UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
(Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)  Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).
Annual Report –
Baird Funds
December 31, 2020

Taxable Bond Funds
Baird Ultra Short Bond Fund	Baird Aggregate Bond Fund
Baird Short-Term Bond Fund	Baird Core Plus Bond Fund
  Baird Intermediate Bond Fund
Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Strategic Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund
  Baird Municipal Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-442-2473, or sending an e-mail request to prospectus@bairdfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-442-2473 or send an e-mail request to prospectus@bairdfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

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Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
2020 Bond Market Overview	2
Baird Ultra Short Bond Fund	7
Baird Short-Term Bond Fund	33
Baird Intermediate Bond Fund	62
Baird Aggregate Bond Fund	89
Baird Core Plus Bond Fund	144
2020 Municipal Bond Market Overview	206
Baird Short-Term Municipal Bond Fund	210
Baird Strategic Municipal Bond Fund	298
Baird Quality Intermediate Municipal Bond Fund	329
Baird Core Intermediate Municipal Bond Fund	371
Baird Municipal Bond Fund	431
Additional Information on Fund Expenses	450
Statements of Assets and Liabilities	452
Statements of Operations	456
Statements of Changes in Net Assets	460
Financial Highlights	470
Notes to the Financial Statements	490
Report of Independent Registered Public Accounting Firm	509
Directors and Officers	510
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Bond Funds	513
Additional Information	517
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates, asset classes, types of fixed income securities and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 26, 2021
Dear Shareholder,

After the challenges we have all endured over the past year, our Baird Advisors team hopes this letter finds you, your families and your loved ones healthy and safe. To say that 2020 was a challenging year for the financial markets and investors truly understates what we have all experienced. The impact of the coronavirus on our investors’ lives, families, businesses and communities felt at times overwhelming, but you all persevered and we are honored to have been your fixed income manager during this period. For our Baird Advisors team, this year has reminded us of the importance of looking out for each other and remaining laser focused on delivering on your financial needs. We have spent decades building and refining our all-weather strategies and I am extremely proud of our team for navigating the unprecedented weather in 2020. We delivered competitive returns but also peace of mind that your bond portfolio was doing what it was supposed to do. In addition, having a talented, well-respected municipal bond team embedded with our taxable team remains a significant competitive advantage. That expertise and talent was a contributor to the Baird Bond Funds’ strong performance in 2020 across our entire lineup.

Amidst this extremely volatile and challenged environment, the Baird Bond Funds delivered very strong absolute performance and nearly all materially exceeded their benchmarks. While the Baird Quality Intermediate Municipal Bond Fund modestly lagged its benchmark, it continued to achieve its wealth preservation goal, remaining one of if not the highest quality bond fund available in the market. All of the Baird Bond Funds’ long-term track records remain very competitive and we believe the portfolios are positioned well as we enter 2021.

While much in the world has changed, our core commitment to our investors has not. We remain dedicated to generating competitive, risk-controlled returns over full market cycles, providing competitively-priced products, delivering outstanding service and continuing to invest in our long-tenured and seasoned investment team.

Through all of the challenges in 2020, we never lost sight of the fact that our long-term success rests on the trust you have placed in us to be effective stewards of your assets. We want to express our sincere appreciation for your confidence in our work and continued investment in the Baird Bond Funds. May 2021 bring you health, happiness and success.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2020 Bond Market Overview
(Unaudited)

2020 – Global Pandemic Shock Followed by Massive Coordinated Fiscal and Monetary Response
Treasury yields fell across the curve in 2020, with the benchmark 10yr Treasury down 100 bps to finish the year at 0.92%, after hitting an all-time [intra-day] record low of 0.31% on March 9. The curve steepened, with the spread between 2yr and 30yr Treasuries increasing from 82 bps to 153 bps during the year, as yields in shorter maturities saw the largest decline. Starting in late February, the coronavirus (COVID-19) affected every aspect of the economy, leading to the swiftest equity bear market in history, with an over 33% peak-to-trough drop in the S&P 500 in just over a month ending March 23, and fixed income markets hitting levels of distress not seen since the Global Financial Crisis (GFC) in 2008. However, unlike 2008, the massive, coordinated monetary and fiscal responses resulted in a much swifter recovery. Unemployment dropped to 6.7% by year end after peaking at 14.7% in April as businesses reopened, and the Pfizer and Moderna vaccines offered hope for a return to normal. The S&P 500 ended the year +16% at record highs and credit spreads tightened through year end, completely erasing the pandemic-related widening in many sectors. The COVID-19 pandemic and the policy response to it essentially created a full market cycle for spreads in the span of a calendar year.

Treasury Yields

Maturity	12/31/19	9/30/20	12/31/20	Q4 Change	2020 Change
3mo	1.55%	0.10%	0.09%	-0.01%	-1.46%
1	1.60%	0.12%	0.11%	-0.01%	-1.49%
2	1.57%	0.13%	0.12%	-0.01%	-1.45%
3	1.61%	0.15%	0.17%	0.02%	-1.44%
5	1.69%	0.27%	0.36%	0.09%	-1.33%
7	1.83%	0.47%	0.65%	0.18%	-1.18%
10	1.92%	0.68%	0.92%	0.24%	-1.00%
30	2.39%	1.45%	1.65%	0.20%	-0.74%

Fed’s Response and Congress’ CARES Act Eased the Pain; Politics and Geopolitical Uncertainty were High in 2020

The Fed cut rates in two emergency meetings in early March, slashing the fed funds rate 150 bps to the zero bound. Then as credit markets froze up, the Fed implemented “unlimited” purchases of U.S. Treasuries and Agency Mortgage-Backed Securities at a truly astounding pace, authorizing their fourth quantitative easing (“QE”) program with purchases of up to $75B Treasuries and $50B MBS per day, buying more in a day than during a full month during QE3. The Fed rebooted several 2008-era emergency lending programs, and created a few brand new lending facilities to keep primary and secondary bond trading in corporates and municipals from grinding to a halt. Late in March, Congress passed the $2.2T Coronavirus Aid, Relief, and Economic Security

2020 Bond Market Overview
(Unaudited)

(CARES) Act, the largest fiscal aid package ever at 10% of GDP. The act included support for small businesses, direct payments and enhanced unemployment benefit payments to consumers, and additional funding to hospitals and health care providers. In August, Fed Chair Powell released a “Statement on Longer-Run Goals and Monetary Policy Strategy” – as expected, the Fed moved to an inflation target that averages 2% over time, while forecasting the fed funds rate to remain at the zero bound through 2023. Housing was a bright spot in the economy, with the Freddie Mac 30-yr Mortgage Market Survey Rate hitting all-times lows 14 times during the year, ending at 2.7%. Political uncertainty was high throughout the year. Democratic challenger Joe Biden defeated incumbent President Trump in November, and despite claims of widespread voter fraud by President Trump, Biden was inaugurated on January 20. U.S./China trade tensions continued and Beijing further limited Hong Kong’s autonomy by enacting a national security law on June 30. The UK officially left the EU on January 31, 2020, reaching a final agreement on trade in late December and avoiding a worst-case scenario no-deal Brexit.

As the Fed Balance Sheet Expanded at a Furious Pace, Fixed Income Flows Rebounded
The Fed’s bond-buying program (QE4) added an astounding $3T to its investment portfolio, from $3.7 T to $6.7T. QE4 in combination with slashing short rates to zero helped stabilize the bond market. As investor confidence swiftly returned, the $175B in YTD net mutual fund and ETF outflows through March completely reversed, and fund inflows returned at record-setting pace. Net fixed income mutual fund and ETF inflows ended 2020 at $415B and, importantly, the ICI data doesn’t fully capture demand from all market participants – such as insurance companies, pensions, and foreign investors. Global investors have been drawn to the positive yields on U.S. debt, as nearly $18T in global bonds were trading at negative yields at year end, reaching all-time highs in 2020 according to Bloomberg data.

Option-Adjusted Spreads (in bps)
		March			Q4	YTD
	12/31/19	Wides	9/30/20	12/31/20	Chg	Chg
U.S. Aggregate Index	39	127 (3/20)	60	42	-18	3
U.S. Agency (non-mortgage)	10	53 (3/25)	16	10	-6	0
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	39	132 (3/19)	61	39	-22	0
U.S. Agency CMBS	53	144 (3/23)	62	44	-18	-9
U.S. Non-Agency CMBS	85	348 (3/25)	139	109	-30	24
Asset-Backed Securities	44	325 (3/26)	41	33	-8	-11
Corporate Sectors
U.S. Investment Grade	93	373 (3/23)	136	96	-40	3
Industrial	99	383 (3/23)	140	101	-39	2
Utility	97	298 (3/24)	141	106	-35	9
Financial Institutions	80	378 (3/23)	126	83	-43	3
Other Govt. Related	72	180 (3/23)	84	66	-18	-6
U.S. High Yield Corporates	336	1100 (3/23)	517	360	-157	24
Emerging Market Debt	573	1370 (3/23)	638	503	-135	-70

Source: Bloomberg Barclays Indices

2020 Bond Market Overview
(Unaudited)

2020 Spreads: Full Market Cycle for Spreads in One Year
Spreads in most sectors ended the year relatively close to where they began, masking huge intra-year volatility in 2020. For the year, spreads in Agency Pass-throughs were flat, U.S. Investment Grade Corporates widened 3 bps and ABS tightened 11 bps. However, at their March wides, these three sectors were wider by 93 bps, 280 bps and 281 bps, respectively. These swings were due in large part to the uncertainty around COVID-19 and what impact the government’s containment efforts would have on the economy, the unprecedented fiscal and monetary support detailed above, and positive vaccine news later in the year providing investors with a light at the end of the tunnel. In particular, the tightening in Agency Pass-through spreads was primarily due to the Fed’s $600B in net purchases, which decreased available supply to investors. Furthermore, record-low mortgage rates provided strength to the housing sector and homeowners refinanced at faster-than-expected speeds. Outlier sectors include Non-Agency CMBS, which widened 24 bps (with the most severe widening focused in “A” and lower rated securities) on uncertainty around pandemic-hit sectors such as retail and hotel space, and U.S. High Yield Corporates which widened 24 bps. The outsized move tighter in Emerging Market Debt for the year (70 bps tighter) was largely driven by the removal of Venezuela from the index in May which reduced the OAS of the index by over 300bps. (The EM index underperformed similar-maturity Treasuries in 2020). Investment Grade Corporates had record gross ($2.1T) and net ($1.1T) supply, which was met by very strong demand.

Strong Market Returns, Credit Outperformed in 2020
The returns in the U.S. fixed income market were truly remarkable considering the strong total returns in 2019 and the fact the 10-year Treasury yield began the year at just 1.92%. Both credit risk and duration risk were rewarded in 2020. U.S. Investment Grade Corporates posted the strongest spread sector returns in 2020 (+9.89%), and returns on longer maturities (U.S. Gov’t/Credit + 8.93%) were substantially greater than those on shorter maturities (U.S. 1-3 Yr. Gov’t/Credit Index +3.33%). Agency Pass-throughs were the weakest-performing sector (+3.87%), largely due to record-low mortgage rates and historically fast residential mortgage refinancing activity, generating large prepayments in the premium-priced sector. TIPS were the top-performing sector (+10.99%) due to their longer duration and the Fed’s efforts to engineer negative real yields.

Total Returns of Selected Bloomberg Barclays Indices and Subsectors
					Effective
	December	Q4	2020	2019	Duration (yrs)
U.S. Aggregate Index	0.14%	0.67%	7.51%	8.72%	6.22
U.S. Gov’t/Credit Index	0.09%	0.82%	8.93%	9.71%	7.74
U.S. Intermediate Gov’t/Credit Index	0.21%	0.48%	6.43%	6.80%	4.12
U.S. 1-3 Yr. Gov’t/Credit Index	0.09%	0.21%	3.33%	4.03%	1.91
U.S. Treasury	-0.23%	-0.83%	8.00%	6.86%	7.21
U.S. Agency (Non-Mortgage)	0.11%	0.04%	5.48%	5.89%	3.66
U.S. Agency Pass-Throughs	0.22%	0.24%	3.87%	6.35%	2.34
CMBS (Commercial Mortgage
Backed Securities)	0.73%	1.05%	8.11%	8.29%	5.31
ABS (Asset-Backed Securities)	0.20%	0.36%	4.52%	4.53%	2.10
U.S. Corporate Investment Grade	0.44%	3.05%	9.89%	14.54%	8.84
U.S. High Yield Corporates	1.88%	6.45%	7.11%	14.32%	3.58
Emerging Market Debt	2.86%	7.62%	4.26%	10.90%	5.35
Municipal Bond Index	0.61%	1.82%	5.21%	7.54%	5.18
TIPS (Treasury Inflation
Protected Securities)	1.15%	1.62%	10.99%	8.43%	7.81

2020 Bond Market Overview
(Unaudited)

2021 Outlook
We expect above-average economic growth in 2021 as the lagged stimulus benefits, reduced spread of COVID-19 as vaccinations increase, and pent-up consumer demand take effect. While the Fed will remain highly accommodative, anchoring short-term rates at zero and continuing QE, market consensus anticipates a steeper curve with higher inflation expectations and ever-rising Treasury supply pushing longer rates higher. However, we anticipate more modest upward pressure on yields as still-strong secular disinflationary forces temper near-term cyclical inflation pressure and strong demand from yield-starved investors limit the increase in yields. We expect spreads to remain relatively tight in 2021 on solid and improving fundamentals and favorable supply/demand technicals. Absolute returns will be more modest given the low starting yields, and every basis point will be especially important. Sector weightings, security selection and roll down will take on even greater importance in this new year.

Disclosures
Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg Barclays Government/Credit Intermediate Index (1 – 3 yr.)  is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

2020 Bond Market Overview
(Unaudited)

U.S Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities):  This index is the CMBS component of the U.S. Aggregate index.  The Bloomberg Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities):  This index is the ABS component of the U.S. Aggregate index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield:  The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

Emerging Market: Bloomberg uses a fixed list of countries defined as emerging markets countries for index inclusion purposes that is based on World Bank Income group definitions (Low/Middle), IMF country classifications (Non-Advanced Economies), and other advanced economies that may be less accessible or investable for global debt investors.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Bloomberg Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Ultra Short Bond Fund
December 31, 2020 (Unaudited)

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg Barclays U.S. Short-Term Government/Corporate Index. The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

Treasury yields fell across the curve in 2020, with the benchmark 10-year Treasury down 100 bps to finish the year at 0.92%, after hitting an all-time [intra-day] record low of 0.31% on March 9. The curve steepened, with the spread between 2-year and 30-year Treasuries increasing from 82 bps to 153 bps during the year, as yields in shorter maturities saw the largest decline. Starting in late February, the coronavirus (COVID-19) affected every aspect of the economy, leading to the swiftest equity bear market in history, with an over 33% peak-to-trough drop in the S&P 500 in just over a month ending March 23, and fixed income markets hitting levels of distress not seen since the Global Financial Crisis (GFC) in 2008. However, unlike 2008, the massive, coordinated monetary and fiscal policy response resulted in a much swifter recovery. U.S. unemployment dropped to 6.7% by year end after peaking at 14.7% in April as businesses reopened, and the Pfizer and Moderna vaccines offered hope for a return to normal sometime in 2021. The S&P 500 ended the year up 16% at record highs, and credit spreads tightened through year end, completely erasing the pandemic-related widening in many sectors. The COVID-19 pandemic and the massive government policy response to it essentially created a full market cycle for spreads in the span of a calendar year.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 35 basis points net of fees. The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

•	Credit Positioning
	•	Positive – Overweight to Investment Grade Credit (increased exposure post widening of the spread)
	•	Positive – Opportunistically increasing exposure to municipal securities
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning – Positive overall
	•	Positive – Exposure to ABS & Non-Agency RMBS (increased exposure post widening of the spread)

We expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to the travel and hospitality service sectors. Yet, with the massive fiscal stimulus that is already in the pipeline, and likely more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely in 2021. Stronger growth may pressure inflation modestly higher, a goal of the Fed, translating into moderately higher intermediate and long-term rates. With short-term rates still anchored close to zero by the Fed, a steeper yield curve will enable investors to capture some added performance as bonds roll down the curve. We expect the roll-down return to be an important component of total return this year, as well as security selection, sector allocation, and the yield advantage the Fund enjoys above that of its benchmark. Strategic positioning across market sectors and along the yield curve (including the ability to thoughtfully reposition should spreads widen into volatility) will complement the always-important security selection process to help navigate through the current environment.

The Fund remains duration neutral with a modest overweight to Investment Grade corporate credit, particularly Financials. The Fund is also maintaining its allocation in the MBS/ABS sectors at the senior part of the capital structure given attractive relative valuations and the continued broad sector diversification benefit they provide to the overall portfolio. The Fund only purchases U.S. dollar denominated securities in the cash bond market (no derivatives) and we believe the Fund is well positioned to add value relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$4,579,120,228

	SEC 30-Day
	Yield(3)
	Institutional Class
	(Subsidized)	0.68%
	Institutional Class
	(Unsubsidized)	0.53%
	Investor Class
	(Subsidized)	0.43%
	Investor Class
	(Unsubsidized)	0.29%

	Average
	Effective
	Duration	0.47 years

	Average
	Effective
Sector Weightings(1)	Maturity	0.53 years

	Annualized
	Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio
	Turnover Rate	92%

	Number of
	Holdings	453

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2022.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.

Baird Ultra Short Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Baird Ultra Short Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2020	Year	Years	Years	Inception(1)
Institutional Class Shares	1.66%	2.24%	1.91%	1.58%
Investor Class Shares	1.66%	2.04%	1.70%	1.36%
Bloomberg Barclays U.S. Short-Term
Government/Corporate Index(2)	1.31%	2.00%	1.55%	1.17%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.000%, 01/15/2021	$45,000,000	$45,025,000
2.250%, 02/15/2021	15,000,000	15,035,923
2.375%, 03/15/2021	80,000,000	80,347,059
2.625%, 05/15/2021	190,000,000	191,736,718
2.125%, 08/15/2021	230,000,000	232,857,032
2.000%, 11/15/2021	245,000,000	249,000,389
2.500%, 01/15/2022	60,000,000	61,475,820
Total U.S. Treasury Securities
(Cost $875,369,336)		875,477,941	19.1%
Other Government Related Securities
Industrial Bank of Korea,
0.814%, 08/02/2021
(3 Month LIBOR USD + 0.600%)(1)(2)(3)	4,000,000	4,007,280
Total Other Government Related Securities
(Cost $4,000,000)		4,007,280	0.1%
Corporate Bonds
Industrials
AbbVie, Inc.:
0.563%, 05/21/2021
(3 Month LIBOR USD + 0.350%)(3)	6,525,000	6,531,296
2.150%, 11/19/2021	7,195,000	7,310,885
5.000%, 12/15/2021	18,628,000	19,230,778
Analog Devices, Inc.,
2.500%, 12/05/2021	2,000,000	2,036,045
Anglo American Capital PLC,
4.125%, 04/15/2021(1)(2)	5,304,000	5,346,303
AT&T, Inc.,
1.187%, 07/15/2021
(3 Month LIBOR USD + 0.950%)(3)	3,000,000	3,013,429
AutoNation, Inc.,
3.350%, 01/15/2021	1,403,000	1,403,794
BAE Systems PLC,
4.750%, 10/11/2021(1)(2)	4,395,000	4,536,139
Bayer US Finance II LLC:
0.881%, 06/25/2021
(3 Month LIBOR USD + 0.630%)(2)(3)	10,000,000	10,020,308
3.500%, 06/25/2021(2)	7,110,000	7,196,439
2.750%, 07/15/2021(2)	1,184,000	1,198,625
Bayer US Finance LLC,
3.000%, 10/08/2021(2)	2,800,000	2,847,685
Becton Dickinson and Co.,
3.125%, 11/08/2021	31,610,000	32,310,779

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
BG Energy Capital PLC,
4.000%, 10/15/2021(1)(2)	$2,940,000	$3,018,393
BMW US Capital LLC,
3.100%, 04/12/2021(2)	2,671,000	2,690,124
Broadcom, Inc.:
3.125%, 04/15/2021	16,222,000	16,314,888
3.000%, 01/15/2022	8,997,000	9,203,978
Campbell Soup Co.,
0.847%, 03/15/2021
(3 Month LIBOR USD + 0.630%)(3)	4,275,000	4,278,824
Canadian Natural Resources Ltd.,
3.450%, 11/15/2021(1)	12,696,000	12,923,512
Celanese US Holdings LLC,
5.875%, 06/15/2021	3,491,000	3,567,853
CF Industries, Inc.,
3.400%, 12/01/2021(2)	10,045,000	10,280,584
Cigna Corp.:
0.879%, 09/17/2021
(3 Month LIBOR USD + 0.650%)(3)	2,000,000	2,000,316
3.900%, 02/15/2022	9,376,000	9,740,612
CNH Industrial Capital LLC:
4.875%, 04/01/2021	2,009,000	2,028,658
3.875%, 10/15/2021	9,528,000	9,751,722
CRH America, Inc.,
5.750%, 01/15/2021	4,855,000	4,861,878
CVS Health Corp.,
0.950%, 03/09/2021
(3 Month LIBOR USD + 0.720%)(3)	7,485,000	7,493,669
Daimler Finance North America LLC:
0.663%, 02/22/2021
(3 Month LIBOR USD + 0.450%)(2)(3)	3,500,000	3,501,612
3.000%, 02/22/2021(2)	2,800,000	2,809,236
3.350%, 05/04/2021(2)	4,605,000	4,649,164
2.000%, 07/06/2021(2)	5,000,000	5,039,614
3.750%, 11/05/2021(2)	6,629,000	6,812,710
2.850%, 01/06/2022(2)	1,091,000	1,117,046
1.121%, 02/15/2022
(3 Month LIBOR USD + 0.900%)(2)(3)	3,500,000	3,526,332
1.093%, 02/22/2022
(3 Month LIBOR USD + 0.880%)(2)(3)	3,150,000	3,172,925
Danone SA,
2.077%, 11/02/2021(1)(2)	4,184,000	4,235,610
Dentsply Sirona,
4.125%, 08/15/2021	2,000,000	2,024,848

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Eastman Chemical Co.,
3.500%, 12/01/2021	$10,820,000	$11,113,875
Enbridge Energy Partners LP,
4.200%, 09/15/2021	7,459,000	7,584,338
Energy Transfer Operating LP,
4.650%, 06/01/2021	9,491,000	9,562,203
Energy Transfer Partners LP,
5.200%, 02/01/2022	3,500,000	3,630,277
Enterprise Products Operating LLC,
2.850%, 04/15/2021	20,701,000	20,802,070
Equifax, Inc.:
1.091%, 08/15/2021
(3 Month LIBOR USD + 0.870%)(3)	6,420,000	6,439,738
3.600%, 08/15/2021	2,859,000	2,912,280
ERAC USA Finance LLC,
2.600%, 12/01/2021(2)	3,100,000	3,153,606
Family Dollar Stores, Inc.,
5.000%, 02/01/2021	905,000	907,719
FedEx Corp.,
3.400%, 01/14/2022	12,500,000	12,894,854
Ford Motor Credit Co. LLC:
5.085%, 01/07/2021	350,000	350,000
5.750%, 02/01/2021	5,200,000	5,213,000
3.336%, 03/18/2021	1,700,000	1,704,250
Fresenius Medical Care US Finance, Inc.,
5.750%, 02/15/2021(2)	8,027,000	8,071,571
Fresenius US Finance II, Inc.,
4.250%, 02/01/2021(2)	2,350,000	2,355,997
General Mills, Inc.,
0.770%, 04/16/2021
(3 Month LIBOR USD + 0.540%)(3)	3,500,000	3,505,008
General Motors Co.,
1.130%, 09/10/2021
(3 Month LIBOR USD + 0.900%)(3)	1,500,000	1,501,725
General Motors Financial Co., Inc.:
4.200%, 03/01/2021	1,815,000	1,819,463
3.550%, 04/09/2021	4,155,000	4,187,169
3.200%, 07/06/2021	11,356,000	11,478,144
4.375%, 09/25/2021	2,808,000	2,883,823
4.200%, 11/06/2021	7,996,000	8,241,614
3.450%, 01/14/2022	4,100,000	4,209,693
Georgia-Pacific LLC,
3.163%, 11/15/2021(2)	3,670,000	3,738,778
Glencore Finance (Canada) Ltd.,
4.950%, 11/15/2021(1)(2)	14,364,000	14,937,489

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Global Payments, Inc.,
3.800%, 04/01/2021	$12,116,000	$12,182,684
Grupo Bimbo SAB de CV,
4.500%, 01/25/2022(1)(2)	3,000,000	3,117,570
Halliburton Co.,
3.250%, 11/15/2021	2,121,000	2,157,364
Hewlett Packard Enterprise Co.:
0.900%, 03/12/2021
(3 Month LIBOR USD + 0.680%)(3)	5,000,000	5,004,432
3.500%, 10/05/2021	13,340,000	13,621,736
Hyundai Capital America:
3.450%, 03/12/2021(2)	1,905,000	1,914,430
2.450%, 06/15/2021(2)	3,150,000	3,174,852
3.750%, 07/08/2021(2)	17,785,000	18,044,821
3.950%, 02/01/2022(2)	1,595,000	1,647,888
Hyundai Capital America, Inc.,
1.174%, 07/08/2021
(3 Month LIBOR USD + 0.940%)(2)(3)	1,825,000	1,827,422
IDEX Corp.,
4.200%, 12/15/2021	1,200,000	1,230,837
Ingersoll-Rand Global Holding Co. Ltd.,
2.900%, 02/21/2021	3,000,000	3,009,493
International Business Machines Corp.,
0.621%, 05/13/2021
(3 Month LIBOR USD + 0.400%)(3)	6,400,000	6,409,289
JD.com, Inc.,
3.125%, 04/29/2021(1)	10,645,000	10,718,195
Keurig Dr Pepper, Inc.:
3.551%, 05/25/2021	3,624,000	3,669,199
2.530%, 11/15/2021	1,000,000	1,018,444
Kinder Morgan Energy Partners LP:
5.800%, 03/01/2021	9,581,000	9,659,000
5.000%, 10/01/2021	11,779,000	12,033,506
Kinder Morgan, Inc.,
5.000%, 02/15/2021(2)	9,105,000	9,131,871
Kinross Gold Corp.,
5.125%, 09/01/2021(1)	22,869,000	23,281,768
Kroger Co.,
3.400%, 04/15/2022	4,800,000	4,950,123
Lennar Corp.,
6.250%, 12/15/2021	18,621,000	19,067,904
Marathon Petroleum Corp.,
5.125%, 03/01/2021	5,000,000	5,035,364

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Marriott International, Inc.:
0.876%, 03/08/2021
(3 Month LIBOR USD + 0.650%)(3)	$3,300,000	$3,301,252
2.300%, 01/15/2022	3,002,000	3,041,508
Microchip Technology, Inc.,
3.922%, 06/01/2021	33,038,000	33,507,114
Molson Coors Beverage Co.,
2.100%, 07/15/2021	18,135,000	18,287,214
Mosaic Co.,
3.750%, 11/15/2021	2,105,000	2,146,843
Mylan NV,
3.150%, 06/15/2021(1)	23,233,000	23,457,585
Nissan Motor Acceptance Corp.:
2.550%, 03/08/2021(2)	4,630,000	4,642,617
1.900%, 09/14/2021(2)	1,250,000	1,258,648
0.869%, 09/21/2021
(3 Month LIBOR USD + 0.630%)(2)(3)	4,800,000	4,788,178
3.650%, 09/21/2021(2)	3,773,000	3,838,751
2.800%, 01/13/2022(2)	7,409,000	7,534,477
Occidental Petroleum Corp.:
4.850%, 03/15/2021	5,160,000	5,160,000
1.671%, 08/15/2022
(3 Month LIBOR USD + 1.450%)(3)	8,000,000	7,840,000
Orlando Health Obligated Group,
3.205%, 10/01/2021	1,000,000	1,017,797
Ovintiv Inc.,
3.900%, 11/15/2021 (Callable 8/15/2021)	11,619,000	11,765,061
Penske Truck Leasing Co.:
3.300%, 04/01/2021(2)	3,000,000	3,013,789
3.650%, 07/29/2021(2)	6,560,000	6,661,245
3.375%, 02/01/2022(2)	11,050,000	11,342,921
Phillips 66:
0.833%, 02/26/2021
(3 Month LIBOR USD + 0.600%)(3)	2,710,000	2,710,313
4.300%, 04/01/2022	3,751,000	3,928,290
POSCO,
5.250%, 04/14/2021(1)(2)	9,116,000	9,223,933
Raytheon Technologies Corp.,
3.100%, 11/15/2021	6,329,000	6,443,205
Regency Energy Partners LP /
Regency Energy Finance Corp.,
5.875%, 03/01/2022	4,001,000	4,183,151
Reliance Industries Ltd.,
5.400%, 02/14/2022(1)(2)	1,100,000	1,151,707
Roper Technologies, Inc.,
2.800%, 12/15/2021	2,851,000	2,911,539

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sabine Pass Liquefaction LLC,
6.250%, 03/15/2022	$11,834,000	$12,454,625
Seven & i Holdings Co., Ltd.,
3.350%, 09/17/2021(1)(2)	1,608,000	1,639,374
Shell International Finance BV,
1.875%, 05/10/2021(1)	10,200,000	10,258,170
Sonoco Products Co.,
4.375%, 11/01/2021	2,000,000	2,040,873
Southern Natural Gas Co. LLC,
4.400%, 06/15/2021 (Callable 03/15/2021)	22,428,000	22,595,106
Spirit AeroSystems, Inc.,
1.017%, 06/15/2021
(3 Month LIBOR USD + 0.800%)(3)	4,000,000	3,949,447
Sunoco Logistics Partners Operations LP,
4.400%, 04/01/2021	15,000,000	15,093,762
Takeda Pharmaceutical Co. Ltd.,
2.450%, 01/18/2022(1)(2)	3,076,000	3,136,042
Telefonica Emisiones SA,
5.462%, 02/16/2021(1)	8,643,000	8,691,409
Time Warner Cable LLC,
4.000%, 09/01/2021	24,622,000	24,971,500
TTX Co.,
4.400%, 05/01/2021(2)	524,000	530,529
Verizon Communications, Inc.,
1.321%, 05/15/2025
(3 Month LIBOR USD + 1.100%(3)	4,000,000	4,107,403
Volkswagen Group of America Finance LLC:
2.500%, 09/24/2021(2)	7,300,000	7,408,773
1.154%, 11/12/2021
(3 Month LIBOR USD + 0.940%)(2)(3)	6,000,000	6,043,263
4.000%, 11/12/2021(2)	10,041,000	10,347,526
Vulcan Materials Co.,
0.875%, 03/01/2021
(3 Month LIBOR USD + 0.650%)(3)	9,236,000	9,239,910
Williams Companies, Inc.:
7.875%, 09/01/2021	11,619,000	12,181,343
4.000%, 11/15/2021	14,625,000	14,939,700
3.600%, 03/15/2022	4,610,000	4,758,695
Xylem, Inc.,
4.875%, 10/01/2021	28,425,000	29,343,279
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	10,898,000	11,207,762
Total Industrials
(Cost $959,650,997)		961,229,118	21.0%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utilities
American Electric Power Co., Inc.,
3.650%, 12/01/2021	$6,450,000	$6,649,187
American Transmission Systems, Inc.,
5.250%, 01/15/2022(2)	9,300,000	9,692,481
EDP Finance BV,
5.250%, 01/14/2021(1)(2)	29,227,000	29,260,974
Emera US Finance LP,
2.700%, 06/15/2021	17,903,000	18,042,314
Exelon Corp.,
2.450%, 04/15/2021	6,615,000	6,640,955
LG&E and KU Energy LLC,
4.375%, 10/01/2021	1,900,000	1,935,085
NextEra Energy Capital Holdings, Inc.,
0.774%, 08/28/2021
(3 Month LIBOR USD + 0.550%)(3)	2,619,000	2,619,842
PNM Resources, Inc.,
3.250%, 03/09/2021	23,964,000	24,058,013
Southwestern Electric Power Co.,
3.550%, 02/15/2022	10,750,000	11,038,099
Tampa Electric Co.,
5.400%, 05/15/2021	2,930,000	2,981,803
Western Power Distribution,
5.375%, 05/01/2021(1)(2)	16,221,000	16,279,448
Total Utilities
(Cost $129,077,713)		129,198,201	2.8%
Financials
ABN AMRO Bank NV,
0.803%, 08/27/2021
(3 Month LIBOR USD + 0.570%)(1)(2)(3)	1,000,000	1,003,228
Ally Financial, Inc.:
4.250%, 04/15/2021	11,625,000	11,744,648
4.125%, 02/13/2022	13,631,000	14,155,614
American International Group, Inc.,
3.300%, 03/01/2021	1,804,000	1,807,798
Banco Santander SA,
3.500%, 04/11/2022(1)	6,505,000	6,755,142
Bank of America Corp.:
5.700%, 01/24/2022	11,399,000	12,047,096
0.901%, 06/25/2022
(3 Month LIBOR USD + 0.650%)(3)	4,000,000	4,010,140
Barclays Bank PLC,
10.180%, 06/12/2021(1)(2)	1,951,000	2,029,135

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Barclays PLC:
3.250%, 01/12/2021(1)	$3,720,000	$3,722,007
3.200%, 08/10/2021(1)	16,325,000	16,594,192
BBVA USA:
0.951%, 06/11/2021
(3 Month LIBOR USD + 0.730%)(3)	4,750,000	4,760,819
3.500%, 06/11/2021	26,214,000	26,510,168
BPCE SA,
2.750%, 12/02/2021(1)	5,870,000	5,997,664
Capital One Financial Corp.,
3.450%, 04/30/2021	8,401,000	8,463,401
Capital One NA,
2.950%, 07/23/2021	14,214,000	14,386,385
CIT Group, Inc.,
4.125%, 03/09/2021	16,265,000	16,313,795
Citibank NA,
0.824%, 05/20/2022
(3 Month LIBOR USD + 0.600%)(3)	7,000,000	7,012,254
Citigroup, Inc.:
2.350%, 08/02/2021	1,269,000	1,283,780
2.900%, 12/08/2021	18,821,000	19,227,751
1.175%, 04/25/2022
(3 Month LIBOR USD + 0.960%)(3)	4,875,000	4,918,518
Citizens Bank NA,
0.941%, 02/14/2022
(3 Month LIBOR USD + 0.720%)(3)	1,500,000	1,506,976
Citizens Financial Group, Inc.,
2.375%, 07/28/2021	4,000,000	4,039,336
Credit Suisse,
3.450%, 04/16/2021(1)	11,509,000	11,614,474
Danske Bank A/S,
5.000%, 01/12/2022(1)(2)	19,458,000	20,313,341
Deutsche Bank AG:
3.150%, 01/22/2021(1)	11,708,000	11,720,986
4.250%, 10/14/2021(1)	11,666,000	11,962,630
Fifth Third Bank NA,
0.854%, 02/01/2022
(3 Month LIBOR USD + 0.640%)(3)	2,000,000	2,011,945
Goldman Sachs Group, Inc.:
1.977%, 02/25/2021
(3 Month LIBOR USD + 1.770%)(3)	2,285,000	2,290,520
5.750%, 01/24/2022	27,450,000	29,014,534
HSBC Finance Corp.,
6.676%, 01/15/2021	9,975,000	9,988,377

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lloyds Bank PLC:
0.703%, 05/07/2021
(3 Month LIBOR USD + 0.490%)(1)(3)	$3,665,000	$3,670,488
3.000%, 01/11/2022(1)	7,622,000	7,817,734
Macquarie Bank Ltd.,
6.625%, 04/07/2021(1)(2)	3,971,000	4,032,979
Macquarie Group Ltd.,
6.250%, 01/14/2021(1)(2)	10,344,000	10,358,929
Mitsubishi UFJ Financial Group, Inc.:
0.865%, 07/26/2021
(3 Month LIBOR USD + 0.650%)(1)(3)	5,981,000	5,999,073
0.925%, 03/07/2022
(3 Month LIBOR USD + 0.700%)(1)(3)	3,173,000	3,190,859
Mizuho Financial Group, Inc.:
1.704%, 04/12/2021
(3 Month LIBOR USD + 1.480%)(1)(2)(3)	1,500,000	1,505,692
2.632%, 04/12/2021(1)(2)	3,600,000	3,622,727
1.164%, 02/28/2022
(3 Month LIBOR USD + 0.940%)(1)(3)	5,205,000	5,250,465
Morgan Stanley,
1.398%, 01/20/2022
(3 Month LIBOR USD + 1.180%)(3)	17,400,000	17,408,875
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021(2)	5,372,000	5,430,363
Nordea Bank AB,
4.875%, 05/13/2021(1)(2)	23,525,000	23,886,903
PNC Bank NA,
0.660%, 12/09/2022
(3 Month LIBOR USD + 0.430%)(3)	8,000,000	8,021,985
Reliance Standard Life Global Funding II,
3.050%, 01/20/2021(2)	1,000,000	1,001,146
Santander Holdings USA, Inc.,
4.450%, 12/03/2021	2,000,000	2,065,229
Santander UK Group Holdings PLC:
3.125%, 01/08/2021(1)	4,588,000	4,588,992
2.875%, 08/05/2021(1)	3,270,000	3,315,798
Santander UK PLC:
2.500%, 01/05/2021(1)	2,000,000	2,000,000
3.400%, 06/01/2021(1)	2,088,000	2,114,387
0.881%, 11/15/2021
(3 Month LIBOR USD + 0.660%)(1)(3)	2,750,000	2,763,183
Standard Chartered PLC:
3.050%, 01/15/2021(1)(2)	3,500,000	3,502,627
1.430%, 09/10/2022
(3 Month LIBOR USD + 1.200%)(1)(2)(3)	5,000,000	5,020,907

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Standard Chartered PLC: (cont.)
1.368%, 01/20/2023
(3 Month LIBOR USD + 1.150%)(1)(2)(3)	$3,000,000	$3,019,698
Sumitomo Mitsui Financial Group, Inc.:
2.442%, 10/19/2021(1)	15,000,000	15,246,146
2.846%, 01/11/2022(1)	2,356,000	2,415,068
SunTrust Banks, Inc.,
0.812%, 05/17/2022
(3 Month LIBOR USD + 0.590%)(3)	8,400,000	8,451,060
Svenska Handelsbanken AB,
0.675%, 05/24/2021
(3 Month LIBOR USD + 0.470%)(1)(3)	3,725,000	3,731,626
Swedbank AB,
2.650%, 03/10/2021(1)(2)	1,750,000	1,757,340
Synchrony Bank,
3.650%, 05/24/2021	11,730,000	11,846,307
Synchrony Financial,
3.750%, 08/15/2021	13,877,000	14,075,629
Toronto-Dominion Bank,
3.250%, 06/11/2021(1)	10,000,000	10,131,686
Trinity Acquisition PLC,
3.500%, 09/15/2021(1)	4,815,000	4,901,260
UBS Group Funding Switzerland AG:
2.004%, 04/14/2021
(3 Month LIBOR USD + 1.780%)(1)(2)(3)	8,500,000	8,539,410
1.744%, 02/01/2022
(3 Month LIBOR USD + 1.530%)(1)(2)(3)	4,650,000	4,719,547
Wells Fargo & Co.:
1.240%, 07/26/2021
(3 Month LIBOR USD + 1.025%)(3)	4,975,000	5,001,787
1.144%, 02/11/2022
(3 Month LIBOR USD + 0.930%)(3)	19,300,000	19,316,384
Wells Fargo Bank NA,
0.890%, 09/09/2022
(3 Month LIBOR USD + 0.660%)(3)	8,150,000	8,182,321
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	17,847,000	18,026,717
Total Financials
(Cost $551,945,322)		553,137,981	12.1%
Total Corporate Bonds
(Cost $1,640,674,032)		1,643,565,300	35.9%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Berks County Municipal Authority,
1.050%, 05/15/2022 (Callable 01/04/2021)(4)	$800,000	$800,000
Borough of Carlstadt NJ,
2.000%, 07/23/2021	8,525,000	8,595,928
Burke County Development Authority:
1.650%, 11/01/2048(4)	3,000,000	3,016,950
1.550%, 12/01/2049(4)	13,000,000	13,207,480
Central Texas Turnpike System,
0.000%, 08/15/2021	1,115,000	1,111,599
Chicago Midway International Airport,
5.000%, 01/01/2021	2,000,000	2,000,000
City of Baton Rouge and Parish of East Baton Rouge,
5.000%, 08/01/2021	1,500,000	1,539,300
City of Bridgeport CT,
3.313%, 07/01/2021	2,150,000	2,171,349
City of New York NY,
0.310%, 10/01/2046 (Callable 01/04/2021)(4)	1,700,000	1,700,000
City of Newark NJ,
2.000%, 10/05/2021	3,000,000	3,021,420
City of Ontario CA,
1.971%, 06/01/2021	470,000	471,772
City of Philadelphia PA,
5.000%, 08/01/2021	1,040,000	1,066,770
City of Troy NY,
1.250%, 07/30/2021	12,902,475	12,982,083
City of Whiting IN,
5.250%, 01/01/2021	10,000,000	10,000,000
Clark County School District,
5.000%, 06/15/2021	1,075,000	1,097,027
Connecticut State Development Authority,
5.500%, 04/01/2021	1,000,000	1,011,690
County of Burleigh ND:
0.650%, 11/01/2021	3,200,000	3,200,640
2.750%, 02/01/2022 (Callable 01/21/2021)	20,000,000	20,003,400
County of Carroll KY,
1.200%, 02/01/2032(4)	14,250,000	14,278,785
County of Clark Department of Aviation,
5.000%, 07/01/2021	9,500,000	9,708,050
County of Hudson NJ,
7.000%, 06/01/2021	5,070,000	5,186,813
County of Lucas OH,
0.450%, 10/15/2021	10,500,000	10,502,205
County of Meade KY,
0.120%, 07/01/2060 (Callable 01/04/2021)(4)	8,000,000	8,000,000

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Riverside CA,
2.165%, 02/15/2021	$3,500,000	$3,506,930
County of St. Lucie FL,
0.030%, 09/01/2028 (Callable 01/04/2021)(4)	15,000,000	15,000,000
County of Suffolk NY:
2.000%, 07/22/2021	4,800,000	4,830,576
2.000%, 08/19/2021	9,000,000	9,065,430
Dallas/Fort Worth International Airport,
5.000%, 11/01/2038 (Callable 11/01/2021)	1,120,000	1,163,568
Delaware River Port Authority,
5.000%, 01/01/2021	5,500,000	5,500,000
Florida Development Finance Corp.,
1.645%, 04/01/2021	505,000	505,505
Garden State Preservation Trust,
0.000%, 11/01/2021	1,000,000	993,700
Glendale-River Hills School District:
1.000%, 04/19/2021	2,050,000	2,055,309
1.000%, 08/23/2021	2,000,000	2,010,420
Gulf Coast Authority:
2.450%, 05/01/2028(4)	2,500,000	2,514,700
0.040%, 06/01/2030 (Callable 01/04/2021)(4)	10,950,000	10,950,000
Howard University,
2.638%, 10/01/2021	925,000	933,047
Illinois Development Finance Authority,
0.550%, 11/01/2044 (Callable 08/03/2021)(4)	6,000,000	6,004,440
Indiana Finance Authority,
3.875%, 08/01/2021	8,500,000	8,665,665
Indianapolis Local Public Improvement Bond Bank,
1.450%, 06/01/2021 (Callable 02/01/2021)	11,000,000	11,000,440
Industrial Development Authority
of the County of Yavapai,
2.800%, 06/01/2027(4)	1,500,000	1,513,965
Jersey City Redevelopment Agency,
3.000%, 05/27/2021	2,000,000	2,021,220
Joplin Industrial Development Authority,
2.154%, 02/15/2022	1,400,000	1,418,340
Kendall County Forest Preserve District,
5.000%, 01/01/2021	2,000,000	2,000,000
Louisiana Public Facilities Authority,
6.750%, 05/01/2041 (Callable 05/01/2021)	3,000,000	3,060,870
Massachusetts Development Finance Agency,
2.450%, 05/01/2027(2)(4)	3,000,000	3,017,640
Massachusetts Educational Financing Authority,
5.000%, 01/01/2021	3,000,000	3,000,000

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Memphis-Shelby County Airport Authority,
5.000%, 07/01/2021	$1,000,000	$1,021,800
Merrimack Valley Regional Transit Authority,
1.500%, 06/25/2021	1,650,000	1,656,881
Metropolitan Transportation Authority:
5.000%, 05/15/2021	4,685,000	4,734,146
5.000%, 05/15/2021	1,365,000	1,379,319
5.000%, 09/01/2021	16,960,000	17,281,392
Miami-Dade County Industrial
Development Authority,
0.550%, 11/01/2041(4)	2,750,000	2,752,035
Minneapolis-Saint Paul
Metropolitan Airports Commission,
5.000%, 01/01/2022	1,000,000	1,044,230
Mississippi Business Finance Corp.,
2.500%, 04/01/2022 (Callable 04/01/2021)	4,000,000	4,016,280
Mizuho Floater/Residual Trust,
0.470%, 11/15/2036(2)(4)	15,200,000	15,200,000
Monroe County Development Authority,
0.060%, 09/01/2037 (Callable 01/04/2021)(4)	10,000,000	10,000,000
Montachusett Regional Transit Authority,
1.500%, 07/30/2021	19,000,000	19,113,810
New Jersey Economic Development Authority:
0.000%, 02/15/2021	12,980,000	12,974,159
5.000%, 06/15/2021	5,000,000	5,101,800
0.000%, 02/15/2022	5,000,000	4,969,800
New Jersey Educational Facilities Authority,
5.000%, 09/01/2021	1,610,000	1,658,220
New Jersey Housing & Mortgage Finance Agency,
0.743%, 04/01/2021	1,080,000	1,080,054
New Jersey Sports & Exposition Authority,
5.000%, 09/01/2021	1,300,000	1,335,087
New York State Dormitory Authority:
4.200%, 01/01/2021	2,170,000	2,170,000
5.000%, 07/01/2021	1,545,000	1,579,824
Penns Grove-Carneys Point Regional School District,
2.000%, 07/09/2021	6,858,000	6,909,298
Pennsylvania Economic
Development Financing Authority,
0.700%, 08/01/2037(4)	7,500,000	7,502,175
Philadelphia Authority for Industrial Development,
3.664%, 04/15/2022	6,750,000	6,877,035
Philadelphia Parking Authority,
5.000%, 09/01/2021 (Callable 02/01/2021)	8,450,000	8,477,463
The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Port of Port Arthur Navigation District:
0.090%, 04/01/2040 (Callable 01/04/2021)(4)	$8,505,000	$8,505,000
0.220%, 11/01/2040 (Callable 01/04/2021)(4)	10,000,000	10,000,000
Public Finance Authority,
5.000%, 07/01/2022	2,790,000	2,895,853
Regional Transit Authority,
0.000%, 12/01/2021	1,425,000	1,421,010
Sacramento County Public Financing Authority,
3.543%, 04/01/2021	1,300,000	1,308,983
San Antonio Housing Trust Finance Corp.,
1.400%, 07/01/2022(4)	10,000,000	10,082,700
San Diego Convention Center
Expansion Financing Authority,
0.990%, 04/15/2021	1,000,000	1,001,220
School District of Philadelphia,
5.000%, 09/01/2021	5,000,000	5,146,350
South Carolina Transportation Infrastructure Bank,
0.546%, 10/01/2031
(1 Month LIBOR USD + 0.450%)
(Callable 10/01/2021)(3)	20,500,000	20,472,530
Southwestern Illinois Community
College District No. 522,
0.747%, 12/01/2021	4,255,000	4,255,723
State of Connecticut,
3.000%, 07/01/2021	3,250,000	3,293,485
State of Illinois:
5.000%, 08/01/2021	1,035,000	1,058,494
1.900%, 10/01/2021	19,000,000	18,886,380
Tender Option Bond Trust:
0.470%, 11/15/2045(2)(4)	10,400,000	10,400,000
0.340%, 07/01/2047(2)(4)	2,000,000	2,000,000
0.230%, 08/01/2055 (Callable 02/01/2031)(2)(4)	5,365,000	5,365,000
Tennessee Housing Development Agency,
4.350%, 07/01/2022 (Callable 01/04/2021)	1,495,000	1,495,000
Terrebonne Levee & Conservation District,
0.804%, 06/01/2021	1,000,000	1,001,450
Tobacco Settlement Finance Authority,
0.797%, 06/01/2021	3,000,000	3,000,990
Town of Oyster Bay NY,
3.000%, 02/01/2021	3,420,000	3,426,395
University of Louisville,
5.000%, 09/01/2027 (Callable 09/01/2021)	1,200,000	1,234,320
Westfield-Washington Schools,
2.000%, 07/15/2021	1,120,000	1,129,430

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wheaton College,
0.620%, 10/01/2035 (Callable 01/04/2021)(4)	$5,000,000	$5,000,000
Winooski School District,
1.250%, 10/15/2021	4,700,000	4,715,698
Total Municipal Bonds
(Cost $500,831,211)		501,335,845	10.9%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1, 0.823%, 10/25/2035
(1 Month LIBOR USD + 0.675%)(3)	1,453,061	1,449,760
Arroyo Mortgage Trust,
Series 2019-3, Class A1, 2.962%, 10/25/2048(2)(4)	904,909	932,902
Carrington Mortgage Loan Trust,
Series 2005-NC1, Class M2, 0.928%, 02/26/2035
(1 Month LIBOR USD + 0.780%)(3)	289,244	292,767
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC4, Class A2C, 0.318%, 05/25/2037
(1 Month LIBOR USD + 0.170%)(3)	81,596	81,507
GSAMP Trust:
Series 2005-WMC2, Class A2C, 0.848%, 11/25/2035
(1 Month LIBOR USD + 0.700%)(3)	238,050	239,366
Series 2006-HE4, Class A2C, 0.298%, 06/25/2036
(1 Month LIBOR USD + 0.150%)(3)	194,370	194,178
Home Equity Asset Trust,
Series 2006-2, Class 2A4, 0.768%, 05/25/2036
(1 Month LIBOR USD + 0.620%)(2)(3)	1,194,260	1,190,586
Popular ABS Mortgage Pass-Through Trust,
Series 2006-C, Class A4, 0.398%, 07/25/2036
(1 Month LIBOR USD + 0.250%)(3)	251,473	251,110
RAMP Series Trust,
Series 2007-RZ1, Class A2, 0.308%, 02/25/2037
(1 Month LIBOR USD + 0.160%)(3)	244,848	244,559
Towd Point Mortgage Trust:
Series 2015-4, Class A1, 3.500%, 04/25/2055(2)(4)	1,013,480	1,019,236
Series 2016-4, Class A1, 2.250%, 07/25/2056(2)(4)	5,046,725	5,124,730
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	8,280,750	8,486,953
Series 2017-5, Class A1, 0.748%, 02/26/2057
(1 Month LIBOR USD + 0.600%)(2)(3)	3,824,934	3,812,680
Series 2017-6, Class A1, 2.750%, 10/25/2057(2)(4)	16,978,636	17,480,932
Total Residential Mortgage-Backed Securities
(Cost $40,798,006)		40,801,266	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
COMM Mortgage Trust:
Series 2012-CR2, Class ASB, 2.752%, 08/17/2045	$1,038,926	$1,042,696
Series 2013-LC6, Class ASB, 2.478%, 01/12/2046	449,079	457,423
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	4,542,222	4,562,325
Series 2012-GC6, Class AAB, 3.314%, 01/12/2045	4,544,160	4,564,089
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class A4, 3.176%, 08/17/2045	14,000,000	14,431,739
WFRBS Commercial Mortgage Trust:
Series 2012-C8, Class ASB, 2.559%, 08/17/2045	2,660,763	2,681,852
Series 2013-C14, Class ASB, 2.977%, 06/15/2046	308,868	315,476
Total Commercial Mortgage-Backed Securities
(Cost $28,115,512)		28,055,600	0.6%
Asset Backed Securities
Ally Auto Receivables:
Series 2017-5, Class A3, 1.990%, 03/15/2022	45,916	45,945
Series 2019-2, Class A2, 2.340%, 07/15/2022	1,116,697	1,118,047
Series 2019-4, Class A2, 1.930%, 10/15/2022	7,868,619	7,889,022
Series 2017-5, Class A4, 2.220%, 10/17/2022	4,050,000	4,072,822
Ally Master Owner Trust:
Series 2018-1, Class A2, 2.700%, 01/15/2023	3,065,000	3,067,741
Series 2018-2, Class A, 3.290%, 05/15/2023	11,241,000	11,365,463
Series 2018-4, Class A, 3.300%, 07/15/2023	38,760,000	39,250,054
American Express Credit Account Master Trust:
Series 2018-4, Class A, 2.990%, 12/15/2023	3,351,000	3,385,302
Series 2018-8, Class A, 3.180%, 04/15/2024	4,000,000	4,082,513
BA Credit Card Trust,
Series 2018-A1, Class A1, 2.700%, 07/17/2023	12,090,000	12,126,382
Bank of The West Auto Trust:
Series 2019-1, Class A2, 2.400%, 10/17/2022(2)	426,206	427,537
Series 2018-1, Class A3, 3.430%, 12/15/2022(2)	2,414,506	2,434,013
Series 2017-1, Class A3, 2.110%, 01/15/2023(2)	1,171,555	1,176,418
BMW Vehicle Owner Trust,
Series 2018-A, Class A3, 2.350%, 04/25/2022	935,853	938,288
Capital One Multi-Asset Execution Trust:
Series 2018-A1, Class A1, 3.010%, 02/15/2024	7,440,000	7,499,964
Series 2017-A2, Class A2, 0.569%, 01/15/2025
(1 Month LIBOR USD + 0.410%)(3)	13,500,000	13,543,543
Capital One Prime Auto Receivables Trust,
Series 2019-2, Class A2, 2.060%, 09/15/2022	2,314,787	2,322,484

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CarMax Auto Owner Trust:
Series 2019-3, Class A2A, 2.210%, 12/15/2022	$2,247,867	$2,258,198
Series 2020-3, Class A2A, 0.490%, 06/15/2023	10,895,000	10,911,690
Series 2018-4, Class A3, 3.360%, 09/15/2023	20,091,146	20,514,517
Citibank Credit Card Issuance Trust,
Series 2018-A1, Class A1, 2.490%, 01/20/2023	20,628,000	20,653,346
CNH Equipment Trust,
Series 2020-A, Class A2, 1.080%, 07/15/2023	1,677,297	1,683,018
Conseco Financial Corp.,
Series 1998-4, Class A6, 6.530%, 04/01/2030(4)	105,733	107,600
Daimler Trucks Retail Trust,
Series 2019-1, Class A3, 2.770%, 08/15/2022(2)	11,448,189	11,578,194
Dell Equipment Finance Trust:
Series 2020-1, Class A2, 2.260%, 06/22/2022(2)	11,025,000	11,153,747
Series 2020-2, Class A2, 0.470%, 10/24/2022(2)	6,000,000	6,010,760
Discover Card Execution Note Trust:
Series 2016-A3, Class A3, 1.850%, 10/16/2023	2,500,000	2,511,788
Series 2019-A9, Class A1, 3.040%, 07/15/2024	33,333,542	34,319,715
Evergreen Credit Card Trust,
Series 2018-1, Class A, 2.950%, 03/15/2023(2)	38,560,000	38,764,044
Ford Credit Auto Lease Trust:
Series 2019-B, Class A2A, 2.280%, 02/15/2022	2,268,575	2,272,370
Series 2020-B, Class A2A, 0.500%, 12/15/2022	7,875,000	7,884,793
Ford Credit Auto Owner Trust:
Series 2017-B, Class A4, 1.870%, 09/15/2022	1,040,692	1,043,627
Series 2020-A, Class A2, 1.030%, 10/15/2022	2,486,491	2,493,382
Series 2019-A, Class A3, 2.780%, 09/15/2023	6,450,000	6,561,467
Series 2016-1, Class A, 2.310%, 08/15/2027(2)	7,795,000	7,813,183
Ford Credit Floorplan Master Owner Trust,
Series 2018-3, Class A1, 3.520%, 10/15/2023	30,925,000	31,711,710
GM Financial Automobile Leasing Trust,
Series 2019-1, Class A4, 3.080%, 12/20/2022	8,775,000	8,860,798
GM Financial Consumer Automobile Receivables Trust:
Series 2018-1, Class A3, 2.320%, 07/18/2022	5,601,223	5,626,453
Series 2018-2, Class A3, 2.810%, 12/16/2022	614,223	620,128
Series 2020-2, Class A2A, 1.500%, 03/16/2023	5,113,695	5,136,206
Series 2020-3, Class A2, 0.350%, 07/16/2023	9,859,478	9,865,193
GMF Floorplan Owner Revolving Trust,
Series 2018-4, Class A1, 3.500%, 09/15/2023(2)	5,000,000	5,113,016
Golden Credit Card Trust,
Series 2018-1A, Class A, 2.620%, 01/15/2023(2)	33,681,000	33,709,811
Honda Auto Receivables Owner Trust,
Series 2019-2, Class A2, 2.570%, 12/21/2021	1,363,088	1,366,283

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
HPEFS Equipment Trust:
Series 2019-1A, Class A2, 2.190%, 09/20/2029(2)	$1,789,214	$1,796,442
Series 2020-2A, Class A2, 0.650%, 07/22/2030(2)	20,118,000	20,157,524
Hyundai Auto Lease Securitization Trust:
Series 2019-A, Class A3, 2.980%, 07/15/2022(2)	4,622,855	4,651,370
Series 2020-B, Class A2, 0.360%, 01/17/2023(2)	9,850,000	9,860,112
Hyundai Auto Receivables Trust:
Series 2020-B, Class A2, 0.380%, 03/15/2023	7,500,000	7,506,898
Series 2020-A, Class A2, 1.510%, 04/15/2023	7,516,089	7,566,716
Series 2017-A, Class A4, 2.090%, 04/17/2023	1,564,881	1,567,291
Marlette Funding Trust,
Series 2020-2A, Class A, 1.020%, 09/16/2030(2)	4,184,982	4,192,027
Mercedes-Benz Auto Lease Trust:
Series 2018-B, Class A3, 3.210%, 09/15/2021	1,887,442	1,890,958
Series 2020-A, Class A2, 1.820%, 03/15/2022	16,895,130	16,950,235
Series 2018-B, Class A4, 3.310%, 07/15/2024	2,505,000	2,521,451
Mercedes-Benz Auto Receivables Trust,
Series 2020-1, Class A2, 0.460%, 03/15/2023	10,625,000	10,639,809
Mercedes-Benz Master Owner Trust:
Series 2019-AA, Class A, 0.509%, 05/15/2023
(1 Month LIBOR USD + 0.350%)(2)(3)	16,515,000	16,531,928
Series 2019-BA, Class A, 2.610%, 05/15/2024(2)	10,765,000	11,121,357
MMAF Equipment Finance LLC,
Series 2020-A, Class A2, 0.740%, 04/09/2024(2)	4,500,000	4,515,090
Nissan Auto Lease Trust,
Series 2020-B, Class A2, 0.340%, 12/15/2022	12,825,000	12,839,191
Nissan Auto Receivables Owner Trust:
Series 2017-C, Class A3, 2.120%, 04/18/2022	1,209,724	1,212,843
Series 2018-C, Class A3, 3.220%, 06/15/2023	13,372,830	13,629,956
Series 2019-A, Class A3, 2.900%, 10/16/2023	24,943,189	25,411,527
PFS Financing Corp.:
Series 2018-B, Class A, 2.890%, 02/15/2023(2)	13,273,000	13,300,649
Series 2018-D, Class A, 3.190%, 04/17/2023(2)	2,091,000	2,105,649
Santander Consumer Auto Receivables Trust:
Series 2020-BA, Class A2, 0.380%, 02/15/2023(2)	5,500,000	5,501,689
Series 2020-A, 1.370%, 10/15/2024(2)	16,718,108	16,880,449
Santander Retail Auto Lease Trust,
Series 2019-A, Class A2, 2.720%, 01/20/2022(2)	1,043,909	1,045,942
SoFi Consumer Loan Program LLC:
Series 2017-3, Class A, 2.770%, 05/26/2026(2)	166,295	166,783
Series 2017-4, Class A, 2.500%, 06/25/2026(2)	2,804,706	2,815,154
Series 2018-3, Class A2, 3.670%, 08/25/2027(2)	548,108	551,740
Series 2018-4, Class A, 3.540%, 11/26/2027(2)	265,317	266,308
Series 2019-2, Class A, 3.010%, 04/25/2028(2)	1,509,727	1,524,926

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Synchrony Card Funding LLC,
Series 2019-A2, Class A, 2.340%, 06/15/2025	$11,598,000	$11,946,573
Synchrony Card Issuance Trust,
Series 2018-A1, Class A, 3.380%, 09/15/2024	1,800,000	1,839,411
Synchrony Credit Card Master Note Trust,
Series 2016-2, Class A, 2.210%, 05/15/2024	31,205,000	31,424,487
Tesla Auto Lease Trust,
Series 2018-B, Class A, 3.710%, 08/20/2021(2)	8,116,273	8,167,682
Towd Point Mortgage Trust,
Series 2019-MH1, Class A1, 3.000%, 11/25/2058(2)(4)	3,135,440	3,214,083
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A3, 1.780%, 11/15/2021	74,678	74,727
Series 2017-A, Class A4, 2.100%, 09/15/2022	2,549,122	2,550,989
Series 2020-A, Class A2, 1.670%, 11/15/2022	3,793,792	3,816,523
Trillium Credit Card Trust II,
Series 2019-2A, Class A, 3.038%, 01/26/2024(1)(2)	19,365,000	19,399,526
Verizon Owner Trust:
Series 2018-1A, Class A1A, 2.820%, 09/20/2022(2)	10,694,113	10,738,006
Series 2018-A, Class A1A, 3.230%, 04/20/2023	163,971	166,147
Series 2019-A, Class A1A, 2.930%, 09/20/2023	22,756,000	23,197,382
Volkswagen Auto Lease Trust,
Series 2019-A, Class A2A, 2.000%, 03/21/2022	3,550,633	3,567,946
Volkswagen Auto Loan Enhanced Trust,
Series 2020-1, Class A2A, 0.930%, 12/20/2022	2,870,452	2,877,706
Volvo Financial Equipment LLC:
Series 2017-1A, Class A4, 2.210%, 11/15/2021(2)	1,277,029	1,277,896
Series 2018-1A, Class A3, 2.540%, 02/15/2022(2)	1,567,936	1,572,896
Wheels SPV 2 LLC,
Series 2019-1A, Class A2, 2.300%, 05/22/2028(2)	12,361,163	12,479,053
World Financial Network Credit Card Master Trust:
Series 2018-A, Class A, 3.070%, 12/15/2024	13,382,000	13,425,306
Series 2016-A, Class A, 2.030%, 04/15/2025	10,195,000	10,271,615
Series 2018-B, Class A, 3.460%, 07/15/2025	25,000,000	25,547,160
Series 2018-C, Class A, 3.550%, 08/15/2025	32,400,000	33,215,288
World Omni Auto Receivables Trust,
Series 2020-C, Class A2, 0.350%, 12/15/2023	14,000,000	14,013,135
World Omni Automobile Lease Securitization Trust:
Series 2019-A, Class A2, 2.890%, 11/15/2021	36,797	36,834
Series 2018-B, Class A3, 3.190%, 12/15/2021	3,093,791	3,104,156
World Omni Select Auto Trust,
Series 2020-A, Class A2, 0.470%, 06/17/2024	7,500,000	7,511,805
Total Asset Backed Securities
(Cost $869,625,407)		869,448,921	19.0%
Total Long-Term Investments
(Cost $3,959,413,504)		3,962,692,153	86.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Short-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Commercial Paper
American Honda Finance Corp., 0.34%(6), 03/22/2021	$32,400,000	$32,375,141
Banco Santander SA, 0.26%(6), 08/23/2021	8,400,000	8,385,798
Banner Health, 0.59%(6), 01/06/2021	25,000,000	24,997,561
Catholic Health Initiatives, 0.10%(6), 01/21/2021	18,000,000	17,998,971
Catholic Health Initiatives, 0.16%(6), 03/03/2021	3,000,000	2,999,168
Catholic Health Initiatives, 0.18%(6), 03/24/2021	13,700,000	13,694,472
Enable Midstream Partners LP, 0.44%(6), 01/14/2021	17,700,000	17,696,985
Enable Midstream Partners LP, 0.45%(6), 02/08/2021	3,000,000	2,998,531
Eni Finance USA, Inc., 0.41%(6), 05/17/2021	18,275,000	18,246,416
Glencore Funding LLC, 0.59%(6), 03/05/2021	19,350,000	19,329,601
Marathon Petroleum Corp.(2), 0.24%(6), 02/01/2021	16,500,000	16,496,436
Nationwide Mutual Insurance Co., 0.34%(6), 07/26/2021	3,400,000	3,393,392
Shell International Finance BV, 0.22%(6), 07/12/2021	16,200,000	16,180,546
Viatris, Inc.(2), 0.65%(6), 03/21/2021	11,200,000	11,183,822
Vodafone Group PLC, 0.15%(6), 01/04/2021	35,000,000	34,999,417
Volkswagen Group of America
Finance LLC, 0.62%(6), 11/10/2021	7,000,000	6,962,207
Walgreens Boots Alliance, Inc., 0.36%(6), 03/04/2021	5,000,000	4,996,824
Walgreens Boots Alliance, Inc., 0.36%(6), 03/03/2021	20,253,000	20,240,374
Walgreens Boots Alliance, Inc., 0.45%(6), 05/18/2021	8,700,000	8,685,059
Walt Disney Co., 0.32%(6), 04/30/2021	17,000,000	16,981,867
Walt Disney Co., 0.33%(6), 07/16/2021	7,350,000	7,336,566
Total Commercial Paper
(Cost $306,040,742)		306,179,154	6.7%
U.S. Treasury Security
United States Treasury Bill, 0.07%(6), 04/08/2021	210,000,000	209,958,876
Total U.S. Treasury Security
(Cost $209,940,911)		209,958,876	4.6%
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.04%(5)	133,827,441	133,827,441
Total Money Market Mutual Fund
(Cost $133,827,441)		133,827,441	2.9%
Total Short-Term Investments
(Cost $649,809,094)		649,965,471	14.2%
Total Investments
(Cost $4,609,222,598)		4,612,657,624	100.7%
Liabilities in Excess of Other Assets		(33,537,396)	(0.7)%
TOTAL NET ASSETS		$4,579,120,228	100.0%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments
LIBOR – London Inter-bank Offered Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2020, the value of these securities total $788,386,993, which represents 17.22% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.
(5)	Seven-day yield.
(6)	Effective yield as of December 31, 2020.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$875,477,941	$—	$875,477,941
Other Government Related Securities	—	4,007,280	—	4,007,280
Corporate Bonds	—	1,643,565,300	—	1,643,565,300
Municipal Bonds	—	501,335,845	—	501,335,845
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	40,801,266	—	40,801,266
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	28,055,600	—	28,055,600
Asset Backed Securities	—	869,448,921	—	869,448,921
Total Long-Term Investments	—	3,962,692,153	—	3,962,692,153
Short-Term Investment
Commercial Paper	—	306,179,154	—	306,179,154
U.S. Treasury Securities	—	209,958,876	—	209,958,876
Money Market Mutual Fund	133,827,441	—	—	133,827,441
Total Short-Term Investment	133,827,441	516,138,030	—	649,965,471
Total Investments	$133,827,441	$4,478,830,183	$—	$4,612,657,624

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2020 (Unaudited)

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

Treasury yields fell across the curve in 2020, with the benchmark 10-year Treasury down 100 bps to finish the year at 0.92%, after hitting an all-time [intra-day] record low of 0.31% on March 9. The curve steepened, with the spread between 2-year and 30-year Treasuries increasing from 82 bps to 153 bps during the year, as yields in shorter maturities saw the largest decline. Starting in late February, the coronavirus (COVID-19) affected every aspect of the economy, leading to the swiftest equity bear market in history, with an over 33% peak-to-trough drop in the S&P 500 in just over a month ending March 23, and fixed income markets hitting levels of distress not seen since the Global Financial Crisis (GFC) in 2008. However, unlike 2008, the massive, coordinated monetary and fiscal policy response resulted in a much swifter recovery. U.S. unemployment dropped to 6.7% by year end after peaking at 14.7% in April as businesses reopened, and the Pfizer and Moderna vaccines offered hope for a return to normal sometime in 2021. The S&P 500 ended the year up 16% at record highs and credit spreads tightened through year end, completely erasing the pandemic-related widening in many sectors. The COVID-19 pandemic and the massive government policy response to it essentially created a full market cycle for spreads in the span of a calendar year.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 90 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

•	Credit Positioning
	•	Positive – Overweight to Investment Grade Credit (increased exposure post widening of the spread)
	•	Positive – Active positioning within Investment Grade Credit
• Positive – Underweight to the Other Government Sector in favor of Corporate Credit including Financials
• Positive – Security selection, including attractive new issue concessions
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning
	•	Positive – Exposure to Asset Backed Securities (ABS) (increased exposure post widening of the spread)
	•	Positive – Exposure to Non-Agency Commercial Mortgage-Backed Securities (CMBS) & Non-Agency Residential Mortgage-Backed Securities (RMBS)

We expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to the travel and hospitality service sectors. Yet, with the massive fiscal stimulus that is already in the pipeline, and likely more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely in 2021. Stronger growth may pressure inflation modestly higher, a goal of the Fed, translating into moderately higher intermediate and long-term rates. With short-term rates still anchored close to zero by the Fed, a steeper yield curve will enable investors to capture some added performance as bonds roll down the curve. We expect the roll-down return to be an important component of total return this year, as well as security selection, sector allocation, and the yield advantage the Fund enjoys above that of its benchmark. Strategic positioning across market sectors and along the yield curve (including the ability to thoughtfully reposition should spreads widen into volatility) will complement the always-important security selection process to help navigate through the current environment.

The Fund remains duration neutral with a modest overweight to Investment Grade corporate credit, particularly Financials. The Fund is also maintaining its allocation in the MBS/ABS sectors at the senior part of the capital structure given attractive relative valuations and the continued broad sector diversification benefit they provide to the overall portfolio. The Fund only purchases investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives) and we believe the Fund is well positioned to add value relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$8,983,218,546

	SEC 30-Day
	Yield(3)
	Institutional Class	0.52%
	Investor Class	0.28%

	Average
	Effective
	Duration	1.91 years

	Average
	Effective
	Maturity	1.99 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	64%

	Number of
	Holdings	560

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/10, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (09/19/12), assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2020	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	4.23%	2.83%	2.40%	2.88%	N/A
Investor Class Shares	3.86%	2.55%	N/A	N/A	1.98%
Bloomberg Barclays 1-3 Year U.S.
Government/Credit Bond Index(1)	3.33%	2.21%	1.60%	2.46%	1.61%

(1)
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns  reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.125%, 12/31/2022	$663,125,000	$689,520,485
1.750%, 05/15/2023	1,266,950,000	1,315,153,495
2.750%, 11/15/2023	922,000,000	990,429,687
Total U.S. Treasury Securities
(Cost $2,992,754,892)		2,995,103,667	33.3%
Other Government Related Securities
Industrial Bank of Korea,
0.814%, 08/02/2021
(3 Month LIBOR USD + 0.600%)(1)(2)(3)	2,150,000	2,153,913
Syngenta Finance NV,
3.933%, 04/23/2021(1)(2)	10,000,000	10,067,117
Total Other Government Related Securities
(Cost $12,150,000)		12,221,030	0.1%
Corporate Bonds
Industrials
A.P. Meoller – Maersk A/S,
3.750%, 09/22/2024(1)(2)	7,000,000	7,579,895
AbbVie, Inc.:
5.000%, 12/15/2021	20,045,000	20,693,630
3.450%, 03/15/2022	6,975,000	7,193,336
3.850%, 06/15/2024	13,187,000	14,523,451
Agilent Technologies, Inc.,
3.875%, 07/15/2023	7,500,000	8,070,478
Albemarle Corp.,
1.271%, 11/15/2022
(3 Month LIBOR USD + 1.050%)(3)	7,000,000	6,983,418
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022(1)(2)	33,135,000	34,247,809
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	9,075,000	9,692,643
Anglo American Capital PLC:
4.125%, 04/15/2021(1)(2)	10,630,000	10,714,781
4.125%, 09/27/2022(1)(2)	2,775,000	2,922,003
AutoNation, Inc.,
3.350%, 01/15/2021	4,603,000	4,605,604
Bayer US Finance II LLC:
3.500%, 06/25/2021(2)	26,245,000	26,564,072
2.200%, 07/15/2022(2)	2,250,000	2,292,658
Beam Suntory, Inc.,
3.250%, 05/15/2022	10,875,000	11,202,423

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Becton Dickinson and Co.:
3.125%, 11/08/2021	$1,000,000	$1,022,170
2.894%, 06/06/2022	19,186,000	19,831,355
3.363%, 06/06/2024	6,882,000	7,481,248
Bemis Co., Inc.,
4.500%, 10/15/2021	5,375,000	5,491,498
Boeing Co.,
1.950%, 02/01/2024	10,000,000	10,298,785
Boral Finance Pty Ltd.,
3.000%, 11/01/2022(1)(2)	2,475,000	2,529,309
BP Capital Markets America, Inc.,
2.937%, 04/06/2023	24,550,000	25,908,401
Broadcom, Inc.:
3.125%, 10/15/2022	5,060,000	5,295,665
2.650%, 01/15/2023	1,658,000	1,725,084
2.250%, 11/15/2023	15,000,000	15,665,766
3.625%, 01/15/2024	11,225,000	12,132,678
Canadian Natural Resources Ltd.,
2.950%, 01/15/2023(1)	6,500,000	6,798,220
Cardinal Health, Inc.,
3.200%, 06/15/2022	9,922,000	10,285,033
Cargill, Inc.,
1.375%, 07/23/2023(2)	14,400,000	14,759,504
Carlisle Companies, Inc.,
3.750%, 11/15/2022	2,230,000	2,338,000
Carrier Global Corp.,
1.923%, 02/15/2023	7,000,000	7,211,190
Celanese US Holdings LLC,
4.625%, 11/15/2022	3,395,000	3,643,591
Charter Communications Operating LLC,
4.464%, 07/23/2022	22,835,000	24,073,649
Cheniere Corpus Christi Holdings LLC,
7.000%, 06/30/2024	18,650,000	21,778,994
Chevron Phillips Chemical Co. LLC /
Chevron Phillips Chemical Co. LP,
3.300%, 05/01/2023(2)	1,930,000	2,042,830
Choice Hotels International, Inc.,
5.750%, 07/01/2022	4,495,000	4,776,953
Cigna Corp.:
3.400%, 09/17/2021	3,000,000	3,064,493
3.750%, 07/15/2023	2,664,000	2,879,971
CNH Industrial Capital LLC:
4.875%, 04/01/2021	2,554,000	2,578,992
3.875%, 10/15/2021	13,460,000	13,776,047
4.375%, 04/05/2022	4,102,000	4,288,467

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CNH Industrial NV,
4.500%, 08/15/2023(1)	$7,000,000	$7,632,711
CommonSpirit Health:
2.950%, 11/01/2022	6,349,000	6,631,206
4.200%, 08/01/2023	4,210,000	4,549,576
Constellation Brands, Inc.,
3.200%, 02/15/2023	9,650,000	10,197,360
CVS Health Corp.:
3.350%, 03/09/2021	10,462,000	10,519,367
2.125%, 06/01/2021	5,000,000	5,029,617
3.700%, 03/09/2023	1,360,000	1,454,953
Daimler Finance North America LLC:
3.350%, 05/04/2021(2)	15,000,000	15,143,857
3.400%, 02/22/2022(2)	13,000,000	13,426,214
3.350%, 02/22/2023(2)	1,619,000	1,713,384
1.750%, 03/10/2023(2)	7,000,000	7,186,714
Dell Technologies, Inc.,
4.000%, 07/15/2024(2)	6,090,000	6,714,997
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
5.450%, 06/15/2023(2)	20,000,000	22,120,413
Domtar Corp.,
4.400%, 04/01/2022	4,775,000	4,911,908
DXC Technology Co.,
4.450%, 09/18/2022	34,423,000	36,230,823
Eastman Chemical Co.,
3.500%, 12/01/2021	17,550,000	18,026,665
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023	35,000,000	36,777,317
Elanco Animal Health, Inc.,
4.912%, 08/27/2021	32,689,000	33,424,503
Embotelladora Andina SA,
5.000%, 10/01/2023(1)(2)	12,389,000	13,694,088
EMD Finance LLC,
2.950%, 03/19/2022(2)	12,400,000	12,731,325
Encana Corp.,
3.900%, 11/15/2021	32,690,000	33,100,941
Energy Transfer Operating LP,
4.250%, 03/15/2023	15,933,000	16,931,304
Eni SpA,
4.000%, 09/12/2023(1)(2)	3,187,000	3,468,550
EQT Corp.,
4.875%, 11/15/2021	2,755,000	2,823,875
Equifax, Inc.,
3.950%, 06/15/2023	12,294,000	13,282,180

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
ERAC USA Finance LLC,
2.600%, 12/01/2021(2)	$1,450,000	$1,475,074
Exxon Mobil Corp.,
1.571%, 04/15/2023	35,000,000	35,993,956
FedEx Corp.,
3.400%, 01/14/2022	7,000,000	7,221,118
Fiserv, Inc.:
4.750%, 06/15/2021	3,220,000	3,286,124
3.500%, 10/01/2022	6,350,000	6,643,692
Flowserve Corp.,
4.000%, 11/15/2023	1,669,000	1,766,865
FMC Corp.:
3.950%, 02/01/2022	13,172,000	13,551,481
4.100%, 02/01/2024	2,425,000	2,639,629
Ford Motor Credit Co. LLC:
3.200%, 01/15/2021	4,705,000	4,707,353
3.470%, 04/05/2021	2,500,000	2,500,000
2.979%, 08/03/2022	15,000,000	15,250,500
3.087%, 01/09/2023	12,000,000	12,209,340
Fortune Brands Home & Security, Inc.,
4.000%, 09/21/2023	3,805,000	4,145,787
Fox Corp.,
3.666%, 01/25/2022	5,000,000	5,174,682
Fresenius Medical Care US Finance II, Inc.,
5.875%, 01/31/2022(2)	2,947,000	3,103,685
Fresenius Medical Care US Finance, Inc.,
5.750%, 02/15/2021(2)	4,907,000	4,934,247
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023(2)	2,828,000	3,003,560
General Electric Co.,
3.375%, 03/11/2024	9,475,000	10,293,959
General Mills, Inc.,
3.200%, 04/16/2021	5,000,000	5,038,368
General Motors Financial Co., Inc.:
4.200%, 03/01/2021	1,215,000	1,217,988
3.550%, 04/09/2021	4,750,000	4,786,775
3.200%, 07/06/2021	8,500,000	8,591,425
4.200%, 11/06/2021	5,000,000	5,153,586
3.550%, 07/08/2022	5,000,000	5,214,824
1.700%, 08/18/2023	12,000,000	12,309,041
5.100%, 01/17/2024	2,925,000	3,273,215
Genpact Luxembourg Sarl,
3.700%, 04/01/2022(1)	5,511,000	5,619,036
Gilead Sciences, Inc.,
0.750%, 09/29/2023	20,275,000	20,336,617

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021(1)(2)	$18,000,000	$18,718,658
4.250%, 10/25/2022(1)(2)	7,555,000	8,047,370
Glencore Funding LLC:
4.125%, 05/30/2023(2)	7,121,000	7,701,006
4.625%, 04/29/2024(2)	7,500,000	8,375,862
Global Payments, Inc.:
3.800%, 04/01/2021	30,693,000	30,861,928
3.750%, 06/01/2023	4,550,000	4,863,617
Gray Oak Pipeline LLC,
2.000%, 09/15/2023(2)	7,000,000	7,108,938
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	18,907,000	19,647,965
3.875%, 06/27/2024(1)(2)	6,750,000	7,385,985
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,000,000	3,088,677
HCA, Inc.:
4.750%, 05/01/2023	20,093,000	21,912,856
5.000%, 03/15/2024	14,570,000	16,390,862
Hewlett Packard Enterprise Co.:
3.500%, 10/05/2021	5,000,000	5,105,598
2.250%, 04/01/2023	23,000,000	23,838,040
4.450%, 10/02/2023	11,109,000	12,220,836
Huntsman International LLC,
5.125%, 11/15/2022	4,500,000	4,810,589
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022(1)(2)	8,200,000	8,518,822
Hyundai Capital America:
3.450%, 03/12/2021(2)	5,000,000	5,024,750
2.450%, 06/15/2021(2)	1,000,000	1,007,890
3.750%, 07/08/2021(2)	2,650,000	2,688,714
3.950%, 02/01/2022(2)	5,024,000	5,190,589
3.000%, 06/20/2022(2)	5,000,000	5,157,549
2.850%, 11/01/2022(2)	6,000,000	6,217,791
1.250%, 09/18/2023(2)	15,000,000	15,177,784
IDEX Corp.,
4.200%, 12/15/2021	14,244,000	14,610,035
IHS Markit Ltd.,
5.000%, 11/01/2022(1)(2)	9,613,000	10,278,795
Infor, Inc.,
1.450%, 07/15/2023(2)	28,072,000	28,525,575
Inversiones CMPC SA,
4.375%, 05/15/2023(1)(2)	2,325,000	2,472,219
Johnson Controls International PLC,
3.625%, 07/02/2024(1)(7)	1,651,000	1,790,786

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kerry Group Financial Services Unlimited Co.,
3.200%, 04/09/2023(1)(2)	$36,325,000	$38,118,125
Keurig Dr Pepper, Inc.,
2.530%, 11/15/2021	23,880,000	24,320,434
Kinder Morgan Energy Partners LP,
5.000%, 10/01/2021	13,000,000	13,280,888
Kinder Morgan, Inc.,
5.625%, 11/15/2023(2)	9,060,000	10,221,143
Kraft Heinz Foods Co.,
4.000%, 06/15/2023	29,000,000	30,838,007
Leggett & Platt, Inc.,
3.400%, 08/15/2022	10,000,000	10,320,365
Leidos, Inc.,
2.950%, 05/15/2023(2)	27,875,000	29,327,480
Lennar Corp.,
4.875%, 12/15/2023	5,000,000	5,525,000
Lennox International, Inc.,
3.000%, 11/15/2023	16,160,000	17,032,640
LYB International Finance III LLC,
1.238%, 10/01/2023
(3 Month LIBOR USD + 1.000%)(3)	20,000,000	20,034,651
Marathon Petroleum Corp.,
4.500%, 05/01/2023	10,000,000	10,858,255
Marriott International, Inc.,
2.125%, 10/03/2022	10,000,000	10,152,859
Masco Corp.,
5.950%, 03/15/2022	10,800,000	11,499,425
Maxim Integrated Products, Inc.,
3.375%, 03/15/2023	2,190,000	2,305,512
Microchip Technology, Inc.:
3.922%, 06/01/2021	18,102,000	18,359,034
2.670%, 09/01/2023(2)	3,100,000	3,242,179
0.972%, 02/15/2024(2)	23,775,000	23,833,196
Micron Technology, Inc.:
2.497%, 04/24/2023	36,364,000	37,891,936
4.640%, 02/06/2024	3,700,000	4,119,791
Midwest Connector Capital Co. LLC,
3.625%, 04/01/2022(2)	22,750,000	23,148,535
Mondelez International, Inc.,
2.125%, 04/13/2023	10,000,000	10,386,475
Mosaic Co.:
3.750%, 11/15/2021	2,850,000	2,906,652
3.250%, 11/15/2022	6,443,000	6,732,894
MPLX LP,
3.500%, 12/01/2022	6,403,000	6,724,804
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mylan, Inc.,
3.125%, 01/15/2023(2)	$32,660,000	$34,281,650
Newell Brands, Inc.,
3.850%, 04/01/2023	33,713,000	35,361,229
Newfield Exploration Co.,
5.750%, 01/30/2022	8,410,000	8,735,060
Newmont Goldcorp Corp.,
3.625%, 06/09/2021	4,900,000	4,943,971
Nissan Motor Acceptance Corp.,
3.450%, 03/15/2023(2)	1,585,000	1,654,433
Nissan Motor Co. Ltd.,
3.043%, 09/15/2023(1)(2)	10,000,000	10,455,947
Northern Border Pipeline Co.,
7.500%, 09/15/2021	4,500,000	4,711,543
Nutrien Ltd.:
3.150%, 10/01/2022(1)	1,000,000	1,040,037
1.900%, 05/13/2023(1)	19,400,000	20,039,151
nVent Finance Sarl,
3.950%, 04/15/2023(1)	12,565,000	13,231,217
NXP Semiconductors NV:
3.875%, 09/01/2022(1)(2)	10,862,000	11,447,962
4.625%, 06/01/2023(1)(2)	19,023,000	20,792,667
Occidental Petroleum Corp.:
1.671%, 08/15/2022
(3 Month LIBOR USD + 1.450%)(3)	4,250,000	4,165,000
2.700%, 08/15/2022	17,650,000	17,672,063
2.700%, 02/15/2023	10,000,000	9,990,500
Owens Corning,
4.200%, 12/15/2022	924,000	971,662
Panasonic Corp.,
2.536%, 07/19/2022(1)(2)	15,000,000	15,419,421
PayPal Holdings, Inc.,
1.350%, 06/01/2023	6,400,000	6,553,054
Penske Truck Leasing Co.:
3.650%, 07/29/2021(2)	5,000,000	5,077,169
4.250%, 01/17/2023(2)	10,000,000	10,743,875
2.700%, 03/14/2023(2)	1,500,000	1,568,316
4.125%, 08/01/2023(2)	1,350,000	1,467,352
Phillips 66,
3.700%, 04/06/2023	9,800,000	10,495,604
POSCO:
2.375%, 01/17/2023(1)(2)	35,000,000	36,069,250
4.000%, 08/01/2023(1)(2)	5,000,000	5,391,480
Ralph Lauren Corp.,
1.700%, 06/15/2022	3,000,000	3,054,574

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Reckitt Benckiser Treasury Services PLC:
0.798%, 06/24/2022
(3 Month LIBOR USD + 0.560%)(1)(2)(3)	$2,000,000	$2,009,227
2.375%, 06/24/2022(1)(2)	30,000,000	30,850,635
Regency Energy Partners LP /
Regency Energy Finance Corp.:
5.000%, 10/01/2022	1,430,000	1,517,471
4.500%, 11/01/2023	13,121,000	14,206,394
Reliance Industries Ltd.,
5.400%, 02/14/2022(1)(2)	5,000,000	5,235,033
Roper Technologies, Inc.,
3.125%, 11/15/2022	10,000,000	10,455,154
Royalty Pharma PLC,
0.750%, 09/02/2023(1)(2)	15,000,000	15,071,697
RPM International, Inc.,
3.450%, 11/15/2022	2,508,000	2,605,193
Ryder System, Inc.,
2.875%, 06/01/2022	5,000,000	5,165,027
Sabine Pass Liquefaction LLC:
5.625%, 04/15/2023	15,800,000	17,358,343
5.750%, 05/15/2024	6,463,000	7,389,099
Schneider Electric SE,
2.950%, 09/27/2022(1)(2)	8,824,000	9,206,192
Seagate HDD Cayman:
4.750%, 06/01/2023(1)	12,400,000	13,393,860
4.875%, 03/01/2024(1)	2,500,000	2,715,500
Shell International Finance BV,
3.500%, 11/13/2023(1)	5,000,000	5,442,784
Shire Acquisitions Investments Ireland DAC:
2.400%, 09/23/2021(1)	5,366,000	5,435,979
2.875%, 09/23/2023(1)	2,145,000	2,274,620
Smithfield Foods, Inc.:
2.650%, 10/03/2021(2)	17,740,000	17,896,803
3.350%, 02/01/2022(2)	4,023,000	4,078,299
Smiths Group PLC,
3.625%, 10/12/2022(1)(2)	17,604,000	18,446,176
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	3,000,000	3,147,030
Sonoco Products Co.,
4.375%, 11/01/2021	855,000	872,473
Spirit AeroSystems, Inc.:
1.017%, 06/15/2021
(3 Month LIBOR USD + 0.800%)(3)	9,625,000	9,503,356
3.950%, 06/15/2023	3,515,000	3,444,700

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
SSM Health Care Corp.,
3.688%, 06/01/2023	$16,500,000	$17,620,927
Starbucks Corp.,
1.300%, 05/07/2022	5,000,000	5,069,953
Suncor Energy, Inc.,
2.800%, 05/15/2023(1)	10,000,000	10,521,782
Suntory Holdings Ltd.,
2.550%, 06/28/2022(1)(2)	25,600,000	26,304,881
Takeda Pharmaceutical Co. Ltd.,
2.450%, 01/18/2022(1)(2)	13,000,000	13,253,752
TC PipeLines LP,
4.375%, 03/13/2025	4,125,000	4,652,392
Telefonica Emisiones SA,
5.462%, 02/16/2021(1)	12,577,000	12,647,442
Teva Pharmaceutical Finance Netherlands III BV,
2.200%, 07/21/2021(1)	15,654,000	15,614,865
Time Warner Cable LLC,
4.000%, 09/01/2021	9,706,000	9,843,773
Timken Co.,
3.875%, 09/01/2024	30,952,000	33,262,094
Toll Road Investors Partnership II LP,
0.000%, 02/15/2022(2)	26,200,000	25,241,164
Toyota Motor Credit Corp.,
2.900%, 03/30/2023	23,175,000	24,516,744
TransCanada PipeLines Ltd.,
9.875%, 01/01/2021(1)	1,025,000	1,025,000
TTX Co.,
4.400%, 05/01/2021(2)	2,100,000	2,126,164
Valero Energy Corp.:
2.700%, 04/15/2023	19,400,000	20,246,087
1.200%, 03/15/2024	20,000,000	20,184,081
Verisk Analytics, Inc.,
5.800%, 05/01/2021	9,011,000	9,165,052
Verizon Communications, Inc.,
2.946%, 03/15/2022	31,030,000	32,001,012
VF Corp.,
2.050%, 04/23/2022	32,900,000	33,606,693
Vodafone Group PLC,
1.220%, 01/16/2024
(3 Month LIBOR USD + 0.990%)(1)(3)	15,000,000	15,201,781
Volkswagen Group of America Finance LLC:
4.000%, 11/12/2021(2)	24,700,000	25,454,027
3.125%, 05/12/2023(2)	7,000,000	7,393,327
0.875%, 11/22/2023(2)	10,000,000	10,056,334

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Vulcan Materials Co.,
0.875%, 03/01/2021
(3 Month LIBOR USD + 0.650%)(3)	$16,433,000	$16,439,958
Wabtec Corp.,
4.400%, 03/15/2024	3,125,000	3,419,922
WestRock RKT LLC,
4.900%, 03/01/2022	4,100,000	4,308,177
Williams Companies, Inc.:
7.875%, 09/01/2021	3,065,000	3,213,341
3.600%, 03/15/2022	4,750,000	4,903,211
3.350%, 08/15/2022	235,000	244,408
3.700%, 01/15/2023	12,537,000	13,280,757
4.300%, 03/04/2024	15,000,000	16,528,504
Zimmer Biomet Holdings, Inc.:
0.989%, 03/19/2021
(3 Month LIBOR USD + 0.750%)(3)	307,000	307,000
3.700%, 03/19/2023	6,307,000	6,728,004
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	2,690,000	2,766,460
Zoetis, Inc.,
3.250%, 02/01/2023	13,085,000	13,763,947
Total Industrials
(Cost $2,523,599,362)		2,588,018,483	28.8%
Utilities
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023(1)(2)	9,979,000	10,537,544
Dominion Energy, Inc.,
2.450%, 01/15/2023(2)	30,000,000	31,212,917
EDP Finance BV:
5.250%, 01/14/2021(1)(2)	2,840,000	2,843,301
3.625%, 07/15/2024(1)(2)	35,091,000	38,297,312
Enel Finance International NV:
2.875%, 05/25/2022(1)(2)	28,583,000	29,491,125
4.250%, 09/14/2023(1)(2)	1,100,000	1,202,559
Exelon Corp.,
2.450%, 04/15/2021	955,000	958,747
ITC Holdings Corp.,
4.050%, 07/01/2023	8,000,000	8,619,471
Jersey Central Power & Light Co.,
4.700%, 04/01/2024(2)	3,000,000	3,280,785
Orange Cogen Funding Corp.,
8.175%, 03/15/2022(2)	2,918,505	3,021,251
Total Utilities
(Cost $126,674,935)		129,465,012	1.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Financials
AerCap Holdings NV:
4.450%, 12/16/2021(1)	$25,000,000	$25,747,006
3.300%, 01/23/2023(1)	8,000,000	8,347,623
Aetna, Inc.,
2.800%, 06/15/2023	2,000,000	2,104,308
AIG Global Funding,
2.300%, 07/01/2022(2)	8,775,000	9,012,287
Air Lease Corp.:
3.875%, 04/01/2021	6,885,000	6,919,574
3.375%, 06/01/2021	3,000,000	3,031,992
2.625%, 07/01/2022	1,609,000	1,650,404
2.750%, 01/15/2023	21,150,000	21,862,205
Ally Financial, Inc.:
4.625%, 05/19/2022	16,661,000	17,561,578
1.450%, 10/02/2023	27,100,000	27,664,197
Ameriprise Financial, Inc.,
3.000%, 03/22/2022	6,300,000	6,505,795
Assurant, Inc.:
1.501%, 03/26/2021
(3 Month LIBOR USD + 1.250%)(3)	1,276,000	1,276,017
4.200%, 09/27/2023	4,099,000	4,483,583
Banco Bilbao Vizcaya Argentaria SA,
0.875%, 09/18/2023(1)	27,000,000	27,189,404
Bank of America Corp.:
3.499%, 05/17/2022
(3 Month LIBOR USD + 0.630%)(3)	5,000,000	5,059,247
2.816%, 07/21/2023
(3 Month LIBOR USD + 0.930%)(3)	10,000,000	10,384,310
3.550%, 03/05/2024
(3 Month LIBOR USD + 0.780%)(3)	5,000,000	5,341,448
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)(3)	5,275,000	5,719,163
Bank of Nova Scotia,
1.625%, 05/01/2023(1)	30,000,000	30,863,234
Banque Federative du Credit Mutuel SA:
2.700%, 07/20/2022(1)(2)	3,000,000	3,105,523
2.125%, 11/21/2022(1)(2)	18,000,000	18,587,522
Barclays Bank PLC:
10.180%, 06/12/2021(1)(2)	7,179,000	7,466,509
1.700%, 05/12/2022(1)	5,000,000	5,088,426
Barclays PLC:
3.250%, 01/12/2021(1)	10,950,000	10,955,909
4.610%, 02/15/2023
(3 Month LIBOR USD + 1.400%)(1)(3)	7,000,000	7,307,539

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Barclays PLC: (cont.)
1.007%, 12/10/2024
(1 Year CMT Rate + 0.800%)(1)(3)	$6,250,000	$6,294,312
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)(1)(3)	1,000,000	1,093,995
BBVA USA,
2.875%, 06/29/2022	18,861,000	19,545,312
BNP Paribas SA:
2.950%, 05/23/2022(1)(2)	23,125,000	23,947,883
3.500%, 03/01/2023(1)(2)	10,794,000	11,486,173
BNZ International Funding Ltd.:
2.900%, 02/21/2022(1)(2)	1,950,000	2,007,385
3.375%, 03/01/2023(1)(2)	15,305,000	16,253,815
BPCE SA:
3.000%, 05/22/2022(1)(2)	12,127,000	12,549,722
5.700%, 10/22/2023(1)(2)	17,793,000	20,138,800
5.150%, 07/21/2024(1)(2)	16,000,000	18,219,792
Brown & Brown, Inc.,
4.200%, 09/15/2024	1,000,000	1,113,621
Canadian Imperial Bank of Commerce,
2.606%, 07/22/2023
(3 Month LIBOR USD + 0.785%)(1)(3)	36,050,000	37,292,225
Cantor Fitzgerald LP,
6.500%, 06/17/2022(2)	1,177,000	1,271,728
Capital One NA,
3.375%, 02/15/2023	34,182,000	36,121,906
Citigroup, Inc.,
1.678%, 05/15/2024 (SOFR + 1.667%)(3)	25,000,000	25,752,774
Citizens Bank NA,
3.250%, 02/14/2022	3,000,000	3,088,621
Cooperatieve Rabobank UA:
3.950%, 11/09/2022(1)	37,273,000	39,570,540
4.625%, 12/01/2023(1)	5,000,000	5,572,758
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	19,895,000	20,500,267
3.750%, 04/24/2023(1)(2)	3,380,000	3,628,358
Credit Suisse Group AG:
3.574%, 01/09/2023(1)(2)	11,400,000	11,745,511
2.997%, 12/14/2023
(3 Month LIBOR USD + 1.200%)(1)(2)(3)	18,000,000	18,820,574
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 09/15/2022(1)	4,650,000	4,911,284
CyrusOne LP / CyrusOne Finance Corp.,
2.900%, 11/15/2024	11,549,000	12,329,828

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	$9,750,000	$10,064,145
Danske Bank A/S:
3.875%, 09/12/2023(1)(2)	8,500,000	9,158,953
1.171%, 12/08/2023
(1 Year CMT Rate + 1.030%(1)(2)(3)	26,375,000	26,493,780
DBS Group Holdings Ltd.,
2.850%, 04/16/2022(1)(2)	10,000,000	10,297,177
Deutsche Bank AG:
3.125%, 01/13/2021(1)	5,515,000	5,517,486
3.150%, 01/22/2021(1)	7,400,000	7,408,208
4.250%, 10/14/2021(1)	5,400,000	5,537,305
5.000%, 02/14/2022(1)	10,000,000	10,455,287
2.222%, 09/18/2024 (SOFR + 2.159%)(1)(3)	17,000,000	17,488,558
Discover Bank:
3.350%, 02/06/2023	7,964,000	8,403,515
4.200%, 08/08/2023	17,405,000	19,029,142
Discover Financial Services,
5.200%, 04/27/2022	10,443,000	11,064,906
F.N.B. Corporation,
2.200%, 02/24/2023	16,075,000	16,373,352
Fifth Third Bancorp,
1.625%, 05/05/2023	15,000,000	15,471,327
First Horizon National Corp.,
3.550%, 05/26/2023	30,000,000	31,874,332
GATX Corp.,
4.350%, 02/15/2024	2,650,000	2,925,313
Goldman Sachs Group, Inc.:
3.000%, 04/26/2022	5,000,000	5,040,572
2.876%, 10/31/2022
(3 Month LIBOR USD + 0.821%)(3)	12,000,000	12,243,536
2.908%, 06/05/2023
(3 Month LIBOR USD + 1.053%)(3)	8,280,000	8,574,358
2.905%, 07/24/2023
(3 Month LIBOR USD + 0.990%)(3)	14,200,000	14,748,678
HSBC Holdings PLC,
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)(1)(3)	28,200,000	30,789,477
Huntington National Bank,
3.250%, 05/14/2021	5,000,000	5,041,222
ING Groep NV,
3.150%, 03/29/2022(1)	3,700,000	3,826,496
Invesco Finance PLC,
3.125%, 11/30/2022(1)	9,377,000	9,848,238

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Jefferies Group LLC,
5.125%, 01/20/2023	$30,883,000	$33,737,659
KeyBank NA,
3.180%, 05/22/2022	25,343,000	26,276,597
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	210,000	221,898
Lexington Realty Trust,
4.250%, 06/15/2023	10,962,000	11,674,534
Liberty Mutual Group, Inc.,
4.950%, 05/01/2022(2)	3,000,000	3,174,500
Lloyds Bank PLC:
3.000%, 01/11/2022(1)	10,000,000	10,256,801
1.326%, 06/15/2023
(1 Year CMT Rate + 1.100%)(1)(3)	9,400,000	9,503,592
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)(1)(3)	21,704,000	22,675,036
Macquarie Bank Ltd.:
6.625%, 04/07/2021(1)(2)	1,965,000	1,995,670
2.100%, 10/17/2022(1)(2)	17,600,000	18,153,772
Macquarie Group Ltd.,
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)(1)(2)(3)	4,000,000	4,181,605
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023(2)	9,035,000	10,235,947
Mitsubishi UFJ Financial Group, Inc.:
2.623%, 07/18/2022(1)	10,000,000	10,337,377
0.848%, 09/15/2024
(1 Year CMT Rate + 0.680%)(1)(3)	20,000,000	20,119,256
Mitsubishi UFJ Lease & Finance Co. Ltd.:
3.406%, 02/28/2022(1)(2)	5,200,000	5,348,201
2.652%, 09/19/2022(1)(2)	3,000,000	3,089,984
Mizuho Financial Group, Inc.:
2.953%, 02/28/2022(1)	8,700,000	8,960,373
1.241%, 07/10/2024
(3 Month LIBOR USD + 0.990%)(1)(3)	14,700,000	14,943,915
0.849%, 09/08/2024
(3 Month LIBOR USD + 0.610%)(1)(3)	25,075,000	25,227,757
Morgan Stanley,
3.737%, 04/24/2024
(3 Month LIBOR USD + 0.847%)(3)	34,242,000	36,842,937
National Bank of Canada,
2.100%, 02/01/2023(1)	36,075,000	37,297,584
National Securities Clearing Corp.,
1.200%, 04/23/2023(2)	27,000,000	27,538,797

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nationwide Building Society:
2.000%, 01/27/2023(1)(2)	$4,980,000	$5,138,707
3.622%, 04/26/2023
(3 Month LIBOR USD + 1.181%)(1)(2)(3)	18,635,000	19,356,500
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)(1)(2)(3)	9,670,000	10,287,664
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021(2)	1,797,000	1,816,523
New York Life Global Funding,
1.100%, 05/05/2023(2)	14,425,000	14,676,501
Nordea Bank AB:
4.875%, 05/13/2021(1)(2)	16,080,000	16,327,371
4.250%, 09/21/2022(1)(2)	14,785,000	15,694,657
3.750%, 08/30/2023(1)(2)	3,725,000	4,026,223
Park Aerospace Holdings Ltd.,
4.500%, 03/15/2023(1)(2)	7,746,000	8,117,227
People’s United Financial, Inc.,
3.650%, 12/06/2022	6,329,000	6,629,712
Protective Life Global Funding,
1.082%, 06/09/2023(2)	15,900,000	16,175,278
Prudential Funding LLC,
6.750%, 09/15/2023(2)	8,492,000	9,716,653
Reliance Standard Life Global Funding II:
2.625%, 07/22/2022(2)	13,625,000	14,004,683
2.150%, 01/21/2023(2)	15,000,000	15,377,340
Royal Bank of Canada,
1.600%, 04/17/2023(1)	14,400,000	14,808,237
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)(1)(3)	13,000,000	13,497,231
3.875%, 09/12/2023(1)	8,187,000	8,883,199
4.519%, 06/25/2024
(3 Month LIBOR USD + 1.550%)(1)(3)	2,384,000	2,602,876
Royal Bank of Scotland PLC,
6.125%, 01/11/2021(1)	9,667,000	9,676,114
Santander Holdings USA, Inc.:
4.450%, 12/03/2021	7,500,000	7,744,608
3.400%, 01/18/2023	7,114,000	7,472,418
Santander UK Group Holdings PLC:
3.125%, 01/08/2021(1)	3,500,000	3,500,757
2.875%, 08/05/2021(1)	2,970,000	3,011,596
3.571%, 01/10/2023(1)	2,500,000	2,576,026
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)(1)(3)	10,000,000	10,524,622

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	$1,100,000	$1,214,241
Skandinaviska Enskilda Banken AB,
2.200%, 12/12/2022(1)(2)	17,825,000	18,467,368
SMBC Aviation Capital Finance DAC:
2.650%, 07/15/2021(1)(2)	1,950,000	1,970,363
4.125%, 07/15/2023(1)(2)	1,960,000	2,092,568
Societe Generale SA:
4.250%, 09/14/2023(1)(2)	8,500,000	9,270,087
5.000%, 01/17/2024(1)(2)	2,800,000	3,090,707
3.875%, 03/28/2024(1)(2)	8,500,000	9,267,451
2.625%, 10/16/2024(1)(2)	14,000,000	14,834,160
Standard Chartered PLC:
3.050%, 01/15/2021(1)(2)	17,471,000	17,484,113
2.744%, 09/10/2022
(3 Month LIBOR USD + 1.200%)(1)(2)(3)	10,000,000	10,142,032
4.247%, 01/20/2023
(3 Month LIBOR USD + 1.150%)(1)(2)(3)	5,486,000	5,688,970
1.319%, 10/14/2023
(1 Year CMT Rate + 1.170%)(1)(2)(3)	2,525,000	2,550,250
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)(1)(2)(3)	13,450,000	14,306,695
State Street Corp.,
2.825%, 03/30/2023 (SOFR + 2.690%)(3)	13,175,000	13,597,452
Stifel Financial Corp.,
4.250%, 07/18/2024	3,021,000	3,394,123
SunTrust Banks, Inc.,
2.800%, 05/17/2022	18,000,000	18,591,705
Synchrony Financial:
3.750%, 08/15/2021	8,839,000	8,965,517
2.850%, 07/25/2022	25,219,000	26,042,379
4.375%, 03/19/2024	8,000,000	8,807,734
Synovus Bank,
2.289%, 02/10/2023 (SOFR + 0.945%)(3)	7,000,000	7,088,966
Trinity Acquisition PLC,
3.500%, 09/15/2021(1)	18,183,000	18,508,747
UBS AG,
1.750%, 04/21/2022(1)(2)	15,000,000	15,266,892
UBS Group AG,
1.008%, 07/30/2024
(1 Year CMT Rate + 0.830%)(1)(2)(3)	6,000,000	6,058,014
UBS Group Funding Switzerland AG,
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)(1)(2)(3)	7,200,000	7,464,042

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
USAA Capital Corp.,
1.500%, 05/01/2023(2)	$6,000,000	$6,154,520
WEA Finance LLC,
3.150%, 04/05/2022(2)	12,750,000	12,967,201
Wells Fargo & Co.:
3.069%, 01/24/2023	4,650,000	4,782,718
3.750%, 01/24/2024	9,840,000	10,742,225
1.654%, 06/02/2024 (SOFR + 1.600%)(3)	30,000,000	30,836,504
Willis North America, Inc.,
3.600%, 05/15/2024	2,600,000	2,838,960
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	13,585,000	13,721,799
Zions Bancorp NA:
3.500%, 08/27/2021	11,700,000	11,922,123
3.350%, 03/04/2022	20,000,000	20,583,390
Total Financials
(Cost $1,815,476,446)		1,866,317,881	20.8%
Total Corporate Bonds
(Cost $4,465,750,743)		4,583,801,376	51.0%
Municipal Bonds
Bartow County Development Authority,
1.550%, 08/01/2043	10,000,000	10,159,600
Bloomington Redevelopment District,
2.400%, 08/01/2024	785,000	794,137
Brazos Higher Education Authority, Inc.:
2.378%, 04/01/2021	675,000	677,909
2.427%, 04/01/2022	1,320,000	1,349,740
Bucks County Industrial Development Authority,
2.750%, 12/01/2022	5,000,000	5,216,000
Burke County Development Authority,
1.550%, 12/01/2049(4)	6,730,000	6,837,411
Central Texas Turnpike System,
1.980%, 08/15/2042(4)	8,280,000	8,357,998
Chandler Industrial Development Authority,
5.000%, 06/01/2049(4)	2,000,000	2,300,340
Chicago Transit Authority:
1.708%, 12/01/2022	1,000,000	1,015,860
1.838%, 12/01/2023	1,000,000	1,025,600
City of Houston TX,
1.054%, 07/01/2023	6,000,000	6,020,760
City of Johnson TN,
7.850%, 03/01/2024	4,890,000	5,352,545

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Ontario CA:
2.071%, 06/01/2022	$1,095,000	$1,109,301
2.216%, 06/01/2023	1,300,000	1,329,666
City of Pittsburg CA,
5.864%, 07/01/2021	555,000	569,463
Coconino County Pollution Control Corp.,
1.875%, 09/01/2032(4)	3,000,000	3,040,380
County of Burleigh ND,
2.750%, 02/01/2022 (Callable 01/21/2021)	7,355,000	7,356,250
County of Riverside CA:
2.265%, 02/15/2022	5,000,000	5,093,950
2.363%, 02/15/2023	5,000,000	5,185,550
County of Sacramento CA:
7.680%, 08/15/2021(7)	16,535,000	17,226,494
7.680%, 08/15/2021(7)	2,000,000	2,086,160
County of Saline AR,
3.550%, 06/01/2042 (Callable 06/01/2024)	1,890,000	1,977,016
Dauphin County Industrial Development Authority,
6.900%, 06/01/2024	3,000,000	3,605,220
Florida Development Finance Corp.:
1.795%, 04/01/2022	1,000,000	1,004,850
1.976%, 04/01/2023	1,255,000	1,266,031
Fresno Joint Powers Financing Authority,
2.880%, 04/01/2021	1,685,000	1,691,504
Great Lakes Water Authority:
1.684%, 07/01/2022	250,000	254,490
1.879%, 07/01/2023	500,000	516,365
1.984%, 07/01/2024	500,000	521,530
Housing & Redevelopment
Authority of The City of St. Paul,
3.539%, 07/01/2023	5,000,000	5,261,550
Illinois Housing Development Authority,
4.000%, 02/01/2034 (Callable 08/01/2025)	4,010,000	4,134,510
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2021)	155,000	157,296
Massachusetts Educational Financing Authority,
5.000%, 01/01/2024	26,990,000	30,433,924
Metropolitan Transportation Authority:
5.000%, 05/15/2021	5,500,000	5,557,695
5.000%, 05/15/2021	1,475,000	1,490,473
5.000%, 05/15/2021	3,755,000	3,794,390
5.000%, 09/01/2021	14,715,000	14,993,849
5.000%, 11/15/2021	1,500,000	1,537,800
5.000%, 11/15/2021	260,000	266,552
5.000%, 11/15/2021	750,000	768,900

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Hampshire Housing Finance Authority,
4.000%, 07/01/2036 (Callable 07/10/2024)	$3,250,000	$3,331,835
New Jersey Economic Development Authority:
0.000%, 02/15/2021	1,440,000	1,439,352
2.609%, 06/15/2022	500,000	507,450
2.781%, 06/15/2023	2,085,000	2,141,691
New Jersey Higher Education
Student Assistance Authority:
5.000%, 12/01/2023	1,500,000	1,694,070
5.000%, 12/01/2023	2,375,000	2,682,278
New Jersey Sports & Exposition Authority:
6.076%, 03/01/2023	1,395,000	1,476,579
5.976%, 03/01/2024	3,875,000	3,984,004
New Jersey Transportation Trust Fund Authority,
2.384%, 06/15/2022	4,245,000	4,350,531
Niagara Area Development Corp.,
2.643%, 05/01/2022	1,000,000	1,003,130
Philadelphia Authority for Industrial Development:
0.000%, 04/15/2022	6,022,000	5,907,401
0.000%, 04/15/2023	7,250,000	6,998,498
3.964%, 04/15/2026	4,500,000	4,889,700
Port of Seattle WA,
2.430%, 05/01/2022	1,000,000	1,025,270
Public Finance Authority,
3.750%, 02/01/2022 (Callable 01/21/2021)	7,000,000	7,001,820
Rhode Island Housing & Mortgage Finance Corp.,
3.000%, 10/01/2034 (Callable 10/01/2022)	1,615,000	1,630,084
South Carolina Transportation Infrastructure Bank,
0.546%, 10/01/2031
(1 Month LIBOR USD + 0.450%)
(Callable 10/01/2021)(3)	11,940,000	11,924,000
State of Connecticut:
2.500%, 07/01/2022	3,000,000	3,095,160
2.000%, 07/01/2023	3,000,000	3,116,250
State of Illinois,
1.900%, 10/01/2021	5,500,000	5,467,110
State Public School Building Authority,
2.615%, 04/01/2023	2,500,000	2,537,650
Tennessee Housing Development Agency,
4.000%, 07/01/2040 (Callable 07/01/2029)	5,320,000	5,643,509
Tobacco Settlement Finance Authority,
0.947%, 06/01/2022	3,500,000	3,502,730
Total Municipal Bonds
(Cost $252,271,677)		256,689,161	2.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 0.298%, 04/25/2036
(1 Month LIBOR USD + 0.150%)(3)	$242,572	$242,326
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1, 0.823%, 10/25/2035
(1 Month LIBOR USD + 0.675%)(3)	9,822,693	9,800,380
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 01/25/2021	4,221	4,207
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	62,810	64,746
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036(6)	48,955	49,223
Series 2006-28CB, Class A17, 6.000%, 10/25/2036(6)	501,083	365,998
Argent Securities Inc. Asset-Backed
Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.828%, 11/25/2035
(1 Month LIBOR USD + 0.680%)(3)	1,558,138	1,555,004
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%, 10/25/2048(2)(4)	10,417,728	10,739,992
Series 2020-1, Class A1A, 1.662%, 03/25/2055(2)	12,488,300	12,607,159
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A1, 0.363%, 01/25/2036
(1 Month LIBOR USD + 0.215%)(3)	1,783,771	1,778,284
COLT Trust,
Series 2020-RPL1, Class A1, 1.390%, 01/25/2065(2)(4)	26,435,681	26,563,949
Countrywide Asset-Backed Certificates,
Series 2006-2, Class 2A3, 0.748%, 06/25/2036
(1 Month LIBOR USD + 0.600%)(3)	651,546	651,277
CSMC Trust,
Series 2019-RPL1, Class A1A,
3.650%, 07/25/2058(2)(4)	36,685,317	39,848,930
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%, 08/25/2036(4)(6)	341,379	332,967
GSAMP Trust,
Series 2006-HE7, Class A2D, 0.378%, 10/25/2036
(1 Month LIBOR USD + 0.230%)(3)	5,112,814	5,044,504
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 2.588%, 07/25/2035(4)	263,791	269,629
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 10/01/2031(6)	39,528	25,396
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	2,156,915	2,247,489
Mill City Mortgage Loan Trust,
Series 2018-2, Class A1, 3.500%, 05/25/2058(2)(4)	1,535,211	1,596,544
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Morgan Stanley,
Series 2005-HE5, Class M2, 0.793%, 09/25/2035
(1 Month LIBOR USD + 0.645%)(3)	$5,629,390	$5,610,469
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037(7)	1,914,212	732,087
Saxon Asset Securities Trust,
Series 2006-2, Class A3C, 0.298%, 09/25/2036
(1 Month LIBOR USD + 0.150%)(3)	200,247	199,841
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 5.050%, 02/25/2034(7)	23,551	23,639
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.307%, 10/25/2043(4)	3,133,571	3,085,627
Towd Point Mortgage Trust:
Series 2015-4, Class A1B, 2.750%, 04/25/2055(2)(4)	297,238	298,204
Series 2015-4, Class A1, 3.500%, 04/25/2055(2)(4)	640,093	643,728
Series 2016-5, Class A1, 2.500%, 10/25/2056(2)(4)	19,198,648	19,571,883
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	16,305,919	16,711,961
Series 2017-5, Class A1, 0.748%, 02/26/2057
(1 Month LIBOR USD + 0.600%)(2)(3)	6,032,512	6,013,185
Series 2017-2, Class A1, 2.750%, 04/25/2057(2)(4)	5,572,148	5,696,253
Series 2017-3, Class A1, 2.750%, 06/25/2057(2)(4)	13,098,822	13,487,466
Series 2017-4, Class A1, 2.750%, 06/25/2057(2)(4)	6,301,812	6,530,093
Series 2017-6, Class A1, 2.750%, 10/25/2057(2)(4)	15,477,446	15,935,330
Series 2018-6, Class A1A, 3.750%, 03/25/2058(2)(4)	8,853,661	9,331,989
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR3, Class A1, 3.655%, 06/25/2034(4)	2,362,814	2,401,677
Total Residential Mortgage-Backed Securities
(Cost $216,213,746)		220,061,436	2.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates,
Series K014, Class A2, 3.871%, 04/25/2021	7,499,242	7,522,536
Total U.S. Government Agency Issues
(Cost $7,499,872)		7,522,536	0.1%
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,499,024	12,059,555
Series 2014-GC19, Class AAB, 3.552%, 03/12/2047	2,913,431	3,059,206
Series 2014-GC23, Class AAB, 3.337%, 07/12/2047	10,626,198	11,112,522
COMM Mortgage Trust:
Series 2012-CR1, Class ASB, 3.053%, 05/17/2045	7,124,252	7,213,361
Series 2012-CR2, Class A4, 3.147%, 08/17/2045	7,890,000	8,143,353
Series 2013-LC6, Class ASB, 2.478%, 01/12/2046	5,426,640	5,527,464

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
COMM Mortgage Trust: (cont.)
Series 2014-LC15, Class ASB, 3.528%, 04/12/2047	$9,173,228	$9,537,493
Series 2014-CR16, Class ASB, 3.653%, 04/12/2047	8,917,378	9,265,042
Series 2013-CR11, Class A4, 4.258%, 08/12/2050	5,130,000	5,600,203
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	12,348,569	12,403,220
Series 2012-GCJ9, Class A3, 2.773%, 11/13/2045	23,247,021	23,936,253
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/17/2045	6,815,149	6,920,876
Series 2012-C8, Class A3, 2.829%, 10/17/2045	10,018,546	10,307,771
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	12,580,000	13,179,980
Series 2011-C5, Class ASB, 3.678%, 08/15/2046	584,486	588,519
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class ASB, 3.761%, 08/17/2046(4)	10,086,980	10,480,714
Series 2013-C14, Class A4, 4.133%, 08/17/2046(4)	10,625,000	11,452,522
Series 2015-C31, Class ASB, 3.540%, 08/17/2048	8,764,922	9,344,079
Series 2015-C33, Class ASB, 3.562%, 12/17/2048	4,053,647	4,332,575
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.657%, 05/17/2046	12,118,042	12,368,438
Series 2015-C25, Class ASB, 3.383%, 10/19/2048	14,207,216	15,084,546
Series 2013-C8, Class ASB, 2.699%, 12/17/2048	7,334,797	7,444,039
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class ASB, 3.477%, 08/17/2050	10,617,819	11,109,377
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%, 03/17/2045	5,000,000	5,222,420
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,219,087	8,314,334
Series 2013-C14, Class ASB, 2.977%, 06/15/2046	14,640,670	14,953,892
Series 2013-C14, Class A4, 3.073%, 06/15/2046	13,000,000	13,662,806
Series 2014-C23, Class ASB, 3.636%, 10/17/2057	899,140	946,904
Total Non-U.S. Government Agency Issues
(Cost $260,525,251)		263,571,464	2.9%
Total Commercial Mortgage-Backed Securities
(Cost $268,025,123)		271,094,000	3.0%
Asset Backed Securities
American Express Credit Account Master Trust,
Series 2019-2, Class A, 2.670%, 11/15/2024	7,130,000	7,353,073
Bank of The West Auto Trust:
Series 2017-1, Class A3, 2.110%, 01/15/2023(2)	1,719,167	1,726,303
Series 2019-1, Class A3, 2.430%, 04/15/2024(2)	13,005,000	13,252,161
Capital One Multi-Asset Execution Trust,
Series 2019-A2, Class A2, 1.720%, 08/15/2024	15,250,000	15,620,142
CarMax Auto Owner Trust,
Series 2018-4, Class A3, 3.360%, 09/15/2023	9,671,137	9,874,932

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Chase Auto Credit Linked Notes,
Series 2020-2, Class B, 0.840%, 02/25/2028(2)	$12,000,000	$12,011,910
Chesapeake Funding II LLC:
Series 2018-1A, Class A1, 3.040%, 04/15/2030(2)	4,088,514	4,130,215
Series 2020-1A, Class A1, 0.870%, 08/15/2032(2)	18,580,177	18,672,333
Conseco Financial Corp.,
Series 1998-3, Class A5, 6.220%, 03/01/2030	21,869	22,139
Discover Card Execution Note Trust,
Series 2019-A3, Class A, 1.890%, 10/15/2024	2,700,000	2,778,975
Ford Credit Auto Owner Trust:
Series 2020-A, Class A3, 1.040%, 08/15/2024	35,300,000	35,730,159
Series 2017-1, Class A, 2.620%, 08/15/2028(2)	24,017,000	24,624,868
Ford Credit Floorplan Master Owner Trust,
Series 2019-3, Class A1, 2.230%, 09/15/2024	36,300,000	37,435,286
GM Financial Automobile Leasing Trust,
Series 2020-2, Class A3, 0.800%, 07/20/2023	9,500,000	9,571,803
GMF Floorplan Owner Revolving Trust,
Series 2020-1, Class A, 0.680%, 08/15/2025(2)	8,900,000	8,952,640
Hyundai Auto Lease Securitization Trust,
Series 2020-A, Class A3, 1.950%, 07/15/2023(2)	23,600,000	23,982,785
Mercedes-Benz Master Owner Trust,
Series 2019-BA, Class A, 2.610%, 05/15/2024(2)	16,025,000	16,555,480
PFS Financing Corp.:
Series 2018-B, Class A, 2.890%, 02/15/2023(2)	11,725,000	11,749,424
Series 2018-D, Class A, 3.190%, 04/17/2023(2)	13,015,000	13,106,181
Series 2018-F, Class A, 3.520%, 10/16/2023(2)	6,419,000	6,579,528
Series 2019-A, Class A2, 2.860%, 04/15/2024(2)	7,675,000	7,892,619
SoFi Consumer Loan Program LLC:
Series 2017-3, Class A, 2.770%, 05/26/2026(2)	365,502	366,573
Series 2017-4, Class A, 2.500%, 06/25/2026(2)	313,131	314,298
Synchrony Card Issuance Trust,
Series 2018-A1, Class A, 3.380%, 09/15/2024	33,970,000	34,713,770
Towd Point Mortgage Trust:
Series 2019-MH1, Class A1, 3.000%, 11/25/2058(2)(4)	10,656,597	10,923,886
Series 2020-MH1, Class A1A, 2.184%, 02/25/2060(2)(4)	19,019,254	19,358,093
Series 2020-MH1, Class A1, 2.250%, 02/25/2060(2)(4)	24,674,667	25,096,248
Verizon Owner Trust:
Series 2019-B, Class A1A, 2.330%, 12/20/2023	24,450,000	24,933,953
Series 2020-B, Class A, 0.470%, 02/20/2025	45,175,000	45,334,906
Volkswagen Auto Lease Trust,
Series 2019-A, Class A3, 1.990%, 11/21/2022	8,868,000	8,999,879
Volkswagen Auto Loan Enhanced Trust,
Series 2020-1, Class A3, 0.980%, 11/20/2024	19,375,000	19,578,058

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
World Financial Network Credit Card Master Trust:
Series 2016-A, Class A, 2.030%, 04/15/2025	$16,710,000	$16,835,576
Series 2019-A, Class A, 3.140%, 12/15/2025	58,210,000	60,028,876
Total Asset Backed Securities
(Cost $542,025,509)		548,107,072	6.1%
Total Long-Term Investments
(Cost $8,749,191,690)		8,887,077,742	98.9%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.04%(5)	324,227,630	324,227,630
Total Short-Term Investment
(Cost $324,227,630)		324,227,630	3.6%
Total Investments
(Cost $9,073,419,320)		9,211,305,372	102.5%
Liabilities in Excess of Other Assets		(228,086,826)	(2.5)%
TOTAL NET ASSETS		$8,983,218,546	100.0%
Notes to Schedule of Investments
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2020, the value of these securities total $2,052,327,466, which represents 22.85% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,995,103,667	$—	$2,995,103,667
Other Government Related Securities	—	12,221,030	—	12,221,030
Corporate Bonds	—	4,583,801,376	—	4,583,801,376
Municipal Bonds	—	256,689,161	—	256,689,161
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	220,061,436	—	220,061,436
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	7,522,536	—	7,522,536
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	263,571,464	—	263,571,464
Asset Backed Securities	—	548,107,072	—	548,107,072
Total Long-Term Investments	—	8,887,077,742	—	8,887,077,742
Short-Term Investment
Money Market Mutual Fund	324,227,630	—	—	324,227,630
Total Short-Term Investment	324,227,630	—	—	324,227,630
Total Investments	$324,227,630	$8,887,077,742	$—	$9,211,305,372

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2020 (Unaudited)

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

Treasury yields fell across the curve in 2020, with the benchmark 10-year Treasury down 100 bps to finish the year at 0.92%, after hitting an all-time [intra-day] record low of 0.31% on March 9. The curve steepened, with the spread between 2-year and 30-year Treasuries increasing from 82 bps to 153 bps during the year, as yields in shorter maturities saw the largest decline. Starting in late February, the coronavirus (COVID-19) affected every aspect of the economy, leading to the swiftest equity bear market in history, with an over 33% peak-to-trough drop in the S&P 500 in just over a month ending March 23, and fixed income markets hitting levels of distress not seen since the Global Financial Crisis (GFC) in 2008. However, unlike 2008, the massive, coordinated monetary and fiscal policy response resulted in a much swifter recovery. U.S. unemployment dropped to 6.7% by year end after peaking at 14.7% in April as businesses reopened, and the Pfizer and Moderna vaccines offered hope for a return to normal sometime in 2021. The S&P 500 ended the year up 16% at record highs and credit spreads tightened through year end, completely erasing the pandemic-related widening in many sectors. The COVID-19 pandemic and the massive government policy response to it essentially created a full market cycle for spreads in the span of a calendar year.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 99 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

•	Credit Positioning
•	Positive – Overweight to Investment Grade Credit (increased exposure post widening of the spread)
•	Positive – Active positioning within Investment Grade Credit
•	Positive – Underweight to the Other Government Sector in favor of Corporate Credit including Financials
•	Positive – Security selection, including attractive new issue concessions
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning
•	Positive – Exposure to ABS (increased exposure post widening of the spread)
•	Positive – Exposure to Non-Agency Commercial Mortgage-Backed Securities (CMBS) & Non-Agency Residential Mortgage-Backed Securities (RMBS)

We expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to the travel and hospitality service sectors. Yet, with the massive fiscal stimulus that is already in the pipeline, and likely more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely in 2021. Stronger growth may pressure inflation modestly higher, a goal of the Fed, translating into moderately higher intermediate and long-term rates. With short-term rates still anchored close to zero by the Fed, a steeper yield curve will enable investors to capture some added performance as bonds roll down the curve. We expect the roll-down return to be an important component of total return this year, as well as security selection, sector allocation, and the yield advantage the Fund enjoys above that of its benchmark. Strategic positioning across market sectors and along the yield curve (including the ability to thoughtfully reposition should spreads widen into volatility) will complement the always-important security selection process to help navigate through the current environment.

The Fund remains duration neutral with a modest overweight to Investment Grade corporate credit, particularly Financials. The Fund is also maintaining its allocation in the MBS/ABS sectors at the senior part of the capital structure given attractive relative valuations and the continued broad sector diversification benefit they provide to the overall portfolio. The Fund only purchases investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives) and we believe the Fund is well positioned to add value relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$5,319,604,851

	SEC 30-Day
	Yield(3)
	Institutional Class	0.71%
	Investor Class	0.46%

	Average
	Effective
	Duration	4.12 years

	Average
	Effective
	Maturity	4.47 years

	Annualized
	Expense
	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)
Sector Weightings(1)
	Portfolio
	Turnover Rate	37%

	Number of
	Holdings	509

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/10, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/10, assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2020	Year	Years	Years	Inception(1)
Institutional Class Shares	7.42%	4.09%	3.72%	4.89%
Investor Class Shares	7.16%	3.84%	3.47%	4.63%
Bloomberg Barclays Intermediate U.S.
Government/Credit Bond Index(2)	6.43%	3.64%	3.11%	4.43%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$154,950,000	$158,097,422
1.875%, 03/31/2022	280,600,000	286,738,125
2.500%, 05/15/2024	550,950,000	593,691,665
2.250%, 11/15/2025	461,225,000	503,672,113
2.000%, 11/15/2026	34,550,000	37,604,166
2.250%, 11/15/2027	297,600,000	330,452,248
3.125%, 11/15/2028	123,200,000	145,866,876
1.625%, 08/15/2029	210,300,000	224,971,710
Total U.S. Treasury Securities
(Cost $2,224,965,450)		2,281,094,325	42.9%
Other Government Related Securities
Sinopec Group Overseas Development [2016] Ltd.,
2.750%, 05/03/2021(1)(2)	5,300,000	5,330,489
Total Other Government Related Securities
(Cost $5,290,908)		5,330,489	0.1%
Corporate Bonds
Industrials
Abbott Laboratories,
3.400%, 11/30/2023	4,853,000	5,262,035
Agilent Technologies, Inc.,
3.050%, 09/22/2026	1,495,000	1,631,359
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022(1)(2)	7,730,000	7,989,605
Allegion PLC,
3.500%, 10/01/2029(1)	3,160,000	3,506,806
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	4,523,000	4,830,835
Anheuser-Busch InBev Worldwide, Inc.:
3.650%, 02/01/2026	3,945,000	4,459,308
4.750%, 01/23/2029	835,000	1,031,138
ArcelorMittal,
4.550%, 03/11/2026(1)	4,015,000	4,511,036
AT&T, Inc.:
4.350%, 03/01/2029	2,150,000	2,564,221
4.300%, 02/15/2030	9,604,000	11,472,337
2.750%, 06/01/2031	7,900,000	8,442,122
2.250%, 02/01/2032	1,000,000	1,014,419
2.550%, 12/01/2033(2)	2,672,000	2,739,169
Becton Dickinson and Co.,
7.000%, 08/01/2027	1,900,000	2,424,459
Bemis Co., Inc.,
2.630%, 06/19/2030	4,525,000	4,900,316

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Boardwalk Pipelines LP:
5.950%, 06/01/2026	$1,360,000	$1,608,503
4.800%, 05/03/2029	750,000	859,417
Broadcom, Inc.:
3.625%, 10/15/2024	8,000,000	8,789,372
3.150%, 11/15/2025	10,000,000	10,919,517
Bunge Limited Finance Corp.,
3.750%, 09/25/2027	5,000,000	5,701,413
Campbell Soup Co.,
3.950%, 03/15/2025	8,000,000	9,016,395
Carrier Global Corp.,
2.242%, 02/15/2025	13,275,000	14,047,111
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028	12,300,000	14,551,168
Charter Communications Operating LLC:
4.464%, 07/23/2022	10,548,000	11,120,160
4.908%, 07/23/2025	1,277,000	1,483,169
3.750%, 02/15/2028	5,830,000	6,536,782
4.200%, 03/15/2028	2,070,000	2,388,215
5.050%, 03/30/2029	3,000,000	3,647,591
Cheniere Corpus Christi Holdings LLC,
5.125%, 06/30/2027	2,000,000	2,365,956
Cigna Corp.,
3.000%, 07/15/2023	5,655,000	5,988,543
CK Hutchison International Ltd.,
3.250%, 04/11/2024(1)(2)	10,000,000	10,688,800
CNH Industrial Capital LLC:
3.875%, 10/15/2021	3,000,000	3,070,441
4.200%, 01/15/2024	2,800,000	3,071,398
CNH Industrial NV:
4.500%, 08/15/2023(1)	5,000,000	5,451,936
3.850%, 11/15/2027(1)	2,243,000	2,526,930
Coca-Cola Femsa SAB de CV,
2.750%, 01/22/2030(1)	8,875,000	9,545,420
Columbia Pipeline Group, Inc.,
4.500%, 06/01/2025	630,000	724,522
Comcast Corp.,
3.100%, 04/01/2025	8,925,000	9,820,275
Conagra Brands, Inc.,
8.250%, 09/15/2030	1,140,000	1,710,836
Constellation Brands, Inc.:
2.700%, 05/09/2022	2,975,000	3,059,811
3.500%, 05/09/2027	3,625,000	4,089,562

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cox Communications, Inc.:
3.250%, 12/15/2022(2)	$3,610,000	$3,802,446
3.850%, 02/01/2025(2)	2,800,000	3,122,595
3.350%, 09/15/2026(2)	1,927,000	2,165,242
CVS Health Corp.:
3.625%, 04/01/2027	2,500,000	2,844,938
1.300%, 08/21/2027	5,750,000	5,776,702
4.300%, 03/25/2028	8,531,000	10,151,556
CVS Pass-Through Trust,
5.926%, 01/10/2034(2)	2,017,093	2,446,499
Daimler Finance North America LLC:
3.750%, 11/05/2021(2)	6,800,000	6,988,449
1.750%, 03/10/2023(2)	11,000,000	11,293,408
Dentsply Sirona,
3.250%, 06/01/2030	10,600,000	11,805,551
Diageo Capital PLC,
2.000%, 04/29/2030(1)	3,275,000	3,415,202
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
5.450%, 06/15/2023(2)	12,100,000	13,382,850
6.020%, 06/15/2026(2)	3,000,000	3,659,835
Dollar Tree, Inc.,
3.700%, 05/15/2023	5,050,000	5,405,798
Dow Chemical Co.,
4.550%, 11/30/2025	2,515,000	2,942,894
DuPont de Nemours, Inc.,
4.493%, 11/15/2025	4,175,000	4,873,686
DXC Technology Co.:
4.450%, 09/18/2022	14,000,000	14,735,250
4.250%, 04/15/2024	5,700,000	6,219,252
4.125%, 04/15/2025	4,555,000	5,035,301
Ecolab, Inc.,
4.800%, 03/24/2030	10,000,000	12,759,909
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023	6,575,000	6,908,882
EI du Pont de Nemours and Co.,
1.700%, 07/15/2025	10,000,000	10,421,072
Emerson Electric Co.,
1.950%, 10/15/2030	12,600,000	13,293,485
Energy Transfer Operating LP:
4.500%, 04/15/2024	1,000,000	1,093,682
5.500%, 06/01/2027	17,931,000	21,104,758
EnLink Midstream Partners LP,
4.400%, 04/01/2024	10,000,000	9,867,700
EQT Midstream Partners LP,
4.125%, 12/01/2026	5,000,000	5,037,500

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Equifax, Inc.,
2.600%, 12/01/2024	$5,000,000	$5,355,278
Equinix, Inc.,
1.800%, 07/15/2027	7,000,000	7,205,745
ERAC USA Finance LLC,
2.600%, 12/01/2021(2)	4,825,000	4,908,436
Exxon Mobil Corp.:
1.571%, 04/15/2023	7,500,000	7,712,990
2.992%, 03/19/2025	11,250,000	12,313,175
Ferguson Finance PLC,
4.500%, 10/24/2028(1)(2)	5,930,000	7,106,940
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	2,373,000	2,518,346
3.875%, 06/05/2024	1,247,000	1,372,384
3.000%, 08/15/2026	2,027,000	2,255,467
4.250%, 05/15/2028	8,690,000	10,343,525
3.750%, 05/21/2029	7,000,000	8,217,978
Fiserv, Inc.:
3.500%, 10/01/2022	3,050,000	3,191,064
2.250%, 06/01/2027	16,000,000	17,051,946
4.200%, 10/01/2028	1,035,000	1,234,028
FMC Corp.,
4.100%, 02/01/2024	4,685,000	5,099,655
Ford Motor Credit Co. LLC:
5.750%, 02/01/2021	2,000,000	2,005,000
3.336%, 03/18/2021	1,800,000	1,804,500
3.339%, 03/28/2022	2,000,000	2,020,000
2.979%, 08/03/2022	12,000,000	12,200,400
4.250%, 09/20/2022	1,545,000	1,594,687
Fortune Brands Home & Security, Inc.:
4.000%, 09/21/2023	5,775,000	6,292,226
3.250%, 09/15/2029	2,725,000	3,019,626
Fox Corp.,
4.030%, 01/25/2024	5,155,000	5,677,427
Freeport-McMoRan, Inc.,
3.875%, 03/15/2023	1,100,000	1,147,630
General Motors Financial Co., Inc.:
4.375%, 09/25/2021	5,325,000	5,468,788
4.200%, 11/06/2021	2,000,000	2,061,434
3.450%, 01/14/2022	1,475,000	1,514,463
3.150%, 06/30/2022	1,000,000	1,035,328
4.150%, 06/19/2023	1,325,000	1,425,463
1.700%, 08/18/2023	10,000,000	10,257,534
2.900%, 02/26/2025	4,000,000	4,271,686

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Genpact Luxembourg Sarl,
3.375%, 12/01/2024(1)	$7,000,000	$7,621,593
Glencore Funding LLC:
4.125%, 05/30/2023(2)	1,750,000	1,892,537
4.125%, 03/12/2024(2)	5,000,000	5,501,966
4.625%, 04/29/2024(2)	1,000,000	1,116,782
4.000%, 03/27/2027(2)	4,850,000	5,486,235
3.875%, 10/27/2027(2)	1,150,000	1,295,935
2.500%, 09/01/2030(2)	6,343,000	6,468,888
Global Payments, Inc.,
3.750%, 06/01/2023	2,325,000	2,485,255
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	8,129,000	8,447,575
3.875%, 06/27/2024(1)(2)	5,340,000	5,843,135
HP, Inc.,
2.200%, 06/17/2025	18,325,000	19,401,391
Husky Energy, Inc.,
4.400%, 04/15/2029(1)	5,000,000	5,563,190
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022(1)(2)	7,000,000	7,272,165
Hyundai Capital America,
3.450%, 03/12/2021(2)	9,000,000	9,044,550
Ingersoll-Rand Co.,
6.391%, 11/15/2027(1)	1,195,000	1,514,095
International Business Machines Corp.,
3.300%, 05/15/2026	6,150,000	6,949,242
JB Hunt Transport Services, Inc.,
3.875%, 03/01/2026	3,000,000	3,444,882
Kerry Group Financial Services Unlimited Co.,
3.200%, 04/09/2023(1)(2)	5,000,000	5,246,817
Kinder Morgan, Inc.:
5.625%, 11/15/2023(2)	1,000,000	1,128,162
7.800%, 08/01/2031	12,425,000	17,743,871
Kraft Heinz Foods Co.,
6.375%, 07/15/2028	7,929,000	9,743,913
Lear Corp.,
3.800%, 09/15/2027	1,000,000	1,121,825
Lennox International, Inc.,
1.350%, 08/01/2025	7,000,000	7,161,066
LYB International Finance III LLC,
2.250%, 10/01/2030	5,000,000	5,143,972
Microchip Technology, Inc.:
3.922%, 06/01/2021	7,000,000	7,099,395
0.972%, 02/15/2024(2)	5,000,000	5,012,239

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Midwest Connector Capital Co. LLC,
3.900%, 04/01/2024(2)	$7,450,000	$7,636,250
Mosaic Co.,
4.250%, 11/15/2023	8,606,000	9,393,103
MPLX LP:
4.875%, 06/01/2025	10,219,000	11,803,654
4.800%, 02/15/2029	3,475,000	4,199,757
Newell Brands, Inc.,
3.850%, 04/01/2023	3,166,000	3,320,786
Nissan Motor Acceptance Corp.,
3.650%, 09/21/2021(2)	7,210,000	7,335,647
Nutrien Ltd.,
3.150%, 10/01/2022(1)	1,306,000	1,358,289
nVent Finance Sarl,
3.950%, 04/15/2023(1)	18,275,000	19,243,971
NXP Semiconductors NV:
3.875%, 09/01/2022(1)(2)	7,000,000	7,377,623
4.875%, 03/01/2024(1)(2)	5,790,000	6,530,655
Occidental Petroleum Corp.:
2.900%, 08/15/2024	5,000,000	4,812,500
7.500%, 10/15/2026	1,288,000	1,310,476
ONEOK, Inc.:
7.500%, 09/01/2023	7,470,000	8,646,500
2.750%, 09/01/2024	3,300,000	3,481,956
Oracle Corp.,
2.800%, 04/01/2027	10,500,000	11,580,219
Orange SA,
9.000%, 03/01/2031(1)	4,125,000	6,785,260
Penske Truck Leasing Co.:
2.700%, 11/01/2024(2)	8,000,000	8,570,595
3.950%, 03/10/2025(2)	12,000,000	13,440,805
PepsiCo, Inc.,
2.625%, 03/19/2027	5,650,000	6,216,358
Phillips 66,
2.150%, 12/15/2030	10,000,000	10,151,710
Phillips 66 Partners LP,
3.605%, 02/15/2025	2,000,000	2,161,499
POSCO:
5.250%, 04/14/2021(1)(2)	3,000,000	3,035,520
4.000%, 08/01/2023(1)(2)	5,000,000	5,391,480
Procter & Gamble Co.,
2.800%, 03/25/2027	10,000,000	11,141,388
Regency Energy Partners LP /
Regency Energy Finance Corp.,
4.500%, 11/01/2023	1,100,000	1,190,994

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Roper Technologies, Inc.:
3.800%, 12/15/2026	$1,450,000	$1,675,216
2.000%, 06/30/2030	14,675,000	14,999,565
Sabine Pass Liquefaction LLC:
5.875%, 06/30/2026	9,730,000	11,764,566
4.500%, 05/15/2030(2)	4,500,000	5,333,749
Samarco Mineracao SA,
5.375%, 09/26/2024(1)(2)(9)	1,675,000	1,197,625
Schneider Electric SE,
2.950%, 09/27/2022(1)(2)	2,000,000	2,086,626
Shell International Finance BV:
2.375%, 04/06/2025(1)	5,000,000	5,362,502
2.750%, 04/06/2030(1)	5,000,000	5,531,669
Sherwin-Williams Co.,
3.300%, 02/01/2025	3,851,000	4,175,574
Smith & Nephew PLC,
2.032%, 10/14/2030(1)	5,000,000	5,093,591
Smithfield Foods, Inc.,
2.650%, 10/03/2021(2)	8,000,000	8,070,712
Solvay Finance America LLC,
4.450%, 12/03/2025(2)	6,145,000	7,025,808
Southern Natural Gas Co. LLC,
8.000%, 03/01/2032	2,523,000	3,603,812
Sysco Corp.,
2.600%, 06/12/2022	150,000	154,591
TC PipeLines LP:
4.375%, 03/13/2025	5,500,000	6,203,189
3.900%, 05/25/2027	13,425,000	15,099,566
Telefonica Emisiones SA,
5.462%, 02/16/2021(1)	650,000	653,641
Toyota Motor Credit Corp.,
2.900%, 03/30/2023	10,000,000	10,578,962
TransCanada PipeLines Ltd.,
9.875%, 01/01/2021(1)	556,000	556,000
Tyson Foods, Inc.,
4.000%, 03/01/2026	3,000,000	3,450,795
Vale Overseas Ltd.,
6.250%, 08/10/2026(1)	5,830,000	7,229,200
Valero Energy Corp.,
3.400%, 09/15/2026	4,985,000	5,465,796
Verisk Analytics, Inc.,
4.125%, 03/15/2029	3,000,000	3,605,163
Verizon Communications, Inc.:
3.376%, 02/15/2025	853,000	947,372
4.125%, 03/16/2027	3,196,000	3,767,093

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Verizon Communications, Inc.: (cont.)
3.000%, 03/22/2027	$13,000,000	$14,422,778
4.329%, 09/21/2028	2,051,000	2,469,875
4.016%, 12/03/2029	5,628,000	6,692,190
VISA, Inc.,
1.900%, 04/15/2027	4,775,000	5,082,106
Vodafone Group PLC,
3.750%, 01/16/2024(1)	3,940,000	4,305,463
Volkswagen Group of America Finance LLC:
1.154%, 11/12/2021
(3 Month LIBOR USD + 0.940%)(2)(3)	1,800,000	1,812,979
4.000%, 11/12/2021(2)	8,000,000	8,244,219
0.875%, 11/22/2023(2)	6,875,000	6,913,730
2.850%, 09/26/2024(2)	8,600,000	9,184,740
Wabtec Corp.:
4.375%, 08/15/2023	12,302,000	12,982,880
3.450%, 11/15/2026	5,000,000	5,488,853
Walgreens Boots Alliance, Inc.,
3.200%, 04/15/2030	6,335,000	6,881,748
Waste Management, Inc.,
3.125%, 03/01/2025	4,000,000	4,379,267
Western Midstream Operating LP,
4.500%, 03/01/2028	7,195,000	7,457,617
Williams Companies, Inc.:
3.700%, 01/15/2023	1,775,000	1,880,302
4.300%, 03/04/2024	14,329,000	15,789,129
WRKCo, Inc.,
3.900%, 06/01/2028	8,275,000	9,594,488
Yara International ASA,
3.800%, 06/06/2026(1)(2)	650,000	725,644
Zimmer Biomet Holdings, Inc.,
3.700%, 03/19/2023	10,000,000	10,667,518
Zoetis, Inc.:
3.250%, 02/01/2023	7,500,000	7,889,156
4.500%, 11/13/2025	2,000,000	2,334,556
Total Industrials
(Cost $1,105,052,297)		1,191,499,291	22.4%
Utilities
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023(1)(2)	6,200,000	6,547,026
Avangrid, Inc.,
3.800%, 06/01/2029	10,975,000	12,587,188
Berkshire Hathaway Energy Co.,
4.050%, 04/15/2025(2)	14,925,000	16,899,127

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Edison International:
2.950%, 03/15/2023	$2,650,000	$2,753,515
4.125%, 03/15/2028	13,600,000	15,164,529
Enel Finance International NV:
3.625%, 05/25/2027(1)(2)	1,550,000	1,758,814
3.500%, 04/06/2028(1)(2)	13,550,000	15,432,062
Entergy Corp.,
2.800%, 06/15/2030	12,425,000	13,418,745
FirstEnergy Corp.,
2.050%, 03/01/2025	6,450,000	6,424,186
ITC Holdings Corp.,
2.950%, 05/14/2030(2)	15,717,000	17,179,142
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030	6,000,000	6,717,939
PPL Capital Funding, Inc.,
3.400%, 06/01/2023	2,475,000	2,628,428
RGS I&M Funding Corp.,
9.820%, 12/07/2022	184,811	190,207
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	3,800,000	3,950,796
Total Utilities
(Cost $109,968,757)		121,651,704	2.3%
Financials
ABN AMRO Bank NV,
4.750%, 07/28/2025(1)(2)	14,323,000	16,483,639
AerCap Holdings NV,
2.875%, 08/14/2024(1)	5,000,000	5,199,930
Aetna, Inc.,
2.800%, 06/15/2023	4,010,000	4,219,138
AIA Group Ltd.,
3.200%, 03/11/2025(1)(2)	3,000,000	3,236,550
Air Lease Corp.,
2.250%, 01/15/2023	3,800,000	3,901,532
American International Group, Inc.:
4.875%, 06/01/2022	6,000,000	6,365,773
4.125%, 02/15/2024	1,000,000	1,107,232
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	773,530
Anthem, Inc.:
3.350%, 12/01/2024	10,000,000	11,018,275
2.375%, 01/15/2025	12,000,000	12,834,604
Banco Santander SA,
3.500%, 04/11/2022(1)	4,400,000	4,569,197

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bank of America Corp.:
3.300%, 01/11/2023	$4,710,000	$4,993,589
2.816%, 07/21/2023
(3 Month LIBOR USD + 0.930%)(3)	3,500,000	3,634,509
4.000%, 04/01/2024	1,596,000	1,771,658
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)(3)	10,000,000	10,842,015
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)(3)	5,060,000	5,509,286
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)(3)	3,295,000	3,566,891
3.705%, 04/24/2028
(3 Month LIBOR USD + 1.512%)(3)	5,050,000	5,749,216
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)(3)	1,519,000	1,715,777
Bank of Montreal,
3.300%, 02/05/2024(1)	10,000,000	10,846,074
Bank of New Zealand,
3.500%, 02/20/2024(1)(2)	5,000,000	5,432,334
Bank of Nova Scotia:
1.625%, 05/01/2023(1)	10,000,000	10,287,745
4.500%, 12/16/2025(1)	7,000,000	8,161,595
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023(1)(2)	8,000,000	8,645,752
Barclays Bank PLC,
10.180%, 06/12/2021(1)(2)	5,000,000	5,200,243
Barclays PLC:
3.684%, 01/10/2023(1)	7,350,000	7,575,269
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)(1)(3)	4,500,000	4,922,976
4.337%, 01/10/2028(1)	2,275,000	2,613,492
BBVA USA:
2.875%, 06/29/2022	3,475,000	3,601,079
3.875%, 04/10/2025	4,200,000	4,709,838
BNP Paribas SA:
3.500%, 03/01/2023(1)(2)	10,000,000	10,641,257
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)(1)(2)(3)	5,000,000	5,329,615
BNZ International Funding Ltd.,
3.375%, 03/01/2023(1)(2)	2,000,000	2,123,988
Boston Properties LP,
3.200%, 01/15/2025	12,175,000	13,266,920
BPCE SA:
5.700%, 10/22/2023(1)(2)	5,375,000	6,083,631
4.000%, 04/15/2024(1)	3,500,000	3,875,276
4.625%, 07/11/2024(1)(2)	10,000,000	11,178,713

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Brown & Brown, Inc.:
4.200%, 09/15/2024	$10,461,000	$11,649,594
4.500%, 03/15/2029	8,597,000	10,176,578
2.375%, 03/15/2031	3,500,000	3,663,147
Capital One Financial Corp.,
3.650%, 05/11/2027	3,000,000	3,439,391
Citigroup, Inc.:
2.876%, 07/24/2023
(3 Month LIBOR USD + 0.950%)(3)	2,000,000	2,077,565
3.750%, 06/16/2024	500,000	553,073
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)(3)	10,040,000	10,915,246
3.200%, 10/21/2026	5,000,000	5,588,339
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)(3)	9,000,000	10,314,706
Citizens Bank NA,
2.250%, 04/28/2025	19,000,000	20,160,331
CNA Financial Corp.:
7.250%, 11/15/2023	1,980,000	2,347,815
4.500%, 03/01/2026	5,070,000	5,964,371
3.900%, 05/01/2029	4,000,000	4,700,602
Cooperatieve Rabobank UA:
3.950%, 11/09/2022(1)	2,250,000	2,388,692
4.625%, 12/01/2023(1)	7,400,000	8,247,681
3.750%, 07/21/2026(1)	1,276,000	1,442,085
Credit Agricole SA,
3.375%, 01/10/2022(1)(2)	7,400,000	7,625,131
Credit Suisse Group AG:
3.574%, 01/09/2023(1)(2)	1,000,000	1,030,308
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)(1)(2)(3)	4,000,000	4,333,690
2.593%, 09/11/2025 (SOFR + 1.560%)(1)(2)(3)	7,000,000	7,365,914
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023(1)	9,000,000	9,692,916
Deutsche Bank AG:
3.150%, 01/22/2021(1)	1,500,000	1,501,664
4.250%, 10/14/2021(1)	7,000,000	7,177,988
3.300%, 11/16/2022(1)	5,175,000	5,396,694
2.222%, 09/18/2024 (SOFR + 2.159%)(1)(3)	5,000,000	5,143,694
Discover Financial Services:
3.950%, 11/06/2024	4,200,000	4,663,831
4.100%, 02/09/2027	9,000,000	10,368,725
FirstMerit Bank NA,
4.270%, 11/25/2026	5,450,000	6,251,183

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
GE Capital Funding LLC,
4.050%, 05/15/2027(2)	$5,000,000	$5,719,970
Goldman Sachs Group, Inc.:
3.500%, 01/23/2025	2,000,000	2,207,319
3.272%, 09/29/2025
(3 Month LIBOR USD + 1.201%)(3)	3,500,000	3,833,989
1.093%, 12/09/2026 (SOFR + 0.789%)(3)	5,000,000	5,054,961
3.691%, 06/05/2028
(3 Month LIBOR USD + 1.510%)(3)	4,000,000	4,608,092
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)(3)	3,100,000	3,677,726
Guardian Life Global Funding,
3.400%, 04/25/2023(2)	9,000,000	9,614,064
Hartford Financial Services Group, Inc.,
2.800%, 08/19/2029	3,625,000	3,938,080
Health Care Service Corp. A Mutual Legal Reserve Co.,
2.200%, 06/01/2030(2)	10,000,000	10,461,288
High Street Funding Trust I,
4.111%, 02/15/2028(2)	5,000,000	5,765,350
Highmark, Inc.,
4.750%, 05/15/2021(2)	2,000,000	2,032,487
HSBC Holdings PLC:
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)(1)(3)	10,140,000	10,474,074
3.600%, 05/25/2023 (1)	2,700,000	2,904,153
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)(1)(3)	3,000,000	3,275,476
4.292%, 09/12/2026
(3 Month LIBOR USD + 1.348%)(1)(3)	7,235,000	8,245,587
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)(1)(3)	1,000,000	1,154,750
Humana, Inc.,
2.900%, 12/15/2022	6,275,000	6,560,572
ING Groep NV,
3.550%, 04/09/2024(1)	4,000,000	4,370,278
Invesco Finance PLC,
3.125%, 11/30/2022(1)	4,750,000	4,988,710
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,350,000	11,127,813
Jefferies Group LLC,
4.850%, 01/15/2027	1,425,000	1,666,899
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	11,325,000	13,350,487

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMorgan Chase & Co.:
1.445%, 10/24/2023
(3 Month LIBOR USD + 1.230%)(3)	$5,035,000	$5,125,182
4.023%, 12/05/2024
(3 Month LIBOR USD + 1.000%)(3)	20,000,000	22,032,567
2.301%, 10/15/2025 (SOFR + 1.160%)(3)	13,000,000	13,799,839
2.005%, 03/13/2026 (SOFR + 1.585%)(3)	7,625,000	8,009,238
2.083%, 04/22/2026 (SOFR + 1.850%)(3)	3,000,000	3,168,380
1.045%, 11/19/2026 (SOFR + 0.800%)(3)	5,000,000	5,056,500
2.522%, 04/22/2031 (SOFR + 2.040%)(3)	1,500,000	1,612,293
KeyBank NA:
3.180%, 05/22/2022	2,750,000	2,851,306
3.400%, 05/20/2026	2,200,000	2,470,095
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	10,000,000	10,566,581
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023(2)	966,000	1,051,059
4.569%, 02/01/2029(2)	1,559,000	1,915,601
Life Storage LP,
3.875%, 12/15/2027	8,000,000	9,140,295
Lloyds Bank PLC,
4.050%, 08/16/2023(1)	4,580,000	5,004,922
Macquarie Bank Ltd.,
6.625%, 04/07/2021(1)(2)	5,482,000	5,567,563
Macquarie Group Ltd.:
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)(1)(2)(3)	5,250,000	5,488,357
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)(1)(2)(3)	4,000,000	4,298,020
Marsh & McLennan Companies, Inc.,
3.875%, 03/15/2024	1,550,000	1,709,584
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023(2)	12,053,000	13,655,105
MBIA Insurance Corp.,
11.497%, 01/15/2033
(3 Month LIBOR USD + 11.260%)(2)(3)(9)	500,000	175,000
Metropolitan Life Global Funding I,
3.000%, 01/10/2023(2)	1,300,000	1,370,500
Mitsubishi UFJ Financial Group, Inc.:
2.998%, 02/22/2022(1)	2,595,000	2,672,757
3.455%, 03/02/2023(1)	2,000,000	2,130,981
2.193%, 02/25/2025(1)	5,000,000	5,281,978
Mizuho Financial Group, Inc.:
2.601%, 09/11/2022(1)	5,000,000	5,188,922
4.600%, 03/27/2024(1)(2)	7,000,000	7,710,497

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mizuho Financial Group, Inc.: (cont.)
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)(1)(3)	$3,000,000	$3,261,933
Morgan Stanley:
1.615%, 10/24/2023
(3 Month LIBOR USD + 1.400%)(3)	7,000,000	7,132,892
2.188%, 04/28/2026 (SOFR + 1.990%)(3)	10,000,000	10,562,420
3.125%, 07/27/2026	4,600,000	5,141,726
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	225,000	235,379
National Australia Bank Ltd.,
2.332%, 08/21/2030(1)(2)	7,575,000	7,700,953
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)(1)(2)(3)	5,000,000	5,319,371
4.000%, 09/14/2026(1)(2)	10,000,000	11,132,588
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021(2)	1,478,000	1,494,057
Nationwide Mutual Insurance Co.,
8.250%, 12/01/2031(2)	2,195,000	3,145,057
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	12,850,000	13,640,605
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	6,556,000	7,269,406
People’s United Bank NA,
4.000%, 07/15/2024	5,000,000	5,389,826
Pine Street Trust I,
4.572%, 02/15/2029(2)	5,000,000	5,927,633
Principal Life Global Funding II,
3.000%, 04/18/2026(2)	7,000,000	7,784,195
Protective Life Corp.,
4.300%, 09/30/2028(2)	1,400,000	1,636,498
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	8,300,000	10,758,560
Reliance Standard Life Global Funding II:
3.050%, 01/20/2021(2)	5,000,000	5,005,729
2.750%, 01/21/2027(2)	11,775,000	12,372,654
Royal Bank of Scotland Group PLC:
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)(1)(3)	7,454,000	8,246,295
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)(1)(3)	4,700,000	5,778,498
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)(1)(3)	6,850,000	8,160,685

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Santander UK Group Holdings PLC:
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)(1)(3)	$2,500,000	$2,631,156
4.796%, 11/15/2024
(3 Month LIBOR USD + 1.570%)(1)(3)	5,000,000	5,561,769
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	3,675,000	4,056,669
SMBC Aviation Capital Finance DAC:
3.000%, 07/15/2022(1)(2)	4,000,000	4,105,310
3.550%, 04/15/2024(1)(2)	6,075,000	6,452,977
Societe Generale SA:
4.250%, 09/14/2023(1)(2)	5,000,000	5,452,992
5.000%, 01/17/2024(1)(2)	3,350,000	3,697,811
2.625%, 01/22/2025(1)(2)	2,855,000	3,023,701
4.250%, 04/14/2025(1)(2)	4,814,000	5,303,212
Standard Chartered PLC:
3.050%, 01/15/2021(1)(2)	10,350,000	10,357,769
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)(1)(2)(3)	4,125,000	4,473,181
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)(1)(2)(3)	5,000,000	5,296,290
Stifel Financial Corp.:
4.250%, 07/18/2024	10,139,000	11,391,267
4.000%, 05/15/2030	3,000,000	3,428,213
Synchrony Financial:
3.750%, 08/15/2021	5,000,000	5,071,568
4.250%, 08/15/2024	5,275,000	5,828,436
3.700%, 08/04/2026	3,000,000	3,329,788
Trinity Acquisition PLC,
4.400%, 03/15/2026(1)	1,125,000	1,310,723
UBS Group Funding Switzerland AG,
3.491%, 05/23/2023(1)(2)	3,050,000	3,173,901
Voya Financial, Inc.:
3.125%, 07/15/2024	3,350,000	3,620,412
3.650%, 06/15/2026	2,410,000	2,756,379
Wells Fargo & Co.:
2.625%, 07/22/2022	10,000,000	10,351,186
1.444%, 10/31/2023
(3 Month LIBOR USD + 1.230%)(3)	5,000,000	5,078,999
1.654%, 06/02/2024 (SOFR + 1.600%)(3)	5,000,000	5,139,417
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)(3)	5,000,000	5,257,706
2.188%, 04/30/2026 (SOFR + 2.000%)(3)	16,000,000	16,846,198
Westpac Banking Corp.,
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)(1)(3)	2,000,000	2,096,668

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Willis North America, Inc.:
3.600%, 05/15/2024	$8,150,000	$8,899,048
4.500%, 09/15/2028	8,500,000	10,245,016
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	3,450,000	3,484,741
Total Financials
(Cost $922,244,934)		993,073,802	18.7%
Total Corporate Bonds
(Cost $2,137,265,988)		2,306,224,797	43.4%
Municipal Bonds
Alabama Economic Settlement Authority,
3.163%, 09/15/2025	3,305,000	3,498,673
Central Valley Support Joint Powers Agency,
5.326%, 09/01/2022	2,000,000	2,132,660
City of Berwyn IL:
5.790%, 12/01/2022	430,000	448,043
5.790%, 12/01/2022	1,280,000	1,313,152
County of Cook IL,
5.240%, 11/15/2025 (Callable 11/15/2021)	2,345,000	2,420,861
County of Hamilton OH,
3.374%, 06/01/2034	10,000,000	11,003,500
County of Miami-Dade FL,
2.536%, 10/01/2033 (Callable 10/01/2030)(8)	2,800,000	2,886,212
GBG LLC,
2.250%, 09/01/2030(2)	1,300,000	1,332,638
Great Lakes Water Authority,
2.315%, 07/01/2031	2,000,000	2,089,520
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2021)	570,000	578,442
Massachusetts Educational Financing Authority,
5.000%, 01/01/2025	5,450,000	6,349,195
New Jersey Economic Development Authority:
0.000%, 02/15/2021	3,000,000	2,998,650
0.000%, 02/15/2022	2,000,000	1,987,920
New Jersey Higher Education
Student Assistance Authority:
5.000%, 12/01/2024	2,100,000	2,445,597
5.000%, 12/01/2024	2,450,000	2,853,196
5.000%, 12/01/2025	1,680,000	2,012,808
5.000%, 12/01/2025	2,675,000	3,204,917
5.000%, 12/01/2026	1,550,000	1,895,696
5.000%, 12/01/2026	2,350,000	2,874,121
5.000%, 12/01/2027	1,000,000	1,239,790
5.000%, 12/01/2027	1,600,000	1,983,664

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Higher Education
Student Assistance Authority: (cont.)
5.000%, 12/01/2028	$1,225,000	$1,543,194
5.000%, 12/01/2028	1,205,000	1,517,999
New Jersey Turnpike Authority,
3.223%, 01/01/2036 (Callable 07/01/2025)(2)	5,000,000	5,301,150
Niagara Area Development Corp.:
3.004%, 05/01/2025	1,000,000	1,012,730
3.204%, 05/01/2026	1,995,000	2,028,995
3.272%, 05/01/2027	2,060,000	2,095,226
3.372%, 05/01/2028	2,130,000	2,159,713
3.422%, 05/01/2029	2,200,000	2,227,060
North Carolina Housing Finance Agency:
4.000%, 01/01/2030 (Callable 07/01/2021)	130,000	131,673
3.000%, 01/01/2033 (Callable 01/01/2025)	1,465,000	1,480,163
North East Independent School District,
5.240%, 08/01/2027	2,100,000	2,691,318
San Diego Convention Center
Expansion Financing Authority:
1.987%, 04/15/2026	3,440,000	3,472,164
2.363%, 04/15/2028	1,325,000	1,342,848
South Dakota Housing Development Authority,
2.700%, 11/01/2036 (Callable 11/01/2025)	975,000	990,366
Winnebago & Boone Counties School District No. 205:
3.800%, 12/01/2026 (Callable 12/01/2025)	2,200,000	2,377,518
3.950%, 12/01/2027 (Callable 12/01/2025)	1,700,000	1,839,689
Total Municipal Bonds
(Cost $85,301,991)		89,761,061	1.7%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series G-29, Class O, 8.500%, 09/25/2021	7	7
Series 1991-137, Class H, 7.000%, 10/25/2021	1,506	1,524
Series 1993-32, Class H, 6.000%, 03/25/2023	2,743	2,860
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2021	2,720	2,740
6.000%, 07/01/2028	2,418	2,763
Federal Home Loan Mortgage Corp. (FHLMC),
Series 1395, Class G, 6.000%, 10/15/2022	1,034	1,067
Federal National Mortgage Association (FNMA),
0.875%, 08/05/2030	24,400,000	23,945,867
Total U.S. Government Agency Issues
(Cost $24,353,754)		23,956,828	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
Alternative Loan Trust,
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035(6)	$26,072	$25,888
AMRESCO Residential Securities
Corp. Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027(4)	51	52
Argent Securities Inc. Asset-Backed
Pass-Through Certificates:
Series 2005-W3, Class A2D, 0.828%, 11/25/2035
(1 Month LIBOR USD + 0.680%)(3)	298,923	298,322
Series 2005-W5, Class A1, 0.618%, 01/25/2036
(1 Month LIBOR USD + 0.470%)(3)	4,420,749	4,376,506
Banc of America Alternative Loan Trust,
Series 2006-2, Class 7A1, 6.000%, 03/25/2021(6)	21,306	19,365
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	1,522,539	1,648,855
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 3.395%, 07/25/2034(4)	615,480	624,256
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033(7)	28,801	29,898
Countrywide Asset-Backed Certificates,
Series 2004-12, Class AF6, 4.634%, 03/25/2035(4)	33	33
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.030%, 06/25/2035(4)	4,703	4,768
Series 2006-9, Class 1AF3, 5.859%, 08/25/2036(4)(6)	314,068	306,330
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027	461	411
Series 1999-2, Class A7F, 7.030%, 08/15/2030(6)	110,242	111,471
GSAMP Trust,
Series 2005-WMC2, Class A1B, 0.768%, 11/25/2035
(1 Month LIBOR USD + 0.620%)(3)	255,173	255,193
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029(7)	279	281
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.524%, 03/25/2036(4)	223,066	208,741
New Residential Mortgage Loan Trust,
Series 2017-2A, Class A3, 4.000%, 03/25/2057(2)(4)	2,500,581	2,703,994
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 06/15/2021(6)	1,187	1,147
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 11/25/2034	399	403
Soundview Home Loan Trust,
Series 2003-2, Class A2, 1.448%, 11/25/2033
(1 Month LIBOR USD + 1.300%)(3)	1,034,389	1,031,824

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 0.818%, 10/25/2035
(1 Month LIBOR USD + 0.670%)(3)	$987,411	$984,838
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.307%, 10/25/2043(4)	1,880,143	1,851,376
Towd Point Mortgage Trust:
Series 2015-5, Class A1B, 2.750%, 05/25/2055(2)(4)	606,035	610,452
Series 2016-2, Class A1, 3.000%, 08/25/2055(2)(4)	991,352	1,005,753
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	10,291,191	10,547,457
Series 2017-5, Class A1, 0.748%, 02/26/2057
(1 Month LIBOR USD + 0.600%)(2)(3)	2,823,216	2,814,171
Series 2019-1, Class A1, 3.750%, 03/25/2058(2)(4)	7,151,969	7,684,494
Series 2019-4, Class A1, 2.900%, 10/25/2059(2)(4)	11,665,832	12,313,974
Series 2020-4, Class A1, 1.750%, 10/25/2060(2)	18,270,654	18,684,261
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-AR3, Class A1, 3.655%, 06/25/2034(4)	1,430,290	1,453,815
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	1,918,226	2,090,458
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class A33, 1.148%, 10/25/2034
(1 Month LIBOR USD + 1.000%)(3)	1,720,612	1,694,104
Total Non-U.S. Government Agency Issues
(Cost $71,358,826)		73,382,891	1.4%
Total Residential Mortgage-Backed Securities
(Cost $95,712,580)		97,339,719	1.8%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	17,125,000	17,540,048
Series K028, Class A2, 3.111%, 02/25/2023	13,850,000	14,570,118
Series K723, Class A2, 2.454%, 08/25/2023	14,500,000	15,200,195
Series K038, Class A2, 3.389%, 03/25/2024	1,650,000	1,794,734
Series K727, Class A2, 2.946%, 07/25/2024	5,400,000	5,812,001
Series K041, Class A2, 3.171%, 10/25/2024	4,895,000	5,367,163
Series K043, Class A2, 3.062%, 12/25/2024	4,250,000	4,673,060
Series K048, Class A2, 3.284%, 06/25/2025(4)	8,725,000	9,713,404
Series K050, Class A2, 3.334%, 08/25/2025(4)	12,375,000	13,836,907
Series K734, Class A2, 3.208%, 02/25/2026	9,375,000	10,435,179
Series K062, Class A2, 3.413%, 12/25/2026	21,599,000	24,763,837
Series K065, Class A2, 3.243%, 04/25/2027	2,075,000	2,369,565
Series K068, Class A2, 3.244%, 08/25/2027	9,354,000	10,731,764
Series K071, Class A2, 3.286%, 11/25/2027	7,075,000	8,159,032
Series K073, Class A2, 3.350%, 01/25/2028	9,100,000	10,528,051
Series K083, Class A2, 4.050%, 09/25/2028(4)	9,525,000	11,552,594
Total U.S. Government Agency Issues
(Cost $156,471,761)		167,047,652	3.1%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
BANK,
Series 2017-BNK7, Class ASB, 3.265%, 09/17/2060	$1,300,000	$1,419,859
CD Mortgage Trust,
Series 2017-CD6, Class ASB, 3.332%, 11/15/2050	10,480,000	11,573,908
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,550,000	12,113,015
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	13,635,576	14,783,762
Series 2015-GC35, Class A4, 3.818%, 11/13/2048	8,795,000	9,950,957
COMM Mortgage Trust,
Series 2013-CR11, Class A4, 4.258%, 08/12/2050	13,025,000	14,218,839
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4, 2.694%, 04/17/2046	3,058,423	3,181,089
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class A5, 3.664%, 07/17/2045	3,373,000	3,590,825
Series 2014-C26, Class A4, 3.494%, 01/17/2048	14,480,202	15,920,122
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Class A4, 2.918%, 02/16/2046	12,980,000	13,485,080
Series 2014-C16, Class A4, 3.600%, 06/17/2047	13,175,000	14,020,329
Series 2015-C27, Class A4, 3.753%, 12/17/2047	28,920,000	32,406,775
Series 2016-C29, Class ASB, 3.140%, 05/17/2049	5,000,000	5,338,597
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/17/2047	13,129,347	13,753,044
Series 2015-P2, Class ASB, 3.656%, 12/17/2048	11,674,880	12,503,726
Series 2015-P2, Class A4, 3.809%, 12/17/2048	20,769,144	23,594,958
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,369,022	8,466,007
Series 2014-C24, Class ASB, 3.324%, 11/18/2047	7,820,797	8,187,375
Series 2013-C12, Class ASB, 2.838%, 03/17/2048	3,650,385	3,735,195
Total Non-U.S. Government Agency Issues
(Cost $213,182,037)		222,243,462	4.2%
Total Commercial Mortgage-Backed Securities
(Cost $369,653,798)		389,291,114	7.3%
Asset Backed Securities
Bank of The West Auto Trust,
Series 2019-1, Class A3, 2.430%, 04/15/2024(2)	8,100,000	8,253,941
Conseco Financial Corp.:
Series 1998-7, Class A1, 6.320%, 05/01/2029	364,618	368,362
Series 1998-3, Class A5, 6.220%, 03/01/2030	39,948	40,441
Series 1998-4, Class A5, 6.180%, 04/01/2030	25,572	26,057
Discover Card Execution Note Trust,
Series 2017-A4, Class A4, 2.530%, 10/15/2026	4,000,000	4,274,177
Ford Credit Auto Owner Trust,
Series 2019-1, Class A, 3.520%, 07/15/2030(2)	10,825,000	11,805,964

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hyundai Auto Lease Securitization Trust,
Series 2020-A, Class A3, 1.950%, 07/15/2023(2)	$15,050,000	$15,294,106
MMAF Equipment Finance LLC,
Series 2020-A, Class A3, 0.970%, 04/09/2027(2)	6,550,000	6,613,564
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	18,581	19,132
PFS Financing Corp.,
Series 2019-A, Class A2, 2.860%, 04/15/2024(2)	12,125,000	12,468,796
SoFi Consumer Loan Program LLC,
Series 2017-3, Class A, 2.770%, 05/26/2026 (2)	193,405	193,972
Towd Point Mortgage Trust,
Series 2020-MH1, Class A1, 2.250%, 02/25/2060(2)(4)	12,283,695	12,493,569
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%, 11/25/2031(2)	19,075,000	20,370,327
Total Asset Backed Securities
(Cost $89,059,688)		92,222,408	1.7%
Total Long-Term Investments
(Cost $5,007,250,403)		5,261,263,913	98.9%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.04%(5)	145,132,424	145,132,424
Total Short-Term Investment
(Cost $145,132,424)		145,132,424	2.7%
Total Investments
(Cost $5,152,382,827)		5,406,396,337	101.6%
Liabilities in Excess of Other Assets		(86,791,486)	(1.6)%
TOTAL NET ASSETS		$5,319,604,851	100.0%
Notes to Schedule of Investments
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2020, the value of these securities total $824,717,333, which represents 15.50% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments (cont.)
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.
(8)	Security or a portion of the security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,281,094,325	$—	$2,281,094,325
Other Government Related Securities	—	5,330,489	—	5,330,489
Corporate Bonds	—	2,306,224,797	—	2,306,224,797
Municipal Bonds	—	89,761,061	—	89,761,061
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	23,956,828	—	23,956,828
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	73,382,891	—	73,382,891
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	167,047,652	—	167,047,652
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	222,243,462	—	222,243,462
Asset Backed Securities	—	92,222,408	—	92,222,408
Total Long-Term Investments	—	5,261,263,913	—	5,261,263,913
Short-Term Investment
Money Market Mutual Fund	145,132,424	—	—	145,132,424
Total Short-Term Investment	145,132,424	—	—	145,132,424
Total Investments	$145,132,424	$5,261,263,913	$—	$5,406,396,337

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2020 (Unaudited)

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one year.

Treasury yields fell across the curve in 2020, with the benchmark 10-year Treasury down 100 bps to finish the year at 0.92%, after hitting an all-time [intra-day] record low of 0.31% on March 9. The curve steepened, with the spread between 2-year and 30-year Treasuries increasing from 82 bps to 153 bps during the year, as yields in shorter maturities saw the largest decline. Starting in late February, the coronavirus (COVID-19) affected every aspect of the economy, leading to the swiftest equity bear market in history, with an over 33% peak-to-trough drop in the S&P 500 in just over a month ending March 23, and fixed income markets hitting levels of distress not seen since the Global Financial Crisis (GFC) in 2008. However, unlike 2008, the massive, coordinated monetary and fiscal policy response resulted in a much swifter recovery. U.S. unemployment dropped to 6.7% by year end after peaking at 14.7% in April as businesses reopened, and the Pfizer and Moderna vaccines offered hope for a return to normal sometime in 2021. The S&P 500 ended the year up 16% at record highs and credit spreads tightened through year end, completely erasing the pandemic-related widening in many sectors. The COVID-19 pandemic and the massive government policy response to it essentially created a full market cycle for spreads in the span of a calendar year.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 112 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

•	Credit Positioning
•	Positive – Overweight to Investment Grade Credit (increased exposure post widening of the spread)
•	Positive – Active positioning within Investment Grade Credit

•	Positive – Underweight to the Other Government Sector in favor of Corporate Credit including Financials
•	Positive – Favoring credit shorter on the curve versus the benchmark
•	Positive – Security selection, including attractive new issue concessions
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning
•	Positive – Active positioning within MBS & ABS
•	Positive – Underweight to Agency Residential Mortgage-Backed Securities (RMBS)
•
Positive – Active positioning within Agency RMBS, including opportunistically increasing specified pool exposure in March, which outperformed more generic, faster-paying pools at record low mortgage rates

•	Positive – Overweight to Agency & Non-Agency Commercial Mortgage-Backed Securities (CMBS), Non-Agency RMBS & ABS
•	Positive – Within Non-Agency CMBS, investing in only the most senior classes which outperformed subordinated classes
•	Yield Curve Positioning – Positive overall
•	Positive – Overall portfolio positive convexity tilt versus the benchmark
•	Modest positive – Modest underweight to the long end of the yield curve as the yield curve steepened

We expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to the travel and hospitality service sectors. Yet, with the massive fiscal stimulus that is already in the pipeline, and likely more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely in 2021. Stronger growth may pressure inflation modestly higher, a goal of the Fed, translating into moderately higher intermediate and long-term rates. With short-term rates still anchored

Baird Aggregate Bond Fund
December 31, 2020 (Unaudited)

close to zero by the Fed, a steeper yield curve will enable investors to capture some added performance as bonds roll down the curve. We expect the roll-down return to be an important component of total return this year, as well as security selection, sector allocation, and the yield advantage the Fund enjoys above that of its benchmark. Strategic positioning across market sectors and along the yield curve (including the ability to thoughtfully reposition should spreads widen into volatility) will complement the always-important security selection process to help navigate through the current environment.

The Fund continues to maintain its underweight to Agency RMBS (providing a positive convexity tilt versus the benchmark for the overall portfolio) after increasing exposure at more attractive valuations in March. The Fund also continues to maintain its overweight to Agency CMBS, Non-Agency CMBS, Non-Agency RMBS and ABS at the top of the capital structure. The Fund only purchases investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$32,903,550,392

	SEC 30-Day
	Yield(3)
	Institutional Class	1.33%
	Investor Class	1.08%

	Average
	Effective
	Duration	6.22 years

	Average
	Effective
	Maturity	7.94 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	35%

	Number of
	Holdings	1,456

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/10, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/10, assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2020	Year	Years	Years	Inception(1)
Institutional Class Shares	8.63%	5.04%	4.68%	5.50%
Investor Class Shares	8.42%	4.80%	4.42%	5.25%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	7.51%	4.44%	3.84%	4.98%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.875%, 03/31/2022	$1,091,700,000	$1,115,580,937
2.125%, 12/31/2022	473,525,000	492,373,516
2.500%, 05/15/2024	567,485,000	611,509,419
2.250%, 11/15/2025	509,800,000	556,717,531
2.000%, 11/15/2026	533,750,000	580,932,667
2.250%, 11/15/2027	616,775,000	684,861,175
1.625%, 08/15/2029	167,350,000	179,025,277
2.875%, 05/15/2043	1,379,195,000	1,743,604,179
2.500%, 02/15/2045	929,375,000	1,108,315,989
2.875%, 05/15/2049	348,625,000	450,107,559
Total U.S. Treasury Securities
(Cost $7,253,736,457)		7,523,028,249	22.9%
Other Government Related Securities
Comision Federal de Electricidad,
4.875%, 01/15/2024(1)(2)	3,423,000	3,791,007
Corp Andina de Fomento,
4.375%, 06/15/2022(1)	6,107,000	6,424,625
Petroleos Mexicanos:
4.500%, 01/23/2026(1)	1,953,000	1,946,145
5.950%, 01/28/2031(1)	558,000	556,605
6.350%, 02/12/2048(1)	8,500,000	7,705,250
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024(1)(2)	1,500,000	1,645,426
Sinopec Group Overseas Development [2015] Ltd.,
3.250%, 04/28/2025(1)(2)	7,500,000	8,042,700
Sinopec Group Overseas Development [2017] Ltd.,
3.000%, 04/12/2022(1)(2)	15,000,000	15,376,909
Total Other Government Related Securities
(Cost $44,369,297)		45,488,667	0.1%
Corporate Bonds
Industrials
A.P. Meoller – Maersk A/S,
3.750%, 09/22/2024(1)(2)	22,000,000	23,822,529
Abbott Laboratories,
4.900%, 11/30/2046	4,700,000	6,967,769
AbbVie, Inc.:
5.000%, 12/15/2021	24,000,000	24,776,609
3.250%, 10/01/2022	17,863,000	18,605,168
3.850%, 06/15/2024	12,067,000	13,289,943
3.800%, 03/15/2025	16,425,000	18,316,806
2.950%, 11/21/2026	9,625,000	10,643,798
4.550%, 03/15/2035	12,000,000	15,171,683
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
AbbVie, Inc.: (cont.)
4.500%, 05/14/2035	$9,000,000	$11,304,670
4.300%, 05/14/2036	6,000,000	7,383,457
4.050%, 11/21/2039	12,700,000	15,369,853
Adventist Health System:
2.952%, 03/01/2029	19,250,000	20,877,546
3.630%, 03/01/2049	9,000,000	9,994,407
Agilent Technologies, Inc.,
2.100%, 06/04/2030	14,000,000	14,490,973
Air Products and Chemicals, Inc.,
2.700%, 05/15/2040	10,425,000	11,235,393
Alcon Finance Corp.:
2.750%, 09/23/2026(2)	14,770,000	16,165,362
3.800%, 09/23/2049(2)	7,000,000	8,258,229
Allegion PLC,
3.500%, 10/01/2029(1)	21,494,000	23,852,940
Allegion US Holding Co., Inc.:
3.200%, 10/01/2024	7,000,000	7,476,419
3.550%, 10/01/2027	11,975,000	13,096,615
Amgen, Inc.:
3.150%, 02/21/2040	13,350,000	14,695,811
4.400%, 05/01/2045	12,300,000	15,786,636
Analog Devices, Inc.,
3.125%, 12/05/2023	10,000,000	10,759,446
Anglo American Capital PLC:
5.375%, 04/01/2025(1)(2)	19,876,000	23,228,356
4.875%, 05/14/2025(1)(2)	13,831,000	15,999,104
4.750%, 04/10/2027(1)(2)	10,000,000	11,796,456
4.000%, 09/11/2027(1)(2)	2,570,000	2,951,131
2.625%, 09/10/2030(1)(2)	25,000,000	26,142,211
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029	4,075,000	5,032,200
4.375%, 04/15/2038	7,000,000	8,667,384
5.450%, 01/23/2039	20,000,000	27,170,878
4.900%, 02/01/2046	45,553,000	59,229,404
AP Moller – Maersk A/S:
3.875%, 09/28/2025(1)(2)	8,900,000	9,929,960
4.500%, 06/20/2029(1)(2)	8,000,000	9,356,764
Apple, Inc.:
2.400%, 05/03/2023	2,678,000	2,809,125
2.650%, 05/11/2050	10,000,000	10,613,461
ArcelorMittal:
3.600%, 07/16/2024(1)	10,000,000	10,791,481
4.550%, 03/11/2026(1)	13,000,000	14,606,096
4.250%, 07/16/2029(1)	15,000,000	16,614,138

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Archer-Daniels-Midland Co.,
3.250%, 03/27/2030	$7,000,000	$8,095,435
AT&T, Inc.:
2.550%, 12/01/2033(2)	22,965,000	23,542,297
5.250%, 03/01/2037	10,000,000	13,014,574
4.900%, 08/15/2037	10,000,000	12,540,003
6.375%, 03/01/2041	11,764,000	17,269,968
3.100%, 02/01/2043	5,825,000	5,912,190
3.550%, 09/15/2055(2)	55,110,000	54,922,916
3.800%, 12/01/2057(2)	9,423,000	9,846,440
3.650%, 09/15/2059(2)	49,359,000	49,839,677
BAE Systems PLC,
1.900%, 02/15/2031(1)(2)	18,500,000	18,702,640
Bayer US Finance II LLC:
5.500%, 08/15/2025(2)	14,400,000	16,918,058
4.250%, 12/15/2025(2)	14,440,000	16,506,082
Becton Dickinson and Co.:
3.363%, 06/06/2024	6,300,000	6,848,570
3.734%, 12/15/2024	4,000,000	4,434,744
2.823%, 05/20/2030	15,000,000	16,486,424
4.875%, 05/15/2044	10,815,000	13,357,877
Bell Canada, Inc.:
4.464%, 04/01/2048(1)	1,225,000	1,635,581
4.300%, 07/29/2049(1)	4,123,000	5,399,281
Biogen, Inc.,
3.150%, 05/01/2050	20,000,000	20,738,577
Boardwalk Pipelines LP:
4.950%, 12/15/2024	27,631,000	30,838,414
5.950%, 06/01/2026	28,506,000	33,714,706
4.450%, 07/15/2027	13,777,000	15,421,098
4.800%, 05/03/2029	16,918,000	19,386,155
3.400%, 02/15/2031	5,825,000	6,077,991
Boeing Co.:
5.040%, 05/01/2027	5,140,000	6,009,029
5.150%, 05/01/2030	14,000,000	16,943,521
3.625%, 02/01/2031	10,000,000	10,943,810
Bon Secours Mercy Health, Inc.:
3.464%, 06/01/2030	8,000,000	9,086,772
3.205%, 06/01/2050	10,800,000	11,533,490
Boral Finance Pty Ltd.,
3.000%, 11/01/2022(1)(2)	6,000,000	6,131,659
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	27,301,000	32,101,292
Bristol-Myers Squibb Co.:
3.550%, 08/15/2022	6,450,000	6,795,397

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bristol-Myers Squibb Co.: (cont.)
3.250%, 02/20/2023	$6,175,000	$6,496,043
4.000%, 08/15/2023	2,477,000	2,710,691
4.125%, 06/15/2039	9,150,000	11,658,535
Broadcom, Inc.:
3.625%, 10/15/2024	19,075,000	20,957,159
3.125%, 01/15/2025	12,000,000	12,957,397
3.150%, 11/15/2025	23,600,000	25,770,060
4.250%, 04/15/2026	58,100,000	66,538,245
4.750%, 04/15/2029	20,000,000	23,854,438
Broadridge Financial Solutions, Inc.,
2.900%, 12/01/2029	11,300,000	12,377,791
Bunge Limited Finance Corp.:
3.000%, 09/25/2022	15,000,000	15,572,715
1.630%, 08/17/2025	10,000,000	10,335,140
3.250%, 08/15/2026	11,550,000	12,837,403
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,000,000	3,918,262
Cameron LNG LLC,
3.302%, 01/15/2035(2)	20,000,000	22,569,153
Campbell Soup Co.,
3.950%, 03/15/2025	10,325,000	11,636,784
Canadian Natural Resources Ltd.,
6.500%, 02/15/2037(1)	982,000	1,292,363
Carlisle Companies, Inc.:
3.500%, 12/01/2024	5,000,000	5,480,766
2.750%, 03/01/2030	16,000,000	17,139,567
Carrier Global Corp.:
2.242%, 02/15/2025	8,125,000	8,597,573
2.493%, 02/15/2027	25,975,000	28,028,029
2.722%, 02/15/2030	6,861,000	7,337,244
2.700%, 02/15/2031	18,500,000	19,876,804
CCL Industries, Inc.,
3.050%, 06/01/2030(1)(2)	20,000,000	21,810,845
Celanese US Holdings LLC,
3.500%, 05/08/2024	10,640,000	11,522,246
Celulosa Arauco y Constitucion SA,
3.875%, 11/02/2027(1)	12,000,000	13,230,000
CF Industries, Inc.:
3.450%, 06/01/2023	21,000,000	21,892,500
5.150%, 03/15/2034	3,000,000	3,686,415
Charter Communications Operating LLC:
4.464%, 07/23/2022	13,773,000	14,520,095
4.908%, 07/23/2025	54,750,000	63,589,276
3.750%, 02/15/2028	5,000,000	5,606,159

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Charter Communications Operating LLC: (cont.)
5.050%, 03/30/2029	$33,420,000	$40,634,161
2.300%, 02/01/2032	10,525,000	10,537,222
6.384%, 10/23/2035	22,906,000	31,382,298
Cheniere Corpus Christi Holdings LLC:
7.000%, 06/30/2024	4,000,000	4,671,098
5.875%, 03/31/2025	5,646,000	6,570,686
5.125%, 06/30/2027	18,219,000	21,552,677
Cigna Corp.:
3.900%, 02/15/2022	10,000,000	10,388,878
3.050%, 11/30/2022	10,000,000	10,473,649
3.000%, 07/15/2023	5,512,000	5,837,108
3.500%, 06/15/2024	9,000,000	9,833,491
4.125%, 11/15/2025	3,190,000	3,674,950
4.500%, 02/25/2026	9,810,000	11,500,852
2.400%, 03/15/2030	15,000,000	15,993,318
4.800%, 08/15/2038	5,000,000	6,514,195
CK Hutchison International Ltd.,
2.875%, 04/05/2022(1)(2)	8,000,000	8,203,204
CNH Industrial Capital LLC:
1.950%, 07/02/2023	22,275,000	22,930,904
4.200%, 01/15/2024	2,450,000	2,687,473
1.875%, 01/15/2026	20,000,000	20,944,927
CNH Industrial NV,
3.850%, 11/15/2027(1)	23,656,000	26,650,492
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025	6,199,000	7,129,071
5.800%, 06/01/2045	10,776,000	14,721,223
Comcast Corp.:
3.300%, 04/01/2027	9,125,000	10,375,988
3.200%, 07/15/2036	6,000,000	6,816,414
3.969%, 11/01/2047	8,622,000	10,811,302
4.950%, 10/15/2058	10,000,000	15,182,613
CommonSpirit Health,
3.347%, 10/01/2029	17,635,000	19,364,475
Conagra Brands, Inc.:
9.750%, 03/01/2021	4,548,000	4,606,043
7.125%, 10/01/2026	6,441,000	8,257,362
7.000%, 10/01/2028	4,300,000	5,797,509
5.300%, 11/01/2038	5,000,000	6,684,508
Corning, Inc.,
4.375%, 11/15/2057	9,000,000	11,254,909
Costco Wholesale Corp.:
1.375%, 06/20/2027	8,600,000	8,860,492
1.600%, 04/20/2030	15,000,000	15,370,459

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cox Communications, Inc.:
3.850%, 02/01/2025(2)	$4,725,000	$5,269,380
3.350%, 09/15/2026(2)	4,450,000	5,000,170
4.800%, 02/01/2035(2)	14,000,000	17,705,215
8.375%, 03/01/2039(2)	19,011,000	32,746,122
CSX Corp.,
4.650%, 03/01/2068	9,000,000	12,619,432
CVS Health Corp.:
3.625%, 04/01/2027	3,000,000	3,413,926
3.250%, 08/15/2029	8,000,000	9,009,876
4.780%, 03/25/2038	40,059,000	50,753,978
2.700%, 08/21/2040	5,000,000	5,058,270
5.125%, 07/20/2045	22,500,000	30,293,131
5.050%, 03/25/2048	28,300,000	38,354,380
Daimler Finance North America LLC:
3.400%, 02/22/2022(2)	6,550,000	6,764,746
2.550%, 08/15/2022(2)	30,000,000	31,019,236
1.750%, 03/10/2023(2)	20,000,000	20,533,470
Danone SA,
2.589%, 11/02/2023(1)(2)	19,600,000	20,624,181
Dell Technologies, Inc.,
6.100%, 07/15/2027(2)	5,580,000	6,935,956
Dentsply Sirona,
3.250%, 06/01/2030	25,000,000	27,843,280
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030(1)	8,661,000	13,703,214
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
5.450%, 06/15/2023(2)	15,043,000	16,637,868
6.020%, 06/15/2026(2)	67,171,000	81,944,942
Dollar General Corp.,
3.500%, 04/03/2030	7,000,000	8,035,807
DuPont de Nemours, Inc.:
4.493%, 11/15/2025	10,000,000	11,673,500
5.319%, 11/15/2038	29,000,000	39,277,799
DXC Technology Co.:
4.250%, 04/15/2024	54,525,000	59,492,048
4.125%, 04/15/2025	12,041,000	13,310,661
4.750%, 04/15/2027	36,917,000	42,263,342
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023	4,000,000	4,203,122
EI du Pont de Nemours and Co.,
2.300%, 07/15/2030	7,450,000	7,924,622
Elanco Animal Health, Inc.,
5.272%, 08/28/2023	10,000,000	10,925,000

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Element Fleet Management Corp.,
3.850%, 06/15/2025(1)(2)	$18,492,000	$19,709,935
Emerson Electric Co.,
2.750%, 10/15/2050	16,158,000	17,017,259
Enable Midstream Partners LP,
3.900%, 05/15/2024	5,000,000	5,112,778
Enbridge Energy Partners LP:
7.500%, 04/15/2038	4,500,000	6,386,666
7.375%, 10/15/2045	20,000,000	30,519,670
Encana Corp.,
3.900%, 11/15/2021	20,000,000	20,251,417
Energy Transfer Operating LP:
5.500%, 06/01/2027	5,468,000	6,435,827
4.900%, 03/15/2035	4,550,000	5,009,378
5.800%, 06/15/2038	7,797,000	8,957,211
6.050%, 06/01/2041	1,968,000	2,304,832
5.950%, 10/01/2043	3,550,000	4,021,284
6.125%, 12/15/2045	5,797,000	6,847,979
6.000%, 06/15/2048	10,000,000	11,783,323
6.250%, 04/15/2049	3,850,000	4,656,799
Energy Transfer Partners LP:
4.050%, 03/15/2025	21,190,000	23,245,502
6.500%, 02/01/2042	5,621,000	6,857,540
Eni SpA,
4.250%, 05/09/2029(1)(2)	18,250,000	21,619,255
Enterprise Products Operating LLC:
3.700%, 02/15/2026	8,350,000	9,458,121
5.750%, 03/01/2035	4,930,000	6,216,585
3.200%, 02/15/2052	30,725,000	31,239,602
EQT Midstream Partners LP:
4.750%, 07/15/2023	10,405,000	10,940,649
4.000%, 08/01/2024	3,000,000	3,090,660
4.125%, 12/01/2026	10,000,000	10,075,000
Equinix, Inc.,
2.150%, 07/15/2030	9,675,000	9,840,928
ERAC USA Finance LLC,
3.300%, 12/01/2026(2)	20,225,000	22,521,919
Exxon Mobil Corp.:
1.571%, 04/15/2023	3,500,000	3,599,395
2.992%, 03/19/2025	33,700,000	36,884,800
3.294%, 03/19/2027	10,000,000	11,396,350
3.482%, 03/19/2030	11,125,000	12,938,206
2.610%, 10/15/2030	14,500,000	15,838,095
FedEx Corp.,
4.950%, 10/17/2048	15,000,000	20,479,064

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ferguson Finance PLC:
4.500%, 10/24/2028 (Callable 07/24/2028)(1)(2)	$34,125,000	$40,897,862
3.250%, 06/02/2030(1)(2)	28,100,000	31,334,554
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	12,188,000	12,934,513
3.875%, 06/05/2024	582,000	640,519
4.500%, 08/15/2046	17,040,000	21,784,233
Fiserv, Inc.:
3.500%, 10/01/2022	5,410,000	5,660,216
3.200%, 07/01/2026	11,650,000	13,050,098
4.200%, 10/01/2028	5,000,000	5,961,485
2.650%, 06/01/2030	28,900,000	31,267,448
4.400%, 07/01/2049	3,500,000	4,688,180
Flex Ltd.:
3.750%, 02/01/2026(1)	15,000,000	16,778,384
4.875%, 06/15/2029(1)	14,600,000	17,245,450
FLIR Systems, Inc.,
2.500%, 08/01/2030	7,000,000	7,347,299
Florida Gas Transmission Co. LLC,
2.550%, 07/01/2030(2)	18,500,000	19,498,918
FMC Corp.:
4.100%, 02/01/2024	46,920,000	51,072,743
3.200%, 10/01/2026	5,000,000	5,568,585
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023(1)	5,000,000	5,225,000
4.375%, 05/10/2043(1)	1,874,000	2,363,039
3.500%, 01/16/2050(1)	26,734,000	29,749,454
Ford Motor Credit Co. LLC:
3.200%, 01/15/2021	25,000,000	25,012,500
3.336%, 03/18/2021	7,500,000	7,518,750
3.339%, 03/28/2022	5,000,000	5,050,000
2.979%, 08/03/2022	34,690,000	35,269,323
3.087%, 01/09/2023	5,900,000	6,002,925
4.140%, 02/15/2023	10,000,000	10,300,000
5.584%, 03/18/2024	9,350,000	10,085,378
3.664%, 09/08/2024	5,565,000	5,711,081
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029	15,000,000	16,621,793
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024(2)	14,530,000	16,268,287
Fresenius Medical Care US Finance III, Inc.:
3.750%, 06/15/2029(2)	24,200,000	27,134,114
2.375%, 02/16/2031(2)	25,000,000	25,408,813
General Dynamics Corp.:
3.250%, 04/01/2025	4,000,000	4,416,743
3.500%, 04/01/2027	10,500,000	12,079,157

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
General Electric Co.:
3.450%, 05/01/2027	$4,000,000	$4,524,182
3.625%, 05/01/2030	10,000,000	11,428,870
6.150%, 08/07/2037	13,124,000	18,092,172
6.875%, 01/10/2039	5,000,000	7,360,411
General Motors Co.,
6.125%, 10/01/2025	16,854,000	20,443,375
General Motors Financial Co., Inc.:
4.200%, 03/01/2021	30,000,000	30,073,769
4.375%, 09/25/2021	2,675,000	2,747,232
3.450%, 01/14/2022	5,000,000	5,133,772
3.150%, 06/30/2022	6,000,000	6,211,966
1.700%, 08/18/2023	25,000,000	25,643,835
5.100%, 01/17/2024	33,000,000	36,928,586
2.900%, 02/26/2025	13,000,000	13,882,979
Genpact Luxembourg Sarl,
3.375%, 12/01/2024(1)	49,575,000	53,977,207
Gilead Sciences, Inc.,
4.600%, 09/01/2035	4,600,000	5,942,019
Glencore Finance (Canada) Ltd.,
5.550%, 10/25/2042(1)(2)	5,000,000	6,131,900
Glencore Funding LLC:
4.125%, 05/30/2023(2)	13,691,000	14,806,132
4.625%, 04/29/2024(2)	35,620,000	39,779,762
4.000%, 04/16/2025(2)	4,450,000	4,979,455
4.000%, 03/27/2027(2)	25,550,000	28,901,710
3.875%, 10/27/2027(2)	2,000,000	2,253,800
4.875%, 03/12/2029(2)	11,000,000	13,119,249
2.500%, 09/01/2030(2)	30,000,000	30,595,402
Global Payments, Inc.:
4.000%, 06/01/2023	19,700,000	21,305,107
4.800%, 04/01/2026	13,830,000	16,412,353
2.900%, 05/15/2030	14,467,000	15,752,726
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	17,505,000	18,191,021
3.875%, 06/27/2024(1)(2)	18,220,000	19,936,689
4.875%, 06/27/2044(1)(2)	7,400,000	9,274,743
4.700%, 11/10/2047(1)(2)	25,000,000	31,047,000
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,633,000	3,740,388
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025(2)	5,000,000	5,691,470
Halliburton Co.,
3.800%, 11/15/2025	551,000	617,959

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
HCA, Inc.:
5.250%, 04/15/2025	$30,686,000	$35,831,481
4.500%, 02/15/2027	15,000,000	17,448,028
Hewlett Packard Enterprise Co.,
4.400%, 10/15/2022	15,150,000	16,092,049
HP, Inc.:
2.200%, 06/17/2025	15,000,000	15,881,084
3.000%, 06/17/2027	35,000,000	38,619,258
Hubbell, Inc.,
3.150%, 08/15/2027	11,700,000	12,434,879
Husky Energy, Inc.,
4.400%, 04/15/2029(1)	20,000,000	22,252,760
Hutchison Whampoa International Ltd.,
3.625%, 10/31/2024(1)(2)	7,850,000	8,594,887
Hyundai Capital America:
3.000%, 03/18/2021(2)	15,000,000	15,067,177
3.750%, 07/08/2021(2)	12,950,000	13,139,186
3.950%, 02/01/2022(2)	17,222,000	17,793,060
3.100%, 04/05/2022(2)	21,255,000	21,853,786
3.000%, 06/20/2022(2)	6,222,000	6,418,054
1.250%, 09/18/2023(2)	14,000,000	14,165,932
3.400%, 06/20/2024(2)	19,025,000	20,284,454
5.875%, 04/07/2025(2)	3,000,000	3,549,220
Infor, Inc.,
1.750%, 07/15/2025(2)	17,375,000	18,048,101
Ingersoll-Rand Luxembourg Finance SA,
4.500%, 03/21/2049(1)	10,000,000	13,036,391
Ingredion, Inc.,
2.900%, 06/01/2030	26,775,000	29,489,016
International Business Machines Corp.,
4.150%, 05/15/2039	11,325,000	14,338,549
JAB Holdings BV,
2.200%, 11/23/2030(1)(2)	18,925,000	19,026,659
JM Smucker Co.:
3.500%, 03/15/2025	5,000,000	5,572,911
2.375%, 03/15/2030	9,125,000	9,658,895
Johnson Controls International PLC:
6.000%, 01/15/2036(1)	892,000	1,264,804
4.500%, 02/15/2047(1)	4,400,000	5,783,226
4.950%, 07/02/2064(1)(7)	1,713,000	2,351,567
Kansas City Southern:
4.700%, 05/01/2048	10,075,000	12,683,716
3.500%, 05/01/2050	12,000,000	13,341,650
Kellogg Co.,
2.100%, 06/01/2030	20,000,000	21,008,357

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Keysight Technologies, Inc.,
4.600%, 04/06/2027	$36,562,000	$43,578,051
Kinder Morgan Energy Partners LP:
4.300%, 05/01/2024	10,000,000	11,072,343
7.300%, 08/15/2033	8,103,000	11,357,680
5.800%, 03/15/2035	2,150,000	2,700,008
6.950%, 01/15/2038	14,008,000	19,167,281
6.500%, 09/01/2039	5,359,000	6,991,006
7.500%, 11/15/2040	7,917,000	11,364,438
Kinder Morgan, Inc.:
5.000%, 02/15/2021(2)	4,155,000	4,167,262
5.625%, 11/15/2023(2)	5,017,000	5,659,986
8.050%, 10/15/2030	3,670,000	5,103,086
7.800%, 08/01/2031	16,745,000	23,913,169
7.750%, 01/15/2032	36,569,000	52,867,456
Kraft Heinz Foods Co.:
4.000%, 06/15/2023	7,000,000	7,443,657
3.000%, 06/01/2026	10,000,000	10,442,717
5.000%, 07/15/2035	14,740,000	17,868,453
L3Harris Technologies, Inc.,
3.832%, 04/27/2025	5,000,000	5,612,018
Laboratory Corp. of America Holdings,
3.200%, 02/01/2022	2,400,000	2,471,434
Lafarge SA,
7.125%, 07/15/2036(1)	893,000	1,301,759
Leidos, Inc.:
3.625%, 05/15/2025(2)	12,925,000	14,451,313
4.375%, 05/15/2030(2)	11,500,000	13,770,675
2.300%, 02/15/2031(2)	8,175,000	8,323,777
Lennar Corp.,
4.125%, 01/15/2022	496,000	507,780
Lennox International, Inc.,
3.000%, 11/15/2023	5,930,000	6,250,220
Lockheed Martin Corp.,
3.100%, 01/15/2023	5,000,000	5,254,539
LYB International Finance III LLC,
2.250%, 10/01/2030	5,925,000	6,095,607
Magellan Midstream Partners LP:
3.200%, 03/15/2025	5,000,000	5,391,528
3.950%, 03/01/2050	5,100,000	5,747,655
Marathon Petroleum Corp.:
3.625%, 09/15/2024	1,600,000	1,746,063
4.750%, 09/15/2044	1,500,000	1,723,073
Marshfield Clinic Health System, Inc.,
2.703%, 02/15/2030	23,125,000	24,236,476

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030	$6,200,000	$6,605,883
6.250%, 05/01/2037	893,000	1,143,754
Masco Corp.,
4.450%, 04/01/2025	5,000,000	5,740,278
McDonald’s Corp.:
3.300%, 07/01/2025	3,000,000	3,340,701
3.500%, 07/01/2027	6,000,000	6,882,801
Microchip Technology, Inc.:
3.922%, 06/01/2021	19,981,000	20,264,715
4.333%, 06/01/2023	16,455,000	17,812,755
0.972%, 02/15/2024(2)	10,000,000	10,024,478
Microsoft Corp.:
3.950%, 08/08/2056	9,903,000	13,599,515
2.675%, 06/01/2060	2,097,000	2,272,523
Midwest Connector Capital Co. LLC,
4.625%, 04/01/2029(2)	11,300,000	11,845,287
Molex Electronic Technologies LLC,
3.900%, 04/15/2025(2)	9,365,000	9,689,621
Molson Coors Beverage Co.,
3.000%, 07/15/2026	9,889,000	10,780,710
Mosaic Co.:
4.250%, 11/15/2023	36,878,000	40,250,856
5.450%, 11/15/2033	2,000,000	2,486,515
4.875%, 11/15/2041	5,000,000	5,779,131
MPLX LP:
4.500%, 07/15/2023	18,255,000	19,882,974
5.250%, 01/15/2025	9,276,000	9,519,492
4.000%, 02/15/2025	6,000,000	6,705,297
4.875%, 06/01/2025	18,665,000	21,559,370
1.750%, 03/01/2026	17,125,000	17,722,754
4.125%, 03/01/2027	11,700,000	13,494,020
2.650%, 08/15/2030	22,125,000	23,187,277
4.500%, 04/15/2038	5,725,000	6,548,339
Mylan NV:
3.150%, 06/15/2021(1)	5,000,000	5,048,333
3.950%, 06/15/2026(1)	32,400,000	37,069,833
Mylan, Inc.:
3.125%, 01/15/2023(2)	5,000,000	5,248,262
4.550%, 04/15/2028	16,705,000	19,858,940
Newell Brands, Inc.,
3.850%, 04/01/2023	15,000,000	15,733,350
NIKE, Inc.,
2.850%, 03/27/2030	7,000,000	7,930,080

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Norfolk Southern Corp.,
3.050%, 05/15/2050	$15,000,000	$16,342,335
Nutrien Ltd.:
3.375%, 03/15/2025(1)	5,125,000	5,634,064
4.200%, 04/01/2029(1)	7,000,000	8,370,046
nVent Finance Sarl,
4.550%, 04/15/2028(1)	26,190,000	28,446,355
Occidental Petroleum Corp.:
3.200%, 08/15/2026	11,000,000	10,285,000
7.500%, 05/01/2031	7,170,000	8,079,228
7.875%, 09/15/2031	6,320,000	7,046,800
ONEOK, Inc.:
7.500%, 09/01/2023	5,000,000	5,787,483
2.750%, 09/01/2024	1,200,000	1,266,166
Oracle Corp.,
2.800%, 04/01/2027	41,225,000	45,466,147
Orange SA,
9.000%, 03/01/2031(1)	29,044,000	47,774,810
Otis Worldwide Corp.,
3.362%, 02/15/2050	3,025,000	3,499,319
Pactiv LLC,
7.950%, 12/15/2025	286,000	327,470
PeaceHealth Obligated Group,
3.218%, 11/15/2050	7,200,000	7,818,362
Penske Truck Leasing Co.,
2.700%, 11/01/2024(2)	5,275,000	5,651,236
PepsiCo, Inc.,
2.750%, 03/19/2030	10,675,000	11,952,638
PerkinElmer, Inc.,
3.300%, 09/15/2029	24,200,000	27,285,775
Pernod Ricard SA,
4.250%, 07/15/2022(1)(2)	20,527,000	21,672,278
Perrigo Finance Unlimited Co.,
4.375%, 03/15/2026(1)	4,875,000	5,517,074
Phillips 66:
2.150%, 12/15/2030	12,000,000	12,182,053
5.875%, 05/01/2042	6,000,000	8,342,146
4.875%, 11/15/2044	21,130,000	26,650,355
Phillips 66 Partners LP:
3.605%, 02/15/2025	3,000,000	3,242,249
3.550%, 10/01/2026	7,000,000	7,669,398
3.150%, 12/15/2029	12,000,000	12,484,088
Plains All American Pipeline LP / PAA Finance Corp.,
3.550%, 12/15/2029	10,000,000	10,465,039

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Quanta Services, Inc.,
2.900%, 10/01/2030	$8,275,000	$8,872,095
Raytheon Technologies Corp.:
3.500%, 03/15/2027	9,578,000	10,931,926
7.500%, 09/15/2029	8,000,000	11,612,120
2.250%, 07/01/2030	12,375,000	13,144,657
4.350%, 04/15/2047	9,175,000	12,049,716
3.125%, 07/01/2050	6,000,000	6,616,151
Regency Energy Partners LP /
Regency Energy Finance Corp.,
5.875%, 03/01/2022	8,955,000	9,362,688
Reliance Steel & Aluminum Co.,
2.150%, 08/15/2030	10,000,000	10,274,250
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035(1)	446,000	651,497
Rogers Communications, Inc.,
5.450%, 10/01/2043(1)	16,560,000	23,362,322
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	17,500,000	20,410,636
5.875%, 06/30/2026	60,000,000	72,546,140
Samarco Mineracao SA,
5.750%, 10/24/2023(1)(2)(9)	4,463,000	3,202,203
Seagate HDD Cayman,
4.750%, 06/01/2023(1)	7,500,000	8,101,125
Shell International Finance BV:
2.375%, 04/06/2025(1)	8,875,000	9,518,440
3.250%, 05/11/2025(1)	5,725,000	6,345,756
2.750%, 04/06/2030(1)	8,750,000	9,680,421
4.125%, 05/11/2035(1)	10,000,000	12,510,551
Sherwin-Williams Co.,
4.500%, 06/01/2047	4,000,000	5,350,501
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023(1)	26,223,000	27,807,628
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	1,339,000	1,755,031
Smith & Nephew PLC,
2.032%, 10/14/2030(1)	14,575,000	14,847,818
Smithfield Foods, Inc.:
2.650%, 10/03/2021(2)	6,000,000	6,053,034
3.350%, 02/01/2022(2)	30,802,000	31,225,397
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	10,000,000	10,490,100
Solvay Finance America LLC,
4.450%, 12/03/2025(2)	61,307,000	70,094,586

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Spectra Energy Partners LP,
4.500%, 03/15/2045	$7,000,000	$8,179,968
Steel Dynamics, Inc.:
2.400%, 06/15/2025	5,000,000	5,314,346
3.250%, 01/15/2031	7,000,000	7,827,717
Sunoco Logistics Partners Operations LP:
3.900%, 07/15/2026	12,000,000	13,149,207
5.400%, 10/01/2047	7,425,000	8,296,209
Suntory Holdings Ltd.:
2.550%, 06/28/2022(1)(2)	16,500,000	16,954,318
2.250%, 10/16/2024(1)(2)	8,500,000	8,892,569
Sysco Corp.:
5.650%, 04/01/2025	10,165,000	12,086,200
3.300%, 07/15/2026	11,550,000	12,846,436
Takeda Pharmaceutical Co. Ltd.,
3.175%, 07/09/2050(1)	25,000,000	26,656,841
TC PipeLines LP:
4.375%, 03/13/2025	31,115,000	35,093,135
3.900%, 05/25/2027	30,327,000	34,109,835
Telecom Italia Capital SA,
7.200%, 07/18/2036(1)	5,475,000	7,386,706
Telefonica Emisiones SA:
5.462%, 02/16/2021(1)	8,830,000	8,879,456
4.665%, 03/06/2038(1)	4,000,000	4,801,920
5.213%, 03/08/2047(1)	7,225,000	9,261,082
4.895%, 03/06/2048(1)	12,550,000	15,745,116
5.520%, 03/01/2049(1)	10,375,000	13,999,919
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023(1)	25,000,000	24,752,500
3.150%, 10/01/2026(1)	15,000,000	14,418,900
Textron, Inc.,
3.000%, 06/01/2030	19,675,000	21,208,652
Thermo Fisher Scientific, Inc.,
3.000%, 04/15/2023	7,975,000	8,416,713
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	1,225,840
6.750%, 06/15/2039	2,767,000	3,938,013
Timken Co.:
3.875%, 09/01/2024	11,255,000	12,095,014
4.500%, 12/15/2028	6,550,000	7,335,405
TransCanada PipeLines Ltd.,
7.625%, 01/15/2039(1)	11,800,000	18,400,620
Transcontinental Gas Pipe Line Co. LLC:
7.250%, 12/01/2026	3,500,000	4,515,701
4.600%, 03/15/2048	5,150,000	6,252,478
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
TTX Co.:
3.600%, 01/15/2025(2)	$5,000,000	$5,566,357
3.900%, 02/01/2045(2)	10,250,000	12,105,474
4.600%, 02/01/2049(2)	8,325,000	11,062,399
Tyson Foods, Inc.,
5.100%, 09/23/2048	10,000,000	14,396,279
Upjohn, Inc.:
3.850%, 06/22/2040(2)	13,083,000	14,766,411
4.000%, 06/22/2050(2)	20,600,000	23,601,172
UPMC,
3.600%, 04/03/2025	45,000,000	49,976,633
Valaris PLC,
5.200%, 03/15/2025(1)(9)	4,000,000	170,000
Vale Overseas Ltd.:
6.250%, 08/10/2026(1)	32,481,000	40,276,440
3.750%, 07/08/2030(1)	13,926,000	15,492,814
8.250%, 01/17/2034(1)	8,526,000	13,100,199
6.875%, 11/21/2036(1)	3,483,000	5,104,789
6.875%, 11/10/2039(1)	16,643,000	24,777,433
Valero Energy Corp.:
2.850%, 04/15/2025	15,000,000	15,975,623
2.150%, 09/15/2027	14,150,000	14,457,961
4.000%, 04/01/2029	15,475,000	17,409,539
6.625%, 06/15/2037	2,100,000	2,793,393
Valero Energy Partners LP,
4.375%, 12/15/2026	10,000,000	11,575,566
Verisk Analytics, Inc.,
5.800%, 05/01/2021	8,325,000	8,467,324
Verizon Communications, Inc.:
3.000%, 03/22/2027	5,000,000	5,547,222
4.329%, 09/21/2028	3,077,000	3,705,415
4.500%, 08/10/2033	16,325,000	20,599,049
4.272%, 01/15/2036	8,148,000	10,105,805
5.250%, 03/16/2037	28,793,000	39,019,986
4.812%, 03/15/2039	36,839,000	48,060,843
2.650%, 11/20/2040	10,000,000	10,097,658
4.862%, 08/21/2046	2,500,000	3,378,592
Vodafone Group PLC:
7.875%, 02/15/2030(1)	3,100,000	4,599,000
5.000%, 05/30/2038(1)	6,800,000	8,897,404
4.375%, 02/19/2043(1)	15,554,000	19,317,362
5.250%, 05/30/2048(1)	16,830,000	23,443,332
Volkswagen Group of America Finance LLC:
4.000%, 11/12/2021(2)	8,845,000	9,115,015
4.250%, 11/13/2023(2)	17,350,000	19,081,892

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Volkswagen Group of America Finance LLC: (cont.)
2.850%, 09/26/2024(2)	$14,000,000	$14,951,902
3.350%, 05/13/2025(2)	10,000,000	10,993,550
1.250%, 11/24/2025(2)	30,000,000	30,297,396
Vulcan Materials Co.,
4.700%, 03/01/2048	3,446,000	4,452,089
Wabtec Corp.:
4.375%, 08/15/2023	2,678,000	2,826,220
4.400%, 03/15/2024	24,825,000	27,167,858
3.450%, 11/15/2026	28,315,000	31,083,378
4.950%, 09/15/2028	4,739,000	5,622,459
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	6,383,000	6,515,770
3.450%, 06/01/2026	5,934,000	6,563,014
3.200%, 04/15/2030	13,575,000	14,746,603
4.500%, 11/18/2034	4,750,000	5,455,386
4.800%, 11/18/2044	4,520,000	5,134,076
4.650%, 06/01/2046	4,000,000	4,459,241
Waste Connections, Inc.,
2.600%, 02/01/2030(1)	7,525,000	8,099,620
Western Digital Corp.,
4.750%, 02/15/2026	4,000,000	4,420,000
Western Gas Partners LP:
4.000%, 07/01/2022	10,463,000	10,755,755
3.950%, 06/01/2025	8,000,000	8,160,000
Western Midstream Operating LP,
4.100%, 02/01/2025	20,000,000	20,611,400
Westinghouse Air Brake Technologies Corp.,
3.200%, 06/15/2025	5,295,000	5,712,560
WestRock MWV LLC,
8.200%, 01/15/2030	7,963,000	11,347,938
Williams Companies, Inc.:
3.600%, 03/15/2022	10,176,000	10,504,226
3.700%, 01/15/2023	1,690,000	1,790,259
4.300%, 03/04/2024	7,310,000	8,054,891
4.550%, 06/24/2024	7,000,000	7,835,487
3.900%, 01/15/2025	3,160,000	3,503,601
8.750%, 03/15/2032	4,000,000	5,851,365
6.300%, 04/15/2040	8,142,000	10,828,364
4.850%, 03/01/2048	7,000,000	8,604,113
Woodside Finance Ltd.:
3.650%, 03/05/2025(1)(2)	12,300,000	13,260,630
4.500%, 03/04/2029(1)(2)	10,000,000	11,161,111
WRKCo, Inc.,
3.000%, 09/15/2024	14,895,000	16,038,224

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Xylem, Inc.:
1.950%, 01/30/2028	$10,000,000	$10,544,256
2.250%, 01/30/2031	9,325,000	9,820,925
Yara International ASA,
3.800%, 06/06/2026(1)(2)	13,965,000	15,590,180
Zimmer Biomet Holdings, Inc.:
3.550%, 04/01/2025	20,996,000	23,192,047
3.550%, 03/20/2030	14,977,000	16,959,690
5.750%, 11/30/2039	9,850,000	12,929,420
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	9,500,000	9,770,026
Zoetis, Inc.:
3.250%, 02/01/2023	34,200,000	35,974,550
4.700%, 02/01/2043	3,568,000	4,885,918
Total Industrials
(Cost $6,748,273,886)		7,422,028,205	22.5%
Utilities
Ameren Corp.,
3.500%, 01/15/2031	20,000,000	23,075,079
American Electric Power Co., Inc.,
3.250%, 03/01/2050	10,175,000	10,731,716
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023(1)(2)	5,000,000	5,279,860
Avangrid, Inc.,
3.200%, 04/15/2025	14,000,000	15,326,353
Berkshire Hathaway Energy Co.:
4.050%, 04/15/2025(2)	5,000,000	5,661,349
3.700%, 07/15/2030(2)	18,425,000	21,794,104
2.850%, 05/15/2051(2)	13,675,000	14,067,097
Consumers Energy Co.,
3.500%, 08/01/2051	9,400,000	11,499,421
Dominion Energy, Inc.:
2.450%, 01/15/2023(2)	15,000,000	15,606,458
3.375%, 04/01/2030	10,000,000	11,390,949
Duke Energy Corp.,
2.650%, 09/01/2026	10,000,000	10,895,976
Edison International,
2.950%, 03/15/2023	5,000,000	5,195,311
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	19,175,000	20,927,045
Enel Finance International NV:
2.875%, 05/25/2022(1)(2)	7,000,000	7,222,401
3.625%, 05/25/2027(1)(2)	22,790,000	25,860,244
3.500%, 04/06/2028(1)(2)	8,000,000	9,111,180

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Enel Finance International NV: (cont.)
4.875%, 06/14/2029(1)(2)	$6,615,000	$8,259,119
6.800%, 09/15/2037(1)(2)	4,565,000	6,718,254
4.750%, 05/25/2047(1)(2)	55,875,000	74,400,746
Entergy Corp.,
2.950%, 09/01/2026	13,075,000	14,411,398
Essential Utilities, Inc.,
2.704%, 04/15/2030	14,100,000	15,285,657
Evergy, Inc.,
2.450%, 09/15/2024	6,675,000	7,077,733
Eversource Energy,
1.650%, 08/15/2030	9,925,000	9,884,792
Exelon Corp.:
4.050%, 04/15/2030	8,900,000	10,531,231
4.950%, 06/15/2035	3,500,000	4,409,080
FirstEnergy Corp.:
2.650%, 03/01/2030	4,300,000	4,313,637
3.400%, 03/01/2050	15,000,000	14,367,493
Interstate Power and Light Co.,
2.300%, 06/01/2030	9,350,000	9,887,258
ITC Holdings Corp.:
3.350%, 11/15/2027	25,581,000	28,797,025
2.950%, 05/14/2030(2)	10,000,000	10,930,294
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030(2)	10,000,000	10,051,703
Mega Advance Investments Ltd.,
5.000%, 05/12/2021(1)(2)	4,909,000	4,965,797
National Rural Utilities Cooperative Finance Corp.,
8.000%, 03/01/2032	4,659,000	7,338,021
NiSource, Inc.:
3.600%, 05/01/2030	4,585,000	5,305,641
5.250%, 02/15/2043	5,779,000	7,914,775
3.950%, 03/30/2048	11,750,000	14,433,681
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030	9,500,000	10,636,737
RGS I&M Funding Corp.,
9.820%, 12/07/2022	320,268	329,619
Southern Co.,
4.250%, 07/01/2036	5,525,000	6,776,807
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	1,785,000	1,855,834
Xcel Energy, Inc.,
3.400%, 06/01/2030	15,000,000	17,192,588
Total Utilities
(Cost $466,855,421)		519,719,463	1.6%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Financials
ABN AMRO Bank NV:
7.750%, 05/15/2023(1)(2)	$7,200,000	$8,244,267
4.750%, 07/28/2025(1)(2)	59,016,000	67,918,623
4.800%, 04/18/2026(1)(2)	24,705,000	28,948,856
AerCap Holdings NV:
4.875%, 01/16/2024(1)	20,000,000	21,834,126
2.875%, 08/14/2024(1)	20,000,000	20,799,720
AIA Group Ltd.,
3.200%, 03/11/2025(1)(2)	6,000,000	6,473,100
Air Lease Corp.:
4.250%, 02/01/2024	8,550,000	9,278,983
2.300%, 02/01/2025	15,000,000	15,528,664
American International Group, Inc.:
4.875%, 06/01/2022	17,698,000	18,776,907
4.125%, 02/15/2024	893,000	988,758
3.750%, 07/10/2025	12,135,000	13,633,613
3.875%, 01/15/2035	4,875,000	5,849,418
6.820%, 11/15/2037	1,410,000	2,003,090
Ameriprise Financial, Inc.,
3.000%, 04/02/2025	13,700,000	14,914,742
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	273,805
Anthem, Inc.:
2.375%, 01/15/2025	6,000,000	6,417,302
5.100%, 01/15/2044	1,584,000	2,196,662
4.375%, 12/01/2047	8,650,000	11,149,176
ANZ New Zealand (Int’l) Ltd.:
2.750%, 02/03/2021(1)(2)	3,000,000	3,005,760
3.400%, 03/19/2024(1)(2)	2,000,000	2,171,155
Aon PLC:
4.000%, 11/27/2023(1)	6,150,000	6,713,540
3.875%, 12/15/2025(1)	9,126,000	10,404,179
4.450%, 05/24/2043(1)	1,274,000	1,551,668
ASB Bank Ltd.,
3.750%, 06/14/2023(1)(2)	10,000,000	10,782,265
Australia & New Zealand Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	44,423,000	48,971,344
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)(1)(2)(3)	5,000,000	5,275,489
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)(1)(2)(3)	15,000,000	15,302,560
Banco Bilbao Vizcaya Argentaria SA,
1.125%, 09/18/2025(1)	10,000,000	10,072,247

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Banco Santander SA:
3.500%, 04/11/2022(1)	$13,000,000	$13,499,899
2.746%, 05/28/2025(1)	7,000,000	7,472,673
5.179%, 11/19/2025(1)	16,183,000	18,976,080
4.379%, 04/12/2028(1)	13,400,000	15,629,936
3.490%, 05/28/2030(1)	5,000,000	5,603,927
2.749%, 12/03/2030(1)	12,200,000	12,574,869
Bank of America Corp.:
3.300%, 01/11/2023	7,000,000	7,421,470
4.125%, 01/22/2024	15,000,000	16,625,004
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)(3)	28,881,000	31,445,391
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)(3)	15,000,000	16,237,745
2.456%, 10/22/2025
(3 Month LIBOR USD + 0.870%)(3)	17,775,000	18,948,665
3.559%, 04/23/2027
(3 Month LIBOR USD + 1.060%)(3)	9,000,000	10,161,980
3.248%, 10/21/2027	6,000,000	6,714,556
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)(3)	14,000,000	15,813,617
3.194%, 07/23/2030
(3 Month LIBOR USD + 1.180%)(3)	5,000,000	5,603,449
2.496%, 02/13/2031
(3 Month LIBOR USD + 0.990%)(3)	13,000,000	13,806,868
2.592%, 04/29/2031 (SOFR + 2.150%)(3)	60,000,000	64,305,503
7.750%, 05/14/2038	1,138,000	1,940,298
Bank of New Zealand,
2.000%, 02/21/2025(1)(2)	16,000,000	16,854,791
Bank of Nova Scotia:
2.450%, 09/19/2022(1)	10,000,000	10,387,388
4.500%, 12/16/2025(1)	8,500,000	9,910,508
Bank of Tokyo-Mitsubishi UFJ Ltd.:
4.100%, 09/09/2023(1)(2)	2,911,000	3,192,860
3.750%, 03/10/2024(1)(2)	2,800,000	3,072,414
Banque Federative du Credit Mutuel SA:
2.700%, 07/20/2022(1)(2)	5,000,000	5,175,871
3.750%, 07/20/2023(1)(2)	34,100,000	36,852,516
Barclays Bank PLC,
10.180%, 06/12/2021(1)(2)	12,770,000	13,281,420
Barclays PLC:
3.250%, 01/12/2021(1)	12,175,000	12,181,570
3.684%, 01/10/2023(1)	25,475,000	26,255,780
4.610%, 02/15/2023
(3 Month LIBOR USD + 1.400%)(1)(3)	10,000,000	10,439,342

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Barclays PLC: (cont.)
4.338%, 05/16/2024
(3 Month LIBOR USD + 1.356%)(1)(3)	$13,000,000	$14,070,034
3.650%, 03/16/2025(1)	8,100,000	8,911,102
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)(1)(3)	34,300,000	37,524,015
2.852%, 05/07/2026
(3 Month LIBOR USD + 2.452%)(1)(3)	10,000,000	10,739,405
BBVA USA:
2.875%, 06/29/2022	8,000,000	8,290,255
3.875%, 04/10/2025	36,235,000	40,633,562
Belrose Funding Trust,
2.330%, 08/15/2030(2)	13,950,000	14,356,799
Berkshire Hathaway, Inc.,
2.750%, 03/15/2023	14,675,000	15,411,122
BNP Paribas SA:
3.500%, 03/01/2023(1)(2)	8,570,000	9,119,557
3.375%, 01/09/2025(1)(2)	8,350,000	9,137,805
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)(1)(2)(3)	17,100,000	18,227,284
2.219%, 06/09/2026 (SOFR + 2.074%)(1)(2)(3)	15,000,000	15,699,475
4.625%, 03/13/2027(1)(2)	4,500,000	5,239,990
1.904%, 09/30/2028 (SOFR + 1.609%)(1)(2)(3)	27,000,000	27,450,028
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)(1)(2)(3)	14,000,000	14,312,569
BNZ International Funding Ltd.:
2.750%, 03/02/2021(1)(2)	14,000,000	14,055,298
2.650%, 11/03/2022(1)(2)	20,350,000	21,207,775
3.375%, 03/01/2023(1)(2)	20,000,000	21,239,876
BPCE SA:
5.700%, 10/22/2023(1)(2)	22,955,000	25,981,350
4.000%, 04/15/2024(1)	2,500,000	2,768,054
5.150%, 07/21/2024(1)(2)	31,285,000	35,625,388
2.375%, 01/14/2025(1)(2)	12,000,000	12,682,248
4.500%, 03/15/2025(1)(2)	44,242,000	50,011,658
1.652%, 10/06/2026 (SOFR + 1.520%(1)(2)(3)	15,000,000	15,349,989
Brown & Brown, Inc.:
4.500%, 03/15/2029	23,825,000	28,202,511
2.375%, 03/15/2031	27,360,000	28,635,342
Canadian Imperial Bank of Commerce,
3.100%, 04/02/2024(1)	37,700,000	40,795,101
Capital One Financial Corp.:
3.200%, 01/30/2023	6,550,000	6,901,091
3.900%, 01/29/2024	4,550,000	4,983,965
3.300%, 10/30/2024	2,998,000	3,293,409
3.650%, 05/11/2027	26,000,000	29,808,056

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Capital One NA,
3.375%, 02/15/2023	$45,962,000	$48,570,448
Citigroup, Inc.:
2.350%, 08/02/2021	6,100,000	6,171,047
2.750%, 04/25/2022	11,575,000	11,920,950
3.142%, 01/24/2023
(3 Month LIBOR USD + 0.722%)(3)	12,200,000	12,545,113
2.876%, 07/24/2023
(3 Month LIBOR USD + 0.950%)(3)	20,350,000	21,139,226
1.655%, 09/01/2023
(3 Month LIBOR USD + 1.430%)(3)	7,000,000	7,119,758
4.044%, 06/01/2024
(3 Month LIBOR USD + 1.023%)(3)	22,600,000	24,578,511
3.750%, 06/16/2024	1,000,000	1,106,146
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)(3)	5,650,000	6,142,544
3.700%, 01/12/2026	4,500,000	5,113,611
3.106%, 04/08/2026 (SOFR + 2.750%)(3)	20,000,000	21,851,241
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)(3)	20,600,000	23,609,217
3.668%, 07/24/2028
(3 Month LIBOR USD + 1.390%)(3)	3,142,000	3,562,100
3.520%, 10/27/2028
(3 Month LIBOR USD + 1.151%)(3)	1,500,000	1,695,832
2.572%, 06/03/2031 (SOFR + 2.107%)(3)	25,000,000	26,646,504
Citizens Bank NA:
2.250%, 04/28/2025	20,000,000	21,221,401
3.750%, 02/18/2026	12,120,000	13,771,658
Citizens Financial Group, Inc.:
2.850%, 07/27/2026	10,000,000	11,129,273
3.250%, 04/30/2030	28,025,000	31,581,359
CNA Financial Corp.:
7.250%, 11/15/2023	4,000,000	4,743,060
4.500%, 03/01/2026	14,000,000	16,469,663
3.450%, 08/15/2027	12,000,000	13,594,223
3.900%, 05/01/2029	8,000,000	9,401,204
Comerica Bank,
4.000%, 07/27/2025	10,000,000	11,283,816
Commonwealth Bank of Australia:
4.500%, 12/09/2025(1)(2)	15,000,000	17,305,025
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)(1)(2)(3)	10,000,000	10,986,113
3.743%, 09/12/2039(1)(2)	23,500,000	27,659,496
Cooperatieve Rabobank UA:
4.625%, 12/01/2023(1)	14,630,000	16,305,889

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cooperatieve Rabobank UA: (cont.)
4.375%, 08/04/2025(1)	$20,397,000	$23,278,605
3.750%, 07/21/2026(1)	20,829,000	23,540,113
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	10,180,000	10,489,707
3.750%, 04/24/2023(1)(2)	5,000,000	5,367,394
4.375%, 03/17/2025(1)(2)	4,204,000	4,718,427
3.250%, 01/14/2030(1)(2)	6,800,000	7,461,057
4.000%, 01/10/2033
(5 Year Swap Rate USD + 1.644%)(1)(2)(3)	8,000,000	8,947,820
Credit Suisse AG,
3.625%, 09/09/2024(1)	4,325,000	4,799,056
Credit Suisse Group AG:
3.574%, 01/09/2023(1)(2)	17,000,000	17,515,235
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)(1)(2)(3)	8,325,000	9,019,491
2.593%, 09/11/2025 (SOFR + 1.560%)(1)(2)(3)	12,250,000	12,890,350
2.193%, 06/05/2026 (SOFR + 2.044%)(1)(2)(3)	15,000,000	15,675,786
4.282%, 01/09/2028(1)(2)	17,403,000	20,111,167
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)(1)(2)(3)	11,000,000	12,458,614
4.194%, 04/01/2031 (SOFR + 3.730%)(1)(2)(3)	20,000,000	23,539,472
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	14,550,000	15,670,214
4.550%, 04/17/2026(1)	2,000,000	2,352,999
Credit Suisse USA, Inc.,
7.125%, 07/15/2032	5,063,000	7,858,450
CyrusOne LP / CyrusOne Finance Corp.,
2.150%, 11/01/2030	11,000,000	10,721,590
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	12,000,000	12,386,640
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)(1)(2)(3)	10,000,000	10,045,148
Deutsche Bank AG:
3.125%, 01/13/2021(1)	1,625,000	1,625,732
3.150%, 01/22/2021(1)	3,000,000	3,003,327
4.250%, 10/14/2021(1)	36,125,000	37,043,548
5.000%, 02/14/2022(1)	10,000,000	10,455,287
3.300%, 11/16/2022(1)	22,175,000	23,124,964
3.700%, 05/30/2024(1)	10,000,000	10,757,187
2.222%, 09/18/2024 (SOFR + 2.159%)(1)(3)	52,000,000	53,494,414
2.129%, 11/24/2026 (SOFR + 1.870%)(1)(3)	17,000,000	17,398,450
Discover Bank:
3.350%, 02/06/2023	8,600,000	9,074,614

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Discover Bank: (cont.)
4.200%, 08/08/2023	$20,000,000	$21,866,294
3.450%, 07/27/2026	22,000,000	24,604,654
4.650%, 09/13/2028	13,747,000	16,445,244
Discover Financial Services:
3.950%, 11/06/2024	10,000,000	11,104,360
4.100%, 02/09/2027	9,150,000	10,541,537
DNB Bank ASA,
1.127%, 09/16/2026
(5 Year CMT Rate + 0.850%)(1)(2)(3)	10,000,000	10,105,969
Federation des Caisses Desjardins du Quebec,
2.050%, 02/10/2025(1)(2)	12,100,000	12,720,422
FirstMerit Bank NA,
4.270%, 11/25/2026	4,600,000	5,276,228
Five Corners Funding Trust,
4.419%, 11/15/2023(2)	11,330,000	12,567,513
Five Corners Funding Trust II,
2.850%, 05/15/2030(2)	30,000,000	33,186,329
FMR LLC,
4.950%, 02/01/2033(2)	1,750,000	2,354,776
GE Capital Funding LLC:
4.050%, 05/15/2027(2)	8,975,000	10,267,346
4.550%, 05/15/2032(2)	10,000,000	12,001,181
GE Capital International Funding Co. Unlimited Co.,
4.418%, 11/15/2035(1)	24,309,000	29,013,910
Globe Life, Inc.:
3.800%, 09/15/2022	12,475,000	13,149,335
4.550%, 09/15/2028	5,000,000	6,000,390
Goldman Sachs Group, Inc.:
3.000%, 04/26/2022	20,000,000	20,162,286
2.908%, 06/05/2023
(3 Month LIBOR USD + 1.053%)(3)	12,000,000	12,426,606
2.905%, 07/24/2023
(3 Month LIBOR USD + 0.990%)(3)	8,000,000	8,309,114
1.824%, 11/29/2023
(3 Month LIBOR USD + 1.600%)(3)	5,000,000	5,171,305
3.850%, 07/08/2024	3,000,000	3,317,011
3.500%, 01/23/2025	3,000,000	3,310,978
3.500%, 04/01/2025	5,000,000	5,554,949
3.750%, 05/22/2025	5,000,000	5,613,752
3.272%, 09/29/2025
(3 Month LIBOR USD + 1.201%)(3)	15,000,000	16,431,382
1.093%, 12/09/2026 (SOFR + 0.789%)(3)	10,000,000	10,109,922
1.972%, 10/28/2027
(3 Month LIBOR USD + 1.750%)(3)	10,000,000	10,510,922

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Goldman Sachs Group, Inc.: (cont.)
3.691%, 06/05/2028
(3 Month LIBOR USD + 1.510%)(3)	$6,775,000	$7,804,956
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)(3)	10,000,000	11,863,631
3.800%, 03/15/2030	30,000,000	35,299,735
6.345%, 02/15/2034	1,053,000	1,470,822
Guardian Life Global Funding,
3.400%, 04/25/2023(2)	6,950,000	7,424,194
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	5,000,000	6,672,751
3.700%, 01/22/2070(2)	13,115,000	14,702,426
4.850%, 01/24/2077(2)	22,227,000	31,171,232
Hanover Insurance Group, Inc.,
2.500%, 09/01/2030	10,550,000	11,011,327
Harborwalk Funding Trust,
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%(2)(3)	23,170,000	30,084,286
Hartford Financial Services Group, Inc.,
3.600%, 08/19/2049	7,000,000	8,214,338
Health Care Service Corp. A Mutual Legal Reserve Co.,
2.200%, 06/01/2030(2)	6,125,000	6,407,539
Highmark, Inc.,
4.750%, 05/15/2021(2)	4,378,000	4,449,114
HSBC Bank PLC,
7.650%, 05/01/2025(1)	2,525,000	3,140,081
HSBC Bank USA NA,
7.000%, 01/15/2039	4,200,000	6,671,810
HSBC Holdings PLC:
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)(1)(3)	17,600,000	18,179,853
3.600%, 05/25/2023(1)	2,275,000	2,447,018
3.950%, 05/18/2024
(3 Month LIBOR USD + 0.987%)(1)(3)	6,000,000	6,472,005
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)(1)(3)	26,550,000	28,987,965
1.645%, 04/18/2026 (SOFR + 1.538%)(1)(3)	15,000,000	15,341,424
4.292%, 09/12/2026
(3 Month LIBOR USD + 1.348%)(1)(3)	7,450,000	8,490,618
4.375%, 11/23/2026 (1)	10,000,000	11,538,265
1.589%, 05/24/2027 (SOFR + 1.290%)(1)(3)	12,500,000	12,711,465
2.013%, 09/22/2028 (SOFR + 1.732%)(1)(3)	25,000,000	25,593,172
4.950%, 03/31/2030(1)	7,000,000	8,775,183
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)(1)(3)	2,000,000	2,309,500

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
HSBC USA, Inc.,
9.125%, 05/15/2021	$625,000	$643,267
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	4,732,000	4,746,599
2.300%, 01/14/2022	12,075,000	12,292,520
Invesco Finance PLC:
3.125%, 11/30/2022(1)	5,902,000	6,198,603
3.750%, 01/15/2026(1)	4,900,000	5,527,706
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	23,475,000	25,239,170
Jefferies Group LLC:
4.850%, 01/15/2027	4,600,000	5,380,866
4.150%, 01/23/2030	10,000,000	11,655,751
6.250%, 01/15/2036	1,390,000	1,853,796
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	13,339,000	15,724,693
JPMorgan Chase & Co.:
1.445%, 10/24/2023
(3 Month LIBOR USD + 1.230%)(3)	15,000,000	15,268,667
3.559%, 04/23/2024
(3 Month LIBOR USD + 0.730%)(3)	15,000,000	16,077,236
3.125%, 01/23/2025	14,000,000	15,333,626
2.301%, 10/15/2025 (SOFR + 1.160%)(3)	10,000,000	10,615,260
2.005%, 03/13/2026 (SOFR + 1.585%)(3)	50,000,000	52,519,592
2.083%, 04/22/2026 (SOFR + 1.850%)(3)	76,000,000	80,265,618
1.045%, 11/19/2026 (SOFR + 0.800%)(3)	25,000,000	25,282,500
2.522%, 04/22/2031 (SOFR + 2.040%)(3)	28,000,000	30,096,138
5.600%, 07/15/2041	4,106,000	6,211,567
KeyBank NA:
3.180%, 05/22/2022	6,500,000	6,739,450
3.400%, 05/20/2026	18,965,000	21,293,343
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	59,600,000	62,976,821
Lexington Realty Trust,
2.700%, 09/15/2030	7,000,000	7,286,857
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023(2)	591,000	643,039
4.569%, 02/01/2029(2)	2,087,000	2,564,374
3.951%, 10/15/2050(2)	2,231,000	2,671,630
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	465,000	747,603
Life Storage LP,
3.500%, 07/01/2026	6,819,000	7,695,687
Lincoln National Corp.,
3.050%, 01/15/2030	24,650,000	27,493,367

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lloyds Bank PLC:
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)(1)(3)	$18,669,000	$19,504,250
3.870%, 07/09/2025
(1 Year CMT Rate + 3.500%)(1)(3)	15,000,000	16,537,283
2.438%, 02/05/2026
(1 Year CMT Rate + 1.000%)(1)(3)	15,725,000	16,612,835
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)(1)(3)	10,000,000	11,292,417
Macquarie Bank Ltd.:
4.875%, 06/10/2025(1)(2)	23,717,000	26,912,203
3.624%, 06/03/2030(1)(2)	12,550,000	13,739,292
Macquarie Group Ltd.:
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)(1)(2)(3)	29,067,000	30,386,679
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)(1)(2)(3)	24,000,000	25,788,122
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	10,000,000	11,631,611
5.375%, 03/04/2046(1)	5,150,000	7,545,010
Marsh & McLennan Companies, Inc.:
2.250%, 11/15/2030	5,000,000	5,293,548
5.875%, 08/01/2033	4,700,000	6,759,964
4.350%, 01/30/2047	3,450,000	4,570,967
Massachusetts Mutual Life Insurance Co.:
3.729%, 10/15/2070(2)	16,676,000	18,411,365
4.900%, 04/01/2077(2)	11,175,000	15,351,403
MBIA Insurance Corp.,
11.497%, 01/15/2033
(3 Month LIBOR USD + 11.260%)(2)(3)(9)	714,000	249,900
MetLife, Inc.:
6.500%, 12/15/2032	466,000	705,016
4.875%, 11/13/2043	3,375,000	4,801,460
4.050%, 03/01/2045	12,375,000	15,866,594
Metropolitan Life Global Funding I,
2.950%, 04/09/2030(2)	10,000,000	11,259,883
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	6,300,000	8,154,540
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021(1)	5,076,000	5,097,269
2.190%, 09/13/2021(1)	6,844,000	6,931,877
2.665%, 07/25/2022(1)	9,000,000	9,311,517
3.455%, 03/02/2023(1)	10,650,000	11,347,474
2.801%, 07/18/2024(1)	10,000,000	10,719,386
2.193%, 02/25/2025(1)	25,000,000	26,409,888

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mizuho Financial Group, Inc.:
2.632%, 04/12/2021(1)(2)	$13,000,000	$13,082,069
2.953%, 02/28/2022(1)	12,575,000	12,951,344
2.601%, 09/11/2022(1)	13,000,000	13,491,197
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)(1)(3)	5,000,000	5,436,555
2.555%, 09/13/2025
(3 Month LIBOR USD + 1.100%)(1)(3)	20,000,000	21,126,386
1.979%, 09/08/2031
(3 Month LIBOR USD + 1.270%)(1)(3)	20,000,000	20,355,410
Morgan Stanley:
2.500%, 04/21/2021	8,000,000	8,049,612
2.750%, 05/19/2022	20,000,000	20,654,475
1.615%, 10/24/2023
(3 Month LIBOR USD + 1.400%)(3)	8,000,000	8,151,877
3.737%, 04/24/2024
(3 Month LIBOR USD + 0.847%)(3)	6,455,000	6,945,306
3.875%, 04/29/2024	1,650,000	1,827,899
3.700%, 10/23/2024	4,000,000	4,451,192
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)(3)	12,000,000	13,700,339
3.772%, 01/24/2029
(3 Month LIBOR USD + 1.140%)(3)	1,000,000	1,159,287
3.622%, 04/01/2031 (SOFR + 3.120%)(3)	10,000,000	11,631,027
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	49,282,000	50,101,433
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)(1)(2)(3)	10,000,000	11,230,206
National Securities Clearing Corp.,
1.500%, 04/23/2025(2)	12,124,000	12,550,241
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)(1)(2)(3)	20,000,000	21,277,485
4.000%, 09/14/2026(1)(2)	43,507,000	48,434,551
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)(1)(2)(3)	20,000,000	23,239,707
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)(1)(2)(3)	10,125,000	11,796,155
4.125%, 10/18/2032
(5 Year Mid Swap Rate USD + 1.849%)(1)(2)(3)	7,000,000	7,655,400
Nationwide Financial Services, Inc.:
5.375%, 03/25/2021(2)	16,905,000	17,088,661
3.900%, 11/30/2049(2)	10,000,000	11,136,894
Nationwide Mutual Insurance Co.:
9.375%, 08/15/2039(2)	9,000,000	15,669,618
4.350%, 04/30/2050(2)	25,000,000	29,368,053
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	$12,026,000	$18,645,212
3.750%, 05/15/2050(2)	17,000,000	20,335,971
4.450%, 05/15/2069(2)	10,000,000	13,437,082
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	20,000,000	21,359,376
1.851%, 07/16/2025(1)	23,825,000	24,760,757
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	15,793,000	16,764,675
Pacific Life Global Funding II,
1.200%, 06/24/2025(2)	22,300,000	22,604,953
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	12,295,000	13,632,908
People’s United Bank NA,
4.000%, 07/15/2024	11,400,000	12,288,803
Pine Street Trust I,
4.572%, 02/15/2029(2)	7,825,000	9,276,745
PNC Bank NA,
4.200%, 11/01/2025	2,678,000	3,087,493
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,860,000	1,951,500
3.125%, 05/15/2023	4,667,000	4,960,748
4.300%, 11/15/2046	2,325,000	2,964,139
Principal Life Global Funding II:
1.250%, 06/23/2025(2)	16,000,000	16,334,407
3.000%, 04/18/2026(2)	13,400,000	14,901,174
Protective Life Corp.:
4.300%, 09/30/2028(2)	10,000,000	11,689,274
8.450%, 10/15/2039	2,650,000	4,174,379
Prudential Financial, Inc.:
6.625%, 12/01/2037	5,000,000	7,511,215
3.935%, 12/07/2049	11,426,000	13,883,113
Raymond James Financial, Inc.,
4.650%, 04/01/2030	9,700,000	11,898,504
Regions Financial Corp.,
2.250%, 05/18/2025	25,000,000	26,511,934
Reliance Standard Life Global Funding II,
2.500%, 10/30/2024(2)	22,800,000	23,648,014
Royal Bank of Canada,
4.650%, 01/27/2026(1)	7,773,000	9,176,253
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)(1)(3)	10,650,000	11,057,347
3.875%, 09/12/2023(1)	10,000,000	10,850,371

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Royal Bank of Scotland Group PLC: (cont.)
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)(1)(3)	$27,351,000	$30,258,172
3.073%, 05/22/2028
(1 Year CMT Rate + 2.550%)(1)(3)	15,000,000	16,280,569
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)(1)(3)	10,000,000	12,017,476
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)(1)(3)	7,000,000	8,606,274
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)(1)(3)	35,000,000	41,696,931
Santander Holdings USA, Inc.,
3.500%, 06/07/2024	5,695,000	6,152,390
Santander UK Group Holdings PLC:
3.125%, 01/08/2021(1)	2,600,000	2,600,562
3.571%, 01/10/2023(1)	5,000,000	5,152,052
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)(1)(3)	5,967,000	6,280,042
4.796%, 11/15/2024
(3 Month LIBOR USD + 1.570%)(1)(3)	5,250,000	5,839,858
3.823%, 11/03/2028
(3 Month LIBOR USD + 1.400%)(1)(3)	6,000,000	6,767,482
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	21,921,000	24,197,619
SMBC Aviation Capital Finance DAC,
3.000%, 07/15/2022(1)(2)	8,000,000	8,210,621
Societe Generale SA:
3.250%, 01/12/2022(1)(2)	8,000,000	8,218,900
4.250%, 09/14/2023(1)(2)	8,000,000	8,724,788
5.000%, 01/17/2024(1)(2)	20,000,000	22,076,482
3.875%, 03/28/2024(1)(2)	15,300,000	16,681,411
2.625%, 10/16/2024(1)(2)	23,000,000	24,370,406
2.625%, 01/22/2025(1)(2)	31,125,000	32,964,161
4.250%, 04/14/2025(1)(2)	21,032,000	23,169,332
4.250%, 08/19/2026(1)(2)	12,000,000	13,428,310
1.488%, 12/14/2026
(1 Year CMT Rate + 1.100%)(1)(2)(3)	12,000,000	12,106,009
Standard Chartered PLC:
3.050%, 01/15/2021(1)(2)	4,500,000	4,503,378
4.247%, 01/20/2023
(3 Month LIBOR USD + 1.150%)(1)(2)(3)	10,000,000	10,369,978
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)(1)(2)(3)	31,557,000	33,567,016
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)(1)(2)(3)	26,294,000	28,513,410

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Standard Chartered PLC: (cont.)
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)(1)(2)(3)	$14,700,000	$15,571,093
4.644%, 04/01/2031
(5 Year CMT Rate + 3.850%)(1)(2)(3)	14,700,000	17,782,585
5.700%, 03/26/2044(1)(2)	6,000,000	8,048,066
Stifel Financial Corp.:
4.250%, 07/18/2024	17,850,000	20,054,651
4.000%, 05/15/2030	39,140,000	44,726,758
Sumitomo Mitsui Banking Corp.,
3.950%, 07/19/2023(1)	1,850,000	2,013,031
Sumitomo Mitsui Financial Group, Inc.:
2.442%, 10/19/2021(1)	15,775,000	16,033,863
2.784%, 07/12/2022(1)	10,000,000	10,367,278
3.102%, 01/17/2023(1)	12,000,000	12,660,292
2.696%, 07/16/2024(1)	12,000,000	12,811,773
2.448%, 09/27/2024(1)	19,000,000	20,235,163
2.130%, 07/08/2030(1)	7,575,000	7,895,412
SunTrust Banks, Inc.:
2.900%, 03/03/2021	14,150,000	14,179,280
2.700%, 01/27/2022	12,800,000	13,102,071
3.300%, 05/15/2026	3,925,000	4,388,807
Synchrony Financial:
3.750%, 08/15/2021	10,225,000	10,371,356
4.375%, 03/19/2024	1,538,000	1,693,287
4.250%, 08/15/2024	26,864,000	29,682,484
4.500%, 07/23/2025	23,127,000	26,017,111
3.700%, 08/04/2026	17,635,000	19,573,607
3.950%, 12/01/2027	44,825,000	50,277,124
TD Ameritrade Holding Corp.:
2.950%, 04/01/2022	4,625,000	4,759,086
3.625%, 04/01/2025	7,000,000	7,785,676
Trinity Acquisition PLC:
4.400%, 03/15/2026(1)	27,305,000	31,812,710
6.125%, 08/15/2043(1)	19,286,000	28,570,614
UBS AG,
1.750%, 04/21/2022(1)(2)	10,000,000	10,177,928
UBS Group AG,
1.364%, 01/30/2027
(1 Year CMT Rate + 1.080%(1)(2)(3)	10,950,000	11,072,598
UBS Group Funding Switzerland AG:
2.650%, 02/01/2022(1)(2)	14,150,000	14,509,727
3.491%, 05/23/2023(1)(2)	14,825,000	15,427,240
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)(1)(2)(3)	42,658,000	44,222,373
4.253%, 03/23/2028(1)(2)	17,150,000	20,078,652

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
UnitedHealth Group, Inc.,
2.750%, 05/15/2040	$7,000,000	$7,593,777
USAA Capital Corp.,
2.125%, 05/01/2030(2)	5,000,000	5,257,454
Voya Financial, Inc.:
3.125%, 07/15/2024	21,875,000	23,640,750
3.650%, 06/15/2026	5,800,000	6,633,609
Wells Fargo & Co.:
3.069%, 01/24/2023	10,000,000	10,285,414
1.444%, 10/31/2023
(3 Month LIBOR USD + 1.230%)(3)	5,000,000	5,078,999
3.000%, 02/19/2025	5,000,000	5,435,720
2.406%, 10/30/2025
(3 Month LIBOR USD + 0.825%)(3)	11,500,000	12,159,756
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)(3)	15,000,000	15,773,117
3.000%, 04/22/2026	8,000,000	8,804,781
2.393%, 06/02/2028 (SOFR + 2.100%)(3)	45,850,000	48,812,918
3.068%, 04/30/2041 (SOFR + 2.530%)(3)	25,000,000	27,194,976
3.900%, 05/01/2045	5,000,000	6,249,870
5.013%, 04/04/2051
(3 Month LIBOR USD + 4.240%)(3)	7,000,000	9,948,520
Wells Fargo Bank NA,
5.850%, 02/01/2037	10,000,000	14,226,279
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)(1)(3)	11,425,000	11,977,218
4.322%, 11/23/2031
(5 Year Mid Swap Rate USD + 2.236%)(1)(3)	8,350,000	9,521,297
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)(1)(3)	10,000,000	11,411,259
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)(1)(3)	13,600,000	14,010,176
4.421%, 07/24/2039(1)	10,000,000	12,766,431
Willis North America, Inc.:
3.600%, 05/15/2024	9,000,000	9,827,170
2.950%, 09/15/2029	7,500,000	8,205,883
5.050%, 09/15/2048	10,200,000	14,347,136
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	13,879,000	14,018,760
Total Financials
(Cost $5,318,118,962)		5,766,280,653	17.5%
Total Corporate Bonds
(Cost $12,533,248,269)		13,708,028,321	41.6%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	$4,465,000	$5,474,090
California Housing Finance Agency:
3.656%, 02/01/2029 (Callable 08/01/2025)	19,650,000	20,999,366
2.794%, 08/01/2036 (Callable 08/01/2025)	6,325,000	6,434,169
California Qualified School
Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	8,060,044
City of Berwyn IL:
5.790%, 12/01/2022	820,000	854,407
5.790%, 12/01/2022	2,525,000	2,590,398
City of Vernon CA,
4.500%, 08/01/2022	7,265,000	7,546,591
County of Cuyahoga OH,
9.125%, 10/01/2023	700,000	781,186
County of Riverside CA,
2.617%, 02/15/2024	20,000,000	21,117,400
Dallas/Fort Worth International Airport:
2.246%, 11/01/2031 (Callable 11/01/2030)	2,500,000	2,589,075
2.416%, 11/01/2032 (Callable 11/01/2030)	5,000,000	5,209,500
2.516%, 11/01/2033 (Callable 11/01/2030)	1,220,000	1,271,643
Eaton Community City School District,
5.390%, 08/25/2027 (Callable 02/01/2021)	2,305,000	2,309,679
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2021)	3,010,000	3,054,578
Kentucky Housing Corp.,
3.500%, 01/01/2040 (Callable 07/01/2025)	2,830,000	2,931,965
Kentucky Public Energy Authority,
1.396%, 12/01/2049
(1 Month LIBOR USD + 1.300%)
(Callable 03/01/2025)(3)	28,000,000	28,409,920
Louisiana Housing Corp.,
2.100%, 12/01/2038 (Callable 09/01/2024)	2,325,941	2,374,669
Maryland Community Development
Administration Housing Revenue,
3.160%, 09/01/2041 (Callable 09/01/2025)	8,900,000	9,199,663
Massachusetts Educational Financing Authority,
3.850%, 05/25/2033	25,056,474	25,692,909
Minnesota Housing Finance Agency:
2.730%, 08/01/2046 (Callable 07/01/2025)	3,824,303	3,950,122
3.200%, 06/01/2047 (Callable 07/01/2026)	8,874,749	9,215,806
3.000%, 10/01/2047 (Callable 01/01/2027)	11,668,574	12,017,114
New Hampshire Business Finance Authority,
2.872%, 07/01/2035 (Callable 01/01/2035)	18,210,000	18,924,378

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	$720,000	$720,000
3.750%, 07/01/2034 (Callable 07/01/2023)	525,000	534,298
4.000%, 07/01/2036 (Callable 07/01/2025)	3,490,000	3,595,014
New Jersey Higher Education
Student Assistance Authority:
3.500%, 12/01/2039 (Callable 12/01/2028)	17,910,000	18,695,174
3.500%, 12/01/2039 (Callable 12/01/2028)	18,250,000	19,057,380
New Jersey Turnpike Authority,
3.223%, 01/01/2036 (Callable 07/01/2025)(2)	90,230,000	95,664,553
New York State Dormitory Authority,
2.219%, 07/01/2035	15,000,000	15,108,000
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	1,425,000	1,450,308
Premier Health Partners,
2.911%, 11/15/2026	20,004,000	21,018,464
State Public School Building Authority,
2.966%, 04/01/2027	5,800,000	6,204,144
Texas Private Activity Bond Surface Transportation Corp.,
3.922%, 12/31/2049	8,800,000	10,033,496
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 02/01/2021)	2,365,000	2,371,456
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,451,055
Western Michigan University Homer
Stryker MD School of Medicine,
4.750%, 11/15/2028	12,905,000	15,042,068
Westlake City School District,
5.227%, 12/01/2026 (Callable 02/01/2021)	3,570,000	3,579,425
Total Municipal Bonds
(Cost $401,559,391)		416,533,507	1.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1991-86, Class Z, 6.500%, 07/25/2021	255	257
Series 1993-58, Class H, 5.500%, 04/25/2023	21,715	22,483
Series 1998-66, Class C, 6.000%, 12/25/2028	18,918	19,989
Federal Gold Loan Mortgage Corp. (FGLMC):
2.500%, 04/01/2028	1,683,470	1,760,345
6.500%, 06/01/2029	76,271	85,476
3.000%, 12/01/2030	6,073,678	6,554,650
3.000%, 04/01/2031	5,409,346	5,787,122
3.000%, 02/01/2032	49,489,755	53,197,722
3.000%, 03/01/2032	1,873,196	1,983,074

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
3.500%, 05/01/2032	$13,222,363	$14,297,981
3.000%, 07/01/2032	12,455,150	13,384,790
3.500%, 07/01/2032	17,123,207	18,445,137
3.000%, 04/01/2033	1,678,120	1,779,722
5.000%, 08/01/2033	3,441,843	3,953,998
3.500%, 01/01/2034	12,989,039	14,035,734
5.000%, 09/01/2035	6,937,905	8,071,312
5.500%, 01/01/2036	118,580	139,434
5.000%, 03/01/2036	3,049,815	3,544,324
6.000%, 12/01/2036	106,157	126,525
4.000%, 03/01/2037	3,112,181	3,372,177
3.500%, 02/01/2038	77,639,256	82,367,302
5.000%, 02/01/2038	1,670,014	1,938,945
5.500%, 05/01/2038	356,042	418,699
5.500%, 01/01/2039	7,521,823	8,781,708
4.500%, 11/01/2039	2,775,786	3,104,384
4.500%, 11/01/2039	2,381,785	2,663,597
4.500%, 12/01/2039	14,789,541	16,602,987
5.000%, 03/01/2040	619,493	720,565
4.500%, 08/01/2040	484,305	542,759
2.000%, 09/01/2040	34,834,906	36,264,290
4.500%, 09/01/2040	2,012,586	2,260,456
4.000%, 01/01/2041	9,943,557	10,910,622
4.000%, 01/01/2041	19,471,972	21,366,670
4.500%, 03/01/2041	1,442,846	1,614,922
3.500%, 10/01/2041	6,048,800	6,533,526
4.000%, 03/01/2042	4,837,255	5,333,415
3.500%, 06/01/2042	3,070,850	3,304,488
3.500%, 07/01/2042	7,859,878	8,452,848
3.000%, 08/01/2042	11,257,011	11,941,809
3.000%, 10/01/2042	4,428,348	4,710,305
3.000%, 11/01/2042	32,493,602	35,277,079
3.500%, 12/01/2042	9,021,941	9,780,896
3.000%, 01/01/2043	18,461,903	19,634,972
3.500%, 01/01/2043	14,962,601	16,270,920
3.000%, 02/01/2043	2,479,041	2,636,235
3.000%, 04/01/2043	12,185,745	13,170,524
3.000%, 04/01/2043	4,427,552	4,806,949
3.000%, 04/01/2043	6,262,884	6,661,104
3.500%, 04/01/2043	41,769,635	45,280,670
4.000%, 04/01/2043	16,030,539	18,128,704
3.500%, 05/01/2043	8,864,870	9,644,050
3.000%, 06/01/2043	12,897,793	13,719,643
3.000%, 08/01/2043	4,084,104	4,352,061

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
3.500%, 11/01/2043	$6,548,514	$7,097,398
3.500%, 01/01/2044	7,859,027	8,542,278
3.500%, 02/01/2044	26,792,379	29,019,911
4.000%, 03/01/2044	3,600,084	3,918,443
3.500%, 05/01/2044	31,269,591	34,193,590
4.000%, 05/01/2044	14,373,258	15,767,161
4.000%, 07/01/2044	2,909,997	3,171,410
3.500%, 10/01/2044	50,706,612	54,362,968
4.000%, 10/01/2044	7,613,085	8,354,655
3.000%, 01/01/2045	16,545,673	17,460,240
3.500%, 01/01/2045	21,415,365	23,277,104
4.500%, 01/01/2045	23,351,846	26,200,977
3.500%, 06/01/2045	14,676,637	16,049,771
3.500%, 07/01/2045	55,223,336	59,833,336
3.000%, 10/01/2045	28,461,476	30,277,808
4.000%, 10/01/2045	4,481,455	4,861,390
4.000%, 11/01/2045	9,691,119	10,513,385
3.000%, 01/01/2046	85,359,914	93,148,791
3.000%, 01/01/2046	66,951,398	73,081,019
3.500%, 01/01/2046	25,578,530	27,780,240
4.000%, 02/01/2046	55,328,383	60,833,319
4.000%, 02/01/2046	13,162,995	14,260,868
4.000%, 04/01/2046	7,760,475	8,533,391
3.500%, 05/01/2046	5,943,881	6,396,817
3.500%, 08/01/2046	25,040,995	27,354,557
3.000%, 10/01/2046	48,732,666	52,758,030
3.000%, 10/01/2046	55,116,415	59,334,597
3.000%, 12/01/2046	57,681,626	60,774,951
4.000%, 01/01/2047	45,288,437	49,959,531
3.000%, 02/01/2047	34,452,884	36,117,008
4.500%, 04/01/2047	32,195,688	35,226,528
3.000%, 05/01/2047	49,877,836	53,820,453
4.000%, 09/01/2047	17,149,612	18,377,855
4.000%, 08/01/2048	26,301,410	28,488,679
3.000%, 11/01/2049	76,724,314	82,965,860
4.000%, 05/01/2050	157,409,233	173,557,421
Federal Home Loan Mortgage Corp. (FHLMC),
Series 1081, Class K, 7.000%, 05/15/2021	540	544
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	191	200
2.500%, 12/01/2027	5,527,686	5,777,778
2.500%, 05/01/2028	8,062,965	8,522,413
5.000%, 05/01/2028	115,488	128,809
4.500%, 08/01/2029	884,304	966,463

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
4.500%, 09/01/2029	$1,041,209	$1,140,786
2.500%, 04/01/2030	2,911,152	3,088,921
2.500%, 05/01/2030	9,354,018	9,948,175
3.500%, 11/01/2030	24,370,200	26,440,945
3.000%, 12/01/2030	10,136,728	10,860,519
3.000%, 12/01/2030	16,186,025	17,340,675
2.500%, 09/01/2031	34,412,901	36,661,635
3.500%, 01/01/2032	31,775,856	33,867,964
2.500%, 02/01/2032	5,604,875	5,938,214
3.000%, 09/01/2032	2,233,881	2,387,335
3.000%, 10/01/2032	1,626,774	1,709,984
3.000%, 11/01/2032	4,324,194	4,620,457
3.500%, 11/01/2032	3,571,080	3,845,261
2.500%, 12/01/2032	37,995,412	39,698,226
3.000%, 12/01/2032	3,220,990	3,405,703
6.000%, 03/01/2033	30,351	35,850
3.500%, 10/01/2033	15,956,125	17,253,801
4.500%, 10/01/2033	11,375,638	12,577,970
5.000%, 10/01/2033	12,444,940	14,393,399
3.000%, 11/01/2033	70,982,242	76,959,236
5.000%, 11/01/2033	34,805	40,256
4.000%, 01/01/2034	5,040,760	5,505,185
5.500%, 04/01/2034	4,202,822	4,903,852
3.000%, 06/01/2034	23,446,150	25,159,666
4.000%, 06/01/2034	6,612,192	7,219,743
4.000%, 09/01/2034	7,617,101	8,317,062
5.500%, 09/01/2034	110,547	129,257
6.000%, 11/01/2034	30,607	36,756
3.500%, 01/01/2035	42,882,634	46,460,347
5.500%, 02/01/2035	374,333	438,933
4.000%, 03/01/2035	37,766,526	40,552,968
3.000%, 06/01/2035	10,324,584	10,914,930
5.000%, 07/01/2035	3,198,830	3,715,861
5.000%, 10/01/2035	1,541,603	1,790,085
5.000%, 02/01/2036	2,253,195	2,618,560
3.000%, 11/01/2036	32,697,628	34,569,543
5.500%, 11/01/2036	147,090	172,831
2.500%, 12/01/2036	18,842,266	19,951,966
5.500%, 04/01/2037	935,710	1,089,195
4.000%, 05/01/2037	31,017,006	33,516,478
4.000%, 02/01/2038	28,104,441	30,343,354
2.500%, 04/01/2038	46,164,393	49,050,013
3.000%, 05/01/2038	25,032,381	26,279,482
4.000%, 05/01/2038	17,118,311	19,016,418

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
4.000%, 04/01/2039	$8,539,070	$9,411,776
4.500%, 04/01/2039	11,657,012	13,070,442
5.000%, 06/01/2039	7,528,713	8,738,855
5.000%, 06/01/2039	11,069,632	12,740,462
4.500%, 11/01/2039	136,891	153,708
4.000%, 08/01/2040	983,881	1,078,675
4.000%, 10/01/2040	21,821,736	24,110,639
3.500%, 12/01/2040	6,203,218	6,698,432
4.000%, 12/01/2040	5,846,055	6,388,941
3.500%, 02/01/2041	9,628,441	10,396,804
4.500%, 02/01/2041	41,772,688	46,698,901
3.500%, 03/01/2041	13,668,998	14,759,058
4.500%, 05/01/2041	5,290,193	5,913,022
4.000%, 06/01/2041	10,953,659	11,976,618
4.500%, 07/01/2041	5,649,679	6,343,932
5.000%, 07/01/2041	8,454,885	9,813,702
3.500%, 09/01/2041	13,857,206	14,946,169
4.000%, 09/01/2041	1,490,789	1,630,036
4.000%, 10/01/2041	4,176,948	4,566,654
3.500%, 11/01/2041	5,255,477	5,659,256
3.500%, 12/01/2041	24,267,834	26,174,937
4.000%, 12/01/2041	6,188,165	6,785,887
4.000%, 01/01/2042	7,727,421	8,474,731
4.500%, 01/01/2042	8,004,033	8,980,263
4.000%, 02/01/2042	29,539,506	32,410,138
3.000%, 04/01/2042	46,164,314	49,324,008
3.000%, 05/01/2042	5,611,565	5,951,103
3.500%, 07/01/2042	72,722,959	79,526,301
3.500%, 08/01/2042	6,341,371	6,896,645
3.000%, 10/01/2042	15,761,641	17,237,139
3.000%, 03/01/2043	26,114,954	27,841,351
3.000%, 03/01/2043	4,872,085	5,288,070
3.000%, 05/01/2043	14,043,428	14,938,868
3.000%, 05/01/2043	26,339,402	28,473,536
3.500%, 05/01/2043	27,220,948	29,573,600
3.000%, 06/01/2043	6,095,183	6,484,494
3.000%, 07/01/2043	2,418,693	2,577,931
4.000%, 07/01/2043	21,457,122	23,574,487
3.000%, 08/01/2043	4,032,737	4,297,574
3.000%, 09/01/2043	62,737,262	68,407,181
3.500%, 09/01/2043	36,804,096	39,872,356
4.500%, 09/01/2043	8,638,921	9,687,210
3.000%, 10/01/2043	80,484,555	85,999,032
3.500%, 10/01/2043	42,276,540	45,932,231

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
3.000%, 11/01/2043	$19,422,654	$20,648,195
4.000%, 11/01/2043	6,664,656	7,345,838
4.000%, 01/01/2045	5,233,737	5,758,116
3.500%, 02/01/2045	28,191,011	30,527,765
4.000%, 02/01/2045	13,588,263	14,881,654
3.500%, 04/01/2045	20,709,732	22,517,133
4.000%, 09/01/2045	4,158,385	4,534,561
4.000%, 10/01/2045	5,647,821	6,158,727
4.000%, 11/01/2045	21,242,477	23,079,726
3.500%, 12/01/2045	20,173,056	21,578,696
4.500%, 02/01/2046	22,882,477	25,659,870
3.000%, 05/01/2046	11,372,612	12,339,167
3.500%, 05/01/2046	31,900,384	34,196,653
3.000%, 07/01/2046	7,870,397	8,539,324
4.500%, 08/01/2046	19,031,536	21,216,523
3.500%, 09/01/2046	8,088,806	8,843,406
2.500%, 10/01/2046	21,214,160	22,399,500
3.000%, 11/01/2046	37,052,044	39,467,534
3.000%, 11/01/2046	18,559,347	19,558,826
3.500%, 11/01/2046	35,117,528	37,608,827
3.000%, 12/01/2046	21,234,906	23,004,436
3.500%, 05/01/2047	2,313,602	2,463,293
4.000%, 08/01/2047	45,685,981	49,281,225
3.500%, 10/01/2047	11,489,081	12,176,310
4.000%, 10/01/2047	30,258,586	32,510,958
4.000%, 11/01/2047	25,679,007	27,579,169
4.500%, 11/01/2047	11,110,540	12,119,026
3.500%, 12/01/2047	101,103,403	107,236,569
4.000%, 12/01/2047	40,330,776	43,264,740
4.500%, 12/01/2047(8)	5,783,931	6,280,674
3.500%, 01/01/2048	8,513,395	9,027,246
3.500%, 02/01/2048	58,305,396	61,766,421
4.000%, 04/01/2048	95,446,941	102,164,972
4.000%, 07/01/2048	23,630,795	26,043,789
4.000%, 09/01/2048	9,869,836	10,516,134
4.500%, 11/01/2048	34,514,147	37,382,453
5.000%, 11/01/2048	37,049,528	42,122,925
4.000%, 01/01/2049	7,155,062	7,787,357
4.500%, 01/01/2049	20,061,928	22,229,055
3.000%, 02/01/2049	21,324,992	22,801,162
3.500%, 06/01/2049	57,627,700	60,843,001
3.500%, 01/01/2050	47,002,865	51,351,472
3.000%, 05/01/2050	58,273,643	63,455,619
2.500%, 11/01/2050	71,777,176	76,118,649

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
2.500%, 12/01/2050	$72,058,542	$76,198,740
2.500%, 12/01/2050(8)	106,675,000	113,709,822
3.500%, 05/01/2052	74,005,313	81,011,444
3.000%, 11/01/2059	78,421,361	85,127,586
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	28,615	33,192
5.000%, 07/20/2040	1,166,933	1,334,418
3.500%, 10/20/2041	5,575,790	6,072,657
3.500%, 01/15/2042	9,566,731	10,432,152
4.000%, 06/20/2042	6,100,198	6,746,670
3.500%, 09/20/2042	2,402,994	2,616,682
3.500%, 01/20/2043	48,969,709	53,312,619
4.000%, 10/20/2043	9,099,711	10,056,250
4.000%, 09/20/2044	34,287,397	37,838,385
4.000%, 01/20/2045	7,379,395	8,140,748
3.500%, 03/20/2045	10,871,304	12,030,212
3.000%, 04/20/2045	16,051,271	17,123,277
3.500%, 04/20/2045	19,800,231	21,260,082
4.000%, 08/20/2045	6,923,186	7,586,020
4.500%, 01/20/2046	10,276,302	11,447,027
3.500%, 04/20/2046	64,270,726	69,449,369
4.000%, 04/20/2046	7,501,826	8,218,189
3.500%, 05/20/2046	41,064,216	44,458,005
4.000%, 05/20/2046	18,159,464	19,875,601
3.500%, 06/20/2046	69,338,682	75,442,569
3.000%, 11/20/2046	31,963,759	33,915,750
5.000%, 04/20/2047	1,750,066	1,944,411
3.000%, 06/20/2047	28,774,732	30,575,934
4.500%, 06/20/2047	30,111,856	32,759,724
4.500%, 07/20/2047	7,483,854	8,137,056
4.500%, 09/20/2047(6)	9,821,092	10,718,256
4.000%, 01/20/2048	14,896,280	16,086,186
3.500%, 02/20/2050	139,984,787	151,107,954
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%, 02/25/2059	56,076,657	59,805,525
Series 2020-2, Class MT, 2.000%, 11/25/2059(6)	79,447,042	81,885,033
Series 2020-3, Class MT, 2.000%, 05/25/2060	55,202,394	56,863,787
Total U.S. Government Agency Issues
(Cost $5,769,742,042)		6,014,309,283	18.3%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022(6)	22,298	22,414
Series 2006-28CB, Class A17, 6.000%, 10/25/2036(6)	503,152	367,509

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Argent Securities Inc. Asset-Backed
Pass-Through Certificates:
Series 2005-W3, Class A2D, 0.828%, 11/25/2035
(1 Month LIBOR USD + 0.680%)(3)	$941,609	$939,715
Series 2005-W5, Class A1, 0.618%, 01/25/2036
(1 Month LIBOR USD + 0.470%)(3)	20,195,549	19,993,434
Arroyo Mortgage Trust:
Series 2018-1, Class A1, 3.763%, 04/25/2048(2)(4)	16,872,250	17,121,857
Series 2019-3, Class A1, 2.962%, 10/25/2048(2)(4)	30,915,050	31,871,382
Series 2020-1, Class A1A, 1.662%, 03/25/2055(2)	29,139,367	29,416,704
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A1, 0.363%, 01/25/2036
(1 Month LIBOR USD + 0.215%)(3)	598,965	597,123
Series 2006-HE3, Class A2, 0.313%, 03/25/2036
(1 Month LIBOR USD + 0.165%)(3)	8,053,677	7,965,054
Series 2006-HE6, Class A1, 0.293%, 11/25/2036
(1 Month LIBOR USD + 0.145%)(3)	19,082,607	18,432,365
Banc of America Alternative Loan Trust:
Series 2007-1, Class 1A1, 4.520%, 04/25/2022(4)(6)	115,711	110,711
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035(6)	102,016	101,395
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035(6)	56,684	56,678
Series 2006-5, Class CB7, 6.000%, 06/25/2046(6)	242,628	236,138
Bayview Financial Trust,
Series 2007-B, Class 1A2, 6.831%, 08/28/2037(7)	1,201,128	1,196,846
Bear Stearns ALT-A Trust:
Series 2004-4, Class A1, 0.748%, 06/25/2034
(1 Month LIBOR USD + 0.600%)(3)	743,687	749,716
Series 2005-4, Class 1A1, 0.588%, 04/25/2035
(1 Month LIBOR USD + 0.440%)(3)	1,033,270	1,033,605
Series 2005-7, Class 12A1, 0.688%, 08/25/2035
(1 Month LIBOR USD + 0.540%)(3)	207,547	207,443
Bear Stearns Asset Backed Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	158,466	156,612
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 3.259%, 09/25/2036(4)	792,648	723,235
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033(7)	103,685	107,631
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035(6)	2,280	2,280
Countrywide Asset-Backed Certificates:
Series 2005-13, Class AF3, 5.430%, 02/25/2033(4)(6)	236,350	225,170
Series 2004-S1, Class A3, 5.115%, 02/25/2035(7)	112,533	112,364
Series 2005-10, Class AF6, 4.915%, 12/25/2035(4)	39,771	41,000
Series 2006-10, Class 1AF3, 5.971%, 12/25/2035(4)	361,583	347,212

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 2.891%, 11/25/2033(4)	$4,096,203	$4,047,841
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035(4)	2,934	2,952
Series 2005-1, Class AF6, 5.030%, 06/25/2035(4)	10,117	10,256
Series 2005-17, Class 1AF5, 5.564%, 03/25/2036(4)	120,165	123,680
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.000%, 04/25/2034(7)	676	687
First Franklin Mortgage Loan Trust,
Series 2006-FF1, Class 2A4, 0.828%, 01/25/2036
(1 Month LIBOR USD + 0.680%)(3)	907,211	907,063
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	7,018	6,392
Series 2006-FA8, Class 2A1, 5.750%, 01/25/2022(6)	86,503	53,397
Fremont Home Loan Trust,
Series 2006-A, Class 1A1, 0.293%, 05/25/2036
(1 Month LIBOR USD + 0.145%)(3)	16,585,356	16,117,767
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	67	68
GSAA Home Equity Trust,
Series 2004-6, Class A1, 0.948%, 06/25/2034
(1 Month LIBOR USD + 0.800%)(3)	658,355	662,025
GSAMP Trust:
Series 2005-WMC2, Class A1B, 0.768%, 11/25/2035
(1 Month LIBOR USD + 0.620%)(3)	1,235,246	1,235,343
Series 2005-WMC2, Class A2C, 0.848%, 11/25/2035
(1 Month LIBOR USD + 0.700%)(3)	1,474,385	1,482,536
HomeBanc Mortgage Trust,
Series 2005-3, Class A1, 0.628%, 07/25/2035
(1 Month LIBOR USD + 0.480%)(3)	630,876	631,255
IMC Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028	171	170
Impac CMB Trust:
Series 2004-4, Class 2A2, 4.966%, 09/25/2034(7)	65,118	69,231
Series 2004-5, Class 1A2, 0.848%, 10/25/2034
(1 Month LIBOR USD + 0.700%)(3)	2,166,477	2,247,214
Series 2004-6, Class 1A1, 0.948%, 10/25/2034
(1 Month LIBOR USD + 0.800%)(3)	1,566,635	1,566,206
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.524%, 03/25/2036(4)	199,099	186,314
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 2.588%, 07/25/2035(4)	476,121	486,659
Series 2007-A1, Class 5A2, 3.059%, 07/25/2035(4)	1,550,611	1,537,061
Series 2007-A1, Class 5A5, 3.059%, 07/25/2035(4)	2,347,876	2,331,650
Series 2006-A7, Class 2A2, 3.116%, 01/25/2037(4)(6)	93,600	86,809
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
J.P. Morgan Mortgage Trust: (cont.)
Series 2006-A7, Class 2A4R, 3.116%, 01/25/2037(4)(6)	$399,900	$370,885
Series 2007-A2, Class 2A3, 3.549%, 04/25/2037(4)(6)	1,022,302	926,190
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 0.748%, 01/25/2036
(1 Month LIBOR USD + 0.600%)(3)	242,211	242,173
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1A, 1.858%, 12/25/2029(4)	3,613,616	3,672,758
Series 2005-A10, Class A, 0.568%, 02/25/2036
(1 Month LIBOR USD + 0.420%)(3)	10,048,737	9,902,096
MetLife, Inc.,
Series 2019-1A, Class A1A, 3.750%, 04/25/2058(2)(4)	14,866,390	15,936,318
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 2.849%, 09/25/2034(4)	1,494,717	1,504,060
MortgageIT Trust,
Series 2005-2, Class 1A1, 0.668%, 05/25/2035
(1 Month LIBOR USD + 0.520%)(3)	736,080	729,244
New Residential Mortgage Loan Trust:
Series 2017-2A, Class A3, 4.000%, 03/25/2057(2)(4)	9,270,085	10,024,172
Series 2017-3A, Class A1, 4.000%, 04/25/2057(2)(4)	12,932,475	13,752,880
Series 2017-4A, Class A1, 4.000%, 05/25/2057(2)(4)	16,415,644	17,815,080
Series 2018-1A, Class A1A, 4.000%, 12/25/2057(2)(4)	9,862,919	10,665,324
Series 2020-1A, Class A1B, 3.500%, 10/25/2059(2)(4)	19,363,916	20,670,297
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 06/15/2021(6)	6,170	5,962
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 11/25/2034	623	629
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037(7)	2,482,525	1,012,298
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 0.818%, 10/25/2035
(1 Month LIBOR USD + 0.670%)(3)	1,042,252	1,039,536
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A1, 2.651%, 09/25/2034(4)	1,604,982	1,624,646
Structured Asset Securities Corp.,
Series 2005-7XS, Class 1A4B, 5.940%, 04/25/2035(7)	4,454	4,636
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A6, 0.298%, 04/25/2036
(1 Month LIBOR USD + 0.150%)(3)	9,090,597	8,662,938
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.307%, 10/25/2043(4)	7,286,534	7,175,049
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054(2)(4)	780,963	784,550
Series 2015-5, Class A1, 3.500%, 05/25/2055(2)(4)	1,592,077	1,609,319
Series 2016-3, Class A1, 2.250%, 08/25/2055(2)(4)	669,194	675,543

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Towd Point Mortgage Trust: (cont.)
Series 2016-2, Class A1, 3.000%, 08/25/2055(2)(4)	$4,093,127	$4,152,588
Series 2016-5, Class A1, 2.500%, 10/25/2056(2)(4)	4,438,892	4,525,187
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	21,250,292	21,779,456
Series 2017-6, Class A1, 2.750%, 10/25/2057(2)(4)	36,969,289	38,062,989
Series 2018-1, Class A1, 3.000%, 01/28/2058(2)(4)	1,367,701	1,421,394
Series 2018-6, Class A1A, 3.750%, 03/25/2058(2)(4)	31,169,237	32,853,184
Series 2019-1, Class A1, 3.750%, 03/25/2058(2)(4)	21,179,865	22,756,886
Series 2018-4, Class A1, 3.000%, 06/25/2058(2)(4)	22,843,562	24,242,780
Series 2019-4, Class A1, 2.900%, 10/25/2059(2)(4)	62,514,302	65,987,534
Series 2020-2, Class A1A, 1.636%, 04/25/2060(2)(4)	16,891,703	17,193,623
Series 2020-4, Class A1, 1.750%, 10/25/2060(2)	109,669,119	112,151,786
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	4,742,761	5,168,599
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	2,141,369	2,242,659
Series 2004-AR14, Class A1, 2.897%, 01/25/2035(4)	5,041,511	5,146,274
Total Non-U.S. Government Agency Issues
(Cost $638,155,980)		652,419,691	2.0%
Total Residential Mortgage-Backed Securities
(Cost $6,407,898,022)		6,666,728,974	20.3%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2014-M2, Class A2, 3.513%, 12/25/2023(4)	7,815,987	8,362,620
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	17,950,000	18,385,043
Series K721, Class A2, 3.090%, 08/25/2022(4)	25,545,000	26,391,188
Series K028, Class A2, 3.111%, 02/25/2023	47,010,000	49,454,243
Series K029, Class A2, 3.320%, 02/25/2023	27,398,000	28,973,739
Series K723, Class A2, 2.454%, 08/25/2023	28,425,000	29,797,623
Series K037, Class A2, 3.490%, 01/25/2024	69,525,000	75,494,604
Series K048, Class A2, 3.284%, 06/25/2025(4)	60,430,000	67,275,758
Series K050, Class A2, 3.334%, 08/25/2025(4)	82,739,000	92,513,281
Series K734, Class A2, 3.208%, 02/25/2026	21,500,000	23,931,345
Series K057, Class A2, 2.570%, 07/25/2026	21,420,000	23,436,136
Series K058, Class A2, 2.653%, 08/25/2026	19,865,000	21,932,372
Series K063, Class A2, 3.430%, 01/25/2027(4)	67,604,857	77,556,434
Series K064, Class A2, 3.224%, 03/25/2027	56,345,903	64,211,459
Series K065, Class A2, 3.243%, 04/25/2027	31,065,000	35,474,950
Series K066, Class A2, 3.117%, 06/25/2027	11,100,000	12,609,731
Series K067, Class A2, 3.194%, 07/25/2027	62,034,045	70,956,669
Series K068, Class A2, 3.244%, 08/25/2027	27,963,000	32,081,709
Series K069, Class A2, 3.187%, 09/25/2027(4)	25,488,779	29,193,876

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Freddie Mac Multifamily Structured
Pass Through Certificates: (cont.)
Series K071, Class A2, 3.286%, 11/25/2027	$25,529,000	$29,440,556
Series K072, Class A2, 3.444%, 12/25/2027	6,050,000	7,031,527
Series K073, Class A2, 3.350%, 01/25/2028	1,350,000	1,561,854
Series K074, Class A2, 3.600%, 01/25/2028	21,722,000	25,469,716
Series K076, Class A2, 3.900%, 04/25/2028	18,299,000	21,873,316
Series K077, Class A2, 3.850%, 05/25/2028(4)	68,650,000	81,829,860
Series K078, Class A2, 3.854%, 06/25/2028	59,788,633	71,273,784
Series K080, Class A2, 3.926%, 07/25/2028(4)	42,725,000	51,335,938
Series K082, Class A2, 3.920%, 09/25/2028(4)	56,545,000	68,025,993
Series K083, Class A2, 4.050%, 09/25/2028(4)	1,000,000	1,212,871
Series K156, Class A3, 3.700%, 06/25/2033(4)	11,088,000	13,474,904
Series K-1510, Class A3, 3.794%, 01/25/2034	13,525,000	16,743,367
Total U.S. Government Agency Issues
(Cost $1,088,732,513)		1,177,306,466	3.6%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%, 05/17/2050	44,535,000	50,890,563
Series 2017-BNK8, Class A4, 3.488%, 11/17/2050	66,833,000	76,262,862
Series 2020-BN29, Class A4, 1.997%, 11/18/2053	63,275,000	65,548,357
Series 2017-BNK9, Class A4, 3.538%, 11/17/2054	93,773,000	107,475,814
Series 2017-BNK5, Class A5, 3.390%, 06/17/2060	22,501,000	25,481,008
Benchmark Mortgage Trust:
Series 2020-B19, Class A5, 1.850%, 09/17/2053	53,725,000	55,130,817
Series 2020-B21, Class A5, 1.978%, 12/17/2053	9,000,000	9,301,274
CD Mortgage Trust,
Series 2016-CD1, Class A4, 2.724%, 08/12/2049	46,415,000	50,506,125
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class A4, 3.283%, 05/10/2058	29,732,980	32,289,023
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	34,503,388	36,185,287
Series 2014-GC19, Class A3, 3.753%, 03/12/2047	6,361,490	6,871,933
Series 2014-GC25, Class A4, 3.635%, 10/10/2047	16,838,590	18,451,971
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	59,202,541	64,187,703
Series 2015-GC35, Class A4, 3.818%, 11/13/2048	34,430,000	38,955,252
Series 2017-P8, Class A4, 3.465%, 09/16/2050	22,000,000	25,051,611
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/17/2045	7,488,584	7,638,812
Series 2013-CR9, Class A3, 4.022%, 07/12/2045	19,677,928	21,112,721
Series 2012-CR2, Class A4, 3.147%, 08/17/2045	20,250,536	20,900,793
Series 2013-CR10, Class A3, 3.923%, 08/10/2046	23,113,096	24,817,991
Series 2014-CR15, Class ASB, 3.595%, 02/12/2047	8,599,616	8,977,314
Series 2014-CR19, Class A5, 3.796%, 08/12/2047	15,789,828	17,425,414
Series 2013-CR11, Class A3, 3.983%, 08/12/2050	10,259,146	11,113,398

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
DBJPM Mortgage Trust:
Series 2016-C3, Class ASB, 2.756%, 08/12/2049	$10,755,000	$11,409,593
Series 2017-C6, Class A5, 3.328%, 06/10/2050	20,800,000	23,483,618
Series 2020-C9, Class A5, 1.926%, 08/15/2053	10,177,000	10,505,748
GS Mortgage Securities Trust:
Series 2012-GCJ9, Class A3, 2.773%, 11/13/2045	37,675,945	38,792,969
Series 2013-GC14, Class A5, 4.243%, 08/10/2046	25,500,000	27,615,210
J.P. Morgan Chase Commercial
Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	18,102,913	18,966,299
Series 2013-C10, Class ASB, 2.702%, 12/17/2047	4,801,705	4,898,486
Series 2012-LC9, Class A5, 2.840%, 12/17/2047	11,490,066	11,834,000
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class ASB, 3.157%, 07/17/2045	1,790,630	1,821,453
Series 2013-C12, Class A5, 3.664%, 07/17/2045	6,835,000	7,276,397
Series 2013-C15, Class A4, 4.096%, 11/17/2045	1,480,087	1,603,565
Series 2013-C14, Class A4, 4.133%, 08/17/2046(4)	29,020,000	31,280,205
Series 2013-C17, Class A3, 3.928%, 01/17/2047	3,382,847	3,590,981
Series 2013-C17, Class A4, 4.199%, 01/17/2047	17,276,000	18,938,682
Series 2014-C24, Class ASB, 3.368%, 11/18/2047	7,555,757	7,939,372
Series 2014-C25, Class ASB, 3.407%, 11/18/2047	7,020,589	7,400,880
Series 2015-C30, Class A5, 3.822%, 07/15/2048	22,658,000	25,584,283
Series 2015-C28, Class A4, 3.227%, 10/19/2048	16,688,500	18,182,099
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7, Class A5, 3.454%, 09/16/2050	9,000,000	10,185,800
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/17/2045	37,925,000	39,094,550
Series 2012-C6, Class A4, 2.858%, 11/15/2045	21,556,827	22,198,779
Series 2013-C10, Class A3, 3.967%, 07/17/2046(4)	6,148,843	6,533,245
Series 2013-C12, Class A3, 3.973%, 10/17/2046	16,211,562	17,209,632
Series 2014-C16, Class A5, 3.892%, 06/17/2047	25,000,000	27,197,977
Series 2016-C29, Class ASB, 3.140%, 05/17/2049	12,500,000	13,346,491
Series 2016-C30, Class A5, 2.860%, 09/17/2049	18,082,000	19,758,133
Series 2017-C34, Class A4, 3.536%, 11/18/2052	41,287,079	46,874,534
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class ASB, 3.278%, 02/18/2048	15,467,871	16,256,714
Series 2015-SG1, Class ASB, 3.556%, 09/17/2048	19,807,249	20,978,922
Series 2015-SG1, Class A4, 3.789%, 09/17/2048	19,895,789	22,107,705
Series 2015-P2, Class A3, 3.541%, 12/15/2048	46,750,000	51,795,947
Series 2017-C42, Class A4, 3.589%, 12/16/2050	7,315,000	8,401,179
Series 2019-C50, Class ASB, 3.635%, 05/17/2052	20,000,000	22,824,464
Series 2017-RC1, Class A4, 3.631%, 01/15/2060	1,950,000	2,223,368
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	25,211,002	25,503,160
Series 2013-C13, Class ASB, 2.654%, 05/17/2045	3,497,582	3,571,582

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
WFRBS Commercial Mortgage Trust: (cont.)
Series 2013-C18, Class A4, 3.896%, 12/17/2046	$12,196,476	$13,044,870
Series 2014-C21, Class A5, 3.678%, 08/16/2047	34,719,000	37,976,611
Series 2014-C24, Class A4, 3.343%, 11/18/2047	36,730,000	39,449,504
Series 2014-C23, Class ASB, 3.636%, 10/17/2057	5,317,991	5,600,494
Total Non-U.S. Government Agency Issues
(Cost $1,455,677,685)		1,517,833,544	4.6%
Total Commercial Mortgage-Backed Securities
(Cost $2,544,410,198)		2,695,140,010	8.2%
Asset Backed Securities
Capital One Multi-Asset Execution Trust,
Series 2019-A3, Class A3, 2.060%, 08/15/2028	3,227,000	3,450,836
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	8,691,000	13,019,227
Conseco Financial Corp.:
Series 1998-7, Class A1, 6.320%, 05/01/2029	2,790,467	2,819,123
Series 1998-3, Class A5, 6.220%, 03/01/2030	53,806	54,469
Series 1998-4, Class A5, 6.180%, 04/01/2030	478,057	487,133
Ford Credit Auto Owner Trust:
Series 2016-1, Class A, 2.310%, 08/15/2027(2)	28,860,000	28,927,319
Series 2016-2, Class A, 2.030%, 12/15/2027(2)	43,505,000	43,855,929
Series 2017-1, Class A, 2.620%, 08/15/2028(2)	2,400,000	2,460,744
Series 2019-1, Class A, 3.520%, 07/15/2030(2)	38,742,000	42,252,808
Series 2018-1, Class A, 3.190%, 07/15/2031(2)	40,550,000	44,557,629
GM Financial Consumer Automobile Receivables Trust,
Series 2020-2, Class A3, 1.490%, 12/16/2024	4,475,000	4,556,934
MMAF Equipment Finance LLC,
Series 2016-AA, Class A5, 2.210%, 12/15/2032(2)	14,100,000	14,434,077
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	8,293	8,538
PFS Financing Corp.,
Series 2020-F, Class A, 0.930%, 08/15/2024(2)	16,750,000	16,850,549
SoFi Consumer Loan Program LLC:
Series 2017-6, Class A2, 2.820%, 11/25/2026(2)	2,087,653	2,097,321
Series 2018-3, Class A2, 3.670%, 08/25/2027(2)	6,079,696	6,119,981
Synchrony Card Funding LLC,
Series 2019-A1, Class A, 2.950%, 03/15/2025	47,621,000	49,151,096
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A, 2.184%, 02/25/2060(2)(4)	51,386,789	52,302,275
Series 2020-MH1, Class A1, 2.250%, 02/25/2060(2)(4)	32,756,519	33,316,184
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%, 11/25/2031(2)	68,654,950	73,317,108
Series 2020-1A, Class A, 1.350%, 05/25/2033(2)	104,383,000	107,481,829

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Verizon Owner Trust,
Series 2019-B, Class A1A, 2.330%, 12/20/2023	$37,825,000	$38,573,693
Total Asset Backed Securities
(Cost $559,825,177)		580,094,802	1.8%
Total Long-Term Investments
(Cost $29,745,046,811)		31,635,042,530	96.2%
Short-Term Investment
	Shares
Money Market Mutual Funds
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.01%(5)	34,663,289	34,663,289
First American Government Obligations
Fund, Class U, 0.04%(5)	1,548,643,000	1,548,643,000
Total Short-Term Investments
(Cost $1,583,306,289)		1,583,306,289	4.8%
Total Investments
(Cost $31,328,353,100)		33,218,348,819	101.0%
Liabilities in Excess of Other Assets		(314,798,427)	(1.0)%
TOTAL NET ASSETS		$32,903,550,392	100.0%
Notes to Schedule of Investments
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $5,236,253,267, which represents 15.91% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.
(8)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$7,523,028,249	$—	$7,523,028,249
Other Government Related Securities	—	45,488,667	—	45,488,667
Corporate Bonds	—	13,708,028,321	—	13,708,028,321
Municipal Bonds	—	416,533,507	—	416,533,507
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	6,014,309,283	—	6,014,309,283
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	652,419,691	—	652,419,691
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	1,177,306,466	—	1,177,306,466
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	1,517,833,544	—	1,517,833,544
Asset Backed Securities	—	580,094,802	—	580,094,802
Total Long-Term Investments	—	31,635,042,530	—	31,635,042,530
Short-Term Investments
Money Market Mutual Funds	1,583,306,289	—	—	1,583,306,289
Total Short-Term Investments	1,583,306,289	—	—	1,583,306,289
Total Investments	$1,583,306,289	$31,635,042,530	$—	$33,218,348,819

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2020 (Unaudited)

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage- backed securities (CMBS) with maturities of at least one year.

Treasury yields fell across the curve in 2020, with the benchmark 10-year Treasury down 100 bps to finish the year at 0.92%, after hitting an all-time [intra-day] record low of 0.31% on March 9. The curve steepened, with the spread between 2-year and 30-year Treasuries increasing from 82 bps to 153 bps during the year, as yields in shorter maturities saw the largest decline. Starting in late February, the coronavirus (COVID-19) affected every aspect of the economy, leading to the swiftest equity bear market in history, with an over 33% peak-to-trough drop in the S&P 500 in just over a month ending March 23, and fixed income markets hitting levels of distress not seen since the Global Financial Crisis (GFC) in 2008. However, unlike 2008, the massive, coordinated monetary and fiscal policy response resulted in a much swifter recovery. U.S. unemployment dropped to 6.7% by year end after peaking at 14.7% in April as businesses reopened, and the Pfizer and Moderna vaccines offered hope for a return to normal sometime in 2021. The S&P 500 ended the year up16% at record highs and credit spreads tightened through year end, completely erasing the pandemic-related widening in many sectors. The COVID-19 pandemic and the massive government policy response to it essentially created a full market cycle for spreads in the span of a calendar year.

During 2020, the Fund generated strong absolute and relative returns and outperformed its benchmark by 122 basis points net of fees.

The primary factors contributing to the Fund’s Institutional Class Shares absolute and relative performance in 2020 include:

•	Credit Positioning – Positive overall
•	Positive – Overweight to Investment Grade Credit (increased exposure post widening of the spread)
•	Positive – Active positioning within Investment Grade Credit
•	Positive – Underweight to the Other Government Sector in favor of Corporate Credit including Financials
•	Positive – Favoring credit shorter on the curve versus the benchmark
•	Positive – Security selection, including attractive new issue concessions
•	Negative – Underweight to High Yield Corporate Credit
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning – Positive overall
•	Positive – Active positioning within MBS & ABS
•	Positive – Underweight to Agency Residential Mortgage-Backed Securities (RMBS)
•
Positive – Active positioning within Agency RMBS, including opportunistically increasing specified pool exposure in March, which outperformed more generic, faster-paying pools at record low mortgage rates

•	Positive – Overweight to Agency & Non-Agency Commercial Mortgage-Backed Securities (CMBS), Non-Agency RMBS & ABS
•	Positive – Within Non-Agency CMBS investing in only the most senior classes, which outperformed subordinated classes
•	Yield Curve Positioning – Positive overall
•	Positive – Positive convexity tilt of overall portfolio versus the benchmark
•	Modest positive – Modest underweight to the long end of the yield curve as the yield curve steepened

Baird Core Plus Bond Fund
December 31, 2020 (Unaudited)

We expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to the travel and hospitality service sectors. Yet, with the massive fiscal stimulus that is already in the pipeline, and likely more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely in 2021. Stronger growth may pressure inflation modestly higher, a goal of the Fed, translating into moderately higher intermediate and long-term rates. With short-term rates still anchored close to zero by the Fed, a steeper yield curve will enable investors to capture some added performance as bonds roll down the curve. We expect the roll-down return to be an important component of total return this year, as well as security selection and sector allocation. Strategic positioning across market sectors and along the yield curve (including the ability to thoughtfully reposition should spreads widen into volatility) will complement the always-important security selection process to help navigate through the current environment.

The Fund remains duration neutral with a modest overweight to Investment Grade corporate credit, particularly Financials, and prefers the risk-reward profile of Investment Grade credit relative to High Yield credit. The Fund continues to maintain its underweight to Agency RMBS (providing a positive convexity tilt versus the benchmark at the overall portfolio) after increasing exposure at more attractive valuations in March. The Fund also continues to maintain its overweight to Agency CMBS, Non-Agency CMBS, Non-Agency RMBS and ABS at the top of the capital structure. The Fund only purchases U.S. dollar denominated securities in the cash bond market (no derivatives) and we believe the Fund is well positioned to add value relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$29,489,863,587

	SEC 30-Day
	Yield(3)
	Institutional Class	1.50%
	Investor Class	1.26%

	Average
	Effective
	Duration	6.05 years

	Average
	Effective
	Maturity	7.72 years

	Annualized
	Expense
	Ratio(4)
	Institutional Class	0.30%
Sector Weightings(1)	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	33%

	Number of
	Holdings	1,606

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/10, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/10, assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2020	Year	Years	Years	Inception(1)
Institutional Class Shares	8.80%	5.49%	4.83%	5.95%
Investor Class Shares	8.58%	5.23%	4.57%	5.69%
Bloomberg Barclays U.S. Universal Bond Index(2)	7.58%	4.87%	4.16%	5.24%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.875%, 03/31/2022	$139,025,000	$142,066,172
1.625%, 08/31/2022	3,950,000	4,048,133
2.125%, 12/31/2022	509,965,000	530,263,999
2.000%, 11/15/2026	351,850,000	382,952,991
2.250%, 11/15/2027	698,375,000	775,469,049
3.125%, 11/15/2028	1,650,000	1,953,574
2.875%, 05/15/2043	1,141,975,000	1,443,706,207
2.500%, 02/15/2045	681,100,000	812,238,354
2.875%, 05/15/2049	179,450,000	231,686,773
Total U.S. Treasury Securities
(Cost $4,089,869,375)		4,324,385,252	14.7%
Other Government Related Securities
Comision Federal de Electricidad,
5.750%, 02/14/2042(1)(2)	5,200,000	6,175,000
Corp Andina de Fomento,
4.375%, 06/15/2022(1)	4,265,000	4,486,823
Electricite de France SA,
4.750%, 10/13/2035(1)(2)	10,000,000	12,450,755
Export-Import Bank of Korea,
4.000%, 01/29/2021(1)	2,400,000	2,405,902
Korea Development Bank,
3.000%, 09/14/2022(1)	4,400,000	4,594,128
Petrobras Global Finance BV,
7.375%, 01/17/2027(1)	9,300,000	11,509,587
Petroleos Mexicanos:
4.500%, 01/23/2026(1)	3,516,000	3,503,659
6.490%, 01/23/2027(1)	11,743,000	12,400,608
6.840%, 01/23/2030(1)	14,606,000	15,289,269
5.950%, 01/28/2031(1)	1,005,000	1,002,487
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024(1)(2)	1,500,000	1,645,426
Sinopec Group Overseas Development [2015] Ltd.,
3.250%, 04/28/2025(1)(2)	7,500,000	8,042,700
Sinopec Group Overseas Development [2017] Ltd.,
3.000%, 04/12/2022(1)(2)	6,950,000	7,124,635
Syngenta Finance NV,
4.892%, 04/24/2025(1)(2)	27,231,000	29,225,814
Total Other Government Related Securities
(Cost $110,525,012)		119,856,793	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Corporate Bonds
Industrials
A.P. Meoller – Maersk A/S,
3.750%, 09/22/2024(1)(2)	$4,475,000	$4,845,719
Abbott Laboratories:
3.400%, 11/30/2023	4,583,000	4,969,278
4.750%, 11/30/2036	7,506,000	10,324,646
AbbVie, Inc.:
5.000%, 12/15/2021	41,397,000	42,736,553
3.250%, 10/01/2022	7,500,000	7,811,609
3.200%, 11/06/2022	3,000,000	3,140,926
3.850%, 06/15/2024	10,125,000	11,151,129
3.800%, 03/15/2025	29,200,000	32,563,210
3.600%, 05/14/2025	2,500,000	2,785,219
4.550%, 03/15/2035	14,098,000	17,824,198
4.300%, 05/14/2036	3,825,000	4,706,954
4.050%, 11/21/2039	11,250,000	13,615,027
4.250%, 11/21/2049	20,000,000	25,076,423
ADT Corp.,
3.500%, 07/15/2022	6,900,000	7,081,125
Adventist Health System:
2.952%, 03/01/2029	7,250,000	7,862,972
3.630%, 03/01/2049	8,900,000	9,883,358
Agilent Technologies, Inc.,
3.875%, 07/15/2023	5,325,000	5,730,039
Air Liquide Finance,
2.500%, 09/27/2026(1)(2)	4,833,000	5,265,413
Air Products and Chemicals, Inc.,
2.800%, 05/15/2050	5,000,000	5,495,617
Aker BP ASA,
2.875%, 01/15/2026(1)(2)	15,000,000	15,307,874
Albertsons Companies, Inc.:
3.250%, 03/15/2026(2)	5,000,000	5,075,000
3.500%, 03/15/2029(2)	1,500,000	1,517,805
Alcon Finance Corp.:
3.000%, 09/23/2029(2)	6,110,000	6,668,407
2.600%, 05/27/2030(2)	6,475,000	6,898,486
Alibaba Group Holding Ltd.,
3.125%, 11/28/2021(1)	10,000,000	10,197,559
Alimentation Couche-Tard, Inc.,
2.950%, 01/25/2030(1)(2)	6,500,000	7,103,329
Allegion PLC,
3.500%, 10/01/2029(1)	8,000,000	8,877,990
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	22,750,000	24,298,362

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Alpek SAB de CV,
4.250%, 09/18/2029(1)(2)	$6,000,000	$6,579,000
America Movil SAB de CV,
2.875%, 05/07/2030(1)	28,000,000	30,358,440
Amgen, Inc.:
2.200%, 02/21/2027	11,750,000	12,596,146
3.150%, 02/21/2040	5,000,000	5,504,049
4.400%, 05/01/2045	8,000,000	10,267,731
Anglo American Capital PLC:
4.125%, 09/27/2022(1)(2)	5,385,000	5,670,265
3.625%, 09/11/2024(1)(2)	4,325,000	4,705,014
5.375%, 04/01/2025(1)(2)	29,505,000	34,481,417
2.625%, 09/10/2030(1)(2)	16,025,000	16,757,157
3.950%, 09/10/2050(1)(2)	10,000,000	11,219,805
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029	5,000,000	6,174,478
5.450%, 01/23/2039	9,975,000	13,551,475
4.900%, 02/01/2046	41,075,000	53,406,972
ANR Pipeline Co.,
9.625%, 11/01/2021	9,150,000	9,795,770
Antofagasta PLC,
2.375%, 10/14/2030(1)(2)	6,000,000	6,015,000
AP Moller – Maersk A/S:
3.875%, 09/28/2025(1)(2)	18,140,000	20,239,266
4.500%, 06/20/2029(1)(2)	9,475,000	11,081,917
Apple, Inc.,
2.650%, 05/11/2050	15,000,000	15,920,191
Aramark Services, Inc.,
5.000%, 02/01/2028(2)	1,000,000	1,053,750
ArcelorMittal:
3.600%, 07/16/2024(1)	14,575,000	15,728,584
6.125%, 06/01/2025(1)	6,078,000	7,262,368
4.550%, 03/11/2026(1)	22,730,000	25,538,196
4.250%, 07/16/2029(1)	15,000,000	16,614,138
Arrow Electronics, Inc.,
3.250%, 09/08/2024	15,000,000	16,233,053
Ashtead Capital, Inc.,
4.000%, 05/01/2028(2)	4,000,000	4,248,560
AT&T, Inc.:
4.300%, 02/15/2030	10,980,000	13,116,021
2.550%, 12/01/2033(2)	14,329,000	14,689,204
5.250%, 03/01/2037	7,125,000	9,272,884
4.900%, 08/15/2037	10,000,000	12,540,003
3.550%, 09/15/2055(2)	45,029,000	44,876,138
3.800%, 12/01/2057(2)	15,315,000	16,003,208
3.650%, 09/15/2059(2)	31,734,000	32,043,038

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Avery Dennison Corp.,
2.650%, 04/30/2030	$10,175,000	$10,913,502
Avnet, Inc.,
3.750%, 12/01/2021	5,000,000	5,120,921
Ball Corp.:
5.250%, 07/01/2025	21,675,000	24,736,160
4.875%, 03/15/2026	23,125,000	26,119,688
2.875%, 08/15/2030	5,000,000	4,987,500
Bayer US Finance II LLC:
4.250%, 12/15/2025(2)	25,000,000	28,577,011
4.625%, 06/25/2038(2)	12,000,000	14,584,873
4.400%, 07/15/2044(2)	5,125,000	5,808,784
Beam Suntory, Inc.:
3.250%, 05/15/2022	10,650,000	10,970,649
3.250%, 06/15/2023	10,960,000	11,586,656
Becton Dickinson and Co.:
3.363%, 06/06/2024	10,000,000	10,870,747
3.734%, 12/15/2024	9,250,000	10,255,345
4.875%, 05/15/2044	5,455,000	6,737,607
Bemis Co., Inc.,
4.500%, 10/15/2021	1,000,000	1,021,674
Berry Global, Inc.,
4.875%, 07/15/2026(2)	28,000,000	30,077,320
Biogen, Inc.,
3.150%, 05/01/2050	20,000,000	20,738,577
Boardwalk Pipelines LP:
4.950%, 12/15/2024	17,475,000	19,503,503
5.950%, 06/01/2026	26,406,000	31,230,988
4.800%, 05/03/2029	26,341,000	30,183,869
Boeing Co.:
5.150%, 05/01/2030	14,000,000	16,943,521
3.625%, 02/01/2031	10,000,000	10,943,810
Bon Secours Mercy Health, Inc.,
3.464%, 06/01/2030	16,330,000	18,548,374
Booz Allen Hamilton, Inc.,
3.875%, 09/01/2028(2)	1,000,000	1,030,000
Boral Finance Pty Ltd.:
3.000%, 11/01/2022(1)(2)	8,650,000	8,839,809
3.750%, 05/01/2028(1)(2)	5,550,000	5,853,961
BorgWarner, Inc.:
5.000%, 10/01/2025(2)	10,000,000	11,758,284
2.650%, 07/01/2027	9,000,000	9,677,583
Boston Scientific Corp.,
1.900%, 06/01/2025	15,000,000	15,756,179

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bristol-Myers Squibb Co.:
3.550%, 08/15/2022	$5,730,000	$6,036,841
3.250%, 02/20/2023	10,000,000	10,519,907
Broadcom, Inc.:
3.625%, 10/15/2024	32,800,000	36,036,426
3.125%, 01/15/2025	13,250,000	14,307,125
4.700%, 04/15/2025	18,300,000	20,971,209
3.150%, 11/15/2025	7,150,000	7,807,455
4.250%, 04/15/2026	30,400,000	34,815,192
4.750%, 04/15/2029	9,400,000	11,211,586
4.150%, 11/15/2030	10,000,000	11,577,622
Broadridge Financial Solutions, Inc.,
3.400%, 06/27/2026	18,286,000	20,578,135
Browning-Ferris Industries, Inc.,
9.250%, 05/01/2021	1,600,000	1,631,929
Bunge Limited Finance Corp.:
3.250%, 08/15/2026	13,188,000	14,657,980
3.750%, 09/25/2027	23,800,000	27,138,726
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,100,000	4,048,871
Cameron LNG LLC,
3.701%, 01/15/2039(2)	15,000,000	16,914,122
Campbell Soup Co.,
3.950%, 03/15/2025	11,000,000	12,397,543
Cargill, Inc.,
2.125%, 04/23/2030(2)	7,000,000	7,364,515
Carlisle Companies, Inc.:
3.750%, 12/01/2027	4,600,000	5,204,751
2.750%, 03/01/2030	21,832,000	23,386,939
Carrier Global Corp.:
2.493%, 02/15/2027	12,845,000	13,860,252
2.700%, 02/15/2031	14,700,000	15,794,001
3.377%, 04/05/2040	10,000,000	10,970,280
3.577%, 04/05/2050	3,050,000	3,413,015
CCL Industries, Inc.,
3.050%, 06/01/2030(1)(2)	19,725,000	21,510,945
CF Industries, Inc.:
3.450%, 06/01/2023	24,874,000	25,931,145
5.375%, 03/15/2044	10,922,000	13,824,576
Charter Communications Operating LLC:
4.464%, 07/23/2022	33,748,000	35,578,608
4.908%, 07/23/2025	63,550,000	73,810,018
3.750%, 02/15/2028	5,000,000	5,606,159
5.050%, 03/30/2029	3,437,000	4,178,923
2.300%, 02/01/2032	5,000,000	5,005,806

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Charter Communications Operating LLC: (cont.)
6.384%, 10/23/2035	$27,030,000	$37,032,372
3.700%, 04/01/2051	6,700,000	6,957,647
Cheniere Corpus Christi Holdings LLC:
7.000%, 06/30/2024	4,269,000	4,985,229
5.875%, 03/31/2025	5,005,000	5,824,705
5.125%, 06/30/2027	11,397,000	13,482,401
Chevron Phillips Chemical Co. LLC /
Chevron Phillips Chemical Co. LP,
5.125%, 04/01/2025(2)	15,000,000	17,614,348
Cigna Corp.:
3.050%, 11/30/2022	15,000,000	15,710,473
3.000%, 07/15/2023	7,525,000	7,968,839
3.500%, 06/15/2024	7,800,000	8,522,359
4.500%, 02/25/2026	5,725,000	6,711,761
2.400%, 03/15/2030	9,850,000	10,502,279
4.800%, 08/15/2038	7,600,000	9,901,577
CK Hutchison International Ltd.:
2.875%, 04/05/2022(1)(2)	7,475,000	7,664,868
3.250%, 04/11/2024(1)(2)	7,000,000	7,482,160
Clean Harbors, Inc.,
5.125%, 07/15/2029(2)	100,000	109,250
CNH Industrial Capital LLC:
4.200%, 01/15/2024	15,000,000	16,453,918
1.875%, 01/15/2026	14,250,000	14,923,261
CNH Industrial NV:
4.500%, 08/15/2023(1)	16,168,000	17,629,381
3.850%, 11/15/2027(1)	26,114,000	29,419,638
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025	14,135,000	16,255,754
5.800%, 06/01/2045	4,733,000	6,465,808
Comcast Cable Communications Holdings, Inc.,
9.455%, 11/15/2022	2,030,000	2,375,724
Comcast Corp.:
4.250%, 01/15/2033	6,500,000	8,157,904
4.400%, 08/15/2035	13,575,000	17,372,585
3.200%, 07/15/2036	15,000,000	17,041,036
4.600%, 10/15/2038	12,350,000	16,275,155
4.650%, 07/15/2042	2,000,000	2,709,875
4.950%, 10/15/2058	7,500,000	11,386,960
CommonSpirit Health:
2.760%, 10/01/2024	7,500,000	8,040,331
2.782%, 10/01/2030	20,400,000	21,598,204
Conagra Brands, Inc.,
5.300%, 11/01/2038	6,625,000	8,856,974

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Concho Resources, Inc.,
2.400%, 02/15/2031	$12,000,000	$12,559,476
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036(1)	845,000	1,194,235
Constellation Brands, Inc.,
4.750%, 12/01/2025	1,000,000	1,184,537
Corning, Inc.,
4.375%, 11/15/2057	10,000,000	12,505,454
Costco Wholesale Corp.,
1.750%, 04/20/2032	10,000,000	10,393,249
Cox Communications, Inc.:
2.950%, 06/30/2023(2)	5,475,000	5,759,830
3.850%, 02/01/2025(2)	2,875,000	3,206,236
3.350%, 09/15/2026(2)	20,850,000	23,427,763
4.800%, 02/01/2035(2)	4,450,000	5,627,729
6.450%, 12/01/2036(2)	5,550,000	7,737,179
8.375%, 03/01/2039(2)	11,639,000	20,047,978
4.700%, 12/15/2042(2)	5,000,000	6,456,823
CSX Corp.:
6.220%, 04/30/2040	475,000	730,606
4.650%, 03/01/2068	9,000,000	12,619,432
CVS Health Corp.:
3.875%, 07/20/2025	2,302,000	2,607,037
3.250%, 08/15/2029	11,800,000	13,289,567
4.780%, 03/25/2038	35,075,000	44,439,346
5.125%, 07/20/2045	15,000,000	20,195,421
5.050%, 03/25/2048	19,600,000	26,563,458
CVS Pass-Through Trust,
7.507%, 01/10/2032(2)	3,656,597	4,495,124
Daimler Finance North America LLC:
2.550%, 08/15/2022(2)	19,750,000	20,420,997
1.750%, 03/10/2023(2)	29,550,000	30,338,201
Danone SA:
3.000%, 06/15/2022(1)(2)	3,500,000	3,633,696
2.589%, 11/02/2023(1)(2)	10,000,000	10,522,542
DCP Midstream LLC:
4.750%, 09/30/2021(2)	2,245,000	2,278,675
5.375%, 07/15/2025	3,000,000	3,296,460
5.625%, 07/15/2027	17,000,000	18,870,000
5.125%, 05/15/2029	8,000,000	8,872,960
Dell Technologies, Inc.:
5.850%, 07/15/2025(2)	5,000,000	6,004,083
4.900%, 10/01/2026(2)	8,395,000	9,913,133
Dentsply Sirona,
3.250%, 06/01/2030	46,120,000	51,365,283
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Deutsche Telekom AG,
3.625%, 01/21/2050(1)(2)	$5,925,000	$6,810,238
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030(1)	28,015,000	44,324,620
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
5.450%, 06/15/2023(2)	42,180,000	46,651,950
6.020%, 06/15/2026(2)	37,004,000	45,142,854
DISH DBS Corp.,
5.000%, 03/15/2023	2,500,000	2,581,250
Dominion Gas Holdings LLC,
3.600%, 12/15/2024	6,100,000	6,744,867
DuPont de Nemours, Inc.:
4.493%, 11/15/2025	9,275,000	10,827,172
5.319%, 11/15/2038	17,350,000	23,498,959
DXC Technology Co.:
4.450%, 09/18/2022	2,000,000	2,105,036
4.250%, 04/15/2024	52,810,000	57,620,817
4.125%, 04/15/2025	30,000,000	33,163,344
4.750%, 04/15/2027	28,650,000	32,799,110
Eaton Corp.:
2.750%, 11/02/2022	2,625,000	2,739,058
4.000%, 11/02/2032	3,660,000	4,470,566
Ecolab, Inc.,
3.250%, 01/14/2023	6,325,000	6,656,473
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023	4,000,000	4,203,122
Element Fleet Management Corp.,
3.850%, 06/15/2025(1)(2)	23,000,000	24,514,844
Emerson Electric Co.,
2.750%, 10/15/2050	16,200,000	17,061,493
Enable Midstream Partners LP,
4.400%, 03/15/2027	15,000,000	15,136,708
Enbridge Energy Partners LP:
7.500%, 04/15/2038	4,500,000	6,386,666
7.375%, 10/15/2045	23,298,000	35,552,363
Energy Transfer Operating LP:
4.250%, 03/15/2023	10,000,000	10,626,564
5.875%, 01/15/2024	15,000,000	16,861,281
5.500%, 06/01/2027	6,204,000	7,302,098
3.750%, 05/15/2030	6,350,000	6,849,443
5.950%, 10/01/2043	2,702,000	3,060,706
6.000%, 06/15/2048	5,000,000	5,891,662
Energy Transfer Partners LP:
4.200%, 04/15/2027	8,650,000	9,533,700
6.500%, 02/01/2042	18,727,000	22,846,673
5.150%, 03/15/2045	5,000,000	5,418,464

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Eni SpA,
4.250%, 05/09/2029(1)(2)	$18,250,000	$21,619,255
EnLink Midstream Partners LP,
4.400%, 04/01/2024	23,605,000	23,292,706
Enterprise Products Operating LLC:
3.350%, 03/15/2023	10,000,000	10,569,836
3.950%, 01/31/2060	14,475,000	16,023,257
EQT Corp.:
7.875%, 02/01/2025	10,000,000	11,387,500
5.000%, 01/15/2029	1,000,000	1,054,320
EQT Midstream Partners LP:
4.750%, 07/15/2023	22,000,000	23,132,560
4.125%, 12/01/2026	14,750,000	14,860,625
Equinix, Inc.:
2.625%, 11/18/2024	8,000,000	8,552,153
2.150%, 07/15/2030	15,000,000	15,257,254
ERAC USA Finance LLC,
2.600%, 12/01/2021(2)	10,400,000	10,579,840
Exxon Mobil Corp.:
1.571%, 04/15/2023	3,400,000	3,496,556
2.992%, 03/19/2025	35,000,000	38,307,655
3.294%, 03/19/2027	5,000,000	5,698,175
3.482%, 03/19/2030	11,125,000	12,938,206
2.610%, 10/15/2030	14,400,000	15,728,867
4.327%, 03/19/2050	3,950,000	5,171,561
FedEx Corp.:
3.800%, 05/15/2025	10,000,000	11,288,532
3.900%, 02/01/2035	7,000,000	8,358,584
4.950%, 10/17/2048	13,500,000	18,431,158
Ferguson Finance PLC,
4.500%, 10/24/2028(1)(2)	37,052,000	44,405,790
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	3,268,000	3,468,164
3.875%, 06/05/2024	6,367,000	7,007,191
3.000%, 08/15/2026	9,300,000	10,348,222
4.500%, 08/15/2046	6,700,000	8,565,397
Fiserv, Inc.:
3.500%, 10/01/2022	11,625,000	12,162,664
3.850%, 06/01/2025	11,720,000	13,210,864
3.200%, 07/01/2026	6,400,000	7,169,152
2.250%, 06/01/2027	10,650,000	11,350,201
3.500%, 07/01/2029	6,010,000	6,862,557
4.400%, 07/01/2049	20,000,000	26,789,599
Flex Ltd.,
3.750%, 02/01/2026(1)	19,300,000	21,588,187

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022(2)	$3,000,000	$3,119,148
Flowserve Corp.,
3.500%, 10/01/2030	7,075,000	7,552,128
FMC Corp.,
3.200%, 10/01/2026	8,100,000	9,021,108
FMG Resources Pty Ltd.,
5.125%, 03/15/2023(1)(2)	24,000,000	25,350,000
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023(1)	11,700,000	12,226,500
4.375%, 05/10/2043(1)	2,000,000	2,521,920
3.500%, 01/16/2050(1)	11,625,000	12,936,238
Ford Motor Credit Co. LLC:
3.200%, 01/15/2021	11,250,000	11,255,625
5.750%, 02/01/2021	13,000,000	13,032,500
3.336%, 03/18/2021	5,500,000	5,513,750
5.875%, 08/02/2021	8,975,000	9,185,912
2.979%, 08/03/2022	20,000,000	20,334,000
4.250%, 09/20/2022	4,459,000	4,602,401
4.140%, 02/15/2023	10,000,000	10,300,000
5.584%, 03/18/2024	29,367,000	31,676,715
3.664%, 09/08/2024	12,000,000	12,315,000
4.063%, 11/01/2024	7,000,000	7,353,990
3.375%, 11/13/2025	25,000,000	25,684,000
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029	14,000,000	15,513,674
Fox Corp.,
3.050%, 04/07/2025	5,000,000	5,456,037
Freeport-McMoRan, Inc.:
3.875%, 03/15/2023	38,916,000	40,601,063
5.000%, 09/01/2027	12,000,000	12,720,000
4.125%, 03/01/2028	10,000,000	10,487,500
5.250%, 09/01/2029	14,415,000	16,036,687
4.625%, 08/01/2030	3,000,000	3,292,500
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024(2)	8,075,000	9,041,047
Fresenius Medical Care US Finance III, Inc.:
3.750%, 06/15/2029(2)	34,130,000	38,268,070
2.375%, 02/16/2031(2)	32,300,000	32,828,186
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023(2)	33,385,000	35,457,514
General Dynamics Corp.,
3.500%, 04/01/2027	11,000,000	12,654,355

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
General Electric Co.:
3.450%, 05/01/2027	$3,925,000	$4,439,354
3.625%, 05/01/2030	5,000,000	5,714,435
6.150%, 08/07/2037	2,000,000	2,757,112
General Mills, Inc.:
3.700%, 10/17/2023	20,000,000	21,781,677
4.000%, 04/17/2025	3,175,000	3,589,317
General Motors Financial Co., Inc.:
4.200%, 03/01/2021	21,283,000	21,335,335
3.200%, 07/06/2021	25,600,000	25,875,352
4.375%, 09/25/2021	4,875,000	5,006,637
3.450%, 01/14/2022	5,200,000	5,339,122
3.150%, 06/30/2022	13,050,000	13,511,026
4.150%, 06/19/2023	3,375,000	3,630,897
1.700%, 08/18/2023	15,500,000	15,899,178
5.100%, 01/17/2024	18,750,000	20,982,151
2.900%, 02/26/2025	17,725,000	18,928,908
Genpact Luxembourg Sarl:
3.700%, 04/01/2022(1)	43,005,000	43,848,058
3.375%, 12/01/2024(1)	46,370,000	50,487,607
Georgia-Pacific LLC,
3.163%, 11/15/2021(2)	20,000,000	20,374,814
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021(1)(2)	2,000,000	2,079,851
4.250%, 10/25/2022(1)(2)	7,000,000	7,456,200
6.000%, 11/15/2041(1)(2)	9,400,000	11,911,680
5.550%, 10/25/2042(1)(2)	3,543,000	4,345,064
Glencore Funding LLC:
4.125%, 05/30/2023(2)	16,940,000	18,319,763
4.625%, 04/29/2024(2)	29,230,000	32,643,527
4.000%, 03/27/2027(2)	17,000,000	19,230,101
4.875%, 03/12/2029(2)	18,000,000	21,467,863
2.500%, 09/01/2030(2)	19,800,000	20,192,965
Global Payments, Inc.:
3.800%, 04/01/2021	9,199,000	9,249,630
4.000%, 06/01/2023	10,775,000	11,652,920
4.800%, 04/01/2026	10,035,000	11,908,746
2.900%, 05/15/2030	5,000,000	5,444,365
Graphic Packaging International LLC:
3.500%, 03/15/2028(2)	5,000,000	5,181,250
3.500%, 03/01/2029(2)	5,000,000	5,112,500
Gray Oak Pipeline LLC,
2.600%, 10/15/2025(2)	15,000,000	15,460,007

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	$3,915,000	$4,068,429
3.875%, 06/27/2024(1)(2)	31,501,000	34,469,024
4.875%, 06/27/2044(1)(2)	9,575,000	12,000,766
4.700%, 11/10/2047(1)(2)	22,671,000	28,154,661
4.000%, 09/06/2049(1)(2)	13,000,000	14,707,550
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,000,000	3,088,677
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025(2)	10,000,000	11,382,941
HB Fuller Co.,
4.000%, 02/15/2027	6,725,000	7,010,812
HCA, Inc.:
5.000%, 03/15/2024	10,366,000	11,661,474
5.375%, 02/01/2025	25,300,000	28,450,609
5.250%, 04/15/2025	19,200,000	22,419,489
5.375%, 09/01/2026	1,000,000	1,149,400
4.500%, 02/15/2027	16,500,000	19,192,831
5.875%, 02/01/2029	500,000	601,740
4.125%, 06/15/2029	15,000,000	17,401,224
3.500%, 09/01/2030	5,000,000	5,312,881
Hewlett Packard Enterprise Co.,
4.450%, 10/02/2023	12,575,000	13,833,560
Hexcel Corp.:
4.700%, 08/15/2025	8,303,000	9,321,243
3.950%, 02/15/2027	19,000,000	20,536,712
Hologic, Inc.,
3.250%, 02/15/2029(2)	10,000,000	10,175,000
HP, Inc.:
2.200%, 06/17/2025	10,000,000	10,587,390
3.000%, 06/17/2027	25,000,000	27,585,184
Huntington Ingalls Industries, Inc.,
3.844%, 05/01/2025(2)	10,000,000	11,111,780
Husky Energy, Inc.:
4.000%, 04/15/2024(1)	7,380,000	7,909,148
4.400%, 04/15/2029(1)	15,000,000	16,689,570
Hutchison Whampoa International Ltd.:
3.250%, 11/08/2022(1)(2)	4,625,000	4,826,607
3.625%, 10/31/2024(1)(2)	15,000,000	16,423,350
Hyundai Capital America:
3.450%, 03/12/2021(2)	20,950,000	21,053,702
3.000%, 03/18/2021(2)	10,000,000	10,044,785
3.750%, 07/08/2021(2)	10,150,000	10,298,281
3.100%, 04/05/2022(2)	2,000,000	2,056,343
2.850%, 11/01/2022(2)	5,225,000	5,414,659

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hyundai Capital America: (cont.)
2.375%, 02/10/2023(2)	$20,000,000	$20,612,448
1.250%, 09/18/2023(2)	14,125,000	14,292,414
3.400%, 06/20/2024(2)	16,850,000	17,965,469
IHS Markit Ltd.,
3.625%, 05/01/2024(1)	10,000,000	10,907,800
Infor, Inc.,
1.750%, 07/15/2025(2)	8,375,000	8,699,444
Ingersoll-Rand Global Holding Co. Ltd.,
5.750%, 06/15/2043	4,126,000	5,927,502
Ingersoll-Rand Luxembourg Finance SA,
4.650%, 11/01/2044(1)	1,300,000	1,662,166
Ingredion, Inc.,
2.900%, 06/01/2030	28,000,000	30,838,187
International Business Machines Corp.,
4.150%, 05/15/2039	13,000,000	16,459,262
International Flavors & Fragrances, Inc.,
5.000%, 09/26/2048	10,000,000	13,461,399
Iron Mountain, Inc.,
4.500%, 02/15/2031(2)	10,000,000	10,475,000
JM Smucker Co.:
2.375%, 03/15/2030	5,000,000	5,292,545
3.550%, 03/15/2050	3,350,000	3,780,523
Johnson Controls International PLC,
3.900%, 02/14/2026(1)	3,645,000	4,129,128
Kansas City Southern:
4.700%, 05/01/2048	12,000,000	15,107,156
3.500%, 05/01/2050	13,000,000	14,453,454
Kerry Group Financial Services Unlimited Co.,
3.200%, 04/09/2023(1)(2)	18,500,000	19,413,223
Keurig Dr Pepper, Inc.,
4.417%, 05/25/2025	7,000,000	8,070,564
Keysight Technologies, Inc.:
4.550%, 10/30/2024	7,283,000	8,235,007
4.600%, 04/06/2027	50,189,000	59,819,999
Kimberly-Clark de Mexico SAB de CV,
2.431%, 07/01/2031(1)(2)	10,000,000	10,330,200
Kinder Morgan Energy Partners LP:
7.300%, 08/15/2033	1,675,000	2,347,786
6.500%, 02/01/2037	400,000	519,128
6.950%, 01/15/2038	14,755,000	20,189,409
7.500%, 11/15/2040	27,248,000	39,113,074
Kinder Morgan, Inc.:
5.000%, 02/15/2021(2)	10,008,000	10,037,536
8.050%, 10/15/2030	15,384,000	21,391,244

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kinder Morgan, Inc.: (cont.)
7.800%, 08/01/2031	$16,174,000	$23,097,737
7.750%, 01/15/2032	7,466,000	10,793,525
Kinross Gold Corp.,
6.875%, 09/01/2041(1)	5,500,000	7,563,988
Kraft Heinz Foods Co.:
4.000%, 06/15/2023	34,774,000	36,977,961
6.750%, 03/15/2032	10,000,000	13,278,345
5.000%, 07/15/2035	7,375,000	8,940,287
5.000%, 06/04/2042	5,000,000	5,866,368
Lafarge SA,
7.125%, 07/15/2036(1)	1,500,000	2,186,606
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026(2)	12,565,000	13,811,990
Lear Corp.:
3.800%, 09/15/2027	7,725,000	8,666,101
3.500%, 05/30/2030	15,000,000	16,413,417
Leidos, Inc.:
4.375%, 05/15/2030(2)	24,000,000	28,738,800
2.300%, 02/15/2031(2)	7,500,000	7,636,492
Lennar Corp.,
4.125%, 01/15/2022	1,385,000	1,417,894
Lennox International, Inc.,
3.000%, 11/15/2023	10,000,000	10,540,000
Magellan Midstream Partners LP:
5.000%, 03/01/2026	10,000,000	11,917,601
4.200%, 03/15/2045	8,770,000	9,491,622
4.250%, 09/15/2046	1,230,000	1,416,751
3.950%, 03/01/2050	19,000,000	21,412,831
Magna International, Inc.,
2.450%, 06/15/2030(1)	10,000,000	10,756,862
Marathon Oil Corp.,
2.800%, 11/01/2022	3,452,000	3,548,207
Marathon Petroleum Corp.:
3.625%, 09/15/2024	2,500,000	2,728,223
4.700%, 05/01/2025	15,000,000	17,183,328
5.125%, 12/15/2026	3,000,000	3,575,933
4.750%, 09/15/2044	3,985,000	4,577,632
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030	5,000,000	5,327,325
6.250%, 05/01/2037	450,000	576,360
Masco Corp.:
4.450%, 04/01/2025	5,000,000	5,740,278
6.500%, 08/15/2032	14,934,000	19,939,471

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
MasTec, Inc.,
4.500%, 08/15/2028(2)	$5,000,000	$5,250,000
McDonald’s Corp.:
3.700%, 01/30/2026	7,250,000	8,258,386
3.500%, 07/01/2027	6,000,000	6,882,802
Microchip Technology, Inc.:
3.922%, 06/01/2021	12,845,000	13,027,389
4.333%, 06/01/2023	32,298,000	34,963,013
2.670%, 09/01/2023(2)	25,000,000	26,146,603
4.250%, 09/01/2025(2)	4,000,000	4,231,773
Micron Technology, Inc.,
4.640%, 02/06/2024	3,000,000	3,340,371
Microsoft Corp.,
4.200%, 11/03/2035	5,650,000	7,418,237
Midwest Connector Capital Co. LLC:
3.900%, 04/01/2024(2)	13,695,000	14,037,375
4.625%, 04/01/2029(2)	12,000,000	12,579,066
Minera Mexico SA de CV,
4.500%, 01/26/2050(1)(2)	5,000,000	5,782,550
Molex Electronic Technologies LLC,
3.900%, 04/15/2025(2)	8,250,000	8,535,972
Molson Coors Beverage Co.,
3.000%, 07/15/2026	33,888,000	36,943,747
Mosaic Co.,
5.450%, 11/15/2033	16,101,000	20,017,690
MPLX LP:
3.500%, 12/01/2022	8,600,000	9,032,222
4.000%, 02/15/2025	13,125,000	14,667,836
4.875%, 06/01/2025	19,150,000	22,119,579
1.750%, 03/01/2026	20,000,000	20,698,107
4.250%, 12/01/2027	6,519,000	7,654,419
5.500%, 02/15/2049	8,825,000	11,620,874
4.900%, 04/15/2058	5,000,000	5,942,716
MSCI, Inc.,
4.000%, 11/15/2029(2)	7,562,000	8,053,530
Mylan NV:
3.150%, 06/15/2021(1)	8,100,000	8,178,300
3.950%, 06/15/2026(1)	5,000,000	5,720,653
Mylan, Inc.:
3.125%, 01/15/2023(2)	16,800,000	17,634,162
4.200%, 11/29/2023	4,525,000	4,947,992
4.550%, 04/15/2028	5,000,000	5,944,010
NCL Corp. Ltd.,
3.625%, 12/15/2024(1)(2)	20,000,000	19,000,000

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Newell Brands, Inc.:
3.850%, 04/01/2023	$40,709,000	$42,699,263
4.875%, 06/01/2025	1,500,000	1,650,450
Newfield Exploration Co.,
5.750%, 01/30/2022	7,700,000	7,997,618
NGPL PipeCo LLC,
4.875%, 08/15/2027 (Callable 02/15/2027)(2)	20,000,000	22,659,136
NIKE, Inc.,
2.750%, 03/27/2027	7,000,000	7,745,679
Noble Energy, Inc.:
3.900%, 11/15/2024	3,000,000	3,347,777
5.050%, 11/15/2044	3,000,000	4,221,750
Norfolk Southern Corp.,
3.050%, 05/15/2050	20,000,000	21,789,780
NuStar Logistics LP,
6.750%, 02/01/2021	3,000,000	3,007,500
Nutrien Ltd.:
4.000%, 12/15/2026(1)	10,000,000	11,623,274
4.125%, 03/15/2035(1)	6,550,000	7,800,158
Nutrition & Biosciences, Inc.,
3.468%, 12/01/2050(2)	8,000,000	8,690,202
nVent Finance Sarl:
3.950%, 04/15/2023(1)	11,055,000	11,641,155
4.550%, 04/15/2028(1)	32,435,000	35,229,382
NXP Semiconductors NV,
3.875%, 09/01/2022(1)(2)	9,300,000	9,801,699
Occidental Petroleum Corp.:
2.900%, 08/15/2024	10,000,000	9,625,000
8.500%, 07/15/2027	15,000,000	17,310,750
7.150%, 05/15/2028	7,000,000	7,096,250
7.875%, 09/15/2031	12,790,000	14,260,850
6.450%, 09/15/2036	7,125,000	7,459,875
ONEOK Partners LP,
3.375%, 10/01/2022	4,007,000	4,170,425
ONEOK, Inc.:
4.250%, 02/01/2022	6,450,000	6,639,113
7.500%, 09/01/2023	22,959,000	26,574,967
2.750%, 09/01/2024	8,300,000	8,757,647
Oracle Corp.:
2.800%, 04/01/2027	46,000,000	50,732,389
3.900%, 05/15/2035	7,425,000	9,116,575
Orange SA,
9.000%, 03/01/2031(1)	33,426,000	54,982,813
Oshkosh Corp.,
3.100%, 03/01/2030	5,000,000	5,453,223

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Owens Corning:
4.200%, 12/01/2024	$10,000,000	$11,116,911
3.400%, 08/15/2026	5,000,000	5,521,294
Packaging Corp. of America,
4.500%, 11/01/2023	4,700,000	5,183,084
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,532,010
Penske Truck Leasing Co.:
4.000%, 07/15/2025(2)	20,000,000	22,680,300
1.200%, 11/15/2025(2)	22,800,000	22,995,038
PepsiCo, Inc.,
2.750%, 03/19/2030	9,200,000	10,301,103
PerkinElmer, Inc.,
3.300%, 09/15/2029	25,000,000	28,187,784
Pernod Ricard SA,
4.250%, 07/15/2022(1)(2)	26,700,000	28,189,692
Perrigo Finance Unlimited Co.:
3.900%, 12/15/2024(1)	42,000,000	46,120,708
3.150%, 06/15/2030(1)	18,250,000	19,504,805
Phillips 66:
3.850%, 04/09/2025	8,000,000	8,974,464
2.150%, 12/15/2030	6,000,000	6,091,026
4.650%, 11/15/2034	13,000,000	15,749,964
5.875%, 05/01/2042	5,000,000	6,951,788
4.875%, 11/15/2044	15,000,000	18,918,852
Phillips 66 Partners LP:
3.605%, 02/15/2025	2,000,000	2,161,499
3.150%, 12/15/2029	12,550,000	13,056,276
4.680%, 02/15/2045	2,000,000	2,169,082
Plains All American Pipeline LP / PAA Finance Corp.,
3.550%, 12/15/2029	20,000,000	20,930,078
POSCO:
2.375%, 01/17/2023(1)(2)	5,550,000	5,719,552
4.000%, 08/01/2023(1)(2)	13,000,000	14,017,849
Quanta Services, Inc.,
2.900%, 10/01/2030	10,000,000	10,721,565
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	205,164
Raytheon Technologies Corp.:
7.500%, 09/15/2029	8,188,000	11,885,005
2.250%, 07/01/2030	12,000,000	12,746,334
4.800%, 12/15/2043	7,925,000	10,103,505
3.125%, 07/01/2050	6,000,000	6,616,151

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Regency Energy Partners LP /
Regency Energy Finance Corp.,
4.500%, 11/01/2023	$11,850,000	$12,830,255
Reliance Industries Ltd.,
5.400%, 02/14/2022(1)(2)	3,500,000	3,664,523
Reliance Steel & Aluminum Co.,
1.300%, 08/15/2025	6,100,000	6,195,584
Republic Services, Inc.:
4.750%, 05/15/2023	7,341,000	8,014,110
2.900%, 07/01/2026	5,000,000	5,524,592
Rogers Communications, Inc.,
4.350%, 05/01/2049(1)	10,000,000	12,947,977
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	14,500,000	16,911,670
5.875%, 06/30/2026	55,015,000	66,518,765
5.000%, 03/15/2027	20,300,000	23,935,026
Samarco Mineracao SA:
5.750%, 10/24/2023(1)(2)(9)	5,475,000	3,928,313
5.375%, 09/26/2024(1)(2)(9)	5,125,000	3,664,375
Schlumberger Holdings Corp.,
3.900%, 05/17/2028(2)	11,096,000	12,539,830
Schneider Electric SE,
2.950%, 09/27/2022(1)(2)	5,000,000	5,216,564
Seagate HDD Cayman,
4.875%, 03/01/2024(1)	24,400,000	26,503,280
Shell International Finance BV:
2.375%, 04/06/2025(1)	9,000,000	9,652,502
2.750%, 04/06/2030(1)	8,725,000	9,652,763
Sherwin-Williams Co.,
4.500%, 06/01/2047	10,550,000	14,111,945
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023(1)	54,946,000	58,266,329
Silgan Holdings, Inc.:
4.750%, 03/15/2025	1,000,000	1,016,250
4.125%, 02/01/2028	4,000,000	4,155,000
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	960,000	1,258,275
Smith & Nephew PLC,
2.032%, 10/14/2030(1)	10,000,000	10,187,182
Smithfield Foods, Inc.:
2.650%, 10/03/2021(2)	10,200,000	10,290,157
3.350%, 02/01/2022(2)	31,389,000	31,820,466
5.200%, 04/01/2029(2)	16,566,000	19,723,106
3.000%, 10/15/2030(2)	10,000,000	10,580,768

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	$8,093,000	$8,489,638
Solvay Finance America LLC,
4.450%, 12/03/2025(2)	40,018,000	45,754,076
Sonoco Products Co.,
4.375%, 11/01/2021	1,000,000	1,020,437
Southern Copper Corp.,
7.500%, 07/27/2035	10,000,000	15,251,904
Spectra Energy Partners LP:
3.500%, 03/15/2025	15,150,000	16,705,569
4.500%, 03/15/2045	5,000,000	5,842,834
Standard Industries, Inc.:
4.750%, 01/15/2028(2)	24,408,000	25,689,420
4.375%, 07/15/2030(2)	5,000,000	5,348,650
3.375%, 01/15/2031(2)	5,000,000	5,025,000
Stanley Black & Decker, Inc.,
4.850%, 11/15/2048	4,175,000	5,884,465
Steel Dynamics, Inc.,
2.800%, 12/15/2024	7,000,000	7,525,630
Stericycle, Inc.,
3.875%, 01/15/2029(2)	1,000,000	1,027,500
Sunoco Logistics Partners Operations LP:
3.450%, 01/15/2023	2,000,000	2,086,423
6.100%, 02/15/2042	1,000,000	1,157,099
Suntory Holdings Ltd.,
2.550%, 06/28/2022(1)(2)	2,000,000	2,055,069
Sysco Corp.:
5.650%, 04/01/2025	7,000,000	8,323,011
5.950%, 04/01/2030	18,220,000	23,941,902
Takeda Pharmaceutical Co. Ltd.,
3.175%, 07/09/2050(1)	21,825,000	23,271,422
Targa Resources Partners LP:
6.500%, 07/15/2027	1,000,000	1,085,000
5.000%, 01/15/2028	28,000,000	29,555,680
4.875%, 02/01/2031(2)	500,000	544,795
TC PipeLines LP:
4.375%, 03/13/2025	26,205,000	29,555,379
3.900%, 05/25/2027	25,885,000	29,113,762
Teck Resources Ltd.,
3.900%, 07/15/2030(1)	10,000,000	11,136,925
Telecom Italia Capital SA:
5.303%, 05/30/2024(1)(2)	21,500,000	23,381,250
7.200%, 07/18/2036(1)	3,175,000	4,283,615

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Telefonica Emisiones SA:
5.462%, 02/16/2021(1)	$2,402,000	$2,415,453
4.570%, 04/27/2023(1)	1,000,000	1,093,279
4.103%, 03/08/2027(1)	8,125,000	9,405,809
7.045%, 06/20/2036(1)	4,925,000	7,346,110
5.213%, 03/08/2047(1)	5,000,000	6,409,053
4.895%, 03/06/2048(1)	9,475,000	11,887,249
5.520%, 03/01/2049(1)	12,000,000	16,192,678
TELUS Corp.,
2.800%, 02/16/2027(1)	13,100,000	14,392,758
Tenet Healthcare Corp.,
6.750%, 06/15/2023	1,000,000	1,072,500
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023(1)	24,275,000	24,034,678
3.150%, 10/01/2026(1)	36,000,000	34,605,360
Textron, Inc.,
3.000%, 06/01/2030	15,000,000	16,169,239
Thermo Fisher Scientific, Inc.,
4.133%, 03/25/2025	15,000,000	17,055,562
Timken Co.:
3.875%, 09/01/2024	18,500,000	19,880,742
4.500%, 12/15/2028	6,025,000	6,747,453
T-Mobile USA, Inc.,
4.750%, 02/01/2028	17,250,000	18,541,853
Toll Road Investors Partnership II LP:
0.000%, 02/15/2022(2)	21,200,000	20,424,148
0.000%, 02/15/2025(2)	10,000,000	8,541,720
TransCanada PipeLines Ltd.,
4.750%, 05/15/2038(1)	10,000,000	12,510,150
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042	2,600,000	3,025,767
Transocean, Inc.,
11.500%, 01/30/2027(1)(2)	3,650,000	2,609,750
TreeHouse Foods, Inc.,
4.000%, 09/01/2028	1,500,000	1,551,563
TTX Co.:
4.650%, 06/15/2044(2)	7,710,000	9,856,374
3.900%, 02/01/2045(2)	25,325,000	29,909,378
Tyco Electronics Group SA,
7.125%, 10/01/2037(1)	500,000	755,923
Tyson Foods, Inc.,
5.100%, 09/23/2048	4,650,000	6,694,270
United Rentals North America, Inc.:
5.875%, 09/15/2026	13,000,000	13,763,100
3.875%, 11/15/2027	5,000,000	5,237,500

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
United Rentals North America, Inc.: (cont.)
4.875%, 01/15/2028	$5,000,000	$5,325,000
5.250%, 01/15/2030	5,000,000	5,550,000
4.000%, 07/15/2030	10,000,000	10,525,000
3.875%, 02/15/2031	3,000,000	3,147,150
Universal Health Services, Inc.,
2.650%, 10/15/2030(2)	7,325,000	7,604,181
Upjohn, Inc.:
3.850%, 06/22/2040(2)	10,000,000	11,286,717
4.000%, 06/22/2050(2)	17,000,000	19,476,695
UPMC,
3.600%, 04/03/2025	47,575,000	52,836,407
Utah Acquisition Sub, Inc.,
5.250%, 06/15/2046(1)	4,000,000	5,240,321
Valaris PLC,
5.200%, 03/15/2025(1)(9)	6,000,000	255,000
Vale Canada Ltd.,
7.200%, 09/15/2032(1)	1,600,000	2,192,000
Vale Overseas Ltd.:
6.250%, 08/10/2026(1)	22,000,000	27,280,000
3.750%, 07/08/2030(1)	12,545,000	13,956,438
8.250%, 01/17/2034(1)	425,000	653,013
6.875%, 11/21/2036(1)	12,475,000	18,283,734
6.875%, 11/10/2039(1)	15,850,000	23,596,846
Valero Energy Corp.:
1.200%, 03/15/2024	13,450,000	13,573,795
3.400%, 09/15/2026	17,500,000	19,187,849
6.625%, 06/15/2037	5,000,000	6,650,935
Valero Energy Partners LP,
4.500%, 03/15/2028	20,000,000	22,975,347
Verisk Analytics, Inc.:
5.800%, 05/01/2021	2,585,000	2,629,193
4.000%, 06/15/2025	10,000,000	11,328,019
Verizon Communications, Inc.:
3.000%, 03/22/2027	5,000,000	5,547,222
4.500%, 08/10/2033	15,710,000	19,823,036
4.400%, 11/01/2034	790,000	985,865
4.272%, 01/15/2036	19,793,000	24,548,871
5.250%, 03/16/2037	18,225,000	24,698,338
4.812%, 03/15/2039	38,575,000	50,325,661
4.862%, 08/21/2046	2,500,000	3,378,592
VF Corp.,
2.800%, 04/23/2027	7,000,000	7,656,700
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Vodafone Group PLC:
3.750%, 01/16/2024(1)	$2,184,000	$2,386,582
7.875%, 02/15/2030(1)	16,293,000	24,171,452
6.150%, 02/27/2037(1)	11,825,000	17,048,388
4.375%, 02/19/2043(1)	5,054,000	6,276,839
Volkswagen Group of America Finance LLC:
4.000%, 11/12/2021(2)	9,000,000	9,274,747
4.250%, 11/13/2023(2)	18,000,000	19,796,775
2.850%, 09/26/2024(2)	5,000,000	5,339,965
3.350%, 05/13/2025(2)	15,000,000	16,490,326
1.250%, 11/24/2025(2)	11,075,000	11,184,789
Vulcan Materials Co.:
4.500%, 04/01/2025	3,000,000	3,431,608
3.500%, 06/01/2030	11,050,000	12,692,158
4.700%, 03/01/2048	500,000	645,979
Wabtec Corp.:
4.375%, 08/15/2023	9,750,000	10,289,634
4.400%, 03/15/2024	13,109,000	14,346,161
3.450%, 11/15/2026	33,125,000	36,363,655
4.950%, 09/15/2028	10,205,000	12,107,448
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	8,060,000	8,227,653
3.450%, 06/01/2026	17,000,000	18,802,028
Walmart, Inc.,
4.050%, 06/29/2048	11,975,000	16,250,618
Walt Disney Co.:
3.700%, 09/15/2024	4,025,000	4,467,767
7.430%, 10/01/2026	3,300,000	4,456,511
5.400%, 10/01/2043	5,000,000	7,313,761
4.750%, 09/15/2044	1,950,000	2,676,161
Waste Management, Inc.,
3.900%, 03/01/2035	5,000,000	6,122,295
Western Digital Corp.,
4.750%, 02/15/2026	57,075,000	63,067,875
Western Gas Partners LP,
4.000%, 07/01/2022	17,845,000	18,344,303
Western Midstream Operating LP,
6.000%, 02/01/2050	10,000,000	11,000,000
Westinghouse Air Brake Technologies Corp.,
3.200%, 06/15/2025	10,000,000	10,788,593
WestRock MWV LLC,
8.200%, 01/15/2030	5,012,000	7,142,517
Williams Companies, Inc.:
7.875%, 09/01/2021	5,065,000	5,310,139
3.700%, 01/15/2023	44,375,000	47,007,545

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Williams Companies, Inc.: (cont.)
4.550%, 06/24/2024	$7,629,000	$8,539,562
7.500%, 01/15/2031	120,000	163,128
7.750%, 06/15/2031	3,500,000	4,715,203
8.750%, 03/15/2032	9,275,000	13,567,852
6.300%, 04/15/2040	1,590,000	2,114,603
5.750%, 06/24/2044	2,500,000	3,240,118
Woodside Finance Ltd.,
3.650%, 03/05/2025(1)(2)	15,575,000	16,791,408
WRKCo, Inc.,
3.000%, 09/15/2024	6,000,000	6,460,513
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023(2)	4,000,000	4,058,200
Xerox Corp.,
4.375%, 03/15/2023	35,175,000	36,933,750
Xerox Holdings Corp.,
5.000%, 08/15/2025(2)	1,000,000	1,064,270
Yara International ASA,
3.800%, 06/06/2026(1)(2)	20,250,000	22,606,598
Zimmer Biomet Holdings, Inc.:
3.550%, 04/01/2025	20,000,000	22,091,871
5.750%, 11/30/2039	9,000,000	11,813,684
Zoetis, Inc.:
3.250%, 02/01/2023	24,701,000	25,982,671
4.500%, 11/13/2025	16,275,000	18,997,452
Total Industrials
(Cost $7,970,786,165)		8,797,804,259	29.8%
Utilities
American Water Capital Corp.,
2.800%, 05/01/2030	8,500,000	9,382,994
Appalachian Power Co.,
6.700%, 08/15/2037	1,400,000	1,986,679
Avangrid, Inc.,
3.200%, 04/15/2025	14,000,000	15,326,353
Berkshire Hathaway Energy Co.:
3.500%, 02/01/2025	7,000,000	7,709,472
2.850%, 05/15/2051(2)	10,000,000	10,286,725
Consolidated Edison Co. of New York, Inc.,
4.625%, 12/01/2054	7,600,000	10,122,803
Consumers Energy Co.,
3.500%, 08/01/2051	9,425,000	11,530,004
Dominion Energy, Inc.,
2.450%, 01/15/2023(2)	15,000,000	15,606,459

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Dominion Resources, Inc.,
5.950%, 06/15/2035	$1,880,000	$2,634,383
DTE Electric Company,
2.625%, 03/01/2031	30,200,000	33,434,297
Duquesne Light Holdings, Inc.,
2.532%, 10/01/2030(2)	8,775,000	9,076,684
Edison International,
2.950%, 03/15/2023	5,000,000	5,195,311
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	51,299,000	55,986,258
Enel Finance International NV:
2.875%, 05/25/2022(1)(2)	7,500,000	7,738,286
3.625%, 05/25/2027(1)(2)	27,500,000	31,204,771
3.500%, 04/06/2028(1)(2)	7,000,000	7,972,283
4.875%, 06/14/2029(1)(2)	11,775,000	14,701,605
6.800%, 09/15/2037(1)(2)	3,875,000	5,702,790
6.000%, 10/07/2039(1)(2)	1,836,000	2,619,564
4.750%, 05/25/2047(1)(2)	42,584,000	56,703,022
Engie Energia Chile SA,
3.400%, 01/28/2030(1)(2)	3,000,000	3,251,250
Exelon Corp.:
3.950%, 06/15/2025	15,775,000	17,844,437
7.600%, 04/01/2032	1,650,000	2,398,298
5.100%, 06/15/2045	5,875,000	7,959,352
Exelon Generation Co. LLC,
5.600%, 06/15/2042	6,100,000	6,948,510
FirstEnergy Corp.:
2.650%, 03/01/2030	4,300,000	4,313,637
3.400%, 03/01/2050	11,325,000	10,847,457
Fortis Inc.,
3.055%, 10/04/2026(1)	8,762,000	9,644,161
Infraestructura Energetica Nova SAB de CV,
3.750%, 01/14/2028(1)(2)	5,000,000	5,331,250
KeySpan Corp.,
8.000%, 11/15/2030	1,875,000	2,724,418
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030(2)	10,600,000	10,654,805
Mega Advance Investments Ltd.,
5.000%, 05/12/2021(1)(2)	2,800,000	2,832,396
NiSource, Inc.:
3.600%, 05/01/2030	20,800,000	24,069,212
3.950%, 03/30/2048	11,775,000	14,464,391
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030	9,500,000	10,636,737

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
PSEG Power LLC,
3.000%, 06/15/2021	$25,027,000	$25,264,169
RGS I&M Funding Corp.,
9.820%, 12/07/2022	163,069	167,830
Southern Co.,
2.950%, 07/01/2023	17,400,000	18,425,969
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	6,000,000	6,238,099
Total Utilities
(Cost $445,522,826)		498,937,121	1.7%
Financials
ABN AMRO Bank NV:
7.750%, 05/15/2023(1)(2)	8,000,000	9,160,296
4.750%, 07/28/2025(1)(2)	37,818,000	43,522,883
4.800%, 04/18/2026(1)(2)	47,025,000	55,103,015
AerCap Holdings NV:
4.875%, 01/16/2024(1)	6,708,000	7,323,166
2.875%, 08/14/2024(1)	39,395,000	40,970,249
6.500%, 07/15/2025(1)	15,000,000	17,931,739
AIA Group Ltd.,
3.200%, 03/11/2025(1)(2)	9,000,000	9,709,650
AIG Life Holdings, Inc.,
6.625%, 02/15/2029	16,500,000	21,474,573
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032(2)	2,000,000	3,012,793
Air Lease Corp.:
4.250%, 02/01/2024	8,175,000	8,872,010
2.300%, 02/01/2025	14,150,000	14,648,707
Allstate Corp.,
3.850%, 08/10/2049	10,968,000	13,750,708
Ally Financial, Inc.:
1.450%, 10/02/2023	15,000,000	15,312,286
5.125%, 09/30/2024	13,000,000	14,986,863
5.800%, 05/01/2025	10,000,000	11,874,507
American International Group, Inc.:
4.875%, 06/01/2022	25,951,000	27,533,027
3.750%, 07/10/2025	11,400,000	12,807,844
3.875%, 01/15/2035	15,000,000	17,998,207
6.820%, 11/15/2037	4,173,000	5,928,294
AmSouth Bancorporation,
6.750%, 11/01/2025	1,110,000	1,362,886
Anthem, Inc.:
3.350%, 12/01/2024	7,050,000	7,767,884
2.375%, 01/15/2025	4,075,000	4,358,417

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
ANZ New Zealand (Int’l) Ltd.:
2.750%, 02/03/2021(1)(2)	$10,000,000	$10,019,200
2.125%, 07/28/2021(1)(2)	17,175,000	17,348,046
Aon PLC,
3.875%, 12/15/2025(1)	14,490,000	16,519,456
Assurant, Inc.:
1.501%, 03/26/2021
(3 Month LIBOR USD + 1.250%)(3)	1,916,000	1,916,026
4.900%, 03/27/2028	3,000,000	3,445,996
3.700%, 02/22/2030	7,000,000	7,789,043
Australia & New Zealand Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	32,000,000	35,276,388
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)(1)(2)(3)	14,803,000	15,618,612
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)(1)(2)(3)	13,000,000	13,262,219
Avolon Holdings Funding Ltd.:
5.250%, 05/15/2024(1)(2)	5,000,000	5,438,076
2.875%, 02/15/2025(1)(2)	10,000,000	10,196,666
Banco Bilbao Vizcaya Argentaria SA,
1.125%, 09/18/2025(1)	15,000,000	15,108,371
Banco Santander Chile,
2.700%, 01/10/2025(1)(2)	8,000,000	8,470,080
Banco Santander SA:
3.500%, 04/11/2022(1)	12,000,000	12,461,446
3.848%, 04/12/2023(1)	16,700,000	17,937,784
5.179%, 11/19/2025(1)	11,150,000	13,074,417
Bank of America Corp.:
2.625%, 04/19/2021	17,500,000	17,622,356
3.300%, 01/11/2023	22,650,000	24,013,756
3.004%, 12/20/2023
(3 Month LIBOR USD + 0.790%)(3)	8,352,000	8,790,564
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)(3)	12,575,000	13,633,834
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)(3)	9,650,000	10,506,839
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)(3)	22,000,000	23,815,359
2.456%, 10/22/2025
(3 Month LIBOR USD + 0.870%)(3)	8,000,000	8,528,232
3.366%, 01/23/2026
(3 Month LIBOR USD + 0.810%)(3)	22,700,000	24,990,441
3.248%, 10/21/2027	6,000,000	6,714,556
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)(3)	10,539,000	11,904,265

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bank of America Corp.: (cont.)
2.496%, 02/13/2031
(3 Month LIBOR USD + 0.990%)(3)	$7,000,000	$7,434,467
2.592%, 04/29/2031 (SOFR + 2.150%)(3)	35,000,000	37,511,544
7.750%, 05/14/2038	725,000	1,236,130
Bank of Montreal:
1.900%, 08/27/2021(1)	26,450,000	26,742,687
3.803%, 12/15/2032
(5 Year Swap Rate USD + 1.432%)(1)(3)	5,000,000	5,667,458
Bank of New Zealand,
2.000%, 02/21/2025(1)(2)	15,475,000	16,301,743
Bank of Nova Scotia:
2.450%, 09/19/2022(1)	8,225,000	8,543,627
1.625%, 05/01/2023(1)	11,425,000	11,753,748
4.500%, 12/16/2025(1)	8,048,000	9,383,502
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023(1)(2)	12,475,000	13,481,969
Barclays PLC:
3.250%, 01/12/2021(1)	25,000,000	25,013,490
3.684%, 01/10/2023(1)	22,500,000	23,189,599
4.610%, 02/15/2023
(3 Month LIBOR USD + 1.400%)(1)(3)	10,000,000	10,439,342
4.338%, 05/16/2024
(3 Month LIBOR USD + 1.356%)(1)(3)	5,000,000	5,411,552
3.650%, 03/16/2025(1)	17,350,000	19,087,360
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)(1)(3)	23,400,000	25,599,474
2.852%, 05/07/2026
(3 Month LIBOR USD + 2.452%)(1)(3)	10,000,000	10,739,405
4.337%, 01/10/2028(1)	10,000,000	11,487,879
BBVA USA:
2.875%, 06/29/2022	15,700,000	16,269,625
3.875%, 04/10/2025	45,470,000	50,989,598
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	3,500,000	4,649,824
BGC Partners, Inc.,
4.375%, 12/15/2025	13,000,000	13,750,983
BNP Paribas SA:
3.500%, 03/01/2023(1)(2)	4,000,000	4,256,503
3.375%, 01/09/2025(1)(2)	8,000,000	8,754,783
4.375%, 09/28/2025(1)(2)	14,700,000	16,816,590
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)(1)(2)(3)	42,500,000	45,301,729
2.219%, 06/09/2026 (SOFR + 2.074%)(1)(2)(3)	10,000,000	10,466,317
1.904%, 09/30/2028 (SOFR + 1.609%)(1)(2)(3)	16,000,000	16,266,684

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
BNP Paribas SA: (cont.)
3.052%, 01/13/2031 (SOFR + 1.507%)(1)(2)(3)	$10,500,000	$11,457,893
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)(1)(2)(3)	5,000,000	5,111,632
BNZ International Funding Ltd.:
2.750%, 03/02/2021 (1)(2)	18,750,000	18,824,060
3.375%, 03/01/2023 (1)(2)	24,750,000	26,284,347
BPCE SA:
5.700%, 10/22/2023 (1)(2)	33,770,000	38,222,182
4.625%, 07/11/2024 (1)(2)	3,185,000	3,560,420
5.150%, 07/21/2024 (1)(2)	30,902,000	35,189,251
2.375%, 01/14/2025 (1)(2)	5,000,000	5,284,270
4.500%, 03/15/2025 (1)(2)	40,275,000	45,527,317
1.652%, 10/06/2026 (SOFR + 1.520%)(1)(2)(3)	25,000,000	25,583,316
Brown & Brown, Inc.,
4.500%, 03/15/2029	11,840,000	14,015,434
Canadian Imperial Bank of Commerce,
2.250%, 01/28/2025(1)	8,000,000	8,497,741
Cantor Fitzgerald LP,
4.875%, 05/01/2024(2)	7,525,000	8,377,385
Capital One Financial Corp.:
3.200%, 01/30/2023	5,000,000	5,268,009
3.750%, 07/28/2026	5,000,000	5,672,328
3.650%, 05/11/2027	16,750,000	19,203,266
3.800%, 01/31/2028	6,960,000	8,020,716
Capital One NA,
3.375%, 02/15/2023	54,066,000	57,134,368
Centene Corp.,
3.000%, 10/15/2030	10,000,000	10,599,000
CIT Bank NA,
2.969%, 09/27/2025 (SOFR + 1.715%)(3)	21,219,000	22,226,902
CIT Group, Inc.:
4.125%, 03/09/2021	100,000	100,300
5.000%, 08/01/2023	5,000,000	5,462,500
4.750%, 02/16/2024	13,000,000	14,218,750
5.250%, 03/07/2025	100,000	113,500
Citigroup, Inc.:
2.350%, 08/02/2021	8,125,000	8,219,633
3.142%, 01/24/2023
(3 Month LIBOR USD + 0.722%)(3)	10,000,000	10,282,880
2.876%, 07/24/2023
(3 Month LIBOR USD + 0.950%)(3)	12,450,000	12,932,843
1.655%, 09/01/2023
(3 Month LIBOR USD + 1.430%)(3)	8,000,000	8,136,866

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Citigroup, Inc.: (cont.)
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)(3)	$11,000,000	$11,958,934
3.700%, 01/12/2026	4,700,000	5,340,883
3.106%, 04/08/2026 (SOFR + 2.750%)(3)	15,000,000	16,388,431
3.200%, 10/21/2026	10,931,000	12,217,226
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)(3)	30,000,000	34,382,355
2.572%, 06/03/2031 (SOFR + 2.107%)(3)	50,000,000	53,293,008
Citizens Bank NA:
2.550%, 05/13/2021	6,175,000	6,213,132
2.250%, 04/28/2025	9,000,000	9,549,630
Citizens Financial Group, Inc.:
2.850%, 07/27/2026	23,400,000	26,042,498
3.250%, 04/30/2030	40,000,000	45,075,981
CNA Financial Corp.:
7.250%, 11/15/2023	12,400,000	14,703,488
4.500%, 03/01/2026	21,125,000	24,851,545
3.450%, 08/15/2027	9,000,000	10,195,667
CNO Financial Group, Inc.,
5.250%, 05/30/2025	18,640,000	21,636,883
Comerica Bank,
4.000%, 07/27/2025	21,425,000	24,175,577
Commonwealth Bank of Australia:
4.500%, 12/09/2025(1)(2)	19,000,000	21,919,698
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)(1)(2)(3)	35,000,000	38,451,397
Cooperatieve Rabobank UA:
3.875%, 02/08/2022(1)	4,150,000	4,315,243
4.625%, 12/01/2023(1)	7,229,000	8,057,093
4.375%, 08/04/2025(1)	11,805,000	13,472,762
3.750%, 07/21/2026(1)	36,000,000	40,685,778
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	23,225,000	23,931,575
3.750%, 04/24/2023(1)(2)	8,375,000	8,990,385
3.250%, 10/04/2024(1)(2)	8,575,000	9,301,966
4.375%, 03/17/2025(1)(2)	37,093,000	41,631,922
1.907%, 06/16/2026 (SOFRINDX + 1.676%)(1)(2)(3)	7,000,000	7,260,448
3.250%, 01/14/2030(1)(2)	5,000,000	5,486,072
Credit Suisse Group AG:
3.574%, 01/09/2023(1)(2)	9,000,000	9,272,772
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)(1)(2)(3)	6,000,000	6,500,534
2.593%, 09/11/2025 (SOFR + 1.560%)(1)(2)(3)	13,700,000	14,416,146
2.193%, 06/05/2026 (SOFR + 2.044%)(1)(2)(3)	10,000,000	10,450,524

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Credit Suisse Group AG: (cont.)
4.282%, 01/09/2028(1)(2)	$16,750,000	$19,356,550
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)(1)(2)(3)	10,850,000	12,288,724
4.194%, 04/01/2031 (SOFR + 3.730%)(1)(2)(3)	20,000,000	23,539,472
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	21,400,000	23,047,600
3.750%, 03/26/2025(1)	15,000,000	16,653,142
4.550%, 04/17/2026(1)	5,000,000	5,882,498
CyrusOne LP / CyrusOne Finance Corp.:
2.900%, 11/15/2024	10,000,000	10,676,100
3.450%, 11/15/2029	1,485,000	1,597,459
2.150%, 11/01/2030	11,000,000	10,721,590
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	14,175,000	14,631,719
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)(1)(2)(3)	20,450,000	20,542,328
Deutsche Bank AG:
3.150%, 01/22/2021(1)	16,954,000	16,972,804
3.375%, 05/12/2021(1)	5,450,000	5,502,470
4.250%, 10/14/2021(1)	29,900,000	30,660,265
5.000%, 02/14/2022(1)	10,000,000	10,455,287
3.300%, 11/16/2022(1)	17,625,000	18,380,045
3.950%, 02/27/2023(1)	14,875,000	15,804,383
5.882%, 07/08/2031 (SOFR + 5.438%)(1)(3)	30,000,000	35,967,704
3.547%, 09/18/2031 (SOFR + 3.043%)(1)(3)	10,000,000	10,837,412
Digital Realty Trust LP:
4.450%, 07/15/2028	7,000,000	8,416,354
3.600%, 07/01/2029	41,950,000	48,095,280
Discover Bank:
3.350%, 02/06/2023	7,000,000	7,386,314
4.682%, 08/09/2028
(5 Year Swap Rate USD + 1.730%)(3)	6,500,000	6,909,500
4.650%, 09/13/2028	23,225,000	27,783,573
Discover Financial Services:
3.950%, 11/06/2024	25,000,000	27,760,902
4.100%, 02/09/2027	13,379,000	15,413,685
DNB Bank ASA,
1.127%, 09/16/2026
(5 Year CMT Rate + 0.850%)(1)(2)(3)	10,000,000	10,105,969
First Horizon National Corp.,
4.000%, 05/26/2025	30,000,000	33,515,570
First Republic Bank,
4.625%, 02/13/2047	1,850,000	2,441,903

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Five Corners Funding Trust II,
2.850%, 05/15/2030(2)	$10,000,000	$11,062,110
FMR LLC:
4.950%, 02/01/2033(2)	4,235,000	5,698,558
6.500%, 12/14/2040(2)	1,820,000	2,825,562
GE Capital Funding LLC:
4.050%, 05/15/2027(2)	10,000,000	11,439,940
4.550%, 05/15/2032(2)	10,000,000	12,001,181
GE Capital International Funding Co. Unlimited Co.:
3.373%, 11/15/2025(1)	5,000,000	5,549,347
4.418%, 11/15/2035(1)	51,000,000	60,870,847
Globe Life, Inc.:
3.800%, 09/15/2022	1,275,000	1,343,920
4.550%, 09/15/2028	9,350,000	11,220,728
Goldman Sachs Group, Inc.:
5.250%, 07/27/2021	1,100,000	1,130,888
5.750%, 01/24/2022	15,100,000	15,960,636
1.824%, 11/29/2023
(3 Month LIBOR USD + 1.600%(3)	10,000,000	10,342,610
3.500%, 01/23/2025	9,400,000	10,374,398
3.500%, 04/01/2025	10,000,000	11,109,897
3.272%, 09/29/2025
(3 Month LIBOR USD + 1.201%)(3)	24,000,000	26,290,211
3.814%, 04/23/2029
(3 Month LIBOR USD + 1.158%)(3)	17,875,000	20,688,889
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)(3)	15,050,000	17,854,765
6.345%, 02/15/2034	125,000	174,599
6.750%, 10/01/2037	300,000	459,048
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	11,215,000	14,966,980
3.700%, 01/22/2070(2)	14,000,000	15,694,545
4.850%, 01/24/2077(2)	15,693,000	22,007,925
Harborwalk Funding Trust,
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%)(2)(3)	10,000,000	12,984,154
Hartford Financial Services Group, Inc.:
6.100%, 10/01/2041	2,925,000	4,374,563
3.600%, 08/19/2049	15,725,000	18,452,924
High Street Funding Trust I,
4.111%, 02/15/2028(2)	9,000,000	10,377,630
High Street Funding Trust II,
4.682%, 02/15/2048(2)	7,000,000	8,974,630
Highmark, Inc.,
4.750%, 05/15/2021(2)	7,800,000	7,926,699

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
HSBC Holdings PLC:
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)(1)(3)	$30,996,000	$32,017,200
3.600%, 05/25/2023(1)	6,000,000	6,453,674
3.950%, 05/18/2024
(3 Month LIBOR USD + 0.987%)(1)(3)	9,000,000	9,708,007
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)(1)(3)	5,200,000	5,677,492
1.645%, 04/18/2026 (SOFR + 1.538%)(1)(3)	8,125,000	8,309,938
1.589%, 05/24/2027 (SOFR + 1.290%)(1)(3)	10,000,000	10,169,172
2.013%, 09/22/2028 (SOFR + 1.732%)(1)(3)	25,000,000	25,593,172
4.583%, 06/19/2029
(3 Month LIBOR USD + 1.535%)(1)(3)	17,125,000	20,259,767
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)(1)(3)	4,775,000	5,513,932
Humana, Inc.,
8.150%, 06/15/2038	8,983,000	14,363,465
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	10,725,000	10,758,090
2.300%, 01/14/2022	6,951,000	7,076,215
2.625%, 08/06/2024	1,500,000	1,602,948
ING Groep NV,
3.150%, 03/29/2022(1)	4,000,000	4,136,752
Invesco Finance PLC,
3.125%, 11/30/2022(1)	5,500,000	5,776,401
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,000,000	10,751,510
Jefferies Group LLC:
4.850%, 01/15/2027	15,750,000	18,423,618
6.450%, 06/08/2027	1,300,000	1,648,061
4.150%, 01/23/2030	30,200,000	35,200,368
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	17,615,000	20,765,460
JPMorgan Chase & Co.:
3.200%, 01/25/2023	5,350,000	5,663,578
1.445%, 10/24/2023
(3 Month LIBOR USD + 1.230%)(3)	10,000,000	10,179,111
3.559%, 04/23/2024
(3 Month LIBOR USD + 0.730%)(3)	15,575,000	16,693,530
3.125%, 01/23/2025	21,850,000	23,931,409
2.301%, 10/15/2025 (SOFR + 1.160%)(3)	19,859,000	21,080,846
2.005%, 03/13/2026 (SOFR + 1.585%)(3)	17,000,000	17,856,661
2.083%, 04/22/2026 (SOFR + 1.850%)(3)	71,000,000	74,984,985
1.045%, 11/19/2026 (SOFR + 0.800%)(3)	18,500,000	18,709,050
2.522%, 04/22/2031 (SOFR + 2.040%)(3)	30,500,000	32,783,293

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
KeyBank NA,
3.400%, 05/20/2026	$21,575,000	$24,223,774
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	77,403,000	81,788,505
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035(2)	750,000	1,122,135
3.951%, 10/15/2050(2)	900,000	1,077,753
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	375,000	602,905
Life Storage LP:
3.875%, 12/15/2027	2,575,000	2,942,032
2.200%, 10/15/2030	6,950,000	7,094,356
Lincoln National Corp.:
3.400%, 01/15/2031	23,000,000	26,356,321
6.300%, 10/09/2037	2,190,000	3,018,667
Lloyds Bank PLC:
4.050%, 08/16/2023(1)	6,575,000	7,185,014
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)(1)(3)	21,520,000	22,482,803
3.870%, 07/09/2025 (1 Year CMT Rate + 3.500%)(1)(3)	15,000,000	16,537,284
3.750%, 01/11/2027(1)	7,800,000	8,845,355
4.375%, 03/22/2028(1)	15,000,000	17,852,182
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)(1)(3)	21,550,000	24,335,158
Macquarie Bank Ltd.:
6.625%, 04/07/2021(1)(2)	275,000	279,292
4.875%, 06/10/2025(1)(2)	7,800,000	8,850,832
3.624%, 06/03/2030(1)(2)	28,805,000	31,534,685
Macquarie Group Ltd.:
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)(1)(2)(3)	35,850,000	37,477,636
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)(1)(2)(3)	21,000,000	22,564,607
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	15,000,000	17,447,416
2.484%, 05/19/2027(1)	15,225,000	16,522,436
Marsh & McLennan Companies, Inc.:
4.800%, 07/15/2021	1,000,000	1,013,784
3.300%, 03/14/2023	6,875,000	7,278,619
3.750%, 03/14/2026	9,225,000	10,466,908
5.875%, 08/01/2033	3,729,000	5,363,384
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023(2)	3,184,000	3,607,222
3.729%, 10/15/2070(2)	19,253,000	21,256,537
4.900%, 04/01/2077(2)	8,000,000	10,989,819

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
MBIA Insurance Corp.,
11.497%, 01/15/2033
(3 Month LIBOR USD + 11.260%)(2)(3)(9)	$700,000	$245,000
MetLife, Inc.:
4.875%, 11/13/2043	3,375,000	4,801,460
4.050%, 03/01/2045	9,025,000	11,571,395
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	3,725,000	4,821,533
Mitsubishi UFJ Financial Group, Inc.:
2.190%, 09/13/2021(1)	11,039,000	11,180,741
3.455%, 03/02/2023(1)	15,000,000	15,982,358
2.801%, 07/18/2024(1)	10,000,000	10,719,386
2.193%, 02/25/2025(1)	11,500,000	12,148,549
Mizuho Financial Group, Inc.:
2.953%, 02/28/2022(1)	9,750,000	10,041,798
2.601%, 09/11/2022(1)	5,000,000	5,188,922
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)(1)(3)	9,000,000	9,785,798
2.555%, 09/13/2025
(3 Month LIBOR USD + 1.100%)(1)(3)	20,000,000	21,126,387
3.170%, 09/11/2027(1)	24,650,000	27,501,062
1.979%, 09/08/2031
(3 Month LIBOR USD + 1.270%)(1)(3)	13,250,000	13,485,459
Morgan Stanley:
3.125%, 01/23/2023	15,000,000	15,830,549
3.750%, 02/25/2023	1,000,000	1,072,171
1.615%, 10/24/2023
(3 Month LIBOR USD + 1.400%)(3)	10,000,000	10,189,847
3.737%, 04/24/2024
(3 Month LIBOR USD + 0.847%)(3)	25,000,000	26,898,938
3.700%, 10/23/2024	5,000,000	5,563,991
2.720%, 07/22/2025 (SOFR + 1.152%)(3)	15,000,000	16,043,654
4.000%, 07/23/2025	2,500,000	2,860,930
3.875%, 01/27/2026	7,000,000	8,029,518
2.188%, 04/28/2026 (SOFR + 1.990%)(3)	40,000,000	42,249,679
3.125%, 07/27/2026	13,175,000	14,726,573
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)(3)	15,350,000	17,525,017
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	1,150,000	1,203,051
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	53,625,000	54,516,646
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)(1)(2)(3)	5,000,000	5,615,103

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
National Securities Clearing Corp.,
1.500%, 04/23/2025(2)	$13,000,000	$13,457,038
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)(1)(2)(3)	14,500,000	15,426,177
3.900%, 07/21/2025(1)(2)	8,100,000	9,125,340
4.000%, 09/14/2026(1)(2)	63,424,000	70,607,326
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)(1)(2)(3)	1,425,000	1,655,829
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)(1)(2)(3)	10,125,000	11,796,155
4.125%, 10/18/2032
(5 Year Mid Swap Rate USD + 1.849%)(1)(2)(3)	8,000,000	8,749,028
Nationwide Financial Services, Inc.:
5.375%, 03/25/2021(2)	15,088,000	15,251,920
3.900%, 11/30/2049(2)	17,500,000	19,489,565
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033(2)	5,600,000	8,098,590
9.375%, 08/15/2039(2)	27,409,000	47,720,951
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024(2)	3,200,000	3,829,643
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	25,105,000	38,923,004
4.450%, 05/15/2069(2)	10,000,000	13,437,082
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	10,000,000	10,679,688
1.851%, 07/16/2025(1)	15,000,000	15,589,144
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	16,000,000	17,741,075
People’s United Bank NA,
4.000%, 07/15/2024	4,400,000	4,743,047
Pine Street Trust I,
4.572%, 02/15/2029(2)	5,000,000	5,927,633
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,215,000	1,274,770
3.125%, 05/15/2023	3,675,000	3,906,310
Protective Life Corp.,
4.300%, 09/30/2028(2)	4,105,000	4,798,447
Prudential Financial, Inc.,
3.878%, 03/27/2028	11,025,000	12,963,463
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	21,011,000	27,234,712
Raymond James Financial, Inc.:
3.625%, 09/15/2026	425,000	487,544
4.950%, 07/15/2046	15,000,000	20,556,721
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Realty Income Corp.,
3.875%, 04/15/2025	$10,000,000	$11,264,487
Regions Bank,
6.450%, 06/26/2037	3,864,000	5,464,403
Regions Financial Corp.:
3.800%, 08/14/2023	19,737,000	21,410,785
2.250%, 05/18/2025	16,650,000	17,656,948
Reliance Standard Life Global Funding II:
3.050%, 01/20/2021(2)	10,954,000	10,966,552
2.625%, 07/22/2022(2)	9,700,000	9,970,306
2.500%, 10/30/2024(2)	20,000,000	20,743,872
Rexford Industrial Realty LP,
2.125%, 12/01/2030	10,000,000	10,013,124
Royal Bank of Canada,
4.650%, 01/27/2026(1)	29,930,000	35,333,237
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%(1)(3)	62,335,000	64,719,223
4.519%, 06/25/2024
(3 Month LIBOR USD + 1.550%(1)(3)	17,475,000	19,079,390
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)(1)(3)	8,300,000	9,182,217
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)(1)(3)	5,150,000	6,189,000
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)(1)(3)	11,000,000	13,104,750
Santander Holdings USA, Inc.:
3.400%, 01/18/2023	5,750,000	6,039,697
3.450%, 06/02/2025	10,000,000	10,921,045
Santander UK Group Holdings PLC:
2.875%, 08/05/2021(1)	9,375,000	9,506,302
3.823%, 11/03/2028
(3 Month LIBOR USD + 1.400%)(1)(3)	6,000,000	6,767,482
Santander UK PLC:
5.000%, 11/07/2023(1)(2)	36,375,000	40,152,748
4.000%, 03/13/2024(1)	7,700,000	8,516,509
SMBC Aviation Capital Finance DAC,
3.550%, 04/15/2024(1)(2)	15,000,000	15,933,276
Societe Generale SA:
4.250%, 09/14/2023(1)(2)	9,725,000	10,606,070
5.000%, 01/17/2024(1)(2)	18,000,000	19,868,834
3.875%, 03/28/2024(1)(2)	10,000,000	10,902,883
2.625%, 10/16/2024(1)(2)	14,575,000	15,443,420
2.625%, 01/22/2025(1)(2)	34,600,000	36,644,497
4.250%, 04/14/2025(1)(2)	21,975,000	24,208,162

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Societe Generale SA: (cont.)
4.250%, 08/19/2026(1)(2)	$18,572,000	$20,782,548
1.488%, 12/14/2026
(1 Year CMT Rate + 1.100%)(1)(2)(3)	6,800,000	6,860,072
Standard Chartered PLC:
3.050%, 01/15/2021(1)(2)	14,000,000	14,010,508
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)(1)(2)(3)	17,600,000	18,721,028
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)(1)(2)(3)	40,500,000	43,918,502
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)(1)(2)(3)	8,800,000	9,321,471
4.644%, 04/01/2031
(5 Year CMT Rate + 3.850%)(1)(2)(3)	7,000,000	8,467,898
5.700%, 03/26/2044(1)(2)	14,000,000	18,778,821
State Street Corp.,
2.901%, 03/30/2026 (SOFR + 2.600%)(3)	12,975,000	14,133,926
Stifel Financial Corp.:
4.250%, 07/18/2024	19,615,000	22,037,646
4.000%, 05/15/2030	6,325,000	7,227,817
Sumitomo Mitsui Banking Corp.,
3.000%, 01/18/2023(1)	2,500,000	2,630,897
Sumitomo Mitsui Financial Group, Inc.:
2.784%, 07/12/2022(1)	13,325,000	13,814,398
3.102%, 01/17/2023(1)	16,125,000	17,012,266
2.696%, 07/16/2024(1)	10,400,000	11,103,536
2.448%, 09/27/2024(1)	20,000,000	21,300,172
SunTrust Banks, Inc.:
3.689%, 08/02/2024
(3 Month LIBOR USD + 0.735%)(3)	6,345,000	6,871,400
3.300%, 05/15/2026	28,734,000	32,129,421
Swedbank AB,
2.650%, 03/10/2021(1)(2)	7,025,000	7,054,463
Synchrony Financial:
3.750%, 08/15/2021	16,825,000	17,065,826
4.250%, 08/15/2024	33,325,000	36,821,352
4.500%, 07/23/2025	12,795,000	14,393,952
3.700%, 08/04/2026	5,388,000	5,980,300
3.950%, 12/01/2027	43,000,000	48,230,147
Synovus Financial Corp.,
3.125%, 11/01/2022	19,588,000	20,338,631
Travelers Companies, Inc.,
2.550%, 04/27/2050	8,775,000	9,237,397
Trinity Acquisition PLC:
4.400%, 03/15/2026(1)	15,776,000	18,380,418
6.125%, 08/15/2043(1)	22,605,000	33,487,438

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
UBS Group Funding Switzerland AG:
2.650%, 02/01/2022(1)(2)	$10,000,000	$10,254,224
3.491%, 05/23/2023(1)(2)	34,075,000	35,459,237
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)(1)(2)(3)	31,700,000	32,862,517
4.125%, 09/24/2025(1)(2)	6,500,000	7,442,877
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	16,314,525
Voya Financial, Inc.,
3.650%, 06/15/2026	7,102,000	8,122,740
Wells Fargo & Co.:
3.069%, 01/24/2023	12,000,000	12,342,497
1.444%, 10/31/2023
(3 Month LIBOR USD + 1.230%)(3)	10,000,000	10,157,998
1.654%, 06/02/2024 (SOFR + 1.600%)(3)	12,375,000	12,720,058
3.000%, 02/19/2025	5,225,000	5,680,328
2.406%, 10/30/2025
(3 Month LIBOR USD + 0.825%)(3)	10,000,000	10,573,701
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)(3)	15,000,000	15,773,117
3.000%, 04/22/2026	4,000,000	4,402,390
2.393%, 06/02/2028 (SOFR + 2.100%)(3)	9,236,000	9,832,849
3.068%, 04/30/2041 (SOFR + 2.530%)(3)	35,000,000	38,072,966
5.013%, 04/04/2051
(3 Month LIBOR USD + 4.240%)(3)	8,000,000	11,369,737
Westpac Banking Corp.:
2.100%, 05/13/2021(1)	13,300,000	13,392,077
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)(1)(3)	18,059,000	18,931,867
4.322%, 11/23/2031
(5 Year Mid Swap Rate USD + 2.236%)(1)(3)	10,000,000	11,402,751
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)(1)(3)	10,000,000	11,411,259
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)(1)(3)	10,000,000	10,301,600
Willis North America, Inc.:
2.950%, 09/15/2029	10,600,000	11,597,648
5.050%, 09/15/2048	15,000,000	21,098,729
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	20,329,000	20,533,711
Total Financials
(Cost $5,567,936,454)		6,064,934,808	20.6%
Total Corporate Bonds
(Cost $13,984,245,445)		15,361,676,188	52.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Bellevue Union School District,
5.000%, 08/01/2028	$625,000	$743,775
Brazos Higher Education Authority, Inc.:
1.931%, 04/01/2024	1,000,000	1,036,300
1.981%, 04/01/2025	1,000,000	1,044,400
2.076%, 04/01/2026	1,000,000	1,052,450
2.176%, 04/01/2027	1,300,000	1,336,413
2.310%, 04/01/2028	1,000,000	1,029,180
2.410%, 04/01/2029	2,360,000	2,416,144
2.510%, 04/01/2030	1,175,000	1,199,311
2.760%, 04/01/2040 (Callable 04/01/2030)	2,285,000	2,259,682
California Housing Finance Agency,
2.794%, 08/01/2036 (Callable 08/01/2025)	8,685,000	8,834,903
California Qualified School
Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,880,008
7.155%, 03/01/2027	1,700,000	2,046,613
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,726,290
City of Vernon CA,
4.500%, 08/01/2022	7,500,000	7,790,700
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,582,050
County of Hamilton OH,
3.756%, 06/01/2042	25,725,000	28,960,948
County of Riverside CA,
2.667%, 02/15/2025	15,000,000	15,906,000
Great Lakes Water Authority,
2.615%, 07/01/2036	20,000,000	21,012,000
Hillsborough City School District:
0.000%, 09/01/2036 (Callable 09/01/2021)	10,000,000	5,179,200
0.000%, 09/01/2042 (Callable 09/01/2021)	10,000,000	3,867,900
Illinois International Port District,
5.000%, 01/01/2035 (Callable 01/01/2026)(2)	3,750,000	3,466,912
Iowa Student Loan Liquidity Corp.,
2.989%, 12/01/2039 (Callable 12/01/2029)	5,600,000	5,780,712
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 02/01/2021)	1,660,000	1,684,585
Massachusetts Educational Financing Authority,
3.775%, 07/01/2035 (Callable 07/01/2029)	10,000,000	10,753,100
Michigan Finance Authority,
4.600%, 10/01/2022	8,990,000	9,127,097

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Housing Finance Agency:
2.680%, 10/01/2046 (Callable 01/01/2026)	$19,220,073	$19,833,193
2.650%, 11/01/2046 (Callable 01/01/2026)	18,566,709	19,159,359
New Hampshire Business Finance Authority,
2.872%, 07/01/2035 (Callable 01/01/2035)	18,285,000	19,002,321
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	1,300,000	1,311,115
3.750%, 07/01/2034 (Callable 07/01/2023)	1,570,000	1,597,805
New Jersey Turnpike Authority,
3.223%, 01/01/2036 (Callable 07/01/2025)(2)	40,000,000	42,409,200
North Carolina Housing Finance Agency:
2.870%, 07/01/2032 (Callable 01/01/2024)	2,030,000	2,073,868
2.812%, 07/01/2035 (Callable 01/01/2024)	2,535,000	2,580,022
North East Independent School District,
5.240%, 08/01/2027	3,000,000	3,844,740
Public Finance Authority,
0.000%, 12/15/2027	19,290,000	14,553,533
Rhode Island Housing & Mortgage Finance Corp.,
2.913%, 10/01/2039 (Callable 10/01/2023)	1,190,000	1,203,233
Rhode Island Student Loan Authority:
2.100%, 12/01/2022	1,125,000	1,127,565
2.200%, 12/01/2023	1,400,000	1,406,174
2.400%, 12/01/2024	1,165,000	1,173,772
2.530%, 12/01/2025	2,310,000	2,334,532
2.730%, 12/01/2026	1,490,000	1,506,912
5.000%, 12/01/2026	1,200,000	1,463,028
2.875%, 12/01/2027	1,800,000	1,818,036
5.000%, 12/01/2027	1,130,000	1,395,923
5.000%, 12/01/2028	1,265,000	1,576,506
5.000%, 12/01/2029	1,295,000	1,620,654
3.625%, 12/01/2037 (Callable 12/01/2030)	6,000,000	6,382,500
State of Illinois,
6.200%, 07/01/2021	3,977,500	4,045,436
Suburban Hospital Healthcare System, Inc.,
7.865%, 02/15/2027	8,755,000	10,425,542
Tennessee Energy Acquisition Corp.,
4.000%, 05/01/2048(4)	16,965,000	18,251,626
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 02/01/2021)	1,350,000	1,353,685
Toll Road Investors Partnership II LP,
0.000%, 02/15/2027(2)	17,855,000	13,389,388
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	5,931,965

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Western Michigan University Homer
Stryker MD School of Medicine,
4.750%, 11/15/2028	$12,900,000	$15,036,240
Westlake City School District,
5.227%, 12/01/2026 (Callable 02/01/2021)	1,160,000	1,163,062
Total Municipal Bonds
(Cost $347,510,405)		361,687,608	1.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1991-43, Class J, 7.000%, 05/25/2021	803	807
Series 1991-65, Class Z, 6.500%, 06/25/2021	284	285
Series 1992-129, Class L, 6.000%, 07/25/2022	6,710	6,850
Series 1993-32, Class H, 6.000%, 03/25/2023	3,171	3,306
Series 1993-58, Class H, 5.500%, 04/25/2023	13,744	14,230
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2021	418	422
6.500%, 12/01/2028	9,074	10,195
6.500%, 06/01/2029	3,772	4,227
3.000%, 10/01/2030	23,277,438	24,950,493
3.000%, 02/01/2032	36,388,884	39,115,283
3.500%, 05/01/2032	17,023,531	18,408,368
3.000%, 07/01/2032	7,706,352	8,170,852
3.000%, 10/01/2032	5,767,459	6,116,592
3.000%, 11/01/2032	9,207,706	9,764,904
3.000%, 12/01/2032	9,813,354	10,408,755
3.000%, 01/01/2033	4,324,320	4,586,155
3.000%, 04/01/2033	4,668,932	4,951,149
3.500%, 01/01/2034	16,528,398	17,860,305
3.000%, 05/01/2035	13,414,379	14,148,921
3.000%, 10/01/2035	11,600,870	12,265,529
5.000%, 03/01/2036	3,368,019	3,914,124
5.500%, 04/01/2037	73,072	85,929
5.500%, 04/01/2038	45,483	53,434
5.500%, 05/01/2038	74,023	87,049
5.500%, 01/01/2039	12,094,035	14,119,754
4.500%, 11/01/2039	402,903	450,599
4.500%, 11/01/2039	1,382,097	1,545,626
4.500%, 08/01/2040	1,900,258	2,129,611
4.500%, 08/01/2040	1,376,206	1,540,290
4.000%, 10/01/2040	15,047,294	16,586,553
4.000%, 01/01/2041	9,885,196	10,847,064
3.500%, 06/01/2042	2,627,786	2,835,741
3.500%, 06/01/2042	3,995,914	4,299,933

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
3.500%, 07/01/2042	$14,919,945	$16,045,545
3.500%, 07/01/2042	22,199,522	23,881,585
3.000%, 08/01/2042	13,425,856	14,242,591
3.500%, 09/01/2042	8,684,680	9,370,570
3.000%, 11/01/2042	37,182,815	40,367,981
3.500%, 12/01/2042	14,272,653	15,473,314
3.000%, 01/01/2043	24,073,424	25,603,049
3.000%, 02/01/2043	4,629,088	4,922,615
3.500%, 02/01/2043	11,424,311	12,548,658
3.000%, 03/01/2043	12,480,539	13,495,052
3.000%, 04/01/2043	9,402,111	10,207,778
3.000%, 04/01/2043	9,696,614	10,313,164
3.000%, 06/01/2043	7,788,471	8,284,754
3.000%, 08/01/2043	18,093,772	19,280,901
4.500%, 12/01/2043	7,802,756	8,726,665
3.500%, 05/01/2044	29,286,529	32,025,093
3.500%, 08/01/2044	13,826,257	14,949,954
3.500%, 08/01/2044	21,037,860	22,802,008
4.000%, 09/01/2044	7,689,906	8,380,245
4.000%, 10/01/2044	12,621,635	13,851,075
3.500%, 01/01/2045	17,098,574	18,585,033
4.000%, 02/01/2045	8,677,117	9,486,780
3.500%, 06/01/2045	18,352,779	20,069,850
3.500%, 07/01/2045	15,793,967	17,112,434
3.000%, 10/01/2045	23,665,690	25,175,969
4.000%, 10/01/2045	12,352,088	13,431,972
3.500%, 12/01/2045	14,784,988	15,821,261
4.000%, 12/01/2045	5,015,852	5,439,254
3.000%, 01/01/2046	69,713,566	76,096,073
3.500%, 01/01/2046	35,220,437	38,252,088
4.000%, 02/01/2046	6,776,912	7,342,148
4.000%, 02/01/2046	16,571,000	18,219,743
3.500%, 03/01/2046	4,811,749	5,223,456
4.000%, 05/01/2046	603,612	654,274
3.500%, 08/01/2046	57,814,855	63,156,425
4.000%, 08/01/2046	9,070,715	9,972,804
3.000%, 10/01/2046	52,165,082	56,157,392
3.000%, 10/01/2046	70,595,409	76,426,657
4.500%, 11/01/2046	52,533,361	58,921,652
4.000%, 01/01/2047	32,709,272	36,082,938
3.000%, 02/01/2047	29,179,011	31,435,930
3.000%, 05/01/2047	57,727,729	62,290,844
3.500%, 08/01/2047	17,209,561	18,702,675
3.500%, 03/01/2048	5,934,294	6,385,056

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
4.000%, 06/01/2048	$51,145,770	$57,250,556
4.000%, 08/01/2048	21,519,336	23,308,919
3.000%, 12/01/2049	151,002,276	161,531,468
4.000%, 05/01/2050	104,685,780	115,425,211
3.000%, 06/01/2050	42,178,019	45,230,445
Federal Home Loan Mortgage Corp. (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	70	70
Series 1122, Class G, 7.000%, 08/15/2021	265	269
Series 1186, Class I, 7.000%, 12/15/2021	1,001	1,020
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	31	32
2.500%, 12/01/2027	8,363,549	8,741,946
5.000%, 05/01/2028	23,374	26,071
6.500%, 09/01/2028	6,835	7,657
6.500%, 02/01/2029	15,491	17,423
3.000%, 07/01/2029	12,072,583	12,689,561
4.500%, 07/01/2030	2,615,118	2,890,139
3.000%, 08/01/2030	17,995,844	19,210,210
3.000%, 01/01/2031	49,974,759	53,395,807
4.000%, 11/01/2031	12,264,289	13,393,403
3.500%, 01/01/2032	28,950,786	30,856,893
5.500%, 01/01/2032	6,151	7,070
2.500%, 07/01/2032	19,737,284	21,026,395
3.000%, 11/01/2032	5,790,256	6,097,450
2.500%, 12/01/2032	69,415,757	72,526,716
3.000%, 04/01/2033	9,978,841	10,547,466
3.000%, 05/01/2033	9,833,938	10,397,714
3.500%, 09/01/2033	48,429,822	53,203,094
5.000%, 09/01/2033	7,497,915	8,640,462
4.500%, 10/01/2033	15,814,498	17,485,989
3.000%, 11/01/2033	77,848,262	84,403,402
4.000%, 01/01/2034	8,747,968	9,553,953
5.500%, 04/01/2034	488,516	564,825
4.000%, 09/01/2034	12,312,362	13,443,787
5.500%, 09/01/2034	22,017	25,743
5.000%, 02/01/2035	8,503,526	9,828,043
5.000%, 02/01/2035	12,111,486	14,043,050
5.500%, 02/01/2035	19,319	22,652
5.000%, 04/01/2035	868,382	1,008,870
5.000%, 07/01/2035	2,501,485	2,905,804
5.000%, 02/01/2036	1,528,674	1,776,555
5.000%, 03/01/2036	704,490	818,743
5.500%, 04/01/2036	2,276,166	2,675,136
4.000%, 05/01/2037	40,995,668	44,299,259

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
3.500%, 08/01/2037	$24,521,573	$26,248,248
2.500%, 04/01/2038	46,469,512	49,374,204
6.000%, 05/01/2038	3,719,907	4,394,722
4.500%, 04/01/2039	12,179,455	13,656,233
4.000%, 06/01/2039	8,022,151	8,820,956
5.000%, 06/01/2039	10,922,412	12,571,021
4.500%, 01/01/2040	2,485,443	2,746,617
4.500%, 01/01/2040	5,513,538	6,190,844
5.000%, 06/01/2040	8,588,753	9,906,058
4.000%, 08/01/2040	651,924	714,735
4.500%, 08/01/2040	2,970,691	3,332,655
4.500%, 08/01/2040	8,043,666	8,992,011
4.000%, 10/01/2040	1,162,400	1,274,745
4.000%, 11/01/2040	12,455,470	13,663,008
4.000%, 12/01/2040	3,025,244	3,396,486
3.500%, 01/01/2041	1,399,961	1,522,667
4.000%, 01/01/2041	2,637,902	2,892,538
3.500%, 02/01/2041	1,491,390	1,610,405
4.000%, 02/01/2041	256,347	280,991
4.500%, 02/01/2041	38,137,272	42,634,764
3.500%, 03/01/2041	9,973,329	10,768,671
4.000%, 03/01/2041	4,756,165	5,215,314
4.500%, 07/01/2041	3,602,638	4,045,343
3.500%, 09/01/2041	20,655,222	22,278,404
4.000%, 09/01/2041	1,948,320	2,130,302
3.500%, 11/01/2041	10,507,084	11,314,345
3.500%, 12/01/2041	1,967,563	2,122,713
4.000%, 12/01/2041	9,278,364	10,174,573
4.000%, 01/01/2042	17,444,056	19,131,050
4.500%, 01/01/2042	7,306,928	8,198,134
4.000%, 02/01/2042	15,722,751	17,250,679
3.000%, 04/01/2042	47,007,690	50,225,109
3.000%, 05/01/2042	2,396,344	2,541,339
3.500%, 05/01/2042	12,386,951	13,467,865
3.500%, 06/01/2042	4,429,935	4,800,121
3.500%, 07/01/2042	84,875,646	92,815,891
3.500%, 08/01/2042	7,990,308	8,689,970
3.500%, 09/01/2042	12,025,233	13,031,947
3.000%, 10/01/2042	14,580,464	15,945,389
3.000%, 03/01/2043	4,934,118	5,258,313
3.000%, 04/01/2043	1,649,560	1,758,262
3.000%, 05/01/2043	18,294,155	19,460,631
3.000%, 05/01/2043	6,076,782	6,595,642
3.500%, 05/01/2043	14,156,956	15,554,391

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
3.000%, 06/01/2043	$20,298,278	$21,594,769
3.500%, 06/01/2043	7,172,439	7,960,654
3.000%, 07/01/2043	15,939,255	17,004,185
4.000%, 07/01/2043	21,661,315	23,798,829
3.000%, 08/01/2043	6,049,107	6,446,361
3.500%, 08/01/2043	7,224,445	7,886,832
3.500%, 09/01/2043	26,203,634	28,388,162
4.500%, 09/01/2043	11,310,823	12,683,334
4.000%, 01/01/2045	8,929,713	9,824,399
3.500%, 02/01/2045	34,986,801	37,886,859
4.000%, 02/01/2045	2,584,375	2,813,400
4.000%, 02/01/2045	10,206,204	11,179,004
4.000%, 02/01/2045	4,984,392	5,458,828
4.000%, 02/01/2045	15,151,109	16,697,581
4.000%, 03/01/2045	7,408,167	8,153,449
4.000%, 11/01/2045	29,284,742	31,817,562
3.500%, 12/01/2045	23,057,517	24,664,144
4.000%, 12/01/2045	37,153,306	40,301,926
4.000%, 12/01/2045	16,465,624	18,410,376
4.500%, 02/01/2046	21,030,534	23,583,146
4.500%, 08/01/2046	20,912,941	23,313,930
3.000%, 10/01/2046	21,733,361	23,467,386
3.500%, 11/01/2046	21,554,749	23,083,881
4.000%, 02/01/2047	12,777,866	13,819,851
4.000%, 03/01/2047	26,678,146	28,965,997
4.000%, 03/01/2047	21,982,614	24,244,428
4.000%, 10/01/2047	15,598,167	16,759,254
4.000%, 11/01/2047	9,563,243	10,270,892
3.500%, 12/01/2047	84,373,092	89,491,359
4.000%, 12/01/2047	48,209,439	51,716,557
3.000%, 01/01/2048	23,755,080	25,647,483
3.500%, 03/01/2048	14,272,527	15,123,468
3.500%, 05/01/2048	69,005,526	74,741,054
5.000%, 11/01/2048	27,596,598	31,375,552
3.500%, 06/01/2049	64,158,298	67,737,970
4.000%, 09/01/2049	7,594,741	8,146,761
3.500%, 01/01/2050	45,831,480	50,071,712
3.000%, 05/01/2050	134,433,258	146,387,717
2.500%, 12/01/2050(8)	90,589,253	96,563,279
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	11,330	12,880
6.500%, 01/20/2029	6,352	7,331
6.000%, 11/20/2033	8,549	9,917
5.000%, 07/20/2040	401,257	458,848

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Government National Mortgage
Association (GNMA): (cont.)
4.000%, 01/20/2041	$6,318,900	$6,973,818
4.000%, 08/20/2041	3,704,105	4,094,782
3.500%, 10/20/2041	6,936,745	7,554,888
4.000%, 12/20/2041	4,880,092	5,392,619
4.000%, 02/20/2042	9,447,182	10,440,649
4.000%, 06/20/2042	7,953,951	8,796,876
3.500%, 09/20/2042	5,380,972	5,859,478
4.000%, 09/20/2044	27,309,575	30,137,902
3.000%, 04/20/2045	9,388,166	10,015,168
3.500%, 04/20/2045	13,127,928	14,095,837
4.000%, 05/20/2045	11,406,293	12,539,356
3.500%, 06/20/2045	12,971,347	13,964,838
3.500%, 10/20/2045	43,802,102	47,662,596
4.500%, 01/20/2046	10,856,421	12,093,235
4.000%, 04/20/2046	15,206,829	16,658,956
3.500%, 05/20/2046	59,772,548	64,712,503
4.000%, 05/20/2046	5,572,931	6,099,594
4.500%, 06/20/2047	17,001,832	18,496,878
4.500%, 07/20/2047	11,781,202	12,809,484
4.500%, 09/20/2047(6)	59,388,386	64,813,558
3.500%, 02/20/2048	32,711,318	35,048,836
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%, 02/25/2059	53,572,671	57,135,034
Series 2020-3, Class MT, 2.000%, 05/25/2060	40,226,888	41,437,573
Total U.S. Government Agency Issues
(Cost $4,206,966,721)		4,435,581,989	15.0%
Non-U.S. Government Agency Issues
ABFC Trust,
Series 2006-OPT1, Class A3C2, 0.448%, 09/25/2036
(1 Month LIBOR USD + 0.300%)(3)	5,212,506	5,143,295
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 0.298%, 04/25/2036
(1 Month LIBOR USD + 0.150%)(3)	601,162	600,551
Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 06/15/2021(6)	88,462	86,320
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022(6)	32,544	32,712
Series 2005-11CB, Class 2A6, 5.500%, 06/25/2025(6)	4,574,025	4,541,713
Series 2004-18CB, Class 1A1, 6.000%, 09/25/2034	2,985,529	3,083,318
Series 2005-6CB, Class 1A4, 5.500%, 04/25/2035(6)	11,236,785	10,996,483
Series 2005-29CB, Class A1, 5.500%, 07/25/2035(6)	1,908,527	1,585,208
Series 2005-49CB, Class A5, 5.500%, 11/25/2035(6)	1,904,813	1,716,424
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036(6)	294,907	296,522

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Alternative Loan Trust: (cont.)
Series 2005-85CB, Class 2A2, 5.500%, 02/25/2036(6)	$2,555,827	$2,467,969
Series 2006-28CB, Class A17, 6.000%, 10/25/2036(6)	429,052	313,386
AMRESCO Residential Securities
Corp. Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027	56	56
Argent Securities Inc. Asset-Backed
Pass-Through Certificates,
Series 2005-W5, Class A1, 0.618%, 01/25/2036
(1 Month LIBOR USD + 0.470%)(3)	24,922,195	24,672,776
Arroyo Mortgage Trust:
Series 2018-1, Class A1, 3.763%, 04/25/2048(2)(4)	3,247,429	3,295,472
Series 2019-3, Class A1, 2.962%, 10/25/2048(2)(4)	31,993,212	32,982,896
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE2, Class A1, 0.528%, 03/25/2036
(1 Month LIBOR USD + 0.380%)(3)(6)	10,241,958	10,154,070
Series 2006-HE6, Class A4, 0.308%, 11/25/2036
(1 Month LIBOR USD + 0.160%)(3)	295,022	291,528
Banc of America Alternative Loan Trust:
Series 2005-8, Class 5A1, 5.500%, 05/01/2021(6)	16,044	14,526
Series 2004-6, Class 4A1, 5.000%, 06/15/2021	236,866	243,009
Series 2007-1, Class 1A1, 4.520%, 04/25/2022(4)(6)	120,565	115,355
Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	1,576,170	1,583,461
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035(6)	26,987	26,822
Series 2005-9, Class 2CB1, 6.000%, 10/25/2035(6)	4,486,170	4,344,372
Series 2006-5, Class CB7, 6.000%, 06/25/2046(6)	167,631	163,148
Banc of America Funding Trust:
Series 2005-C, Class A1, 0.392%, 05/20/2035
(1 Month LIBOR USD + 0.240%)(3)	3,282,992	3,298,182
Series 2007-C, Class 1A3, 3.481%, 05/20/2036(4)(6)	1,600,709	1,576,930
Series 2006-G, Class 1A1, 0.532%, 07/20/2036
(1 Month LIBOR USD + 0.380%)(3)	23,051,948	22,634,535
Bayview Financial Trust,
Series 2007-B, Class 1A2, 6.831%, 08/28/2037(7)	80,743	80,455
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 2.410%, 10/25/2035
(1 Year CMT Rate + 2.300%)(3)	402,936	403,174
Bear Stearns Asset Backed Securities I Trust:
Series 2005-HE4, Class M2, 1.108%, 04/25/2035
(1 Month LIBOR USD + 0.960%)(3)	2,887,982	2,886,975
Series 2006-HE8, Class 21A2, 0.318%, 07/25/2036
(1 Month LIBOR USD + 0.170%)(3)	2,439,520	2,431,129
BRAVO Residential Funding Trust,
Series 2020-RPL2, Class A1, 2.000%, 05/25/2059(2)(4)	42,101,047	43,360,222

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Carrington Mortgage Loan Trust,
Series 2005-NC1, Class M2, 0.928%, 02/26/2035
(1 Month LIBOR USD + 0.780%)(3)	$585,909	$593,046
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 3.356%, 01/25/2036(4)	632,204	609,869
Series 2006-A1, Class 2A3, 3.259%, 09/25/2036(4)	458,863	418,679
Series 2007-A1, Class 2A3, 3.174%, 02/25/2037(4)	812,948	805,983
Series 2007-A1, Class 3A1, 3.562%, 02/25/2037(4)	2,146,467	2,193,860
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035(6)	312,218	299,287
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%, 06/25/2036	3,574,907	3,636,886
Series 2007-2, Class 1A3, 6.000%, 02/25/2037(6)	1,026,703	1,037,868
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A6, 5.702%, 03/25/2037(7)	8,178	8,410
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1, 3.500%, 02/25/2058(2)(4)	25,507,446	26,923,803
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 3.880%, 10/25/2035
(1 Year CMT Rate + 2.400%)(3)	6,382,822	6,504,184
Series 2005-9, Class 22A2, 6.000%, 10/25/2035(6)	2,430,057	2,488,660
Series 2005-9, Class 2A2, 5.500%, 11/25/2035(6)	7,225	7,225
Series 2007-AMC4, Class A2C, 0.318%, 05/25/2037
(1 Month LIBOR USD + 0.170%)(3)	349,699	349,317
Countrywide Asset-Backed Certificates:
Series 2005-13, Class AF3, 5.430%, 02/25/2033(4)(6)	154,270	146,972
Series 2006-22, Class 2A3, 0.308%, 01/25/2034
(1 Month LIBOR USD + 0.160%)(3)	1,886,240	1,881,422
Series 2007-11, Class 2A3, 0.338%, 04/25/2034
(1 Month LIBOR USD + 0.190%)(3)	3,310,063	3,285,369
Series 2004-12, Class AF6, 4.634%, 03/25/2035(4)	591	594
Series 2005-10, Class AF6, 4.915%, 12/25/2035(4)	65,061	67,072
Series 2006-10, Class 1AF3, 5.971%, 12/25/2035(4)	351,093	337,139
Series 2007-9, Class 2A3, 0.328%, 06/25/2047
(1 Month LIBOR USD + 0.180%)(3)	11,563,346	11,503,954
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 06/15/2021(6)	11,902	10,659
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB4, Class A1A, 0.238%, 04/25/2037
(1 Month LIBOR USD + 0.090%)(3)	2,691,985	2,630,694
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035(4)	853	858
Series 2005-7, Class AF6, 4.693%, 08/25/2035(4)	6,396	6,485
Series 2006-9, Class 1AF3, 5.859%, 08/25/2036(4)(6)	140,193	136,738
Series 2006-18, Class 2A2, 0.308%, 03/25/2037
(1 Month LIBOR USD + 0.160%)(3)	1,994,629	1,982,606

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust:
Series 2005-1, Class 1A1, 0.648%, 02/25/2035
(1 Month LIBOR USD + 0.500%)(3)	$4,647,272	$4,455,149
Series 2005-2, Class 1A7, 5.346%, 04/25/2035(4)	6,959,450	6,994,968
First Franklin Mortgage Loan Trust:
Series 2006-FF3, Class A2B, 0.548%, 02/25/2036
(1 Month LIBOR USD + 0.400%)(3)	2,430,705	2,427,416
Series 2006-FF6, Class A4, 0.648%, 04/25/2036
(1 Month LIBOR USD + 0.500%)(3)	18,761,439	18,499,466
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	6,061	5,520
Series 2006-FA8, Class 2A1, 5.750%, 01/25/2022(6)	61,127	37,734
Series 2004-AA1, Class A1, 2.226%, 06/25/2034(4)	3,176,577	3,166,605
Series 2005-AA2, Class 2A1, 2.651%, 04/25/2035(4)	1,500,564	1,559,396
Fremont Home Loan Trust,
Series 2005-B, Class M4, 0.853%, 04/25/2035
(1 Month LIBOR USD + 0.705%)(3)	393,846	393,531
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	40	41
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%, 10/25/2057(2)	49,664,321	52,961,322
GSAA Home Equity Trust:
Series 2004-6, Class A1, 0.948%, 06/25/2034
(1 Month LIBOR USD + 0.800%)(3)	966,344	971,732
Series 2005-14, Class 1A1, 0.648%, 12/25/2035
(1 Month LIBOR USD + 0.500%)(3)	10,311,667	10,300,691
GSAMP Trust:
Series 2005-AHL2, Class A2C, 0.388%, 12/25/2035
(1 Month LIBOR USD + 0.240%)(3)	708,133	707,529
Series 2006-HE7, Class A2D, 0.378%, 10/25/2036
(1 Month LIBOR USD + 0.230%)(3)	736,927	727,081
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 12/01/2021	21,644	21,504
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	1,944,132	1,997,816
Series 2005-AR2, Class 2A1, 3.678%, 04/25/2035(4)	2,182,921	2,124,621
Home Equity Asset Trust,
Series 2004-7, Class A1, 0.868%, 01/25/2035
(1 Month LIBOR USD + 0.720%)(3)	10,084,238	9,754,777
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 0.688%, 10/25/2035
(1 Month LIBOR USD + 0.540%)(3)	2,156,496	2,165,833
HSI Asset Securitization Corp. Trust,
Series 2006-OPT4, Class 2A3, 0.308%, 03/25/2036
(1 Month LIBOR USD + 0.160%)(3)	547,387	545,885
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
J.P. Morgan Alternative Loan Trust:
Series 2006-A1, Class 2A1, 3.524%, 03/25/2036(4)	$61,343	$57,404
Series 2007-S1, Class A1, 0.428%, 06/25/2037
(1 Month LIBOR USD + 0.280%)(3)	4,573,289	4,435,757
J.P. Morgan Mortgage Trust:
Series 2005-A8, Class 2A3, 2.896%, 11/25/2035(4)	3,845,159	3,632,088
Series 2006-A2, Class 3A3, 3.422%, 04/25/2036(4)(6)	1,123,127	1,006,101
Series 2006-A2, Class 2A1, 3.521%, 04/25/2036(4)	981,478	969,226
Series 2006-A7, Class 2A2, 3.116%, 01/25/2037(4)(6)	1,598,167	1,482,210
Series 2006-A7, Class 2A4R, 3.116%, 01/25/2037(4)(6)	1,634,614	1,516,013
Series 2007-A2, Class 2A3, 3.549%, 04/25/2037(4)(6)	3,200,438	2,899,549
Series 2007-A4, Class 2A3, 3.771%, 06/25/2037(4)(6)	3,519,330	3,091,377
Luminent Mortgage Trust,
Series 2005-1, Class A1, 0.668%, 11/25/2035
(1 Month LIBOR USD + 0.520%)(3)	5,862,240	5,656,005
MASTR Alternative Loan Trust:
Series 2004-2, Class 2A1, 6.000%, 02/25/2034	1,802,255	1,876,865
Series 2004-8, Class 2A1, 6.000%, 09/25/2034	1,271,489	1,314,641
Series 2005-6, Class 1A5, 5.500%, 12/25/2035(6)	1,863,410	1,706,938
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 0.748%, 01/25/2036
(1 Month LIBOR USD + 0.600%)(3)	133,682	133,661
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1B, 0.768%, 12/25/2029
(1 Month LIBOR USD + 0.620%)(3)	4,661,511	4,580,943
Series 2005-A5, Class A3, 3.512%, 06/25/2035(4)	1,256,645	1,260,480
Mill City Mortgage Loan Trust:
Series 2018-2, Class A1, 3.500%, 05/25/2058(2)(4)	22,659,190	23,564,440
Series 2018-3, Class A1, 3.500%, 08/25/2058(2)(4)	14,156,027	14,933,025
Series 2019-1, Class A1, 3.250%, 10/25/2069(2)(4)	29,739,336	31,383,267
Morgan Stanley Capital I, Inc. Trust,
Series 2006-HE2, Class A1, 0.488%, 03/25/2036
(1 Month LIBOR USD + 0.340%)(3)	3,189,505	3,170,237
MortgageIT Trust:
Series 2005-4, Class A1, 0.708%, 10/25/2035
(1 Month LIBOR USD + 0.560%)(3)	2,493,304	2,531,024
Series 2005-5, Class A1, 0.668%, 12/25/2035
(1 Month LIBOR USD + 0.520%)(3)	2,751,090	2,749,843
New Residential Mortgage Loan Trust:
Series 2016-1A, Class A1, 3.750%, 03/25/2056(2)(4)	10,391,099	11,012,856
Series 2017-1A, Class A1, 4.000%, 02/25/2057(2)(4)	20,571,393	22,232,481
Series 2017-3A, Class A1, 4.000%, 04/25/2057(2)(4)	17,189,777	18,280,255
Series 2017-6A, Class A1, 4.000%, 08/25/2057(2)(4)	21,122,753	22,815,560
Series 2018-1A, Class A1A, 4.000%, 12/25/2057(2)(4)	11,006,834	11,902,302
Series 2019-RPL2, Class A1, 3.250%, 02/25/2059(2)(4)	26,194,415	27,757,771

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
RALI Series Trust:
Series 2004-QS13, Class CB, 5.000%, 06/15/2021	$3,495	$3,475
Series 2005-QS5, Class A1, 0.548%, 04/25/2035
(1 Month LIBOR USD + 0.400%)(3)(6)	1,819,716	1,421,671
Series 2005-QS11, Class A2, 0.648%, 07/25/2035
(1 Month LIBOR USD + 0.500%)(3)(6)	3,192,261	2,354,571
Series 2005-QA7, Class A22, 3.490%, 07/25/2035(4)(6)	1,515,817	1,452,802
RAMP Series Trust,
Series 2002-RS3, Class AI5, 5.572%, 06/25/2032(4)	1,246,158	1,267,459
RASC Series Trust,
Series 2007-KS1, Class A3, 0.298%, 11/25/2036
(1 Month LIBOR USD + 0.150%)(3)	1,011,138	997,457
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035(7)	8,451	8,877
Series 2005-2, Class AF6, 4.781%, 08/25/2035(7)	573,591	603,290
Series 2006-2, Class AF3, 5.797%, 08/25/2036(7)	15,212,058	8,663,472
Series 2006-3, Class AF2, 5.580%, 11/25/2036(7)	10,100,807	5,342,607
Series 2007-1, Class AF3, 5.612%, 04/25/2037(7)	278,136	113,415
Series 2007-2, Class AF2, 5.675%, 06/25/2037(7)	1,435,659	549,065
Soundview Home Loan Trust:
Series 2006-OPT4, Class 2A3, 0.448%, 06/25/2036
(1 Month LIBOR USD + 0.300%)(3)	489,661	489,158
Series 2006-EQ1, Class A3, 0.308%, 10/25/2036
(1 Month LIBOR USD + 0.160%)(3)	5,703,437	5,651,295
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 0.818%, 10/25/2035
(1 Month LIBOR USD + 0.670%)(3)	1,167,712	1,164,669
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.486%, 04/25/2065(2)(4)	14,185,605	14,279,070
Structured Asset Securities Corp.:
Series 2003-31A, Class 2A7, 2.409%, 10/25/2033(4)	922,958	927,989
Series 2005-7XS, Class 1A4B, 5.940%, 04/25/2035(7)	7,823	8,143
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054(2)(4)	1,003,590	1,008,201
Series 2016-3, Class A1, 2.250%, 08/25/2055(2)(4)	40,313	40,695
Series 2016-2, Class A1, 3.000%, 08/25/2055(2)(4)	5,327,755	5,405,152
Series 2016-4, Class A1, 2.250%, 07/25/2056(2)(4)	7,000,070	7,108,266
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	2,274,150	2,330,779
Series 2017-6, Class A1, 2.750%, 10/25/2057(2)(4)	23,971,107	24,680,269
Series 2018-6, Class A1A, 3.750%, 03/25/2058(2)(4)	19,307,195	20,350,284
Series 2019-1, Class A1, 3.750%, 03/25/2058(2)(4)	10,959,182	11,775,186
Series 2018-4, Class A1, 3.000%, 06/25/2058(2)(4)	38,308,291	40,654,758
Series 2019-4, Class A1, 2.900%, 10/25/2059(2)(4)	78,361,232	82,714,904
Series 2020-2, Class A1A, 1.636%, 04/25/2060(2)(4)	45,907,521	46,728,067
Series 2020-4, Class A1, 1.750%, 10/25/2060(2)	101,594,451	103,894,326

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	$1,361,821	$1,408,601
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	2,468,628	2,585,397
Series 2005-3, Class 1CB3, 0.598%, 05/25/2035
(1 Month LIBOR USD + 0.450%)(3)(6)	4,426,212	3,604,103
Series 2005-6, Class 2A4, 5.500%, 08/25/2035(6)	4,292,985	4,250,195
Series 2007-HY3, Class 4A1, 3.410%, 08/25/2036(4)	9,589,752	9,585,468
Series 2006-AR10, Class 1A1, 3.014%, 09/25/2036(4)(6)	763,431	728,487
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR14, Class 2A3, 2.771%, 10/25/2036(4)(6)	1,494,420	1,405,221
Series 2007-7, Class A49, 6.000%, 06/25/2037(6)	2,213,795	2,204,282
Total Non-U.S. Government Agency Issues
(Cost $1,001,644,569)		1,018,822,695	3.5%
Total Residential Mortgage-Backed Securities
(Cost $5,208,611,290)		5,454,404,684	18.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2017-M4, Class A2, 2.584%, 12/25/2026(4)	30,550,000	33,515,492
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K029, Class A2, 3.320%, 02/25/2023	64,407,000	68,111,233
Series K725, Class A2, 3.002%, 01/25/2024	15,000,000	16,122,540
Series K037, Class A2, 3.490%, 01/25/2024	66,950,000	72,698,508
Series K038, Class A2, 3.389%, 03/25/2024	48,968,000	53,263,346
Series K048, Class A2, 3.284%, 06/25/2025(4)	59,391,000	66,119,056
Series K050, Class A2, 3.334%, 08/25/2025(4)	82,951,000	92,750,325
Series K734, Class A2, 3.208%, 02/25/2026	45,125,000	50,227,997
Series K061, Class A2, 3.347%, 11/25/2026(4)	57,140,000	65,225,287
Series K062, Class A2, 3.413%, 12/25/2026	13,903,000	15,940,165
Series K063, Class A2, 3.430%, 01/25/2027(4)	5,315,000	6,097,379
Series K064, Class A2, 3.224%, 03/25/2027	1,000,000	1,139,594
Series K065, Class A2, 3.243%, 04/25/2027	24,367,000	27,826,110
Series K072, Class A2, 3.444%, 12/25/2027	12,000,000	13,946,831
Series K074, Class A2, 3.600%, 01/25/2028	36,495,000	42,791,515
Series K077, Class A2, 3.850%, 05/25/2028(4)	46,199,000	55,068,575
Series K079, Class A2, 3.926%, 06/25/2028	63,251,000	75,851,934
Series K080, Class A2, 3.926%, 07/25/2028(4)	56,820,000	68,271,690
Series K158, Class A3, 3.900%, 10/25/2033(4)	18,777,000	23,356,393
Total U.S. Government Agency Issues
(Cost $775,762,754)		848,323,970	2.9%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%, 05/17/2050	$30,037,000	$34,323,562
Series 2017-BNK8, Class A4, 3.488%, 11/17/2050	69,721,751	79,559,204
Series 2017-BNK9, Class A4, 3.538%, 11/17/2054	32,737,000	37,520,776
Benchmark Mortgage Trust:
Series 2020-B19, Class A5, 1.850%, 09/17/2053	40,850,000	41,918,918
Series 2020-B21, Class A5, 1.978%, 12/17/2053	46,400,000	47,953,235
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class A3, 3.753%, 03/12/2047	2,689,848	2,905,680
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	50,189,111	54,415,295
Series 2015-GC29, Class A4, 3.192%, 04/10/2048	25,030,000	27,314,869
Series 2016-C2, Class A4, 2.832%, 08/12/2049	33,387,000	36,428,249
Series 2017-P8, Class A4, 3.465%, 09/16/2050	29,775,000	33,905,078
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/17/2045	24,224,935	24,710,912
Series 2013-CR9, Class A3, 4.022%, 07/12/2045	26,979,223	28,946,381
Series 2012-CR2, Class A4, 3.147%, 08/17/2045	35,388,000	36,524,330
Series 2013-CR6, Class A4, 3.101%, 03/10/2046	14,680,000	15,220,055
Series 2013-CR10, Class A4, 4.210%, 08/10/2046(4)	11,500,000	12,479,645
Series 2014-CR18, Class A4, 3.550%, 07/17/2047	5,422,382	5,876,584
Series 2014-CR19, Class A5, 3.796%, 08/12/2047	33,800,000	37,301,166
Series 2014-CR20, Class ASB, 3.305%, 11/13/2047	22,744,914	23,826,521
Series 2015-LC19, Class A4, 3.183%, 02/10/2048	27,105,399	29,597,808
Series 2015-DC1, Class A5, 3.350%, 02/12/2048	23,390,000	25,626,028
DBJPM Mortgage Trust,
Series 2020-C9, Class A5, 1.926%, 08/15/2053	30,000,000	30,969,090
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A4, 4.551%, 08/10/2044	1,163,294	1,168,382
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	17,357,789	17,434,610
Series 2012-GCJ9, Class A3, 2.773%, 11/13/2045	40,568,791	41,771,582
Series 2013-GC13, Class A4, 3.871%, 07/12/2046(4)	14,700,000	15,470,351
Series 2014-GC20, Class AAB, 3.655%, 04/12/2047	14,711,531	15,441,983
Series 2014-GC20, Class A5, 3.998%, 04/12/2047	9,959,000	10,840,136
J.P. Morgan Chase Commercial
Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	31,025,000	32,504,682
Series 2013-LC11, Class A4, 2.694%, 04/17/2046	4,598,963	4,783,415
Series 2012-LC9, Class ASB, 2.437%, 12/17/2047	1,574,514	1,598,096
Series 2013-C10, Class ASB, 2.702%, 12/17/2047	9,464,899	9,655,670
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C15, Class A4, 4.096%, 11/17/2045	6,948,764	7,528,477
Series 2013-C17, Class A3, 3.928%, 01/17/2047	8,714,507	9,250,680
Series 2014-C24, Class ASB, 3.368%, 11/18/2047	9,388,028	9,864,669

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMBB Commercial Mortgage Securities Trust: (cont.)
Series 2014-C25, Class A5, 3.672%, 11/18/2047	$45,697,000	$50,357,326
Series 2015-C30, Class A5, 3.822%, 07/15/2048	42,110,000	47,548,511
Series 2016-C4, Class A3, 3.141%, 12/17/2049	29,133,000	32,408,642
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7, Class A5, 3.454%, 09/16/2050	27,356,184	30,960,515
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/17/2045	41,590,000	42,872,573
Series 2012-C6, Class A4, 2.858%, 11/15/2045	27,721,819	28,547,361
Series 2013-C10, Class A3, 3.967%, 07/17/2046(4)	39,931,311	42,427,664
Series 2013-C12, Class A3, 3.973%, 10/17/2046	13,728,391	14,573,583
Series 2014-C16, Class A5, 3.892%, 06/17/2047	35,020,000	38,098,927
Series 2015-C25, Class ASB, 3.383%, 10/19/2048	27,825,299	29,543,578
Series 2016-C30, Class A5, 2.860%, 09/17/2049	9,062,000	9,902,013
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class ASB, 2.991%, 02/15/2048	12,633,497	13,199,895
Series 2016-C35, Class ASB, 2.788%, 07/17/2048	11,425,000	12,055,478
Series 2016-BNK1, Class A3, 2.652%, 08/17/2049	7,952,000	8,597,749
Series 2017-C40, Class A4, 3.581%, 10/17/2050	38,250,000	43,601,779
Series 2017-C42, Class A4, 3.589%, 12/16/2050	52,370,521	60,146,837
Series 2017-RC1, Class A4, 3.631%, 01/15/2060	11,875,000	13,539,742
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%, 03/17/2045	14,324,000	14,961,189
Series 2012-C6, Class A4, 3.440%, 04/15/2045	18,191,189	18,401,998
Series 2013-C14, Class A4, 3.073%, 06/15/2046	37,078,000	38,968,425
Series 2013-C18, Class A4, 3.896%, 12/17/2046	20,847,465	22,297,627
Series 2014-C21, Class ASB, 3.393%, 08/16/2047	8,999,576	9,353,888
Series 2014-C24, Class A5, 3.607%, 11/18/2047	54,091,000	59,149,341
Series 2014-C23, Class ASB, 3.636%, 10/17/2057	8,069,206	8,497,859
Total Non-U.S. Government Agency Issues
(Cost $1,467,517,397)		1,534,648,619	5.2%
Total Commercial Mortgage-Backed Securities
(Cost $2,243,280,151)		2,382,972,589	8.1%
Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	6,100,000	9,137,876
Conseco Financial Corp.:
Series 1998-3, Class A5, 6.220%, 03/01/2030	30,996	31,379
Series 1998-4, Class A5, 6.180%, 04/01/2030	22,056	22,474
Ford Credit Auto Owner Trust:
Series 2019-1, Class A, 3.520%, 07/15/2030(2)	29,300,000	31,955,172
Series 2018-1, Class A, 3.190%, 07/15/2031(2)	28,641,000	31,471,641
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	5,309	5,466

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
PFS Financing Corp.,
Series 2018-D, Class A, 3.190%, 04/17/2023(2)	$32,525,000	$32,752,864
SoFi Consumer Loan Program LLC:
Series 2017-4, Class A, 2.500%, 06/25/2026(2)	939,394	942,894
Series 2017-5, Class A2, 2.780%, 09/25/2026(2)	8,317,282	8,380,820
Synchrony Card Funding LLC,
Series 2019-A1, Class A, 2.950%, 03/15/2025	16,745,000	17,283,029
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A, 2.184%, 02/25/2060(2)(4)	52,430,903	53,364,991
Series 2020-MH1, Class A1, 2.250%, 02/25/2060(2)(4)	38,079,453	38,730,063
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%, 11/25/2031(2)	62,085,050	66,301,066
Series 2020-1A, Class A, 1.350%, 05/25/2033(2)	42,408,000	43,666,970
World Financial Network Credit Card Master Trust,
Series 2016-A, Class A, 2.030%, 04/15/2025	20,102,000	20,253,067
Total Asset Backed Securities
(Cost $338,871,660)		354,299,772	1.2%
Common Stock
	Shares
Industrials
Weatherford International PLC(1)	46,003	276,018
Total Common Stock
(Cost $3,790,590)		276,018	0.0%
Total Long-Term Investments
(Cost $26,326,703,928)		28,359,558,904	96.2%
Short-Term Investment
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.04%(5)	1,319,454,362	1,319,454,362
Total Short-Term Investment
(Cost $1,319,454,362)		1,319,454,362	4.5%
Total Investments
(Cost $27,646,158,290)		29,679,013,266	100.7%
Liabilities in Excess of Other Assets		(189,149,679)	(0.7)%
TOTAL NET ASSETS		$29,489,863,587	100.0%
Notes to Schedule of Investments
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
(1)	Foreign security.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments (cont.)
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $5,713,026,639, which represents 19.37% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.
(8)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$4,324,385,252	$—	$4,324,385,252
Other Government Related Securities	—	119,856,793	—	119,856,793
Corporate Bonds	—	15,361,676,188	—	15,361,676,188
Municipal Bonds	—	361,687,608	—	361,687,608
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	4,435,581,989	—	4,435,581,989
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	1,018,822,695	—	1,018,822,695
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	848,323,970	—	848,323,970
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	1,534,648,619	—	1,534,648,619
Asset Backed Securities	—	354,299,772	—	354,299,772
Common Stock	276,018	—	—	276,018
Total Long-Term Investments	276,018	28,359,282,886	—	28,359,558,904
Short-Term Investment
Money Market Mutual Fund	1,319,454,362	—	—	1,319,454,362
Total Short-Term Investment	1,319,454,362	—	—	1,319,454,362
Total Investments	$1,319,730,380	$28,359,282,886	$—	$29,679,013,266

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

2020 Municipal Bond Market Overview
(Unaudited)

Key Municipal Events of 2020
The COVID-19 challenges of 2020 were unexpected and unprecedented, but so was the speed and magnitude of the monetary and fiscal responses. The result was a year of significant volatility, yet a rewarding one for investors who stayed the course. Over the full year, tax-exempt rates fell sharply across the curve with short rates falling 93bps and long yields declining 68bps, steepening the curve. As the year began, no one could have known the challenges that would soon be faced. Municipal funds were benefiting from a record streak of weekly inflows, state and local tax revenues were rising with the economy in its eleventh year of expansion and municipalities were adding to an already healthy level of reserves. News broke in January of the COVID-19 virus in the State of Washington; by the end of February, seven states had confirmed cases and it was spreading rapidly. Trading activity in the municipal market initially froze as the lockdowns began, then a torrent of selling was unleashed and a liquidity crisis quickly emerged.

Not only did the record streak of fund inflows end (at 60 weeks), but record weekly outflows occurred as municipal funds lost $12.2B and $13.7B in just the last two weeks of March, each 3 times larger than any prior weekly redemption. The selling and lack of dealer support for the market drove tax-exempt yields to record highs relative to comparable maturity Treasuries. At the peak, 5yr AAA exempt yields were 900% of the 5yr Treasury yield. Ten-year AAA municipal yields rose 190 bps (to 2.88%) in the first three weeks of March. Credit spreads widened dramatically as well; the BBB to AAA spread gapped out 210bps (to +280bps) before peaking in mid-May. Never had a U.S. economic shock been so swift, deep and broad, affecting so many municipalities. Investors were questioning the ability of municipalities to withstand this crisis and meet their obligations. Not surprisingly, the heaviest redemptions occurred in the High Yield segment of the municipal market.

AAA Municipal Yields

Maturity	12/31/19	9/30/20	12/31/20	Q4	YTD
1	1.06%	0.13%	0.13%	0.00%	-0.93%
2	1.06%	0.15%	0.14%	-0.01%	-0.92%
3	1.07%	0.16%	0.14%	-0.02%	-0.93%
5	1.14%	0.29%	0.22%	-0.07%	-0.92%
7	1.25%	0.51%	0.37%	-0.14%	-0.88%
10	1.48%	0.84%	0.69%	-0.15%	-0.79%
30	2.15%	1.67%	1.47%	-0.20%	-0.68%

Sellers couldn’t know how rapid and coordinated the response would be from policymakers (the Fed, Congress and the Trump administration) who agreed to provide massive support to stabilize the market. On March 27th, the President signed the $2.2 trillion CARES Act which, along with other measures, offered substantial aid to nearly every sector of the municipal market. The goal was to cover COVID-19-related costs and help offset lost revenue. In addition, the establishment of the Municipal Liquidity Facility (MLF), which, for the first time ever, allowed the Fed to lend directly to states and other select municipalities. This facility, although used by just two municipalities (State of IL and NY MTA), most importantly offered investors the psychological support they were looking for. As the policymakers acted, AAA-rated municipal yields peaked on

2020 Municipal Bond Market Overview
(Unaudited)

March 20th and opportunistic investors began to emerge, looking to capitalize on the incredible undervaluation that had been created in the downdraft. While the entire municipal market was “on sale,” the hardest-hit sectors, such as Healthcare, Higher Education and Transportation, offered some of the best values for risk-seeking investors. From a credit perspective, the further in time we moved away from the initial economic shutdowns, the better the news became on tax revenues. Rather than the steep tax losses states initially anticipated, average tax revenues through September were down just 1% YoY, with most states within a +/- 5% range of the prior year. Not surprisingly, the states most dependent upon tourism, such as Nevada (-15.9%), Hawaii (-12.5%) and Florida (-11.1%) saw the greatest revenue declines. Other states, however, fared much better, experiencing YoY increases in tax revenue, including Vermont (+15.1%), New Mexico (+12.1%) and Idaho (+10.3%). Cities and school districts, which are more reliant on property taxes, saw average revenues rise over 4% YoY thanks to a strong residential housing market in most regions.

Investor demand was impressive once fund inflows resumed. In fact, annual 2020 net inflows of $39.7B were the fourth highest on record, something that seemed nearly impossible amid the $47.5B of redemptions over a five-week period in March/April. Several records were established on the supply side as well. Total municipal supply of $500B in 2020 was a new record, as was October’s issuance of $80B just prior to the November elections. The heavy issuance was driven by a record $181B of taxable municipal issuance (36% of total). This was up from $83B in taxable supply in 2019, even exceeding the Build America Bond (BAB) issuance of 2010. While taxable municipal debt grew, tax-exempt issuance fell 6% YoY (to $317B), providing a favorable supply/demand backdrop for tax-paying investors.

Finally, the 2020 elections also provided drama. Given that Democrats have gained control of the Senate, the probability of at least modest tax changes, additional fiscal stimulus and perhaps even a federal infrastructure plan has increased. One surprise among the many state referendums was the defeat of an Illinois constitutional amendment to move from a flat tax to a graduated income tax which they estimated would boost tax revenues by $3B annually. This makes Illinois’ already difficult fiscal situation even more challenging. So far, the rating agencies have maintained the state’s ratings at the lowest investment grade level awaiting the next steps by the Governor and legislature.

Solid Q4 Returns Complement Surprisingly Strong Full-Year Results
The decline in rates in Q4, primarily among intermediate and long-term rates, added to the already strong full-year returns.  While short-term funds benefited from heavy inflows in 2020, performance among the longest maturities (6.25%) easily outperformed short maturities (2.83%) for the year. The Revenue sector outperformed other sectors in Q4, but GO’s edged them out for all of 2020. A similar pattern emerged within the credit spectrum where lower quality issues set the pace in Q4, but AAA’s, having held their value best during the economic lockdowns, outperformed lower-quality credits for the year.

Total Returns of Selected Barclays Municipal Indices and Subsectors

Bloomberg				Bloomberg
Barclays				Barclays
Index/Sector	Dec	Q4	2020	Quality	Dec	Q4	2020
Municipal Bond Index	0.61%	1.82%	5.21%	AAA	0.28%	1.22%	5.51%
General Obligation bonds	0.48%	1.51%	5.49%	AA	0.43%	1.47%	5.24%
Revenue bonds	0.71%	2.11%	5.31%	A	0.82%	2.37%	5.27%
Prerefunded bonds	0.07%	0.12%	2.76%	BBB	1.72%	3.53%	4.55%
Long maturities (22+ yrs.)	0.92%	3.02%	6.25%	High Yield	1.87%	4.51%	4.89%
Intermediate				HY, ex-
maturities (1 - 17 yrs.)	0.48%	1.33%	4.73%	Puerto Rico	1.87%	4.27%	4.02%
Short maturities (1 - 5 yrs.)	0.20%	0.33%	2.83%

2020 Municipal Bond Market Overview
(Unaudited)

2021 Outlook and Opportunities
While the entire world is anxious to turn the calendar to a new year, for the municipal market the early part of 2021 will likely be a continuation of the trends from late 2020. COVID-19 will continue to preoccupy the news, but with a shifting focus to vaccine distribution rather than a spreading virus. Although it may be several months before economic activity returns to pre-pandemic levels, the powerful combination of monetary and fiscal measures, as well as pent-up consumer demand, especially for travel and entertainment, should provide strong economic growth in 2021. The economic recovery will boost tax revenues, allowing municipalities to rebound from the pandemic decline. The favorable supply/demand backdrop that has supported tax-exempt municipal prices – even richening them relative to taxables in Q4 – should keep valuations elevated. Supply estimates for the new year are unusually wide given uncertainty on rates and how much refunding activity may occur, but total supply could match or even exceed the $500B of 2020. Taxable municipal issuance will remain robust, once again comprising one-third or more of total supply. While the taxable market grows, a trend that may continue for many years, the amount of tax-exempt debt outstanding is expected to remain steady or even decline in 2021.  Demand remains strong even in the face of low nominal rates.  Clearly, demographics play an important role as more baby boomers retire. This secular trend should continue to provide ongoing support, even increasing demand if rates were to rise. While investors realize the income return going forward will be less than in recent years, the desire to preserve capital may take on even greater importance in their allocation decisions. Coincidentally, the majority of municipal fund flows in 2020 went into short-term funds.

Seeking opportunities to add value to a managed municipal portfolio/fund in 2021 will be more important than ever given the low starting yield levels. In addition to the always important bottom-up security selection process, four key strategic areas of focus will be: Carry, Credit, Compression and Curve. We define “carry” here as the additional yield that a managed portfolio offers relative to an unmanaged benchmark. Any yield advantage should prove helpful since over extended periods “income” is the dominant contributor to total return. Secondly, credit analysis will be critical as not all municipalities will recover at the same pace, or to the same extent. Credits will need to be evaluated based on not only their sustainability through this period, but also on how longer-term behaviors and trends may have changed as a result of the pandemic. A third strategic opportunity exists through the further compression, or narrowing, of credit spreads. Narrowing spreads can occur when fundamental credit strength improves, as we expect in 2021, and as demand for additional yield is sought by investors, which was evident in Q4. Municipal spreads have already recovered more than one-half of the widening of 2020, but there is room for further compression, particularly if the municipal market follows the lead of corporate credit spreads which are virtually back to pre-pandemic levels. The desire for carry and the expectation of further spread compression support a modest credit overweight in prudently managed and appropriately diversified portfolios. A fourth strategic opportunity to add value in 2021 will be by optimizing curve exposure, particularly the benefit of rolling down an upwardly sloping curve. At year end, there was 45 bps of slope between the 5 – 10yr segments of the municipal curve. The intermediate segment, especially the 8 – 9yr maturities, offers investors roughly 70 bps of roll return over a twelve-month period assuming the curve slope remains unchanged. For perspective, the roll benefit on AAA bonds in that portion of the curve roughly matches the starting yields of 0.69% - 0.77% for those same maturities. We expect every basis point to matter in 2021, so strategic positioning of portfolios will be especially important as we look to the new year.

2020 Municipal Bond Market Overview
(Unaudited)

Disclosures

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million. The components listed below the Municipal Bond Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Bloomberg Barclays Municipal Bond Index and do not represent separate indices.

The Bloomberg Barclays High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million.  The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Bloomberg Barclays Municipal Bond Index or Bloomberg Barclays High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Short-Term Municipal Bond Fund
December 31, 2020 (Unaudited)

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

The coronavirus (COVID-19) challenges of 2020 were unexpected and unprecedented, but so was the speed and magnitude of the monetary and fiscal responses. The result was a year of significant volatility, yet a rewarding one for Fund investors who stayed the course. Over the full year, tax-exempt rates fell sharply across the curve with short rates falling 93 bps and long yields declining 68 bps, steepening the curve. As the year began, no one could have known the challenges that would soon be faced. Municipal funds were benefiting from a record streak of weekly inflows, state and local tax revenues were generally rising with the economy in its eleventh year of expansion and many municipalities were adding to an already healthy level of reserves. News broke in January of the COVID-19 in the State of Washington; by the end of February, seven states had confirmed cases and it was spreading rapidly. Trading activity in the municipal market initially froze as the lockdowns began, then a torrent of selling was unleashed and a liquidity crisis quickly emerged. The selling and lack of dealer support for the market drove tax-exempt yields to record highs relative to comparable maturity Treasuries. Never had a U.S. economic shock been so swift, deep and broad, affecting so many municipalities. Investors were questioning the ability of municipalities to withstand this crisis and meet their obligations. On March 27th, President Trump signed the $2.2 trillion CARES Act which, along with other measures, offered substantial aid to nearly every sector of the municipal market. In addition, the establishment of the Municipal Liquidity Facility (MLF), which, for the first time ever, allowed the Fed to lend directly to states and other select municipalities, offered investors the psychological support they were looking for. As the policymakers acted, AAA-rated municipal yields peaked on March 20th and opportunistic investors began to emerge, looking to capitalize on the incredible undervaluation that had been created in the downdraft. From a credit perspective, the further in time we moved away from the initial economic shutdowns, the better the news became on tax revenues.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 42 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

Contributors to Performance

•	Credit sector – added to lower-quality issues as valuations became more attractive
•	Security selection – provided consistent return throughout the year
•	Curve allocation – especially the 5+ year allocation
•	Sector weighting – particularly Transportation and Housing

Detractors from Performance

•	Allocation to below investment grade and non-rated issues
•	Allocation to the Education sector

Although the COVID-19 vaccinations have begun, we expect the economic impact of the COVID-19 to linger well into 2021, particularly as it relates to travel and entertainment. Yet, with the massive fiscal stimulus that is already in the pipeline, and perhaps more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely this year.  This should boost state and local tax revenues helping municipalities recover from the pandemic-induced decline. With short-term rates anchored by the Fed, a steeper yield curve is likely, which provides the opportunity for investors to capture the roll-down benefit as bonds age along a relatively steep curve. We expect the roll-down return to be an important component of total return this year, along with the yield advantage the Fund enjoys above that of its benchmark. Municipal credit spreads have room to narrow further, suggesting a modest credit overweight is appropriate. Strategic positioning across market sectors and the yield curve, a continued focus on credit to identify improving trends, plus the always-important security selection process will all be important to navigate through the current environment.

Baird Short-Term Municipal Bond Fund
December 31, 2020 (Unaudited)

We expect the Fund will maintain a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of a steep, upwardly-sloping municipal curve and its sector weightings will favor an overweight to revenue-backed issues over general obligation debt. We believe a modestly overweight credit posture is appropriate for the Fund to benefit from further economic recovery. We also believe our continued focus on selecting investments with strong fundamental tax and revenue support remains critical.

Baird Short-Term Municipal Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,612,211,734

	SEC 30-Day
	Yield(4)
	Institutional Class	0.78%
	Investor Class	0.53%

	Average
	Effective
	Duration	2.24 years

	Average
	Effective
	Maturity	2.53 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	32%

	Number of
	Holdings	1,901

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Short-Term Municipal Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Baird Short-Term Municipal Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2020	Year	Years	Years	Inception(1)
Institutional Class Shares	3.25%	2.98%	2.50%	2.52%
Investor Class Shares	2.90%	2.74%	2.21%	2.23%
Bloomberg Barclays Short
(1-5 Year) Municipal Index(2)	2.83%	2.75%	1.98%	1.93%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays Short (1-5 Year) Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Community College System,
3.500%, 11/01/2023 (Insured by BAM)	$1,050,000	$1,132,729
Alabama Housing Finance Authority,
1.500%, 11/01/2022
(Mandatory Tender Date 05/01/2022)(1)	775,000	785,827
Alabama Incentives Financing Authority,
5.000%, 09/01/2023	650,000	725,731
Alabama Public School and College Authority,
5.000%, 11/01/2027	5,000,000	6,510,400
Alabama Special Care Facilities Financing Authority,
1.850%, 11/15/2046
(Mandatory Tender Date 11/01/2022)(1)	340,000	349,445
Birmingham Airport Authority:
5.000%, 07/01/2024 (Insured by BAM)	190,000	217,932
5.000%, 07/01/2025 (Insured by BAM)	500,000	593,410
5.000%, 07/01/2026 (Insured by BAM)	450,000	549,571
Birmingham-Jefferson Civic Center Authority:
5.000%, 05/01/2024	430,000	482,254
5.000%, 05/01/2026	500,000	594,395
Black Belt Energy Gas District:
4.000%, 04/01/2026	370,000	431,953
4.000%, 07/01/2046 (Callable 03/01/2021)
(Mandatory Tender Date 06/01/2021)(1)	1,470,000	1,487,272
4.000%, 08/01/2047 (Callable 04/01/2022)
(Mandatory Tender Date 07/01/2022)(1)	795,000	834,917
0.996%, 12/01/2048
(1 Month LIBOR USD + 0.900%) (Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	1,705,000	1,708,393
Calera Waterworks Board,
2.400%, 02/01/2026 (Callable 02/01/2021)	485,000	485,456
Chilton County Health Care Authority:
3.000%, 11/01/2021	560,000	570,164
5.000%, 11/01/2024	825,000	957,932
City of Hartselle AL:
2.000%, 06/01/2024 (Insured by BAM)	120,000	125,058
2.000%, 06/01/2025 (Insured by BAM)	225,000	236,891
2.000%, 06/01/2026 (Insured by BAM)	225,000	238,709
2.000%, 06/01/2027 (Insured by BAM)	1,455,000	1,548,266
City of Opelika AL,
3.000%, 10/01/2022	445,000	463,049
City of Phenix AL:
3.000%, 08/15/2021 (Insured by BAM)	385,000	389,963
3.000%, 08/15/2022 (Insured by BAM)	500,000	516,345
3.000%, 08/15/2023 (Insured by BAM)	100,000	105,217

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Jefferson AL,
0.000%, 10/01/2025
(Callable 10/01/2023) (Insured by AGM)	$750,000	$683,670
County of Morgan AL:
3.000%, 04/01/2022	135,000	138,484
4.000%, 04/01/2023	210,000	225,643
4.000%, 04/01/2024	220,000	243,413
Douglas Water Authority,
3.000%, 07/01/2024 (Insured by AGM)	270,000	291,414
Eutaw Industrial Development Board,
0.060%, 06/01/2028 (Optional Put Date 01/04/2021)(1)	800,000	800,000
Greenville Public Improvement Cooperative District:
4.000%, 03/01/2022 (Insured by BAM)	25,000	25,995
4.000%, 03/01/2023 (Insured by BAM)	100,000	107,223
5.000%, 03/01/2024 (Insured by BAM)	140,000	159,075
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024 (Callable 06/01/2021)	100,000	101,965
Lauderdale County Agriculture Center Authority:
2.000%, 07/01/2022	450,000	456,367
5.000%, 07/01/2024	495,000	563,909
5.000%, 07/01/2025 (Callable 07/01/2024)	490,000	555,974
5.000%, 07/01/2026 (Callable 07/01/2024)	545,000	616,079
5.000%, 07/01/2027 (Callable 07/01/2024)	570,000	640,777
5.000%, 07/01/2028 (Callable 07/01/2024)	600,000	670,668
Macon County Board of Education,
3.250%, 02/01/2026 (Callable 02/01/2023)	375,000	390,784
Mobile County Board of School Commissioners,
5.000%, 03/01/2023	875,000	956,707
Montgomery Waterworks & Sanitation,
5.000%, 03/01/2025 (Pre-refunded to 03/01/2022)	150,000	158,395
Morgan County Board of Education:
2.500%, 03/01/2025 (Pre-refunded to 03/01/2022)	1,165,000	1,195,092
2.700%, 03/01/2027 (Pre-refunded to 03/01/2022)	865,000	889,332
Pickens County Water Authority:
3.000%, 01/01/2021 (Insured by BAM)	145,000	145,000
3.000%, 01/01/2022 (Insured by BAM)	145,000	148,238
3.000%, 01/01/2023 (Insured by BAM)	155,000	161,747
3.000%, 01/01/2024 (Insured by BAM)	100,000	106,240
3.000%, 01/01/2025 (Insured by BAM)	160,000	172,874
Selma Industrial Development Board,
2.000%, 11/01/2033
(Mandatory Tender Date 10/01/2024)(1)	750,000	792,480

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southeast Alabama Gas Supply District:
0.720%, 04/01/2049
(SIFMA Municipal Swap Index + 0.650%)
(Callable 01/01/2024)
(Mandatory Tender Date 04/01/2024)(2)	$2,000,000	$2,002,780
0.996%, 04/01/2049
(1 Month LIBOR USD + 0.900%) (Callable 01/01/2024)
(Mandatory Tender Date 04/01/2024)(2)	750,000	750,218
Tallassee Board of Education:
4.000%, 08/01/2027 (Insured by AGM)	360,000	430,704
4.000%, 08/01/2028 (Insured by AGM)	405,000	491,771
Town of Berry AL,
3.250%, 09/01/2028
(Callable 09/01/2026) (Insured by AGM)	930,000	1,006,065
West Escambia Utilities, Inc.,
2.400%, 08/15/2025
(Callable 08/15/2022) (Insured by BAM)	760,000	779,160
Total Alabama
(Cost $38,279,821)		38,899,522	2.4%
Alaska
Alaska Housing Finance Corp.:
3.750%, 12/01/2042 (Callable 06/01/2028)	8,550,000	9,621,913
4.000%, 12/01/2048 (Callable 06/01/2027)	1,170,000	1,301,485
Alaska Industrial Development & Export Authority:
5.000%, 10/01/2022	550,000	591,294
5.000%, 10/01/2023	600,000	672,396
Borough of Matanuska-Susitna AK,
5.250%, 09/01/2027 (Callable 09/01/2025)	5,590,000	6,600,393
University of Alaska:
5.000%, 10/01/2024	765,000	858,200
4.000%, 10/01/2025	330,000	364,198
4.000%, 10/01/2026 (Callable 10/01/2023)	1,400,000	1,486,506
5.000%, 10/01/2026	865,000	1,015,181
Total Alaska
(Cost $21,783,604)		22,511,566	1.4%
Arizona
Arizona Health Facilities Authority,
1.920%, 02/01/2048
(SIFMA Municipal Swap Index + 1.850%)
(Callable 08/05/2022)
(Mandatory Tender Date 02/01/2023)(2)	200,000	203,528
Arizona Industrial Development Authority:
3.375%, 07/01/2021(3)	110,000	110,731
4.000%, 07/01/2021 (Insured by SD CRED PROG)	165,000	167,384

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arizona Industrial Development Authority: (cont.)
2.500%, 05/01/2022 (Insured by AGM)(3)	$6,135,557	$6,177,033
4.000%, 05/01/2022	300,000	302,103
3.000%, 07/01/2022(3)	50,000	50,480
5.000%, 02/01/2023	1,000,000	1,093,590
4.000%, 08/01/2023(3)	705,000	723,196
5.000%, 05/01/2025	405,000	428,389
4.625%, 08/01/2028(3)	375,000	408,308
Arizona State University,
5.000%, 07/01/2032 (Pre-refunded to 07/01/2022)	885,000	947,437
Chandler Industrial Development Authority,
2.400%, 12/01/2035
(Mandatory Tender Date 08/14/2023)(1)	265,000	278,666
City of Tucson AZ,
5.000%, 07/01/2026 (Insured by AGM)	500,000	615,160
Glendale Industrial Development Authority:
5.250%, 05/15/2021	500,000	508,405
5.250%, 05/15/2022	550,000	584,612
4.000%, 05/15/2026 (Callable 05/15/2024)	185,000	200,490
Industrial Development Authority of the County of Pima:
4.000%, 07/01/2021	245,000	248,178
4.000%, 07/01/2022	105,000	108,645
4.000%, 07/01/2023	265,000	282,408
La Paz County Industrial Development Authority,
5.000%, 02/15/2021(3)	100,000	100,426
Maricopa County Industrial Development Authority:
2.625%, 07/01/2021	20,000	20,014
4.000%, 07/01/2024 (Insured by SD CRED PROG)	135,000	150,155
5.000%, 01/01/2048
(Mandatory Tender Date 10/18/2024)(1)	1,050,000	1,228,794
Salt Verde Financial Corp.,
5.250%, 12/01/2026	2,500,000	3,090,000
Santa Cruz County Jail District,
5.000%, 07/01/2029
(Callable 07/01/2027) (Insured by AGM)	150,000	187,794
Total Arizona
(Cost $17,869,603)		18,215,926	1.1%
Arkansas
Arkansas Technical University,
4.000%, 06/01/2026 (Callable 06/01/2023)	200,000	213,118
Batesville Public Facilities Board:
5.000%, 06/01/2024	1,000,000	1,086,760
5.000%, 06/01/2025	1,385,000	1,530,550
5.000%, 06/01/2026	850,000	952,943

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Carroll-Boone Water District,
4.000%, 12/01/2026 (Callable 12/01/2025)	$735,000	$838,775
City of Conway AR,
4.000%, 12/01/2023 (Callable 06/01/2022)	35,000	36,730
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	2,500,000	2,546,175
3.050%, 01/01/2047 (Callable 01/01/2027)	615,000	638,862
City of Heber Springs AR:
3.000%, 11/01/2021 (Insured by BAM)	55,000	56,251
3.000%, 11/01/2022 (Insured by BAM)	50,000	52,498
3.000%, 11/01/2023 (Insured by BAM)	40,000	42,605
City of Hot Springs AR:
3.000%, 10/01/2023 (Insured by BAM)	510,000	543,997
3.000%, 10/01/2024 (Insured by BAM)	1,110,000	1,208,024
4.000%, 12/01/2027
(Callable 12/01/2023) (Insured by BAM)	255,000	279,694
City of Jacksonville AR,
4.000%, 12/01/2025 (Pre-refunded to 06/01/2021)	110,000	111,694
City of Little Rock AR:
3.000%, 10/01/2021	100,000	102,081
2.375%, 04/01/2028 (Callable 10/01/2022)	130,000	131,645
City of Lonoke AR,
5.000%, 06/01/2023	160,000	177,533
City of Magnolia AR,
2.600%, 08/01/2036
(Callable 08/01/2024) (Insured by BAM)	420,000	422,482
City of Marion AR,
2.900%, 09/01/2047 (Callable 09/01/2027)	205,000	209,170
City of Maumelle AR,
2.875%, 08/01/2038 (Callable 08/01/2025)	485,000	493,691
City of Mountain View AR,
1.375%, 11/01/2050
(Callable 11/01/2027) (Insured by BAM)	885,000	893,284
City of North Little Rock AR:
5.000%, 11/01/2021	310,000	321,482
5.000%, 11/01/2024	305,000	355,151
5.000%, 11/01/2025	510,000	613,943
5.000%, 11/01/2026	535,000	661,512
City of Pine Bluff AR,
3.000%, 02/01/2047
(Callable 08/01/2027) (Insured by BAM)	510,000	546,067
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	1,485,000	1,569,511
City of Sherwood AR,
3.050%, 12/01/2043 (Callable 12/01/2026)	275,000	287,925

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Springdale AR:
5.000%, 11/01/2025 (Pre-refunded to 11/01/2022)	$150,000	$162,916
3.000%, 04/01/2043
(Callable 04/01/2024) (Insured by BAM)	595,000	610,512
Conway Health Facilities Board:
5.000%, 08/01/2021	450,000	460,634
5.000%, 08/01/2023	500,000	553,345
5.000%, 08/01/2024	410,000	470,274
County of Cross AR,
2.250%, 10/01/2030 (Callable 10/01/2024)	1,525,000	1,592,542
Dumas Arkansas School District No. 6:
1.400%, 02/01/2022 (Insured by ST AID)	235,000	237,790
1.450%, 02/01/2023
(Callable 08/01/2022) (Insured by ST AID)	245,000	248,758
1.500%, 02/01/2024
(Callable 08/01/2022) (Insured by ST AID)	245,000	248,790
Jackson County Special School District,
1.500%, 02/01/2022 (Insured by ST AID)	175,000	177,264
Lonoke White Public Water Authority,
3.000%, 12/01/2022 (Insured by BAM)	100,000	104,152
National Park College District:
3.000%, 05/01/2021	210,000	211,667
3.000%, 05/01/2022	115,000	118,536
3.000%, 05/01/2023	65,000	68,368
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2024
(Callable 09/01/2022) (Insured by BAM)	375,000	397,046
Pulaski County Special School District,
3.250%, 02/01/2029
(Pre-refunded to 02/01/2021) (Insured by ST AID)	50,000	50,104
Southern Arkansas University:
4.000%, 03/01/2023 (Insured by AGM)	465,000	499,317
4.000%, 03/01/2023 (Insured by AGM)	235,000	251,817
4.000%, 03/01/2024 (Insured by AGM)	245,000	271,227
4.000%, 03/01/2024 (Insured by AGM)	175,000	193,154
Van Buren School District No. 42:
2.000%, 04/01/2022 (Insured by ST AID)	250,000	255,282
2.000%, 04/01/2024 (Insured by ST AID)	130,000	135,519
Total Arkansas
(Cost $23,601,509)		24,243,167	1.5%
California
Allan Hancock Joint Community College District,
0.000%, 08/01/2036 (Pre-refunded to 08/01/2022)	225,000	103,604
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
American Valley Community Services District,
1.500%, 11/01/2023 (Callable 11/01/2022)(3)	$13,068,000	$13,257,747
Bay Area Toll Authority:
0.716%, 04/01/2045
(3 Month LIBOR USD + 0.550%)
(Callable 02/01/2021)
(Mandatory Tender Date 04/01/2021)(2)	500,000	500,040
0.970%, 04/01/2045
(SIFMA Municipal Swap Index + 0.900%)
(Callable 11/01/2022)
(Mandatory Tender Date 05/01/2023)(2)	100,000	100,721
Beaumont Unified School District,
0.000%, 08/01/2041
(Pre-refunded to 08/01/2026) (Insured by AGM)(7)	160,000	211,947
California Health Facilities Financing Authority,
3.000%, 03/01/2041 (Callable 09/01/2023)
(Mandatory Tender Date 03/01/2024)(1)	4,100,000	4,349,608
California Infrastructure & Economic Development Bank:
0.478%, 08/01/2047
(1 Month LIBOR USD + 0.380%) (Callable 02/01/2021)
(Mandatory Tender Date 08/01/2021)(2)	150,000	149,985
1.750%, 08/01/2055 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	1,000,000	1,020,170
California Municipal Finance Authority:
5.000%, 08/01/2021	400,000	404,176
5.000%, 08/01/2021	610,000	619,266
5.000%, 08/01/2022	400,000	410,944
5.000%, 08/01/2022	640,000	665,715
5.000%, 08/01/2023	670,000	712,324
California State University,
4.000%, 11/01/2049 (Callable 05/01/2021)
(Mandatory Tender Date 11/01/2021)(1)	75,000	75,834
California Statewide Communities Development Authority:
6.000%, 01/01/2021 (ETM)	85,000	85,000
3.500%, 11/01/2021
(Callable 02/01/2021) (Insured by CA MTG)	55,000	55,678
3.000%, 07/01/2026
(Callable 02/01/2021) (Insured by CA MTG)	625,000	626,112
Campbell Union School District,
0.000%, 08/01/2035 (Callable 08/01/2026)(7)	775,000	946,624
Centinela Valley Union High School District,
0.000%, 08/01/2037
(Callable 08/01/2022) (Insured by AGM)	370,000	153,439
Central School District,
0.000%, 08/01/2051 (Callable 08/01/2022)	400,000	67,924

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City & County of San Francisco CA,
1.300%, 07/01/2023
(Mandatory Tender Date 01/01/2023)(1)	$810,000	$819,145
City of Redding CA,
0.280%, 07/01/2022 (ETM) (Insured by NATL)(1)(5)	65,000	65,000
Commerce Community Development
Commission Successor Agency,
0.000%, 08/01/2021 (ETM)	50,000	49,912
Corona-Norco Unified School District,
0.000%, 08/01/2024(7)	30,000	34,215
Department of Veterans Affairs Veteran’s
Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	2,340,000	2,599,272
Eastern Municipal Water District,
0.401%, 07/01/2030
(1 Month LIBOR USD + 0.300%) (Callable 04/01/2021)
(Mandatory Tender Date 10/01/2021)(2)	745,000	744,493
Emery Unified School District,
0.000%, 08/01/2041 (Pre-refunded to 08/01/2023)	505,000	191,900
Fresno Unified School District:
0.000%, 08/01/2027 (Callable 08/01/2021)	200,000	136,244
0.000%, 08/01/2028 (Callable 08/01/2021)	225,000	142,861
0.000%, 08/01/2030 (Callable 08/01/2021)	65,000	35,677
0.000%, 08/01/2032
(Callable 08/01/2023) (Insured by BAM)	75,000	42,039
0.000%, 08/01/2033 (Callable 08/01/2021)	310,000	136,388
0.000%, 08/01/2033
(Callable 08/01/2023) (Insured by BAM)	645,000	337,296
0.000%, 08/01/2034 (Callable 08/01/2021)	100,000	40,940
0.000%, 08/01/2034
(Callable 08/01/2023) (Insured by BAM)	400,000	195,304
0.000%, 08/01/2035
(Callable 08/01/2023) (Insured by BAM)	150,000	68,316
0.000%, 08/01/2036
(Callable 08/01/2023) (Insured by BAM)	665,000	282,592
0.000%, 08/01/2039
(Callable 08/01/2023) (Insured by BAM)	650,000	223,685
0.000%, 08/01/2040
(Callable 08/01/2023) (Insured by BAM)	805,000	258,123
0.000%, 08/01/2041 (Callable 08/01/2021)	1,480,000	372,768
0.000%, 08/01/2041 (Callable 08/01/2021)	1,075,000	270,868
0.000%, 08/01/2041
(Callable 08/01/2023) (Insured by BAM)	1,000,000	298,090
0.000%, 08/01/2044 (Callable 08/01/2023)	1,000,000	236,930

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Glendale Unified School District:
0.000%, 09/01/2030 (Callable 09/01/2021)	$350,000	$196,504
0.000%, 09/01/2041 (Callable 09/01/2021)	500,000	125,980
Golden State Tobacco Securitization Corp.,
5.000%, 06/01/2023	590,000	653,401
Healdsburg Unified School District,
0.000%, 08/01/2032 (Callable 08/01/2022)	90,000	53,852
Kern Community College District,
0.000%, 08/01/2023	2,000,000	1,972,420
Lemoore Union High School District,
0.000%, 01/01/2022 (Insured by AMBAC)	30,000	29,802
Mendocino-Lake Community College District,
0.000%, 08/01/2035
(Pre-refunded to 08/01/2021) (Insured by AGM)	65,000	23,682
Merced Union High School District,
0.000%, 08/01/2046 (Pre-refunded to 08/01/2021)	100,000	16,760
Mizuho Floater/Residual Trust,
0.270%, 09/01/2046 (Callable 02/01/2021)
(Optional Put Date 01/07/2021)(1)(3)	1,000,000	1,000,000
Morongo Unified School District,
0.000%, 08/01/2039 (Pre-refunded to 08/01/2022)	170,000	60,637
Oakland California University School District,
5.000%, 08/01/2029 (Callable 08/01/2026)	265,000	322,616
Oro Grande Elementary School District:
4.000%, 09/15/2021	1,595,000	1,623,981
4.000%, 09/15/2022	1,975,000	2,058,286
Piedmont Unified School District:
0.000%, 08/01/2029 (Callable 08/01/2023)	200,000	140,204
0.000%, 08/01/2036 (Callable 08/01/2023)	975,000	436,176
0.000%, 08/01/2037 (Callable 08/01/2023)	400,000	167,500
0.000%, 08/01/2038 (Callable 08/01/2023)	150,000	58,834
0.000%, 08/01/2039 (Callable 08/01/2023)	420,000	154,216
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2035
(Pre-refunded to 09/01/2021) (Insured by AGM)	200,000	70,030
Ripon Unified School District:
0.000%, 08/01/2025
(Callable 08/01/2023) (Insured by BAM)	60,000	53,921
0.000%, 08/01/2026
(Callable 08/01/2023) (Insured by BAM)	35,000	29,860
0.000%, 08/01/2035
(Callable 08/01/2023) (Insured by BAM)	585,000	299,970
Rosemead School District:
0.000%, 08/01/2032
(Callable 08/01/2023) (Insured by AGM)	495,000	283,254

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Rosemead School District: (cont.)
0.000%, 08/01/2033
(Callable 08/01/2023) (Insured by AGM)	$700,000	$372,764
0.000%, 08/01/2035
(Callable 08/01/2023) (Insured by AGM)	735,000	337,394
Roseville Natural Gas Financing Authority,
5.000%, 02/15/2023	330,000	361,584
Sacramento City Unified School District:
5.000%, 07/01/2022	100,000	106,096
5.000%, 07/01/2025 (Callable 07/01/2022)	170,000	180,157
5.000%, 07/01/2025 (Callable 07/01/2024)	725,000	825,558
0.000%, 07/01/2026 (Insured by AGM)	300,000	281,181
San Joaquin Hills Transportation Corridor Agency,
0.000%, 01/15/2025 (Insured by NATL)	90,000	83,797
San Mateo Union High School District:
0.000%, 09/01/2033 (Callable 09/01/2021)	100,000	44,819
5.000%, 12/15/2043
(Pre-refunded to 12/15/2024) (Insured by AMBAC)(7)	480,000	567,360
San Ysidro School District,
0.000%, 08/01/2042
(Pre-refunded to 08/01/2021) (Insured by AGM)	300,000	62,880
Sutter Union High School District,
0.000%, 06/01/2050 (Pre-refunded to 08/01/2025)	250,000	40,138
Tender Option Bond Trust,
0.270%, 06/15/2055(1)(3)	4,815,000	4,815,000
Twin Rivers Unified School District:
0.000%, 08/01/2035
(Pre-refunded to 02/01/2024) (Insured by BAM)	275,000	132,825
0.000%, 08/01/2036
(Pre-refunded to 02/01/2024) (Insured by BAM)	85,000	38,353
Vallejo City Unified School District,
5.900%, 08/01/2025 (Insured by NATL)	500,000	562,580
Victor Valley Union High School District,
0.000%, 08/01/2044 (Pre-refunded to 08/01/2023)	1,000,000	301,740
Western Placer Unified School District:
2.000%, 06/01/2025 (Callable 06/01/2023)	1,625,000	1,682,915
2.000%, 06/01/2025 (Callable 06/01/2023)	3,300,000	3,404,742
Westminster School District:
0.000%, 08/01/2036
(Callable 08/01/2023) (Insured by BAM)	190,000	82,369
0.000%, 08/01/2038
(Callable 08/01/2023) (Insured by BAM)	600,000	226,494
0.000%, 08/01/2048
(Callable 08/01/2023) (Insured by BAM)	2,215,000	391,944

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Westminster School District: (cont.)
0.000%, 08/01/2053
(Callable 08/01/2023) (Insured by BAM)	$445,000	$53,449
Total California
(Cost $56,170,113)		56,886,941	3.5%
Colorado
Bromley Park Metropolitan District No. 2:
5.000%, 12/01/2024 (Insured by BAM)	300,000	350,001
5.000%, 12/01/2025 (Insured by BAM)	315,000	379,591
City & County of Denver CO,
5.000%, 11/15/2031
(Mandatory Tender Date 11/15/2022)(1)	3,275,000	3,558,517
Colorado Educational & Cultural Facilities Authority:
4.000%, 11/01/2021	50,000	51,338
4.000%, 12/01/2021	100,000	103,084
5.000%, 12/01/2021	80,000	83,301
4.000%, 03/01/2022	45,000	46,631
5.000%, 12/01/2022	200,000	215,060
4.000%, 04/01/2023	95,000	98,451
5.000%, 10/01/2023	1,360,000	1,461,973
5.000%, 10/01/2024	2,165,000	2,384,033
5.250%, 03/01/2025 (Insured by NATL)	840,000	966,907
4.000%, 12/15/2025	790,000	839,091
5.000%, 06/15/2027 (Callable 06/15/2026)	635,000	764,019
Colorado Health Facilities Authority:
0.000%, 07/15/2022 (ETM)	3,000,000	2,986,290
5.000%, 10/01/2023	300,000	335,850
5.000%, 12/01/2023 (Pre-refunded to 12/01/2022)	1,000,000	1,091,040
5.000%, 05/15/2025 (Pre-refunded to 05/15/2023)	320,000	354,397
5.000%, 10/01/2025	350,000	420,329
5.000%, 12/01/2025 (Pre-refunded to 12/01/2022)	1,600,000	1,745,664
5.000%, 10/01/2026	400,000	492,996
4.000%, 12/01/2026 (Pre-refunded to 06/01/2022)	1,535,000	1,616,831
5.000%, 12/01/2027 (Pre-refunded to 12/01/2022)	300,000	327,312
5.000%, 12/01/2030 (Callable 06/01/2025)	1,000,000	1,139,070
5.000%, 11/15/2036
(Mandatory Tender Date 11/15/2023)(1)	145,000	164,278
2.800%, 05/15/2042 (Callable 11/15/2022)
(Mandatory Tender Date 05/15/2023)(1)	2,225,000	2,320,363
5.625%, 06/01/2043 (Pre-refunded to 06/01/2023)	1,080,000	1,219,968
5.000%, 11/15/2048
(Mandatory Tender Date 11/20/2025)(1)	190,000	232,092
5.000%, 08/01/2049 (Callable 02/01/2025)
(Mandatory Tender Date 08/01/2025)(1)	5,500,000	6,443,635

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado Housing & Finance Authority:
1.450%, 04/01/2022	$60,000	$60,631
4.000%, 05/01/2048
(Callable 11/01/2026) (Insured by GNMA)	375,000	408,221
4.250%, 11/01/2049
(Callable 11/01/2028) (Insured by GNMA)	930,000	1,046,166
1.650%, 10/01/2057
(Mandatory Tender Date 04/01/2023)(1)	2,415,000	2,470,593
County of Moffat CO,
2.000%, 03/01/2036
(Mandatory Tender Date 10/03/2022)(1)	540,000	549,785
Crystal Valley Metropolitan District No. 2,
5.000%, 12/01/2027 (Insured by AGM)	275,000	349,877
Denver Convention Center Hotel Authority:
5.000%, 12/01/2024	2,170,000	2,468,614
5.000%, 12/01/2025	1,100,000	1,285,592
Denver Health & Hospital Authority,
4.000%, 12/01/2027 (Callable 12/01/2023)	225,000	240,923
E-470 Public Highway Authority:
0.000%, 09/01/2022 (Insured by NATL)	30,000	29,798
1.138%, 09/01/2039
(1 Month LIBOR USD + 1.050%)
(Callable 03/01/2021)
(Mandatory Tender Date 09/01/2021)(2)	400,000	400,292
High Plains Metropolitan District:
4.000%, 12/01/2022 (Insured by NATL)	420,000	446,435
4.000%, 12/01/2024 (Insured by NATL)	200,000	224,566
Lincoln Park Metropolitan District,
4.000%, 12/01/2023 (Insured by AGM)	150,000	165,223
Southlands Metropolitan District No. 1:
3.000%, 12/01/2022	78,000	79,010
3.000%, 12/01/2022	95,000	96,228
Tallyns Reach Metropolitan District No. 3,
5.000%, 12/01/2023 (Insured by BAM)	30,000	33,733
Vauxmont Metropolitan District:
5.000%, 12/15/2025
(Callable 12/15/2024) (Insured by AGM)	125,000	148,899
5.000%, 12/15/2026
(Callable 12/15/2024) (Insured by AGM)	135,000	160,177
5.000%, 12/15/2027
(Callable 12/15/2024) (Insured by AGM)	160,000	189,067
Vista Ridge Metropolitan District,
4.500%, 12/01/2024 (Insured by BAM)	200,000	230,154
Total Colorado
(Cost $41,963,694)		43,276,096	2.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut
City of Bridgeport CT:
5.000%, 02/01/2022 (Insured by BAM)	$250,000	$262,042
5.000%, 02/01/2024 (Insured by BAM)	475,000	535,715
City of Hartford CT,
5.000%, 04/01/2022 (Insured by AGM)	1,000,000	1,055,370
City of New Haven CT,
5.000%, 08/15/2022 (ETM) (Insured by AGM)	520,000	560,128
Connecticut Housing Finance Authority:
3.000%, 05/15/2025 (Callable 05/15/2021)	825,000	831,682
4.000%, 11/15/2044 (Callable 11/15/2023)	90,000	94,251
4.000%, 11/15/2045 (Callable 11/15/2027)	185,000	204,259
4.000%, 05/15/2049 (Callable 11/15/2028)	1,515,000	1,727,676
2.600%, 11/15/2058 (Callable 02/01/2021)
(Mandatory Tender Date 11/15/2021)(1)	320,000	320,499
1.625%, 11/15/2059 (Callable 02/01/2021)
(Mandatory Tender Date 11/15/2022)(1)	2,500,000	2,501,875
Connecticut Municipal Electric Energy Cooperative,
5.000%, 01/01/2030 (Callable 01/01/2022)	530,000	553,553
Connecticut State Health &
Educational Facilities Authority:
4.000%, 11/01/2021	100,000	102,960
5.000%, 07/01/2022	1,300,000	1,374,074
5.000%, 07/01/2023	805,000	879,817
5.000%, 07/01/2024	800,000	901,664
2.750%, 01/01/2026 (Callable 07/01/2022)(3)	450,000	454,266
5.000%, 11/01/2026 (Callable 11/01/2022)	445,000	479,981
5.000%, 07/01/2028 (Callable 07/01/2024)	630,000	724,128
Connecticut State Higher Education
Supplement Loan Authority:
5.000%, 11/15/2022	500,000	540,225
5.000%, 11/15/2023	400,000	448,424
5.000%, 11/15/2023	850,000	952,901
5.000%, 11/15/2024	450,000	522,108
5.000%, 11/15/2024	225,000	261,054
Southeastern Connecticut Water Authority,
4.000%, 09/01/2022
(Callable 02/01/2021) (Insured by ST AID)	175,000	175,488
State of Connecticut:
1.020%, 03/01/2024
(SIFMA Municipal Swap Index + 0.950%)(2)	200,000	201,784
5.000%, 10/01/2026	1,040,000	1,299,647
5.000%, 10/01/2027 (Callable 10/01/2023)	1,005,000	1,126,263
Town of Hamden CT:
4.000%, 08/15/2021 (ETM) (Insured by BAM)	415,000	424,703
5.000%, 08/01/2022 (Insured by BAM)	285,000	301,815

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Town of Hamden CT: (cont.)
5.000%, 08/01/2023 (Insured by BAM)	$150,000	$164,271
Town of Plainfield CT,
3.375%, 07/15/2026 (Callable 07/15/2024)	275,000	300,405
Town of Plymouth CT,
3.000%, 10/15/2027
(Callable 10/15/2024) (Insured by BAM)	300,000	323,727
University of Connecticut,
5.000%, 11/15/2026 (Callable 11/15/2022)	760,000	819,812
Total Connecticut
(Cost $20,833,319)		21,426,567	1.3%
Delaware
Delaware Municipal Electric Corp.:
5.000%, 10/01/2024 (Insured by BAM)	230,000	266,825
5.000%, 10/01/2025 (Insured by BAM)	140,000	167,842
Delaware State Economic Development Authority,
5.000%, 10/01/2028
(Callable 10/01/2024) (Insured by AGM)	1,000,000	1,134,740
Delaware State Housing Authority,
2.600%, 07/01/2043
(Callable 06/01/2023) (Insured by GNMA)	142,661	146,853
Total Delaware
(Cost $1,687,711)		1,716,260	0.1%
District of Columbia
District of Columbia:
5.000%, 07/01/2025	500,000	585,205
5.000%, 12/01/2026 (Callable 12/01/2022)	310,000	337,882
4.000%, 12/01/2028 (Callable 12/01/2022)	330,000	351,727
3.000%, 06/01/2030	1,205,000	1,254,417
District of Columbia Housing Finance Agency:
1.250%, 03/01/2023
(Mandatory Tender Date 03/01/2022)
(Insured by FNMA)(1)	1,700,000	1,715,164
3.500%, 06/15/2023	245,000	253,974
2.550%, 09/01/2023
(Mandatory Tender Date 03/01/2022)
(Insured by FHA)(1)	1,200,000	1,228,668
1.750%, 09/01/2025
(Mandatory Tender Date 09/01/2023)
(Insured by FHA)(1)	2,260,000	2,325,178
1.450%, 02/01/2039
(Mandatory Tender Date 08/01/2022)(1)	150,000	152,357
Total District of Columbia
(Cost $8,044,526)		8,204,572	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida
Capital Trust Agency, Inc.:
4.000%, 12/15/2024	$250,000	$266,155
4.000%, 11/01/2025 (Pre-refunded to 11/01/2022)	270,000	283,022
4.250%, 12/01/2042 (Pre-refunded to 12/01/2022)	65,000	72,957
City of Auburndale FL,
5.250%, 12/01/2023	1,010,000	1,153,622
City of Boynton Beach FL,
4.500%, 11/01/2022
(Callable 11/01/2021) (Insured by AGM)	130,000	134,458
City of Jacksonville FL:
5.000%, 11/01/2022	100,000	107,847
0.040%, 05/01/2029 (Optional Put Date 01/04/2021)(1)	11,000,000	11,000,000
5.000%, 10/01/2029 (Callable 10/01/2026)	1,175,000	1,437,836
City of Lakeland FL,
5.000%, 11/15/2028 (Callable 11/15/2026)	100,000	122,915
City of Melbourne FL,
0.000%, 10/01/2023 (Insured by NATL)	100,000	98,307
City of Orlando FL,
5.000%, 11/01/2025 (Insured by AGM)	1,000,000	1,202,230
City of Port St. Lucie FL:
5.000%, 09/01/2021	55,000	56,618
5.250%, 09/01/2022 (Insured by NATL)	100,000	108,081
City of Tallahassee FL:
5.000%, 12/01/2022	475,000	510,064
5.000%, 12/01/2024	200,000	229,496
5.000%, 12/01/2025	500,000	591,390
County of Brevard FL,
5.000%, 07/01/2031 (Callable 07/01/2027)	540,000	671,285
County of Broward FL:
5.000%, 09/01/2025 (Callable 09/01/2023)	1,540,000	1,719,025
5.000%, 09/01/2026 (Callable 09/01/2023)	1,045,000	1,164,704
5.000%, 09/01/2027 (Callable 09/01/2023)	1,525,000	1,697,066
County of Escambia FL,
0.060%, 07/01/2022 (Optional Put Date 01/04/2021)(1)	1,000,000	1,000,000
County of Manatee FL,
0.020%, 09/01/2024 (Optional Put Date 01/04/2021)(1)	6,000,000	6,000,000
County of Miami-Dade FL:
0.000%, 10/01/2023 (ETM) (Insured by NATL)	200,000	197,768
0.000%, 10/01/2028 (ETM) (Insured by NATL)	40,000	37,603
County of Okeechobee FL,
1.550%, 07/01/2039
(Mandatory Tender Date 07/01/2021)(1)	475,000	477,874
County of St. Johns FL,
0.000%, 06/01/2021 (Insured by NATL)	255,000	254,712

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of St. Lucie FL,
0.030%, 09/01/2028 (Optional Put Date 01/04/2021)(1)	$8,000,000	$8,000,000
Florida Department of Environmental Protection,
5.000%, 07/01/2025	525,000	634,447
Florida Development Finance Corp.:
5.000%, 04/01/2022	155,000	162,750
5.000%, 04/01/2023	275,000	299,654
4.000%, 06/15/2024	430,000	468,304
2.625%, 12/15/2024(3)	310,000	317,794
5.000%, 04/01/2025	200,000	233,078
5.250%, 02/01/2026 (Callable 08/01/2023)	100,000	108,324
5.000%, 06/15/2026	370,000	437,902
5.000%, 06/15/2027	390,000	470,613
Florida Gulf Coast University Financing Corp.:
5.000%, 02/01/2023	240,000	261,614
5.000%, 02/01/2024	250,000	282,853
5.000%, 02/01/2027	270,000	334,036
Florida Higher Educational Facilities Financial Authority,
5.000%, 04/01/2028 (Callable 04/01/2026)	435,000	517,084
Florida Housing Finance Corp.:
3.700%, 07/01/2021
(Callable 01/21/2021) (Insured by GNMA)	535,000	535,637
1.450%, 03/01/2023
(Mandatory Tender Date 03/01/2022)(1)	100,000	101,169
4.350%, 01/01/2046 (Callable 01/01/2024)	210,000	218,123
4.000%, 07/01/2047
(Callable 07/01/2025) (Insured by GNMA)	90,000	96,010
4.000%, 07/01/2049
(Callable 07/01/2027) (Insured by GNMA)	200,000	218,720
Florida Municipal Loan Council:
0.000%, 04/01/2021 (Insured by NATL)	50,000	49,879
0.000%, 04/01/2022 (Insured by NATL)	265,000	261,370
4.000%, 12/01/2022 (Insured by AGM)	155,000	165,520
0.000%, 04/01/2023 (Insured by NATL)	190,000	184,965
5.000%, 12/01/2023 (Insured by AGM)	160,000	180,850
0.000%, 04/01/2024 (Insured by NATL)	55,000	52,803
5.000%, 12/01/2024 (Insured by AGM)	85,000	99,850
Florida Municipal Power Agency,
5.000%, 10/01/2025 (Callable 10/01/2021)	585,000	605,750
Heritage Bay Community Development District,
2.250%, 05/01/2021	125,000	125,637
Herons Glen Recreation District,
2.500%, 05/01/2027 (Insured by BAM)	250,000	266,480

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Highlands County Health Facilities Authority:
0.070%, 11/15/2035 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	$4,200,000	$4,200,000
0.070%, 11/15/2037 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	10,000,000	10,000,000
Hillsborough County Industrial Development Authority,
3.500%, 10/01/2028 (Callable 10/01/2023)	240,000	253,320
Hollywood Beach Community Development District I,
5.000%, 10/01/2027	545,000	688,635
Hollywood Community Redevelopment Agency:
5.000%, 03/01/2023	665,000	728,454
5.000%, 03/01/2024	800,000	910,888
JEA Water & Sewer System Revenue:
5.000%, 10/01/2023	150,000	169,327
5.000%, 10/01/2023	210,000	237,059
5.000%, 10/01/2026 (Callable 04/01/2021)	245,000	247,688
Lee County School Board,
5.000%, 08/01/2023	190,000	212,705
Miami Beach Health Facilities Authority,
4.000%, 11/15/2025 (Callable 11/15/2022)	735,000	770,868
Miami Health Facilities Authority,
5.000%, 07/01/2021	310,000	309,597
Miami-Dade County Educational Facilities Authority:
5.000%, 04/01/2022	150,000	157,864
5.000%, 04/01/2023	150,000	163,239
Miami-Dade County Industrial Development Authority:
0.040%, 06/01/2021 (Optional Put Date 01/04/2021)(1)	7,635,000	7,635,000
5.000%, 01/15/2022	385,000	397,528
Orange County Convention Center,
5.000%, 10/01/2027 (Callable 10/01/2025)	1,000,000	1,190,670
Orange County Health Facilities Authority:
3.500%, 08/01/2021	575,000	583,544
6.250%, 10/01/2021 (ETM) (Insured by NATL)	40,000	41,758
4.000%, 08/01/2024	25,000	27,518
5.000%, 08/01/2028 (Callable 08/01/2024)	2,000,000	2,241,880
Orange County Housing Finance Authority:
1.900%, 04/01/2022
(Mandatory Tender Date 04/01/2021)(1)	2,530,000	2,539,665
4.375%, 03/01/2031
(Callable 03/01/2021) (Insured by GNMA)	50,000	50,270
4.000%, 09/01/2040
(Callable 09/01/2024) (Insured by GNMA)	305,000	319,036
4.250%, 09/01/2049
(Callable 09/01/2027) (Insured by GNMA)	195,000	217,743

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Osceola County Expressway Authority,
0.000%, 10/01/2024 (ETM)	$265,000	$258,553
Palm Beach County Health Facilities Authority:
5.000%, 08/15/2021	400,000	410,892
5.000%, 11/15/2022	220,000	236,504
5.000%, 12/01/2031 (Pre-refunded to 12/01/2024)	1,250,000	1,476,875
Pasco County School Board,
0.820%, 08/01/2032
(SIFMA Municipal Swap Index + 0.750%)
(Callable 08/04/2021)
(Mandatory Tender Date 08/02/2023)(2)	3,650,000	3,660,220
Pinellas County Housing Authority,
1.000%, 11/01/2027	3,565,000	3,590,311
Pinellas County Housing Finance Authority:
1.250%, 08/01/2022
(Mandatory Tender Date 08/01/2021)(1)	1,015,000	1,020,329
4.375%, 09/01/2027
(Callable 09/01/2021) (Insured by GNMA)	50,000	50,488
3.500%, 03/01/2046
(Callable 09/01/2025) (Insured by GNMA)	1,045,000	1,104,596
Reedy Creek Improvement District,
5.000%, 10/01/2024 (Callable 10/01/2023)	145,000	161,655
Sarasota County Public Hospital District,
5.250%, 07/01/2024 (Insured by NATL)	115,000	130,960
School Board of Miami-Dade County:
5.000%, 05/01/2031
(Mandatory Tender Date 05/01/2024)(1)	805,000	923,528
5.500%, 05/01/2031
(Callable 05/01/2021) (Insured by AGM)	300,000	304,791
St. Johns River Power Park,
5.000%, 10/01/2024 (Callable 02/01/2021)	105,000	105,345
St. Lucie County School Board,
5.000%, 07/01/2027 (Callable 07/01/2023)	1,150,000	1,271,233
UCF Convocation Corp.:
5.000%, 10/01/2028 (Callable 10/01/2025)	630,000	750,418
5.000%, 10/01/2030 (Callable 10/01/2025)	935,000	1,100,383
University of North Florida Financing Corp.,
5.000%, 11/01/2023 (Insured by AGM)	485,000	533,903
Volusia County Educational Facility Authority:
5.000%, 10/15/2029 (Callable 04/15/2025)	1,035,000	1,197,940
5.000%, 10/15/2033 (Callable 04/15/2025)	450,000	515,318
Total Florida
(Cost $98,612,285)		99,384,749	6.2%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Georgia
Athens Housing Authority:
5.000%, 06/15/2022	$280,000	$296,271
5.000%, 06/15/2027	1,570,000	1,931,225
5.000%, 06/15/2028 (Callable 06/15/2027)	1,755,000	2,145,856
Atlanta Development Authority,
5.000%, 07/01/2024	140,000	155,459
Bartow County Development Authority,
2.750%, 12/01/2032
(Mandatory Tender Date 03/15/2023)(1)	2,000,000	2,085,900
Burke County Development Authority:
2.250%, 10/01/2032
(Mandatory Tender Date 05/25/2023)(1)	170,000	175,918
1.500%, 01/01/2040
(Mandatory Tender Date 02/03/2025)(1)	6,500,000	6,636,955
1.650%, 11/01/2048
(Mandatory Tender Date 06/18/2021)(1)	245,000	246,384
1.550%, 12/01/2049
(Mandatory Tender Date 08/19/2022)(1)	2,000,000	2,031,920
1.700%, 12/01/2049
(Mandatory Tender Date 08/22/2024)(1)	1,680,000	1,732,382
City of Atlanta GA:
5.000%, 01/01/2023 (Callable 02/01/2021)	450,000	451,571
5.000%, 01/01/2024 (Callable 02/01/2021)	515,000	516,797
4.000%, 07/01/2026 (Callable 07/01/2023)	100,000	107,578
City of Thomson GA:
3.000%, 07/01/2022	535,000	553,276
3.000%, 07/01/2023 (Callable 07/01/2022)	550,000	568,133
Colquitt County Development Authority,
0.000%, 12/01/2021 (ETM)	525,000	524,003
Cornelia Urban Redevelopment Agency,
4.000%, 10/01/2023 (Insured by AGM)	80,000	86,638
Development Authority for Fulton County:
5.000%, 10/01/2025	975,000	1,142,544
5.000%, 10/01/2026	1,415,000	1,695,665
5.000%, 10/01/2027	1,015,000	1,241,670
Development Authority of Appling County,
1.500%, 01/01/2038
(Mandatory Tender Date 02/03/2025)(1)	900,000	918,963
Development Authority of Bulloch County:
5.000%, 07/01/2023	260,000	285,646
5.000%, 07/01/2024	200,000	227,178
5.000%, 07/01/2025	315,000	370,191
5.000%, 07/01/2026	330,000	398,297

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Development Authority of Cobb County,
5.000%, 07/15/2024	$1,900,000	$2,144,758
Development Authority of Monroe County,
0.060%, 11/01/2048 (Optional Put Date 01/04/2021)(1)	6,450,000	6,450,000
Fayette County Hospital Authority,
5.000%, 07/01/2054 (Callable 01/01/2024)
(Mandatory Tender Date 07/01/2024)(1)	1,755,000	1,990,117
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	675,000	840,220
Main Street Natural Gas, Inc.:
5.000%, 03/15/2022	195,000	205,639
5.000%, 09/01/2026 (Callable 06/01/2026)	500,000	616,815
0.846%, 04/01/2048
(1 Month LIBOR USD + 0.750%)
(Callable 06/01/2023)
(Mandatory Tender Date 09/01/2023)(2)	5,140,000	5,148,687
0.926%, 08/01/2048
(1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	6,600,000	6,623,562
4.000%, 08/01/2049 (Callable 09/01/2024)
(Mandatory Tender Date 12/02/2024)(1)	3,735,000	4,234,257
4.000%, 03/01/2050 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	355,000	416,905
Monroe County Public Facilities Authority:
5.000%, 06/01/2024	180,000	207,090
5.000%, 06/01/2025	200,000	238,228
Pelham School District:
5.000%, 09/01/2021 (Insured by ST AID)	100,000	103,008
5.000%, 09/01/2022 (Insured by ST AID)	125,000	134,370
5.000%, 09/01/2023 (Insured by ST AID)	290,000	324,278
5.000%, 09/01/2024 (Insured by ST AID)	210,000	243,634
Private Colleges & Universities Authority:
3.750%, 10/01/2021	80,000	81,328
5.000%, 10/01/2021	75,000	76,932
5.000%, 06/01/2024	275,000	308,547
0.490%, 10/01/2039
(SIFMA Municipal Swap Index + 0.420%)
(Callable 02/16/2022)
(Mandatory Tender Date 08/16/2022)(2)	2,200,000	2,199,428
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM)	425,000	424,193
0.000%, 12/01/2021 (ETM)	370,000	369,297
Valdosta & Lowndes County Hospital Authority,
5.000%, 10/01/2033 (Pre-refunded to 10/01/2021)	300,000	310,809
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington Wilkes Payroll Development Authority,
0.000%, 12/01/2021 (ETM)	$400,000	$398,700
Total Georgia
(Cost $59,702,712)		60,617,222	3.8%
Guam
Guam Department of Education,
3.625%, 02/01/2025	250,000	251,535
Total Guam
(Cost $250,000)		251,535	0.0%
Idaho
University of Idaho,
5.250%, 04/01/2041
(Mandatory Tender Date 04/01/2021)(1)	2,805,000	2,833,695
Total Idaho
(Cost $2,827,499)		2,833,695	0.2%
Illinois
Adams & Hancock Counties
Community Unit School District No. 4,
4.000%, 12/01/2026
(Callable 12/01/2025) (Insured by BAM)	275,000	315,532
Bureau County Township High School District No. 502,
3.000%, 12/01/2021 (Insured by BAM)	30,000	30,696
Channahon Park District:
4.000%, 12/15/2025 (Insured by BAM)	365,000	421,757
4.000%, 12/15/2026 (Insured by BAM)	380,000	447,925
4.000%, 12/15/2027 (Insured by BAM)	395,000	473,554
Chicago Board of Education:
0.000%, 12/01/2022	125,000	122,495
5.000%, 12/01/2022 (Insured by AGM)	145,000	155,747
5.000%, 12/01/2023 (Insured by AGM)	500,000	555,785
Chicago Park District:
5.000%, 01/01/2024	1,305,000	1,446,501
5.250%, 01/01/2040 (Callable 01/01/2021)	3,895,000	3,895,000
City of Burbank IL,
4.000%, 12/01/2021 (Insured by BAM)	500,000	515,880
City of Chicago IL:
5.125%, 01/01/2022	1,220,000	1,237,824
5.000%, 01/01/2024 (Callable 01/01/2022)	705,000	734,532
5.000%, 11/01/2026	2,900,000	3,545,134
0.000%, 01/01/2027 (Insured by NATL)	3,750,000	3,461,888
5.000%, 01/01/2027 (Callable 01/01/2025)	1,085,000	1,257,059
5.250%, 01/01/2038 (Pre-refunded to 01/01/2022)	400,000	420,192

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Decatur IL,
4.000%, 03/01/2022	$65,000	$67,326
City of Oregon IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	105,000	110,972
City of Peoria IL:
4.500%, 01/01/2023 (Callable 04/15/2021)	500,000	514,880
4.000%, 01/01/2026 (Callable 04/15/2021)	500,000	514,015
City of Princeton IL:
4.000%, 11/01/2021 (Insured by AGM)	45,000	46,374
4.000%, 11/01/2022 (Insured by AGM)	100,000	106,190
4.000%, 01/01/2023 (Insured by AGM)	50,000	53,274
4.000%, 01/01/2025 (Insured by AGM)	120,000	135,045
City of Rock Island IL,
3.000%, 12/01/2022	435,000	450,373
City of Rockford IL,
5.000%, 12/15/2023 (Insured by BAM)	110,000	124,038
City of Springfield IL:
5.000%, 12/01/2023	155,000	173,239
5.000%, 03/01/2024	35,000	39,781
City of Waukegan IL,
3.000%, 12/30/2022	365,000	380,494
Cook County Forest Preserve District,
5.000%, 11/15/2021	750,000	775,777
Cook County School District No. 123,
0.000%, 12/01/2021 (ETM)	200,000	199,440
Cook County School District No. 130,
5.000%, 12/01/2025 (Insured by AGM)	1,320,000	1,582,205
Cook County School District No. 154,
3.500%, 12/01/2024 (Insured by BAM)	114,000	123,192
Cook County School District No. 159:
0.000%, 12/01/2022 (ETM) (Insured by AGM)	80,000	79,454
0.000%, 12/01/2022 (Insured by AGM)	20,000	19,696
Cook County School District No. 163,
6.000%, 12/15/2024 (Insured by BAM)	795,000	950,422
Cook County School District No. 84:
0.000%, 12/01/2021 (ETM) (Insured by AGM)	180,000	179,496
0.000%, 12/01/2021 (ETM) (Insured by AGM)	105,000	104,706
Cook County Township High School District No. 201,
0.000%, 12/01/2025 (Insured by AGM)	165,000	156,308
County of Cook IL:
5.000%, 11/15/2028 (Callable 11/15/2026)	3,000,000	3,590,970
5.000%, 11/15/2032 (Callable 11/15/2027)	1,000,000	1,244,820
County of Washington IL,
4.000%, 12/15/2024 (Insured by AGM)	250,000	281,838

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
DeKalb & Kane Counties Community
Unit School District No. 427,
4.000%, 02/01/2029
(Callable 02/01/2022) (Insured by BAM)	$475,000	$491,297
DeKalb County Community
Unit School District No. 424,
0.000%, 01/01/2022 (Insured by AMBAC)	250,000	247,887
Exceptional Children Have Opportunities:
5.000%, 12/01/2024	380,000	440,941
5.000%, 12/01/2025	505,000	604,505
5.000%, 12/01/2025	245,000	293,275
5.000%, 12/01/2026	530,000	650,246
5.000%, 12/01/2026	255,000	312,854
Fulton, Mason, Knox, Schuyler, Etc.
Counties Community College District No. 534,
4.000%, 12/01/2027
(Callable 12/01/2022) (Insured by BAM)	90,000	94,678
Hampshire Special Service Area No. 13:
3.000%, 03/01/2022 (Insured by BAM)	100,000	102,245
3.000%, 03/01/2023 (Insured by BAM)	210,000	218,377
3.000%, 03/01/2026 (Insured by BAM)	90,000	97,573
Hoffman Estates Park District,
5.000%, 12/01/2025	2,585,000	2,914,794
Illinois Development Finance Authority,
0.000%, 07/15/2025 (ETM)	870,000	850,547
Illinois Finance Authority:
5.000%, 01/01/2021	85,000	85,000
4.000%, 09/01/2021	75,000	76,252
5.000%, 11/01/2021	75,000	77,361
5.000%, 02/15/2022	235,000	246,595
5.000%, 05/15/2022	190,000	197,847
5.000%, 09/01/2022	200,000	212,418
5.000%, 05/15/2023	120,000	132,014
5.000%, 08/01/2023	1,455,000	1,576,449
5.000%, 09/01/2023	400,000	438,724
5.000%, 05/15/2024	350,000	399,228
5.000%, 11/01/2024	340,000	385,958
5.000%, 09/01/2029 (Callable 09/01/2026)	1,575,000	1,826,496
5.000%, 10/01/2030 (Callable 10/01/2026)	500,000	596,815
4.000%, 11/01/2030	2,995,000	3,445,448
1.451%, 05/01/2036
(1 Month LIBOR USD + 1.350%)
(Callable 02/01/2021)
(Mandatory Tender Date 05/01/2021)(2)	235,000	235,028

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois Finance Authority: (cont.)
0.820%, 01/01/2046
(SIFMA Municipal Swap Index + 0.750%)
(Callable 07/01/2022)
(Mandatory Tender Date 07/01/2023)(2)	$835,000	$835,676
5.000%, 05/15/2050 (Callable 05/15/2026)
(Mandatory Tender Date 11/15/2026)(1)	4,000,000	4,882,280
Illinois Housing Development Authority:
2.600%, 10/01/2025 (Insured by GNMA)	1,120,000	1,210,653
2.750%, 04/01/2026 (Insured by GNMA)	1,435,000	1,571,626
2.450%, 06/01/2043
(Callable 01/01/2023) (Insured by GNMA)	292,501	299,387
4.500%, 10/01/2048 (Callable 04/01/2028)	505,000	566,761
4.250%, 10/01/2049 (Callable 04/01/2028)	1,820,000	2,035,379
Illinois Sports Facilities Authority:
0.000%, 06/15/2021 (Insured by AMBAC)	150,000	148,776
5.000%, 06/15/2028 (Insured by BAM)	1,000,000	1,247,520
Iroquois & Kankakee Counties
Community Unit School District No. 4,
0.000%, 11/01/2021 (Insured by AMBAC)	500,000	495,835
Joliet Park District:
5.000%, 03/01/2022 (Callable 03/01/2021)	90,000	90,471
4.000%, 02/01/2023 (Insured by BAM)	150,000	159,495
4.000%, 02/01/2028
(Callable 02/01/2024) (Insured by BAM)	715,000	769,833
Joliet Regional Port District,
4.000%, 06/30/2025
(Callable 06/30/2024) (Insured by AGM)	40,000	44,540
Kane & DeKalb Counties Community
Unit School District No. 302,
5.000%, 02/01/2026	500,000	606,470
Kane County School District No. 131,
3.500%, 06/01/2024
(Callable 06/01/2021) (Insured by AGM)	785,000	793,384
Kankakee, Iroquois, Ford, Etc. Counties
Community Unit School District No. 2,
4.000%, 12/01/2023 (Insured by AGM)	445,000	483,960
Kendall & Kane Counties Community
Unit School District No. 115,
0.000%, 01/01/2022 (Insured by NATL)	1,000,000	994,580
Kendall County Forest Preserve District,
4.000%, 01/01/2025 (Insured by BAM)	215,000	238,912
Knox & Warren Counties Community
Unit School District No. 205,
6.000%, 01/01/2030 (Callable 01/01/2021)	500,000	500,000

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lake County Community Unit School District No. 116,
5.000%, 01/15/2025 (Callable 01/15/2023)	$255,000	$278,348
Lake County Elementary School District No. 6:
0.000%, 12/01/2021 (Insured by AMBAC)	115,000	113,423
0.000%, 12/01/2022 (Insured by AMBAC)	115,000	111,424
0.000%, 12/01/2024 (Insured by AMBAC)	70,000	65,019
Lake County School District No. 38:
0.000%, 02/01/2023 (Insured by AMBAC)	1,065,000	1,032,965
0.000%, 02/01/2025 (Insured by AMBAC)	210,000	196,633
Logan Sangamon Etc Counties
Community Unit School District No. 23:
5.000%, 12/01/2021 (Insured by AGM)	440,000	456,231
5.000%, 12/01/2022 (Insured by AGM)	520,000	562,973
Macon & De Witt Counties
Community Unit School District No. 1,
2.250%, 12/01/2022 (Callable 02/01/2021)	80,000	80,080
Madison-Macoupin Etc. Counties
Community College District No. 536:
4.000%, 05/01/2025 (Insured by AGM)	400,000	453,796
4.000%, 05/01/2030
(Callable 05/01/2027) (Insured by AGM)	1,000,000	1,155,220
McHenry County Community
Unit School District No. 200,
5.250%, 01/15/2027 (Callable 01/15/2024)	135,000	154,683
Menard Cass & Sangamon Counties
Community Unit School District No. 202,
4.000%, 12/01/2022 (Insured by AGM)	300,000	318,528
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2021 (ETM) (Insured by NATL)	45,000	44,926
0.000%, 06/15/2021 (ETM)	55,000	54,910
0.000%, 06/15/2022 (ETM) (Insured by NATL)	30,000	29,806
5.650%, 06/15/2022 (Insured by NATL)(7)	160,000	167,453
5.500%, 12/15/2023 (ETM) (Insured by NATL)	20,000	20,462
5.500%, 12/15/2023 (Insured by NATL)	135,000	145,966
0.000%, 06/15/2024 (Insured by NATL)	35,000	33,398
5.700%, 06/15/2025
(Callable 06/15/2022) (Insured by NATL)(7)	35,000	37,201
5.000%, 12/15/2026
(Callable 06/15/2022) (Insured by ST AID)	290,000	303,096
Metropolitan Water Reclamation
District of Greater Chicago,
5.000%, 12/01/2027 (Callable 12/01/2026)	500,000	626,795
Newport Township Fire Protection District:
4.000%, 01/01/2022 (Insured by BAM)	125,000	128,744
4.000%, 01/01/2023 (Insured by BAM)	135,000	143,093

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ogle & Winnebago Counties Community
Unit School District No. 223,
5.000%, 12/01/2021 (Insured by BAM)	$150,000	$156,258
Pike & Adams Counties Community
Unit School District No. 4,
4.000%, 12/01/2024 (Insured by BAM)	345,000	382,457
Plano Special Service Areas No. 3 & 4,
4.000%, 03/01/2030 (Callable 03/01/2025)	280,000	316,627
Prospect Heights Park District,
4.000%, 12/01/2021 (Insured by BAM)	330,000	341,095
Regional Transportation Authority:
6.250%, 07/01/2021 (Insured by AGM)	675,000	694,946
5.750%, 06/01/2023 (Insured by AGM)	175,000	188,809
Sales Tax Securitization Corp.:
5.000%, 01/01/2022	2,035,000	2,099,754
5.000%, 01/01/2024	200,000	222,996
Shelby Christian Macon Counties
Community School District No. 21:
4.000%, 12/01/2025
(Callable 12/01/2023) (Insured by AGM)	400,000	438,792
4.000%, 12/01/2026
(Callable 12/01/2023) (Insured by AGM)	435,000	475,290
Southwestern Illinois Development Authority,
7.125%, 11/01/2030 (Pre-refunded to 11/01/2023)	195,000	231,824
St. Charles Public Library District,
4.000%, 11/01/2028 (Callable 11/01/2024)	455,000	505,437
St. Clair County Community Consolidated School District:
0.000%, 12/01/2021	485,000	481,552
0.000%, 12/01/2022	190,000	186,722
St. Clair County School District No. 119:
5.000%, 04/01/2022 (Insured by AGM)	350,000	369,918
5.000%, 04/01/2023 (Insured by AGM)	300,000	330,138
St. Clair County Township High School District No. 203,
4.000%, 12/01/2022	400,000	425,336
State of Illinois:
4.875%, 05/01/2021	500,000	506,240
5.000%, 08/01/2021	190,000	194,313
5.000%, 01/01/2022 (Callable 02/01/2021)	145,000	145,410
5.000%, 03/01/2022	55,000	57,480
5.125%, 05/01/2022	1,500,000	1,577,835
6.500%, 06/15/2022	180,000	185,496
5.000%, 06/15/2023	270,000	293,711
5.000%, 06/15/2023	670,000	728,839
5.500%, 07/01/2024 (Callable 07/01/2023)	835,000	910,092
3.750%, 06/15/2025 (Callable 06/15/2021)	310,000	313,339

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
State of Illinois: (cont.)
4.000%, 06/15/2026 (Callable 06/15/2021)	$365,000	$368,986
6.000%, 06/15/2026	200,000	247,602
Tender Option Bond Trust:
0.310%, 12/01/2050
(Optional Put Date 01/07/2021)(1)(3)	1,000,000	1,000,000
0.310%, 12/01/2055
(Optional Put Date 01/07/2021)(1)(3)	3,450,000	3,450,000
United City of Yorkville IL,
4.050%, 12/01/2027 (Callable 12/01/2023)	120,000	129,983
University of Illinois:
5.000%, 10/01/2021	330,000	340,362
5.000%, 03/15/2022	50,000	52,528
5.000%, 04/01/2026	1,905,000	2,319,490
5.000%, 04/01/2027	2,000,000	2,495,400
Upper Illinois River Valley Development Authority:
5.000%, 12/01/2022	680,000	734,101
5.000%, 12/01/2023	400,000	447,928
Village of Calumet Park IL,
5.250%, 12/01/2029
(Callable 12/01/2024) (Insured by BAM)	500,000	571,170
Village of Crestwood IL:
4.000%, 12/15/2021 (Insured by BAM)	250,000	257,992
4.000%, 12/15/2021 (Insured by BAM)	500,000	515,985
4.000%, 12/15/2023 (Insured by BAM)	540,000	589,205
4.500%, 12/15/2025
(Callable 12/15/2022) (Insured by BAM)	60,000	64,484
Village of Lansing IL:
5.000%, 03/01/2023 (Insured by AGM)	275,000	297,957
5.000%, 03/01/2024 (Insured by BAM)	230,000	257,651
Village of Lyons IL,
5.000%, 12/01/2025
(Callable 12/01/2022) (Insured by BAM)	25,000	27,213
Village of Matteson IL,
8.000%, 12/01/2029 (Pre-refunded to 06/01/2022)(7)	295,000	322,043
Village of Oak Park IL,
4.000%, 11/01/2021	245,000	252,274
Village of Orland Hills IL:
4.000%, 12/01/2022 (Insured by BAM)	145,000	153,585
4.000%, 12/01/2023 (Insured by BAM)	130,000	141,226
Village of Rantoul IL,
4.300%, 01/01/2025 (Callable 01/01/2023)	125,000	134,362
Village of Richton Park IL,
4.000%, 12/01/2022 (Insured by BAM)	80,000	84,378

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of River Grove IL,
3.000%, 12/15/2021 (Insured by BAM)	$120,000	$122,581
Village of Sauk Village IL,
4.000%, 12/01/2024 (Insured by BAM)	1,260,000	1,400,364
Village of Stone Park IL:
4.000%, 02/01/2022 (Insured by BAM)	125,000	129,893
4.000%, 02/01/2023 (Insured by BAM)	130,000	136,173
4.000%, 02/01/2024 (Insured by BAM)	135,000	144,334
4.000%, 02/01/2025 (Insured by BAM)	140,000	152,664
4.000%, 02/01/2026 (Insured by BAM)	220,000	244,292
4.750%, 02/01/2028
(Callable 02/01/2023) (Insured by BAM)	50,000	52,841
Village of Sugar Grove IL,
3.000%, 12/15/2025 (Callable 12/15/2021)	225,000	230,256
Will County Community Consolidated
School District No. 70-C,
4.000%, 12/01/2022 (Insured by AGM)	270,000	288,433
Will County Community High School District No. 210:
0.000%, 01/01/2021 (Insured by AGM)	215,000	215,000
0.000%, 01/01/2022 (ETM) (Insured by AGM)	165,000	164,284
4.000%, 01/01/2022 (Insured by AGM)	600,000	614,070
0.000%, 01/01/2023 (ETM) (Insured by AGM)	365,000	361,463
0.000%, 01/01/2023 (Insured by AGM)	325,000	317,814
0.000%, 01/01/2024 (ETM) (Insured by AGM)	510,000	501,845
0.000%, 01/01/2024 (Insured by AGM)	275,000	265,339
5.000%, 01/01/2029 (Callable 01/01/2023)	35,000	37,079
Will County Community Unit School District No. 201-U,
0.000%, 11/01/2021 (Insured by NATL)	215,000	213,628
Will County Community Unit School District No. 365:
0.000%, 11/01/2021 (Insured by AGM)	200,000	199,246
0.000%, 11/01/2022 (ETM) (Insured by AGM)	45,000	44,788
Will County Elementary School District No. 122:
0.000%, 11/01/2021 (ETM) (Insured by AGM)	50,000	49,877
0.000%, 11/01/2023 (ETM) (Insured by AGM)	125,000	123,564
Will County School District No. 86,
3.000%, 03/01/2025 (Callable 03/01/2024)	600,000	643,128
Will County School District No. 88A:
5.250%, 01/01/2022 (ETM) (Insured by AGM)	315,000	323,735
5.250%, 01/01/2022 (Insured by AGM)	545,000	560,843
Will County Township High School District No. 204,
5.000%, 01/01/2023	195,000	209,960
Winnebago & Boone Counties School District No. 205:
0.000%, 02/01/2022	95,000	94,037
4.000%, 02/01/2028 (Callable 02/01/2023)	965,000	1,029,182

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets

Woodford, Lasalle, Livingston, Etc. Counties
Community Unit School District No. 6:
4.000%, 12/01/2024 (Insured by BAM)	$185,000	$207,572
4.000%, 12/01/2025 (Insured by BAM)	200,000	229,516
4.000%, 12/01/2026 (Insured by BAM)	175,000	204,703
Total Illinois
(Cost $108,549,704)		110,512,504	6.9%
Indiana
City of Goshen IN,
4.100%, 01/01/2021 (Insured by AGM)	470,000	470,000
City of Hobart IN,
3.000%, 07/01/2025 (Insured by ST AID)	395,000	418,526
City of Lawrence IN,
4.000%, 01/01/2022 (Insured by BAM)	400,000	413,872
City of Mishawaka IN,
5.000%, 03/01/2025 (Insured by AGM)	100,000	118,743
City of Muncie IN:
4.000%, 07/15/2022 (Insured by AGM)	110,000	114,905
4.000%, 01/15/2024 (Insured by AGM)	170,000	184,161
City of Valparaiso IN,
4.000%, 08/01/2026 (Callable 08/01/2023)	375,000	409,076
Clarksville Redevelopment Authority:
4.000%, 08/01/2021	155,000	158,150
4.000%, 02/01/2022	230,000	238,724
County of Lake IN,
4.000%, 07/15/2021 (Insured by AGM)	100,000	102,041
County of St. Joseph IN,
5.000%, 04/01/2024	1,000,000	1,122,630
County of Warrick IN,
1.625%, 06/01/2022
(Mandatory Tender Date 06/01/2021)(1)	500,000	502,620
Evansville Vanderburgh Public Library,
4.000%, 07/01/2021 (Insured by ST AID)	135,000	135,996
Fishers Redevelopment Authority:
4.000%, 01/15/2023	270,000	289,896
4.000%, 07/15/2023	275,000	300,168
Hammond Multi-School Building Corp.,
5.000%, 01/15/2025 (Insured by ST AID)	525,000	614,030
Indiana Bond Bank,
1.129%, 10/15/2022
(3 Month LIBOR USD + 0.970%)(2)	1,140,000	1,140,171
Indiana Finance Authority:
5.000%, 09/15/2022	60,000	63,364
5.000%, 10/01/2022	175,000	185,159

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Indiana Finance Authority: (cont.)
5.250%, 10/01/2022 (Callable 10/01/2021)	$800,000	$829,448
5.000%, 02/01/2023	25,000	26,684
5.000%, 09/15/2023	75,000	81,607
5.000%, 09/15/2024	155,000	172,899
5.000%, 09/15/2025	325,000	370,152
3.000%, 10/01/2025 (Callable 10/01/2023)	95,000	93,347
3.000%, 10/01/2026 (Callable 10/01/2023)	95,000	92,740
2.250%, 12/01/2058 (Callable 01/01/2025)
(Mandatory Tender Date 07/01/2025)(1)	2,985,000	3,196,607
Indiana Health & Educational
Facilities Financing Authority:
1.750%, 11/15/2031 (Pre-refunded to 11/02/2021)(1)	5,000	5,060
1.750%, 11/15/2031
(Mandatory Tender Date 11/02/2021)(1)	370,000	374,477
Indiana Housing & Community Development Authority:
4.000%, 12/01/2027
(Callable 06/01/2021) (Insured by GNMA)	350,000	354,148
3.500%, 01/01/2049
(Callable 01/01/2029) (Insured by GNMA)	1,265,000	1,391,702
Indianapolis Local Public Improvement Bond Bank,
1.400%, 06/01/2021 (Callable 03/01/2021)	2,900,000	2,900,058
Jasper Hospital Authority,
4.125%, 11/01/2025 (Callable 11/01/2023)	2,025,000	2,195,039
Kankakee Valley Middle School Building Corp.,
5.000%, 07/15/2022 (Insured by ST AID)	215,000	230,871
Lafayette School Corp.,
4.000%, 01/15/2021 (Insured by ST AID)	280,000	280,277
Lake Central Multi-District School Building Corp.,
5.000%, 07/15/2026
(Pre-refunded to 01/15/2023) (Insured by ST AID)	585,000	641,669
Lake Station School Building Corp.,
3.000%, 07/15/2022
(Pre-refunded to 01/15/2022) (Insured by ST AID)	75,000	76,365
Marion High School Building Corp.:
3.000%, 01/15/2021 (Insured by ST AID)	115,000	115,086
4.000%, 01/15/2022 (Insured by ST AID)	170,000	176,469
4.000%, 07/15/2022 (Insured by ST AID)	135,000	142,609
4.000%, 01/15/2023 (Insured by ST AID)	215,000	230,615
4.000%, 01/15/2025 (Insured by ST AID)	200,000	226,160
Michigan City School Building Corp.,
5.000%, 07/15/2023 (Insured by ST AID)	350,000	385,924
Munster School Building Corp.:
5.000%, 01/15/2022 (Insured by ST AID)	205,000	214,401
5.000%, 07/15/2022 (Insured by ST AID)	215,000	229,603

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Munster School Building Corp.: (cont.)
5.000%, 01/15/2023 (Insured by ST AID)	$215,000	$234,176
4.000%, 07/15/2023 (Insured by ST AID)	160,000	173,123
5.000%, 01/15/2024 (Insured by ST AID)	225,000	254,655
New Durham Township Metropolitan
School District School Building Corp.,
1.600%, 01/15/2021	80,000	80,024
Salem Middle School Building Corp.,
4.000%, 01/15/2024 (Insured by ST AID)	195,000	214,488
Shelbyville Central Renovation School Building Corp.,
5.000%, 07/15/2022 (Insured by ST AID)	260,000	278,613
Starke County Building Corp.,
4.000%, 08/01/2028
(Pre-refunded to 02/01/2022) (Insured by ST AID)	700,000	727,706
Town of Rossville IN,
3.500%, 07/01/2023	115,000	121,655
Vinton-Tecumseh School Building Corp.:
4.000%, 07/15/2021 (Insured by ST AID)	220,000	224,195
4.000%, 07/15/2022 (Insured by ST AID)	385,000	406,090
5.000%, 01/15/2023 (Insured by ST AID)	145,000	158,458
Wabash City Schools Building Corp.:
4.000%, 07/15/2024 (Insured by ST AID)	110,000	123,219
4.000%, 01/15/2025 (Insured by ST AID)	140,000	159,149
4.000%, 07/15/2025 (Insured by ST AID)	240,000	276,749
Washington Indiana Elementary School Building Corp.,
3.000%, 01/15/2024 (Insured by ST AID)	550,000	574,514
West Washington School Corp.:
2.000%, 01/15/2022 (Insured by ST AID)	125,000	126,817
2.000%, 07/15/2022 (Insured by ST AID)	195,000	199,475
Westfield High School Building Corp.,
5.000%, 01/15/2024 (Insured by ST AID)	200,000	226,296
Total Indiana
(Cost $26,065,984)		26,575,651	1.6%
Iowa
Bondurant-Farrar Community School District,
3.000%, 06/01/2023 (Insured by MAC)	110,000	116,386
City of Cedar Rapids IA,
0.158%, 08/15/2029 (Insured by AMBAC)(1)(5)	6,650,000	6,400,625
City of Coralville IA:
4.000%, 06/01/2024	300,000	299,760
4.000%, 06/01/2025 (Callable 06/01/2024)	455,000	453,758
City of New Hampton IA:
3.000%, 06/01/2022 (Insured by BAM)	130,000	134,452
3.000%, 06/01/2023 (Insured by BAM)	135,000	142,737

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	$2,750,000	$2,799,720
County of Adair IA:
2.000%, 06/01/2022	580,000	593,404
2.000%, 06/01/2023	730,000	757,988
Iowa Finance Authority:
3.500%, 07/01/2046
(Callable 01/01/2026) (Insured by GNMA)	155,000	165,160
4.000%, 07/01/2047
(Callable 07/01/2027) (Insured by GNMA)	810,000	886,845
4.000%, 07/01/2047
(Callable 07/01/2028) (Insured by GNMA)	1,045,000	1,194,226
2.875%, 05/15/2049 (Callable 01/21/2021)	900,000	908,703
Iowa Higher Education Loan Authority,
3.750%, 05/19/2021	4,000,000	4,021,720
Iowa Western Community College,
3.000%, 06/01/2021	500,000	504,585
Lake Panorama Improvement Zone:
3.000%, 06/01/2021	385,000	388,561
3.000%, 06/01/2022	395,000	407,178
3.000%, 06/01/2023	405,000	425,918
3.000%, 06/01/2024	420,000	449,598
3.000%, 06/01/2025	430,000	467,023
West Monona Community School District,
2.000%, 06/01/2021 (Callable 02/01/2021)	280,000	280,305
Total Iowa
(Cost $21,536,427)		21,798,652	1.4%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	1,300,000	1,318,902
City of Lenexa KS,
1.625%, 09/01/2021 (Callable 02/01/2021)	275,000	275,193
City of Washington KS,
2.000%, 12/01/2022 (Callable 02/01/2021)	1,860,000	1,862,213
City of Wichita KS,
3.000%, 09/01/2023 (Callable 09/01/2022)	115,000	117,425
Kansas Independent College Finance Authority:
5.000%, 05/01/2021	3,900,000	3,929,640
5.250%, 05/01/2021	825,000	831,254
Kansas Municipal Energy Agency,
5.000%, 04/01/2022 (Insured by BAM)	515,000	544,839
Public Building Commission of Johnson County,
5.000%, 09/01/2023	1,360,000	1,532,706

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Reno County Unified School District No. 313,
4.000%, 09/01/2030 (Pre-refunded to 09/01/2022)	$200,000	$212,554
Total Kansas
(Cost $10,435,835)		10,624,726	0.7%
Kentucky
City of Somerset KY,
4.000%, 11/01/2026 (Callable 11/01/2021)	205,000	211,086
County of Carroll KY,
1.550%, 09/01/2042
(Mandatory Tender Date 09/01/2026)(1)	750,000	761,212
County of Kenton KY:
5.000%, 04/01/2024	375,000	429,765
5.000%, 04/01/2026	700,000	859,992
Danville Independent School District Finance Corp.,
2.000%, 03/01/2023 (Insured by ST AID)	235,000	239,239
Frankfort Independent School District Finance Corp.,
2.050%, 08/01/2024 (Insured by ST AID)	1,205,000	1,240,487
Harlan County School District Finance Corp.,
3.000%, 08/01/2025
(Callable 02/01/2025) (Insured by ST AID)	1,150,000	1,248,256
Kentucky Association of Counties Finance Corp.,
4.000%, 02/01/2028	240,000	288,338
Kentucky Economic Development Finance Authority:
0.000%, 12/01/2022 (ETM) (Insured by AGC)	75,000	74,488
0.000%, 10/01/2024 (Insured by NATL)	945,000	904,082
0.000%, 12/01/2024 (ETM) (Insured by AGC)	60,000	58,933
0.000%, 10/01/2025 (Insured by NATL)	270,000	253,878
5.000%, 06/01/2026	240,000	275,592
Kentucky Public Energy Authority:
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	4,655,000	5,232,592
1.216%, 12/01/2049 (1 Month LIBOR USD + 1.120%)
(Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	3,850,000	3,878,259
1.396%, 12/01/2049 (1 Month LIBOR USD + 1.300%)
(Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	2,000,000	2,029,280
4.000%, 12/01/2049 (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(1)	5,720,000	6,516,224
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	1,685,000	1,961,172
Kentucky State Property & Building Commission:
5.000%, 11/01/2021 (Insured by ST AID)	250,000	259,578
5.000%, 05/01/2028	300,000	382,476

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky Turnpike Authority,
4.000%, 07/01/2026	$1,000,000	$1,145,230
Louisville & Jefferson County Metropolitan Government:
5.000%, 12/01/2022 (Pre-refunded to 06/01/2022)	1,020,000	1,087,932
5.000%, 10/01/2027 (Callable 10/01/2023)	500,000	558,470
Magoffin County Justice Center Corp.,
3.000%, 05/01/2023	345,000	362,385
Murray State University:
5.000%, 09/01/2021 (Insured by ST AID)	285,000	293,707
5.000%, 09/01/2022 (Insured by ST AID)	410,000	441,443
5.000%, 09/01/2023 (Insured by ST AID)	435,000	482,998
University of Louisville:
5.000%, 03/01/2021 (Insured by ST AID)	105,000	105,645
5.000%, 03/01/2022 (Insured by ST AID)	525,000	548,814
Total Kentucky
(Cost $30,419,522)		32,131,553	2.0%
Louisiana
Calcasieu Parish Fire Protection District No. 1:
3.500%, 03/01/2022 (Insured by BAM)	145,000	150,108
4.000%, 03/01/2024 (Insured by BAM)	155,000	171,029
Calcasieu Parish School Board,
5.000%, 02/01/2025 (Pre-refunded to 02/01/2022)	115,000	120,973
Calcasieu Parish School District No. 23:
5.000%, 09/01/2022 (Insured by BAM)	85,000	91,372
5.000%, 09/01/2023 (Insured by BAM)	175,000	196,031
5.000%, 09/01/2024 (Insured by BAM)	250,000	290,633
Calcasieu Parish School District No. 30:
2.500%, 02/15/2022	225,000	230,132
4.000%, 02/15/2023 (Insured by AGM)	125,000	133,983
Calcasieu Parish School District No. 34,
2.000%, 11/01/2022	425,000	437,963
City of New Iberia LA,
4.500%, 03/01/2022
(Callable 03/01/2021) (Insured by AGM)	865,000	870,450
City of Shreveport LA:
5.000%, 08/01/2023 (Insured by BAM)	165,000	182,604
5.000%, 03/01/2024 (Insured by BAM)	435,000	496,030
5.000%, 09/01/2024	1,000,000	1,116,580
East Ouachita Parish School District:
2.500%, 03/01/2022	435,000	446,079
2.500%, 03/01/2024	200,000	211,396
Ernest N Morial New Orleans Exhibition Hall Authority,
5.000%, 07/15/2021	265,000	270,891
Greater Ouachita Water Co.,
5.000%, 09/01/2022 (Insured by BAM)	300,000	322,125
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Jefferson Sales Tax District:
5.000%, 12/01/2023 (Insured by AGM)	$550,000	$620,989
5.000%, 12/01/2024 (Insured by AGM)	575,000	673,020
Louisiana Local Government Environmental
Facilities & Community Development Authority:
5.000%, 08/01/2024 (Callable 08/01/2023)	185,000	203,069
5.750%, 09/01/2035 (Pre-refunded to 09/01/2023)	75,000	85,846
Louisiana Public Facilities Authority:
5.000%, 10/01/2023	705,000	758,446
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	2,015,000	2,428,720
Louisiana Stadium & Exposition District:
5.000%, 07/03/2023 (Callable 01/01/2023)	2,950,000	3,181,250
5.000%, 07/01/2024 (Callable 07/01/2023)	2,065,000	2,266,007
5.000%, 07/01/2025 (Callable 07/01/2023)	940,000	1,031,011
Louisiana State University &
Agricultural & Mechanical College,
5.000%, 07/01/2027
(Callable 07/01/2026) (Insured by BAM)	340,000	412,563
New Orleans Aviation Board,
5.000%, 10/01/2025 (Insured by AGM)	200,000	238,640
Parish of St. Charles LA,
4.000%, 12/01/2040
(Mandatory Tender Date 06/01/2022)(1)	2,900,000	3,011,099
Regional Transit Authority,
0.000%, 12/01/2021 (ETM) (Insured by NATL)	35,000	34,902
St. Landry Parish Road District No. 1,
3.250%, 03/01/2025
(Callable 03/01/2024) (Insured by BAM)	210,000	227,417
St. Tammany Parish Recreation District No. 14,
2.250%, 04/01/2023	225,000	234,356
State of Louisiana:
5.000%, 05/01/2024 (Pre-refunded to 05/01/2022)	345,000	366,856
5.000%, 06/15/2034 (Callable 06/15/2024)	60,000	68,511
Total Louisiana
(Cost $20,943,535)		21,581,081	1.3%
Maine
Maine Health & Higher Educational Facilities Authority,
5.000%, 07/01/2027	2,365,000	2,987,633
Maine State Housing Authority:
2.700%, 11/15/2029 (Callable 11/15/2025)	615,000	653,315
3.500%, 11/15/2045 (Callable 05/15/2025)	20,000	21,012
4.000%, 11/15/2045 (Callable 11/15/2025)	260,000	275,285
4.000%, 11/15/2046 (Callable 05/15/2026)	1,575,000	1,690,463
3.500%, 11/15/2047 (Callable 11/15/2026)	1,000,000	1,071,170

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maine State Housing Authority: (cont.)
4.000%, 11/15/2049 (Callable 05/15/2028)	$1,440,000	$1,590,149
4.000%, 11/15/2050 (Callable 05/15/2029)	1,865,000	2,113,642
Total Maine
(Cost $10,101,399)		10,402,669	0.6%
Maryland
City of Baltimore MD,
5.000%, 07/01/2024 (ETM)	100,000	110,125
County of Baltimore MD,
3.000%, 09/01/2025 (Callable 09/01/2022)	950,000	990,679
County of Washington MD,
5.000%, 01/01/2022	415,000	428,620
Maryland Community Development Administration,
3.250%, 09/01/2050 (Callable 09/01/2029)	5,330,000	5,905,747
Maryland Health & Higher
Educational Facilities Authority:
4.000%, 01/01/2023	580,000	612,561
5.000%, 07/01/2023	850,000	939,607
5.000%, 07/01/2024	1,775,000	2,035,286
5.000%, 01/01/2026(6)	495,000	561,043
5.000%, 01/01/2027(6)	430,000	497,734
5.000%, 07/01/2027 (ETM) (Insured by AMBAC)	2,370,000	2,767,046
Montgomery County Housing Opportunities Commission,
4.000%, 07/01/2048 (Callable 07/01/2026)	350,000	381,654
State of Maryland,
5.000%, 08/01/2033 (Callable 08/01/2030)	1,520,000	2,086,291
Total Maryland
(Cost $17,086,033)		17,316,393	1.1%
Massachusetts
Massachusetts Development Finance Agency:
5.000%, 07/01/2022 (Callable 07/01/2021)	1,735,000	1,770,568
3.500%, 10/01/2022(3)	540,000	551,804
5.000%, 10/01/2022 (Insured by AGM)	200,000	215,380
5.000%, 12/01/2023	190,000	214,877
5.000%, 12/01/2024	500,000	585,445
5.000%, 07/01/2025	365,000	403,770
5.250%, 07/01/2033
(Pre-refunded to 07/01/2021) (Insured by AGM)	1,025,000	1,050,430
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044 (Callable 06/01/2025)	100,000	106,263
4.000%, 12/01/2048
(Callable 06/01/2027) (Insured by GNMA)	845,000	924,591
4.000%, 12/01/2048
(Callable 06/01/2027) (Insured by GNMA)	540,000	586,440
4.000%, 06/01/2049 (Callable 12/01/2028)	940,000	1,043,757

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts Transportation Trust,
5.000%, 01/01/2039
(Mandatory Tender Date 01/01/2023)(1)	$3,825,000	$4,179,616
Town of Ashburnham MA,
4.250%, 07/01/2021
(Callable 02/01/2021) (Insured by AGC)	125,000	125,345
Total Massachusetts
(Cost $11,482,890)		11,758,286	0.7%
Michigan
Bad Axe Public Schools,
4.000%, 05/01/2027
(Callable 05/01/2024) (Insured by Q-SBLF)	630,000	700,428
Battle Creek Tax Increment Finance Authority,
4.300%, 12/01/2028 (Callable 02/01/2021)	500,000	501,395
City of Allen Park Brownfield Redevelopment Authority:
4.000%, 05/01/2022 (Insured by BAM)	600,000	628,860
4.000%, 05/01/2023 (Insured by BAM)	620,000	667,120
4.000%, 05/01/2024 (Insured by BAM)	320,000	353,466
City of Allen Park MI:
2.000%, 05/01/2022 (Insured by BAM)	220,000	222,649
4.000%, 09/01/2022 (Insured by BAM)	250,000	264,022
4.000%, 05/01/2023 (Insured by BAM)	115,000	123,823
4.000%, 09/01/2023 (Insured by BAM)	300,000	326,226
City of Detroit MI,
5.000%, 04/01/2021	650,000	655,447
City of Kalamazoo MI,
5.000%, 10/01/2023	50,000	55,960
Comstock Public Schools,
5.000%, 11/01/2023 (Insured by AGM)	240,000	270,977
Davison Community Schools,
3.000%, 05/01/2022	190,000	196,764
Detroit Wayne County Stadium Authority,
5.000%, 10/01/2026
(Callable 10/01/2022) (Insured by AGM)	25,000	26,832
Essexville-Hampton Public Schools,
4.000%, 05/01/2022 (Insured by Q-SBLF)	325,000	341,520
Ferris State University:
5.000%, 10/01/2024	950,000	1,095,625
5.000%, 10/01/2029	1,500,000	1,921,680
Fruitport Community Schools:
4.000%, 05/01/2021 (Insured by Q-SBLF)	100,000	101,164
4.000%, 05/01/2023 (Insured by Q-SBLF)	135,000	146,304
Holly Area School District,
4.000%, 05/01/2025 (Insured by Q-SBLF)	450,000	517,342

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ingham County Brownfield Redevelopment Authority,
4.125%, 08/01/2024
(Callable 02/01/2021) (Insured by AGM)	$215,000	$215,608
Michigan Finance Authority:
5.000%, 11/01/2022	100,000	108,228
5.000%, 09/01/2023	185,000	202,999
5.000%, 09/01/2024	200,000	226,126
4.000%, 10/01/2024	1,350,000	1,420,942
5.000%, 07/01/2025
(Callable 07/01/2024) (Insured by AGM)	1,595,000	1,843,836
5.000%, 09/01/2025	200,000	232,614
4.000%, 05/01/2026	60,000	70,034
5.000%, 09/01/2026	200,000	237,790
5.500%, 12/01/2026 (Callable 06/01/2025)	335,000	409,206
5.000%, 09/01/2027	280,000	338,624
3.500%, 11/15/2044
(Mandatory Tender Date 11/15/2022)(1)	2,010,000	2,117,716
4.000%, 11/15/2044
(Mandatory Tender Date 08/15/2024)(1)	2,405,000	2,722,845
5.000%, 12/01/2044
(Mandatory Tender Date 02/01/2025)(1)	1,525,000	1,798,478
Michigan State Building Authority,
0.170%, 10/15/2042 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	1,000,000	1,000,000
Michigan State Hospital Finance Authority:
1.900%, 11/15/2047
(Mandatory Tender Date 04/01/2021)(1)	335,000	336,293
4.000%, 11/15/2047
(Mandatory Tender Date 07/01/2024)(1)	350,000	394,716
Michigan State Housing Development Authority:
4.000%, 06/01/2046 (Callable 12/01/2024)	1,015,000	1,076,144
3.500%, 06/01/2047 (Callable 06/01/2026)	3,650,000	3,905,427
3.500%, 12/01/2050 (Callable 06/01/2029)	1,985,000	2,213,632
Michigan Strategic Fund,
7.000%, 05/01/2021 (Insured by AMBAC)	2,320,000	2,370,158
Pinckney Community Schools:
5.000%, 05/01/2021 (Insured by Q-SBLF)	100,000	101,502
4.000%, 05/01/2028
(Callable 05/01/2026) (Insured by Q-SBLF)	1,000,000	1,162,210
South Lake Schools:
4.000%, 11/01/2021 (Insured by Q-SBLF)	425,000	437,223
4.000%, 05/01/2022 (Insured by Q-SBLF)	290,000	303,004
4.000%, 11/01/2023 (Insured by Q-SBLF)	500,000	546,520
Tri-County Area School District:
4.000%, 05/01/2021 (Insured by AGM)	520,000	526,089

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tri-County Area School District: (cont.)
4.000%, 05/01/2022 (Insured by AGM)	$640,000	$670,784
4.000%, 05/01/2023 (Insured by AGM)	705,000	762,493
Western Michigan University,
5.000%, 11/15/2025 (Callable 11/15/2021)	25,000	25,992
Total Michigan
(Cost $36,044,762)		36,894,837	2.3%
Minnesota
Brainerd Independent School District No. 181,
4.000%, 02/01/2027 (Insured by SD CRED PROG)	685,000	821,020
City of Crosslake MN,
3.250%, 02/01/2027 (Callable 02/01/2023)	40,000	42,232
City of Maple Grove MN,
4.000%, 05/01/2022	610,000	632,332
City of Minneapolis MN/St. Paul
Housing & Redevelopment Authority,
0.105%, 08/01/2028 (Insured by NATL)(1)(5)	100,000	97,125
City of Plato MN,
4.000%, 04/01/2022	265,000	275,295
City of St. Louis Park MN,
0.950%, 09/01/2023 (Callable 02/01/2021)
(Mandatory Tender Date 09/01/2021)(1)	1,675,000	1,675,620
Duluth Independent School District No. 709,
5.000%, 02/01/2023 (Insured by SD CRED PROG)	815,000	886,272
Fergus Falls Independent School District No. 544:
2.500%, 02/01/2021	160,000	160,216
2.500%, 02/01/2022	145,000	148,191
2.500%, 02/01/2024	105,000	110,370
Housing & Redevelopment
Authority of The City of St. Paul:
5.000%, 07/01/2021	80,000	81,704
0.950%, 11/01/2022 (Callable 05/01/2021)
(Mandatory Tender Date 11/01/2021)(1)	1,000,000	1,001,670
5.000%, 11/15/2025	465,000	562,734
5.000%, 12/01/2025	285,000	329,953
5.000%, 12/01/2027	1,065,000	1,269,341
Maple River Independent School District No. 2135:
5.000%, 02/01/2022 (Insured by SD CRED PROG)	80,000	84,110
5.000%, 02/01/2023 (Insured by SD CRED PROG)	515,000	565,197
5.000%, 02/01/2024 (Insured by SD CRED PROG)	915,000	1,046,385
5.000%, 02/01/2025 (Insured by SD CRED PROG)	395,000	469,880
5.000%, 02/01/2026 (Insured by SD CRED PROG)	1,000,000	1,234,290
Minneapolis-Saint Paul Metropolitan Airports Commission:
5.000%, 01/01/2022	1,050,000	1,097,838
5.000%, 01/01/2025	310,000	366,510

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Higher Education Facilities Authority:
3.000%, 12/01/2021	$275,000	$278,743
5.000%, 04/01/2023	100,000	109,059
3.000%, 12/01/2023	150,000	155,598
5.000%, 03/01/2024	160,000	175,522
4.000%, 12/01/2024	100,000	108,460
5.000%, 03/01/2027 (Callable 03/01/2026)	250,000	286,587
5.000%, 10/01/2027	750,000	934,357
5.000%, 10/01/2028 (Callable 10/01/2027)	1,445,000	1,789,286
5.000%, 10/01/2029 (Callable 10/01/2027)	770,000	947,770
Minnesota Housing Finance Agency:
2.900%, 01/01/2025 (Insured by GNMA)	30,000	32,175
3.900%, 07/01/2030
(Callable 01/01/2022) (Insured by GNMA)	185,000	189,593
4.000%, 01/01/2038 (Callable 01/01/2024)	620,000	663,456
0.620%, 07/01/2041
(SIFMA Municipal Swap Index + 0.550%)
(Callable 07/01/2023)
(Mandatory Tender Date 12/12/2023)
(Insured by GNMA)(2)	220,000	220,451
0.500%, 01/01/2045
(SIFMA Municipal Swap Index + 0.430%)
(Callable 01/01/2023)
(Mandatory Tender Date 07/03/2023)
(Insured by GNMA)(2)	6,595,000	6,588,801
3.500%, 07/01/2046
(Callable 07/01/2025) (Insured by GNMA)	3,370,000	3,600,171
4.000%, 01/01/2047
(Callable 01/01/2026) (Insured by GNMA)	225,000	241,353
4.000%, 07/01/2047
(Callable 01/01/2027) (Insured by GNMA)	435,000	471,227
Moorhead Independent School District No. 152:
4.000%, 02/01/2021	220,000	220,574
4.000%, 02/01/2022	230,000	238,876
4.000%, 02/01/2023	235,000	251,281
4.000%, 02/01/2024	245,000	269,600
4.000%, 02/01/2025	255,000	288,599
Northern Municipal Power Agency,
5.000%, 01/01/2027 (Callable 01/01/2023)	220,000	238,894
Plymouth Intermediate District No. 287,
5.000%, 05/01/2022	105,000	111,507
Shakopee Independent School District No. 720:
5.000%, 02/01/2023 (Insured by SD CRED PROG)	675,000	739,908
0.000%, 02/01/2027 (Insured by SD CRED PROG)	6,660,000	6,257,736

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Cloud Metropolitan Transit Commission,
3.000%, 06/01/2024 (Callable 02/01/2021)	$300,000	$300,522
University of Minnesota,
5.500%, 07/01/2021 (ETM)	110,000	112,698
Total Minnesota
(Cost $38,225,329)		38,781,089	2.4%
Mississippi
Brookhaven School District,
3.000%, 08/01/2023 (Insured by MAC)	200,000	212,494
City of Oxford MS,
3.000%, 09/01/2024	250,000	250,570
City of Ridgeland MS:
3.000%, 10/01/2021	725,000	733,381
3.000%, 10/01/2022	1,420,000	1,456,153
3.000%, 10/01/2023	1,335,000	1,387,986
3.000%, 10/01/2024	1,505,000	1,576,262
City of Yazoo MS:
3.000%, 03/01/2021 (Insured by MAC)	105,000	105,338
3.000%, 03/01/2025 (Insured by MAC)	125,000	137,494
3.000%, 03/01/2026 (Insured by MAC)	130,000	145,628
Copiah-Lincoln Community College District:
2.000%, 09/01/2022 (Insured by MAC)	165,000	169,212
2.000%, 09/01/2023 (Insured by MAC)	95,000	98,671
2.000%, 09/01/2025 (Insured by MAC)	205,000	217,944
2.000%, 09/01/2026
(Callable 09/01/2025) (Insured by MAC)	110,000	116,423
County of Lowndes MS,
6.800%, 04/01/2022	50,000	53,729
Marshall County School District,
3.000%, 06/01/2022 (Insured by BAM)	275,000	283,280
Mississippi Business Finance Corp.:
2.500%, 04/01/2022 (Callable 04/01/2021)	3,550,000	3,564,449
3.200%, 09/01/2028 (Callable 03/13/2024)	2,460,000	2,608,879
Mississippi Development Bank:
3.000%, 07/01/2021 (Insured by ST AID)	730,000	731,584
4.000%, 07/01/2022	170,000	178,347
5.000%, 03/01/2024 (Insured by AGM)	50,000	56,227
5.000%, 11/01/2025 (Insured by BAM)	215,000	258,931
Mississippi Home Corp.,
3.500%, 12/01/2049
(Callable 12/01/2028) (Insured by GNMA)	975,000	1,071,428
State of Mississippi:
5.000%, 10/15/2025	205,000	241,962
5.000%, 10/15/2028 (Callable 10/15/2025)	1,255,000	1,462,426
Total Mississippi
(Cost $16,980,261)		17,118,798	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Missouri
Arnold Retail Corridor
Transportation Development District,
3.000%, 11/01/2028 (Callable 11/01/2024)	$1,165,000	$1,157,730
City of Berkeley MO,
3.000%, 05/01/2024 (Insured by BAM)	205,000	217,784
City of St. Louis MO,
5.000%, 07/01/2023 (Insured by AGM)	415,000	461,148
Hanley Road Corridor
Transportation Development District:
1.000%, 10/01/2027	550,000	548,119
1.625%, 10/01/2033 (Callable 10/01/2029)	700,000	700,028
2.000%, 10/01/2039 (Callable 10/01/2029)	750,000	750,285
Health & Educational Facilities
Authority of the State of Missouri:
4.000%, 04/01/2021	500,000	502,545
4.000%, 06/01/2021	175,000	177,455
5.000%, 09/01/2021	235,000	240,419
0.000%, 09/01/2022 (ETM) (Insured by NATL)	55,000	54,502
5.000%, 09/01/2023	285,000	311,628
5.000%, 06/01/2024	235,000	270,542
5.000%, 09/01/2024	295,000	332,524
Industrial Development Authority of the City of St. Louis,
3.875%, 11/15/2029 (Callable 11/15/2026)	970,000	908,473
Joplin Industrial Development Authority,
4.250%, 02/15/2021 (ETM)	70,000	70,304
Metropolitan Park and Recreation District,
5.000%, 12/30/2025 (Callable 12/30/2023)	1,000,000	1,105,230
Missouri Association of Rural Education,
3.000%, 04/15/2022 (Callable 02/01/2021)	300,000	300,441
Missouri Housing Development Commission,
3.400%, 11/01/2030
(Callable 11/01/2024) (Insured by GNMA)	210,000	225,298
Missouri Southern State University:
5.000%, 10/01/2026 (Insured by AGM)	105,000	124,742
5.000%, 10/01/2027 (Insured by AGM)	100,000	120,836
Move Rolla Transportation Development District,
3.750%, 06/01/2029 (Callable 06/01/2026)	265,000	282,145
Neosho R-V School District:
4.000%, 03/01/2022 (Insured by ST AID)	155,000	161,905
4.000%, 03/01/2023 (Insured by ST AID)	170,000	183,423
4.000%, 03/01/2024 (Insured by ST AID)	275,000	305,995
4.000%, 03/01/2025 (Insured by ST AID)	220,000	252,186
4.000%, 03/01/2026 (Insured by ST AID)	510,000	599,980

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Riverview Gardens School District,
4.000%, 04/01/2022 (Insured by ST AID)	$380,000	$397,906
St. Joseph Industrial Development Authority,
3.350%, 01/01/2024	175,000	172,891
St. Louis Land Clearance for Redevelopment Authority,
4.250%, 06/01/2026	2,040,000	2,237,125
State of Missouri Health & Educational Facilities Authority:
5.000%, 02/01/2022	265,000	276,043
5.000%, 06/01/2036 (Callable 12/01/2022)
(Mandatory Tender Date 06/01/2023)(1)	195,000	211,795
Trenton School District No. R-IX,
4.000%, 03/01/2022 (Insured by ST AID)	40,000	41,782
Total Missouri
(Cost $13,530,051)		13,703,209	0.8%
Montana
City of Red Lodge MT:
2.000%, 07/01/2021 (Insured by BAM)	210,000	211,814
2.000%, 07/01/2022 (Insured by BAM)	195,000	200,068
2.000%, 07/01/2023 (Insured by BAM)	270,000	281,038
Montana Board of Housing:
4.000%, 12/01/2043 (Callable 12/01/2027)	890,000	970,625
4.000%, 06/01/2049
(Callable 12/01/2027) (Insured by FHA)	1,045,000	1,140,806
Montana Facility Finance Authority:
5.000%, 01/01/2023	100,000	109,083
4.000%, 07/01/2025	155,000	171,342
5.000%, 07/01/2025	110,000	132,059
4.000%, 07/01/2026	330,000	369,547
Total Montana
(Cost $3,462,245)		3,586,382	0.2%
Nebraska
Central Plains Energy Project,
5.000%, 09/01/2032 (Callable 09/01/2022)	350,000	374,545
Public Power Generation Agency:
5.000%, 01/01/2029 (Callable 01/01/2025)	285,000	332,863
5.000%, 01/01/2031 (Callable 01/01/2025)	625,000	727,469
Scotts Bluff County School District No. 16,
5.000%, 12/01/2026 (Pre-refunded to 05/30/2022)	115,000	122,728
Total Nebraska
(Cost $1,547,276)		1,557,605	0.1%
Nevada
City of Yerington NV,
1.625%, 11/01/2023 (Callable 11/01/2022)	7,000,000	7,093,240

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Clark County School District:
5.000%, 06/15/2021	$1,040,000	$1,061,309
5.000%, 06/15/2023	585,000	647,098
County of Clark NV,
5.000%, 07/01/2025	490,000	588,510
Las Vegas Redevelopment Agency,
5.000%, 06/15/2023	250,000	272,892
Lyon County School District,
5.000%, 04/01/2021	490,000	495,395
Nevada Housing Division,
4.000%, 10/01/2049
(Callable 10/01/2028) (Insured by GNMA)	960,000	1,071,322
Total Nevada
(Cost $11,086,295)		11,229,766	0.7%
New Hampshire
New Hampshire Health and Education Facilities Authority:
3.150%, 04/01/2022 (Callable 11/01/2021)(3)	8,900,000	8,955,269
0.070%, 10/01/2030
(Callable 01/04/2021) (Optional Put Date 01/07/2021)(1)	2,400,000	2,400,000
Total New Hampshire
(Cost $11,356,171)		11,355,269	0.7%
New Jersey
Atlantic City Board of Education:
3.400%, 08/15/2021(3)	2,026,000	2,057,403
3.400%, 08/15/2022(3)	2,087,000	2,164,782
3.400%, 08/15/2023(3)	2,171,000	2,294,465
3.400%, 08/15/2024(3)	793,000	851,658
Cape May County Industrial
Pollution Control Financing Authority,
6.800%, 03/01/2021 (Insured by NATL)	120,000	121,168
City of Atlantic City NJ:
5.000%, 03/01/2022 (Insured by BAM)	100,000	104,987
5.000%, 03/01/2024 (Insured by BAM)	300,000	339,867
City of Bayonne NJ,
5.000%, 07/15/2022 (Insured by AGM)	475,000	508,625
City of Newark NJ,
5.000%, 10/01/2022 (Insured by ST AID)	700,000	748,769
City of Trenton NJ:
4.000%, 07/15/2022 (Insured by AGM)	500,000	527,545
4.000%, 07/15/2023 (Insured by AGM)	200,000	217,616
City of Union City NJ:
5.000%, 11/01/2021 (Insured by ST AID)	530,000	546,287
5.000%, 11/01/2022 (Insured by ST AID)	505,000	538,976
5.000%, 11/01/2023 (Insured by ST AID)	435,000	479,753

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Hudson NJ,
7.000%, 12/01/2021 (Insured by NATL)	$5,280,000	$5,550,970
New Jersey Economic Development Authority:
0.000%, 01/01/2021 (Insured by AMBAC)	130,000	130,000
3.250%, 01/01/2021	230,000	230,000
5.000%, 07/15/2021	100,000	102,186
5.250%, 12/15/2021 (Insured by NATL)	500,000	522,690
4.000%, 01/01/2022	660,000	671,873
0.000%, 07/01/2022 (ETM) (Insured by NATL)	25,000	24,833
5.000%, 07/15/2022	240,000	251,150
4.000%, 01/01/2023	50,000	51,781
5.000%, 09/01/2023 (Callable 03/01/2021)	485,000	488,395
5.000%, 06/15/2024	390,000	444,167
0.000%, 07/01/2024 (ETM) (Insured by NATL)	455,000	446,519
5.250%, 09/01/2024 (Callable 03/01/2021)	320,000	322,365
5.250%, 07/01/2025 (Insured by NATL)	380,000	451,087
5.000%, 03/01/2026 (Callable 03/01/2023)	1,180,000	1,275,875
5.000%, 06/15/2026 (Callable 06/15/2024)	400,000	450,036
5.250%, 09/01/2026 (Callable 03/01/2021)	585,000	589,323
5.000%, 06/15/2027 (Callable 06/15/2024)	1,050,000	1,177,701
5.000%, 03/01/2029 (Callable 03/01/2023)	500,000	536,510
3.125%, 07/01/2029 (Callable 07/01/2027)	140,000	141,397
5.000%, 03/01/2030 (Callable 03/01/2023)	735,000	787,729
4.000%, 07/01/2030 (Callable 02/01/2021)	500,000	501,215
5.000%, 03/01/2031 (Pre-refunded to 09/01/2022)	65,000	70,210
New Jersey Educational Facilities Authority:
5.000%, 07/01/2021	125,000	127,725
5.000%, 07/01/2022 (ETM)	150,000	160,815
New Jersey Health Care Facilities Financing Authority:
5.000%, 07/01/2025 (Insured by AGM)	55,000	64,752
0.170%, 07/01/2038 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	5,515,000	5,515,000
New Jersey Higher Education Student Assistance Authority,
2.375%, 12/01/2029 (Callable 06/01/2028)	2,385,000	2,478,826
New Jersey Housing & Mortgage Finance Agency:
1.500%, 09/01/2022
(Mandatory Tender Date 09/01/2021)(1)	4,000,000	4,028,240
4.500%, 10/01/2048 (Callable 10/01/2027)	770,000	868,206
4.750%, 10/01/2050 (Callable 04/01/2028)	1,350,000	1,537,069
New Jersey Transportation Trust Fund Authority:
5.500%, 12/15/2021 (Insured by AGM)	255,000	267,472
5.000%, 06/15/2023	3,995,000	4,395,459
5.000%, 12/15/2023	275,000	309,317
5.000%, 12/15/2023	620,000	697,370
5.250%, 12/15/2023	360,000	407,804

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Transportation Trust Fund Authority: (cont.)
5.000%, 06/15/2024	$800,000	$909,104
0.000%, 12/15/2026 (Insured by AMBAC)	110,000	100,741
5.000%, 12/15/2026	1,390,000	1,679,287
North Hudson Sewerage Authority:
0.000%, 08/01/2021 (ETM) (Insured by NATL)	60,000	59,900
0.000%, 08/01/2025 (ETM) (Insured by NATL)	25,000	24,104
South Jersey Transportation Authority,
5.000%, 11/01/2029 (Pre-refunded to 11/01/2022)	125,000	135,644
State of New Jersey:
5.000%, 06/01/2024	7,350,000	8,458,895
5.000%, 06/01/2025	6,500,000	7,736,170
Tender Option Bond Trust,
0.220%, 07/01/2047
(Optional Put Date 01/07/2021)(1)(3)	600,000	600,000
Washington Township Municipal Utilities Authority:
0.000%, 12/15/2021 (Insured by NATL)	100,000	99,267
0.000%, 12/15/2023 (Insured by NATL)	25,000	24,256
Total New Jersey
(Cost $66,193,753)		67,405,336	4.2%
New Mexico
City of Farmington NM,
1.875%, 04/01/2033
(Mandatory Tender Date 10/01/2021)(1)	200,000	201,966
New Mexico Hospital Equipment Loan Council,
4.750%, 07/01/2022	170,000	175,824
New Mexico Mortgage Finance Authority:
3.500%, 03/01/2045 (Callable 03/01/2026)	40,000	43,212
3.750%, 03/01/2048
(Callable 03/01/2027) (Insured by GNMA)	230,000	251,597
4.250%, 07/01/2049 (Callable 01/01/2028)	65,000	72,716
3.750%, 01/01/2050
(Callable 01/01/2029) (Insured by GNMA)	1,930,000	2,144,423
4.250%, 01/01/2050
(Callable 07/01/2028) (Insured by GNMA)	2,690,000	3,014,871
Total New Mexico
(Cost $5,649,611)		5,904,609	0.4%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2027 (Callable 05/01/2026)	1,000,000	1,136,640
Albany County Capital Resource Corp.,
2.600%, 07/01/2025	970,000	937,553
BluePath TE Trust,
2.750%, 09/01/2026 (Callable 08/27/2021)(3)	1,067,285	1,094,465

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Long Beach NY:
4.000%, 08/15/2025
(Callable 08/15/2022) (Insured by BAM)	$100,000	$105,674
5.000%, 09/01/2026	1,370,000	1,630,492
City of New York NY:
5.000%, 08/01/2022	185,000	198,627
5.000%, 10/01/2022 (Pre-refunded to 10/01/2021)	190,000	196,802
5.000%, 08/01/2038 (Callable 08/01/2023)
(Mandatory Tender Date 02/01/2024)(1)	5,500,000	6,131,070
0.010%, 10/01/2040 (Optional Put Date 01/04/2021)(1)	10,930,000	10,930,000
County of Rockland NY,
5.000%, 03/01/2023 (Insured by AGM)	415,000	457,147
County of Suffolk NY:
2.000%, 07/22/2021	9,000,000	9,057,330
5.000%, 05/01/2023	2,845,000	3,099,002
5.000%, 05/01/2027 (Callable 05/01/2024)	500,000	559,320
Dutchess County Local Development Corp.,
5.000%, 07/01/2026	1,000,000	1,205,770
Geneva Development Corp.:
5.000%, 09/01/2023 (Pre-refunded to 09/01/2022)	450,000	485,838
5.000%, 09/01/2023 (ETM)	30,000	33,803
5.000%, 09/01/2024 (Pre-refunded to 09/01/2023)	50,000	56,339
Hempstead Town Local Development Corp.,
5.000%, 07/01/2025 (Callable 07/01/2023)	815,000	898,782
Housing Development Corp.,
2.000%, 11/01/2057 (Callable 01/19/2021)
(Mandatory Tender Date 12/31/2021)(1)	1,775,000	1,775,834
Long Island Power Authority:
0.850%, 05/01/2033
(1 Month LIBOR USD + 0.750%) (Callable 10/01/2022)
(Mandatory Tender Date 10/01/2023)(2)	5,360,000	5,366,003
1.650%, 09/01/2049 (Callable 03/01/2024)
(Mandatory Tender Date 09/01/2024)(1)	1,805,000	1,875,576
Metropolitan Transportation Authority:
5.000%, 05/15/2021	615,000	621,451
5.000%, 09/01/2021	4,515,000	4,600,559
5.000%, 11/15/2021	1,075,000	1,102,090
4.000%, 02/01/2022	1,565,000	1,596,644
5.000%, 03/01/2022	445,000	466,814
5.000%, 05/15/2022	525,000	545,759
5.000%, 09/01/2022	3,250,000	3,405,545
5.000%, 11/15/2023	150,000	162,363
0.779%, 11/01/2032 (1 Month LIBOR USD + 0.680%)
(Mandatory Tender Date 04/06/2021)
(Insured by AGM)(2)	145,000	144,542

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Monroe County Industrial Development Corp.,
5.000%, 06/01/2021	$1,730,000	$1,759,843
New York City Housing Development Corp.:
2.950%, 11/01/2045 (Callable 05/01/2025)
(Mandatory Tender Date 02/01/2026)
(Insured by FNMA)(1)	225,000	245,637
2.750%, 05/01/2050	300,000	312,318
2.100%, 11/01/2058 (Callable 02/01/2022)
(Mandatory Tender Date 07/03/2023)(1)	230,000	233,436
0.700%, 11/01/2060 (Callable 05/01/2023)
(Mandatory Tender Date 05/01/2025)(1)	5,000,000	5,000,450
New York City Water & Sewer System,
0.010%, 06/15/2033 (Callable 01/15/2021)
(Optional Put Date 01/04/2021)(1)	735,000	735,000
New York Liberty Development Corp.:
0.570%, 10/01/2035
(Optional Put Date 01/07/2021)(1)(3)	3,750,000	3,750,000
0.570%, 10/01/2035
(Optional Put Date 01/07/2021)(1)(3)	3,464,000	3,464,000
New York State Dormitory Authority:
5.000%, 12/15/2021	55,000	57,527
5.000%, 07/01/2028 (Callable 07/01/2025)	505,000	593,921
5.000%, 05/01/2048 (Callable 11/01/2025)
(Mandatory Tender Date 05/01/2026)(1)	2,375,000	2,834,111
New York State Energy Research & Development Authority,
2.625%, 04/01/2034
(Mandatory Tender Date 07/03/2023)(1)	2,865,000	3,022,289
New York State Housing Finance Agency:
1.600%, 11/01/2024 (Callable 12/01/2021)	5,815,000	5,878,093
0.750%, 11/01/2025 (Callable 01/01/2022)	5,000,000	5,001,750
New York Transportation Development Corp.,
5.000%, 12/01/2027	900,000	1,123,884
Oneida County Local Development Corp.,
5.000%, 12/01/2029
(Callable 12/01/2023) (Insured by AGM)	715,000	800,521
St. Lawrence County Industrial Development Agency:
5.000%, 07/01/2025 (Callable 01/01/2023)	235,000	253,713
5.000%, 07/01/2026	300,000	363,333
5.000%, 07/01/2027 (Callable 07/01/2026)	175,000	209,248
State of New York Mortgage Agency:
3.500%, 10/01/2043 (Callable 04/01/2023)	150,000	157,977
4.000%, 10/01/2046 (Callable 04/01/2025)	280,000	298,771
Town of Oyster Bay NY:
3.000%, 02/01/2022	3,260,000	3,344,825
4.000%, 02/15/2026 (Insured by BAM)	95,000	110,961
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Triborough Bridge & Tunnel Authority:
0.596%, 11/15/2027
(1 Month LIBOR USD + 0.500%)
(Callable 05/15/2021)
(Mandatory Tender Date 11/15/2021)(2)	$2,540,000	$2,539,314
0.796%, 01/01/2032
(1 Month LIBOR USD + 0.700%)
(Mandatory Tender Date 02/01/2021)(2)	7,985,000	7,986,597
Utility Debt Securitization Authority,
5.000%, 12/15/2025 (Callable 12/15/2023)	210,000	239,917
Total New York
(Cost $109,142,658)		110,195,270	6.8%
North Carolina
Durham Housing Authority,
5.000%, 12/01/2035 (Pre-refunded to 12/01/2022)	265,000	283,781
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022 (Insured by AGC)	100,000	105,136
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021 (ETM)	890,000	890,000
6.000%, 01/01/2022 (ETM)	155,000	163,909
North Carolina Housing Finance Agency:
4.000%, 07/01/2048
(Callable 07/01/2027) (Insured by GNMA)	340,000	373,939
4.000%, 01/01/2050 (Callable 07/01/2028)	1,760,000	1,970,531
4.000%, 07/01/2050 (Callable 07/01/2029)	3,200,000	3,629,472
North Carolina Medical Care Commission:
5.750%, 01/01/2035 (Pre-refunded to 01/01/2021)	130,000	130,000
2.200%, 12/01/2048 (Callable 06/01/2022)
(Mandatory Tender Date 12/01/2022)(1)	1,845,000	1,889,428
North Carolina Turnpike Authority:
5.000%, 02/01/2024	8,650,000	9,803,737
5.000%, 01/01/2025	50,000	58,443
State of North Carolina,
5.000%, 05/01/2024 (Callable 05/01/2023)	1,250,000	1,388,525
University of North Carolina at Chapel Hill,
0.496%, 12/01/2041
(1 Month LIBOR USD + 0.400%)
(Callable 03/09/2022)
(Mandatory Tender Date 11/09/2022)(2)	5,000,000	5,003,050
Total North Carolina
(Cost $25,254,806)		25,689,951	1.6%
North Dakota
City of Dickinson ND,
5.000%, 10/01/2025 (Callable 10/01/2021)	1,150,000	1,172,552

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Horace ND:
1.900%, 08/01/2022 (Callable 08/01/2021)	$1,325,000	$1,326,047
3.000%, 05/01/2025	250,000	271,585
3.000%, 05/01/2026	335,000	368,812
3.000%, 05/01/2027 (Callable 05/01/2026)	265,000	288,855
City of Mandan ND,
2.750%, 09/01/2041 (Callable 02/01/2021)	430,000	430,202
City of Watford City ND:
3.000%, 12/01/2021 (Insured by AGM)	1,980,000	2,020,491
3.000%, 12/01/2023 (Insured by AGM)	1,825,000	1,930,430
City of West Fargo ND:
5.000%, 05/01/2022	200,000	212,174
4.000%, 05/01/2023	305,000	329,650
4.000%, 05/01/2024	900,000	1,001,016
City of Williston ND,
4.250%, 07/15/2025 (Callable 07/15/2022)	775,000	813,463
County of Burleigh ND:
4.000%, 11/01/2021	1,000,000	1,025,660
2.750%, 02/01/2022 (Callable 01/21/2021)	10,000,000	10,001,700
4.000%, 11/01/2029
(Pre-refunded to 11/01/2022) (Insured by AGM)	400,000	427,556
4.500%, 07/01/2032 (Pre-refunded to 07/01/2022)	360,000	381,056
County of McKenzie ND:
5.000%, 08/01/2022	1,000,000	1,059,970
5.000%, 08/01/2023	2,300,000	2,523,123
County of Ward ND,
4.000%, 04/01/2024
(Callable 04/01/2023) (Insured by AGM)	400,000	429,524
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/19/2021)	1,025,000	1,025,728
North Dakota Housing Finance Agency:
4.000%, 07/01/2048 (Callable 01/01/2027)	215,000	235,070
4.000%, 01/01/2051 (Callable 07/01/2029)	2,500,000	2,834,925
Williston Public School District No. 1,
3.000%, 08/01/2026
(Callable 08/01/2024) (Insured by SD CRED PROG)	1,015,000	1,094,485
Total North Dakota
(Cost $30,719,188)		31,204,074	1.9%
Ohio
Akron Bath Copley Joint Township Hospital District,
5.000%, 11/15/2028	460,000	582,130
Alliance City School District,
2.500%, 12/01/2022 (Insured by SD CRED PROG)	200,000	208,550

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
American Municipal Power, Inc.:
5.000%, 02/15/2026 (Callable 02/15/2024)	$1,200,000	$1,363,632
2.250%, 02/15/2048 (Callable 02/15/2021)
(Mandatory Tender Date 08/15/2021)(7)	275,000	275,506
City of Huron OH,
3.125%, 12/01/2024	325,000	340,119
City of Lorain OH:
3.000%, 12/01/2021 (Insured by BAM)	110,000	112,521
3.000%, 12/01/2022 (Insured by BAM)	185,000	193,436
3.000%, 12/01/2023 (Insured by BAM)	185,000	196,344
3.000%, 12/01/2024 (Insured by BAM)	130,000	140,093
3.000%, 12/01/2025 (Insured by BAM)	135,000	147,308
3.000%, 12/01/2026 (Insured by BAM)	135,000	147,924
City of Middleburg Heights OH:
4.000%, 08/01/2025	165,000	184,772
5.000%, 08/01/2026	270,000	321,770
5.000%, 08/01/2027	280,000	340,334
5.250%, 08/01/2041 (Callable 08/01/2021)	1,900,000	1,955,746
City of St. Clairsville OH,
4.000%, 12/01/2023 (Insured by BAM)	340,000	375,234
City of Tiffin OH,
2.500%, 12/01/2024 (Callable 12/01/2023)	250,000	262,630
Cleveland-Cuyahoga County Port Authority,
5.000%, 08/01/2026 (Callable 08/01/2024)	525,000	585,317
County of Franklin OH:
5.000%, 05/15/2027 (Callable 05/15/2023)	1,000,000	1,103,220
5.000%, 05/15/2030 (Callable 05/15/2023)	270,000	295,893
0.500%, 05/15/2050
(SIFMA Municipal Swap Index + 0.430%)
(Callable 05/15/2021)
(Mandatory Tender Date 11/15/2021)(2)	500,000	500,230
County of Gallia OH,
8.000%, 07/01/2042 (Pre-refunded to 07/01/2022)	540,000	596,657
County of Holmes OH,
3.000%, 12/01/2022
(Callable 02/01/2021) (Insured by AGM)	130,000	131,464
County of Montgomery OH:
5.000%, 11/15/2024	1,460,000	1,658,706
5.000%, 11/15/2025	2,500,000	2,923,325
5.000%, 11/15/2027	2,000,000	2,434,860
Cuyahoga Metropolitan Housing Authority:
3.000%, 12/01/2022	245,000	255,861
4.000%, 12/01/2023	310,000	339,106
4.000%, 12/01/2024	335,000	376,975
4.000%, 12/01/2025	335,000	386,356

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Euclid City School District:
4.000%, 12/01/2023 (Insured by BAM)	$130,000	$143,392
4.000%, 12/01/2025 (Insured by BAM)	65,000	75,817
4.000%, 12/01/2026 (Insured by BAM)	100,000	118,993
Great Oaks Career Campuses Board of Education,
4.000%, 12/01/2022	400,000	429,212
Greater Cleveland Regional Transit Authority,
5.000%, 12/01/2023	145,000	164,798
Groveport-Madison Local School District,
4.000%, 12/01/2024
(Callable 12/01/2022) (Insured by BAM)	50,000	53,217
Miami University,
4.000%, 09/01/2027 (Callable 09/01/2022)	160,000	168,218
Norton City School District,
4.000%, 11/01/2026
(Callable 11/01/2023) (Insured by SD CRED PROG)	430,000	472,239
Ohio Higher Educational Facility Commission:
5.000%, 11/01/2023	580,000	638,818
5.000%, 05/01/2024	705,000	804,786
5.000%, 05/01/2024	415,000	473,739
5.000%, 03/01/2025	685,000	726,490
5.000%, 05/01/2025	595,000	702,457
5.000%, 05/01/2025	455,000	537,173
5.000%, 05/01/2026 (Callable 05/01/2025)	750,000	881,970
Ohio Housing Finance Agency:
4.000%, 03/01/2047
(Callable 09/01/2025) (Insured by GNMA)	105,000	112,795
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	1,990,000	2,248,959
Ohio Turnpike & Infrastructure Commission,
5.500%, 02/15/2024	1,185,000	1,317,281
Oregon City School District,
0.000%, 12/01/2021	245,000	244,292
Port of Greater Cincinnati Development Authority:
3.000%, 05/01/2023 (Callable 05/01/2022)	5,805,000	5,808,947
3.125%, 11/15/2023	360,000	369,893
5.000%, 04/01/2026	175,000	207,435
5.000%, 04/01/2027	250,000	302,965
State of Ohio:
5.000%, 04/01/2029 (Callable 04/01/2023)	25,000	27,547
5.000%, 01/15/2050
(Mandatory Tender Date 01/15/2025)(1)	4,485,000	5,237,762
Toledo OH,
5.000%, 12/01/2022	150,000	160,941

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Troy City School District,
2.050%, 12/01/2023 (Callable 12/01/2022)	$130,000	$134,198
Village of Cuyahoga Heights OH:
4.000%, 12/01/2023 (Insured by AGM)	95,000	103,460
4.000%, 12/01/2024 (Insured by AGM)	100,000	111,833
Wauseon Exempted Village School District,
0.000%, 12/01/2021 (Insured by SD CRED PROG)	400,000	398,484
Total Ohio
(Cost $41,171,746)		41,914,130	2.6%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	240,000	240,876
City of Midwest City OK:
3.000%, 06/01/2021	370,000	374,229
3.000%, 06/01/2023	485,000	513,872
Cleveland County Educational Facilities Authority,
5.000%, 06/01/2021	1,080,000	1,099,526
Custer County Economic Development Authority:
4.000%, 12/01/2021	415,000	428,566
4.000%, 12/01/2023	450,000	492,930
Elk City Industrial Authority,
3.000%, 05/01/2022	105,000	108,596
Kingfisher County Educational Facilities Authority,
3.000%, 03/01/2023	385,000	404,662
Oklahoma County Finance Authority,
5.000%, 09/01/2024	350,000	407,162
Oklahoma Development Finance Authority:
4.000%, 08/01/2021	425,000	430,589
4.000%, 08/01/2022	535,000	554,003
5.000%, 08/01/2023	485,000	523,063
2.600%, 03/01/2024	1,000,000	998,480
5.000%, 08/01/2024	585,000	646,998
0.250%, 08/15/2031 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	12,500,000	12,500,000
Oklahoma Municipal Power Authority,
0.460%, 01/01/2023
(SIFMA Municipal Swap Index + 0.390%)(2)	205,000	204,980
Oklahoma Water Resources Board,
5.000%, 04/01/2023	750,000	830,858
Purcell Public Works Authority:
5.000%, 03/01/2024	250,000	277,423
5.000%, 03/01/2025	200,000	227,722
5.000%, 03/01/2026	435,000	506,105
5.000%, 03/01/2027	880,000	1,038,426

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Texas County Development Authority,
4.000%, 12/01/2023	$675,000	$737,762
Tulsa County Industrial Authority,
5.000%, 09/01/2024	400,000	464,856
Tulsa Industrial Authority,
5.000%, 10/01/2023	790,000	845,182
University of Oklahoma,
5.000%, 07/01/2029 (Callable 07/01/2026)	3,515,000	4,265,699
Total Oklahoma
(Cost $28,922,940)		29,122,565	1.8%
Oregon
County of Yamhill OR:
4.000%, 10/01/2022	500,000	517,515
4.000%, 10/01/2023	425,000	448,766
4.000%, 10/01/2024	425,000	456,297
Oregon State Business Development Commission,
2.400%, 12/01/2040
(Mandatory Tender Date 08/14/2023)(1)	100,000	105,157
Port of Morrow OR,
4.000%, 06/01/2026 (Callable 02/01/2021)	220,000	220,534
State of Oregon:
4.000%, 05/01/2023	500,000	544,305
4.000%, 12/01/2048 (Callable 12/01/2026)	775,000	842,363
State of Oregon Housing &
Community Services Department:
3.500%, 07/01/2032 (Callable 07/01/2026)	2,695,000	2,940,568
3.875%, 01/01/2033 (Callable 07/01/2024)	315,000	338,181
3.500%, 07/01/2036 (Callable 01/01/2025)	95,000	100,222
4.500%, 01/01/2049 (Callable 07/01/2027)	1,380,000	1,521,243
4.500%, 07/01/2049 (Callable 07/01/2027)	425,000	471,555
Total Oregon
(Cost $8,225,261)		8,506,706	0.5%
Pennsylvania
Abington Heights School District Lackawanna County,
2.000%, 03/15/2023
(Callable 02/01/2021) (Insured by ST AID)	195,000	195,205
Aliquippa Municipal Water Authority,
2.000%, 11/15/2023
(Callable 11/15/2022) (Insured by BAM)	250,000	256,480
Allegheny County Higher Education Building Authority,
5.000%, 03/01/2023 (Callable 03/01/2021)	250,000	251,767
Allegheny County Hospital Development Authority:
5.000%, 07/15/2021	2,525,000	2,586,307
4.125%, 10/15/2026 (Callable 10/15/2021)	55,000	56,403

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Allentown City School District,
2.375%, 03/31/2021
(Callable 02/01/2021) (Insured by ST AID)	$1,500,000	$1,500,105
Berks County Industrial Development Authority:
5.000%, 11/01/2021	270,000	277,282
5.000%, 11/01/2023	75,000	79,851
5.000%, 11/01/2024	375,000	407,269
Berks County Municipal Authority:
5.000%, 02/01/2024	435,000	465,481
5.000%, 02/01/2025	565,000	616,573
5.000%, 02/01/2040 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)(1)	360,000	389,426
5.000%, 02/01/2040 (Callable 08/01/2026)
(Mandatory Tender Date 02/01/2027)(1)	1,000,000	1,112,680
Blacklick Valley School District:
5.000%, 11/15/2021 (Insured by MAC)	170,000	176,609
5.000%, 11/15/2022 (Insured by MAC)	175,000	189,604
5.000%, 11/15/2023 (Insured by MAC)	190,000	214,041
5.000%, 11/15/2024 (Insured by MAC)	200,000	233,630
Borough of Lewistown PA:
4.000%, 09/01/2022 (Insured by AGM)	265,000	281,406
4.000%, 09/01/2023 (Insured by AGM)	315,000	343,149
4.000%, 09/01/2024 (Insured by AGM)	100,000	112,133
Caernarvon Township Authority:
4.000%, 09/01/2023 (Insured by MAC)	100,000	108,936
4.000%, 09/01/2024 (Insured by MAC)	140,000	157,041
4.000%, 09/01/2025
(Callable 09/01/2024) (Insured by MAC)	100,000	111,766
4.000%, 09/01/2026
(Callable 09/01/2024) (Insured by MAC)	150,000	167,302
4.000%, 09/01/2027
(Callable 09/01/2024) (Insured by MAC)	130,000	144,690
4.000%, 09/01/2028
(Callable 09/01/2024) (Insured by MAC)	165,000	182,990
4.000%, 09/01/2029
(Callable 09/01/2024) (Insured by MAC)	170,000	187,942
4.000%, 09/01/2030
(Callable 09/01/2024) (Insured by MAC)	175,000	193,107
4.000%, 09/01/2032
(Callable 09/01/2024) (Insured by MAC)	375,000	411,653
Carmichaels Area School District:
4.000%, 09/01/2022 (Insured by BAM)	100,000	105,320
4.000%, 09/01/2023 (Insured by BAM)	155,000	168,379
4.000%, 09/01/2024 (Insured by BAM)	220,000	245,507

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Catholic Health Initiatives,
4.000%, 05/15/2022
(Pre-refunded to 05/15/2021) (Insured by ST AID)	$50,000	$50,678
Centennial School District Bucks County,
5.000%, 12/15/2022 (Insured by ST AID)	50,000	54,655
Central Bradford Progress Authority,
5.000%, 12/01/2026 (Pre-refunded to 12/01/2021)	415,000	433,052
City of Altoona PA,
4.000%, 08/01/2027 (Insured by AGM)	110,000	130,985
City of Bradford PA:
2.500%, 11/01/2025 (Insured by AGM)	395,000	415,852
3.500%, 11/01/2028
(Callable 11/01/2025) (Insured by AGM)	385,000	413,906
3.500%, 11/01/2029
(Callable 11/01/2025) (Insured by AGM)	100,000	106,640
City of Pittston PA:
1.000%, 11/15/2022 (Insured by BAM)	100,000	100,276
4.000%, 11/15/2023 (Insured by BAM)	175,000	189,938
4.000%, 11/15/2024 (Insured by BAM)	265,000	294,089
4.000%, 11/15/2025 (Insured by BAM)	275,000	312,147
4.000%, 11/15/2026
(Callable 11/15/2025) (Insured by BAM)	140,000	158,134
4.000%, 11/15/2027
(Callable 11/15/2025) (Insured by BAM)	125,000	140,304
City of Wilkes-Barre PA:
4.000%, 11/15/2025 (Insured by BAM)	200,000	226,916
4.000%, 11/15/2026 (Insured by BAM)	595,000	686,993
4.000%, 11/15/2027 (Insured by BAM)	1,000,000	1,167,620
City of York PA,
5.000%, 11/15/2025	1,505,000	1,585,382
Coatesville School District,
5.000%, 08/01/2023 (Insured by AGM)	150,000	166,450
Commonwealth Financing Authority:
5.000%, 06/01/2022	265,000	281,597
5.000%, 06/01/2023	225,000	248,796
Commonwealth of Pennsylvania,
3.750%, 10/01/2021 (Callable 02/01/2021)	175,000	175,404
County of Allegheny PA,
0.693%, 11/01/2026 (3 Month LIBOR USD + 0.550%)
(Callable 02/01/2021) (Insured by AGM)(2)	650,000	649,103
County of Lackawanna PA,
3.000%, 03/15/2021 (Insured by BAM)	215,000	216,092
County of McKean PA:
4.000%, 11/01/2022 (Insured by BAM)	120,000	127,360
4.000%, 11/01/2023 (Insured by BAM)	395,000	432,102

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Crawford Central School District:
4.000%, 02/15/2022 (Insured by BAM)	$275,000	$286,151
4.000%, 02/15/2024 (Insured by BAM)	1,505,000	1,660,436
4.000%, 02/15/2025 (Insured by BAM)	2,455,000	2,784,633
Cumberland County Municipal Authority:
5.000%, 01/01/2029 (Pre-refunded to 01/01/2025)	190,000	224,717
5.000%, 01/01/2029 (Callable 01/01/2025)	935,000	1,032,193
Delaware Valley Regional Finance Authority:
0.600%, 09/01/2048
(SIFMA Municipal Swap Index + 0.530%)
(Callable 09/01/2022)
(Mandatory Tender Date 09/01/2023)(2)	5,000,000	4,993,700
0.856%, 09/01/2048 (1 Month LIBOR USD + 0.760%)
(Callable 09/01/2023)
(Mandatory Tender Date 09/01/2024)(2)	2,000,000	2,000,240
0.976%, 09/01/2048 (1 Month LIBOR USD + 0.880%)
(Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)	2,000,000	2,003,600
0.190%, 11/01/2055
(SIFMA Municipal Swap Index + 0.210%)
(Callable 01/04/2021) (Optional Put Date 01/07/2021)(1)	6,100,000	6,100,000
East Allegheny School District,
0.000%, 11/15/2021 (Insured by AGM)	480,000	477,859
East Hempfield Township
Industrial Development Authority,
5.000%, 07/01/2029 (Callable 07/01/2024)	1,730,000	1,756,279
Eastern York School District,
2.250%, 09/01/2025
(Callable 02/01/2021) (Insured by BAM)	655,000	655,688
Easton Area School District,
4.000%, 04/01/2030
(Callable 10/01/2024) (Insured by ST AID)	1,150,000	1,275,902
Elizabeth Forward School District,
0.000%, 09/01/2022 (ETM) (Insured by NATL)	250,000	248,353
Erie City Water Authority,
4.000%, 12/01/2025
(Pre-refunded to 12/01/2022) (Insured by AGM)	385,000	411,969
Greater Hazleton Joint Sewer Authority:
4.000%, 05/15/2022 (Insured by BAM)	255,000	267,985
4.000%, 05/15/2023 (Insured by BAM)	460,000	497,674
4.000%, 05/15/2024 (Insured by BAM)	325,000	362,820
4.000%, 05/15/2025 (Insured by BAM)	255,000	292,541
Hamburg Area School District,
4.000%, 04/01/2024 (Insured by ST AID)	845,000	936,936

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hazleton Area School District,
4.000%, 03/01/2025 (Insured by BAM)	$430,000	$485,883
Indiana Area School District,
2.250%, 09/01/2022
(Callable 02/01/2021) (Insured by BAM)	950,000	950,741
Lackawanna County Industrial Development Authority,
5.000%, 11/01/2021	450,000	466,097
Lancaster City Parking Authority,
3.000%, 12/01/2027 (Insured by BAM)	645,000	727,592
Lancaster Higher Education Authority,
5.000%, 10/01/2022 (Insured by BAM)	35,000	37,800
Lancaster Industrial Development Authority,
5.000%, 05/01/2022 (ETM)	45,000	47,851
Lehigh County Industrial Development Authority,
1.800%, 09/01/2029
(Mandatory Tender Date 09/01/2022)(1)	5,090,000	5,205,747
Lycoming County Authority:
2.000%, 11/01/2035
(Mandatory Tender Date 11/01/2022)(1)	1,000,000	1,000,000
4.000%, 11/01/2043
(Mandatory Tender Date 05/01/2024)(1)	1,260,000	1,338,788
Montgomery County Higher
Education & Health Authority,
3.000%, 05/01/2036
(Mandatory Tender Date 05/01/2021)(1)	1,660,000	1,668,532
Montgomery County Industrial Development Authority:
4.000%, 12/01/2021	100,000	102,385
4.000%, 12/01/2022	90,000	94,341
4.000%, 12/01/2023	125,000	133,857
4.000%, 12/01/2024	200,000	218,424
4.000%, 12/01/2025	200,000	222,294
North East School District,
2.000%, 09/01/2021
(Callable 02/01/2021) (Insured by BAM)	445,000	445,507
North Penn Water Authority,
0.630%, 11/01/2024
(SIFMA Municipal Swap Index + 0.560%)
(Callable 11/01/2023)(2)	845,000	839,955
North Pocono School District,
4.000%, 03/15/2024 (Insured by BAM)	230,000	254,918
Northampton County General Purpose Authority:
5.000%, 10/01/2021	100,000	101,719
1.141%, 08/15/2048 (1 Month LIBOR USD + 1.040%)
(Callable 02/15/2023)
(Mandatory Tender Date 08/15/2024)(2)	75,000	75,272

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Octorara Area School District,
4.000%, 04/01/2025 (Insured by AGM)	$355,000	$406,333
Palmyra Area School District,
5.000%, 06/01/2030
(Callable 06/01/2025) (Insured by ST AID)	400,000	474,920
Pennsylvania Economic Development Financing Authority,
2.800%, 12/01/2033
(Mandatory Tender Date 12/01/2021)(1)	720,000	736,200
Pennsylvania Higher Educational Facilities Authority:
5.000%, 08/15/2024 (Pre-refunded to 08/15/2021)	185,000	190,513
5.000%, 05/01/2025	575,000	675,625
5.000%, 05/01/2026	570,000	689,683
2.850%, 05/01/2034
(Mandatory Tender Date 05/01/2021)(1)	495,000	497,821
Pennsylvania Housing Finance Agency:
2.450%, 07/01/2022
(Mandatory Tender Date 07/01/2021)(1)	2,500,000	2,525,875
3.700%, 10/01/2042 (Callable 10/01/2021)	155,000	156,386
4.000%, 10/01/2046 (Callable 04/01/2026)	130,000	139,925
4.000%, 10/01/2049 (Callable 10/01/2028)	5,560,000	6,044,165
Pennsylvania Turnpike Commission:
1.050%, 12/01/2021
(SIFMA Municipal Swap Index + 0.980%)
(Callable 06/01/2021)(2)	1,010,000	1,012,717
5.000%, 12/01/2022	50,000	54,013
0.000%, 12/01/2023	85,000	82,409
0.770%, 12/01/2023
(SIFMA Municipal Swap Index + 0.700%)
(Callable 12/01/2022)(2)	2,150,000	2,160,750
5.000%, 12/01/2028(7)	360,000	436,622
Perkasie Regional Authority,
4.000%, 02/01/2023 (Insured by BAM)	460,000	492,959
Pittsburgh Water & Sewer Authority,
0.720%, 09/01/2040 (1 Month LIBOR USD + 0.650%)
(Callable 06/01/2023)
(Mandatory Tender Date 12/01/2023)
(Insured by AGM)(2)	11,000,000	11,026,620
Public Parking Authority Of Pittsburgh:
5.000%, 12/01/2026 (Pre-refunded to 06/01/2025)	285,000	342,886
5.000%, 12/01/2026 (Callable 06/01/2025)	415,000	480,342
Quakertown Community School District,
2.150%, 08/01/2025
(Callable 02/01/2021) (Insured by ST AID)	1,090,000	1,091,537
Reading School District:
4.000%, 04/01/2023 (Insured by BAM)	160,000	172,328

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Reading School District: (cont.)
4.000%, 04/01/2023 (Insured by BAM)	$565,000	$608,533
5.000%, 04/01/2023 (Insured by BAM)	750,000	823,042
4.000%, 04/01/2024 (Insured by BAM)	615,000	681,912
5.000%, 04/01/2024 (Insured by BAM)	2,250,000	2,564,528
Sayre Area School District:
3.000%, 05/15/2022 (Insured by BAM)	25,000	25,822
3.000%, 05/15/2024 (Insured by BAM)	25,000	27,008
Sayre Health Care Facilities Authority,
0.931%, 12/01/2024 (3 Month LIBOR USD + 0.780%)
(Callable 02/01/2021)(2)	200,000	199,616
School District of Philadelphia:
5.000%, 06/01/2024	345,000	392,593
5.000%, 09/01/2025 (Insured by ST AID)	135,000	160,847
5.000%, 09/01/2025 (Insured by ST AID)	500,000	595,730
5.000%, 09/01/2026 (Insured by ST AID)	1,000,000	1,225,430
School District of Reading,
5.000%, 03/01/2024 (Insured by AGM)	100,000	113,625
School District of the City of Erie:
5.000%, 04/01/2023 (Insured by AGM)	265,000	290,808
5.000%, 04/01/2024 (Insured by AGM)	230,000	262,152
5.000%, 04/01/2024 (Insured by AGM)	250,000	284,948
Scranton School District,
0.947%, 04/01/2031 (1 Month LIBOR USD + 0.850%)
(Callable 12/01/2022)
(Mandatory Tender Date 06/01/2023)
(Insured by ST AID)(2)	4,975,000	4,974,304
Scranton-Lackawanna Health and Welfare Authority:
5.000%, 11/01/2023	35,000	39,181
5.000%, 11/01/2025	40,000	47,984
State Public School Building Authority,
5.000%, 12/01/2027
(Callable 12/01/2026) (Insured by AGM)	1,090,000	1,355,677
Steel Valley School District:
3.000%, 11/01/2021 (Insured by BAM)	50,000	50,974
4.000%, 11/01/2022 (Insured by BAM)	190,000	201,332
4.000%, 11/01/2024 (Insured by BAM)	260,000	291,065
4.000%, 11/01/2024 (Insured by BAM)	50,000	55,974
4.000%, 11/01/2025 (Insured by BAM)	270,000	309,479
4.000%, 11/01/2025 (Insured by BAM)	50,000	57,311
4.000%, 11/01/2026 (Insured by BAM)	280,000	326,172
Township of Hampton PA,
5.900%, 02/01/2023	125,000	138,104
Township of North Fayette PA,
4.000%, 04/15/2025 (Callable 04/15/2024)	210,000	233,318

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
University of Pittsburgh-of the
Commonwealth System of Higher Education:
0.310%, 09/15/2021
(SIFMA Municipal Swap Index + 0.240%)
(Callable 03/15/2021)(2)	$100,000	$100,022
0.430%, 02/15/2024
(SIFMA Municipal Swap Index + 0.360%)
(Callable 08/15/2023)(2)	2,500,000	2,509,425
West Cornwall Township Municipal Authority,
0.070%, 01/01/2037 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	1,840,000	1,840,000
Westmoreland County Industrial Development Authority:
4.000%, 07/01/2023	375,000	399,634
4.000%, 07/01/2024	450,000	490,104
4.000%, 07/01/2025	550,000	611,017
4.000%, 07/01/2026	625,000	706,200
Westmoreland County Municipal Authority,
0.000%, 08/15/2023 (ETM)	220,000	216,810
Wilkes-Barre Finance Authority,
5.000%, 11/01/2024	40,000	46,429
York City School District,
4.000%, 05/01/2025 (Insured by BAM)	3,070,000	3,530,868
Total Pennsylvania
(Cost $118,523,352)		120,060,491	7.4%
Puerto Rico
Puerto Rico Highway & Transportation Authority,
4.600%, 07/01/2022 (ETM) (Insured by NATL)	25,000	26,596
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	305,000	328,244
6.000%, 08/01/2026 (ETM) (Insured by AGC)	375,000	484,616
Total Puerto Rico
(Cost $790,763)		839,456	0.1%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	140,000	142,820
Rhode Island Health and Educational Building Corp.,
0.070%, 06/01/2035 (Callable 01/01/2021)
(Optional Put Date 01/04/2021)(1)	3,205,000	3,205,000
Rhode Island Housing & Mortgage Finance Corp.:
3.500%, 10/01/2046 (Callable 04/01/2025)	30,000	30,978
3.750%, 10/01/2049 (Callable 04/01/2029)	2,225,000	2,473,043
Total Rhode Island
(Cost $5,778,939)		5,851,841	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Carolina
Barnwell Facilities Corp.:
5.000%, 09/01/2023 (Insured by BAM)	$285,000	$318,528
5.000%, 09/01/2024 (Insured by BAM)	280,000	324,514
City of Myrtle Beach SC,
5.000%, 10/01/2027 (Callable 10/01/2026)	1,000,000	1,224,250
City of Walhalla SC,
5.000%, 06/01/2023 (Insured by BAM)	320,000	354,170
Greenville Health System,
5.000%, 05/01/2026 (Callable 05/01/2022)	1,045,000	1,102,674
Greenwood Fifty School Facilities, Inc.,
5.000%, 12/01/2027
(Callable 06/01/2026) (Insured by BAM)	1,125,000	1,367,077
Patriots Energy Group Financing Agency,
0.956%, 10/01/2048 (1 Month LIBOR USD + 0.860%)
(Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	1,500,000	1,505,940
Piedmont Municipal Power Agency:
5.375%, 01/01/2025 (ETM) (Insured by NATL)	230,000	269,983
5.000%, 01/01/2029 (Callable 01/01/2025)	1,000,000	1,152,160
South Carolina Jobs-Economic Development Authority:
5.250%, 08/01/2030 (Pre-refunded to 08/01/2023)	110,000	124,154
6.000%, 08/01/2031
(Pre-refunded to 08/01/2021) (Insured by AGM)	125,000	129,159
6.500%, 08/01/2039
(Pre-refunded to 08/01/2021) (Insured by AGM)	1,570,000	1,626,347
South Carolina State Housing
Finance & Development Authority:
4.000%, 07/01/2036
(Callable 07/01/2025) (Insured by GNMA)	155,000	168,485
4.000%, 07/01/2047 (Callable 01/01/2027)	585,000	634,719
4.500%, 07/01/2048 (Callable 07/01/2027)	465,000	517,294
4.000%, 01/01/2050 (Callable 07/01/2028)	2,360,000	2,676,925
4.000%, 07/01/2050 (Callable 07/01/2029)	1,980,000	2,262,110
South Carolina Transportation Infrastructure Bank,
0.546%, 10/01/2031 (1 Month LIBOR USD + 0.450%)
(Callable 10/01/2021)
(Mandatory Tender Date 10/01/2022)(2)	12,575,000	12,558,149
Spartanburg Regional Health Services District:
5.000%, 04/15/2023 (Insured by AGM)	350,000	385,256
5.000%, 04/15/2024 (Callable 04/15/2022)	845,000	890,207
University of South Carolina,
5.000%, 05/01/2027	785,000	974,373
Total South Carolina
(Cost $29,910,134)		30,566,474	1.9%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Dakota
Aberdeen School District No. 6-1,
2.200%, 01/01/2023 (Callable 02/01/2021)	$255,000	$255,331
City of Rapid City SD,
5.000%, 12/01/2025	310,000	365,202
Total South Dakota
(Cost $610,827)		620,533	0.0%
Tennessee
City of Cleveland TN,
5.000%, 12/01/2027	3,320,000	4,306,372
City of Jackson TN:
5.000%, 04/01/2024	250,000	284,688
5.000%, 04/01/2027 (Callable 04/01/2025)	665,000	777,318
Clarksville Natural Gas Acquisition Corp.,
5.000%, 12/15/2021	185,000	192,959
County of Hardin TN:
5.000%, 06/01/2021 (Insured by AGM)	1,420,000	1,447,150
5.000%, 06/01/2022 (Insured by AGM)	1,465,000	1,564,723
Hollow Rock-Bruceton Special School District,
3.000%, 04/01/2023	346,000	365,369
Knox County Health Educational &
Housing Facility Board:
1.500%, 07/01/2022
(Mandatory Tender Date 07/01/2021)(1)	650,000	653,711
5.000%, 11/15/2022	400,000	432,056
5.000%, 04/01/2024	190,000	212,785
Memphis Health Educational & Housing Facility Board,
6.750%, 12/01/2046 (Pre-refunded to 06/01/2021)	865,000	887,412
Nashville & Davidson County Metropolitan Government,
0.000%, 06/01/2021 (ETM)	30,000	29,967
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	6,705,000	8,267,869
Tennessee Housing Development Agency:
4.000%, 07/01/2025 (Callable 01/02/2021)	160,000	160,000
3.050%, 07/01/2029 (Callable 07/01/2024)	135,000	142,879
3.600%, 01/01/2031 (Callable 01/01/2023)	1,450,000	1,508,159
3.850%, 07/01/2032 (Callable 01/01/2025)	1,590,000	1,727,599
4.000%, 07/01/2039 (Callable 01/01/2024)	795,000	839,305
4.200%, 07/01/2042 (Callable 01/01/2022)	350,000	354,662
4.000%, 01/01/2043 (Callable 07/01/2027)	710,000	778,430
3.800%, 07/01/2043 (Callable 01/01/2022)	200,000	202,664
4.000%, 01/01/2046 (Callable 01/01/2025)	25,000	26,858
3.750%, 01/01/2050 (Callable 01/01/2029)	2,145,000	2,411,688
3.000%, 01/01/2051 (Callable 01/01/2030)	5,000,000	5,498,750

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wilson County Water & Wastewater Authority,
0.000%, 03/01/2022	$300,000	$296,136
Total Tennessee
(Cost $32,490,725)		33,369,509	2.1%
Texas
Alvin Independent School District,
1.250%, 02/15/2033
(Mandatory Tender Date 08/15/2022)
(PSF Guaranteed)(1)	300,000	304,578
Arlington Higher Education Finance Corp.:
5.000%, 08/15/2021 (PSF Guaranteed)	1,290,000	1,326,507
5.000%, 08/15/2021 (PSF Guaranteed)	375,000	385,613
5.000%, 08/15/2022 (PSF Guaranteed)	350,000	375,123
5.000%, 08/15/2023 (PSF Guaranteed)	325,000	362,157
5.000%, 08/15/2024 (PSF Guaranteed)	535,000	618,417
5.000%, 08/15/2025 (PSF Guaranteed)	50,000	60,393
4.000%, 08/15/2026 (PSF Guaranteed)	200,000	233,880
Bandera Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	460,000	527,339
Beaumont Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	170,000	202,604
Boerne Public Facilities Corp.,
2.750%, 11/01/2022
(Mandatory Tender Date 11/01/2021)(1)	265,000	270,305
Brazoria County Municipal Utility District No. 17,
4.000%, 09/01/2024
(Callable 09/01/2023) (Insured by MAC)	175,000	190,375
Bryson Independent School District,
4.000%, 08/15/2030
(Callable 08/15/2027) (PSF Guaranteed)	785,000	941,325
Caney Creek Municipal Utility District:
5.000%, 03/01/2022	345,000	361,384
5.000%, 03/01/2023	365,000	395,963
5.000%, 03/01/2025	405,000	468,034
Capital Area Housing Finance Corp.,
2.100%, 09/01/2037 (Callable 08/01/2021)
(Mandatory Tender Date 09/01/2022)(1)	1,615,000	1,628,921
Central Texas Regional Mobility Authority,
5.000%, 01/01/2022	460,000	480,392
Central Texas Turnpike System:
5.000%, 08/15/2023	205,000	229,688
0.000%, 08/15/2024 (ETM) (Insured by AMBAC)	700,000	691,215
5.000%, 08/15/2027 (Callable 08/15/2024)	330,000	381,681

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cibolo Canyons Special Improvement District:
5.000%, 08/15/2021 (Insured by AGM)	$65,000	$66,811
5.000%, 08/15/2022 (Insured by AGM)	365,000	391,627
Cimarron Municipal Utility District,
4.000%, 03/01/2025 (Insured by AGM)	70,000	79,497
Cinco Municipal Utility District,
4.000%, 12/01/2023 (Insured by BAM)	690,000	757,924
City of Dallas TX,
5.000%, 02/15/2027 (Callable 02/15/2024)	535,000	609,558
City of Elgin TX:
4.000%, 07/15/2023 (Insured by AGM)	155,000	167,713
4.000%, 07/15/2023 (Insured by BAM)	50,000	54,114
City of Hearne TX:
3.000%, 08/01/2022 (Insured by BAM)	225,000	232,789
3.000%, 08/01/2023 (Insured by BAM)	230,000	242,852
3.000%, 08/01/2024 (Insured by BAM)	240,000	258,418
City of Houston TX:
0.000%, 12/01/2024 (ETM) (Insured by AGM)	90,000	88,572
5.500%, 12/01/2024 (ETM) (Insured by NATL)	925,000	1,062,344
0.000%, 12/01/2025 (ETM) (Insured by AGM)	375,000	365,925
0.452%, 05/15/2034 (1 Month LIBOR USD + 0.360%)
(Callable 02/01/2021)
(Mandatory Tender Date 08/01/2021)(2)	1,525,000	1,524,710
City of Mission TX,
3.500%, 02/15/2027
(Callable 02/15/2021) (Insured by AGM)	110,000	110,299
City of Round Rock TX:
4.000%, 12/01/2023	130,000	142,600
4.000%, 12/01/2024	250,000	282,460
City of San Antonio TX:
2.000%, 02/01/2033 (Callable 06/01/2021)
(Mandatory Tender Date 12/01/2021)(1)	100,000	100,721
2.750%, 02/01/2048
(Mandatory Tender Date 12/01/2022)(1)	1,055,000	1,105,313
City of Waxahachie TX,
4.000%, 08/01/2028 (Callable 08/01/2026)	765,000	901,667
City of Wilmer TX:
5.000%, 09/01/2026 (Insured by BAM)	410,000	500,655
5.000%, 09/01/2027 (Insured by BAM)	380,000	473,381
Clear Creek Independent School District:
5.000%, 02/15/2024 (PSF Guaranteed)	115,000	131,990
1.350%, 02/15/2032
(Mandatory Tender Date 08/15/2022) (PSF Guaranteed)(1)	2,450,000	2,491,307
2.150%, 02/15/2038
(Mandatory Tender Date 08/16/2021) (PSF Guaranteed)(1)	250,000	252,895

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Clyde Education Facilities Corp.,
4.000%, 08/15/2021 (PSF Guaranteed)	$140,000	$143,081
Collin County Water Control &
Improvement District No. 3:
2.000%, 09/15/2022 (Insured by BAM)	315,000	324,585
2.000%, 09/15/2023 (Insured by BAM)	335,000	347,027
2.000%, 09/15/2024 (Insured by BAM)	350,000	366,471
Corpus Christi Business & Job Development Corp.,
5.000%, 09/01/2021	1,000,000	1,025,190
Cotulla Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	109,972
County of Archer TX,
4.000%, 02/15/2024	350,000	385,920
County of Bexar TX,
5.000%, 06/15/2029 (Callable 06/15/2026)	840,000	1,044,355
County of Fort Bend TX,
2.000%, 03/01/2027 (Insured by BAM)	745,000	796,837
County of Harris TX:
5.000%, 10/01/2028 (Pre-refunded to 10/01/2021)	135,000	139,761
5.000%, 08/15/2030 (Callable 08/15/2022)	1,430,000	1,537,036
County of McLennan TX,
5.000%, 06/01/2025 (Insured by AGM)	240,000	280,735
County of Montgomery TX,
2.000%, 09/01/2027
(Callable 09/01/2025) (Insured by BAM)	435,000	451,243
County of Winkler TX,
2.000%, 02/15/2025	250,000	235,178
Cypress-Fairbanks Independent School District:
1.250%, 02/15/2040
(Mandatory Tender Date 08/15/2022) (PSF Guaranteed)(1)	575,000	583,774
2.125%, 02/15/2040
(Mandatory Tender Date 08/16/2021) (PSF Guaranteed)(1)	100,000	101,143
Dallas Convention Center Hotel Development Corp.,
0.000%, 01/01/2025	4,450,000	3,964,060
Dallas County Utility & Reclamation District,
5.000%, 02/15/2026	190,000	231,564
Dallas Independent School District:
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022) (PSF Guaranteed)(1)	45,000	47,396
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022) (PSF Guaranteed)	305,000	321,241
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022) (PSF Guaranteed)(1)	770,000	811,003
5.000%, 02/15/2036
(Mandatory Tender Date 02/15/2022) (PSF Guaranteed)(1)	745,000	783,807

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	$1,385,000	$1,715,239
Decatur Independent School District,
0.000%, 08/15/2027 (PSF Guaranteed)	925,000	876,363
Denton County Fresh Water Supply District No. 6,
4.000%, 02/15/2023 (Insured by BAM)	275,000	294,704
Denton Independent School District,
2.000%, 08/01/2044
(Mandatory Tender Date 08/01/2024) (PSF Guaranteed)(1)	1,655,000	1,749,683
El Paso Downtown Development Corp.,
5.000%, 08/15/2027 (Callable 08/15/2026)	1,000,000	1,180,660
Everman Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	125,000	148,804
Fort Bend County Municipal Utility District No. 116,
4.000%, 09/01/2025
(Callable 09/01/2024) (Insured by BAM)	325,000	363,990
Fort Bend County Municipal Utility District No. 118:
2.000%, 09/01/2023 (Insured by AGM)	330,000	340,095
2.000%, 09/01/2024 (Insured by AGM)	350,000	364,367
Fort Bend County Municipal Utility District No. 134B,
4.625%, 09/01/2024 (Insured by AGM)	320,000	365,293
Fort Bend County Municipal Utility District No. 134E,
4.500%, 09/01/2022 (Insured by BAM)	330,000	350,262
Fort Bend County Municipal Utility District No. 139:
4.000%, 09/01/2022 (Insured by BAM)	180,000	190,526
4.000%, 09/01/2023 (Insured by BAM)	190,000	206,139
4.000%, 09/01/2024 (Insured by BAM)	200,000	222,806
Fort Bend County Municipal Utility District No. 23,
3.000%, 09/01/2021
(Callable 02/01/2021) (Insured by BAM)	340,000	340,619
Fort Bend County Municipal Utility District No. 30,
4.000%, 09/01/2024 (Insured by BAM)	500,000	556,440
Fort Bend County Municipal Utility District No. 58,
3.500%, 04/01/2024 (Insured by AGM)	125,000	135,674
Fort Bend County Municipal Utility District No. 81,
3.000%, 09/01/2023
(Callable 02/01/2021) (Insured by AGM)	440,000	440,686
Fort Bend Independent School District:
1.500%, 08/01/2042
(Mandatory Tender Date 08/01/2021)
(PSF Guaranteed)(1)	1,115,000	1,122,905
0.875%, 08/01/2050
(Mandatory Tender Date 08/01/2025)
(PSF Guaranteed)(1)	3,600,000	3,646,152

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Friendswood Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	$145,000	$172,482
Harris County Cultural Education
Facilities Finance Corp.:
5.000%, 07/01/2049 (Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(1)	455,000	571,257
0.900%, 05/15/2050 (Callable 05/15/2021)
(Mandatory Tender Date 05/15/2025)(1)	4,500,000	4,506,165
Harris County Health Facilities Development Corp.:
5.750%, 07/01/2027 (ETM)	975,000	1,187,501
5.750%, 07/01/2027 (ETM)	4,205,000	5,136,492
Harris County Municipal Utility District No. 109,
4.000%, 10/01/2027
(Callable 10/01/2021) (Insured by BAM)	460,000	471,155
Harris County Municipal Utility District No. 120,
3.250%, 08/01/2025
(Callable 02/01/2021) (Insured by AGM)	350,000	350,644
Harris County Municipal Utility District No. 153,
4.000%, 09/01/2023
(Callable 09/01/2022) (Insured by BAM)	100,000	105,878
Harris County Municipal Utility District No. 276,
3.000%, 09/01/2024 (Insured by BAM)	445,000	482,264
Harris County Municipal Utility District No. 284:
4.000%, 09/01/2023 (Insured by MAC)	370,000	401,428
4.000%, 09/01/2024 (Insured by MAC)	235,000	261,975
Harris County Municipal Utility District No. 371,
4.000%, 09/01/2025 (Insured by AGM)	330,000	377,969
Harris County Municipal Utility District No. 374,
3.000%, 09/01/2024 (Insured by BAM)	225,000	243,162
Harris County Municipal Utility District No. 500,
5.000%, 12/01/2021 (Insured by AGM)	85,000	88,546
Harris County Municipal Utility District No. 63,
3.000%, 09/01/2025
(Callable 09/01/2024) (Insured by AGM)	100,000	107,827
Hitchcock Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	109,726
Hunt Memorial Hospital District:
5.000%, 02/15/2024	200,000	223,780
5.000%, 02/15/2027	1,425,000	1,720,403
Ingleside Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	120,000	140,448
Irving Hospital Authority,
5.000%, 10/15/2023	150,000	168,794

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Katy Independent School District,
0.386%, 08/15/2036 (1 Month LIBOR USD + 0.280%)
(Callable 01/11/2021)
(Mandatory Tender Date 08/16/2021)
(PSF Guaranteed)(2)	$680,000	$679,136
La Vernia Independent School District,
4.000%, 08/15/2025 (PSF Guaranteed)	260,000	303,355
Lake Travis Independent School District:
2.625%, 02/15/2048
(Pre-refunded to 02/15/2022) (PSF Guaranteed)(1)	95,000	97,491
2.625%, 02/15/2048
(Pre-refunded to 02/15/2022) (PSF Guaranteed)(1)	169,999	174,457
Leander Independent School District:
0.000%, 08/15/2033
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	50,000	32,160
0.000%, 08/15/2034
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	325,000	196,999
0.000%, 08/15/2036
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	15,000	8,397
0.000%, 08/15/2036
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	100,000	53,644
0.000%, 08/15/2039
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	50,000	22,560
0.000%, 08/15/2040
(Callable 08/15/2024) (PSF Guaranteed)	130,000	57,586
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	1,325,000	577,409
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	8,190,000	3,549,792
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	435,000	175,357
0.000%, 08/15/2042
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	50,000	20,618
0.000%, 08/15/2042
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	305,000	125,767
0.000%, 08/15/2043
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	40,000	15,688
0.000%, 08/15/2045
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	1,010,000	323,089
0.000%, 08/15/2046
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	890,000	267,525
0.000%, 08/15/2047
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	75,000	21,167
Lewisville Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	440,000	515,324

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Longview Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	$125,000	$143,509
Lower Colorado River Authority:
5.000%, 05/15/2024 (Callable 05/15/2022)	125,000	132,814
4.750%, 01/01/2028 (ETM) (Insured by AGM)	375,000	429,900
5.000%, 05/15/2028 (Callable 05/15/2022)	495,000	524,893
Manor Independent School District,
5.000%, 08/01/2026 (PSF Guaranteed)	100,000	125,179
Mansfield Independent School District,
2.500%, 08/01/2042
(Mandatory Tender Date 08/01/2021)
(PSF Guaranteed)(1)	3,790,000	3,838,512
Melissa Independent School District,
5.000%, 08/01/2027
(Callable 08/01/2026) (PSF Guaranteed)	560,000	698,202
Midlothian Independent School District,
2.000%, 08/01/2051
(Mandatory Tender Date 08/01/2024)
(PSF Guaranteed)(1)	1,000,000	1,053,190
Montgomery County Health Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	595,000	589,020
Montgomery County Municipal Utility District No. 112:
3.000%, 10/01/2022 (Insured by BAM)	200,000	208,502
3.000%, 10/01/2024 (Insured by BAM)	215,000	233,903
Montgomery County Municipal Utility District No. 119,
4.000%, 04/01/2021 (Insured by BAM)	250,000	252,158
Montgomery County Municipal Utility District No. 95,
3.000%, 09/01/2023 (Insured by AGM)	115,000	120,385
Montgomery Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	175,000	200,442
New Caney Independent School District:
5.000%, 02/15/2025 (PSF Guaranteed)	100,000	119,043
3.000%, 02/15/2050
(Mandatory Tender Date 08/15/2021)
(PSF Guaranteed)(1)	230,000	233,846
New Hope Cultural Education Facilities Finance Corp.:
3.625%, 08/15/2022 (Callable 08/15/2021)(3)	65,000	65,436
4.000%, 06/15/2024	50,000	54,489
Newark Higher Education Finance Corp.:
5.000%, 08/15/2023 (PSF Guaranteed)	260,000	290,228
5.000%, 08/15/2028
(Callable 08/15/2024) (PSF Guaranteed)	705,000	813,556
North Central Texas Health Facility Development Corp.,
5.750%, 06/01/2026 (ETM) (Insured by NATL)	485,000	558,924

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North East Independent School District,
2.200%, 08/01/2049
(Mandatory Tender Date 08/01/2024)
(PSF Guaranteed)(1)	$1,225,000	$1,292,559
North Mission Glen Municipal Utility District,
3.000%, 09/01/2024 (Insured by AGM)	185,000	198,962
North Texas Education Finance Corp.,
5.250%, 12/01/2047 (Pre-refunded to 06/01/2022)	1,600,000	1,712,176
North Texas Tollway Authority:
5.000%, 01/01/2022	25,000	26,172
5.250%, 09/01/2026 (Pre-refunded to 09/01/2021)	3,055,000	3,156,640
Northeast Travis County Utility District,
0.000%, 09/01/2024 (Insured by BAM)	470,000	453,226
Northgate Crossing Road Utility District,
0.000%, 12/01/2022
(Callable 02/01/2021) (Insured by AGM)	100,000	93,497
Northside Independent School District:
5.000%, 08/15/2022 (PSF Guaranteed)	110,000	118,581
1.750%, 06/01/2032 (Callable 01/21/2021)
(Mandatory Tender Date 06/01/2022)
(PSF Guaranteed)(1)	1,145,000	1,148,115
1.600%, 08/01/2049
(Mandatory Tender Date 08/01/2024)
(PSF Guaranteed)(1)	3,085,000	3,200,996
Northwest Harris County
Municipal Utility District No. 16,
5.500%, 10/01/2021 (Insured by BAM)	25,000	25,934
Northwest Harris County
Municipal Utility District No. 19:
2.000%, 10/01/2021 (Insured by AGM)	95,000	96,134
2.000%, 10/01/2022 (Insured by AGM)	105,000	107,465
2.000%, 10/01/2023 (Insured by AGM)	105,000	108,771
3.000%, 10/01/2024 (Insured by AGM)	110,000	118,822
Odessa Junior College District,
4.000%, 07/01/2029
(Callable 07/01/2022) (Insured by AGM)	190,000	198,772
Olmos Park Higher Education Facilities Corp.,
5.000%, 12/01/2021	210,000	217,688
Palestine Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	135,000	154,310
Paloma Lake Municipal Utility District No. 1,
2.000%, 09/01/2022 (Insured by NATL)	150,000	153,956
Paseo del Este Municipal Utility District No. 10:
4.000%, 08/15/2022 (Insured by MAC)	160,000	169,240
4.000%, 08/15/2023 (Insured by MAC)	130,000	141,145
4.000%, 08/15/2024 (Insured by MAC)	180,000	200,417

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Poteet Independent School District,
3.000%, 08/15/2021 (PSF Guaranteed)	$235,000	$239,047
Prosper Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	110,000	126,140
Red River Education Finance Corp.:
5.000%, 06/01/2021	300,000	303,756
3.000%, 06/01/2022	655,000	664,936
5.000%, 06/01/2022	880,000	917,647
Remington Municipal Utility District No. 1:
3.000%, 09/01/2021 (Insured by AGM)	415,000	422,250
3.000%, 09/01/2022 (Insured by AGM)	100,000	104,370
Rockwall Independent School District:
0.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	991,390
0.000%, 02/15/2024 (PSF Guaranteed)	1,270,000	1,249,197
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2021	25,000	25,740
San Antonio Water System,
2.000%, 05/01/2043
(Mandatory Tender Date 11/01/2021)(1)	645,000	654,423
San Benito Consolidated Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	100,000	114,371
Sedona Lakes Municipal Utility District No. 1,
3.000%, 09/01/2024 (Insured by BAM)	105,000	113,476
Sherman Independent School District,
5.000%, 02/15/2026
(Callable 02/15/2024) (PSF Guaranteed)	1,000,000	1,142,370
Sienna Plantation:
2.000%, 09/01/2027
(Callable 09/01/2025) (Insured by AGM)	500,000	519,360
2.000%, 09/01/2028
(Callable 09/01/2025) (Insured by AGM)	315,000	326,264
South Shore Harbor Municipal Utility District No. 7,
4.000%, 09/01/2023 (Insured by BAM)	370,000	401,224
Southwest Houston Redevelopment Authority,
5.000%, 09/01/2025 (Insured by AGM)	250,000	294,478
Southwest Texas Junior College District,
4.000%, 10/01/2023 (Insured by BAM)	100,000	109,009
Spring Creek Utility District of Montgomery County:
2.500%, 10/01/2023 (Insured by AGM)	150,000	157,879
3.000%, 10/01/2023 (Insured by AGM)	145,000	154,789
State of Texas:
5.000%, 10/01/2027 (Callable 10/01/2025)	1,210,000	1,473,986
1.850%, 08/01/2029
(Callable 02/01/2021) (Optional Put Date 08/01/2022)(1)	315,000	315,258

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tarrant County Cultural Education
Facilities Finance Corp.:
5.000%, 11/15/2024	$225,000	$254,804
5.000%, 10/01/2025 (Callable 10/01/2023)	2,110,000	2,372,062
2.250%, 11/15/2025	225,000	231,858
Taylor Independent School District,
3.000%, 02/15/2023 (PSF Guaranteed)	815,000	859,849
Texas Department of Housing & Community Affairs:
4.050%, 07/01/2026
(Callable 02/01/2021) (Insured by GNMA)	380,000	380,817
4.750%, 03/01/2049
(Callable 09/01/2027) (Insured by GNMA)	630,000	704,850
Texas Municipal Gas Acquisition & Supply Corp. I:
5.250%, 12/15/2021	120,000	125,446
1.595%, 12/15/2026 (3 Month LIBOR USD + 1.450%)
(Callable 01/04/2021)(2)	7,800,000	7,676,526
6.250%, 12/15/2026	2,750,000	3,300,055
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2021	140,000	145,996
5.000%, 12/15/2022	150,000	162,935
5.000%, 12/15/2023 (Callable 12/15/2022)	345,000	374,304
5.000%, 12/15/2029 (Callable 12/15/2022)	1,425,000	1,529,923
Texas Public Finance Authority,
5.000%, 12/01/2027 (Callable 06/01/2025)	900,000	1,052,181
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049
(Callable 03/01/2029) (Insured by GNMA)	915,000	1,020,143
Texas State Public Finance Authority
Charter School Finance Corp.,
7.250%, 08/15/2041 (Pre-refunded to 08/15/2021)(7)	450,000	468,792
Texas Transportation Commission State Highway Fund,
4.000%, 04/01/2026
(Mandatory Tender Date 10/01/2021)(1)	910,000	934,970
Tioga Independent School District Public Facility Corp.:
4.000%, 08/15/2021	185,000	186,286
4.000%, 08/15/2022	450,000	457,582
4.000%, 08/15/2023	470,000	481,947
4.000%, 08/15/2024	185,000	191,153
3.250%, 08/15/2026 (Callable 08/15/2024)	195,000	195,525
Town of Providence Village TX,
4.000%, 03/01/2024 (Insured by BAM)	275,000	303,166
Travis County Health Facilities Development Corp.:
7.000%, 01/01/2032 (Pre-refunded to 01/01/2021)	165,000	165,000
7.125%, 01/01/2046 (Pre-refunded to 01/01/2021)	485,000	485,000

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027 (Pre-refunded to 07/01/2021)	$55,000	$56,404
Upper Trinity Regional Water District,
5.000%, 08/01/2024
(Callable 08/01/2022) (Insured by AGM)	195,000	208,769
Viridian Municipal Management District:
6.000%, 12/01/2023 (Insured by BAM)	50,000	57,517
4.000%, 12/01/2024 (Insured by BAM)	425,000	477,377
4.000%, 12/01/2025
(Callable 12/01/2024) (Insured by BAM)	440,000	498,221
4.000%, 12/01/2026
(Callable 12/01/2023) (Insured by AGM)	340,000	372,024
4.000%, 12/01/2026
(Callable 12/01/2024) (Insured by BAM)	460,000	518,586
4.000%, 12/01/2027
(Callable 12/01/2024) (Insured by BAM)	475,000	533,539
4.000%, 12/01/2028
(Callable 12/01/2024) (Insured by BAM)	495,000	552,559
4.000%, 12/01/2028
(Callable 12/01/2024) (Insured by BAM)	455,000	507,907
4.000%, 12/01/2029
(Callable 12/01/2024) (Insured by BAM)	685,000	761,309
West Harris County Municipal Utility District No. 17:
0.000%, 09/01/2021 (Insured by AGM)	60,000	59,835
3.000%, 09/01/2023 (Insured by AGM)	360,000	381,035
Willow Creek Farms Municipal Utility District:
2.400%, 09/01/2023 (Insured by AGM)	45,000	47,043
3.500%, 09/01/2023 (Insured by AGM)	125,000	134,286
Wink-Loving Independent School District:
5.000%, 02/15/2026
(Callable 02/15/2023) (PSF Guaranteed)	1,995,000	2,193,941
5.000%, 02/15/2027
(Callable 02/15/2023) (PSF Guaranteed)	500,000	549,750
Total Texas
(Cost $138,971,826)		142,092,580	8.8%
Utah
County of Utah UT:
5.000%, 05/15/2057 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)(1)	410,000	468,191
5.000%, 05/15/2060 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)(1)	100,000	116,317
Utah Charter School Finance Authority:
5.000%, 04/15/2021 (Insured by UT CSCE)	110,000	111,362
4.000%, 04/15/2022 (Insured by UT CSCE)	250,000	260,998

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utah Charter School Finance Authority: (cont.)
5.000%, 04/15/2022 (Insured by UT CSCE)	$110,000	$116,238
5.000%, 04/15/2023 (Insured by UT CSCE)	160,000	175,083
4.000%, 04/15/2024 (Insured by UT CSCE)	100,000	110,218
5.000%, 04/15/2024 (Insured by UT CSCE)	240,000	272,268
5.000%, 10/15/2024 (Insured by UT CSCE)	355,000	409,826
5.000%, 04/15/2025 (Insured by UT CSCE)	135,000	158,204
5.000%, 04/15/2026 (Insured by UT CSCE)	150,000	180,849
3.625%, 06/15/2029 (Callable 06/15/2027)(3)	485,000	496,436
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	60,000	64,708
Utah Infrastructure Agency:
4.000%, 10/15/2023	180,000	196,178
4.000%, 10/15/2024	190,000	212,745
4.000%, 10/15/2025	100,000	114,696
Total Utah
(Cost $3,375,013)		3,464,317	0.2%
Vermont
City of Burlington VT,
5.000%, 07/01/2023 (Pre-refunded to 07/01/2021)	25,000	25,571
Vermont Educational & Health
Buildings Financing Agency,
5.000%, 12/01/2033 (Callable 06/01/2026)	2,445,000	2,948,132
Vermont Housing Finance Agency:
4.000%, 11/01/2044 (Callable 11/01/2023)	55,000	59,638
4.000%, 11/01/2048 (Callable 05/01/2027)	1,210,000	1,318,307
4.000%, 11/01/2049
(Callable 05/01/2028) (Insured by GNMA)	2,455,000	2,804,199
3.750%, 11/01/2050
(Callable 05/01/2029) (Insured by GNMA)	1,525,000	1,707,298
Vermont Public Power Supply Authority:
5.000%, 07/01/2022	380,000	404,430
5.000%, 07/01/2025	520,000	615,129
5.000%, 07/01/2026	500,000	607,345
Winooski School District,
1.250%, 10/15/2021	6,000,000	6,020,040
Total Vermont
(Cost $16,278,331)		16,510,089	1.0%
Virginia
City of Petersburg VA,
4.000%, 11/01/2025
(Callable 11/01/2022) (Insured by ST AID)	1,170,000	1,217,104

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Henry County Industrial Development Authority,
2.000%, 11/01/2023 (Callable 11/01/2021)	$3,250,000	$3,290,040
Stafford County & Staunton
Industrial Development Authority,
5.500%, 02/01/2041
(Pre-refunded to 02/01/2021) (Insured by ST AID)	30,000	30,112
Virginia Commonwealth University
Health System Authority,
4.750%, 07/01/2041 (Pre-refunded to 07/01/2021)	105,000	107,375
Virginia Housing Development Authority,
2.490%, 01/01/2022	1,000,000	1,019,600
Wise County Industrial Development Authority,
1.200%, 11/01/2040
(Mandatory Tender Date 05/31/2024)(1)	1,875,000	1,918,875
Total Virginia
(Cost $7,493,817)		7,583,106	0.5%
Washington
Central Puget Sound Regional Transit Authority,
0.520%, 11/01/2045
(SIFMA Municipal Swap Index + 0.450%)
(Callable 11/01/2022)
(Mandatory Tender Date 11/01/2023)(2)	100,000	100,290
Central Washington University:
4.000%, 05/01/2024 (Callable 05/01/2023)	260,000	277,526
4.000%, 05/01/2026 (Callable 05/01/2023)	410,000	436,060
5.000%, 05/01/2026 (Insured by BAM)	410,000	503,021
City of Port Angeles WA,
4.000%, 11/01/2024
(Callable 01/22/2021) (Insured by AGC)	85,000	85,155
City of Richland WA,
4.000%, 11/01/2026 (Insured by BAM)	210,000	252,113
King County Housing Authority:
2.200%, 05/01/2021	1,000,000	1,005,850
3.500%, 05/01/2021	300,000	303,009
4.000%, 01/01/2022	100,000	103,418
3.500%, 05/01/2022	350,000	363,632
5.000%, 11/01/2026	810,000	1,003,104
Pend Oreille County Public Utility District No. 1:
5.000%, 01/01/2021	605,000	605,000
5.000%, 01/01/2022	635,000	655,460
5.000%, 01/01/2023	665,000	706,961
5.000%, 01/01/2024	1,010,000	1,102,092
5.000%, 01/01/2024	700,000	759,780
5.000%, 01/01/2025	735,000	821,826
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
San Juan County School District No. 137,
4.000%, 12/01/2028
(Callable 12/01/2022) (Insured by SCH BD GTY)	$675,000	$716,654
Spokane Public Facilities District,
5.000%, 12/01/2028 (Callable 06/01/2023)	550,000	585,574
State of Washington:
5.000%, 07/01/2024
(Callable 07/01/2022) (Insured by ST AID)	620,000	664,088
5.000%, 07/01/2024 (Callable 07/01/2022)	250,000	267,855
Vancouver Housing Authority,
1.530%, 12/01/2022 (Callable 12/01/2021)	1,780,000	1,793,386
Washington Health Care Facilities Authority:
1.188%, 01/01/2042
(1 Month LIBOR USD + 1.100%) (Callable 01/01/2022)
(Mandatory Tender Date 07/01/2022)(2)	500,000	501,795
5.000%, 10/01/2042
(Mandatory Tender Date 10/01/2021)(1)	120,000	124,195
Total Washington
(Cost $13,600,831)		13,737,844	0.9%
West Virginia
City of Fairmont WV,
5.250%, 07/01/2022 (Insured by AMBAC)	70,000	73,092
Roane County Building Commission,
2.550%, 11/01/2021 (Callable 02/01/2021)	2,000,000	2,002,460
West Virginia Economic Development Authority,
2.625%, 12/01/2042
(Mandatory Tender Date 06/01/2022)(1)	290,000	298,973
Total West Virginia
(Cost $2,365,145)		2,374,525	0.1%
Wisconsin
Appleton Redevelopment Authority,
0.200%, 06/01/2036 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	5,000,000	5,000,000
Baldwin-Woodville Area School District,
2.000%, 04/01/2023 (Callable 02/01/2021)	110,000	110,125
City of Antigo WI,
2.000%, 06/01/2022	75,000	76,649
City of Greenfield WI,
2.000%, 02/01/2025 (Callable 02/01/2021)	450,000	450,459
City of Kaukauna WI,
2.625%, 09/01/2024 (Callable 09/01/2022)	270,000	279,326
City of Ladysmith WI,
4.000%, 06/01/2022 (Callable 02/01/2021)	150,000	150,407

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Marinette WI,
4.000%, 05/01/2027 (Callable 05/01/2023)	$150,000	$160,818
City of Menomonie WI,
3.000%, 12/01/2024	415,000	450,051
City of Oshkosh WI,
4.000%, 05/01/2029 (Callable 05/01/2023)	125,000	134,078
City of Plymouth WI,
2.000%, 05/01/2023 (Callable 05/01/2021)	825,000	829,208
City of Waupun WI,
2.700%, 12/01/2024 (Callable 12/01/2021)	250,000	254,460
City of West Allis WI,
2.375%, 04/01/2023 (Callable 02/01/2021)	100,000	100,145
Coleman School District,
4.000%, 03/01/2025 (Callable 03/01/2024)	200,000	221,004
County of Manitowoc WI,
4.000%, 11/01/2021	90,000	92,710
Greendale School District,
2.700%, 03/01/2026 (Callable 03/01/2022)	500,000	511,625
Hilbert School District,
4.000%, 04/01/2027 (Callable 04/01/2025)	250,000	285,215
Palmyra-Eagle Area School District:
3.000%, 03/01/2024 (Callable 03/01/2023)	700,000	685,475
3.000%, 03/01/2025 (Callable 03/01/2023)	175,000	170,231
Public Finance Authority:
5.000%, 06/15/2021	140,000	142,142
4.000%, 10/01/2021	200,000	202,206
5.000%, 10/01/2022(3)	2,000,000	2,081,700
5.000%, 06/15/2023	395,000	429,772
5.000%, 10/01/2023(3)	2,000,000	2,124,940
5.000%, 10/01/2024(3)	1,605,000	1,737,172
3.000%, 03/01/2026 (Callable 03/01/2021)(3)	2,250,000	2,252,115
8.375%, 06/01/2037 (Pre-refunded to 06/01/2022)	1,020,000	1,127,885
8.625%, 06/01/2047 (Pre-refunded to 06/01/2022)	1,255,000	1,393,966
Pulaski Community School District,
2.500%, 03/01/2023 (Callable 02/01/2021)	40,000	40,055
Southeast Wisconsin Professional Baseball Park District:
0.000%, 12/15/2021 (ETM) (Insured by NATL)	30,000	29,898
0.000%, 12/15/2024 (ETM) (Insured by NATL)	95,000	93,294
State of Wisconsin:
5.000%, 05/01/2026 (Callable 05/01/2023)	60,000	66,639
5.000%, 05/01/2029 (Pre-refunded to 05/01/2022)	145,000	154,286
Tender Option Bond Trust:
0.270%, 01/01/2035
(Optional Put Date 01/07/2021)(1)(3)	795,000	795,000

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tender Option Bond Trust: (cont.)
0.320%, 05/01/2054
(Optional Put Date 01/07/2021)(1)(3)	$1,300,000	$1,300,000
0.320%, 05/01/2054
(Optional Put Date 01/07/2021)(1)(3)	2,250,000	2,250,000
0.320%, 05/01/2054
(Optional Put Date 01/07/2021)(1)(3)	2,184,000	2,184,000
Town of Delavan WI,
4.500%, 03/01/2024	130,000	146,164
Town of St. Joseph WI:
3.000%, 12/01/2023 (Insured by MAC)	450,000	481,351
3.000%, 12/01/2024 (Insured by MAC)	370,000	404,240
Village of DeForest WI,
3.375%, 05/01/2023 (Callable 05/01/2021)	100,000	100,968
Village of Hales Corners WI,
3.000%, 11/01/2022	345,000	361,270
Village of Holmen WI,
4.000%, 10/01/2025	260,000	301,987
Village of Waunakee WI,
3.200%, 10/01/2026 (Callable 02/01/2021)	225,000	225,450
West Bend Joint School District No. 1,
2.000%, 04/01/2024 (Callable 04/01/2021)	535,000	537,113
Wisconsin Center District:
5.000%, 12/15/2022	715,000	781,567
5.250%, 12/15/2023 (ETM) (Insured by AGM)	35,000	38,028
5.250%, 12/15/2023 (Insured by AGM)	20,000	22,313
0.000%, 12/15/2024 (Insured by NATL)	100,000	95,917
5.000%, 12/15/2025	120,000	147,215
5.250%, 12/15/2027 (ETM) (Insured by AGM)	50,000	62,434
5.250%, 12/15/2027 (Insured by AGM)	215,000	267,591
Wisconsin Health & Educational Facilities Authority:
5.000%, 11/01/2021	110,000	111,932
5.875%, 02/15/2022 (Insured by BHAC)	90,000	92,920
5.000%, 03/01/2022	230,000	238,374
5.000%, 07/01/2022	185,000	196,905
4.000%, 09/15/2022	200,000	206,966
5.000%, 03/01/2023	300,000	320,325
5.000%, 06/01/2023 (Callable 06/01/2022)	415,000	439,028
4.000%, 09/15/2023 (Callable 09/15/2022)	150,000	155,046
5.000%, 12/01/2023	150,000	169,639
4.000%, 09/15/2024 (Callable 09/15/2023)	360,000	378,497
5.000%, 07/01/2025 (Callable 07/01/2024)	660,000	759,898
2.750%, 08/15/2025 (Callable 08/15/2024)	1,440,000	1,551,442
4.000%, 09/15/2025 (Callable 09/15/2023)	375,000	393,461
4.000%, 09/15/2025 (Callable 09/15/2022)	200,000	206,254

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Health & Educational
Facilities Authority: (cont.)
5.000%, 11/01/2025	$245,000	$265,805
5.000%, 02/15/2026 (Insured by AGM)	500,000	614,470
5.000%, 02/15/2026	1,000,000	1,194,830
2.250%, 11/01/2026 (Callable 11/01/2021)	1,250,000	1,249,988
5.000%, 11/15/2027 (Callable 11/15/2024)	640,000	741,024
5.000%, 08/15/2029 (Callable 08/15/2027)	720,000	907,733
5.000%, 11/01/2029 (Callable 11/01/2026)	500,000	551,710
3.000%, 02/15/2035 (Pre-refunded to 08/15/2025)	185,000	206,684
5.250%, 04/15/2035 (Pre-refunded to 04/15/2023)	560,000	622,602
4.000%, 02/15/2038 (Pre-refunded to 08/15/2025)	425,000	494,832
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	3,100,000	3,760,331
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	5,300,000	6,097,650
0.620%, 08/15/2054
(SIFMA Municipal Swap Index + 0.550%)
(Callable 07/26/2022)
(Mandatory Tender Date 07/26/2023)(2)	255,000	255,518
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046
(Callable 09/01/2025) (Insured by FNMA)	270,000	288,022
4.000%, 03/01/2048
(Callable 03/01/2027) (Insured by FNMA)	405,000	437,185
1.600%, 11/01/2048 (Callable 11/01/2021)
(Mandatory Tender Date 11/01/2022)(1)	430,000	433,866
4.250%, 03/01/2049 (Callable 09/01/2028)	905,000	1,014,053
Total Wisconsin
(Cost $55,646,207)		56,697,654	3.5%
Wyoming
Carbon County Specific Purpose Tax Joint Powers Board:
5.000%, 06/15/2023	675,000	729,121
5.000%, 06/15/2024	735,000	815,027
5.000%, 06/15/2025	950,000	1,077,100
5.000%, 06/15/2026	340,000	391,796
Wyoming Community Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	1,130,000	1,201,156
3.750%, 12/01/2049 (Callable 12/01/2028)	1,910,000	2,067,843
Total Wyoming
(Cost $6,228,593)		6,282,043	0.4%
Total Municipal Bonds
(Cost $1,527,824,581)		1,555,389,391	96.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

			% of
	Shares	Value	Net Assets
Closed-End Investment Companies
Nuveen AMT-Free Municipal Credit
Income Fund, Series B Preferred Shares,
0.470%, 03/01/2029(1)	10,000	$10,000,000
Nuveen AMT-Free Quality Municipal
Income Fund, Series D Preferred Shares,
0.470%, 03/01/2029(1)	4,000	4,000,000
Total Closed-End Investment Companies
(Cost $14,000,000)		14,000,000	0.9%
Total Long-Term Investments
(Cost $1,541,824,581)		1,569,389,391	97.3%
Short-Term Investment
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	4,396,284	4,396,284
Total Short-Term Investment
(Cost $4,396,284)		4,396,284	0.3%
Total Investments
(Cost $1,546,220,865)		1,573,785,675	97.6%
Other Assets in Excess of Liabilities		38,426,059	2.4%
TOTAL NET ASSETS		$1,612,211,734	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
CA MTG – CA Mortgage Insurance
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
MAC – Municipal Assurance Corp.
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Finance Authority
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments (cont.)
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2020.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $72,935,626, which represents 4.52% of total net assets.

(4)	Seven-day yield.
(5)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,555,389,391	$—	$1,555,389,391
Closed-End Investment Companies	—	14,000,000	—	14,000,000
Total Long-Term Investments	—	1,569,389,391	—	1,569,389,391
Short-Term Investment
Money Market Mutual Fund	4,396,284	—	—	4,396,284
Total Short-Term Investment	4,396,284	—	—	4,396,284
Total Investments	$4,396,284	$1,569,389,391	$—	$1,573,785,675

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
December 31, 2020 (Unaudited)

The Baird Strategic Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

The coronavirus (COVID-19) challenges of 2020 were unexpected and unprecedented, but so was the speed and magnitude of the monetary and fiscal responses. The result was a year of significant volatility, yet a rewarding one for Fund investors who stayed the course. Over the full year, tax-exempt rates fell sharply across the curve with short rates falling 93bps and long yields declining 68bps, steepening the curve. As the year began, no one could have known the challenges that would soon be faced. Municipal funds were benefiting from a record streak of weekly inflows, state and local tax revenues were generally rising with the economy in its eleventh year of expansion and many municipalities were adding to an already healthy level of reserves. News broke in January of COVID-19 in the State of Washington; by the end of February, seven states had confirmed cases and it was spreading rapidly. Trading activity in the municipal market initially froze as the lockdowns began, then a torrent of selling was unleashed and a liquidity crisis quickly emerged. The selling and lack of dealer support for the market drove tax-exempt yields to record highs relative to comparable maturity Treasuries. Never had a U.S. economic shock been so swift, deep and broad, affecting so many municipalities. Investors were questioning the ability of municipalities to withstand this crisis and meet their obligations. On March 27th, President Trump signed the $2.2 trillion CARES Act which, along with other measures, offered substantial aid to nearly every sector of the municipal market. In addition, the establishment of the Municipal Liquidity Facility (MLF), which, for the first time ever, allowed the Fed to lend directly to states and other select municipalities, offered investors the psychological support they were looking for. As the policymakers acted, AAA-rated municipal yields peaked on March 20th and opportunistic investors began to emerge, looking to capitalize on the incredible undervaluation that had been created in the downdraft. From a credit perspective, the further in time we moved away from the initial economic shutdowns, the better the news became on tax revenues.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 416 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

Contributors to Performance

•	Security selection – the largest and most consistent contributor to performance for the year
•	Credit sector – added to lower-quality issues as valuations became more attractive
•	Yield curve exposure

Detractors from Performance

•	The relative price differences between ICE (Fund) and BVAL (benchmark)
•	The allocation to non-rated issues
•	An overweight to the Education sector

Although the COVID-19 vaccinations have begun, we expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to travel and entertainment. Yet, with the massive fiscal stimulus that is already in the pipeline, and perhaps more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely this year.  This should boost state and local tax revenues helping municipalities recover from the pandemic-induced decline. With short-term rates anchored by the Fed, a steeper yield curve is likely which provides the opportunity for investors to capture the roll-down benefit as bonds age along a relatively steep curve. We expect the roll-down return to be an important component of total return this year, along with the yield advantage the Fund enjoys above that of its benchmark. Municipal credit spreads have room to narrow further, suggesting a modest credit overweight is appropriate. Strategic positioning across market sectors and the yield curve, a continued focus on credit to identify improving trends, plus the always-important security selection process will all be important to navigate through the current environment.

Baird Strategic Municipal Bond Fund
December 31, 2020 (Unaudited)

The Fund will seek to capitalize on market volatility to add value from multiple decisions, including duration, curve, credit, as well as sector weightings and individual security selection. The Fund’s underweight to duration is a near-term focus of ours, while the Fund’s curve weightings will seek to optimize the roll-down benefit. We believe the uneven recovery across market sectors requires us to intensely focus on credit and our continued focus on selecting investments with strong fundamental tax and revenue support remains critical.

Baird Strategic Municipal Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$171,322,549

	SEC 30-Day
	Yield(4)
	Institutional Class	1.15%
	Investor Class	0.92%

	Average
	Effective
	Duration	2.75 years

	Average
	Effective
	Maturity	2.99 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	119%

	Number of
	Holdings	436

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Strategic Municipal Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Baird Strategic Municipal Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2020	Year	Inception(1)
Institutional Class Shares	8.39%	8.26%
Investor Class Shares	8.13%	8.00%
Bloomberg Barclays 1-10 Year Municipal Blend Index(2)	4.23%	4.34%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays 1-10 Year Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Barclays Municipal Bond Index—an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market. The 1-10 Year Municipal Blend index tracks tax-exempt municipal General Obligation, Revenue, Insured, and Prerefunded bonds with a minimum $5 million par amount outstanding, issued as part of a transaction of at least $50 million, and with a remaining maturity from 1 up to (but not including) 12 years. The index includes reinvestment of income. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 30% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income that is taxable for federal income tax purposes, unlike municipal bonds which generally provide income exempt from federal income tax.

The Fund may also invest in U.S. Treasury futures contracts. Futures contracts are subject to the risk of loss caused by unanticipated market movements, the risk that there may be an imperfect correlation between the prices of futures contracts and the value of their underlying instruments or indexes, and the risk there may not be a liquid secondary market for them.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Public School and College Authority,
5.000%, 11/01/2029	$500,000	$683,295
City of Huntsville AL:
5.000%, 09/01/2030	535,000	740,157
5.000%, 09/01/2030	1,390,000	1,923,023
Eutaw Industrial Development Board,
0.060%, 06/01/2028 (Optional Put Date 01/04/2021)(1)	800,000	800,000
Industrial Development Board of the City of Mobile AL,
0.050%, 06/01/2034 (Optional Put Date 01/04/2021)(1)	1,000,000	1,000,000
Mizuho Floater/Residual Trust,
0.470%, 12/01/2048 (Callable 02/01/2021)
(Optional Put Date 02/04/2021)(1)(3)	2,000,000	2,000,000
Tallassee Board of Education,
4.000%, 08/01/2034
(Callable 08/01/2030) (Insured by AGM)	310,000	379,871
Total Alabama
(Cost $7,452,817)		7,526,346	4.4%
Alaska
Alaska Housing Finance Corp.:
3.450%, 12/01/2033 (Callable 06/01/2027)	265,000	272,044
4.000%, 06/01/2036 (Callable 06/01/2025)	750,000	833,692
3.750%, 12/01/2046 (Callable 02/01/2021)	190,000	190,500
Alaska Municipal Bond Bank Authority,
5.000%, 10/01/2026	175,000	214,037
CIVIC Ventures:
5.000%, 09/01/2022	260,000	269,823
5.000%, 09/01/2023	235,000	248,924
5.000%, 09/01/2025	170,000	186,978
5.000%, 09/01/2026 (Callable 09/01/2025)	130,000	142,446
University of Alaska,
5.000%, 10/01/2028 (Callable 10/01/2025)	110,000	124,761
Total Alaska
(Cost $2,449,396)		2,483,205	1.4%
Arizona
Arizona Industrial Development Authority:
2.470%, 07/01/2025 (Insured by SD CRED PROG)	190,000	192,499
3.169%, 10/01/2025	150,000	150,238
4.750%, 10/01/2025(3)	165,000	167,097
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	105,000	108,357
Cochise County Community College District,
5.000%, 07/01/2026
(Callable 07/01/2025) (Insured by BAM)	120,000	139,334

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maricopa County Industrial Development Authority:
4.500%, 07/01/2025(3)	$125,000	$123,684
5.000%, 07/01/2026 (Insured by SD CRED PROG)	430,000	516,198
5.000%, 07/01/2027 (Insured by SD CRED PROG)	710,000	866,789
5.000%, 01/01/2033 (Callable 01/01/2027)	250,000	309,400
Tender Option Bond Trust,
0.340%, 07/01/2047
(Optional Put Date 01/07/2021)(1)(3)	1,500,000	1,500,000
Total Arizona
(Cost $4,026,615)		4,073,596	2.4%
Arkansas
Batesville Public Facilities Board,
5.000%, 06/01/2027	500,000	566,100
Carroll-Boone Water District,
3.000%, 12/01/2034 (Callable 12/01/2025)	750,000	790,470
City of Maumelle AR,
4.000%, 08/01/2030 (Callable 08/01/2025)	75,000	82,352
Henderson State University,
2.625%, 07/01/2022 (Callable 02/01/2021)	100,000	100,135
Little Rock Metrocentere Improvement District No. 1,
0.030%, 12/01/2025 (Optional Put Date 01/04/2021)(1)	1,600,000	1,600,000
Lonoke School District No. 1,
2.250%, 02/01/2030
(Callable 02/01/2021) (Insured by ST AID)	255,000	255,186
Southern Arkansas University,
4.000%, 03/01/2028
(Callable 03/01/2025) (Insured by AGM)	205,000	231,156
Total Arkansas
(Cost $3,600,399)		3,625,399	2.1%
California
American Valley Community Services District,
1.500%, 11/01/2023 (Callable 11/01/2022)(3)	1,000,000	1,014,520
Bay Area Toll Authority,
1.320%, 04/01/2036
(SIFMA Municipal Swap Index + 1.250%)
(Callable 10/01/2026)
(Mandatory Tender Date 04/01/2027)(2)	1,075,000	1,090,534
California Health Facilities Financing Authority,
3.000%, 03/01/2041 (Callable 09/01/2023)
(Mandatory Tender Date 03/01/2024)(1)	1,000,000	1,060,880
California Infrastructure & Economic Development Bank,
0.478%, 08/01/2047
(1 Month LIBOR USD + 0.380%) (Callable 02/01/2021)
(Mandatory Tender Date 08/01/2021)(2)	175,000	174,982

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
California Municipal Finance Authority:
3.000%, 01/01/2021	$250,000	$250,000
5.000%, 10/01/2023	140,000	155,072
California Pollution Control Financing Authority,
0.010%, 03/01/2042 (Optional Put Date 01/04/2021)(1)	2,000,000	2,000,000
California Public Finance Authority,
0.010%, 08/01/2052 (Optional Put Date 01/04/2021)(1)	300,000	300,000
City & County of San Francisco CA,
1.300%, 07/01/2023
(Mandatory Tender Date 01/01/2023)(1)	200,000	202,258
Mayers Memorial Hospital District:
0.000%, 08/01/2026	230,000	203,118
0.000%, 08/01/2029	165,000	132,663
Metropolitan Water District of Southern California,
0.010%, 07/01/2037 (Callable 01/21/2021)
(Optional Put Date 01/04/2021)(1)	2,500,000	2,500,000
Mizuho Floater/Residual Trust,
0.270%, 09/01/2046 (Callable 02/01/2021)
(Optional Put Date 01/07/2021)(1)(3)	1,000,000	1,000,000
Modesto Irrigation District,
0.731%, 09/01/2027 (3 Month LIBOR USD + 0.580%)
(Callable 02/01/2021) (Insured by NATL)(2)	90,000	88,885
Oxnard School District,
2.000%, 08/01/2045
(Callable 08/01/2026) (Insured by BAM)(7)	200,000	222,248
Riverside County Redevelopment Successor Agency:
0.000%, 10/01/2025 (Insured by BAM)(7)	200,000	231,292
0.000%, 10/01/2041
(Callable 10/01/2026) (Insured by BAM)(7)	80,000	90,514
Tender Option Bond Trust,
0.270%, 06/15/2055(1)(3)	1,000,000	1,000,000
Western Placer Unified School District,
2.000%, 06/01/2025 (Callable 06/01/2023)	200,000	206,348
Total California
(Cost $11,855,911)		11,923,314	7.0%
Colorado
Colorado Educational & Cultural Facilities Authority:
5.250%, 03/01/2025 (Insured by NATL)	200,000	230,216
2.000%, 09/01/2030 (Callable 09/01/2028)	550,000	554,526
Colorado Health Facilities Authority,
4.000%, 12/01/2026 (Pre-refunded to 12/01/2022)	170,000	182,247
Colorado Housing & Finance Authority,
1.350%, 02/01/2022 (Callable 08/01/2021)	345,000	346,608

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Denver Convention Center Hotel Authority:
5.000%, 12/01/2023	$200,000	$220,800
5.000%, 12/01/2024	800,000	910,088
Denver Health & Hospital Authority,
4.000%, 12/01/2028 (Callable 12/01/2023)	100,000	106,778
E-470 Public Highway Authority,
0.000%, 09/01/2029 (Insured by NATL)	50,000	44,429
Glen Metropolitan District No. 2,
2.000%, 12/01/2030 (Insured by BAM)	275,000	275,300
Poudre Tech Metropolitan District:
3.000%, 12/01/2026 (Insured by AGM)	115,000	128,086
3.000%, 12/01/2027 (Insured by AGM)	270,000	302,662
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	235,000	244,362
Vauxmont Metropolitan District:
5.000%, 12/15/2032
(Callable 12/15/2024) (Insured by AGM)	135,000	157,124
3.250%, 12/15/2050
(Callable 12/15/2024) (Insured by AGM)	750,000	806,797
Total Colorado
(Cost $4,441,099)		4,510,023	2.6%
Connecticut
Connecticut State Health & Educational Facilities Authority:
4.500%, 07/01/2024 (Callable 07/01/2021)	300,000	303,636
2.750%, 01/01/2026 (Callable 07/01/2022)(3)	200,000	201,896
3.500%, 07/01/2026	700,000	716,877
Connecticut State Higher Education
Supplement Loan Authority,
5.000%, 11/15/2026	350,000	429,600
Town of Sprague CT:
4.000%, 09/01/2021 (Insured by BAM)	50,000	51,017
4.000%, 09/01/2024 (Insured by BAM)	40,000	44,165
4.000%, 09/01/2025 (Insured by BAM)	55,000	62,080
Total Connecticut
(Cost $1,776,302)		1,809,271	1.1%
District of Columbia
Howard University,
2.638%, 10/01/2021	150,000	151,305
Metropolitan Washington Airports Authority,
0.000%, 10/01/2036 (Insured by AGC)	1,000,000	714,690
Total District of Columbia
(Cost $793,720)		865,995	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida
Capital Trust Agency, Inc.,
5.250%, 12/01/2024(3)	$750,000	$747,795
City of Jacksonville FL,
4.000%, 10/01/2033 (Callable 10/01/2026)	100,000	115,886
City of Orlando FL,
5.000%, 11/01/2025 (Insured by AGM)	180,000	216,401
County of Escambia FL,
0.060%, 07/01/2022 (Optional Put Date 01/04/2021)(1)	900,000	900,000
Florida Development Finance Corp.,
4.000%, 06/15/2025	445,000	494,520
Florida Higher Educational Facilities Financial Authority,
5.000%, 10/01/2021	225,000	229,118
Florida Housing Finance Corp.:
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	165,000	182,327
3.500%, 07/01/2046
(Callable 07/01/2024) (Insured by GNMA)	30,000	31,109
Halifax Hospital Medical Center,
5.000%, 06/01/2021	125,000	127,156
Hollywood Beach Community Development District I,
5.000%, 10/01/2026	520,000	642,866
JEA Water & Sewer System Revenue,
0.080%, 10/01/2038 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	700,000	700,000
Miami Health Facilities Authority,
5.000%, 07/01/2021	50,000	49,935
Orange County Convention Center,
4.000%, 10/01/2034 (Callable 10/01/2026)	300,000	341,784
Orange County Health Facilities Authority:
3.500%, 08/01/2022	150,000	155,892
5.000%, 08/01/2028 (Callable 08/01/2024)	300,000	336,282
Palm Beach County Health Facilities Authority:
5.000%, 05/15/2023	300,000	320,361
5.000%, 05/15/2031 (Callable 05/15/2027)	305,000	341,011
Pasco County School Board,
0.820%, 08/01/2032
(SIFMA Municipal Swap Index + 0.750%)
(Callable 08/04/2021)
(Mandatory Tender Date 08/02/2023)(2)	500,000	501,400
Sarasota County Health Facilities Authority,
3.000%, 05/15/2023	180,000	182,736
Sumter County Industrial Development Authority,
5.000%, 07/01/2021	100,000	102,080

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tender Option Bond Trust,
0.270%, 01/01/2046 (Callable 01/01/2025)
(Optional Put Date 01/07/2021)(1)(3)	$1,000,000	$1,000,000
UCF Stadium Corp.:
5.000%, 03/01/2024	300,000	333,399
5.000%, 03/01/2025	370,000	423,698
Total Florida
(Cost $8,386,483)		8,475,756	4.9%
Georgia
Atlanta Development Authority,
5.000%, 07/01/2024	200,000	222,084
Burke County Development Authority,
0.050%, 07/01/2049 (Optional Put Date 01/04/2021)(1)	2,000,000	2,000,000
City of Atlanta GA,
5.000%, 12/01/2021	875,000	904,925
City of Monroe GA,
4.000%, 12/01/2035
(Callable 12/01/2030) (Insured by AGM)	500,000	619,470
Clayton County Development Authority,
4.000%, 07/01/2034 (Callable 07/01/2027)	100,000	112,595
Development Authority of Appling County,
0.060%, 09/01/2029 (Optional Put Date 01/04/2021)(1)	600,000	600,000
Development Authority of Bulloch County,
5.000%, 07/01/2029	385,000	491,945
Main Street Natural Gas, Inc.:
5.000%, 05/15/2024	65,000	74,003
0.846%, 04/01/2048
(1 Month LIBOR USD + 0.750%) (Callable 06/01/2023)
(Mandatory Tender Date 09/01/2023)(2)	460,000	460,778
0.926%, 08/01/2048 (1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	290,000	291,035
Private Colleges & Universities Authority:
5.000%, 06/01/2023	145,000	157,603
5.000%, 06/01/2027	200,000	242,520
5.250%, 10/01/2027 (Callable 10/01/2021)	525,000	539,312
0.490%, 10/01/2039
(SIFMA Municipal Swap Index + 0.420%)
(Callable 02/16/2022)
(Mandatory Tender Date 08/16/2022)(2)	300,000	299,922
Total Georgia
(Cost $6,929,674)		7,016,192	4.1%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Guam
Guam Department of Education,
3.625%, 02/01/2025	$500,000	$503,070
Total Guam
(Cost $500,000)		503,070	0.3%
Illinois
Chicago Park District:
5.000%, 01/01/2022	140,000	144,904
5.000%, 01/01/2024	225,000	249,397
5.000%, 01/01/2030 (Callable 01/01/2024)	50,000	54,356
4.200%, 01/01/2031 (Callable 01/01/2022)	150,000	152,927
City of Chicago IL:
4.000%, 11/01/2021	80,000	82,213
5.000%, 11/01/2022	100,000	107,336
0.000%, 01/01/2023	325,000	306,927
5.000%, 11/01/2023	125,000	139,150
0.000%, 01/01/2027 (Insured by NATL)	1,000,000	923,170
5.000%, 11/01/2027
(Callable 11/01/2026) (Insured by BAM)	100,000	123,704
Cook County Community College District No. 508,
5.250%, 12/01/2028 (Callable 12/01/2023)	325,000	347,753
Exceptional Children Have Opportunities,
4.000%, 12/01/2032 (Callable 12/01/2029)	500,000	592,980
Hoffman Estates Park District,
5.000%, 12/01/2025	500,000	563,790
Illinois Finance Authority:
4.000%, 02/15/2023	395,000	397,374
5.000%, 10/01/2023	100,000	110,996
5.000%, 11/01/2024	50,000	56,759
5.000%, 10/01/2025	150,000	177,598
4.000%, 11/01/2030	100,000	115,040
4.125%, 11/15/2037 (Callable 11/15/2025)	300,000	331,746
4.250%, 05/15/2041 (Pre-refunded to 05/15/2022)	80,000	84,402
6.000%, 10/01/2048 (Callable 10/01/2022)	600,000	625,656
Joliet Park District,
4.000%, 02/01/2033
(Callable 02/01/2023) (Insured by AGM)	150,000	155,909
Metropolitan Pier & Exposition Authority:
0.000%, 12/15/2022 (Insured by NATL)	125,000	122,159
5.000%, 12/15/2026
(Callable 06/15/2022) (Insured by ST AID)	85,000	88,839
5.000%, 12/15/2028
(Callable 06/15/2022) (Insured by ST AID)	60,000	62,521
0.000%, 06/15/2029 (Insured by NATL)	200,000	168,244

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southern Illinois University,
5.000%, 04/01/2021	$160,000	$160,976
State of Illinois:
5.250%, 01/01/2021	100,000	100,000
6.000%, 06/15/2024 (Insured by NATL)	100,000	115,108
5.000%, 01/01/2026	50,000	57,089
6.000%, 06/15/2027 (Insured by NATL)	200,000	249,984
5.000%, 06/01/2028 (Callable 06/01/2026)	300,000	340,371
University of Illinois,
5.500%, 04/01/2031 (Callable 04/01/2021)	30,000	30,302
Upper Illinois River Valley Development Authority,
4.000%, 01/01/2031 (Callable 01/01/2027)(3)	200,000	206,124
Village of Crestwood IL,
4.000%, 12/15/2027
(Callable 12/15/2025) (Insured by BAM)	135,000	152,223
Will County Community High School District No. 210:
0.000%, 01/01/2028 (Insured by BAM)	310,000	276,167
4.000%, 01/01/2034
(Callable 01/01/2029) (Insured by AGM)	150,000	168,445
Total Illinois
(Cost $7,921,108)		8,142,639	4.8%
Indiana
City of Muncie IN,
4.000%, 01/15/2022 (Insured by AGM)	160,000	164,779
Hammond Local Public Improvement Bond Bank,
2.000%, 12/31/2021	1,170,000	1,183,256
Indiana Finance Authority:
5.000%, 10/01/2032 (Callable 10/01/2023)	250,000	256,315
3.750%, 10/01/2042 (Callable 10/01/2023)	40,000	34,710
5.000%, 10/01/2042 (Callable 10/01/2023)	50,000	50,686
Indiana Health & Educational Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	150,000	181,990
Indianapolis Local Public Improvement Bond Bank,
1.400%, 06/01/2021 (Callable 03/01/2021)	1,000,000	1,000,020
Lafayette School Corp.,
4.000%, 01/15/2021 (Insured by ST AID)	150,000	150,149
St. Joseph County Airport Authority,
0.010%, 07/01/2027	410,000	379,266
Total Indiana
(Cost $3,333,195)		3,401,171	2.0%
Iowa
City of Cedar Rapids IA,
0.158%, 08/15/2029 (Insured by AMBAC)(1)(5)	1,160,000	1,116,500

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Coralville IA,
4.000%, 06/01/2024	$200,000	$199,840
Iowa Finance Authority,
4.000%, 07/01/2047
(Callable 07/01/2028) (Insured by GNMA)	240,000	274,272
Iowa Higher Education Loan Authority,
3.750%, 05/19/2021	300,000	301,629
Total Iowa
(Cost $1,878,204)		1,892,241	1.1%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	75,000	76,090
City of Goddard KS,
3.000%, 12/01/2022 (Callable 12/01/2021)	150,000	153,342
Kansas Independent College Finance Authority,
5.250%, 05/01/2021	175,000	176,327
Wyandotte County-Kansas City Unified Government,
0.000%, 12/01/2027 (Insured by NATL)	370,000	279,413
Total Kansas
(Cost $662,384)		685,172	0.4%
Kentucky
County of Carroll KY,
1.200%, 02/01/2032
(Mandatory Tender Date 06/01/2021)(1)	1,000,000	1,002,020
Kentucky Asset Liability Commission,
0.693%, 11/01/2025 (3 Month LIBOR USD + 0.550%)
(Callable 02/01/2021) (Insured by NATL)(2)	620,000	611,921
Kentucky Economic Development Finance Authority,
0.000%, 10/01/2025 (Insured by NATL)	35,000	32,910
Kentucky Higher Education Student Loan Corp.,
5.000%, 06/01/2024	130,000	147,675
Kentucky Public Energy Authority:
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	255,000	286,640
1.216%, 12/01/2049 (1 Month LIBOR USD + 1.120%)
(Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	100,000	100,734
4.000%, 12/01/2049 (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(1)	240,000	273,430
Louisville Regional Airport Authority,
0.010%, 01/01/2029 (Optional Put Date 01/04/2021)(1)	1,100,000	1,100,000
Total Kentucky
(Cost $3,508,598)		3,555,330	2.1%
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Louisiana
City of Shreveport LA,
5.000%, 09/01/2024	$440,000	$491,295
Lafayette Public Trust Financing Authority,
3.000%, 10/01/2021	150,000	152,503
Louisiana Public Facilities Authority,
0.000%, 10/01/2024(7)	300,000	285,063
Louisiana Stadium & Exposition District,
5.000%, 07/03/2023 (Callable 01/01/2023)	200,000	215,678
Louisiana State University &
Agricultural & Mechanical College,
5.000%, 07/01/2027 (Callable 07/01/2024)	235,000	266,763
Total Louisiana
(Cost $1,398,537)		1,411,302	0.8%
Maine
Maine Health & Higher Educational Facilities Authority,
5.000%, 07/01/2026	100,000	123,153
Total Maine
(Cost $110,873)		123,153	0.1%
Maryland
Maryland Health & Higher Educational Facilities Authority:
5.000%, 01/01/2024(8)	540,000	579,857
5.000%, 01/01/2025(8)	470,000	519,209
Total Maryland
(Cost $1,096,270)		1,099,066	0.6%
Massachusetts
Massachusetts Development Finance Agency:
5.000%, 07/15/2021(3)	100,000	101,833
5.000%, 07/15/2022(3)	115,000	120,824
5.000%, 07/15/2023(3)	115,000	125,097
5.000%, 07/15/2024(3)	125,000	139,906
5.000%, 07/15/2025(3)	65,000	74,831
Massachusetts Health & Educational Facilities Authority,
0.010%, 12/01/2037 (Callable 01/06/2021)
(Optional Put Date 01/04/2021)(1)	600,000	600,000
Total Massachusetts
(Cost $1,158,152)		1,162,491	0.7%
Michigan
City of Detroit MI:
5.000%, 04/01/2022	250,000	259,478
5.000%, 04/01/2023	275,000	290,466
Flint Hospital Building Authority,
5.000%, 07/01/2023	100,000	105,249

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Michigan Finance Authority:
5.000%, 07/01/2024	$230,000	$259,564
5.000%, 07/01/2027 (Callable 07/01/2025)	160,000	190,986
5.000%, 07/01/2030 (Callable 07/01/2024)	145,000	160,034
5.000%, 07/01/2044 (Callable 07/01/2024)	130,000	139,985
Michigan State Housing Development Authority,
3.500%, 12/01/2050 (Callable 06/01/2029)	300,000	334,554
Michigan Strategic Fund,
1.450%, 09/01/2030
(Mandatory Tender Date 09/01/2021)(1)	500,000	501,695
Tender Option Bond Trust,
0.170%, 05/01/2050 (Optional Put Date 01/07/2021)
(Insured by Q-SBLF)(1)(3)	2,000,000	2,000,000
Western Michigan University,
5.000%, 11/15/2022	165,000	177,807
Total Michigan
(Cost $4,390,134)		4,419,818	2.6%
Minnesota
Minneapolis-Saint Paul Metropolitan Airports Commission,
5.000%, 01/01/2026 (Callable 01/01/2022)	50,000	52,105
Shakopee Independent School District No. 720,
0.000%, 02/01/2021 (Insured by SD CRED PROG)	335,000	334,839
Total Minnesota
(Cost $385,714)		386,944	0.2%
Mississippi
City of Ridgeland MS,
3.000%, 10/01/2025	325,000	343,645
Mississippi Business Finance Corp.:
2.500%, 04/01/2022 (Callable 04/01/2021)	1,000,000	1,004,070
3.200%, 09/01/2028 (Callable 03/13/2024)	1,000,000	1,060,520
0.020%, 12/01/2030 (Optional Put Date 01/04/2021)(1)	2,000,000	2,000,000
0.020%, 11/01/2035 (Optional Put Date 01/04/2021)(1)	400,000	400,000
Mississippi Hospital Equipment & Facilities Authority,
5.000%, 10/01/2040 (Callable 12/01/2026)
(Mandatory Tender Date 03/01/2027)(1)	100,000	121,664
Total Mississippi
(Cost $4,906,688)		4,929,899	2.9%
Missouri
County of Platte MO:
3.000%, 03/01/2021	50,000	50,068
5.000%, 02/01/2025 (Callable 02/01/2023)	125,000	133,411

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 02/01/2021	$100,000	$100,286
5.000%, 02/01/2022	255,000	265,626
5.000%, 02/01/2024 (Callable 02/01/2021)	250,000	250,677
5.000%, 02/01/2025 (Callable 02/01/2024)	180,000	199,935
5.000%, 09/01/2027	150,000	181,511
4.000%, 08/01/2030 (Callable 08/01/2024)	200,000	206,654
Industrial Development Authority of the City of St. Louis,
3.875%, 11/15/2029 (Callable 11/15/2026)	100,000	93,657
St. Joseph Industrial Development Authority,
3.100%, 01/01/2023	100,000	98,840
St. Louis Land Clearance for Redevelopment Authority:
4.250%, 06/01/2026	250,000	274,157
3.875%, 10/01/2035 (Callable 10/01/2029)	305,000	288,387
St. Louis Municipal Finance Corp.,
5.000%, 02/15/2025	300,000	343,095
Total Missouri
(Cost $2,430,669)		2,486,304	1.5%
Nebraska
Central Plains Energy Project,
5.000%, 09/01/2042 (Callable 09/01/2022)	45,000	48,156
Madison County Hospital Authority No. 1:
5.000%, 07/01/2021	295,000	300,549
5.000%, 07/01/2022	520,000	549,468
Total Nebraska
(Cost $897,165)		898,173	0.5%
Nevada
City of Las Vegas NV Special Improvement District No. 814,
3.000%, 06/01/2021	100,000	100,469
City of Sparks NV,
2.500%, 06/15/2024(3)	175,000	175,719
Clark County School District,
5.000%, 06/15/2023	100,000	110,615
Total Nevada
(Cost $365,873)		386,803	0.2%
New Hampshire
New Hampshire Health and Education Facilities Authority,
3.150%, 04/01/2022 (Callable 11/01/2021)(3)	1,500,000	1,509,315
Total New Hampshire
(Cost $1,509,467)		1,509,315	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	$140,000	$150,356
City of Newark NJ:
5.000%, 10/01/2021 (Insured by ST AID)	95,000	97,933
2.000%, 10/05/2021	1,000,000	1,010,120
5.000%, 10/01/2022	500,000	534,835
5.000%, 10/01/2022 (Insured by ST AID)	130,000	139,057
Essex County Improvement Authority,
5.000%, 11/01/2027	350,000	440,209
New Jersey Economic Development Authority:
1.320%, 09/01/2025
(SIFMA Municipal Swap Index + 1.250%)
(Callable 03/01/2025) (Insured by ST AID)(2)	90,000	88,902
5.000%, 03/01/2029 (Callable 03/01/2023)	200,000	214,604
New Jersey Educational Facilities Authority:
5.000%, 07/01/2026 (Pre-refunded to 07/01/2025)	55,000	66,380
5.000%, 07/01/2026 (Callable 07/01/2025)	70,000	81,980
New Jersey Housing & Mortgage Finance Agency,
3.500%, 04/01/2051 (Callable 04/01/2029)	500,000	559,180
New Jersey Transportation Trust Fund Authority:
4.000%, 06/15/2045 (Callable 12/15/2030)	300,000	335,496
5.000%, 06/15/2045 (Callable 12/15/2030)	300,000	365,226
South Jersey Port Corp.,
4.000%, 01/01/2021	250,000	250,000
State of New Jersey,
5.000%, 06/01/2029	1,300,000	1,683,747
Total New Jersey
(Cost $5,882,352)		6,018,025	3.5%
New Mexico
City of Farmington NM,
1.875%, 04/01/2033
(Mandatory Tender Date 10/01/2021)(1)	50,000	50,491
Town of Clayton NM,
5.000%, 11/01/2026
(Callable 11/01/2025) (Insured by NATL)	185,000	213,938
Village of Los Ranchos de Albuquerque NM,
5.000%, 09/01/2027	350,000	429,965
Total New Mexico
(Cost $674,611)		694,394	0.4%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2023	140,000	149,975

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	$200,000	$187,714
Board of Cooperative Educational
Services First Supervisory District,
1.250%, 04/30/2021	750,000	751,635
City of Olean NY,
2.000%, 06/10/2021	750,000	755,123
County of Suffolk NY:
5.000%, 05/01/2021	500,000	506,785
2.000%, 07/22/2021	1,000,000	1,006,370
Dutchess County Local Development Corp.:
3.000%, 07/01/2036 (Callable 07/01/2026)	500,000	524,165
5.000%, 07/01/2045 (Callable 07/01/2030)(3)	850,000	936,309
JPMorgan Chase Putters/Drivers Trust,
0.260%, 06/01/2021
(Optional Put Date 01/04/2021)(1)(3)	600,000	600,000
Long Island Power Authority,
0.850%, 05/01/2033 (1 Month LIBOR USD + 0.750%)
(Callable 10/01/2022)
(Mandatory Tender Date 10/01/2023)(2)	850,000	850,943
Metropolitan Transportation Authority:
5.000%, 11/15/2021	90,000	92,268
5.000%, 11/15/2021	100,000	102,520
5.000%, 05/15/2022	375,000	389,828
5.000%, 11/15/2022	225,000	237,224
0.646%, 11/01/2030 (1 Month LIBOR USD + 0.550%)
(Mandatory Tender Date 11/01/2022)(2)	200,000	193,714
Monroe County Industrial Development Corp.,
5.000%, 06/01/2021	200,000	203,450
New York City Industrial Development Agency,
5.000%, 03/01/2028 (Insured by AGM)	250,000	317,952
New York City Water & Sewer System:
0.010%, 06/15/2033 (Callable 01/15/2021)
(Optional Put Date 01/04/2021)(1)	1,165,000	1,165,000
0.010%, 06/15/2038 (Optional Put Date 01/04/2021)(1)	500,000	500,000
0.020%, 06/15/2044 (Optional Put Date 01/04/2021)(1)	1,000,000	1,000,000
0.010%, 06/15/2048 (Optional Put Date 01/04/2021)(1)	500,000	500,000
0.010%, 06/15/2050 (Optional Put Date 01/04/2021)(1)	200,000	200,000
New York State Energy Research & Development Authority,
2.625%, 04/01/2034
(Mandatory Tender Date 07/03/2023)(1)	200,000	210,980
Onondaga Civic Development Corp.:
5.000%, 10/01/2023	165,000	169,922
5.000%, 10/01/2024	35,000	36,300
5.000%, 10/01/2025	225,000	234,513
4.125%, 10/01/2035 (Callable 10/01/2025)	80,000	74,177

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Onondaga County Trust for Cultural Resources:
5.000%, 05/01/2027	$180,000	$209,705
5.000%, 05/01/2029 (Callable 05/01/2027)	345,000	398,848
State of New York Mortgage Agency,
3.500%, 04/01/2049 (Callable 10/01/2028)	265,000	284,178
Tender Option Bond Trust,
0.400%, 11/15/2023
(Optional Put Date 01/07/2021)(3)(7)	1,000,000	1,000,000
Town of Alabama NY,
1.000%, 09/30/2021 (Callable 04/01/2021)	600,000	600,666
Town of Ramapo NY:
3.250%, 05/15/2023	200,000	196,134
3.375%, 05/15/2024 (Callable 05/15/2023)	25,000	24,486
3.000%, 11/01/2027 (Callable 11/01/2022)	100,000	93,781
4.125%, 05/15/2028 (Callable 05/15/2023)	115,000	115,065
Triborough Bridge & Tunnel Authority,
0.596%, 11/15/2027 (1 Month LIBOR USD + 0.500%)
(Callable 05/15/2021)
(Mandatory Tender Date 11/15/2021)(2)	200,000	199,946
Total New York
(Cost $14,936,737)		15,019,676	8.8%
North Carolina
Durham Housing Authority,
2.000%, 09/01/2024 (Callable 04/01/2022)
(Mandatory Tender Date 09/01/2022)(1)	1,000,000	1,000,070
North Carolina Central University,
5.000%, 04/01/2027	410,000	498,773
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	50,935
Total North Carolina
(Cost $1,531,666)		1,549,778	0.9%
North Dakota
City of Dickinson ND,
5.000%, 10/01/2025 (Callable 10/01/2021)	165,000	168,236
City of Grand Forks ND,
5.000%, 12/01/2024	100,000	113,966
City of Horace ND:
3.000%, 05/01/2021	100,000	100,768
3.000%, 05/01/2022	215,000	221,586
1.900%, 08/01/2022 (Callable 08/01/2021)	500,000	500,395
County of Burleigh ND,
2.750%, 02/01/2022 (Callable 01/21/2021)	1,000,000	1,000,170

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of McKenzie ND:
5.000%, 08/01/2023	$300,000	$329,103
5.000%, 08/01/2024 (Callable 08/01/2023)	400,000	438,696
County of Mercer ND,
2.000%, 05/01/2022	125,000	127,501
Jamestown Park District:
4.000%, 07/01/2031 (Callable 07/01/2024)	200,000	217,812
2.900%, 07/01/2035 (Callable 01/19/2021)	200,000	200,142
North Dakota Housing Finance Agency,
3.350%, 07/01/2031 (Callable 01/01/2027)	120,000	132,476
Total North Dakota
(Cost $3,517,125)		3,550,851	2.1%
Ohio
City of Middleburg Heights OH:
5.000%, 08/01/2034 (Callable 08/01/2031)	200,000	253,456
5.250%, 08/01/2041 (Callable 08/01/2021)	700,000	720,538
City of West Carrollton OH,
2.500%, 10/01/2021	800,000	812,184
County of Lucas OH,
5.000%, 11/15/2021	25,000	25,750
Ohio Higher Educational Facility Commission:
5.000%, 12/01/2021	200,000	203,722
2.659%, 12/01/2023 (Insured by AMBAC)(1)	500,000	515,795
Ohio Housing Finance Agency,
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	155,000	175,170
Port of Greater Cincinnati Development Authority,
3.000%, 05/01/2023 (Callable 05/01/2022)	150,000	150,102
Premier Health Partners,
2.911%, 11/15/2026 (Callable 05/15/2026)	1,002,000	1,052,814
Total Ohio
(Cost $3,807,394)		3,909,531	2.3%
Oklahoma
Oklahoma Development Finance Authority,
0.250%, 08/15/2031 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	1,000,000	1,000,000
Tulsa Industrial Authority:
5.000%, 10/01/2022	165,000	172,603
5.000%, 10/01/2023	185,000	197,922
Total Oklahoma
(Cost $1,369,900)		1,370,525	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oregon
Clackamas Community College District,
5.000%, 06/15/2038 (Callable 06/15/2027)(7)	$125,000	$152,982
County of Yamhill OR,
4.000%, 10/01/2021	325,000	330,171
Oregon State Facilities Authority:
5.000%, 10/01/2025	225,000	269,048
5.000%, 10/01/2028	150,000	192,693
State of Oregon Housing &
Community Services Department:
3.900%, 01/01/2033 (Callable 07/01/2023)	85,000	89,063
3.600%, 07/01/2034 (Callable 07/01/2024)	940,000	990,252
4.000%, 01/01/2047 (Callable 07/01/2025)	30,000	32,161
4.000%, 07/01/2047 (Callable 07/01/2026)	45,000	48,919
Total Oregon
(Cost $2,055,138)		2,105,289	1.2%
Pennsylvania
Berks County Industrial Development Authority:
5.000%, 11/01/2023	300,000	319,407
5.000%, 11/01/2025	100,000	110,641
5.000%, 11/01/2026	200,000	224,270
5.000%, 11/01/2027	150,000	169,941
5.000%, 11/01/2029 (Callable 11/01/2027)	150,000	167,922
Berks County Municipal Authority,
5.000%, 02/01/2040 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)(1)	110,000	118,991
Bucks County Industrial Development Authority,
3.750%, 09/15/2043 (Callable 09/15/2023)	150,000	157,539
City of Bradford PA:
4.000%, 11/01/2026
(Callable 11/01/2025) (Insured by AGM)	415,000	465,327
4.000%, 11/01/2027
(Callable 11/01/2025) (Insured by AGM)	370,000	410,830
City of Philadelphia PA,
5.000%, 06/15/2027 (Callable 06/15/2021)	1,000,000	1,018,820
City of York PA,
5.000%, 11/15/2025	525,000	553,040
Crestwood School District,
2.350%, 09/01/2025
(Callable 02/01/2021) (Insured by ST AID)	400,000	400,080
Cumberland County Municipal Authority:
5.000%, 01/01/2029 (Pre-refunded to 01/01/2025)	30,000	35,481
5.000%, 01/01/2029 (Callable 01/01/2025)	145,000	160,073

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Dauphin County General Authority,
6.250%, 10/15/2053 (Callable 10/15/2028)(3)	$1,000,000	$1,028,370
Dauphin County Industrial Development Authority,
6.900%, 06/01/2024	400,000	480,696
Delaware Valley Regional Finance Authority:
0.600%, 09/01/2048
(SIFMA Municipal Swap Index + 0.530%)
(Callable 09/01/2022)
(Mandatory Tender Date 09/01/2023)(2)	500,000	499,370
0.976%, 09/01/2048 (1 Month LIBOR USD + 0.880%)
(Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)	1,000,000	1,001,800
East Hempfield Township Industrial
Development Authority:
5.000%, 07/01/2025	250,000	253,045
5.000%, 07/01/2030 (Callable 07/01/2023)	300,000	303,000
Lancaster Industrial Development Authority:
0.600%, 01/15/2023 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	155,000	155,000
0.600%, 02/15/2024 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	225,000	225,000
Mercer County Industrial Development Authority,
6.125%, 10/01/2050 (Callable 10/01/2025)(3)	1,000,000	1,029,440
Montgomery County Higher Education & Health Authority,
3.000%, 05/01/2036
(Mandatory Tender Date 05/01/2021)(1)	170,000	170,874
Montgomery County Industrial Development Authority:
5.000%, 11/15/2027 (Pre-refunded to 05/15/2022)	130,000	138,570
5.000%, 11/15/2036 (Callable 11/15/2026)	750,000	871,252
Northeastern Pennsylvania Hospital and Education Authority,
5.000%, 05/01/2033 (Callable 05/01/2029)	260,000	301,597
Pennsylvania Economic Development Financing Authority:
3.000%, 01/01/2021	150,000	150,000
3.000%, 01/01/2023	745,000	775,620
Pennsylvania Higher Educational Facilities Authority:
5.000%, 05/01/2025	200,000	235,000
5.000%, 07/01/2035 (Callable 07/01/2026)	600,000	602,274
Pennsylvania Housing Finance Agency,
3.200%, 04/01/2040 (Callable 10/01/2025)	205,000	215,925
Pennsylvania Turnpike Commission:
0.770%, 12/01/2023
(SIFMA Municipal Swap Index + 0.700%)
(Callable 12/01/2022)(2)	500,000	502,500
0.000%, 12/01/2040 (Callable 06/01/2029)(7)	35,000	36,850

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pittsburgh Water & Sewer Authority,
0.720%, 09/01/2040 (1 Month LIBOR USD + 0.650%)
(Callable 06/01/2023)
(Mandatory Tender Date 12/01/2023)
(Insured by AGM)(2)	$1,100,000	$1,102,662
Redevelopment Authority of the City of Philadelphia,
5.000%, 04/15/2027 (Callable 04/15/2025)	100,000	117,051
Scranton School District,
0.947%, 04/01/2031 (1 Month LIBOR USD + 0.850%)
(Callable 12/01/2022)
(Mandatory Tender Date 06/01/2023)
(Insured by ST AID)(2)	1,000,000	999,860
State Public School Building Authority:
5.000%, 12/01/2028
(Pre-refunded to 12/01/2026) (Insured by AGM)	15,000	19,043
5.000%, 12/01/2028
(Callable 12/01/2026) (Insured by AGM)	85,000	104,888
Westmoreland County Industrial Development Authority,
5.000%, 07/01/2028	575,000	704,237
Total Pennsylvania
(Cost $16,132,322)		16,336,286	9.5%
Rhode Island
Rhode Island Health and Educational Building Corp.,
0.070%, 06/01/2035 (Callable 01/01/2021)
(Optional Put Date 01/04/2021)(1)	840,000	840,000
Total Rhode Island
(Cost $840,000)		840,000	0.5%
South Carolina
City of Charleston SC,
0.462%, 01/01/2035 (1 Month LIBOR USD + 0.370%)
(Callable 02/01/2021)
(Mandatory Tender Date 01/01/2022)(2)	105,000	104,849
Florence-Darlington Commission for Technical Education,
5.000%, 03/01/2024 (Callable 09/01/2023)	210,000	222,724
Patriots Energy Group Financing Agency,
0.956%, 10/01/2048 (1 Month LIBOR USD + 0.860%)
(Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	850,000	853,366
South Carolina Jobs-Economic Development Authority:
4.000%, 08/15/2030 (Callable 08/15/2026)	130,000	145,408
5.250%, 08/15/2033 (Callable 08/15/2026)	350,000	415,474

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Carolina State Housing
Finance & Development Authority,
3.800%, 07/01/2034
(Callable 07/01/2024) (Insured by GNMA)	$135,000	$139,440
South Carolina Transportation Infrastructure Bank,
0.546%, 10/01/2031 (1 Month LIBOR USD + 0.450%)
(Callable 10/01/2021)
(Mandatory Tender Date 10/01/2022)(2)	800,000	798,928
Total South Carolina
(Cost $2,636,614)		2,680,189	1.6%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	250,000	281,103
South Dakota Health & Educational Facilities Authority,
5.000%, 09/01/2032 (Callable 09/01/2027)	100,000	123,187
Total South Dakota
(Cost $382,201)		404,290	0.2%
Tennessee
City of Memphis TN,
4.000%, 12/01/2035 (Callable 12/01/2026)	500,000	580,910
City of Sevierville TN Public Building authority,
0.080%, 06/01/2032(1)	1,300,000	1,300,000
Greeneville Health & Educational Facilities Board,
1.450%, 12/01/2022
(Mandatory Tender Date 12/01/2021)(1)	150,000	151,532
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	1,100,000	1,356,399
Tennessee Housing Development Agency:
2.350%, 07/01/2022	25,000	25,650
4.000%, 07/01/2048 (Callable 01/01/2027)	225,000	245,252
4.500%, 07/01/2049 (Callable 01/01/2028)	45,000	50,648
Total Tennessee
(Cost $3,657,523)		3,710,391	2.2%
Texas
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	700,000	762,965
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	120,000	118,385
Caney Creek Municipal Utility District,
5.000%, 03/01/2024	390,000	437,014
Central Texas Regional Mobility Authority,
5.000%, 01/01/2034 (Callable 01/01/2026)	25,000	29,367

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Austin TX,
5.250%, 05/15/2025	$150,000	$166,299
Clifton Higher Education Finance Corp.:
3.100%, 12/01/2022	30,000	30,499
3.950%, 12/01/2032 (Callable 12/01/2022)	265,000	271,270
County of Winkler TX,
2.000%, 02/15/2025	125,000	117,589
El Paso Downtown Development Corp.,
5.000%, 08/15/2027 (Callable 08/15/2026)	230,000	271,552
Grand Mission Municipal Utility District No. 2,
2.250%, 09/01/2028
(Callable 09/01/2023) (Insured by NATL)	95,000	96,084
Harris County Cultural Education Facilities Finance Corp.:
4.000%, 11/15/2029 (Callable 05/15/2026)	285,000	320,460
0.640%, 12/01/2049
(SIFMA Municipal Swap Index + 0.570%)
(Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	35,000	34,830
Harris County Municipal Utility District No. 406,
3.500%, 09/01/2022	100,000	104,026
Hunt Memorial Hospital District,
5.000%, 02/15/2030	1,000,000	1,260,960
Matagorda County Navigation District No. 1,
5.125%, 11/01/2028 (Insured by AMBAC)	850,000	1,084,931
Port of Port Arthur Navigation District,
0.200%, 11/01/2040 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	300,000	300,000
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034 (Callable 09/15/2022)	465,000	484,135
Texas Municipal Gas Acquisition & Supply Corp. I,
1.595%, 12/15/2026 (3 Month LIBOR USD + 1.450%)
(Callable 01/04/2021)(2)	500,000	492,085
Texas Municipal Gas Acquisition and Supply Corp. II,
1.015%, 09/15/2027 (3 Month LIBOR USD + 0.870%)(2)	120,000	119,998
Total Texas
(Cost $6,407,431)		6,502,449	3.8%
Utah
Utah Charter School Finance Authority:
3.000%, 04/15/2027 (Insured by UT CSCE)	160,000	178,888
5.000%, 04/15/2037
(Callable 04/15/2026) (Insured by UT CSCE)	270,000	312,857
5.000%, 10/15/2043
(Callable 10/15/2023) (Insured by UT CSCE)	500,000	546,490

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	$310,000	$334,323
Total Utah
(Cost $1,354,662)		1,372,558	0.8%
Vermont
Winooski School District,
1.250%, 10/15/2021	1,000,000	1,003,340
Total Vermont
(Cost $1,002,330)		1,003,340	0.6%
Virginia
Toll Road Investors Partnership II LP,
0.000%, 02/15/2027(3)	1,000,000	749,896
Total Virginia
(Cost $766,896)		749,896	0.4%
Washington
City of Seattle WA,
0.560%, 11/01/2046
(SIFMA Municipal Swap Index + 0.490%)
(Callable 11/01/2022)
(Mandatory Tender Date 11/01/2023)(2)	500,000	501,590
County of Lewis WA,
3.000%, 12/01/2026 (Callable 12/01/2022)	100,000	104,248
King County Housing Authority,
5.000%, 12/01/2030 (Callable 12/01/2026)	400,000	479,104
Pend Oreille County Public Utility District No. 1:
5.000%, 01/01/2022	225,000	232,249
5.000%, 01/01/2029 (Callable 01/01/2028)	165,000	193,479
5.000%, 01/01/2038 (Callable 01/01/2029)	300,000	345,249
Skagit County Public Hospital District No. 1,
5.000%, 12/01/2021	150,000	154,923
Vancouver Housing Authority,
1.700%, 12/01/2024	140,000	144,402
Washington Health Care Facilities Authority,
1.470%, 01/01/2035
(SIFMA Municipal Swap Index + 1.400%)
(Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	150,000	148,686
Washington State Housing Finance Commission,
4.000%, 06/01/2050
(Callable 06/01/2029) (Insured by GNMA)	295,000	334,787
Total Washington
(Cost $2,559,287)		2,638,717	1.5%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
West Virginia
County of Ohio WV,
3.410%, 03/01/2021	$500,000	$497,890
Total West Virginia
(Cost $497,750)		497,890	0.3%
Wisconsin
Appleton Redevelopment Authority,
0.200%, 06/01/2036 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	2,500,000	2,500,000
Mizuho Floater/Residual Trust,
0.470%, 07/01/2027
(Optional Put Date 02/04/2021)(1)(3)	830,000	830,000
Palmyra-Eagle Area School District:
2.550%, 03/01/2021	250,000	250,047
3.000%, 03/01/2025 (Callable 03/01/2023)	100,000	97,275
Public Finance Authority:
4.000%, 06/01/2022	100,000	102,594
5.000%, 07/01/2022	55,000	57,087
5.000%, 10/01/2023(3)	100,000	106,247
3.000%, 03/01/2026 (Callable 03/01/2021)(3)	700,000	700,658
Tender Option Bond Trust:
0.270%, 01/01/2035
(Optional Put Date 01/07/2021)(1)(3)	1,000,000	1,000,000
0.320%, 05/01/2054 (Callable 02/01/2021)
(Optional Put Date 01/07/2021)(1)(3)	1,000,000	1,000,000
Village of Mount Pleasant WI,
5.000%, 04/01/2048 (Callable 04/01/2028)	325,000	391,791
Wisconsin Center District,
0.000%, 12/15/2029 (Insured by AGM)	1,050,000	910,591
Wisconsin Health & Educational Facilities Authority:
2.700%, 05/01/2021	50,000	49,803
5.000%, 09/15/2028 (Callable 09/15/2023)	45,000	48,021
5.000%, 11/01/2029 (Callable 11/01/2026)	430,000	474,471
5.250%, 10/15/2039 (Callable 10/15/2021)	200,000	205,614
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	300,000	363,903
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	300,000	345,150
0.230%, 02/15/2053 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	300,000	300,000
Wisconsin Housing & Economic Development Authority:
3.000%, 07/01/2022 (Callable 07/01/2021)(3)	150,000	151,463
4.000%, 07/01/2030 (Callable 07/01/2028)(3)	135,000	140,832
Total Wisconsin
(Cost $9,893,999)		10,025,547	5.9%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wyoming
Carbon County Specific Purpose Tax Joint Powers Board:
5.000%, 06/15/2021	$300,000	$304,791
5.000%, 06/15/2022	435,000	456,672
Total Wyoming
(Cost $760,745)		761,463	0.4%
Total Long-Term Investments
(Cost $168,832,130)		171,043,073	99.9%
Short-Term Investments
U.S. Treasury Security
United States Treasury Bill, 0.07%(6), 03/25/2021	25,000	24,996
Total U.S. Treasury Security
(Cost $24,990)		24,996	0.0%
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	182,010	182,010
Total Money Market Mutual Fund
(Cost $182,010)		182,010	0.1%
Total Short-Term Investments
(Cost $207,000)		207,006	0.1%
Total Investments
(Cost $169,039,130)		171,250,079	100.0%
Other Assets in Excess of Liabilities		72,470	0.0%
TOTAL NET ASSETS		$171,322,549	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
FHA – Federal Housing Administration
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
LIBOR – London Inter-bank Offered Rate
SIFMA – Securities Industry and Financial Markets Association

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments (cont.)
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2020.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $22,740,569, which represents 13.27% of total net assets.

(4)	Seven-day yield.
(5)
Auction rate security. An auction rate security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Effective yield as of December 31, 2020.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.
(8)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$171,043,073	$—	$171,043,073
Total Long-Term Investments	—	171,043,073	—	171,043,073
Short-Term Investments
Money Market Mutual Fund	182,010	—	—	182,010
U.S. Treasury Security	—	24,996	—	24,996
Total Short-Term Investments	182,010	24,996	—	207,006
Total Investments	$182,010	$171,068,069	$—	$171,250,079

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is exempt from federal income tax. As a reminder, the Fund maintains a quality focus and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include a consistent overweight among higher quality issues, with particular emphasis on AAA rated securities, a persistent overweight to U.S. government backed issues, and minimization of maturity extension risk.

The coronavirus (COVID-19) challenges of 2020 were unexpected and unprecedented, but so was the speed and magnitude of the monetary and fiscal responses. The result was a year of significant volatility, yet a rewarding one for Fund investors who stayed the course. Over the full year, tax-exempt rates fell sharply across the curve with short rates falling 93bps and long yields declining 68bps, steepening the curve. As the year began, no one could have known the challenges that would soon be faced. Municipal funds were benefiting from a record streak of weekly inflows, state and local tax revenues were generally rising with the economy in its eleventh year of expansion and many municipalities were adding to an already healthy level of reserves. News broke in January of COVID-19 in the State of Washington; by the end of February, seven states had confirmed cases and it was spreading rapidly. Trading activity in the municipal market initially froze as the lockdowns began, then a torrent of selling was unleashed and a liquidity crisis quickly emerged. The selling and lack of dealer support for the market drove tax-exempt yields to record highs relative to comparable maturity Treasuries. Never had a U.S. economic shock been so swift, deep and broad, affecting so many municipalities. Investors were questioning the ability of municipalities to withstand this crisis and meet their obligations. On March 27th, President Trump signed the $2.2 trillion CARES Act which, along with other measures, offered substantial aid to nearly every sector of the municipal market. In addition, the establishment of the Municipal Liquidity Facility (MLF), which, for the first time ever, allowed the Fed to lend directly to states and other select municipalities, offered investors the psychological support they were looking for. As the policymakers acted, AAA-rated municipal yields peaked on March 20th and opportunistic investors began to emerge, looking to capitalize on the incredible undervaluation that had been created in the downdraft. From a credit perspective, the further in time we moved away from the initial economic shutdowns, the better the news became on tax revenues.

During 2020, the Fund’s Institutional Class Shares generated strong absolute returns and modestly lagged its benchmark.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

Contributors to Performance

•	Yield curve exposure and favorable relative call structure of securities
•	Sector weighting – overweight to pre-refunded bonds a meaningful contributor

Detractors from Performance

•	The relative price differences between pricing services used by the Fund (ICE) and its benchmark (Bloomberg BVAL)
•	Security selection

Although the COVID-19 vaccinations have begun, we expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to travel and entertainment. Yet, with the massive fiscal stimulus that is already in the pipeline, and perhaps more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely this year.  This should boost state and local tax revenues helping municipalities recover from the pandemic-induced decline. With short-term rates anchored by the Fed, a steeper yield curve is likely which provides the opportunity for investors to capture the roll-down benefit as bonds age along a relatively steep curve. We expect the roll-down return to be an important component of total return this year, along with the yield advantage the Fund enjoys above that of its benchmark. Municipal credit spreads have room to narrow further, suggesting a modest credit overweight is appropriate. Strategic positioning across market sectors and the yield curve, a continued focus on credit to identify improving trends, plus the always-important security selection process will all be important to navigate through the current environment.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

We expect the Fund will maintain a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of a steep, upwardly-sloping municipal curve. We also expect the Fund’s sector weightings will strongly favor a focus on the highest-rated issues including the pre-refunded and high-quality tax-exempt housing bonds, which have U.S. Federal Agency support. Finally, the Fund will seek to enhance total return through security structure and cash flow optionality.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,501,622,680

	SEC 30-Day
	Yield(4)
	Institutional Class	0.72%
	Investor Class	0.47%

	Average
	Effective
	Duration	4.10 years

	Average
	Effective
	Maturity	4.50 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	15%

	Number of
	Holdings	730

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/10, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/10, assuming reinvestment of all distributions.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2020	Year	Years	Years	Inception(1)
Institutional Class Shares	4.43%	2.76%	3.08%	3.98%
Investor Class Shares	4.23%	2.52%	2.83%	3.72%
Bloomberg Barclays Quality Intermediate
Municipal Bond Index(2)	4.58%	3.08%	3.51%	4.05%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
City of Huntsville AL:
5.000%, 09/01/2029	$2,190,000	$2,960,004
5.000%, 09/01/2029	1,325,000	1,794,818
City of Tuscaloosa AL,
4.000%, 10/01/2028	1,000,000	1,228,210
Montgomery Water Works & Sanitary Sewer Board:
4.000%, 09/01/2033 (Callable 09/01/2029)	410,000	508,728
4.000%, 09/01/2034 (Callable 09/01/2029)	190,000	235,211
4.000%, 09/01/2035 (Callable 09/01/2029)	500,000	617,265
Total Alabama
(Cost $7,153,065)		7,344,236	0.5%
Alaska
Alaska Housing Finance Corp.:
4.000%, 06/01/2031 (Callable 06/01/2027)	1,700,000	1,978,800
4.000%, 12/01/2031 (Callable 06/01/2027)	2,980,000	3,462,254
5.000%, 12/01/2031 (Callable 06/01/2028)	1,465,000	1,816,878
4.000%, 12/01/2032 (Callable 06/01/2027)	865,000	1,000,200
3.450%, 12/01/2033 (Callable 06/01/2027)	635,000	651,878
4.000%, 06/01/2036 (Callable 06/01/2025)	1,000,000	1,111,590
4.000%, 12/01/2048 (Callable 06/01/2027)	1,010,000	1,123,504
City of Valdez AK,
5.000%, 06/30/2029 (Callable 06/30/2022)	1,225,000	1,302,922
Total Alaska
(Cost $12,121,454)		12,448,026	0.8%
Arizona
Arizona Industrial Development Authority,
2.500%, 05/01/2022 (Insured by AGM)(3)	7,348,635	7,398,312
Arizona State University,
5.000%, 07/01/2032 (Pre-refunded to 07/01/2022)	715,000	764,886
City of Tempe AZ:
5.000%, 07/01/2033 (Pre-refunded to 07/01/2028)	40,000	53,042
5.000%, 07/01/2034 (Pre-refunded to 07/01/2027)	165,000	213,814
5.000%, 07/01/2034 (Pre-refunded to 07/01/2028)	325,000	430,966
5.000%, 07/01/2035 (Pre-refunded to 07/01/2027)	185,000	239,730
5.000%, 07/01/2037 (Pre-refunded to 07/01/2028)	215,000	285,101
5.000%, 07/01/2038 (Pre-refunded to 07/01/2028)	350,000	464,118
City of Tucson AZ,
5.000%, 07/01/2028 (Callable 07/01/2025)	750,000	901,890
Maricopa County Unified School District No. 48:
4.000%, 07/01/2033 (Callable 07/01/2028)	500,000	601,180
3.000%, 07/01/2034 (Callable 07/01/2028)	1,350,000	1,492,357

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Salt River Project Agricultural
Improvement & Power District,
5.000%, 01/01/2034 (Callable 01/01/2027)	$3,555,000	$4,415,665
Total Arizona
(Cost $16,656,199)		17,261,061	1.1%
Arkansas
City of Little Rock AR,
5.000%, 10/01/2034 (Callable 04/01/2025)	5,000,000	5,845,950
City of Pine Bluff AR,
3.000%, 02/01/2047
(Callable 08/01/2027) (Insured by BAM)	2,005,000	2,146,794
City of Rogers AR:
4.000%, 11/01/2025 (Callable 05/01/2024)	570,000	636,753
4.000%, 11/01/2027 (Callable 05/01/2024)	460,000	511,497
County of St. Francis AR,
1.250%, 08/01/2033
(Callable 08/01/2026) (Insured by BAM)	1,010,000	1,010,858
Jonesboro City Water & Light Plant:
4.000%, 06/01/2033 (Callable 12/01/2030)	500,000	623,220
4.000%, 06/01/2035 (Callable 12/01/2030)	1,360,000	1,672,609
University of Arkansas:
5.000%, 11/01/2035 (Callable 11/01/2024)	665,000	758,492
4.000%, 04/01/2037 (Callable 04/01/2029)	160,000	190,939
4.000%, 04/01/2039 (Callable 04/01/2029)	245,000	290,921
Total Arkansas
(Cost $12,941,058)		13,688,033	0.9%
California
Anaheim Housing & Public Improvements Authority:
5.000%, 10/01/2037 (Callable 10/01/2025)	750,000	887,610
5.000%, 10/01/2038 (Callable 10/01/2025)	1,000,000	1,181,440
Antelope Valley Community College District,
0.000%, 08/01/2034 (Pre-refunded to 02/01/2025)	150,000	98,997
Aromas-San Juan Unified School District,
0.000%, 08/01/2050
(Pre-refunded to 08/01/2021) (Insured by AGM)	925,000	82,593
Brea Redevelopment Agency:
0.000%, 08/01/2033 (Callable 08/01/2027)(5)	1,500,000	1,620,195
0.000%, 08/01/2034 (Callable 08/01/2027)(5)	1,750,000	1,886,325
California Health Facilities Financing Authority,
4.000%, 08/15/2035 (Callable 08/15/2026)	2,000,000	2,317,820
California Municipal Finance Authority,
5.000%, 01/01/2028 (Pre-refunded to 01/01/2022)	1,230,000	1,286,285
Citrus Community College District,
0.000%, 08/01/2034 (Pre-refunded to 02/01/2024)(5)	885,000	918,798

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Bakersfield CA,
0.000%, 04/15/2021 (ETM)	$12,385,000	$12,378,808
City of Pasadena CA,
4.250%, 06/01/2034 (Callable 06/01/2023)	500,000	538,600
Commerce Community Development
Commission Successor Agency,
0.000%, 08/01/2021 (ETM)	90,000	89,841
Contra Costa Transportation Authority,
5.000%, 03/01/2028 (Callable 03/01/2025)	1,570,000	1,857,137
Department of Veterans Affairs Veteran’s
Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	1,640,000	1,821,712
El Rancho Unified School District,
0.000%, 08/01/2035
(Pre-refunded to 08/01/2023) (Insured by BAM)	300,000	144,267
Fontana Unified School District:
3.000%, 08/01/2040
(Callable 08/01/2028) (Insured by BAM)	3,000,000	3,296,820
3.000%, 08/01/2041
(Callable 08/01/2028) (Insured by BAM)	3,000,000	3,287,220
Foothill-Eastern Transportation Corridor Agency:
0.000%, 01/01/2028 (ETM)	3,150,000	2,999,871
0.000%, 01/01/2030 (ETM)	75,000	67,836
Gateway Unified School District,
0.000%, 03/01/2037 (ETM) (Insured by AGM)	45,000	30,130
Imperial Community College District,
7.000%, 08/01/2040
(Pre-refunded to 08/01/2030) (Insured by AGM)(5)	180,000	278,775
Kern Community College District,
0.000%, 08/01/2023	2,200,000	2,169,662
La Canada Unified School District:
4.000%, 08/01/2045 (Callable 08/01/2028)	850,000	1,001,572
4.000%, 08/01/2049 (Callable 08/01/2028)	1,000,000	1,172,270
Mendocino-Lake Community College District,
0.000%, 08/01/2051
(Pre-refunded to 08/01/2021) (Insured by AGM)	1,285,000	127,151
Moorpark Unified School District,
0.000%, 08/01/2036
(Callable 08/01/2032) (Insured by AGM)(5)	385,000	406,679
Mount Diablo Unified School District,
0.000%, 08/01/2030
(Callable 08/01/2025) (Insured by AGM)(5)	150,000	167,339
Mount San Antonio Community College District,
0.000%, 08/01/2028 (Callable 02/01/2028)(5)	550,000	645,931

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Northern California Power Agency,
7.500%, 07/01/2023
(Pre-refunded to 07/01/2021) (Insured by AMBAC)	$265,000	$274,288
Pacheco Union Elementary School District,
0.000%, 02/01/2037 (ETM) (Insured by AGM)	300,000	202,944
Pajaro Valley Unified School District:
5.000%, 08/01/2030
(Callable 01/21/2021) (Insured by BAM)	235,000	235,423
5.000%, 08/01/2031
(Callable 01/21/2021) (Insured by BAM)	275,000	275,481
Paramount Unified School District,
0.000%, 08/01/2045
(Callable 02/01/2033) (Insured by AGM)(5)	325,000	441,971
Peralta Community College District,
3.500%, 08/01/2032 (Callable 08/01/2025)	1,715,000	1,898,145
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2040
(Pre-refunded to 09/01/2021) (Insured by AGM)	815,000	193,758
Pleasanton Unified School District,
3.000%, 08/01/2033 (Callable 08/01/2025)	2,000,000	2,143,600
Rio Hondo Community College District,
0.000%, 08/01/2042 (Callable 08/01/2034)(5)	6,760,000	9,257,414
San Diego Unified School District:
6.000%, 07/01/2033 (Pre-refunded to 07/01/2024)(5)	350,000	419,594
0.000%, 07/01/2034 (Callable 07/01/2025)	2,000,000	1,313,020
4.000%, 07/01/2034 (Callable 07/01/2027)	1,000,000	1,187,630
San Joaquin Hills Transportation Corridor Agency:
0.000%, 01/01/2023 (ETM)	14,005,000	13,919,009
0.000%, 01/01/2027 (ETM)	1,380,000	1,330,569
0.000%, 01/01/2028 (ETM)	810,000	771,395
San Marcos Unified School District:
0.000%, 08/01/2032 (Pre-refunded to 02/01/2024)	400,000	261,448
0.000%, 08/01/2038 (Pre-refunded to 02/01/2024)	1,500,000	694,965
San Mateo Foster City School District,
0.000%, 08/01/2032 (Callable 08/01/2028)(5)	125,000	151,271
San Mateo Union High School District:
5.000%, 09/01/2041 (Callable 09/01/2023)	2,105,000	2,355,158
5.000%, 12/15/2043
(Pre-refunded to 12/15/2024) (Insured by AMBAC)(5)	1,635,000	1,932,570
San Ysidro School District:
0.000%, 08/01/2042
(Pre-refunded to 08/01/2021) (Insured by AGM)	375,000	78,600
0.000%, 08/01/2043
(Pre-refunded to 08/01/2021) (Insured by AGM)	290,000	56,257
0.000%, 08/01/2050
(Pre-refunded to 08/01/2021) (Insured by AGM)	525,000	58,931

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Helena Unified School District,
0.000%, 08/01/2028(5)	$130,000	$146,251
State of California,
5.000%, 08/01/2031 (Callable 02/01/2025)	1,100,000	1,296,284
Sutter Union High School District:
0.000%, 08/01/2030 (Pre-refunded to 08/01/2025)	185,000	128,886
0.000%, 08/01/2036 (Pre-refunded to 08/01/2025)	75,000	33,787
0.000%, 08/01/2037 (Pre-refunded to 08/01/2025)	50,000	20,972
0.000%, 08/01/2041 (Pre-refunded to 08/01/2025)	50,000	15,707
0.000%, 08/01/2043 (Pre-refunded to 08/01/2025)	200,000	54,150
0.000%, 08/01/2044 (Pre-refunded to 08/01/2025)	420,000	105,512
0.000%, 06/01/2050 (Pre-refunded to 08/01/2025)	700,000	112,385
Tustin Unified School District,
6.000%, 08/01/2028 (Callable 08/01/2021)(5)	1,310,000	1,353,427
Victor Valley Union High School District:
0.000%, 08/01/2036
(Pre-refunded to 08/01/2023) (Insured by AGM)	510,000	250,731
0.000%, 08/01/2038
(Pre-refunded to 08/01/2023) (Insured by AGM)	460,000	199,488
0.000%, 08/01/2041 (Pre-refunded to 08/01/2023)	545,000	197,623
0.000%, 08/01/2042 (Pre-refunded to 08/01/2023)	2,000,000	682,060
0.000%, 08/01/2046 (Pre-refunded to 08/01/2023)	200,000	53,478
0.000%, 08/01/2052 (Pre-refunded to 08/01/2023)	790,000	145,084
Total California
(Cost $81,583,960)		87,010,950	5.8%
Colorado
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038
(Callable 06/01/2025) (Insured by ST AID)	1,225,000	1,443,932
Brush School District No. RE-2J:
5.000%, 12/01/2031
(Callable 12/01/2027) (Insured by BAM)	380,000	479,621
5.000%, 12/01/2032
(Callable 12/01/2027) (Insured by BAM)	395,000	496,061
5.000%, 12/01/2035
(Callable 12/01/2027) (Insured by BAM)	460,000	573,532
City of Aurora CO,
5.000%, 12/01/2029	2,400,000	3,209,976
City of Fort Lupton CO,
4.000%, 12/01/2042
(Callable 12/01/2027) (Insured by AGM)	850,000	975,392
Colorado Health Facilities Authority:
0.000%, 07/15/2022 (ETM)	14,125,000	14,060,449
0.000%, 07/15/2024 (ETM)	875,000	861,534

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado Health Facilities Authority: (cont.)
4.000%, 07/01/2039 (Pre-refunded to 11/09/2022)	$100,000	$106,781
5.250%, 01/01/2040 (Pre-refunded to 01/01/2023)	3,545,000	3,891,949
5.250%, 01/01/2045 (Pre-refunded to 01/01/2023)	335,000	368,138
5.000%, 06/01/2047 (Pre-refunded to 06/01/2027)	5,800,000	7,451,724
Dawson Ridge Metropolitan District No. 1:
0.000%, 10/01/2022 (ETM)	13,745,000	13,685,347
0.000%, 10/01/2022 (ETM)	23,840,000	23,736,534
Mesa County Valley School District No. 51,
5.500%, 12/01/2037
(Callable 12/01/2027) (Insured by ST AID)	1,000,000	1,296,400
Regional Transportation District,
4.375%, 06/01/2039 (Callable 06/01/2023)	5,725,000	6,170,233
Total Colorado
(Cost $75,349,960)		78,807,603	5.3%
Connecticut
City of Norwalk CT,
4.000%, 09/01/2031 (Callable 09/01/2029)	1,210,000	1,517,364
Connecticut Housing Finance Authority:
2.875%, 11/15/2030 (Callable 05/15/2025)	1,500,000	1,597,425
4.000%, 11/15/2045 (Callable 05/15/2028)	6,480,000	7,171,416
4.000%, 11/15/2047 (Callable 11/15/2026)	1,175,000	1,272,114
4.000%, 05/15/2049 (Callable 11/15/2028)	2,380,000	2,714,104
State of Connecticut,
5.000%, 05/01/2026	1,300,000	1,604,915
University of Connecticut,
5.000%, 01/15/2031
(Callable 01/15/2027) (Insured by AGM)	1,250,000	1,546,988
Total Connecticut
(Cost $16,556,190)		17,424,326	1.2%
District of Columbia
District of Columbia:
5.000%, 03/01/2036 (Callable 09/01/2029)	1,500,000	1,987,725
5.000%, 04/01/2042 (Pre-refunded to 04/01/2027)	160,000	204,963
5.000%, 10/15/2044 (Callable 04/15/2029)	1,965,000	2,522,922
District of Columbia Housing Finance Agency,
1.450%, 02/01/2039
(Mandatory Tender Date 08/01/2022)(1)	1,915,000	1,945,085
Total District of Columbia
(Cost $6,422,833)		6,660,695	0.4%
Florida
City of Fort Myers FL,
4.000%, 12/01/2037 (Callable 12/01/2025)	480,000	529,114

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Jacksonville FL,
0.060%, 08/01/2036
(Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	$8,460,000	$8,460,000
City of Miami Beach FL,
6.250%, 10/01/2022 (ETM) (Insured by AMBAC)	550,000	588,456
City of Miramar FL:
5.000%, 10/01/2029 (Callable 10/01/2027)	1,025,000	1,321,799
5.000%, 10/01/2030 (Callable 10/01/2027)	1,000,000	1,286,420
5.000%, 10/01/2034 (Callable 10/01/2027)	1,000,000	1,262,950
5.000%, 10/01/2035 (Callable 10/01/2027)	1,030,000	1,296,327
City of Orlando FL,
5.000%, 11/01/2034
(Callable 11/01/2027) (Insured by AGM)	1,000,000	1,229,600
City of Tallahassee FL:
5.000%, 10/01/2033 (Callable 10/01/2024)	255,000	296,652
5.000%, 10/01/2034 (Callable 10/01/2024)	1,010,000	1,173,337
5.000%, 10/01/2035 (Callable 10/01/2024)	825,000	957,091
City of Tampa FL:
4.125%, 10/01/2031 (Pre-refunded to 10/01/2021)	1,930,000	1,987,070
5.250%, 05/01/2043 (Callable 05/01/2028)	2,000,000	2,551,980
County of Miami-Dade FL:
5.250%, 10/01/2022 (Insured by AGM)	1,175,000	1,279,246
0.000%, 10/01/2027 (ETM) (Insured by NATL)	185,000	177,084
5.250%, 10/01/2030 (ETM) (Insured by NATL)	2,630,000	3,643,365
Florida Housing Finance Corp.:
1.940%, 08/01/2036 (Insured by FNMA)	5,000,000	5,062,200
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	5,990,000	6,619,010
3.800%, 07/01/2047
(Callable 01/01/2027) (Insured by GNMA)	235,000	243,350
4.000%, 07/01/2050
(Callable 07/01/2028) (Insured by GNMA)	4,145,000	4,632,203
3.500%, 07/01/2051
(Callable 07/01/2029) (Insured by GNMA)	650,000	725,744
Highlands County Health Facilities Authority:
0.070%, 11/15/2035 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	1,000,000	1,000,000
0.070%, 11/15/2037 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	4,900,000	4,900,000
JEA Electric System Revenue,
5.000%, 10/01/2023 (Pre-refunded to 04/01/2023)	690,000	763,616
JEA Water & Sewer System Revenue,
5.000%, 10/01/2028 (Pre-refunded to 04/01/2024)	755,000	869,284

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lee County School Board,
5.000%, 08/01/2032 (Callable 08/01/2026)	$1,650,000	$2,013,528
Miami-Dade County Health Facilities Authority,
5.750%, 05/01/2021 (ETM) (Insured by NATL)	305,000	310,057
Mid-Bay Bridge Authority:
6.875%, 10/01/2022 (ETM)	2,110,000	2,267,216
6.875%, 10/01/2022 (ETM) (Insured by AMBAC)	1,450,000	1,566,435
Osceola County Expressway Authority,
0.000%, 10/01/2028 (ETM)(5)	95,000	107,274
Reedy Creek Improvement District,
5.000%, 10/01/2031 (Callable 10/01/2028)	310,000	392,538
School Board of Miami-Dade County,
5.000%, 03/15/2039 (Callable 03/15/2024)	2,000,000	2,241,980
School District of Broward County:
5.250%, 07/01/2022 (Pre-refunded to 07/01/2021)	8,460,000	8,672,092
5.250%, 07/01/2023 (Pre-refunded to 07/01/2021)	4,840,000	4,961,339
5.000%, 07/01/2024 (Pre-refunded to 07/01/2022)	940,000	1,006,317
Seminole County School Board,
5.000%, 07/01/2035 (Callable 07/01/2026)	145,000	175,525
Total Florida
(Cost $74,095,496)		76,570,199	5.1%
Georgia
Atlanta Development Authority:
5.000%, 09/01/2023 (ETM)	2,450,000	2,755,735
5.000%, 09/01/2024 (Pre-refunded to 09/01/2023)	910,000	1,023,559
5.000%, 09/01/2032 (Pre-refunded to 09/01/2023)	1,315,000	1,479,099
Development Authority of Rockdale County:
5.000%, 07/01/2022	415,000	442,344
5.000%, 07/01/2023	220,000	244,755
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	7,335,000	9,130,388
Georgia Housing & Finance Authority,
3.500%, 12/01/2046 (Callable 12/01/2025)	655,000	693,383
Main Street Natural Gas, Inc.,
0.926%, 08/01/2048 (1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	1,000,000	1,003,570
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM)	1,950,000	1,946,295
0.000%, 12/01/2021 (ETM)	4,030,000	4,022,343
Total Georgia
(Cost $21,694,636)		22,741,471	1.5%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Idaho
Ada & Boise Counties Independent School District,
5.000%, 08/01/2032 (Callable 02/01/2027)	$500,000	$620,585
Total Idaho
(Cost $594,346)		620,585	0.0%
Illinois
Boone & Winnebago Counties
Community Unit School District No. 200,
0.000%, 01/01/2024 (ETM) (Insured by AGM)	720,000	696,982
City of Chicago IL:
5.000%, 01/01/2021	230,000	230,000
5.125%, 01/01/2022 (Insured by BHAC)	885,000	897,930
5.000%, 01/01/2034 (Pre-refunded to 01/01/2025)	2,170,000	2,576,007
Cook County Community High School District No. 233,
4.000%, 12/01/2026 (Callable 06/01/2022)	2,695,000	2,833,173
Cook County Forest Preserve District,
5.000%, 12/15/2037 (Callable 06/15/2022)	1,070,000	1,131,974
Cook County School District No. 130,
5.000%, 12/01/2026
(Callable 12/01/2025) (Insured by AGM)	1,140,000	1,384,804
Cook County School District No. 144,
4.500%, 12/01/2025 (ETM) (Insured by AGM)	5,000	5,430
Cook County School District No. 159:
0.000%, 12/01/2022 (ETM)	2,000,000	1,986,340
0.000%, 12/01/2025 (ETM)	400,000	390,320
0.000%, 12/01/2028 (ETM)	295,000	275,866
Cook County School District No. 163:
6.000%, 12/15/2026 (Insured by BAM)	1,165,000	1,494,567
5.000%, 12/15/2028 (Insured by BAM)	1,305,000	1,660,769
County of Cook IL:
5.000%, 11/15/2033 (Callable 11/15/2027)	3,000,000	3,722,010
5.000%, 11/15/2034 (Callable 11/15/2027)	4,325,000	5,358,199
County of Du Page IL,
5.600%, 01/01/2021	180,000	180,000
Exceptional Children Have Opportunities:
5.000%, 12/01/2027	340,000	424,833
5.000%, 12/01/2027	270,000	337,368
5.000%, 12/01/2028	585,000	742,441
5.000%, 12/01/2029	615,000	799,463
5.000%, 12/01/2030 (Callable 12/01/2029)	645,000	854,032
5.000%, 12/01/2031 (Callable 12/01/2029)	675,000	890,109
4.000%, 12/01/2032 (Callable 12/01/2029)	210,000	249,052
4.000%, 12/01/2033 (Callable 12/01/2029)	740,000	872,630

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois Development Finance Authority:
0.000%, 07/15/2023 (ETM)	$27,625,000	$27,347,369
0.000%, 07/15/2025 (ETM)	51,620,000	50,465,777
2.450%, 11/15/2039
(Mandatory Tender Date 03/03/2026)(1)	2,230,000	2,407,731
Illinois Finance Authority:
5.000%, 02/15/2022	1,095,000	1,148,392
5.000%, 12/01/2030 (Pre-refunded to 12/01/2021)	6,875,000	7,174,062
5.000%, 07/01/2031 (Callable 01/01/2026)	1,200,000	1,467,852
4.000%, 01/15/2033 (Callable 01/15/2028)	2,170,000	2,595,103
5.000%, 07/01/2033 (Callable 01/01/2027)	705,000	882,033
5.000%, 08/01/2033 (Pre-refunded to 08/01/2024)	700,000	817,901
4.000%, 01/01/2034 (Callable 01/01/2026)	1,030,000	1,175,920
4.000%, 07/01/2035 (Callable 01/01/2026)	1,000,000	1,139,440
5.000%, 02/15/2036 (Callable 02/15/2027)	215,000	263,756
4.000%, 12/01/2036 (Callable 12/01/2028)	1,000,000	1,205,270
4.000%, 12/01/2037 (Callable 12/01/2028)	2,995,000	3,608,017
4.000%, 07/01/2041 (Callable 01/01/2031)	5,000,000	6,142,150
4.000%, 05/01/2044 (Callable 05/01/2025)	135,000	156,118
Illinois Housing Development Authority:
2.550%, 04/01/2025 (Insured by GNMA)	1,400,000	1,499,204
3.100%, 02/01/2035 (Callable 02/01/2026)	2,500,000	2,660,650
3.500%, 08/01/2046 (Callable 02/01/2026)	535,000	572,702
4.000%, 08/01/2048
(Callable 08/01/2027) (Insured by GNMA)	670,000	738,903
4.250%, 10/01/2049 (Callable 04/01/2028)	9,960,000	11,138,666
Kane County Community Unit School District No. 304:
9.000%, 01/01/2023 (ETM) (Insured by AGM)	805,000	943,066
9.000%, 01/01/2023 (Insured by AGM)	2,720,000	3,184,712
Kane McHenry Cook & De Kalb
Counties Unit School District No. 300,
5.000%, 01/01/2032 (Callable 01/01/2027)	2,060,000	2,544,697
Knox & Warren Counties Community
Unit School District No. 205:
4.000%, 12/01/2034
(Callable 12/01/2027) (Insured by BAM)	425,000	489,502
4.000%, 12/01/2039
(Callable 12/01/2027) (Insured by BAM)	1,305,000	1,485,769
Lake County Community
Consolidated School District No. 50:
5.000%, 01/01/2021 (ETM)	910,000	910,000
5.000%, 01/01/2021	465,000	465,000
Lake County Township High School District No. 113,
5.000%, 01/01/2034 (Pre-refunded to 01/01/2023)	3,675,000	4,028,057

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
McHenry County Community
Consolidated School District No. 47,
4.000%, 02/01/2032 (Callable 02/01/2028)	$850,000	$994,177
Metropolitan Pier & Exposition Authority,
5.500%, 12/15/2023 (ETM)	1,335,000	1,435,339
Metropolitan Water Reclamation
District of Greater Chicago:
5.000%, 12/01/2031 (Callable 12/01/2021)	4,800,000	4,999,344
5.000%, 12/01/2034 (Callable 12/01/2026)	295,000	362,118
Regional Transportation Authority:
6.700%, 11/01/2021 (Insured by NATL)	210,000	221,208
6.000%, 07/01/2022 (Insured by NATL)	3,705,000	4,017,331
6.000%, 07/01/2027 (Insured by AGM)	1,000,000	1,310,820
Southwestern Illinois Development Authority,
7.625%, 11/01/2048 (Pre-refunded to 11/01/2023)	6,185,000	7,439,689
State of Illinois:
6.500%, 06/15/2022	80,000	82,442
4.000%, 06/15/2038
(Callable 06/15/2028) (Insured by BAM)	1,850,000	2,036,092
Village of Carpentersville IL,
4.000%, 12/30/2030
(Callable 12/30/2028) (Insured by BAM)	1,920,000	2,319,456
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,154,052
Will County Community Consolidated
School District No. 157-C,
2.300%, 01/01/2021	100,000	100,000
Will County Community High School District No. 210:
0.000%, 01/01/2024 (ETM) (Insured by AGM)	1,355,000	1,333,333
0.000%, 01/01/2025 (ETM) (Insured by AGM)	110,000	107,488
Will County Community Unit School District No. 201-U,
0.000%, 11/01/2024 (ETM) (Insured by NATL)	705,000	690,089
Will County Elementary School District No. 122,
0.000%, 10/01/2027 (ETM) (Insured by AGM)	470,000	446,876
Total Illinois
(Cost $190,024,909)		202,701,972	13.5%
Indiana
Carmel Redevelopment Authority,
4.000%, 08/01/2033 (Pre-refunded to 08/01/2022)	1,000,000	1,059,620
Columbus Multi-High School Building Corp.:
5.000%, 01/15/2026 (Insured by ST AID)	1,125,000	1,377,765
5.000%, 01/15/2027 (Insured by ST AID)	1,265,000	1,594,545
5.000%, 07/15/2028 (Insured by ST AID)	1,000,000	1,310,080

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fishers Redevelopment Authority:
4.000%, 07/15/2027	$200,000	$242,192
4.000%, 01/15/2028	330,000	402,920
4.000%, 07/15/2028	335,000	411,930
4.000%, 07/15/2029 (Callable 01/15/2029)	540,000	667,645
4.000%, 07/15/2030 (Callable 01/15/2029)	725,000	890,104
Fort Wayne Redevelopment Authority,
5.000%, 02/01/2025
(Callable 02/01/2024) (Insured by ST AID)	335,000	382,101
Indiana Health & Educational
Facilities Financing Authority,
4.000%, 11/15/2046 (Callable 11/15/2026)	1,780,000	2,019,303
Indiana Health Facility Financing Authority,
2.000%, 11/15/2036 (Pre-refunded to 02/01/2023)(1)	110,000	113,466
Indianapolis Local Public Improvement Bond Bank,
5.000%, 01/01/2033 (Pre-refunded to 01/01/2025)	1,780,000	2,116,936
Kankakee Valley Middle School Building Corp.:
5.000%, 01/15/2029 (Insured by ST AID)	475,000	628,720
5.000%, 07/15/2029 (Insured by ST AID)	1,180,000	1,578,970
Kokomo-Center School Building Corp.,
5.000%, 01/15/2037
(Callable 07/15/2027) (Insured by ST AID)	500,000	603,985
Northern Wells Multi-School Building Corp.,
4.000%, 07/15/2035
(Callable 07/15/2027) (Insured by ST AID)	160,000	184,352
Total Indiana
(Cost $14,398,965)		15,584,634	1.0%
Iowa
County of Washington IA,
4.000%, 06/01/2030 (Callable 06/01/2026)	1,015,000	1,167,971
Iowa Finance Authority:
5.000%, 08/01/2028 (Pre-refunded to 08/01/2026)	3,625,000	4,574,931
5.000%, 08/01/2035 (Callable 08/01/2025)	950,000	1,127,270
4.000%, 07/01/2047
(Callable 07/01/2027) (Insured by GNMA)	675,000	739,037
4.000%, 07/01/2047
(Callable 07/01/2028) (Insured by GNMA)	1,235,000	1,411,358
3.250%, 07/01/2050
(Callable 07/01/2029) (Insured by GNMA)	1,725,000	1,911,007
Iowa Higher Education Loan Authority:
4.500%, 10/01/2033 (Pre-refunded to 10/01/2021)	2,100,000	2,166,318
5.000%, 10/01/2038 (Pre-refunded to 10/01/2021)	2,090,000	2,163,714
University of Iowa,
4.000%, 07/01/2033 (Callable 07/01/2027)	655,000	768,721
Total Iowa
(Cost $15,483,300)		16,030,327	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kansas
Crawford County Unified School District No. 250,
5.000%, 09/01/2035
(Callable 09/01/2027) (Insured by BAM)	$445,000	$565,043
Johnson County Unified School District No. 512,
4.000%, 10/01/2035 (Callable 10/01/2025)	300,000	341,106
Kansas Development Finance Authority,
5.000%, 11/15/2032 (Callable 05/15/2022)	1,955,000	2,069,387
Shawnee County Unified School District No. 501,
2.000%, 08/01/2044 (Pre-refunded to 08/01/2026)	85,000	92,095
Total Kansas
(Cost $2,992,510)		3,067,631	0.2%
Kentucky
Louisville & Jefferson County Metropolitan Government,
5.000%, 12/01/2035 (Callable 06/01/2022)	1,320,000	1,407,912
Total Kentucky
(Cost $1,390,148)		1,407,912	0.1%
Louisiana
Caddo Parish Commission,
5.000%, 02/01/2028 (Callable 02/01/2025)	530,000	624,170
Jefferson Parish Hospital Service District No. 1,
6.000%, 01/01/2039 (Pre-refunded to 01/01/2021)	1,080,000	1,080,000
Jefferson Sales Tax District,
4.000%, 12/01/2032
(Callable 12/01/2029) (Insured by AGM)	1,300,000	1,571,544
Louisiana Public Facilities Authority:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	26,700,000	32,182,044
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	22,180,000	28,160,172
State of Louisiana,
5.000%, 05/01/2027 (Pre-refunded to 05/01/2022)	1,420,000	1,509,957
Webster Parish School District No. 6:
5.000%, 03/01/2025 (Insured by AGM)	425,000	501,959
5.000%, 03/01/2026 (Insured by AGM)	635,000	774,224
5.000%, 03/01/2027 (Insured by AGM)	620,000	775,762
5.000%, 03/01/2028 (Insured by AGM)	755,000	966,204
4.000%, 03/01/2030
(Callable 03/01/2029) (Insured by AGM)	665,000	806,738
4.000%, 03/01/2031
(Callable 03/01/2029) (Insured by AGM)	840,000	1,010,982
Total Louisiana
(Cost $63,886,805)		69,963,756	4.7%
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maryland
City of Baltimore MD:
5.000%, 07/01/2024 (ETM)	$1,220,000	$1,343,525
5.000%, 07/01/2028 (ETM)	250,000	294,417
Maryland Community Development Administration,
0.625%, 07/01/2022 (Callable 01/01/2022)	500,000	500,500
Maryland Health & Higher
Educational Facilities Authority:
5.250%, 07/01/2026 (Pre-refunded to 07/01/2024)	285,000	333,385
5.000%, 07/01/2027 (ETM) (Insured by AMBAC)	1,740,000	2,031,502
State of Maryland:
4.000%, 06/01/2030 (Callable 06/01/2024)	5,790,000	6,459,092
4.000%, 08/01/2030 (Callable 08/01/2027)	2,130,000	2,585,458
5.000%, 08/01/2031 (Callable 08/01/2028)	9,835,000	12,904,504
Total Maryland
(Cost $24,211,904)		26,452,383	1.8%
Massachusetts
Commonwealth of Massachusetts,
4.500%, 12/01/2043 (Pre-refunded to 12/01/2021)	1,235,000	1,283,709
Massachusetts Department of Transportation,
5.125%, 01/01/2023 (ETM)	940,000	982,394
Massachusetts Development Finance Agency,
5.000%, 07/15/2033 (Callable 07/15/2026)	1,470,000	1,824,593
Massachusetts Housing Finance Agency:
0.875%, 12/01/2023 (Callable 06/01/2022)	1,000,000	1,005,270
4.000%, 12/01/2044 (Callable 06/01/2025)	810,000	860,730
4.000%, 12/01/2048
(Callable 06/01/2027) (Insured by GNMA)	1,345,000	1,471,686
4.000%, 06/01/2049 (Callable 12/01/2028)	625,000	693,987
Massachusetts State College Building Authority,
0.000%, 05/01/2027 (ETM) (Insured by NATL)	335,000	323,158
Total Massachusetts
(Cost $8,209,102)		8,445,527	0.6%
Michigan
Algonac Community Schools:
4.000%, 05/01/2028
(Callable 05/01/2027) (Insured by Q-SBLF)	175,000	208,693
4.000%, 05/01/2029
(Callable 05/01/2027) (Insured by Q-SBLF)	370,000	437,455
4.000%, 05/01/2030
(Callable 05/01/2027) (Insured by Q-SBLF)	470,000	551,333
Brighton Area School District,
5.000%, 05/01/2021 (Insured by Q-SBLF)	500,000	507,180

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Chippewa Hills School District,
4.000%, 05/01/2033
(Callable 05/01/2025) (Insured by Q-SBLF)	$300,000	$333,783
Ecorse Public School District,
5.000%, 05/01/2027 (Insured by Q-SBLF)	515,000	652,572
Fraser Public School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,150,810
Michigan Finance Authority,
5.000%, 06/01/2027 (Pre-refunded to 06/01/2022)	1,315,000	1,403,552
Michigan State Housing Development Authority:
2.700%, 12/01/2034 (Callable 12/01/2028)	4,700,000	5,041,173
4.250%, 12/01/2049 (Callable 06/01/2028)	4,125,000	4,624,290
3.500%, 12/01/2050 (Callable 06/01/2029)	6,925,000	7,722,622
Pinckney Community Schools:
5.000%, 05/01/2022 (Insured by Q-SBLF)	1,935,000	2,050,926
5.000%, 05/01/2023 (Insured by Q-SBLF)	2,200,000	2,424,774
State of Michigan,
0.000%, 06/01/2022 (ETM) (Insured by AMBAC)	2,085,000	2,074,783
Swartz Creek Community Schools,
5.000%, 05/01/2038
(Callable 05/01/2029) (Insured by Q-SBLF)	1,000,000	1,280,450
Utica Community Schools,
5.000%, 05/01/2034
(Callable 05/01/2029) (Insured by Q-SBLF)	305,000	393,670
Warren Consolidated Schools:
5.000%, 05/01/2033
(Callable 05/01/2026) (Insured by Q-SBLF)	2,595,000	3,123,420
5.000%, 05/01/2033
(Callable 05/01/2026) (Insured by Q-SBLF)	4,660,000	5,608,916
5.000%, 05/01/2035
(Callable 05/01/2026) (Insured by Q-SBLF)	925,000	1,104,357
Total Michigan
(Cost $38,358,679)		40,694,759	2.7%
Minnesota
Brainerd Independent School District No. 181,
4.000%, 02/01/2026 (Insured by SD CRED PROG)	660,000	773,837
County of Hennepin MN:
4.000%, 12/01/2025 (Callable 12/01/2022)	3,000,000	3,216,930
5.000%, 12/01/2041 (Callable 12/01/2026)	1,000,000	1,232,690
Maple River Independent School District No. 2135,
4.000%, 02/01/2039
(Callable 02/01/2030) (Insured by SD CRED PROG)	2,095,000	2,561,180
Minneapolis-Saint Paul Metropolitan Airports Commission,
5.000%, 01/01/2032 (Callable 01/01/2027)	505,000	618,873

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Housing Finance Agency:
4.500%, 07/01/2034
(Callable 07/01/2021) (Insured by GNMA)	$55,000	$55,996
4.000%, 07/01/2047
(Callable 01/01/2027) (Insured by GNMA)	325,000	352,066
4.250%, 07/01/2049
(Callable 07/01/2028) (Insured by GNMA)	1,255,000	1,412,327
Pipestone-Jasper Independent School District No. 2689,
4.000%, 02/01/2032
(Callable 02/01/2029) (Insured by SD CRED PROG)	580,000	711,271
State of Minnesota,
5.000%, 08/01/2037 (Callable 08/01/2029)	3,245,000	4,306,115
Total Minnesota
(Cost $14,669,712)		15,241,285	1.0%
Mississippi
Mississippi Development Bank:
5.000%, 03/01/2029 (Callable 03/01/2027)	825,000	1,028,313
5.250%, 03/01/2035 (Callable 03/01/2028)	495,000	621,121
Oxford School District,
4.000%, 05/01/2027	500,000	600,615
State of Mississippi,
5.000%, 10/01/2028 (Callable 10/01/2027)	1,130,000	1,453,056
West Rankin Utility Authority,
5.000%, 01/01/2038
(Callable 01/01/2025) (Insured by AGM)	550,000	630,157
Total Mississippi
(Cost $3,904,094)		4,333,262	0.3%
Missouri
Independence School District,
5.500%, 03/01/2035
(Callable 03/01/2027) (Insured by ST AID)	955,000	1,215,285
Jackson County School District No. R-IV,
5.500%, 03/01/2037
(Callable 03/01/2029) (Insured by ST AID)	1,040,000	1,397,604
Metropolitan St. Louis Sewer District,
5.000%, 05/01/2036 (Callable 05/01/2025)	1,275,000	1,517,224
Missouri Housing Development Commission:
1.950%, 05/01/2025 (Insured by GNMA)	85,000	88,975
3.950%, 11/01/2040
(Callable 05/01/2025) (Insured by GNMA)	1,255,000	1,283,978
Moberly School District No. 81,
4.000%, 03/01/2030
(Callable 03/01/2027) (Insured by ST AID)	315,000	372,235

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Louis County School District,
4.000%, 03/01/2031 (Callable 03/01/2025)	$1,480,000	$1,672,208
Total Missouri
(Cost $7,063,753)		7,547,509	0.5%
Montana
Flathead County School District No. 44,
4.000%, 07/01/2036 (Callable 07/01/2028)	210,000	247,317
Montana Facility Finance Authority:
5.000%, 07/01/2028 (Callable 07/01/2027)	430,000	544,264
5.000%, 07/01/2029 (Callable 07/01/2027)	535,000	673,249
Total Montana
(Cost $1,335,321)		1,464,830	0.1%
Nebraska
City of Lincoln NE,
5.000%, 04/01/2023	290,000	321,334
Nebraska Educational Health Cultural &
Social Services Finance Authority:
4.000%, 01/01/2033 (Callable 01/01/2026)	400,000	456,488
4.000%, 01/01/2034 (Callable 01/01/2026)	2,000,000	2,273,920
4.000%, 01/01/2035 (Callable 01/01/2026)	1,000,000	1,134,360
Nebraska Investment Finance Authority,
3.500%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	1,965,000	2,189,305
Omaha School District,
4.000%, 12/15/2033 (Callable 12/15/2028)	1,125,000	1,364,569
University of Nebraska:
3.000%, 07/01/2028 (Pre-refunded to 07/01/2026)	30,000	34,441
3.000%, 05/15/2035 (Pre-refunded to 05/15/2026)	20,000	22,893
3.000%, 07/01/2039 (Pre-refunded to 07/01/2026)	15,000	17,221
Village of Boys Town NE,
3.000%, 09/01/2028	150,000	172,084
Total Nebraska
(Cost $7,695,091)		7,986,615	0.5%
Nevada
County of Clark NV:
5.000%, 07/01/2033 (Callable 07/01/2024)	1,925,000	2,188,706
5.000%, 07/01/2035 (Callable 07/01/2025)	430,000	502,657
Total Nevada
(Cost $2,555,224)		2,691,363	0.2%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Hampshire
New Hampshire Health and Education Facilities Authority,
0.070%, 10/01/2030 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	$1,000,000	$1,000,000
New Hampshire Housing Finance Authority,
5.250%, 07/01/2028 (Callable 01/01/2021)	20,000	20,000
Total New Hampshire
(Cost $1,020,000)		1,020,000	0.1%
New Jersey
New Jersey Building Authority,
5.000%, 06/15/2024 (ETM)	1,410,000	1,636,911
New Jersey Economic Development Authority,
5.250%, 07/01/2025	1,285,000	1,537,181
New Jersey Educational Facilities Authority,
5.000%, 07/01/2044 (Callable 07/01/2024)	615,000	698,708
New Jersey Health Care Facilities Financing Authority:
0.000%, 07/01/2023 (ETM) (Insured by NATL)	10,000	9,913
3.750%, 07/01/2027 (ETM)	205,000	230,674
New Jersey Housing & Mortgage Finance Agency:
0.750%, 05/01/2023
(Mandatory Tender Date 06/01/2022)(1)	5,800,000	5,825,056
6.000%, 11/01/2023 (Pre-refunded to 02/01/2021)	30,000	31,441
4.500%, 10/01/2048 (Callable 10/01/2027)	1,290,000	1,454,527
2.450%, 10/01/2050 (Callable 04/01/2029)	650,000	655,324
New Jersey Transportation Trust Fund Authority:
0.000%, 12/15/2026 (Insured by BHAC)	1,210,000	1,144,757
0.000%, 12/15/2030	960,000	826,483
Total New Jersey
(Cost $13,643,988)		14,050,975	0.9%
New Mexico
Jal Public School District No. 19,
2.750%, 10/01/2027
(Pre-refunded to 10/01/2023) (Insured by ST AID)	600,000	640,236
New Mexico Finance Authority,
4.000%, 06/01/2029 (Callable 06/01/2026)	2,615,000	3,075,946
New Mexico Mortgage Finance Authority:
3.500%, 07/01/2033
(Callable 01/01/2028) (Insured by GNMA)	1,150,000	1,284,263
3.950%, 09/01/2040
(Callable 09/01/2024) (Insured by GNMA)	990,000	1,054,825
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025
(Callable 02/01/2021) (Insured by GNMA)	220,000	221,027

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Mexico Mortgage Financial Authority: (cont.)
3.550%, 09/01/2037
(Callable 03/01/2027) (Insured by GNMA)	$1,135,000	$1,241,123
Ruidoso Municipal School District No. 3,
4.000%, 08/01/2032
(Callable 08/01/2026) (Insured by ST AID)	115,000	132,649
Total New Mexico
(Cost $7,161,219)		7,650,069	0.5%
New York
City of New York NY:
5.000%, 08/01/2022	5,000,000	5,368,300
5.000%, 12/01/2041 (Callable 12/01/2028)	1,125,000	1,411,245
Metropolitan Transportation Authority,
5.000%, 11/15/2028 (Pre-refunded to 11/15/2023)	210,000	239,001
New York City Transitional Finance Authority:
5.000%, 08/01/2029 (Callable 08/01/2026)	1,550,000	1,899,060
5.000%, 08/01/2030 (Callable 08/01/2024)	2,500,000	2,899,175
5.000%, 08/01/2033 (Callable 08/01/2026)	2,835,000	3,435,595
5.000%, 05/01/2035 (Callable 05/01/2028)	4,000,000	5,052,480
5.000%, 05/01/2042 (Callable 05/01/2027)	500,000	605,095
New York City Water & Sewer System:
5.000%, 06/15/2032 (Callable 12/15/2025)	6,500,000	7,920,640
5.000%, 06/15/2035 (Callable 12/15/2025)	500,000	606,825
4.000%, 06/15/2040 (Callable 12/15/2029)	500,000	602,295
5.000%, 06/15/2040 (Callable 12/15/2027)	2,000,000	2,538,120
5.000%, 06/15/2040 (Callable 12/15/2027)	1,800,000	2,284,308
5.000%, 06/15/2040 (Callable 06/15/2028)	2,000,000	2,526,300
New York Liberty Development Corp.,
4.000%, 09/15/2035 (Callable 03/15/2022)	3,000,000	3,108,090
New York State Dormitory Authority:
5.000%, 03/15/2030 (Callable 03/15/2024)	3,735,000	4,255,173
5.000%, 03/15/2033 (Callable 03/15/2025)	5,050,000	5,972,736
5.000%, 03/15/2037 (Callable 09/15/2025)	155,000	183,576
5.250%, 03/15/2039 (Callable 09/15/2028)	3,700,000	4,737,184
5.000%, 03/15/2048 (Callable 09/15/2028)	4,550,000	5,679,947
New York State Environmental Facilities Corp.,
5.500%, 10/15/2030 (ETM)	390,000	556,058
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 12/01/2021)	5,895,000	5,958,961
New York State Urban Development Corp.:
5.000%, 03/15/2022	2,015,000	2,131,830
5.000%, 03/15/2032 (Callable 03/15/2024)	6,000,000	6,831,480
State of New York Mortgage Agency,
4.000%, 10/01/2049 (Callable 04/01/2028)	4,345,000	4,799,139

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Triborough Bridge & Tunnel Authority,
0.596%, 11/15/2027 (1 Month LIBOR USD + 0.500%)
(Callable 05/15/2021)
(Mandatory Tender Date 11/15/2021)(2)	$3,180,000	$3,179,141
Total New York
(Cost $81,003,928)		84,781,754	5.6%
North Carolina
City of Charlotte NC,
5.000%, 07/01/2031 (Callable 07/01/2028)	2,580,000	3,371,234
County of Wake NC,
5.000%, 08/01/2026	1,715,000	2,163,010
Inlivian,
2.550%, 05/01/2037	4,994,078	5,254,370
North Carolina Eastern Municipal Power Agency:
6.400%, 01/01/2021 (ETM)	932,000	932,000
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	7,245,000	7,322,304
North Carolina Housing Finance Agency:
4.000%, 01/01/2050 (Callable 07/01/2028)	1,185,000	1,326,750
4.000%, 07/01/2050 (Callable 07/01/2029)	1,800,000	2,041,578
North Carolina Medical Care Commission,
5.750%, 01/01/2035 (Pre-refunded to 01/01/2021)	525,000	525,000
State of North Carolina,
5.000%, 05/01/2024 (Callable 05/01/2023)	1,000,000	1,110,820
University of North Carolina at Chapel Hill:
0.446%, 12/01/2034 (1 Month LIBOR USD + 0.350%)
(Callable 06/01/2021)
(Mandatory Tender Date 12/01/2021)(2)	200,000	199,992
0.496%, 12/01/2041 (1 Month LIBOR USD + 0.400%)
(Callable 03/09/2022)
(Mandatory Tender Date 11/09/2022)(2)	7,000,000	7,004,270
Total North Carolina
(Cost $30,680,974)		31,251,328	2.1%
North Dakota
County of Burleigh ND:
5.000%, 07/01/2025 (Pre-refunded to 07/01/2021)	1,500,000	1,532,775
5.000%, 07/01/2029 (Pre-refunded to 07/01/2021)	470,000	480,270
4.000%, 11/01/2029
(Pre-refunded to 11/01/2022) (Insured by AGM)	425,000	454,278
North Dakota Housing Finance Agency:
3.550%, 07/01/2033 (Callable 01/01/2028)	2,605,000	2,867,167
3.450%, 07/01/2037
(Callable 07/01/2026) (Insured by FHA)	2,555,000	2,756,973
3.500%, 07/01/2046 (Callable 01/01/2026)	1,005,000	1,081,460
4.000%, 01/01/2050 (Callable 07/01/2028)	1,230,000	1,406,739

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota Public Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2028)	$2,640,000	$3,442,111
Total North Dakota
(Cost $13,467,592)		14,021,773	0.9%
Ohio
Akron Bath Copley Joint Township Hospital District,
3.800%, 01/01/2027 (Pre-refunded to 01/01/2022)	815,000	838,268
City of Cleveland OH:
5.000%, 12/01/2029 (Pre-refunded to 12/01/2022)	850,000	928,243
5.000%, 12/01/2029 (Callable 12/01/2022)	10,000	10,853
City of Delaware OH,
4.000%, 12/01/2033 (Callable 12/01/2024)	200,000	222,342
City of Oxford OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	40,000	46,512
County of Lucas OH,
5.750%, 11/15/2031 (Pre-refunded to 11/15/2021)	1,110,000	1,163,169
County of Montgomery OH:
5.250%, 05/01/2029 (Pre-refunded to 11/12/2023)	1,085,000	1,231,117
5.250%, 05/01/2029 (Pre-refunded to 11/13/2023)	1,685,000	1,881,960
Lucas-Plaza Housing Development Corp.,
0.000%, 06/01/2024 (ETM) (Insured by FHA)	1,385,000	1,362,106
Ohio Housing Finance Agency:
3.950%, 09/01/2043
(Callable 09/01/2027) (Insured by GNMA)	370,000	406,319
3.500%, 09/01/2046
(Callable 09/01/2025) (Insured by GNMA)	875,000	937,090
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	2,410,000	2,723,613
State of Ohio:
5.000%, 06/15/2021	6,740,000	6,887,000
5.000%, 09/01/2033 (Callable 03/01/2024)	575,000	654,896
5.000%, 04/01/2039 (Callable 04/01/2030)	2,000,000	2,624,720
University of Akron,
5.000%, 01/01/2033 (Callable 07/01/2026)	335,000	394,931
Total Ohio
(Cost $21,779,526)		22,313,139	1.5%
Oregon
Clackamas County School District No. 12,
5.000%, 06/15/2037
(Callable 06/15/2027) (Insured by SCH BD GTY)	825,000	1,023,256
Clackamas County Service District No. 1,
2.125%, 12/01/2030 (Callable 12/01/2026)	1,000,000	1,062,040

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Multnomah OR,
4.000%, 06/01/2030 (Callable 06/01/2022)	$1,565,000	$1,638,039
Salem-Keizer School District No. 24J,
0.000%, 06/15/2033
(Callable 06/15/2030) (Insured by SCH BD GTY)(5)	2,535,000	3,331,953
State of Oregon:
4.000%, 12/01/2045 (Callable 06/01/2025)	2,210,000	2,371,816
4.000%, 12/01/2048 (Callable 12/01/2026)	2,480,000	2,695,562
State of Oregon Housing &
Community Services Department:
4.000%, 01/01/2047 (Callable 07/01/2025)	1,120,000	1,200,685
3.750%, 07/01/2048 (Callable 01/01/2027)	1,560,000	1,683,411
3.500%, 01/01/2051 (Callable 01/01/2029)	4,185,000	4,663,011
Washington County School District No. 1,
5.000%, 06/15/2035
(Callable 06/15/2027) (Insured by SCH BD GTY)	600,000	749,994
Total Oregon
(Cost $19,776,650)		20,419,767	1.4%
Pennsylvania
Centennial School District Bucks County,
4.000%, 12/15/2029
(Callable 12/15/2024) (Insured by ST AID)	265,000	299,196
Commonwealth Financing Authority,
4.000%, 06/01/2039
(Callable 06/01/2028) (Insured by AGM)	1,500,000	1,728,900
Delaware Valley Regional Finance Authority:
0.600%, 09/01/2048
(SIFMA Municipal Swap Index + 0.530%)
(Callable 09/01/2022)
(Mandatory Tender Date 09/01/2023)(2)	2,000,000	1,997,480
0.190%, 11/01/2055 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	4,000,000	4,000,000
Mckeesport Area School District,
0.000%, 10/01/2025 (ETM)	110,000	107,427
Pennsylvania Higher Educational Facilities Authority:
5.000%, 04/01/2035 (Pre-refunded to 04/01/2022)	200,000	212,002
5.750%, 08/15/2041 (Pre-refunded to 08/15/2021)	535,000	553,393
Pennsylvania Housing Finance Agency:
2.450%, 07/01/2022
(Mandatory Tender Date 07/01/2021)(1)	5,325,000	5,380,114
3.500%, 10/01/2046 (Callable 10/01/2025)	815,000	858,871
3.500%, 04/01/2051 (Callable 10/01/2029)	4,200,000	4,578,378

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pittsburgh Water & Sewer Authority:
0.000%, 09/01/2026 (ETM)	$720,000	$698,371
0.000%, 09/01/2027 (ETM)	1,075,000	1,030,925
0.000%, 09/01/2028 (ETM)	360,000	338,656
Total Pennsylvania
(Cost $21,223,770)		21,783,713	1.5%
Puerto Rico
Puerto Rico Highways & Transportation Authority,
5.250%, 07/01/2022 (ETM) (Insured by AGM)	1,150,000	1,234,502
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	5,225,000	5,623,197
6.000%, 08/01/2026 (ETM)	4,340,000	5,608,626
6.000%, 08/01/2026 (ETM) (Insured by AGC)	1,055,000	1,363,387
6.000%, 08/01/2026 (ETM) (Insured by AGC)	1,155,000	1,492,618
6.000%, 08/01/2026 (ETM) (Insured by AGC)	1,785,000	2,306,773
6.000%, 08/01/2026 (ETM) (Insured by AGC)	1,310,000	1,692,926
5.500%, 08/01/2027 (ETM) (Insured by AMBAC)	6,500,000	8,534,760
Total Puerto Rico
(Cost $25,952,301)		27,856,789	1.9%
Rhode Island
Rhode Island Housing & Mortgage Finance Corp.,
3.500%, 10/01/2050 (Callable 10/01/2029)	1,390,000	1,549,433
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	5,837,100
Total Rhode Island
(Cost $6,931,065)		7,386,533	0.5%
South Carolina
Charleston Educational Excellence Finance Corp.,
5.000%, 12/01/2026 (Callable 12/01/2023)	4,625,000	5,223,151
City of Columbia SC,
5.000%, 02/01/2029 (Callable 02/01/2028)	25,000	32,546
Patriots Energy Group Financing Agency,
0.956%, 10/01/2048 (1 Month LIBOR USD + 0.860%)
(Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	2,895,000	2,906,464
Piedmont Municipal Power Agency,
5.375%, 01/01/2025 (ETM) (Insured by NATL)	5,530,000	6,491,335
South Carolina Jobs-Economic Development Authority,
0.230%, 05/01/2048 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	1,600,000	1,600,000
Total South Carolina
(Cost $15,628,281)		16,253,496	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Dakota
Harrisburg School District No. 41-2,
2.375%, 08/01/2026 (Insured by ST AID)	$415,000	$441,850
Sioux Falls School District No. 49-5,
1.375%, 08/01/2021 (Insured by ST AID)	50,000	50,194
South Dakota Housing Development Authority:
4.100%, 11/01/2028 (Callable 05/01/2023)	255,000	268,487
3.375%, 05/01/2033 (Callable 05/01/2022)	340,000	347,810
Total South Dakota
(Cost $1,058,409)		1,108,341	0.1%
Tennessee
City of Murfreesboro TN:
3.000%, 06/01/2030 (Callable 06/01/2023)	3,400,000	3,568,776
3.000%, 06/01/2031 (Callable 06/01/2023)	3,005,000	3,145,905
Memphis Health Educational & Housing Facility Board,
0.625%, 06/01/2023
(Mandatory Tender Date 06/01/2022)(1)	2,500,000	2,508,175
Nashville & Davidson County Metropolitan Government:
0.000%, 06/01/2021 (ETM)	2,380,000	2,377,406
4.875%, 11/01/2028 (ETM) (Insured by NATL)	1,840,000	2,165,091
Tennessee Housing Development Agency:
3.850%, 01/01/2035 (Callable 01/01/2025)	410,000	439,311
3.900%, 07/01/2042 (Callable 07/01/2027)	735,000	812,109
4.000%, 01/01/2043 (Callable 07/01/2027)	1,015,000	1,112,826
3.650%, 07/01/2047 (Callable 01/01/2027)	1,125,000	1,203,052
4.050%, 01/01/2049 (Callable 01/01/2028)	2,935,000	3,257,586
4.250%, 01/01/2050 (Callable 07/01/2028)	1,585,000	1,769,002
Total Tennessee
(Cost $21,650,843)		22,359,239	1.5%
Texas
Amarillo Independent School District,
5.000%, 02/01/2026
(Callable 02/01/2024) (PSF Guaranteed)	1,370,000	1,565,814
Anna Independent School District,
5.000%, 08/15/2035
(Callable 08/15/2026) (PSF Guaranteed)	910,000	1,110,491
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024 (PSF Guaranteed)	1,025,000	1,142,434
5.000%, 08/15/2024 (PSF Guaranteed)	1,010,000	1,167,479
5.000%, 08/15/2024 (PSF Guaranteed)	100,000	115,592
5.000%, 08/15/2026 (PSF Guaranteed)	500,000	623,475
4.000%, 08/15/2027
(Callable 08/15/2026) (PSF Guaranteed)	875,000	1,025,841

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arlington Higher Education Finance Corp.: (cont.)
5.000%, 02/15/2028
(Callable 02/15/2025) (PSF Guaranteed)	$1,905,000	$2,226,050
4.000%, 08/15/2028
(Callable 08/15/2026) (PSF Guaranteed)	850,000	989,434
5.000%, 08/15/2028
(Callable 08/15/2024) (PSF Guaranteed)	555,000	632,767
4.000%, 08/15/2033
(Callable 08/15/2026) (PSF Guaranteed)	450,000	505,481
5.000%, 08/15/2033
(Callable 08/15/2024) (PSF Guaranteed)	1,460,000	1,640,237
4.000%, 08/15/2034
(Callable 08/15/2026) (PSF Guaranteed)	195,000	222,284
4.000%, 08/15/2035
(Callable 08/15/2026) (PSF Guaranteed)	455,000	517,726
4.000%, 12/01/2035
(Callable 06/01/2027) (PSF Guaranteed)	450,000	530,586
Austin Community College District,
5.000%, 08/01/2035 (Callable 08/01/2025)	1,175,000	1,403,103
Austin Community College District Public Facility Corp.,
5.000%, 08/01/2033 (Callable 08/01/2025)	750,000	893,730
Balmorhea Independent School District,
4.000%, 02/15/2042
(Callable 02/15/2024) (PSF Guaranteed)	350,000	378,703
Barbers Hill Independent School District,
4.000%, 02/15/2037
(Callable 08/15/2026) (PSF Guaranteed)	860,000	1,000,558
Blum Independent School District:
4.000%, 08/15/2032
(Callable 08/15/2026) (PSF Guaranteed)	165,000	190,364
4.000%, 08/15/2033
(Callable 08/15/2026) (PSF Guaranteed)	210,000	241,489
Burleson Independent School District,
5.000%, 08/01/2025 (PSF Guaranteed)	1,260,000	1,523,579
City of Dallas TX,
5.000%, 02/15/2029	1,875,000	2,488,050
City of El Paso TX,
5.000%, 08/15/2022	170,000	183,177
City of Fort Worth TX,
4.000%, 02/15/2035 (Callable 02/15/2028)	2,530,000	3,013,028
City of Houston TX:
5.500%, 12/01/2024 (ETM) (Insured by NATL)	1,835,000	2,107,461
0.000%, 12/01/2026 (ETM) (Insured by AGM)	465,000	448,571
5.500%, 12/01/2029 (ETM) (Insured by NATL)	16,050,000	20,855,049
5.750%, 12/01/2032 (ETM) (Insured by AGM)	29,965,000	45,816,485

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of San Antonio TX,
5.000%, 02/01/2025 (ETM)	$175,000	$207,953
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2029
(Callable 08/15/2024) (PSF Guaranteed)	215,000	249,527
4.000%, 08/15/2031
(Callable 08/15/2026) (PSF Guaranteed)	120,000	138,832
4.000%, 08/15/2044
(Callable 08/15/2029) (PSF Guaranteed)	525,000	617,468
Conroe Independent School District,
5.000%, 02/15/2023
(Pre-refunded to 02/15/2021) (PSF Guaranteed)	1,745,000	1,754,423
County of Bexar TX:
4.000%, 06/15/2030 (Callable 06/15/2026)	150,000	176,668
4.000%, 06/15/2033 (Callable 06/15/2025)	3,795,000	4,358,558
5.000%, 06/15/2036 (Callable 06/15/2026)	2,120,000	2,588,478
County of Harris TX:
5.000%, 10/01/2026 (Callable 10/01/2025)	4,170,000	5,077,559
5.000%, 08/15/2030 (Callable 08/15/2022)	700,000	752,395
County of Montgomery TX,
5.000%, 03/01/2027 (Pre-refunded to 03/01/2022)	665,000	702,220
County of Williamson TX:
4.000%, 02/15/2034 (Callable 08/15/2026)	2,270,000	2,659,964
4.000%, 02/15/2039 (Callable 02/15/2029)	1,320,000	1,602,229
Crowley Independent School District,
5.000%, 08/01/2036
(Pre-refunded to 08/01/2025) (PSF Guaranteed)	2,000,000	2,426,540
Dallas Independent School District:
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022) (PSF Guaranteed)	390,000	410,768
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022) (PSF Guaranteed)(1)	700,000	737,275
5.000%, 02/15/2036
(Mandatory Tender Date 02/15/2022) (PSF Guaranteed)(1)	705,000	741,723
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	460,000	569,682
DeSoto Independent School District:
5.000%, 08/15/2032
(Callable 08/15/2025) (Insured by BAM)	1,080,000	1,281,107
5.000%, 08/15/2032
(Callable 08/15/2024) (PSF Guaranteed)	1,825,000	2,103,896
Eagle Mountain & Saginaw Independent School District,
4.000%, 08/15/2045
(Callable 08/15/2025) (PSF Guaranteed)	675,000	769,594

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ennis Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	$1,145,000	$1,390,019
Forney Independent School District,
5.000%, 08/15/2034
(Callable 08/15/2025) (PSF Guaranteed)	525,000	626,960
Fort Bend Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	1,655,000	1,938,319
Godley Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	1,445,000	1,586,509
Harlingen Consolidated Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	2,810,000	3,282,193
5.000%, 08/15/2025 (PSF Guaranteed)	1,445,000	1,753,464
Harris County Cultural Education Facilities Finance Corp.,
7.000%, 01/01/2048 (Pre-refunded to 01/01/2023)	3,800,000	4,290,656
Harris County Health Facilities Development Corp.:
5.750%, 07/01/2027 (ETM)	4,545,000	5,535,583
6.250%, 07/01/2027 (ETM)	7,295,000	9,065,788
Harris County Toll Road Authority,
5.000%, 08/15/2028 (Callable 02/15/2028)	770,000	1,003,433
Hays Consolidated Independent School District,
4.000%, 02/15/2033
(Callable 02/15/2027) (PSF Guaranteed)	880,000	1,036,086
Honda Auto Receivables Owner Trust,
5.000%, 02/15/2026
(Callable 02/15/2024) (PSF Guaranteed)	1,030,000	1,158,534
Houston Higher Education Finance Corp.,
5.000%, 02/15/2034
(Callable 02/15/2024) (PSF Guaranteed)	1,795,000	1,985,162
Humble Independent School District:
5.000%, 02/15/2021 (PSF Guaranteed)	1,500,000	1,508,115
5.000%, 02/15/2036
(Callable 02/15/2027) (PSF Guaranteed)	1,000,000	1,235,420
Irving Independent School District,
5.000%, 02/15/2025
(Callable 08/15/2024) (PSF Guaranteed)	1,250,000	1,457,587
Kenedy Independent School District:
4.000%, 08/15/2031
(Pre-refunded to 08/15/2023) (PSF Guaranteed)	100,000	109,809
4.000%, 08/15/2035
(Pre-refunded to 08/15/2021) (PSF Guaranteed)	100,000	102,338
4.000%, 08/15/2036
(Pre-refunded to 08/15/2021) (PSF Guaranteed)	150,000	153,507
4.000%, 08/15/2037
(Pre-refunded to 08/15/2021) (PSF Guaranteed)	100,000	102,338
4.000%, 08/15/2038
(Pre-refunded to 08/15/2021) (PSF Guaranteed)	100,000	102,338
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Killeen Independent School District,
4.000%, 02/15/2024
(Callable 02/15/2021) (PSF Guaranteed)	$1,145,000	$1,149,969
Kirbyville Consolidated Independent School District,
4.000%, 02/15/2029
(Pre-refunded to 02/15/2024) (PSF Guaranteed)	160,000	177,790
Klein Independent School District,
4.000%, 08/01/2031
(Callable 08/01/2025) (PSF Guaranteed)	1,000,000	1,157,010
La Joya Independent School District,
4.000%, 02/15/2035
(Callable 02/15/2027) (Insured by AGM)	910,000	1,035,425
La Porte Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	1,080,000	1,286,150
Leander Independent School District:
0.000%, 08/15/2035
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	250,000	142,473
0.000%, 08/15/2037
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	700,000	371,553
0.000%, 08/15/2040
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	635,000	290,817
0.000%, 08/15/2040
(Callable 08/15/2024) (PSF Guaranteed)	20,000	8,859
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	8,915,000	3,593,815
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	135,000	58,513
0.000%, 08/15/2042
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	1,500,000	571,635
0.000%, 08/15/2045
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	2,000,000	639,780
0.000%, 08/15/2048
(Pre-refunded to 08/15/2024) (PSF Guaranteed)	750,000	199,058
Lower Colorado River Authority:
4.750%, 01/01/2028 (ETM) (Insured by AGM)	1,655,000	1,897,292
5.000%, 05/15/2040 (Callable 05/15/2025)	1,970,000	2,273,813
Lubbock Housing Finance Corp.,
8.000%, 10/01/2021 (ETM)	1,980,000	2,089,494
Luling Independent School District:
4.000%, 02/15/2028 (PSF Guaranteed)	190,000	229,855
4.000%, 02/15/2029
(Callable 02/15/2028) (PSF Guaranteed)	90,000	107,843
McKinney Independent School District,
4.000%, 02/15/2034
(Callable 02/15/2026) (PSF Guaranteed)	1,325,000	1,518,848

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Melissa Independent School District,
5.000%, 08/01/2036
(Callable 08/01/2026) (PSF Guaranteed)	$1,020,000	$1,244,114
Mesquite Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	1,425,000	1,667,250
5.000%, 08/15/2025 (PSF Guaranteed)	2,615,000	3,185,305
5.000%, 08/15/2025 (PSF Guaranteed)	1,500,000	1,827,135
Millsap Independent School District,
4.000%, 02/15/2026
(Callable 02/15/2024) (PSF Guaranteed)	335,000	372,004
Montgomery County Health Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	200,000	197,990
Moulton Independent School District:
4.000%, 08/15/2031
(Callable 08/15/2027) (PSF Guaranteed)	235,000	278,919
4.000%, 08/15/2032
(Callable 08/15/2027) (PSF Guaranteed)	200,000	236,294
4.000%, 08/15/2034
(Callable 08/15/2027) (PSF Guaranteed)	225,000	264,170
4.000%, 08/15/2035
(Callable 08/15/2027) (PSF Guaranteed)	545,000	638,528
4.000%, 08/15/2036
(Callable 08/15/2027) (PSF Guaranteed)	285,000	333,008
Navasota Independent School District,
5.000%, 02/15/2048
(Callable 02/15/2025) (PSF Guaranteed)	6,785,000	7,883,627
New Caney Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	1,099,270
5.000%, 02/15/2024 (PSF Guaranteed)	1,030,000	1,179,402
5.000%, 02/15/2039
(Callable 08/15/2027) (PSF Guaranteed)	500,000	620,660
New Hope Cultural Education Facilities Finance Corp.,
5.000%, 04/01/2025 (ETM)	715,000	848,126
Newark Higher Education Finance Corp.,
4.000%, 08/15/2022 (PSF Guaranteed)	215,000	227,201
North East Independent School District,
5.000%, 02/01/2024 (PSF Guaranteed)	2,930,000	3,351,686
North Texas Tollway Authority:
0.000%, 09/01/2037 (Pre-refunded to 09/01/2031)	2,940,000	1,655,573
0.000%, 09/01/2043 (Pre-refunded to 09/01/2031)	7,590,000	2,724,051
0.000%, 09/01/2043 (Pre-refunded to 09/01/2031)(5)	3,025,000	4,215,428
0.000%, 09/01/2045 (Pre-refunded to 09/01/2031)(5)	1,390,000	2,094,800
Northside Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,000,000	1,213,990

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pasadena Independent School District,
1.500%, 02/15/2044
(Mandatory Tender Date 08/15/2024)
(PSF Guaranteed)(1)	$1,360,000	$1,413,761
Pflugerville Independent School District:
5.000%, 02/15/2025
(Callable 02/15/2024) (PSF Guaranteed)	1,020,000	1,168,288
5.000%, 02/15/2037
(Callable 02/15/2026) (PSF Guaranteed)	100,000	120,644
Princeton Independent School District,
5.000%, 02/15/2032
(Callable 02/15/2025) (PSF Guaranteed)	560,000	657,602
Prosper Independent School District,
5.000%, 02/15/2031
(Callable 02/15/2028) (PSF Guaranteed)	1,020,000	1,319,421
Red River Education Finance Corp.,
5.000%, 03/15/2043 (Pre-refunded to 03/15/2023)	4,500,000	4,975,875
Rockwall Independent School District,
5.000%, 02/15/2038
(Callable 02/01/2021) (PSF Guaranteed)	745,000	747,384
San Angelo Independent School District,
5.000%, 02/15/2029
(Pre-refunded to 02/15/2024) (PSF Guaranteed)	1,500,000	1,723,185
San Antonio Housing Trust Finance Corp.,
1.375%, 09/01/2022
(Mandatory Tender Date 09/01/2021)(1)	1,690,000	1,701,881
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034 (Callable 09/15/2022)	1,750,000	1,822,013
San Jacinto College District,
5.000%, 02/15/2026 (Pre-refunded to 02/15/2021)	700,000	703,696
Sherman Independent School District,
5.000%, 02/15/2026
(Callable 02/15/2024) (PSF Guaranteed)	1,775,000	2,027,707
Smithville Independent School District:
4.000%, 08/15/2031
(Callable 08/15/2028) (PSF Guaranteed)	185,000	225,051
4.000%, 08/15/2032
(Callable 08/15/2028) (PSF Guaranteed)	100,000	121,019
4.000%, 08/15/2033
(Callable 08/15/2028) (PSF Guaranteed)	110,000	132,549
Socorro Independent School District,
4.000%, 08/15/2033
(Callable 02/15/2027) (PSF Guaranteed)	900,000	1,066,329
State of Texas:
5.000%, 04/01/2038 (Callable 04/01/2026)	2,000,000	2,439,780
4.000%, 04/01/2046 (Callable 04/01/2026)	4,110,000	4,655,479

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tarrant County Health Facilities Development Corp.,
6.000%, 09/01/2024 (ETM)	$3,850,000	$4,301,682
Terrell Independent School District,
4.000%, 08/01/2037
(Callable 08/01/2026) (PSF Guaranteed)	510,000	582,808
Texas Department of Housing & Community Affairs:
3.350%, 09/01/2033
(Callable 09/01/2027) (Insured by GNMA)	880,000	942,471
2.150%, 09/01/2035 (Callable 03/01/2029)	1,350,000	1,396,494
4.000%, 03/01/2050
(Callable 09/01/2028) (Insured by GNMA)	1,055,000	1,206,002
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049
(Callable 03/01/2029) (Insured by GNMA)	495,000	551,880
Texas Water Development Board:
4.000%, 10/15/2033 (Callable 10/15/2027)	600,000	725,760
5.000%, 10/15/2033 (Callable 10/15/2025)	1,250,000	1,507,075
4.000%, 10/15/2034 (Callable 04/15/2028)	2,000,000	2,435,540
4.000%, 10/15/2034 (Callable 10/15/2028)	975,000	1,201,405
4.000%, 04/15/2038 (Callable 10/15/2027)	1,900,000	2,276,181
Town of Flower Mound TX,
5.000%, 03/01/2033 (Callable 03/01/2024)	250,000	285,500
Travis County Health Facilities Development Corp.,
7.125%, 01/01/2046 (Pre-refunded to 01/01/2021)	15,000	15,000
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027 (Pre-refunded to 07/01/2021)	600,000	615,318
United Independent School District:
5.000%, 08/15/2033
(Callable 08/15/2028) (PSF Guaranteed)	835,000	1,082,285
5.000%, 08/15/2038
(Callable 08/15/2027) (PSF Guaranteed)	225,000	285,467
Webb Consolidated Independent School District,
4.000%, 02/15/2033
(Callable 02/15/2025) (PSF Guaranteed)	250,000	279,590
Wylie Independent School District,
6.750%, 08/15/2023 (PSF Guaranteed)	1,010,000	1,180,124
Ysleta Independent School District:
5.000%, 08/15/2023
(Pre-refunded to 08/15/2021) (PSF Guaranteed)	1,020,000	1,050,396
5.000%, 08/15/2025
(Callable 08/15/2024) (PSF Guaranteed)	1,545,000	1,800,373
Total Texas
(Cost $253,434,341)		270,811,593	18.0%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utah
Granite School District Board of Education:
5.000%, 06/01/2022 (Pre-refunded to 06/01/2021)
(Insured by SCH BD GTY)	$3,900,000	$3,976,635
5.000%, 06/01/2023 (Pre-refunded to 06/01/2021)
(Insured by SCH BD GTY)	1,750,000	1,784,387
Timpanogos Special Service District,
4.000%, 06/01/2028 (Callable 06/01/2024)	425,000	470,110
University of Utah,
5.000%, 08/01/2044 (Callable 08/01/2028)	2,000,000	2,529,920
Utah Charter School Finance Authority:
5.000%, 04/15/2024 (Insured by UT CSCE)	235,000	266,596
5.000%, 04/15/2037
(Callable 04/15/2026) (Insured by UT CSCE)	500,000	579,365
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	4,015,000	4,330,017
Total Utah
(Cost $13,617,759)		13,937,030	0.9%
Vermont
City of Burlington VT:
5.500%, 07/01/2029 (Pre-refunded to 07/01/2021)	265,000	271,699
5.625%, 07/01/2030 (Pre-refunded to 07/01/2021)	315,000	323,155
5.750%, 07/01/2031 (Pre-refunded to 07/01/2021)	460,000	472,190
Vermont Housing Finance Agency:
3.600%, 11/01/2036 (Callable 11/01/2025)	1,510,000	1,627,750
4.000%, 05/01/2048
(Callable 11/01/2026) (Insured by GNMA)	855,000	918,330
4.000%, 11/01/2048 (Callable 05/01/2027)	555,000	604,678
Total Vermont
(Cost $4,080,599)		4,217,802	0.3%
Virginia
County of Fairfax VA,
5.000%, 04/01/2042 (Callable 04/01/2027)	585,000	724,218
Danville Industrial Development Authority,
5.250%, 10/01/2028 (ETM) (Insured by AMBAC)	1,095,000	1,231,087
Hampton Redevelopment & Housing Authority,
1.460%, 12/01/2022
(Mandatory Tender Date 12/01/2021)(1)	2,950,000	2,978,762
Virginia Housing Development Authority:
3.700%, 03/01/2023 (Callable 03/01/2021)	75,000	75,366
3.450%, 04/01/2038 (Callable 10/01/2022)	7,350,000	7,581,819
Total Virginia
(Cost $12,409,064)		12,591,252	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington
Central Puget Sound Regional Transit Authority,
5.000%, 11/01/2032 (Callable 11/01/2025)	$2,725,000	$3,286,132
County of King WA,
5.000%, 07/01/2034 (Callable 01/01/2025)	705,000	826,168
Energy Northwest,
5.000%, 07/01/2034 (Callable 07/01/2027)	1,090,000	1,367,939
King County Housing Authority:
3.250%, 05/01/2033 (Callable 05/01/2028)	1,500,000	1,688,985
4.000%, 11/01/2034 (Callable 11/01/2029)	1,520,000	1,845,128
4.000%, 11/01/2036 (Callable 11/01/2029)	2,740,000	3,304,139
Pierce County School District No. 3,
5.000%, 12/01/2033
(Callable 06/01/2027) (Insured by SCH BD GTY)	2,600,000	3,269,162
Port of Seattle WA:
5.000%, 01/01/2037 (Callable 01/01/2027)	1,665,000	2,061,353
5.000%, 01/01/2038 (Callable 01/01/2027)	1,000,000	1,235,660
State of Washington:
5.000%, 07/01/2032 (Callable 01/01/2025)	1,005,000	1,181,649
5.000%, 07/01/2032 (Callable 01/01/2025)	6,005,000	7,060,499
5.000%, 08/01/2034 (Callable 08/01/2023)	2,755,000	3,071,384
5.000%, 02/01/2035 (Callable 02/01/2025)	720,000	845,618
5.000%, 08/01/2038 (Callable 08/01/2026)	1,225,000	1,499,376
5.000%, 07/01/2040 (Callable 07/01/2028)	500,000	632,670
Washington Health Care Facilities Authority:
5.000%, 09/01/2030	300,000	401,892
5.000%, 09/01/2031 (Callable 09/01/2030)	175,000	233,060
6.125%, 11/15/2031 (Pre-refunded to 05/15/2021)	620,000	633,504
5.000%, 09/01/2032 (Callable 09/01/2030)	185,000	244,836
5.000%, 09/01/2033 (Callable 09/01/2030)	190,000	250,194
6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	4,875,000	4,983,371
Washington State Housing Finance Commission:
2.550%, 07/01/2022
(Mandatory Tender Date 07/01/2021)(1)	6,250,000	6,317,750
5.000%, 01/01/2023 (ETM)	385,000	402,036
0.620%, 12/01/2048
(SIFMA Municipal Swap Index + 0.550%)
(Callable 04/01/2023)
(Mandatory Tender Date 10/01/2023)(2)	4,465,000	4,473,751
4.000%, 06/01/2049 (Callable 06/01/2028)	585,000	647,958
4.000%, 06/01/2050
(Callable 06/01/2029) (Insured by GNMA)	1,820,000	2,065,464
Total Washington
(Cost $51,496,793)		53,829,678	3.6%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
West Virginia
West Virginia Economic Development Authority,
5.000%, 07/01/2033 (Callable 07/01/2027)	$875,000	$1,089,401
West Virginia Parkways Authority,
5.000%, 06/01/2043 (Callable 06/01/2028)	2,000,000	2,503,120
Total West Virginia
(Cost $3,549,967)		3,592,521	0.2%
Wisconsin
Baraboo School District,
4.000%, 04/01/2028
(Callable 04/01/2026) (Insured by BAM)	550,000	639,331
City of Milwaukee WI,
3.000%, 06/01/2033 (Callable 06/01/2026)	2,500,000	2,677,100
Mill City Mortgage Trust,
3.000%, 09/01/2023 (Pre-refunded to 09/01/2021)	310,000	315,602
Public Finance Authority,
5.000%, 03/01/2025	535,000	623,954
Southeast Wisconsin Professional Baseball Park District:
5.500%, 12/15/2026 (Insured by NATL)	1,090,000	1,336,329
0.000%, 12/15/2027 (ETM) (Insured by NATL)	300,000	286,185
0.000%, 12/15/2028 (ETM) (Insured by NATL)	300,000	280,452
0.000%, 12/15/2029 (ETM) (Insured by NATL)	345,000	313,591
State of Wisconsin:
5.000%, 05/01/2024 (Callable 05/01/2023)	2,150,000	2,387,919
4.000%, 05/01/2031 (Pre-refunded to 05/01/2022)	245,000	257,453
5.000%, 05/01/2033 (Callable 05/01/2025)	500,000	591,705
5.000%, 05/01/2034 (Callable 05/01/2025)	900,000	1,064,223
5.000%, 05/01/2037 (Callable 05/01/2028)	2,470,000	3,174,049
State of Wisconsin Clean Water
Fund Leveraged Loan Portfolio:
5.000%, 06/01/2028 (Pre-refunded to 06/01/2024)	5,430,000	6,304,067
5.000%, 06/01/2030 (Pre-refunded to 06/01/2024)	10,515,000	12,207,599
5.000%, 06/01/2031 (Pre-refunded to 06/01/2024)	7,975,000	9,258,736
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038 (Pre-refunded to 04/01/2023)	2,655,000	2,935,103
Village of Mount Pleasant WI:
5.000%, 04/01/2036 (Callable 04/01/2028)	275,000	341,798
4.000%, 04/01/2037 (Callable 04/01/2028)	2,400,000	2,771,544
5.000%, 04/01/2048 (Callable 04/01/2028)	1,500,000	1,808,265
Wisconsin Center District:
4.000%, 12/15/2029 (Callable 06/15/2026)	1,480,000	1,687,777
5.000%, 12/15/2030 (Callable 06/15/2026)	775,000	947,647
0.000%, 12/15/2034 (Callable 12/15/2030)
(Insured by AGM)	1,205,000	868,600
0.000%, 12/15/2034 (Callable 12/15/2030)	1,810,000	1,303,689

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Health & Educational Facilities Authority:
5.000%, 02/15/2028 (Pre-refunded to 08/15/2025)	$20,000	$24,199
4.000%, 02/15/2033 (Pre-refunded to 08/15/2025)	100,000	116,431
5.000%, 11/15/2036 (Callable 05/15/2026)	205,000	248,396
4.000%, 02/15/2038 (Pre-refunded to 08/15/2025)	325,000	378,401
5.000%, 07/01/2042 (Callable 07/01/2027)	2,000,000	2,391,840
4.000%, 11/15/2043 (Callable 11/15/2028)	1,945,000	2,273,744
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046
(Callable 09/01/2025) (Insured by FNMA)	1,090,000	1,162,757
4.000%, 03/01/2048
(Callable 03/01/2027) (Insured by FNMA)	1,380,000	1,489,669
4.250%, 03/01/2049 (Callable 09/01/2028)	2,030,000	2,274,615
Total Wisconsin
(Cost $61,465,310)		64,742,770	4.3%
Wyoming
Wyoming Community Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	530,000	563,374
4.000%, 12/01/2048 (Callable 06/01/2028)	2,825,000	3,121,456
Total Wyoming
(Cost $3,534,792)		3,684,830	0.2%
Total Long-Term Investments
(Cost $1,405,915,885)		1,483,855,342	98.8%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	1,170,671	1,170,671
Total Short-Term Investment
(Cost $1,170,671)		1,170,671	0.1%
Total Investments
(Cost $1,407,086,556)		1,485,026,013	98.9%
Other Assets in Excess of Liabilities		16,596,667	1.1%
TOTAL NET ASSETS		$1,501,622,680	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments (cont.)
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2020.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $7,398,312, which represents 0.49% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,483,855,342	$—	$1,483,855,342
Total Long-Term Investments	—	1,483,855,342	—	1,483,855,342
Short-Term Investment
Money Market Mutual Fund	1,170,671	—	—	1,170,671
Total Short-Term Investment	1,170,671	—	—	1,170,671
Total Investments	$1,170,671	$1,483,855,342	$—	$1,485,026,013

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The coronavirus (COVID-19) challenges of 2020 were unexpected and unprecedented, but so was the speed and magnitude of the monetary and fiscal responses. The result was a year of significant volatility, yet a rewarding one for Fund investors who stayed the course. Over the full year, tax-exempt rates fell sharply across the curve with short rates falling 93bps and long yields declining 68bps, steepening the curve. As the year began, no one could have known the challenges that would soon be faced. Municipal funds were benefiting from a record streak of weekly inflows, state and local tax revenues were generally rising with the economy in its eleventh year of expansion and many municipalities were adding to an already healthy level of reserves. News broke in January of COVID-19 in the State of Washington; by the end of February, seven states had confirmed cases and it was spreading rapidly. Trading activity in the municipal market initially froze as the lockdowns began, then a torrent of selling was unleashed and a liquidity crisis quickly emerged. The selling and lack of dealer support for the market drove tax-exempt yields to record highs relative to comparable maturity Treasuries. Never had a U.S. economic shock been so swift, deep and broad, affecting so many municipalities. Investors were questioning the ability of municipalities to withstand this crisis and meet their obligations. On March 27th, President Trump signed the $2.2 trillion CARES Act which, along with other measures, offered substantial aid to nearly every sector of the municipal market. In addition, the establishment of the Municipal Liquidity Facility (MLF), which, for the first time ever, allowed the Fed to lend directly to states and other select municipalities, offered investors the psychological support they were looking for. As the policymakers acted, AAA-rated municipal yields peaked on March 20th and opportunistic investors began to emerge, looking to capitalize on the incredible undervaluation that had been created in the downdraft. From a credit perspective, the further in time we moved away from the initial economic shutdowns, the better the news became on tax revenues.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 53 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

Contributors to Performance

•	Security selection – the largest contributor for the year
•	Curve – meaningful benefit from curve allocation and roll
•	Credit sector – added to lower-quality issues as valuations became more attractive

Detractors from Performance

•	Sector weighting – especially Housing and Education
•	Allocation to below investment grade issues

Although the COVID-19 vaccinations have begun, we expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to travel and entertainment. Yet, with the massive fiscal stimulus that is already in the pipeline, and perhaps more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely this year.  This should boost state and local tax revenues helping municipalities recover from the pandemic-induced decline. With short-term rates anchored by the Fed, a steeper yield curve is likely which provides the opportunity for investors to capture the roll-down benefit as bonds age along a relatively steep curve. We expect the roll-down return to be an important component of total return this year, along with the yield advantage the Fund enjoys above that of its benchmark. Municipal credit spreads have room to narrow further, suggesting a modest credit overweight is appropriate. Strategic positioning across market sectors and the yield curve, a continued focus on credit to identify improving trends, plus the always-important security selection process will all be important to navigate through the current environment.

We expect the Fund will maintain a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of a steep, upwardly-sloping municipal curve and its sector weightings will favor an overweight to revenue-backed issues over general obligation debt. We believe a modestly overweight credit posture is appropriate for the Fund to benefit from further economic recovery. We also believe our continued focus on selecting investments with strong fundamental tax and revenue support remains critical.

Baird Core Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$864,451,189

	SEC 30-Day
	Yield(4)
	Institutional Class	1.14%
	Investor Class	0.89%

	Average
	Effective
	Duration	4.18 years

	Average
	Effective
	Maturity	4.47 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	35%

	Number of
	Holdings	1,184

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Core Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Baird Core Intermediate Municipal Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2020	Year	Years	Years	Inception(1)
Institutional Class Shares	5.26%	4.41%	3.92%	4.05%
Investor Class Shares	5.01%	4.13%	3.65%	3.78%
Bloomberg Barclays Municipal
Bond (1-15 Year) Index(2)	4.73%	4.23%	3.39%	3.53%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays (1-15 Year) Municipal Bond Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Community College System:
3.500%, 11/01/2024 (Insured by BAM)	$1,010,000	$1,112,111
3.500%, 11/01/2025 (Insured by BAM)	1,100,000	1,235,498
5.000%, 10/01/2028
(Callable 10/01/2026) (Insured by AGM)	310,000	378,095
Alabama Public School and College Authority,
5.000%, 11/01/2029	2,000,000	2,733,180
Birmingham Airport Authority:
5.000%, 07/01/2027 (Insured by BAM)	500,000	624,820
4.000%, 07/01/2036
(Callable 07/01/2030) (Insured by BAM)	335,000	396,647
4.000%, 07/01/2037
(Callable 07/01/2030) (Insured by BAM)	500,000	590,045
Black Belt Energy Gas District:
4.000%, 07/01/2046 (Callable 03/01/2021)
(Mandatory Tender Date 06/01/2021)(1)	130,000	131,528
4.000%, 08/01/2047 (Callable 04/01/2022)
(Mandatory Tender Date 07/01/2022)(1)	1,005,000	1,055,461
City of Birmingham AL:
5.000%, 03/01/2037 (Pre-refunded to 03/01/2023)(7)	30,000	33,116
5.000%, 03/01/2040 (Callable 09/01/2025)(7)	185,000	217,728
5.000%, 03/01/2043 (Pre-refunded to 03/01/2023)(7)	1,935,000	2,136,008
5.000%, 03/01/2045 (Callable 09/01/2025)(7)	1,205,000	1,408,621
City of Pell City AL Special Care
Facilities Financing Authority,
5.000%, 12/01/2031 (Callable 12/01/2021)	1,000,000	1,034,450
City of Troy AL,
5.000%, 07/01/2031
(Callable 07/01/2025) (Insured by BAM)	555,000	643,822
County of Jefferson AL:
0.000%, 10/01/2025
(Callable 10/01/2023) (Insured by AGM)	1,000,000	911,560
5.000%, 09/15/2029 (Callable 03/15/2027)	570,000	710,345
0.000%, 10/01/2033
(Callable 10/01/2023) (Insured by AGM)	110,000	58,298
0.000%, 10/01/2034
(Callable 10/01/2023) (Insured by AGM)	480,000	235,344
Homewood Educational Building Authority:
4.000%, 12/01/2033 (Callable 12/01/2029)	785,000	904,767
4.000%, 12/01/2034 (Callable 12/01/2029)	255,000	293,398
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024 (Callable 06/01/2021)	200,000	203,930

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lauderdale County Agriculture Center Authority,
4.000%, 07/01/2034 (Callable 07/01/2024)	$1,235,000	$1,311,150
Leeds Public Educational Building Authority,
4.000%, 04/01/2034
(Callable 10/01/2025) (Insured by AGM)	450,000	508,518
Madison Water & Wastewater Board:
4.000%, 12/01/2037 (Callable 12/01/2029)	530,000	642,996
4.000%, 12/01/2039 (Callable 12/01/2029)	240,000	288,658
Mizuho Floater/Residual Trust,
0.470%, 12/01/2048 (Callable 02/01/2021)
(Optional Put Date 02/04/2021)(1)(3)	5,700,000	5,700,000
Southeast Alabama Gas Supply District,
0.946%, 06/01/2049 (1 Month LIBOR USD + 0.850%)
(Callable 03/01/2024)
(Mandatory Tender Date 06/01/2024)(2)	750,000	748,800
Tallassee Board of Education:
4.000%, 08/01/2029 (Insured by AGM)	420,000	517,410
4.000%, 08/01/2030 (Insured by AGM)	435,000	543,541
4.000%, 08/01/2031
(Callable 08/01/2030) (Insured by AGM)	455,000	565,597
4.000%, 08/01/2032
(Callable 08/01/2030) (Insured by AGM)	470,000	580,596
UAB Medicine Finance Authority,
4.000%, 09/01/2038 (Callable 09/01/2029)	500,000	595,400
Total Alabama
(Cost $28,173,907)		29,051,438	3.4%
Alaska
Alaska Housing Finance Corp.:
5.000%, 12/01/2029 (Callable 06/01/2024)	225,000	255,510
5.000%, 12/01/2031 (Callable 06/01/2028)	500,000	620,095
3.450%, 12/01/2033 (Callable 06/01/2027)	675,000	692,941
4.000%, 06/01/2036 (Callable 06/01/2025)	1,750,000	1,945,283
3.750%, 12/01/2046 (Callable 02/01/2021)	270,000	270,710
Alaska Industrial Development & Export Authority,
4.000%, 10/01/2034 (Callable 10/01/2029)	1,585,000	1,874,088
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027 (Callable 08/01/2023)	500,000	553,345
University of Alaska:
4.000%, 10/01/2025	170,000	187,617
4.000%, 10/01/2026 (Callable 10/01/2023)	650,000	690,164
5.000%, 10/01/2044
(Callable 10/01/2026) (Insured by AGM)	1,500,000	1,696,740
Total Alaska
(Cost $8,450,061)		8,786,493	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arizona
Arizona Health Facilities Authority,
5.250%, 03/01/2039 (Pre-refunded to 03/01/2021)	$270,000	$272,122
Arizona Industrial Development Authority:
3.375%, 07/01/2021(3)	190,000	191,263
2.500%, 05/01/2022 (Insured by AGM)(3)	3,379,020	3,401,862
4.000%, 07/01/2023 (Insured by SD CRED PROG)	115,000	122,994
4.000%, 07/01/2023 (Insured by SD CRED PROG)	100,000	107,027
4.000%, 07/01/2024 (Insured by SD CRED PROG)	200,000	219,114
4.000%, 07/01/2025 (Insured by SD CRED PROG)	100,000	112,206
4.000%, 07/01/2026 (Insured by SD CRED PROG)	100,000	114,124
5.000%, 02/01/2028	200,000	257,822
5.000%, 05/01/2028	270,000	285,501
4.625%, 08/01/2028(3)	1,160,000	1,263,031
5.000%, 02/01/2030	340,000	453,897
Arizona State University,
5.000%, 07/01/2029 (Callable 07/01/2024)	150,000	172,627
City of Tucson AZ,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	596,095
Kyrene Elementary School District No. 28,
4.000%, 07/01/2033 (Callable 07/01/2025)	1,500,000	1,692,135
Maricopa County Industrial Development Authority:
2.625%, 07/01/2021	55,000	55,038
5.000%, 07/01/2028 (Insured by SD CRED PROG)	755,000	933,641
Town of Marana AZ:
4.000%, 07/01/2036 (Callable 07/01/2027)	350,000	404,282
4.000%, 07/01/2037 (Callable 07/01/2027)	500,000	576,165
Total Arizona
(Cost $10,825,542)		11,230,946	1.3%
Arkansas
Arkansas Development Finance Authority:
4.000%, 12/01/2031 (Callable 12/01/2027)	380,000	443,893
4.000%, 12/01/2032 (Callable 12/01/2027)	400,000	464,880
4.000%, 12/01/2033 (Callable 12/01/2027)	415,000	480,703
4.000%, 12/01/2034 (Callable 12/01/2027)	430,000	497,390
4.000%, 12/01/2035 (Callable 12/01/2027)	445,000	513,383
4.000%, 12/01/2038 (Callable 12/01/2027)	250,000	286,320
4.000%, 06/01/2045 (Callable 12/01/2027)	2,250,000	2,589,907
Arkansas Technical University,
4.000%, 06/01/2028 (Callable 06/01/2023)	1,025,000	1,086,746
Carroll-Boone Water District:
3.000%, 12/01/2028 (Callable 12/01/2025)	780,000	841,932
3.000%, 12/01/2029 (Callable 12/01/2025)	505,000	541,562
3.000%, 12/01/2030 (Callable 12/01/2025)	630,000	672,393
3.000%, 12/01/2032 (Callable 12/01/2025)	1,060,000	1,121,660

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Conway AR,
5.000%, 10/01/2035 (Callable 04/01/2024)	$185,000	$209,731
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	1,500,000	1,527,705
3.050%, 01/01/2047 (Callable 01/01/2027)	905,000	940,114
City of Heber Springs AR,
3.000%, 11/01/2034
(Callable 11/01/2024) (Insured by BAM)	685,000	719,305
City of Hot Springs AR,
4.000%, 12/01/2030
(Callable 12/01/2023) (Insured by BAM)	540,000	588,724
City of Little Rock AR:
4.000%, 10/01/2031 (Callable 10/01/2025)	105,000	119,579
4.000%, 10/01/2033 (Callable 10/01/2025)	210,000	235,944
City of Lonoke AR:
5.000%, 06/01/2025	210,000	250,442
4.000%, 06/01/2028 (Callable 06/01/2025)	50,000	57,163
City of Magnolia AR,
3.200%, 08/01/2033
(Callable 08/01/2024) (Insured by BAM)	1,085,000	1,161,221
City of Marion AR,
2.900%, 09/01/2047 (Callable 09/01/2027)	225,000	229,577
City of Maumelle AR:
4.000%, 08/01/2026 (Callable 08/01/2025)	25,000	27,913
4.000%, 08/01/2028 (Callable 08/01/2025)	290,000	320,847
4.000%, 08/01/2029 (Callable 08/01/2025)	700,000	771,148
4.000%, 08/01/2030 (Callable 08/01/2025)	325,000	356,860
City of North Little Rock AR:
4.000%, 11/01/2028 (Callable 05/01/2027)	645,000	759,172
4.000%, 11/01/2030 (Callable 05/01/2027)	650,000	754,715
City of Pine Bluff AR,
3.000%, 02/01/2047
(Callable 08/01/2027) (Insured by BAM)	820,000	877,990
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	1,485,000	1,569,511
City of Russellville AR,
4.000%, 07/01/2028
(Callable 07/01/2025) (Insured by AGM)	325,000	373,389
City of Sherwood AR,
3.050%, 12/01/2043 (Callable 12/01/2026)	395,000	413,565
City of Springdale AR,
3.000%, 04/01/2043
(Callable 04/01/2024) (Insured by BAM)	890,000	913,202
Conway Health Facilities Board,
5.000%, 08/01/2029 (Callable 08/01/2026)	360,000	429,430

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Jackson County Special School District,
1.500%, 02/01/2024
(Callable 08/01/2022) (Insured by ST AID)	$60,000	$60,890
Little Rock Metrocentere Improvement District No. 1,
0.030%, 12/01/2025 (Optional Put Date 01/04/2021)(1)	1,000,000	1,000,000
National Park College District,
3.000%, 05/01/2025 (Callable 11/01/2024)	235,000	252,801
Southern Arkansas University:
4.000%, 03/01/2025 (Insured by AGM)	415,000	473,133
4.000%, 03/01/2026
(Callable 03/01/2025) (Insured by AGM)	520,000	591,380
4.000%, 03/01/2026
(Callable 03/01/2025) (Insured by AGM)	270,000	306,113
4.000%, 03/01/2027
(Callable 03/01/2025) (Insured by AGM)	545,000	617,142
4.000%, 03/01/2027
(Callable 03/01/2025) (Insured by AGM)	275,000	310,560
4.000%, 03/01/2028
(Callable 03/01/2025) (Insured by AGM)	165,000	186,052
4.000%, 03/01/2028
(Callable 03/01/2025) (Insured by AGM)	100,000	112,323
University of Central Arkansas:
4.000%, 11/01/2027
(Callable 11/01/2025) (Insured by BAM)	340,000	385,461
4.000%, 11/01/2028
(Callable 11/01/2025) (Insured by BAM)	250,000	282,143
4.000%, 11/01/2031
(Callable 11/01/2025) (Insured by BAM)	885,000	987,616
Total Arkansas
(Cost $27,678,695)		28,713,630	3.3%
California
Acalanes Union High School District:
0.000%, 08/01/2028(7)	105,000	114,287
0.000%, 08/01/2032(7)	365,000	452,640
0.000%, 08/01/2035 (Callable 08/01/2029)(7)	200,000	232,976
0.000%, 08/01/2039 (Callable 08/01/2029)(7)	125,000	144,418
American Valley Community Services District,
1.500%, 11/01/2023 (Callable 11/01/2022)(3)	4,000,000	4,058,080
Bay Area Toll Authority,
1.170%, 04/01/2045
(SIFMA Municipal Swap Index + 1.100%)
(Callable 10/01/2023)
(Mandatory Tender Date 04/01/2024)(2)	650,000	658,651

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Beaumont Unified School District,
0.000%, 08/01/2041
(Pre-refunded to 08/01/2026) (Insured by AGM)(7)	$90,000	$119,220
Burbank Unified School District,
0.000%, 02/01/2038 (Callable 08/01/2028)(7)	210,000	229,242
California Health Facilities Financing Authority:
4.000%, 08/15/2035 (Callable 08/15/2026)	3,000,000	3,476,730
5.250%, 03/01/2041 (Pre-refunded to 03/01/2021)	135,000	136,068
California Municipal Finance Authority:
3.000%, 01/01/2021	230,000	230,000
5.000%, 08/01/2023	400,000	417,028
5.000%, 08/01/2024	400,000	422,312
5.000%, 10/01/2026	300,000	362,634
4.000%, 01/01/2048 (Pre-refunded to 01/01/2028)	200,000	247,864
California Public Finance Authority,
5.000%, 10/15/2021	200,000	205,894
Calipatria California Unified School District,
0.000%, 08/01/2026	100,000	93,743
Campbell Union School District,
0.000%, 08/01/2035 (Callable 08/01/2026)(7)	785,000	958,838
Carlsbad Unified School District,
0.000%, 08/01/2031(7)	125,000	173,350
Chawanakee Unified School District:
4.000%, 08/01/2026 (Insured by BAM)(7)	110,000	130,977
4.000%, 08/01/2027
(Callable 08/01/2026) (Insured by BAM)(7)	100,000	118,399
4.000%, 08/01/2028
(Callable 08/01/2026) (Insured by BAM)(7)	75,000	88,237
4.000%, 08/01/2029
(Callable 08/01/2026) (Insured by BAM)(7)	80,000	93,492
City & County of San Francisco CA,
1.300%, 07/01/2023
(Mandatory Tender Date 01/01/2023)(1)	400,000	404,516
City of Redding CA,
0.280%, 07/01/2022 (ETM) (Insured by NATL)(1)(5)	55,000	55,000
Colton Joint Unified School District,
0.000%, 08/01/2035
(Pre-refunded to 08/01/2026) (Insured by AGM)(7)	300,000	378,579
Denair Unified School District,
0.000%, 08/01/2031 (Insured by AGM)(7)	130,000	177,826
Desert Hot Springs Redevelopment
Agency Successor Agency,
5.000%, 09/01/2029
(Callable 09/01/2027) (Insured by BAM)	300,000	374,679
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
El Rancho Unified School District,
0.000%, 08/01/2034
(Callable 08/01/2028) (Insured by AGM)(7)	$475,000	$579,353
Encinitas Union School District,
0.000%, 08/01/2031(7)	205,000	277,299
Enterprise Elementary School District,
0.000%, 08/01/2035 (Callable 08/01/2031)(7)	155,000	222,568
Escondido Union High School District:
0.000%, 08/01/2029 (Insured by AGC)	500,000	448,545
6.875%, 08/01/2034 (Insured by AGC)(7)	330,000	557,806
Fontana Unified School District:
3.000%, 08/01/2040
(Callable 08/01/2028) (Insured by BAM)	2,400,000	2,637,456
3.000%, 08/01/2041
(Callable 08/01/2028) (Insured by BAM)	1,750,000	1,917,545
Fresno Joint Powers Financing Authority,
5.000%, 04/01/2027 (Insured by AGM)	305,000	380,759
Grossmont Union High School District,
0.000%, 08/01/2039
(Callable 02/01/2025) (Insured by AGM)	500,000	227,905
Hueneme Elementary School District:
4.000%, 08/01/2037
(Callable 08/01/2028) (Insured by AGM)	500,000	591,575
4.000%, 08/01/2038
(Callable 08/01/2028) (Insured by AGM)	1,050,000	1,239,326
4.000%, 08/01/2039
(Callable 08/01/2028) (Insured by AGM)	660,000	777,440
Imperial Community College District,
7.000%, 08/01/2040
(Pre-refunded to 08/01/2030) (Insured by AGM)(7)	140,000	216,825
Lake Elsinore Redevelopment Agency Successor Agency,
5.000%, 09/01/2027
(Callable 09/01/2025) (Insured by BAM)	275,000	329,161
Lemoore Union High School District,
0.000%, 01/01/2021 (Insured by AMBAC)	100,000	100,000
Long Beach Bond Finance Authority:
5.250%, 11/15/2023	90,000	102,246
5.000%, 11/15/2029	50,000	64,851
Los Alamitos Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2031)(7)	500,000	545,040
Mayers Memorial Hospital District:
0.000%, 08/01/2027	260,000	222,932
0.000%, 08/01/2028	290,000	241,001

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Menifee Union School District:
3.000%, 08/01/2038
(Callable 08/01/2030) (Insured by AGM)	$330,000	$369,154
3.000%, 08/01/2040
(Callable 08/01/2030) (Insured by AGM)	700,000	776,356
3.000%, 08/01/2045
(Callable 08/01/2030) (Insured by AGM)	1,000,000	1,091,280
Mizuho Floater/Residual Trust,
0.270%, 09/01/2046 (Callable 02/01/2021)
(Optional Put Date 01/07/2021)(1)(3)	4,000,000	4,000,000
Mount Diablo Unified School District,
0.000%, 08/01/2035
(Callable 08/01/2025) (Insured by AGM)(7)	175,000	193,748
Norwalk-La Mirada Unified School District,
0.000%, 08/01/2029 (Insured by AGC)(7)	235,000	299,529
Oak Park Unified School District:
0.000%, 08/01/2031(7)	160,000	226,037
0.000%, 08/01/2038
(Callable 08/01/2031) (Insured by AGM)(7)	110,000	163,586
Ontario Montclair School District,
0.000%, 08/01/2028 (Insured by NATL)	1,450,000	1,330,491
Pajaro Valley Unified School District:
5.000%, 08/01/2032
(Callable 01/21/2021) (Insured by BAM)	120,000	120,205
5.000%, 08/01/2033
(Callable 01/21/2021) (Insured by BAM)	300,000	300,504
Palomar Community College District,
0.000%, 08/01/2039 (Callable 08/01/2035)(7)	385,000	504,173
Peralta Community College District,
3.500%, 08/01/2033 (Callable 08/01/2025)	1,325,000	1,458,056
Reef-Sunset Unified School District,
0.000%, 08/01/2033
(Callable 08/01/2026) (Insured by BAM)(7)	200,000	226,366
Rio Hondo Community College District:
0.000%, 08/01/2042 (Callable 08/01/2034)(7)	145,000	195,779
0.000%, 08/01/2042 (Callable 08/01/2034)(7)	490,000	671,026
Riverside County Redevelopment Successor Agency,
0.000%, 10/01/2041
(Callable 10/01/2026) (Insured by BAM)(7)	100,000	113,142
Sacramento City Unified School District,
5.000%, 07/01/2025 (Callable 07/01/2024)	505,000	575,043
San Diego Unified School District:
4.000%, 07/01/2032 (Callable 07/01/2026)	165,000	193,090
0.000%, 07/01/2034 (Callable 07/01/2025)	1,650,000	1,083,241

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
San Jacinto Unified School District,
3.000%, 09/01/2028 (Insured by BAM)	$400,000	$424,820
San Mateo Foster City School District,
0.000%, 08/01/2026(7)	75,000	85,268
Santa Barbara Unified School District,
0.000%, 08/01/2036 (Callable 08/01/2033)(7)	470,000	677,670
Santa Paula Union High School District,
0.000%, 08/01/2037 (Callable 08/01/2027)(7)	160,000	182,422
Savanna School District,
0.000%, 08/01/2047
(Callable 08/01/2029) (Insured by AGM)(7)	875,000	955,413
School District of Belmont-Redwood Shores CA,
0.000%, 08/01/2031 (Callable 08/01/2026)(7)	100,000	123,804
Sebastopol Union School District,
0.000%, 08/01/2042
(Callable 08/01/2031) (Insured by AGM)(7)	135,000	135,859
Solano County Community College District:
0.000%, 08/01/2027 (Callable 08/01/2025)(7)	245,000	263,931
0.000%, 08/01/2028 (Callable 08/01/2025)(7)	80,000	85,776
0.000%, 08/01/2030 (Callable 08/01/2025)(7)	285,000	302,442
0.000%, 08/01/2041 (Callable 08/01/2028)(7)	390,000	443,715
South Placer Wastewater Authority,
5.000%, 11/01/2034	500,000	720,620
Summerville Union High School District,
0.000%, 08/01/2033
(Callable 08/01/2028) (Insured by BAM)(7)	25,000	27,278
Temecula Valley Unified School District,
4.500%, 08/01/2035
(Callable 08/01/2024) (Insured by BAM)(7)	200,000	222,326
Tender Option Bond Trust:
0.270%, 07/01/2022
(Optional Put Date 01/07/2021)(1)(3)	1,818,000	1,818,000
0.270%, 06/15/2055(1)(3)	3,000,000	3,000,000
University of California,
5.000%, 05/15/2043 (Callable 05/15/2028)	690,000	874,237
West Hills Community College District,
0.000%, 08/01/2035
(Callable 08/01/2027) (Insured by AGM)(7)	50,000	57,201
Westside Union School District,
0.000%, 08/01/2028	160,000	146,923
Wiseburn School District,
0.000%, 08/01/2036
(Callable 08/01/2031) (Insured by AGM)(7)	50,000	57,505
Total California
(Cost $48,572,418)		50,731,329	5.9%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado
Board of Governors of Colorado State University System,
5.000%, 03/01/2032 (Callable 03/01/2027)	$125,000	$152,991
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038
(Callable 06/01/2025) (Insured by ST AID)	2,000,000	2,357,440
Bromley Park Metropolitan District No. 2,
5.000%, 12/01/2023 (Insured by BAM)	225,000	253,415
Canterberry Crossing Metropolitan District II:
5.000%, 12/01/2030
(Callable 12/01/2028) (Insured by AGM)	235,000	304,431
5.000%, 12/01/2031
(Callable 12/01/2028) (Insured by AGM)	250,000	322,452
5.000%, 12/01/2032
(Callable 12/01/2028) (Insured by AGM)	530,000	679,757
City & County of Denver CO:
0.000%, 08/01/2030 (Callable 08/01/2026)	500,000	406,635
0.000%, 08/01/2031 (Callable 08/01/2026)	150,000	116,286
0.000%, 08/01/2032 (Callable 08/01/2026)	335,000	248,295
City of Commerce City CO:
5.000%, 12/15/2028
(Callable 12/15/2027) (Insured by AGM)	100,000	127,719
5.000%, 12/15/2029
(Callable 12/15/2027) (Insured by AGM)	310,000	393,486
5.000%, 12/15/2030
(Callable 12/15/2027) (Insured by AGM)	500,000	632,255
City of Fort Lupton CO:
5.000%, 12/01/2027 (Insured by AGM)	75,000	96,871
5.000%, 12/01/2028
(Callable 12/01/2027) (Insured by AGM)	210,000	270,396
5.000%, 12/01/2029
(Callable 12/01/2027) (Insured by AGM)	250,000	319,920
5.000%, 12/01/2030
(Callable 12/01/2027) (Insured by AGM)	350,000	447,507
City of Sheridan CO,
5.000%, 12/01/2042 (Callable 12/01/2025)	1,130,000	1,349,650
Colorado Educational & Cultural Facilities Authority:
4.000%, 11/15/2021	225,000	231,835
5.000%, 10/01/2022	1,300,000	1,363,999
4.000%, 11/15/2022	445,000	468,452
5.000%, 10/01/2023	700,000	752,486
4.000%, 12/15/2025	1,320,000	1,402,025
4.000%, 04/01/2028	540,000	612,371
5.000%, 06/01/2029 (Callable 06/01/2024)	120,000	134,342
5.000%, 08/15/2030 (Callable 08/15/2024)	500,000	564,835

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado Educational & Cultural
Facilities Authority: (cont.)
2.000%, 09/01/2030 (Callable 09/01/2028)	$270,000	$276,102
5.000%, 06/01/2031 (Callable 06/01/2024)	40,000	44,558
5.000%, 08/15/2034 (Callable 08/15/2024)	1,000,000	1,120,010
Colorado Health Facilities Authority:
5.000%, 12/01/2023	90,000	100,839
5.000%, 06/01/2027 (ETM)	750,000	963,585
5.000%, 09/01/2027	205,000	254,337
5.000%, 12/01/2030 (Callable 06/01/2025)	405,000	461,323
5.000%, 08/01/2036 (Callable 08/01/2029)	150,000	189,767
4.000%, 10/01/2037 (Callable 10/01/2030)	320,000	376,544
5.000%, 08/01/2049 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	3,130,000	3,782,605
Colorado Housing & Finance Authority:
4.000%, 05/01/2048
(Callable 11/01/2026) (Insured by GNMA)	320,000	348,349
4.250%, 11/01/2049
(Callable 11/01/2028) (Insured by GNMA)	2,320,000	2,609,791
Colorado School of Mines,
5.000%, 12/01/2029
(Callable 12/01/2027) (Insured by ST AID)	125,000	158,999
County of Moffat CO,
2.000%, 03/01/2036
(Mandatory Tender Date 10/03/2022)(1)	50,000	50,906
Crystal Valley Metropolitan District No. 2:
4.000%, 12/01/2037
(Callable 12/01/2030) (Insured by AGM)	800,000	971,920
4.000%, 12/01/2038
(Callable 12/01/2030) (Insured by AGM)	1,000,000	1,211,230
4.000%, 12/01/2039
(Callable 12/01/2030) (Insured by AGM)	1,785,000	2,157,190
Denver City & County School District No. 1:
5.000%, 12/01/2030 (Callable 03/01/2021)	395,000	397,852
5.000%, 12/01/2031 (Callable 03/01/2021)	595,000	599,284
Denver Health & Hospital Authority:
5.000%, 12/01/2025	400,000	470,604
5.000%, 12/01/2027	340,000	417,003
E-470 Public Highway Authority:
0.000%, 09/01/2029 (Insured by NATL)	2,550,000	2,265,879
1.138%, 09/01/2039 (1 Month LIBOR USD + 1.050%)
(Callable 03/01/2021)
(Mandatory Tender Date 09/01/2021)(2)	500,000	500,365
Glen Metropolitan District No. 1,
2.500%, 12/01/2025 (Insured by BAM)	90,000	94,112

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Glen Metropolitan District No. 2,
2.000%, 12/01/2030 (Insured by BAM)	$295,000	$295,322
Grand River Hospital District:
5.250%, 12/01/2030
(Callable 12/01/2028) (Insured by AGM)	350,000	443,341
5.250%, 12/01/2031
(Callable 12/01/2028) (Insured by AGM)	1,190,000	1,495,866
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	465,000	483,526
Regional Transportation District,
5.000%, 11/01/2033 (Callable 11/01/2027)	500,000	628,300
Southlands Metropolitan District No. 1,
3.000%, 12/01/2022	80,000	81,036
Sterling Hills West Metropolitan District,
5.000%, 12/01/2027	230,000	280,911
Stetson Ridge Metropolitan District No. 3,
2.000%, 12/01/2030 (Insured by AGM)	950,000	957,733
Vauxmont Metropolitan District:
5.000%, 12/15/2028
(Callable 12/15/2024) (Insured by AGM)	125,000	147,162
5.000%, 12/15/2029
(Callable 12/15/2024) (Insured by AGM)	125,000	146,612
5.000%, 12/15/2030
(Callable 12/15/2024) (Insured by AGM)	125,000	146,278
5.000%, 12/15/2031
(Callable 12/15/2024) (Insured by AGM)	135,000	157,607
3.250%, 12/15/2050
(Callable 12/15/2024) (Insured by AGM)	2,675,000	2,877,578
Vista Ridge Metropolitan District:
5.000%, 12/01/2025 (Insured by BAM)	600,000	727,224
5.000%, 12/01/2026 (Insured by BAM)	460,000	573,928
Total Colorado
(Cost $40,672,352)		43,275,429	5.0%
Connecticut
City of Hartford CT,
5.000%, 04/01/2027
(Callable 04/01/2023) (Insured by BAM)	550,000	601,188
Connecticut Housing Finance Authority:
4.000%, 11/15/2047 (Callable 11/15/2026)	145,000	156,984
4.000%, 05/15/2049 (Callable 11/15/2028)	1,420,000	1,619,340
Connecticut State Health &
Educational Facilities Authority:
5.000%, 11/01/2026	500,000	621,130
5.000%, 11/01/2026 (Callable 11/01/2022)	135,000	145,612

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut State Health &
Educational Facilities Authority: (cont.)
5.000%, 07/01/2030 (Callable 07/01/2021)	$150,000	$152,589
4.250%, 07/01/2031 (Callable 07/01/2022)	1,050,000	1,083,128
5.000%, 07/01/2034 (Callable 07/01/2022)	40,000	41,820
Connecticut State Higher
Education Supplement Loan Authority:
5.000%, 11/15/2021	825,000	856,713
5.000%, 11/15/2027 (Callable 11/15/2026)	125,000	152,147
3.000%, 11/15/2035 (Callable 11/15/2026)	850,000	887,409
State of Connecticut:
5.000%, 04/15/2024	175,000	201,477
5.000%, 10/01/2027 (Callable 10/01/2023)	685,000	767,652
5.000%, 07/15/2030 (Callable 07/15/2023)	225,000	248,504
5.000%, 10/15/2032 (Callable 10/15/2022)	960,000	1,028,784
5.000%, 09/01/2033 (Callable 09/01/2026)	300,000	362,838
5.000%, 05/01/2034 (Callable 05/01/2030)	1,500,000	1,993,125
University of Connecticut:
5.000%, 01/15/2031
(Callable 01/15/2027) (Insured by AGM)	1,000,000	1,237,590
5.000%, 02/15/2031 (Callable 02/15/2021)	100,000	100,540
4.000%, 11/01/2037
(Callable 11/01/2028) (Insured by BAM)	1,175,000	1,378,957
Total Connecticut
(Cost $12,861,333)		13,637,527	1.6%
District of Columbia
District of Columbia Housing Finance Agency,
3.500%, 06/15/2023	225,000	233,241
District of Columbia Water & Sewer Authority,
5.000%, 10/01/2037 (Callable 04/01/2026)	275,000	333,259
Metropolitan Washington Airports Authority:
0.000%, 10/01/2029 (Insured by AGC)	110,000	96,802
5.000%, 10/01/2033 (Callable 10/01/2025)	250,000	294,980
0.000%, 10/01/2036 (Insured by AGC)	1,355,000	968,405
6.500%, 10/01/2041
(Callable 10/01/2026) (Insured by AGC)(7)	355,000	445,099
6.500%, 10/01/2044 (Callable 10/01/2028)(7)	665,000	877,454
6.500%, 10/01/2044
(Callable 10/01/2028) (Insured by AGM)(7)	960,000	1,265,088
5.000%, 10/01/2053 (Callable 04/01/2022)	1,210,000	1,260,663
Total District of Columbia
(Cost $5,383,327)		5,774,991	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida
Capital Trust Agency, Inc.,
5.000%, 12/15/2029 (Callable 06/15/2026)	$400,000	$454,768
City of Fort Myers FL:
5.000%, 12/01/2029 (Callable 12/01/2025)	475,000	575,206
4.000%, 12/01/2037 (Callable 12/01/2025)	1,000,000	1,102,320
4.000%, 12/01/2038 (Callable 12/01/2025)	500,000	550,270
City of Jacksonville FL:
0.040%, 05/01/2029 (Optional Put Date 01/04/2021)(1)	4,500,000	4,500,000
4.000%, 11/01/2032 (Callable 11/01/2029)	375,000	443,696
4.000%, 10/01/2033 (Callable 10/01/2026)	1,895,000	2,196,040
City of Orlando FL:
5.000%, 11/01/2025 (Insured by AGM)	400,000	480,892
5.000%, 11/01/2034
(Callable 11/01/2027) (Insured by AGM)	775,000	952,940
City of Tallahassee FL:
5.000%, 12/01/2023	400,000	444,264
5.000%, 12/01/2024	300,000	344,244
5.000%, 12/01/2029 (Callable 12/01/2025)	585,000	679,226
5.000%, 10/01/2033 (Callable 10/01/2025)	1,250,000	1,499,875
5.000%, 10/01/2034 (Callable 10/01/2024)	500,000	580,860
County of Jackson FL,
0.060%, 07/01/2022 (Optional Put Date 01/04/2021)(1)	1,430,000	1,430,000
County of Manatee FL,
0.020%, 09/01/2024 (Optional Put Date 01/04/2021)(1)	2,000,000	2,000,000
County of Miami-Dade FL:
5.000%, 04/01/2027 (Callable 04/01/2026)	120,000	147,358
5.000%, 10/01/2032 (Callable 10/01/2026)	135,000	162,842
6.875%, 10/01/2034
(Callable 10/01/2029) (Insured by AGC)(7)	255,000	373,103
7.000%, 10/01/2039
(Callable 10/01/2029) (Insured by AGC)(7)	390,000	572,294
County of St. Lucie FL,
0.030%, 09/01/2028 (Optional Put Date 01/04/2021)(1)	5,000,000	5,000,000
Florida Department of Management Services,
5.000%, 11/01/2029	2,000,000	2,684,600
Florida Development Finance Corp.:
5.000%, 04/01/2028	400,000	501,120
5.000%, 04/01/2029	250,000	318,753
Florida Higher Educational Facilities Financial Authority,
5.000%, 10/01/2023	500,000	538,380
Florida Housing Finance Corp.:
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	1,625,000	1,795,641
4.350%, 01/01/2046 (Callable 01/01/2024)	310,000	321,991

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida Housing Finance Corp.: (cont.)
3.800%, 07/01/2047
(Callable 01/01/2027) (Insured by GNMA)	$555,000	$574,719
4.000%, 07/01/2047
(Callable 07/01/2025) (Insured by GNMA)	200,000	213,356
4.000%, 07/01/2049
(Callable 07/01/2027) (Insured by GNMA)	185,000	202,316
Florida Municipal Loan Council,
5.000%, 10/01/2026	90,000	112,470
Florida Municipal Power Agency,
4.000%, 10/01/2030 (Callable 10/01/2027)	500,000	585,805
Highlands County Health Facilities Authority,
0.070%, 11/15/2037 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	6,500,000	6,500,000
Hillsborough County Aviation Authority,
5.000%, 10/01/2035 (Callable 10/01/2024)	500,000	567,930
JEA Water & Sewer System Revenue:
5.000%, 10/01/2028 (Callable 10/01/2027)	700,000	900,655
5.000%, 10/01/2032 (Callable 10/01/2027)	700,000	886,046
Miami Health Facilities Authority,
5.000%, 07/01/2021	165,000	164,786
Miami-Dade County Industrial Development Authority,
5.000%, 01/15/2021	365,000	365,332
Monroe County School District,
5.000%, 10/01/2025 (Insured by AGM)	200,000	242,164
Orange County Convention Center:
5.000%, 10/01/2032 (Callable 10/01/2026)	1,000,000	1,205,620
4.000%, 10/01/2034 (Callable 10/01/2026)	250,000	284,820
4.000%, 10/01/2036 (Callable 10/01/2026)	300,000	340,281
Orange County Health Facilities Authority:
5.000%, 08/01/2028 (Callable 08/01/2024)	2,500,000	2,802,350
5.000%, 10/01/2035 (Callable 10/01/2026)	1,210,000	1,454,577
Orange County School Board:
5.000%, 08/01/2031 (Callable 08/01/2025)	990,000	1,182,684
5.000%, 08/01/2033 (Callable 08/01/2026)	150,000	183,414
Palm Beach County Health Facilities Authority:
5.000%, 05/15/2023	1,160,000	1,238,729
5.000%, 05/15/2024	300,000	327,675
4.000%, 05/15/2035 (Callable 05/15/2025)	175,000	180,075
Pinellas County School Board,
5.000%, 07/01/2033 (Callable 07/01/2027)	515,000	637,549
Putnam County Development Authority,
0.020%, 09/01/2024 (Optional Put Date 01/04/2021)(1)	2,100,000	2,100,000
Reedy Creek Improvement District,
4.000%, 06/01/2035 (Callable 06/01/2027)	1,000,000	1,157,120

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
School Board of Miami-Dade County,
5.000%, 11/01/2030 (Callable 11/01/2024)	$185,000	$214,733
Tender Option Bond Trust,
0.270%, 01/01/2046 (Callable 01/01/2025)
(Optional Put Date 01/07/2021)(1)(3)	2,230,000	2,230,000
University Park Recreation District:
2.750%, 05/01/2021 (Insured by BAM)	260,000	261,685
2.750%, 05/01/2022 (Insured by BAM)	265,000	271,959
2.750%, 05/01/2023 (Insured by BAM)	270,000	282,055
Village Community Development District No. 13,
2.625%, 05/01/2024	500,000	509,330
Village Community Development District No. 7,
4.000%, 05/01/2021	215,000	217,066
Total Florida
(Cost $56,848,264)		59,047,984	6.8%
Georgia
Auburn Urban Redevelopment Agency:
4.000%, 10/01/2029 (Insured by BAM)	210,000	262,433
4.000%, 10/01/2030 (Insured by BAM)	275,000	349,066
Barnesville-Lamar County
Industrial Development Authority,
5.000%, 06/01/2028	175,000	219,415
Burke County Development Authority:
2.250%, 10/01/2032
(Mandatory Tender Date 05/25/2023)(1)	500,000	517,405
0.050%, 11/01/2052 (Optional Put Date 01/04/2021)(1)	6,505,000	6,505,000
Carrollton Payroll Development Authority,
5.000%, 07/01/2029	1,175,000	1,491,745
City of Atlanta GA:
5.000%, 01/01/2025 (Callable 02/01/2021)	225,000	225,785
5.500%, 11/01/2027 (Insured by AGM)	145,000	180,073
5.000%, 01/01/2028 (Callable 02/01/2021)	1,000,000	1,003,390
City of Dahlonega GA,
4.000%, 09/01/2021 (Insured by AGM)	150,000	153,531
City of Monroe GA:
4.000%, 12/01/2036
(Callable 12/01/2030) (Insured by AGM)	500,000	617,070
4.000%, 12/01/2037
(Callable 12/01/2030) (Insured by AGM)	750,000	922,725
Clayton County Development Authority,
4.000%, 07/01/2031 (Callable 07/01/2027)	495,000	563,142
Development Authority for Fulton County,
5.000%, 10/01/2029	1,710,000	2,154,087

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Development Authority of Bulloch County:
5.000%, 07/01/2030	$405,000	$526,447
5.000%, 07/01/2031 (Callable 07/01/2030)	420,000	543,253
5.000%, 07/01/2032 (Callable 07/01/2030)	445,000	572,212
5.000%, 07/01/2033 (Callable 07/01/2030)	465,000	594,735
4.000%, 07/01/2039 (Callable 07/01/2030)	295,000	343,475
Development Authority of Cobb County:
5.000%, 07/15/2028 (Callable 07/15/2027)	305,000	378,968
5.000%, 06/01/2035 (Callable 06/01/2027)	645,000	776,490
Development Authority of Monroe County,
1.500%, 01/01/2039
(Mandatory Tender Date 02/03/2025)(1)	3,625,000	3,701,379
Gainesville & Hall County Hospital Authority:
5.000%, 02/15/2022	500,000	524,095
5.000%, 02/15/2029 (Callable 02/15/2027)	485,000	598,936
Georgia Housing & Finance Authority:
3.600%, 12/01/2033 (Callable 06/01/2027)	450,000	493,321
4.000%, 12/01/2039 (Callable 06/01/2026)	380,000	402,990
Main Street Natural Gas, Inc.:
0.926%, 08/01/2048 (1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	2,000,000	2,007,140
4.000%, 08/01/2049 (Callable 09/01/2024)
(Mandatory Tender Date 12/02/2024)(1)	585,000	663,197
Total Georgia
(Cost $26,743,435)		27,291,505	3.2%
Illinois
Adams & Hancock Counties
Community Unit School District No. 4:
4.000%, 12/01/2027
(Callable 12/01/2025) (Insured by BAM)	290,000	330,632
4.000%, 12/01/2029
(Callable 12/01/2025) (Insured by BAM)	310,000	349,730
4.000%, 12/01/2030
(Callable 12/01/2025) (Insured by BAM)	325,000	365,592
4.000%, 12/01/2032
(Callable 12/01/2025) (Insured by BAM)	350,000	391,108
Bourbonnais Township Park District:
4.000%, 12/15/2023 (Insured by BAM)	100,000	108,230
4.000%, 12/15/2024 (Insured by BAM)	125,000	138,650
4.000%, 12/15/2025 (Insured by BAM)	130,000	147,576
Bureau County Township High School District No. 502,
4.000%, 12/01/2031
(Callable 12/01/2027) (Insured by BAM)	1,330,000	1,551,724

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Channahon Park District:
4.000%, 12/15/2031
(Callable 12/15/2029) (Insured by BAM)	$460,000	$562,102
4.000%, 12/15/2034
(Callable 12/15/2029) (Insured by BAM)	510,000	614,218
4.000%, 12/15/2036
(Callable 12/15/2029) (Insured by BAM)	150,000	178,716
4.000%, 12/15/2038
(Callable 12/15/2029) (Insured by BAM)	595,000	703,879
Chicago Board of Education,
5.000%, 12/01/2023 (Insured by AGM)	1,000,000	1,111,570
Chicago Park District,
5.000%, 01/01/2024	580,000	642,889
City of Chicago IL:
5.000%, 01/01/2024	250,000	271,547
5.000%, 01/01/2025
(Callable 01/01/2024) (Insured by AGM)	110,000	123,548
5.000%, 01/01/2026 (Callable 01/01/2024)	250,000	263,278
0.000%, 01/01/2027 (Insured by NATL)	195,000	167,848
0.000%, 01/01/2027 (Insured by NATL)	330,000	304,646
5.000%, 11/01/2028
(Callable 11/01/2027) (Insured by AGM)	625,000	785,969
5.000%, 01/01/2030
(Callable 01/01/2024) (Insured by AGM)	445,000	497,283
5.625%, 01/01/2031 (Callable 01/01/2027)	250,000	291,492
4.000%, 11/01/2032
(Callable 11/01/2024) (Insured by BAM)	200,000	219,834
5.000%, 11/01/2033
(Callable 11/01/2027) (Insured by AGM)	375,000	457,163
5.000%, 01/01/2035
(Callable 01/01/2027) (Insured by AGM)	250,000	300,640
City of Decatur IL:
4.250%, 03/01/2030
(Callable 03/01/2024) (Insured by BAM)	250,000	276,050
5.000%, 03/01/2034
(Callable 03/01/2026) (Insured by BAM)	855,000	1,012,397
City of Rockford IL,
3.000%, 12/15/2022 (Insured by AGM)	150,000	156,147
Cook & Will Counties School District No. 194:
4.000%, 12/01/2025
(Callable 12/01/2024) (Insured by BAM)	160,000	181,789
4.000%, 12/01/2026
(Callable 12/01/2024) (Insured by BAM)	130,000	147,359
Cook County Community
Consolidated School District No. 65,
0.000%, 12/01/2023	200,000	195,084

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cook County School District No. 130:
5.000%, 12/01/2027
(Callable 12/01/2025) (Insured by AGM)	$1,195,000	$1,449,678
5.000%, 12/01/2028
(Callable 12/01/2025) (Insured by AGM)	1,000,000	1,210,960
Cook County School District No. 163:
6.000%, 12/15/2025 (Insured by BAM)	430,000	534,236
6.000%, 12/15/2027 (Insured by BAM)	1,150,000	1,515,332
Cook County School District No. 83,
5.625%, 06/01/2033	775,000	1,044,003
Darien Park District,
4.150%, 12/15/2026 (Callable 02/01/2021)	200,000	200,500
DuPage County High School District No. 87,
5.000%, 01/01/2029 (Callable 01/01/2025)	315,000	370,913
Exceptional Children Have Opportunities:
4.000%, 12/01/2034 (Callable 12/01/2029)	765,000	897,123
4.000%, 12/01/2035 (Callable 12/01/2029)	645,000	751,625
Ford, Champaign Counties Community
Unit School District No. 10,
5.000%, 12/01/2027
(Callable 12/01/2026) (Insured by AGM)	600,000	750,966
Hampshire Special Service Area No. 13:
3.000%, 03/01/2027 (Insured by BAM)	130,000	141,521
3.000%, 03/01/2028
(Callable 03/01/2027) (Insured by BAM)	140,000	150,956
3.000%, 03/01/2029
(Callable 03/01/2027) (Insured by BAM)	100,000	106,731
3.250%, 03/01/2032
(Callable 03/01/2027) (Insured by BAM)	165,000	175,966
3.300%, 03/01/2033
(Callable 03/01/2027) (Insured by BAM)	175,000	186,203
3.350%, 03/01/2034
(Callable 03/01/2027) (Insured by BAM)	185,000	196,753
3.400%, 03/01/2035
(Callable 03/01/2027) (Insured by BAM)	195,000	207,665
3.450%, 03/01/2036
(Callable 03/01/2027) (Insured by BAM)	205,000	218,229
3.500%, 03/01/2037
(Callable 03/01/2027) (Insured by BAM)	215,000	229,048
Henry & Whiteside Counties Community
Unit School District No. 228,
5.000%, 08/15/2031
(Callable 08/15/2025) (Insured by AGM)	270,000	321,489
Huntley Area Public Library District,
5.000%, 02/01/2037 (Callable 02/01/2029)	500,000	632,130

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois Development Finance Authority,
2.450%, 11/15/2039
(Mandatory Tender Date 03/03/2026)(1)	$1,000,000	$1,079,700
Illinois Educational Facilities Authority,
4.000%, 11/01/2036 (Callable 11/01/2022)	1,065,000	1,138,219
Illinois Finance Authority:
5.000%, 02/15/2021	100,000	100,490
5.000%, 10/01/2021	170,000	172,985
5.000%, 10/01/2023	105,000	111,289
5.000%, 11/01/2024	1,100,000	1,248,687
5.000%, 01/01/2029 (Callable 01/01/2027)	475,000	579,272
5.000%, 02/15/2029 (Callable 02/15/2027)	3,275,000	4,110,551
5.000%, 01/01/2030 (Callable 01/01/2027)	90,000	109,049
5.000%, 10/01/2030 (Callable 10/01/2026)	140,000	167,108
4.000%, 05/15/2034 (Callable 05/15/2026)	300,000	334,830
1.451%, 05/01/2036 (1 Month LIBOR USD + 1.350%)
(Callable 02/01/2021)
(Mandatory Tender Date 05/01/2021)(2)	300,000	300,036
4.000%, 12/01/2040 (Callable 12/01/2027)	270,000	305,054
4.000%, 12/01/2042 (Callable 12/01/2027)	275,000	308,897
6.000%, 10/01/2048 (Callable 10/01/2022)	1,000,000	1,042,760
Illinois Housing Development Authority:
3.500%, 08/01/2031
(Callable 08/01/2027) (Insured by GNMA)	355,000	396,162
3.100%, 02/01/2035 (Callable 02/01/2026)	935,000	995,083
2.450%, 06/01/2043
(Callable 01/01/2023) (Insured by GNMA)	487,502	498,978
4.250%, 10/01/2049 (Callable 04/01/2028)	1,820,000	2,035,379
Illinois Sports Facilities Authority:
5.000%, 06/15/2029 (Insured by BAM)	2,500,000	3,173,825
5.000%, 06/15/2030
(Callable 06/15/2029) (Insured by BAM)	1,155,000	1,457,645
Illinois State University,
5.000%, 04/01/2031
(Callable 04/01/2028) (Insured by AGM)	500,000	623,475
Joliet Park District:
4.000%, 02/01/2030
(Callable 02/01/2024) (Insured by BAM)	250,000	266,067
4.000%, 02/01/2033
(Callable 02/01/2023) (Insured by AGM)	315,000	327,408
Kankakee County School District No. 111,
4.000%, 01/01/2025 (Insured by BAM)	480,000	535,574
Kendall & Kane Counties Community
Unit School District No. 115,
0.000%, 01/01/2022 (Insured by NATL)	1,090,000	1,084,092
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kendall Kane & Will Counties Community
Unit School District No. 308:
4.000%, 02/01/2030
(Callable 02/01/2025) (Insured by BAM)	$2,550,000	$2,812,752
4.750%, 10/01/2031 (Callable 10/01/2023)	1,000,000	1,092,150
Knox & Warren Counties Community
Unit School District No. 205:
6.000%, 01/01/2030 (Callable 01/01/2021)	285,000	285,000
2.250%, 12/01/2033
(Callable 12/01/2027) (Insured by BAM)	2,215,000	2,243,153
4.000%, 01/01/2034
(Callable 01/01/2028) (Insured by BAM)	855,000	987,380
4.000%, 01/01/2036
(Callable 01/01/2028) (Insured by BAM)	920,000	1,058,165
6.125%, 01/01/2036 (Callable 01/01/2021)	1,400,000	1,400,000
Lake County Community Unit School District No. 187,
4.000%, 01/01/2035
(Callable 01/01/2027) (Insured by BAM)	1,190,000	1,328,266
Macon County School District No. 61,
4.000%, 01/01/2040
(Callable 01/01/2027) (Insured by AGM)	1,420,000	1,608,193
Macoupin, Sangaman & Montgomery Government Bonds,
4.250%, 12/01/2032
(Callable 12/01/2023) (Insured by AGM)	685,000	742,903
Medinah Park District,
4.250%, 01/01/2028 (Callable 01/01/2024)	190,000	206,961
Metropolitan Pier & Exposition Authority:
5.500%, 12/15/2023 (ETM) (Insured by NATL)	10,000	10,231
5.500%, 12/15/2023 (Insured by NATL)	90,000	97,311
5.700%, 06/15/2025
(Callable 06/15/2022) (Insured by NATL)(7)	50,000	53,144
0.000%, 06/15/2029 (Insured by NATL)	1,700,000	1,430,074
Metropolitan Water Reclamation
District of Greater Chicago:
5.000%, 12/01/2031 (Callable 12/01/2021)	1,010,000	1,051,945
5.000%, 12/01/2034 (Callable 12/01/2026)	1,500,000	1,841,280
Ogle & Winnebago Counties Community
Unit School District No. 223:
5.000%, 12/01/2023 (Insured by BAM)	415,000	465,999
5.000%, 12/01/2024 (Insured by BAM)	100,000	115,953
Peoria City School District No. 150,
5.000%, 01/01/2026 (Insured by BAM)	330,000	400,752
Peoria County Community Unit School District No. 323,
4.250%, 04/01/2032 (Callable 04/01/2022)	415,000	430,094

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Richland County Community Unit School District No. 1:
5.000%, 12/01/2030
(Callable 12/01/2024) (Insured by AGM)	$155,000	$180,378
4.000%, 12/01/2033
(Callable 12/01/2024) (Insured by AGM)	1,750,000	1,934,170
Shelby Christian Macon Counties
Community School District No. 21,
4.000%, 12/01/2027
(Callable 12/01/2023) (Insured by AGM)	155,000	168,603
St. Clair County Community Consolidated School District,
0.000%, 12/01/2021	200,000	198,578
St. Clair County Community Unit School District No. 187,
4.000%, 01/01/2028 (Insured by AGM)	175,000	205,825
State of Illinois:
4.875%, 05/01/2021	1,000,000	1,012,480
5.000%, 01/01/2022 (Callable 02/01/2021)	220,000	220,623
6.000%, 06/15/2024 (Insured by NATL)	100,000	115,108
5.000%, 06/15/2027 (Callable 06/15/2021)	1,500,000	1,522,305
6.000%, 06/15/2027 (Insured by NATL)	300,000	374,976
5.250%, 07/01/2028 (Callable 07/01/2023)	175,000	187,428
5.500%, 07/01/2033 (Callable 07/01/2023)	410,000	438,097
4.000%, 06/15/2038
(Callable 06/15/2028) (Insured by BAM)	2,500,000	2,751,475
Tazewell County School District No. 51,
9.000%, 12/01/2026 (Insured by NATL)	1,060,000	1,548,893
Tender Option Bond Trust,
0.310%, 12/01/2050
(Optional Put Date 01/07/2021)(1)(3)	3,255,000	3,255,000
University of Illinois,
5.000%, 10/01/2021	700,000	721,980
Upper Illinois River Valley Development Authority:
5.000%, 12/01/2023	600,000	671,892
5.000%, 12/01/2024	585,000	677,103
4.000%, 01/01/2031 (Callable 01/01/2027)(3)	170,000	175,205
Village of Crestwood IL:
4.000%, 12/15/2021 (Insured by BAM)	250,000	257,993
4.500%, 12/15/2026
(Callable 12/15/2022) (Insured by BAM)	200,000	214,270
4.000%, 12/15/2027
(Callable 12/15/2025) (Insured by BAM)	330,000	372,101
Village of Franklin Park IL:
5.000%, 04/01/2023 (Insured by BAM)	460,000	505,775
4.000%, 07/01/2029
(Callable 07/01/2025) (Insured by AGM)	450,000	508,644

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of River Grove IL:
4.000%, 12/15/2027
(Callable 12/15/2026) (Insured by BAM)	$135,000	$154,740
4.000%, 12/15/2028
(Callable 12/15/2026) (Insured by BAM)	205,000	233,704
Village of Stone Park IL:
4.750%, 02/01/2029
(Callable 02/01/2023) (Insured by BAM)	230,000	242,581
4.750%, 02/01/2031
(Callable 02/01/2023) (Insured by BAM)	310,000	325,925
4.750%, 02/01/2032
(Callable 02/01/2023) (Insured by BAM)	275,000	288,747
4.750%, 02/01/2033
(Callable 02/01/2023) (Insured by BAM)	190,000	199,173
5.000%, 02/01/2035
(Callable 02/01/2029) (Insured by BAM)	300,000	356,448
5.000%, 02/01/2036
(Callable 02/01/2029) (Insured by BAM)	225,000	266,519
4.000%, 02/01/2037
(Callable 02/01/2029) (Insured by BAM)	185,000	205,023
4.000%, 02/01/2038
(Callable 02/01/2029) (Insured by BAM)	150,000	165,816
Will County Community High School District No. 210:
0.000%, 01/01/2023 (Insured by AGM)	140,000	136,905
0.000%, 01/01/2026 (Insured by AGM)	265,000	247,942
0.000%, 01/01/2027 (Insured by BAM)	1,120,000	1,024,150
0.000%, 01/01/2027 (Insured by AGM)	115,000	105,158
0.000%, 01/01/2028 (Insured by BAM)	1,140,000	1,015,580
0.000%, 01/01/2028 (Insured by AGM)	180,000	160,355
0.000%, 01/01/2028	40,000	33,254
0.000%, 01/01/2029	40,000	31,979
0.000%, 01/01/2033 (Insured by BAM)	400,000	305,384
4.000%, 01/01/2034
(Callable 01/01/2029) (Insured by AGM)	400,000	449,188
Will County Community Unit School District No. 201-U:
4.000%, 01/01/2033
(Callable 01/01/2028) (Insured by AGM)	245,000	280,179
4.000%, 01/01/2034
(Callable 01/01/2028) (Insured by AGM)	785,000	892,647
4.000%, 01/01/2035
(Callable 01/01/2028) (Insured by AGM)	480,000	544,810
Will County Township High School District No. 204:
5.000%, 01/01/2025	125,000	143,816
6.250%, 01/01/2031 (Callable 01/01/2021)	300,000	300,000
Total Illinois
(Cost $86,991,777)		92,633,963	10.7%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Indiana
Bloomington Redevelopment District:
5.000%, 02/01/2025	$325,000	$380,415
5.000%, 08/01/2025	335,000	398,868
5.250%, 08/01/2036 (Callable 08/01/2029)	1,450,000	1,840,717
Carmel Redevelopment Authority,
4.000%, 08/01/2033 (Pre-refunded to 08/01/2022)	250,000	264,905
City of Jeffersonville IN,
5.000%, 01/01/2030
(Callable 01/01/2028) (Insured by BAM)	325,000	416,244
City of Lawrence IN,
5.000%, 01/01/2027 (Insured by BAM)	385,000	479,390
Evansville Park District:
5.000%, 08/15/2035
(Callable 02/15/2028) (Insured by BAM)	150,000	189,159
5.000%, 08/15/2036
(Callable 02/15/2028) (Insured by BAM)	1,335,000	1,676,693
Franklin Township-Marion County
Multiple School Building Corp.,
5.000%, 01/15/2035
(Callable 01/15/2023) (Insured by ST AID)	505,000	544,304
Hammond Multi-School Building Corp.,
4.500%, 07/15/2026
(Callable 01/15/2024) (Insured by ST AID)	625,000	695,069
Hammond Sanitary District:
5.000%, 07/15/2026 (Insured by BAM)	610,000	751,300
5.000%, 01/15/2028
(Callable 07/15/2027) (Insured by BAM)	295,000	369,715
Indiana Bond Bank:
0.730%, 10/15/2022
(SIFMA Municipal Swap Index + 0.660%)(2)	125,000	125,010
1.129%, 10/15/2022
(3 Month LIBOR USD + 0.970%)(2)	510,000	510,076
Indiana Development Finance Authority,
0.110%, 01/01/2027(1)	2,160,000	2,160,000
Indiana Finance Authority:
5.000%, 10/01/2023	180,000	195,197
5.000%, 10/01/2032 (Callable 10/01/2023)	3,520,000	3,608,915
4.000%, 05/01/2035 (Pre-refunded to 05/01/2023)	290,000	315,378
3.750%, 10/01/2037 (Callable 10/01/2023)	215,000	195,459
3.750%, 10/01/2042 (Callable 10/01/2023)	140,000	121,485
5.500%, 08/15/2045 (Callable 02/01/2021)	225,000	225,448
Indiana Health & Educational
Facilities Financing Authority:
1.750%, 11/15/2031 (Pre-refunded to 11/02/2021)(1)	10,000	10,120

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Indiana Health & Educational
Facilities Financing Authority: (cont.)
1.750%, 11/15/2031
(Mandatory Tender Date 11/02/2021)(1)	$715,000	$723,652
Indiana Municipal Power Agency,
5.000%, 01/01/2032 (Callable 01/01/2025)	1,000,000	1,159,900
Indiana University,
4.000%, 08/01/2035 (Callable 08/01/2027)	80,000	93,772
Indianapolis Local Public Improvement Bond Bank:
1.400%, 06/01/2021 (Callable 03/01/2021)	1,600,000	1,600,032
5.000%, 01/01/2033 (Pre-refunded to 01/01/2025)	500,000	594,645
IPS Multi-School Building Corp.,
5.000%, 07/15/2026
(Callable 01/15/2025) (Insured by ST AID)	925,000	1,092,878
Kankakee Valley Middle School Building Corp.,
5.000%, 01/15/2029 (Insured by ST AID)	1,000,000	1,323,620
Loogootee School Building Corp.,
4.000%, 07/15/2026 (Insured by ST AID)	135,000	158,487
Munster School Building Corp.:
5.000%, 07/15/2021 (Insured by ST AID)	130,000	133,072
4.000%, 07/15/2024 (Insured by ST AID)	170,000	189,292
North Montgomery High School Building Corp.,
5.000%, 07/15/2033
(Callable 07/15/2026) (Insured by ST AID)	165,000	199,893
Shelbyville Central Renovation School Building Corp.,
5.000%, 01/15/2029
(Callable 07/15/2026) (Insured by ST AID)	220,000	271,269
Taylor Community School Building Corp.,
0.000%, 07/15/2029
(Callable 07/15/2025) (Insured by ST AID)	360,000	293,875
Tipton County Jail Building Corp.,
5.000%, 01/15/2027 (Insured by ST AID)	245,000	305,373
Tri-Creek 2002 High School Building Corp.,
4.000%, 07/15/2039
(Callable 07/15/2028) (Insured by ST AID)	345,000	399,165
Westfield High School Building Corp.:
5.000%, 01/15/2029
(Callable 01/15/2026) (Insured by ST AID)	250,000	302,942
5.000%, 01/15/2030
(Callable 01/15/2026) (Insured by ST AID)	300,000	362,040
5.000%, 07/15/2031
(Callable 01/15/2026) (Insured by ST AID)	150,000	180,581
Total Indiana
(Cost $23,803,687)		24,858,355	2.9%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa
City of Cedar Rapids IA,
0.158%, 08/15/2029 (Insured by AMBAC)(1)(5)	$3,080,000	$2,964,500
City of Coralville IA,
4.000%, 05/01/2022	100,000	100,612
City of Greenfield IA,
4.000%, 09/01/2036
(Callable 09/01/2026) (Insured by AGM)	200,000	233,248
County of Carroll IA,
5.000%, 06/01/2035 (Callable 06/01/2027)	645,000	791,454
Iowa Finance Authority:
4.000%, 07/01/2047
(Callable 07/01/2028) (Insured by GNMA)	1,900,000	2,171,320
2.875%, 05/15/2049 (Callable 01/21/2021)	450,000	454,351
Iowa Higher Education Loan Authority,
3.750%, 05/19/2021	2,000,000	2,010,860
Southern Iowa Rural Water Association,
3.000%, 12/01/2032
(Callable 12/01/2028) (Insured by AGM)	1,030,000	1,156,453
Total Iowa
(Cost $9,659,072)		9,882,798	1.1%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	525,000	532,633
City of Hutchinson KS:
4.000%, 12/01/2021	360,000	365,969
5.000%, 12/01/2022	140,000	147,448
City of Wichita KS,
3.000%, 09/01/2023 (Callable 09/01/2022)	220,000	224,640
Kansas Independent College Finance Authority,
5.000%, 05/01/2021	1,600,000	1,612,160
Total Kansas
(Cost $2,827,882)		2,882,850	0.3%
Kentucky
Kentucky Economic Development Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	420,000	394,922
0.000%, 10/01/2026 (Insured by NATL)	475,000	437,413
0.000%, 10/01/2027 (Insured by NATL)	455,000	408,594
0.000%, 10/01/2028 (Insured by NATL)	615,000	537,172
5.250%, 08/15/2046 (Pre-refunded to 08/15/2021)	790,000	814,253
Kentucky Public Energy Authority:
4.000%, 08/01/2027	250,000	296,993
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	675,000	758,754

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky Public Energy Authority: (cont.)
1.396%, 12/01/2049 (1 Month LIBOR USD + 1.300%)
(Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	$2,000,000	$2,029,280
4.000%, 12/01/2049 (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(1)	2,865,000	3,263,808
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	490,000	570,311
Paducah Electric Plant Board,
5.000%, 10/01/2032 (Callable 10/01/2026)
(Insured by AGM)	1,000,000	1,196,440
Total Kentucky
(Cost $9,828,094)		10,707,940	1.2%
Louisiana
City of Shreveport LA,
5.000%, 08/01/2023 (Insured by BAM)	350,000	387,342
Louisiana Housing Corp.,
4.500%, 12/01/2047 (Callable 12/01/2027)	170,000	189,831
Louisiana Local Government Environmental
Facilities & Community Development Authority:
5.000%, 10/01/2023 (Insured by BAM)	200,000	222,048
5.000%, 10/01/2024 (Insured by BAM)	100,000	115,089
Louisiana Public Facilities Authority,
0.000%, 10/01/2024 (7)	125,000	118,776
Louisiana Stadium & Exposition District,
5.000%, 07/03/2023 (Callable 01/01/2023)	1,000,000	1,078,390
Louisiana State University &
Agricultural & Mechanical College:
5.000%, 07/01/2030
(Callable 07/01/2026) (Insured by BAM)	380,000	453,499
4.000%, 07/01/2032
(Callable 07/01/2026) (Insured by BAM)	485,000	545,344
St. Tammany Parish Wide School District No. 12:
4.000%, 03/01/2035 (Callable 03/01/2027)	100,000	115,771
4.000%, 03/01/2036 (Callable 03/01/2027)	115,000	132,804
Terrebonne Parish Consolidated Government,
0.000%, 04/01/2034 (Insured by AGM)	715,000	550,786
Total Louisiana
(Cost $3,688,396)		3,909,680	0.4%
Maine
Maine Health & Higher Educational Facilities Authority,
4.000%, 07/01/2037 (Callable 07/01/2029)	230,000	270,749
Maine State Housing Authority:
3.500%, 11/15/2045 (Callable 05/15/2025)	120,000	126,073

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maine State Housing Authority: (cont.)
4.000%, 11/15/2045 (Callable 11/15/2025)	$265,000	$280,579
3.500%, 11/15/2046 (Callable 11/15/2025)	25,000	26,116
3.500%, 11/15/2047 (Callable 11/15/2026)	620,000	664,125
4.000%, 11/15/2049 (Callable 05/15/2028)	435,000	480,358
4.000%, 11/15/2050 (Callable 05/15/2029)	990,000	1,121,987
Total Maine
(Cost $2,859,783)		2,969,987	0.3%
Maryland
County of Baltimore MD:
3.000%, 09/01/2027 (Callable 09/01/2022)	1,000,000	1,039,580
3.000%, 09/01/2029 (Callable 09/01/2022)	1,125,000	1,163,734
Maryland Community Development Administration:
3.500%, 03/01/2050 (Callable 03/01/2029)	745,000	819,671
3.250%, 09/01/2050 (Callable 09/01/2029)	6,000,000	6,648,120
Maryland Health & Higher Educational Facilities Authority:
5.000%, 01/01/2028(6)	300,000	352,866
4.000%, 01/01/2029	980,000	1,147,609
5.000%, 01/01/2029(6)	290,000	345,271
5.000%, 01/01/2030 6)	185,000	222,829
Total Maryland
(Cost $11,643,570)		11,739,680	1.4%
Massachusetts
Massachusetts Development Finance Agency:
5.000%, 07/01/2022 (Callable 07/01/2021)	1,000,000	1,020,500
5.000%, 10/01/2025 (Insured by AGM)	575,000	690,242
Massachusetts Housing Finance Agency:
4.000%, 12/01/2028 (Callable 06/01/2023)	1,000,000	1,064,400
4.500%, 12/01/2048 (Callable 12/01/2027)	1,780,000	1,987,121
4.000%, 06/01/2049 (Callable 12/01/2028)	940,000	1,043,757
Town of Ashburnham MA,
4.250%, 07/01/2021
(Callable 02/01/2021) (Insured by AGC)	350,000	350,966
University of Massachusetts Building Authority,
5.000%, 11/01/2039 (Callable 11/01/2024)	270,000	311,075
Total Massachusetts
(Cost $6,250,854)		6,468,061	0.7%
Michigan
City of Detroit MI,
5.250%, 07/01/2041 (Pre-refunded to 07/01/2021)	50,000	51,253
City of Monroe MI,
4.000%, 05/01/2031 (Callable 05/01/2024)	150,000	164,895
City of Wyandotte MI,
5.000%, 10/01/2023 (Insured by BAM)	25,000	27,893

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Detroit Michigan School District,
5.000%, 05/01/2033
(Callable 05/01/2022) (Insured by Q-SBLF)	$1,000,000	$1,058,270
Eastern Michigan University,
4.000%, 03/01/2034
(Callable 03/01/2027) (Insured by BAM)	985,000	1,129,943
Ferris State University,
5.000%, 10/01/2026	865,000	1,055,793
Flushing Community Schools,
4.000%, 05/01/2029
(Callable 05/01/2028) (Insured by Q-SBLF)	220,000	267,087
Michigan Finance Authority:
5.000%, 12/01/2021	265,000	275,192
4.000%, 10/01/2024	650,000	684,157
5.000%, 09/01/2029	400,000	499,636
5.000%, 09/01/2030 (Callable 03/01/2030)	440,000	552,266
5.000%, 07/01/2034 (Callable 07/01/2025)	250,000	293,563
5.000%, 07/01/2036
(Callable 07/01/2024) (Insured by NATL)	500,000	565,920
5.000%, 07/01/2044 (Callable 07/01/2024)	100,000	107,681
Michigan State Building Authority,
0.170%, 10/15/2042 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	1,000,000	1,000,000
Michigan State Hospital Finance Authority,
4.000%, 11/15/2047 (Callable 11/15/2026)	510,000	578,034
Michigan State Housing Development Authority:
4.250%, 12/01/2049 (Callable 06/01/2028)	1,815,000	2,034,688
3.500%, 12/01/2050 (Callable 06/01/2029)	1,985,000	2,213,632
Pinckney Community Schools,
5.000%, 05/01/2033
(Callable 05/01/2026) (Insured by Q-SBLF)	750,000	907,042
Romeo Community School District,
5.000%, 05/01/2029
(Callable 05/01/2026) (Insured by Q-SBLF)	1,000,000	1,231,000
Roseville Community Schools,
5.000%, 05/01/2026 (Insured by Q-SBLF)	400,000	495,244
Swartz Creek Community Schools,
5.000%, 05/01/2039
(Callable 05/01/2029) (Insured by Q-SBLF)	815,000	1,041,163
Trenton Public Schools School District:
5.000%, 05/01/2029
(Callable 05/01/2028) (Insured by Q-SBLF)	135,000	176,527
5.000%, 05/01/2030
(Callable 05/01/2028) (Insured by Q-SBLF)	300,000	390,582
Wayne County Airport Authority:
5.000%, 12/01/2026	185,000	228,286
5.000%, 12/01/2031 (Callable 12/01/2027)	375,000	460,688

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wayne-Westland Community Schools,
4.000%, 11/01/2038
(Callable 05/01/2029) (Insured by Q-SBLF)	$500,000	$590,005
Western Michigan University,
5.000%, 11/15/2029 (Callable 05/15/2025)	250,000	295,778
Total Michigan
(Cost $17,428,157)		18,376,218	2.1%
Minnesota
City of Maple Grove MN:
5.000%, 05/01/2027	200,000	249,776
5.000%, 05/01/2031 (Callable 05/01/2027)	520,000	627,775
City of Minneapolis MN,
5.000%, 11/15/2034 (Callable 11/15/2025)	680,000	798,374
Housing & Redevelopment
Authority of The City of St. Paul:
5.000%, 12/01/2029	1,175,000	1,421,762
5.000%, 12/01/2030	300,000	364,854
5.000%, 12/01/2036 (Callable 12/01/2030)	1,600,000	1,890,480
Maple River Independent School District No. 2135:
4.000%, 02/01/2037
(Callable 02/01/2030) (Insured by SD CRED PROG)	970,000	1,192,479
4.000%, 02/01/2038
(Callable 02/01/2030) (Insured by SD CRED PROG)	700,000	858,123
Minnesota Housing Finance Agency:
4.375%, 07/01/2026
(Callable 07/01/2021) (Insured by GNMA)	115,000	116,795
3.600%, 07/01/2033
(Callable 01/01/2023) (Insured by GNMA)	620,000	643,312
4.000%, 01/01/2038 (Callable 01/01/2024)	565,000	604,601
3.800%, 07/01/2038
(Callable 01/01/2023) (Insured by GNMA)	200,000	207,536
0.500%, 01/01/2045
(SIFMA Municipal Swap Index + 0.430%)
(Callable 01/01/2023)
(Mandatory Tender Date 07/03/2023)
(Insured by GNMA)(2)	3,000,000	2,997,180
4.000%, 01/01/2047
(Callable 01/01/2026) (Insured by GNMA)	520,000	557,794
Plymouth Intermediate District No. 287:
4.000%, 02/01/2027	200,000	238,794
4.000%, 02/01/2028 (Callable 02/01/2027)	350,000	414,001
4.000%, 02/01/2037 (Callable 02/01/2027)	250,000	284,428
Total Minnesota
(Cost $13,002,506)		13,468,064	1.6%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mississippi
Biloxi Public School District,
5.000%, 04/01/2026 (Insured by BAM)	$500,000	$609,365
City of Gulfport MS:
5.000%, 07/01/2024	485,000	532,850
5.000%, 07/01/2027 (Callable 07/01/2026)	500,000	570,490
City of Ridgeland MS:
3.000%, 10/01/2025	1,000,000	1,057,370
3.000%, 10/01/2026	1,100,000	1,169,080
3.000%, 10/01/2028 (Callable 10/01/2027)	690,000	729,441
3.000%, 10/01/2029 (Callable 10/01/2027)	540,000	566,287
Copiah-Lincoln Community College District,
2.500%, 09/01/2021 (Insured by MAC)	175,000	177,368
Medical Center Educational Building Corp.,
5.000%, 06/01/2042 (Callable 06/01/2027)	500,000	605,290
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	2,100,000	2,227,092
Mississippi Development Bank:
5.250%, 03/01/2034 (Callable 03/01/2028)	490,000	615,768
5.000%, 03/01/2048
(Callable 03/01/2029) (Insured by BAM)	1,000,000	1,233,070
State of Mississippi:
5.000%, 10/15/2028 (Callable 10/15/2025)	1,260,000	1,468,253
5.000%, 10/01/2032 (Callable 10/01/2027)	215,000	272,143
5.000%, 10/15/2034 (Callable 10/15/2025)	1,000,000	1,145,270
University of Southern Mississippi,
5.000%, 09/01/2035 (Callable 09/01/2026)	385,000	460,660
West Rankin Utility Authority:
5.000%, 01/01/2028
(Callable 01/01/2025) (Insured by AGM)	110,000	128,430
5.000%, 01/01/2029
(Callable 01/01/2025) (Insured by AGM)	275,000	320,477
5.000%, 01/01/2030
(Callable 01/01/2025) (Insured by AGM)	590,000	684,990
Total Mississippi
(Cost $14,029,958)		14,573,694	1.7%
Missouri
Center School District No. 58:
4.000%, 04/15/2030 (Callable 04/15/2027)	210,000	242,685
4.000%, 04/15/2031 (Callable 04/15/2027)	220,000	253,354
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 02/01/2025 (Callable 02/01/2024)	45,000	49,984
5.000%, 09/01/2025	365,000	423,447

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Health & Educational Facilities
Authority of the State of Missouri: (cont.)
5.000%, 09/01/2026	$410,000	$486,002
5.000%, 09/01/2027	280,000	338,820
5.000%, 11/15/2027 (Callable 11/15/2025)	480,000	574,493
5.000%, 06/01/2031 (Callable 06/01/2024)	50,000	56,479
5.000%, 02/01/2035 (Callable 02/01/2024)	295,000	318,399
5.250%, 10/01/2041 (Pre-refunded to 10/01/2021)	100,000	103,787
Hickman Mills C-1 School District:
3.000%, 03/01/2039
(Callable 03/01/2028) (Insured by ST AID)	1,000,000	1,103,990
3.000%, 03/01/2040
(Callable 03/01/2028) (Insured by ST AID)	1,000,000	1,099,140
Industrial Development Authority of the City of St. Louis,
4.750%, 11/15/2047 (Callable 11/15/2026)	500,000	458,140
Jackson County Reorganized School District No. 7,
4.000%, 03/01/2039 (Callable 03/01/2029)	2,500,000	3,026,300
Jackson County School District No. R-IV,
6.000%, 03/01/2038
(Callable 03/01/2029) (Insured by ST AID)	1,005,000	1,393,834
Missouri Housing Development Commission:
3.700%, 11/01/2035
(Callable 05/01/2025) (Insured by GNMA)	80,000	86,453
3.950%, 11/01/2040
(Callable 05/01/2025) (Insured by GNMA)	475,000	485,968
Missouri Southern State University:
5.000%, 10/01/2028 (Insured by AGM)	100,000	122,888
5.000%, 10/01/2029 (Insured by AGM)	105,000	130,920
5.000%, 10/01/2030
(Callable 10/01/2029) (Insured by AGM)	135,000	167,454
5.000%, 10/01/2031
(Callable 10/01/2029) (Insured by AGM)	145,000	179,022
5.000%, 10/01/2032
(Callable 10/01/2029) (Insured by AGM)	155,000	190,256
4.000%, 10/01/2033
(Callable 10/01/2029) (Insured by AGM)	110,000	125,258
4.000%, 10/01/2034
(Callable 10/01/2029) (Insured by AGM)	115,000	130,679
4.000%, 10/01/2035
(Callable 10/01/2029) (Insured by AGM)	125,000	141,630
4.000%, 10/01/2036
(Callable 10/01/2029) (Insured by AGM)	150,000	169,374
4.000%, 10/01/2038
(Callable 10/01/2029) (Insured by AGM)	140,000	157,202
4.000%, 10/01/2039
(Callable 10/01/2029) (Insured by AGM)	110,000	123,253

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Move Rolla Transportation Development District,
3.750%, 06/01/2029 (Callable 06/01/2026)	$260,000	$276,822
Public Water Supply District No. 1,
4.000%, 07/01/2029 (Callable 07/01/2026)	145,000	167,068
St. Charles County Francis Howell R-III School District,
4.000%, 03/01/2031 (Callable 03/01/2028)	2,425,000	2,928,915
St. Louis Land Clearance for Redevelopment Authority,
3.875%, 10/01/2035 (Callable 10/01/2029)	370,000	349,846
Total Missouri
(Cost $15,383,454)		15,861,862	1.8%
Montana
Montana Board of Housing:
3.600%, 12/01/2030 (Callable 06/01/2022)	350,000	359,972
3.750%, 12/01/2038
(Callable 12/01/2027) (Insured by FHA)	465,000	516,396
Montana Facility Finance Authority,
4.000%, 07/01/2024	150,000	162,780
Yellowstone County School District No. 8,
5.000%, 07/01/2027	225,000	286,681
Total Montana
(Cost $1,233,641)		1,325,829	0.2%
Nebraska
Central Plains Energy Project:
5.000%, 09/01/2027 (Callable 09/01/2022)	340,000	363,844
5.000%, 09/01/2042 (Callable 09/01/2022)	585,000	626,026
5.000%, 03/01/2050 (Callable 10/01/2023)
(Mandatory Tender Date 01/01/2024)(1)	550,000	618,162
Colfax County School District No. 123,
4.000%, 12/15/2030 (Pre-refunded to 05/22/2024)	225,000	252,979
County of Douglas NE,
5.000%, 07/01/2036 (Callable 07/01/2027)	200,000	236,956
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2030 (Callable 05/15/2026)	90,000	108,452
Nebraska Investment Finance Authority:
3.500%, 09/01/2036 (Callable 03/01/2025)	360,000	381,103
3.500%, 09/01/2046 (Callable 03/01/2025)	100,000	106,286
Village of Boys Town NE,
3.000%, 09/01/2028	1,975,000	2,265,779
Total Nebraska
(Cost $4,612,593)		4,959,587	0.6%
Nevada
City of Carson City NV,
5.000%, 09/01/2033 (Callable 09/01/2027)	250,000	300,857

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Las Vegas NV Special
Improvement District No. 815:
4.000%, 12/01/2021	$100,000	$102,422
3.000%, 12/01/2022	100,000	102,902
City of Yerington NV,
1.625%, 11/01/2023 (Callable 11/01/2022)	2,000,000	2,026,640
Clark County School District,
5.000%, 06/15/2032
(Callable 06/15/2027) (Insured by BAM)	450,000	555,799
Nevada Housing Division:
4.000%, 04/01/2049
(Callable 10/01/2028) (Insured by GNMA)	1,895,000	2,110,158
4.000%, 10/01/2049
(Callable 10/01/2028) (Insured by GNMA)	390,000	435,225
State of Nevada,
5.000%, 06/01/2033 (Callable 12/01/2023)	300,000	334,569
Washoe County School District,
5.000%, 05/01/2030 (Callable 05/01/2027)	525,000	651,389
Total Nevada
(Cost $6,390,891)		6,619,961	0.8%
New Hampshire
New Hampshire Health and Education Facilities Authority,
3.150%, 04/01/2022 (Callable 11/01/2021)(3)	4,875,000	4,905,274
Total New Hampshire
(Cost $4,905,768)		4,905,274	0.6%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2027(3)	3,293,000	3,658,227
City of Atlantic City NJ,
5.000%, 03/01/2021 (Insured by BAM)	100,000	100,677
City of Newark NJ:
5.000%, 10/01/2021 (Insured by ST AID)	100,000	103,087
5.000%, 10/01/2021	200,000	206,294
City of Trenton NJ,
4.000%, 07/15/2023 (Insured by AGM)	400,000	435,232
City of Union City NJ,
5.000%, 11/01/2023 (Insured by ST AID)	440,000	485,267
New Jersey Economic Development Authority:
4.000%, 06/15/2022	775,000	814,107
5.000%, 06/15/2023 (Insured by BAM)	295,000	327,724
5.000%, 03/01/2024 (Callable 03/01/2023)	150,000	163,187
4.000%, 11/01/2027	1,100,000	1,266,144
3.125%, 07/01/2029 (Callable 07/01/2027)	90,000	90,898
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Health Care Facilities Financing Authority:
5.000%, 07/01/2025 (Insured by AGM)	$150,000	$176,595
4.000%, 07/01/2026 (Callable 07/01/2022)	1,000,000	1,050,420
5.000%, 07/01/2026
(Callable 07/01/2025) (Insured by AGM)	150,000	176,092
New Jersey Higher Education Student Assistance Authority,
2.375%, 12/01/2029 (Callable 06/01/2028)	1,525,000	1,584,993
New Jersey Housing & Mortgage Finance Agency:
1.500%, 09/01/2022
(Mandatory Tender Date 09/01/2021)(1)	575,000	579,059
4.500%, 10/01/2048 (Callable 10/01/2027)	1,295,000	1,460,164
4.750%, 10/01/2050 (Callable 04/01/2028)	445,000	506,664
3.500%, 04/01/2051 (Callable 04/01/2029)	3,500,000	3,914,260
New Jersey Transportation Trust Fund Authority:
0.000%, 12/15/2024 (Insured by BHAC)	605,000	588,332
0.000%, 12/15/2028 (Insured by BHAC)	240,000	217,433
5.000%, 06/15/2029 (Callable 06/15/2026)	775,000	909,734
4.000%, 12/15/2037
(Callable 12/15/2028) (Insured by BAM)	500,000	573,255
5.000%, 06/15/2042 (Callable 06/15/2022)	225,000	235,487
New Jersey Turnpike Authority:
5.000%, 01/01/2029 (Callable 01/01/2028)	50,000	64,085
0.851%, 01/01/2030 (1 Month LIBOR USD + 0.750%)
(Callable 07/01/2022)
(Mandatory Tender Date 01/01/2023)(2)	850,000	850,603
Newark Housing Authority,
5.000%, 01/01/2032 (Insured by NATL)	495,000	596,782
Passaic Valley Sewerage Commission,
5.750%, 12/01/2022	550,000	604,137
South Jersey Transportation Authority,
5.000%, 11/01/2041
(Callable 11/01/2030) (Insured by BAM)	1,350,000	1,725,908
State of New Jersey,
5.000%, 06/01/2025	4,000,000	4,760,720
Total New Jersey
(Cost $27,226,932)		28,225,567	3.3%
New Mexico
New Mexico Hospital Equipment Loan Council,
4.750%, 07/01/2022	270,000	279,250
New Mexico Institute of Mining & Technology:
4.000%, 12/01/2028 (Insured by AGM)	300,000	360,345
4.000%, 12/01/2029 (Insured by AGM)	335,000	399,551
New Mexico Mortgage Finance Authority,
3.500%, 09/01/2041 (Callable 03/01/2026)	825,000	878,906

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Mexico State University,
4.000%, 04/01/2035 (Callable 04/01/2027)	$520,000	$591,588
Village of Los Ranchos de Albuquerque NM:
4.000%, 09/01/2023	100,000	107,370
4.000%, 09/01/2024	100,000	110,034
4.000%, 09/01/2025	150,000	168,946
5.000%, 09/01/2026	150,000	180,325
5.000%, 09/01/2029	225,000	286,612
5.000%, 09/01/2030	225,000	291,461
Total New Mexico
(Cost $3,564,099)		3,654,388	0.4%
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	755,000	708,620
Amherst Development Corp.,
5.000%, 10/01/2032
(Callable 10/01/2027) (Insured by AGM)	240,000	292,392
BluePath TE Trust,
2.750%, 09/01/2026 (Callable 08/27/2021)(3)	796,228	816,506
City of New York NY:
5.250%, 07/01/2029 (Callable 07/01/2023)	250,000	277,500
0.010%, 10/01/2040 (Optional Put Date 01/04/2021)(1)	1,500,000	1,500,000
County of Suffolk NY,
5.000%, 05/01/2022	990,000	1,043,351
Dutchess County Local Development Corp.,
5.000%, 07/01/2027 (Callable 07/01/2026)	100,000	119,804
Geneva Development Corp.,
5.000%, 09/01/2029 (Pre-refunded to 09/01/2023)	185,000	208,454
Metropolitan Transportation Authority:
5.000%, 05/15/2021	150,000	151,574
5.000%, 09/01/2021	455,000	463,622
4.000%, 02/01/2022	800,000	816,176
5.000%, 05/15/2022	330,000	343,048
5.000%, 09/01/2022	1,750,000	1,833,755
0.646%, 11/01/2030 (1 Month LIBOR USD + 0.550%)
(Mandatory Tender Date 11/01/2022)(2)	980,000	949,199
New York City Housing Development Corp.,
0.700%, 11/01/2060 (Callable 05/01/2023)
(Mandatory Tender Date 05/01/2025)(1)	2,500,000	2,500,225
New York City Industrial Development Agency:
5.000%, 03/01/2029 (Insured by AGM)	250,000	324,532
5.000%, 03/01/2030 (Insured by AGM)	250,000	330,265
New York City Transitional Finance Authority:
5.000%, 08/01/2031 (Callable 08/01/2028)	50,000	64,583

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York City Transitional Finance Authority: (cont.)
5.000%, 08/01/2034 (Callable 08/01/2026)	$650,000	$785,746
5.000%, 08/01/2038 (Callable 08/01/2028)	1,295,000	1,631,532
5.000%, 08/01/2039 (Callable 08/01/2024)	105,000	120,476
New York City Water & Sewer System:
5.000%, 06/15/2036 (Callable 06/15/2024)	1,000,000	1,148,860
5.000%, 06/15/2036 (Callable 06/15/2024)	1,000,000	1,148,860
0.020%, 06/15/2049 (Optional Put Date 01/04/2021)(1)	600,000	600,000
New York Liberty Development Corp.,
0.570%, 10/01/2035 (Optional Put Date 01/07/2021)(1)(3)	1,000,000	1,000,000
New York State Dormitory Authority:
5.000%, 10/01/2038 (Callable 04/01/2028)	1,500,000	1,909,485
5.000%, 03/15/2044 (Callable 03/15/2024)	2,800,000	3,166,128
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 12/01/2021)	2,000,000	2,021,700
New York Transportation Development Corp.,
5.000%, 12/01/2033 (Callable 12/01/2030)	1,000,000	1,288,970
Onondaga Civic Development Corp.:
3.375%, 10/01/2026 (Callable 10/01/2025)	50,000	48,061
5.000%, 10/01/2040 (Callable 10/01/2025)	95,000	94,757
Port Authority of New York & New Jersey,
5.000%, 09/01/2031 (Callable 09/01/2024)	770,000	886,070
St. Lawrence County Industrial Development Agency,
5.000%, 07/01/2034 (Callable 07/01/2026)	345,000	404,902
State of New York Mortgage Agency,
3.500%, 10/01/2043 (Callable 04/01/2023)	175,000	184,307
Town of Oyster Bay NY,
3.000%, 02/01/2022	1,775,000	1,821,186
Utility Debt Securitization Authority,
5.000%, 12/15/2033 (Callable 12/15/2025)	1,175,000	1,431,808
Total New York
(Cost $31,473,947)		32,436,454	3.8%
North Carolina
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022 (Insured by AGC)	150,000	157,704
North Carolina Housing Finance Agency,
4.000%, 07/01/2047 (Callable 01/01/2027)	530,000	576,555
North Carolina Turnpike Authority:
5.000%, 02/01/2024	3,000,000	3,400,140
5.000%, 01/01/2028	250,000	314,833
4.000%, 01/01/2041
(Callable 01/01/2029) (Insured by AGM)	1,000,000	1,157,210
Total North Carolina
(Cost $5,377,193)		5,606,442	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota
City of Dickinson ND,
5.000%, 10/01/2025 (Callable 10/01/2021)	$825,000	$841,178
City of Horace ND:
1.900%, 08/01/2022 (Callable 08/01/2021)	1,000,000	1,000,790
3.000%, 05/01/2037 (Callable 05/01/2026)	2,495,000	2,584,595
City of Mandan ND,
2.750%, 09/01/2041 (Callable 02/01/2021)	875,000	875,411
City of Williston ND:
4.250%, 07/15/2025 (Callable 07/15/2022)	1,750,000	1,836,853
5.000%, 05/01/2028 (Callable 05/01/2023)	480,000	524,366
County of Burleigh ND:
4.000%, 11/01/2021	525,000	538,472
2.750%, 02/01/2022 (Callable 01/21/2021)	5,500,000	5,500,935
4.000%, 11/01/2029
(Pre-refunded to 11/01/2022) (Insured by AGM)	850,000	908,556
County of McKenzie ND:
5.000%, 08/01/2022	645,000	683,681
5.000%, 08/01/2023	1,225,000	1,343,837
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/19/2021)	1,300,000	1,300,923
North Dakota Housing Finance Agency:
3.350%, 07/01/2031 (Callable 01/01/2027)	545,000	601,664
3.000%, 07/01/2034 (Callable 07/01/2028)	100,000	109,062
3.500%, 07/01/2046 (Callable 01/01/2026)	290,000	312,063
4.000%, 01/01/2050 (Callable 07/01/2028)	980,000	1,120,816
State Board of Higher Education
of the State of North Dakota:
5.000%, 04/01/2027 (Insured by AGM)	205,000	259,188
5.000%, 04/01/2028 (Insured by AGM)	100,000	129,680
Total North Dakota
(Cost $20,063,623)		20,472,070	2.4%
Ohio
Akron Bath Copley Joint Township Hospital District:
5.000%, 11/15/2032 (Callable 11/15/2030)	700,000	896,203
4.000%, 11/15/2033 (Callable 11/15/2030)	400,000	467,780
City of Akron OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	125,000	143,424
City of Middleburg Heights OH,
5.000%, 08/01/2033 (Callable 08/01/2031)	645,000	821,033
Columbus-Franklin County Finance Authority:
3.820%, 11/15/2036 (Callable 11/15/2021)	460,000	466,702
4.000%, 11/15/2038 (Callable 05/15/2022)	335,000	343,147

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Franklin OH,
0.500%, 05/15/2050
(SIFMA Municipal Swap Index + 0.430%)
(Callable 05/15/2021)
(Mandatory Tender Date 11/15/2021)(2)	$1,000,000	$1,000,460
County of Licking OH,
4.000%, 12/01/2028 (Pre-refunded to 12/01/2021)	250,000	258,612
County of Lorain OH:
4.000%, 12/01/2028 (Callable 12/01/2023)	180,000	197,476
5.000%, 12/01/2031 (Callable 12/01/2023)	480,000	534,725
3.000%, 12/01/2036 (Callable 12/01/2025)	400,000	430,368
4.000%, 12/01/2040 (Callable 12/01/2025)	245,000	277,095
Euclid City School District,
4.000%, 12/01/2037
(Callable 06/01/2027) (Insured by BAM)	160,000	188,184
Franklin County Convention Facilities Authority,
5.000%, 12/01/2032 (Callable 12/01/2029)	500,000	629,370
Little Miami Local School District,
5.000%, 11/01/2036
(Callable 11/01/2025) (Insured by SD CRED PROG)	1,845,000	2,201,657
Ohio Air Quality Development Authority,
2.400%, 12/01/2038 (Callable 10/01/2024)
(Mandatory Tender Date 10/01/2029)(1)	500,000	529,855
Ohio Higher Educational Facility Commission:
5.000%, 03/01/2025	690,000	731,793
5.000%, 05/01/2026	200,000	243,154
5.000%, 05/01/2027 (Callable 05/01/2026)	610,000	736,984
5.000%, 05/01/2028 (Callable 05/01/2026)	475,000	569,031
Ohio Housing Finance Agency:
3.200%, 09/01/2036
(Callable 09/01/2025) (Insured by GNMA)	875,000	931,805
4.000%, 03/01/2047
(Callable 09/01/2025) (Insured by GNMA)	215,000	230,962
Ohio Turnpike & Infrastructure Commission:
0.000%, 02/15/2034 (Callable 02/15/2031)(7)	1,920,000	2,394,528
0.000%, 02/15/2036 (Callable 02/15/2031)(7)	335,000	417,681
Port of Greater Cincinnati Development Authority:
5.000%, 04/01/2028	230,000	283,323
5.000%, 04/01/2030	230,000	290,401
State of Ohio:
5.000%, 11/15/2028 (Callable 05/15/2023)	225,000	248,646
5.000%, 11/15/2035 (Callable 11/15/2030)	605,000	749,256
4.000%, 11/15/2036 (Callable 11/15/2030)	635,000	718,877
Streetsboro City School District,
4.500%, 12/01/2044 (Callable 12/01/2026)	725,000	870,319

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Warren City School District:
4.000%, 12/01/2030
(Callable 12/01/2026) (Insured by SD CRED PROG)	$1,215,000	$1,416,739
4.000%, 12/01/2031
(Callable 12/01/2026) (Insured by SD CRED PROG)	695,000	803,309
4.000%, 12/01/2036
(Callable 12/01/2026) (Insured by SD CRED PROG)	460,000	522,155
Warrensville Heights City School District:
4.000%, 11/01/2035
(Callable 11/01/2024) (Insured by BAM)	200,000	218,086
4.000%, 11/01/2037
(Callable 11/01/2024) (Insured by BAM)	500,000	543,585
Total Ohio
(Cost $21,003,559)		22,306,725	2.6%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	250,000	250,913
Oklahoma Development Finance Authority:
2.600%, 03/01/2024	425,000	424,354
0.250%, 08/15/2031 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	5,000,000	5,000,000
Oklahoma Housing Finance Agency:
3.300%, 03/01/2031
(Callable 03/01/2022) (Insured by GNMA)	25,000	25,105
3.000%, 09/01/2039
(Callable 03/01/2028) (Insured by GNMA)	250,000	266,640
Total Oklahoma
(Cost $5,964,743)		5,967,012	0.7%
Oregon
Clackamas Community College District,
5.000%, 06/15/2040 (Callable 06/15/2027)(7)	475,000	579,291
Clackamas County School District No. 12,
5.000%, 06/15/2037
(Callable 06/15/2027) (Insured by SCH BD GTY)	25,000	31,008
Clatsop County School District No. 1-C,
0.000%, 06/15/2041
(Callable 06/15/2029) (Insured by SCH BD GTY)	785,000	398,937
Clatsop County School District No. 30,
0.000%, 06/15/2038
(Callable 06/15/2029) (Insured by SCH BD GTY)	425,000	248,468
Multnomah & Clackamas Counties School District No. 10JT,
0.000%, 06/15/2031
(Callable 06/15/2029) (Insured by SCH BD GTY)	100,000	83,625

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oregon State Facilities Authority:
5.000%, 10/01/2024	$200,000	$231,138
5.000%, 10/01/2026	100,000	123,060
5.000%, 10/01/2027	150,000	188,753
Salem Hospital Facility Authority:
5.000%, 05/15/2033 (Callable 05/15/2026)	105,000	116,893
5.000%, 05/15/2035 (Callable 05/15/2026)	500,000	597,135
Umatilla County School District No. 6R:
0.000%, 06/15/2028
(Callable 06/15/2027) (Insured by SCH BD GTY)(7)	100,000	113,022
0.000%, 06/15/2030
(Callable 06/15/2027) (Insured by SCH BD GTY)(7)	100,000	111,753
0.000%, 06/15/2033
(Callable 06/15/2027) (Insured by SCH BD GTY)(7)	200,000	220,706
0.000%, 06/15/2035
(Callable 06/15/2027) (Insured by SCH BD GTY)(7)	540,000	591,602
Washington Clackamas & Yamhill
Counties School District No. 88J,
0.000%, 06/15/2046
(Callable 06/15/2028) (Insured by SCH BD GTY)	500,000	199,830
Total Oregon
(Cost $3,464,201)		3,835,221	0.4%
Pennsylvania
Berks County Municipal Authority:
5.000%, 02/01/2026	1,000,000	1,110,960
5.000%, 02/01/2027	1,100,000	1,236,950
Bloomsburg PA Area School District,
4.000%, 09/01/2030
(Callable 03/01/2024) (Insured by BAM)	250,000	272,877
City of Bradford PA:
3.500%, 11/01/2032
(Callable 11/01/2025) (Insured by AGM)	1,180,000	1,244,817
3.500%, 11/01/2034
(Callable 11/01/2025) (Insured by AGM)	605,000	634,766
Commonwealth Financing Authority:
5.000%, 06/01/2022	750,000	796,972
4.000%, 06/01/2039
(Callable 06/01/2028) (Insured by AGM)	1,525,000	1,757,715
Dauphin County General Authority,
5.000%, 06/01/2029 (Callable 06/01/2026)	690,000	835,121
Delaware County Authority:
4.000%, 10/01/2021	200,000	203,004
5.000%, 10/01/2023	240,000	260,496

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Delaware Valley Regional Finance Authority:
0.976%, 09/01/2048 (1 Month LIBOR USD + 0.880%)
(Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)	$1,000,000	$1,001,800
0.190%, 11/01/2055 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	3,500,000	3,500,000
East Hempfield Township
Industrial Development Authority,
5.000%, 07/01/2030 (Callable 07/01/2023)	700,000	707,000
Lycoming County Authority,
4.000%, 11/01/2043
(Mandatory Tender Date 05/01/2024)(1)	500,000	531,265
Mercer County Industrial Development Authority,
6.125%, 10/01/2050 (Callable 10/01/2025)(3)	3,500,000	3,603,040
Mid Valley School District:
4.000%, 03/15/2033
(Callable 03/15/2025) (Insured by BAM)	115,000	127,859
4.000%, 03/15/2034
(Callable 03/15/2025) (Insured by BAM)	650,000	720,850
4.000%, 03/15/2035
(Callable 03/15/2025) (Insured by BAM)	835,000	924,738
Montgomery County Higher
Education & Health Authority:
3.000%, 05/01/2036
(Mandatory Tender Date 05/01/2021)(1)	245,000	246,259
4.000%, 05/01/2036
(Mandatory Tender Date 05/01/2022)(1)	610,000	621,651
Montgomery County Industrial Development Authority,
5.000%, 11/15/2036 (Callable 11/15/2026)	600,000	697,002
Pennsylvania Economic Development Financing Authority,
4.000%, 11/15/2034 (Callable 11/15/2027)	1,000,000	1,161,460
Pennsylvania Higher Educational Facilities Authority,
5.000%, 07/01/2035 (Callable 07/01/2026)	300,000	301,137
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	305,000	321,418
4.000%, 10/01/2049 (Callable 10/01/2028)	1,780,000	1,935,003
Pennsylvania Turnpike Commission:
5.000%, 06/01/2030 (Callable 12/01/2025)	280,000	333,651
6.000%, 12/01/2030
(Callable 12/01/2027) (Insured by BAM)(7)	205,000	268,923
0.000%, 12/01/2037
(Callable 12/01/2026) (Insured by AGM)(7)	155,000	174,809
0.000%, 12/01/2037 (Callable 12/01/2026)(7)	550,000	615,807
5.000%, 12/01/2038 (Callable 12/01/2028)(7)	715,000	883,683
6.375%, 12/01/2038 (Callable 12/01/2027)(7)	745,000	983,161
0.000%, 12/01/2040 (Callable 06/01/2029)(7)	295,000	310,594

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pittsburgh Water & Sewer Authority,
0.720%, 09/01/2040 (1 Month LIBOR USD + 0.650%)
(Callable 06/01/2023)
(Mandatory Tender Date 12/01/2023)
(Insured by AGM)(2)	$4,000,000	$4,009,680
Reading School District,
5.000%, 02/01/2023 (Insured by AGM)	230,000	250,762
Ridley School District,
4.000%, 09/15/2031
(Callable 03/15/2025) (Insured by ST AID)	830,000	932,381
School District of Philadelphia,
5.000%, 09/01/2023 (Insured by ST AID)	55,000	61,331
Sports & Exhibition Authority of
Pittsburgh and Allegheny County,
5.000%, 12/15/2028
(Callable 12/15/2027) (Insured by BAM)	500,000	630,910
State Public School Building Authority,
0.000%, 05/15/2027	160,000	146,682
Upper Moreland Township School District,
5.000%, 10/01/2030
(Callable 04/01/2025) (Insured by ST AID)	250,000	296,610
Westmoreland County Industrial Development Authority:
5.000%, 07/01/2029	725,000	900,276
5.000%, 07/01/2030	550,000	691,757
York Suburban School District,
4.000%, 05/01/2030
(Callable 05/01/2024) (Insured by BAM)	1,780,000	1,959,353
Total Pennsylvania
(Cost $36,914,242)		38,204,530	4.4%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	20,000	20,403
Rhode Island Commerce Corp.,
5.000%, 07/01/2033
(Callable 07/01/2028) (Insured by BAM)	950,000	1,145,111
Rhode Island Housing & Mortgage Finance Corp.,
3.500%, 10/01/2046 (Callable 04/01/2025)	55,000	56,793
Total Rhode Island
(Cost $1,105,056)		1,222,307	0.1%
South Carolina
City of Walhalla SC,
5.000%, 06/01/2025 (Insured by BAM)	185,000	220,718
County of Florence SC,
5.000%, 11/01/2033 (Callable 11/01/2024)	250,000	284,707

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Scago Educational Facilities Corp.
for Union School District,
5.000%, 12/01/2023 (Insured by BAM)	$500,000	$562,370
South Carolina Jobs-Economic Development Authority:
5.000%, 05/01/2029 (Callable 05/01/2028)	1,055,000	1,331,378
4.000%, 08/15/2030 (Callable 08/15/2026)	270,000	302,001
5.250%, 08/15/2033 (Callable 08/15/2026)	2,500,000	2,967,675
0.230%, 05/01/2048 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	5,075,000	5,075,000
South Carolina State Housing
Finance & Development Authority:
3.800%, 07/01/2034
(Callable 07/01/2024) (Insured by GNMA)	1,030,000	1,063,877
3.800%, 01/01/2049 (Callable 07/01/2027)	385,000	417,540
4.000%, 07/01/2050 (Callable 07/01/2029)	2,975,000	3,398,878
South Carolina Transportation Infrastructure Bank,
0.546%, 10/01/2031 (1 Month LIBOR USD + 0.450%)
(Callable 10/01/2021)
(Mandatory Tender Date 10/01/2022)(2)	3,980,000	3,974,667
Spartanburg Regional Health Services District:
4.000%, 04/15/2036
(Callable 04/15/2030) (Insured by AGM)	445,000	531,045
4.000%, 04/15/2037
(Callable 04/15/2030) (Insured by AGM)	500,000	594,635
4.000%, 04/15/2038
(Callable 04/15/2030) (Insured by AGM)	500,000	592,935
Sumter Two School Facilities, Inc.,
5.000%, 12/01/2023 (Insured by BAM)	200,000	224,516
Total South Carolina
(Cost $20,751,297)		21,541,942	2.5%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	3,260,000	3,665,577
South Dakota Board of Regents
Housing & Auxiliary Facilities System,
4.375%, 04/01/2036
(Callable 04/01/2021) (Partially Pre-refunded)	150,000	151,516
South Dakota Health & Educational Facilities Authority,
4.000%, 11/01/2040 (Callable 11/01/2025)	140,000	154,258
South Dakota Housing Development Authority:
3.375%, 05/01/2033 (Callable 05/01/2022)	350,000	358,039
4.000%, 05/01/2049 (Callable 05/01/2028)	2,320,000	2,566,570
Total South Dakota
(Cost $6,592,467)		6,895,960	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tennessee
City of Clarksville TN,
5.000%, 02/01/2032 (Callable 02/01/2026)	$1,000,000	$1,206,900
City of Jackson TN:
5.000%, 04/01/2029 (Callable 04/01/2025)	555,000	642,229
5.000%, 04/01/2036 (Callable 04/01/2025)	1,950,000	2,216,117
City of Memphis TN:
5.000%, 12/01/2032 (Pre-refunded to 12/01/2024)	530,000	627,329
4.000%, 12/01/2033 (Callable 12/01/2026)	1,300,000	1,515,670
4.000%, 12/01/2033 (Callable 12/01/2027)	480,000	572,616
4.000%, 12/01/2034 (Callable 12/01/2026)	1,310,000	1,525,482
4.000%, 12/01/2035 (Callable 12/01/2026)	275,000	319,501
County of Warren TN,
4.000%, 06/01/2029
(Callable 06/01/2026) (Insured by AGM)	150,000	174,705
Knox County Health Educational & Housing Facility Board:
5.000%, 04/01/2022	200,000	209,214
5.000%, 01/01/2026 (Callable 01/01/2023)	145,000	157,570
Nashville & Davidson County Metropolitan Government,
3.000%, 10/01/2024	275,000	279,199
Shelby County Health Educational
& Housing Facilities Board,
4.000%, 05/01/2037 (Callable 05/01/2027)	250,000	283,532
Tennessee Energy Acquisition Corp.:
5.625%, 09/01/2026	75,000	92,482
5.000%, 02/01/2027	185,000	224,616
4.000%, 11/01/2049 (Callable 08/01/2025)
(Mandatory Tender Date 11/01/2025)(1)	785,000	901,831
Tennessee Housing Development Agency:
3.600%, 01/01/2031 (Callable 01/01/2023)	1,590,000	1,653,775
3.550%, 07/01/2039 (Callable 07/01/2024)	255,000	269,204
4.000%, 01/01/2042 (Callable 07/01/2026)	195,000	212,829
3.800%, 07/01/2043 (Callable 01/01/2022)	225,000	227,997
4.000%, 07/01/2043 (Callable 01/01/2023)	155,000	162,119
4.000%, 07/01/2045 (Callable 01/01/2025)	100,000	106,806
3.500%, 01/01/2047 (Callable 01/01/2026)	70,000	75,002
4.500%, 07/01/2049 (Callable 01/01/2028)	850,000	956,684
4.250%, 01/01/2050 (Callable 07/01/2028)	905,000	1,010,061
Total Tennessee
(Cost $15,226,655)		15,623,470	1.8%
Texas
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2028
(Callable 08/15/2026) (PSF Guaranteed)	250,000	291,073

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arlington Higher Education Finance Corp.: (cont.)
4.000%, 08/01/2033
(Callable 08/01/2028) (PSF Guaranteed)	$180,000	$214,022
5.000%, 02/15/2038
(Callable 02/15/2025) (PSF Guaranteed)	295,000	336,869
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	1,250,000	1,362,437
Bexar County Health Facilities Development Corp.,
5.000%, 07/15/2022	160,000	166,374
Brazoria County Toll Road Authority,
0.000%, 03/01/2043 (Callable 03/01/2030)(7)	305,000	304,393
City of Brownsville TX,
4.000%, 09/01/2029
(Callable 09/01/2026) (Insured by AGM)	170,000	197,239
City of Greenville TX:
5.000%, 02/15/2034 (Callable 02/15/2024)	200,000	225,354
5.000%, 02/15/2035 (Callable 02/15/2024)	175,000	196,896
City of Houston TX,
5.500%, 12/01/2029 (ETM) (Insured by NATL)	500,000	649,690
City of Round Rock TX,
4.000%, 12/01/2024	205,000	231,617
City of San Antonio TX,
2.750%, 02/01/2048
(Mandatory Tender Date 12/01/2022)(1)	1,500,000	1,571,535
City of Tyler TX,
5.000%, 09/01/2029 (Callable 09/01/2025)	150,000	181,163
Clifton Higher Education Finance Corp.:
4.000%, 08/15/2030
(Callable 08/15/2026) (PSF Guaranteed)	700,000	813,582
4.000%, 04/01/2034
(Callable 04/01/2030) (PSF Guaranteed)	325,000	394,823
5.000%, 08/15/2034
(Callable 08/15/2026) (PSF Guaranteed)	1,000,000	1,229,540
4.000%, 04/01/2035
(Callable 04/01/2030) (PSF Guaranteed)	250,000	302,597
County of Harris TX,
5.000%, 08/15/2029 (Callable 08/15/2022)	150,000	160,447
County of Williamson TX,
5.000%, 02/15/2028 (Callable 02/15/2025)	90,000	106,935
Crane County Water District,
5.000%, 02/15/2023	250,000	273,870
Danbury Higher Education Authority, Inc.:
4.000%, 02/15/2027 (PSF Guaranteed)	200,000	235,434
4.000%, 02/15/2028
(Callable 02/15/2027) (PSF Guaranteed)	200,000	238,184

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Danbury Higher Education Authority, Inc.: (cont.)
4.000%, 02/15/2030
(Callable 02/15/2027) (PSF Guaranteed)	$200,000	$234,300
4.000%, 02/15/2031
(Callable 02/15/2027) (PSF Guaranteed)	200,000	233,252
5.000%, 02/15/2047
(Callable 02/15/2022) (PSF Guaranteed)	500,000	523,160
Ferris Independent School District,
5.000%, 08/15/2029
(Callable 08/15/2026) (PSF Guaranteed)	560,000	693,050
Fort Bend County Municipal Utility District No. 155,
4.000%, 09/01/2033
(Callable 09/01/2023) (Insured by AGM)	230,000	242,576
Fort Bend County Municipal Utility District No. 30,
4.000%, 09/01/2023 (Insured by BAM)	295,000	320,544
Fort Bend Independent School District,
5.000%, 08/15/2030
(Callable 08/15/2026) (PSF Guaranteed)	100,000	124,382
Grand Parkway Transportation Corp.:
0.000%, 10/01/2034 (Callable 10/01/2028)(7)	40,000	47,108
0.000%, 10/01/2036 (Callable 10/01/2028)(7)	305,000	357,722
0.000%, 10/01/2046 (Callable 10/01/2028)(7)	885,000	1,024,370
0.000%, 10/01/2047 (Callable 10/01/2028)(7)	1,630,000	1,888,111
0.000%, 10/01/2048 (Callable 10/01/2028)(7)	440,000	509,018
Harris County Cultural Education Facilities Finance Corp.,
5.000%, 12/01/2026 (Callable 12/01/2024)	100,000	117,255
Harris County Municipal Utility District No. 371,
4.000%, 09/01/2032
(Callable 09/01/2023) (Insured by BAM)	370,000	394,427
Harris County Municipal Utility District No. 500,
3.000%, 12/01/2022 (Insured by AGM)	175,000	183,628
Harris County Municipal Utility District No. 71,
4.000%, 09/01/2028
(Callable 09/01/2023) (Insured by BAM)	250,000	271,995
Harris County-Houston Sports Authority,
5.000%, 11/15/2026
(Callable 11/15/2024) (Insured by AGM)	135,000	155,093
Hunt Memorial Hospital District,
5.000%, 02/15/2030	1,015,000	1,279,874
Lake Travis Independent School District:
2.625%, 02/15/2048
(Pre-refunded to 02/15/2022) (PSF Guaranteed)(1)	25,000	25,655
2.625%, 02/15/2048
(Pre-refunded to 02/15/2022) (PSF Guaranteed)(1)	35,000	35,918

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Laredo Community College District,
5.000%, 08/01/2028
(Callable 08/01/2027) (Insured by BAM)	$350,000	$441,903
Leander Independent School District,
0.000%, 08/15/2040
(Callable 08/15/2024) (PSF Guaranteed)	20,000	8,859
Matagorda County Navigation District No. 1,
4.400%, 05/01/2030 (Insured by AMBAC)	925,000	1,148,119
Montgomery County Municipal Utility District No. 119:
4.000%, 04/01/2023 (Insured by BAM)	200,000	215,178
4.000%, 04/01/2024 (Insured by BAM)	200,000	221,420
Navasota Independent School District,
5.000%, 02/15/2048
(Callable 02/15/2025) (PSF Guaranteed)	2,100,000	2,440,032
New Hope Cultural Education Facilities Finance Corp.,
3.625%, 08/15/2022 (Callable 08/15/2021)(3)	135,000	135,905
North Texas Tollway Authority:
5.000%, 01/01/2024	100,000	113,813
5.000%, 01/01/2033 (Callable 01/01/2026)	675,000	804,843
5.000%, 01/01/2034 (Callable 01/01/2025)	95,000	109,461
0.000%, 09/01/2045 (Pre-refunded to 09/01/2031)(7)	40,000	60,282
Northeast Travis County Utility District:
0.000%, 09/01/2023 (Insured by BAM)	275,000	268,502
3.000%, 09/01/2027 (Insured by BAM)	170,000	191,214
Red River Education Finance Corp.,
5.000%, 06/01/2022	500,000	521,390
Rio Vista Independent School District,
4.000%, 08/15/2028
(Callable 08/15/2025) (Insured by BAM)	125,000	143,371
Rosebud-Lott Independent School District:
5.500%, 02/15/2030
(Callable 02/15/2025) (PSF Guaranteed)	100,000	120,083
5.500%, 02/15/2031
(Callable 02/15/2025) (PSF Guaranteed)	100,000	119,813
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	160,000	172,549
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034 (Callable 09/15/2022)	1,370,000	1,426,376
Sedona Lakes Municipal Utility District No. 1,
4.000%, 09/01/2026
(Callable 09/01/2025) (Insured by BAM)	85,000	96,936
Southwest Houston Redevelopment Authority,
5.000%, 09/01/2027 (Insured by AGM)	250,000	307,295

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sterling Independent School District,
3.000%, 02/15/2028
(Callable 02/15/2024) (PSF Guaranteed)	$190,000	$203,405
Texas Department of Housing & Community Affairs,
4.750%, 01/01/2049 (Callable 07/01/2028)	4,140,000	4,684,493
Texas Municipal Gas Acquisition & Supply Corp. I:
1.595%, 12/15/2026 (3 Month LIBOR USD + 1.450%)
(Callable 01/04/2021)(2)	3,000,000	2,952,510
6.250%, 12/15/2026	1,355,000	1,626,027
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2026 (Callable 12/15/2022)	190,000	205,386
5.000%, 12/15/2028 (Callable 12/15/2022)	575,000	618,752
5.000%, 12/15/2029 (Callable 12/15/2022)	1,000,000	1,073,630
Texas Municipal Power Agency,
5.000%, 09/01/2047 (Callable 02/01/2021)	500,000	501,590
Tioga Independent School District Public Facility Corp.:
3.250%, 08/15/2027 (Callable 08/15/2024)	200,000	199,996
4.000%, 08/15/2041 (Callable 08/15/2024)	825,000	830,214
Town of Providence Village TX,
4.000%, 03/01/2025 (Insured by BAM)	105,000	118,830
Travis County Municipal Utility District No. 4,
4.000%, 09/01/2035
(Callable 09/01/2022) (Insured by AGM)	615,000	645,129
Upper Trinity Regional Water District,
5.000%, 08/01/2032
(Callable 08/01/2028) (Insured by BAM)	240,000	307,649
Viridian Municipal Management District:
4.000%, 12/01/2027
(Callable 12/01/2023) (Insured by AGM)	315,000	343,715
4.000%, 12/01/2028
(Callable 12/01/2023) (Insured by AGM)	470,000	510,439
6.000%, 12/01/2035
(Callable 12/01/2024) (Insured by BAM)	90,000	108,465
Washington County Junior College District,
5.000%, 10/01/2028
(Callable 04/01/2026) (Insured by BAM)	500,000	607,640
Wimberley Independent School District,
4.000%, 08/15/2031
(Callable 08/15/2027) (PSF Guaranteed)	330,000	393,301
Total Texas
(Cost $41,103,766)		43,344,027	5.0%
Utah
Jordan Valley Water Conservancy District:
5.000%, 10/01/2032 (Callable 10/01/2026)	250,000	309,227
5.000%, 10/01/2033 (Callable 10/01/2026)	350,000	431,592
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Midvale Utah Redevelopment Agency,
5.000%, 05/01/2027	$290,000	$369,944
Salt Lake City Corp.:
5.000%, 07/01/2030 (Callable 07/01/2027)	155,000	192,936
5.000%, 07/01/2042 (Callable 07/01/2027)	2,725,000	3,307,224
South Ogden Conservation District,
4.000%, 02/01/2031
(Callable 02/01/2022) (Insured by MAC)	295,000	304,222
Timpanogos Special Service District,
4.000%, 06/01/2029 (Callable 06/01/2024)	50,000	55,056
Utah Charter School Finance Authority:
5.000%, 04/15/2027
(Callable 04/15/2026) (Insured by UT CSCE)	365,000	438,193
4.000%, 04/15/2028 (Insured by UT CSCE)	210,000	249,091
5.000%, 04/15/2028
(Callable 04/15/2026) (Insured by UT CSCE)	720,000	860,299
5.250%, 10/15/2028
(Callable 10/15/2023) (Insured by UT CSCE)	400,000	447,792
4.000%, 04/15/2029 (Insured by UT CSCE)	225,000	269,384
5.000%, 10/15/2032
(Callable 10/15/2027) (Insured by UT CSCE)	285,000	345,446
5.000%, 10/15/2036
(Callable 04/15/2023) (Insured by UT CSCE)	700,000	756,546
5.000%, 04/15/2037
(Callable 04/15/2026) (Insured by UT CSCE)	520,000	602,540
5.000%, 10/15/2043
(Callable 10/15/2023) (Insured by UT CSCE)	2,250,000	2,459,205
5.000%, 10/15/2043
(Callable 10/15/2027) (Insured by UT CSCE)	1,000,000	1,182,170
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	245,000	264,223
Utah Infrastructure Agency:
5.000%, 10/15/2026	140,000	171,837
5.000%, 10/15/2027	125,000	156,225
Utah Transit Authority,
5.000%, 12/15/2029 (Callable 06/15/2028)	75,000	95,673
Total Utah
(Cost $12,698,687)		13,268,825	1.5%
Vermont
City of Burlington VT,
5.000%, 07/01/2028 (Callable 07/01/2027)	275,000	346,093
Vermont Educational & Health Buildings Financing Agency,
5.000%, 12/01/2035 (Callable 06/01/2026)	710,000	850,502

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Vermont Housing Finance Agency,
3.650%, 11/01/2032 (Callable 11/01/2024)	$120,000	$128,484
Vermont Public Power Supply Authority:
5.000%, 07/01/2027	660,000	821,951
5.000%, 07/01/2028 (Callable 07/01/2027)	500,000	618,945
Winooski School District,
1.250%, 10/15/2021	3,500,000	3,511,690
Total Vermont
(Cost $6,169,001)		6,277,665	0.7%
Virginia
City of Petersburg VA,
4.000%, 11/01/2025
(Callable 11/01/2022) (Insured by ST AID)	290,000	301,675
Salem Economic Development Authority,
5.000%, 04/01/2021	250,000	251,933
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 10/01/2022)	3,000,000	3,094,620
Total Virginia
(Cost $3,584,982)		3,648,228	0.4%
Washington
Clark & Skamania Counties School District No. 112-6,
5.000%, 12/01/2031
(Callable 06/01/2025) (Insured by SCH BD GTY)	160,000	191,818
Energy Northwest,
5.000%, 07/01/2030 (Callable 07/01/2028)	600,000	784,854
King County Housing Authority,
5.000%, 12/01/2030 (Callable 12/01/2026)	1,125,000	1,347,480
King County Public Hospital District No. 1,
5.000%, 12/01/2029 (Callable 12/01/2028)	1,050,000	1,290,030
Lewis County School District No. 302,
5.000%, 12/01/2031
(Callable 06/01/2025) (Insured by SCH BD GTY)	235,000	280,484
Pacific County School District No. 118,
4.000%, 12/01/2025 (Insured by SCH BD GTY)	215,000	250,552
Pend Oreille County Public Utility District No. 1:
5.000%, 01/01/2022	300,000	309,666
5.000%, 01/01/2038 (Callable 01/01/2029)	2,500,000	2,877,075
State of Washington:
5.000%, 02/01/2038 (Callable 02/01/2024)	645,000	727,657
5.000%, 07/01/2042 (Callable 07/01/2028)	1,330,000	1,673,738
4.000%, 08/01/2042 (Callable 08/01/2022)	345,000	360,760
Washington Biomedical Research Properties 3.2,
5.000%, 01/01/2037 (Callable 07/01/2025)	100,000	118,148

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington State Housing Finance Commission:
3.700%, 12/01/2033 (Callable 06/01/2024)	$85,000	$85,973
3.700%, 12/01/2034 (Callable 06/01/2025)	45,000	48,875
4.000%, 06/01/2049 (Callable 06/01/2028)	460,000	509,505
Total Washington
(Cost $10,143,663)		10,856,615	1.3%
Wisconsin
Appleton Redevelopment Authority,
0.200%, 06/01/2036 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	1,700,000	1,700,000
Milwaukee Redevelopment Authority:
5.000%, 11/15/2030 (Callable 11/15/2026)	225,000	276,460
5.000%, 11/15/2032 (Callable 11/15/2026)	175,000	214,130
Public Finance Authority:
4.000%, 01/01/2021	435,000	435,000
5.000%, 01/01/2021	150,000	150,000
5.000%, 01/01/2022	150,000	156,375
5.000%, 01/01/2023	190,000	206,346
5.000%, 10/01/2023(3)	2,125,000	2,257,749
5.000%, 01/01/2024	230,000	259,348
5.000%, 10/01/2024(3)	875,000	947,056
5.000%, 01/01/2025	260,000	303,456
3.000%, 04/01/2025(3)	425,000	433,649
5.000%, 06/15/2025	220,000	254,131
3.000%, 03/01/2026 (Callable 03/01/2021)(3)	1,250,000	1,251,175
0.000%, 09/01/2028 (Pre-refunded to 09/01/2026)	100,000	88,720
5.000%, 03/01/2031 (Callable 03/01/2026)	440,000	517,911
5.000%, 10/01/2044 (Callable 04/01/2029)	1,750,000	2,135,087
Southeast Wisconsin Professional Baseball Park District,
0.000%, 12/15/2023 (ETM) (Insured by NATL)	25,000	24,657
Tender Option Bond Trust,
0.320%, 05/01/2054 (Callable 02/01/2021)
(Optional Put Date 01/07/2021)(1)(3)	498,000	498,000
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038 (Pre-refunded to 04/01/2023)	830,000	917,565
Village of Mount Pleasant WI:
5.000%, 04/01/2036 (Callable 04/01/2028)	1,000,000	1,242,900
4.000%, 04/01/2037 (Callable 04/01/2028)	1,000,000	1,154,810
5.000%, 04/01/2048 (Callable 04/01/2028)	1,435,000	1,729,907
Wisconsin Center District:
5.250%, 12/15/2023 (ETM) (Insured by AGM)	125,000	135,814
5.250%, 12/15/2023 (Insured by AGM)	75,000	83,674
0.000%, 12/15/2027	525,000	479,966
0.000%, 12/15/2027 (Insured by NATL)	220,000	198,374

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Center District: (cont.)
5.000%, 12/15/2027 (Callable 06/15/2026)	$500,000	$614,680
5.250%, 12/15/2027 (ETM) (Insured by AGM)	70,000	87,408
5.250%, 12/15/2027 (Insured by AGM)	195,000	242,699
0.000%, 12/15/2028 (Insured by AGM)	1,025,000	914,074
0.000%, 12/15/2028	255,000	227,404
5.000%, 12/15/2028 (Callable 06/15/2026)	345,000	423,508
0.000%, 12/15/2029	315,000	273,177
0.000%, 12/15/2030	460,000	388,286
0.000%, 12/15/2030 (Insured by AGM)	645,000	544,444
5.000%, 12/15/2030 (Callable 12/15/2022)	395,000	418,953
5.000%, 12/15/2030 (Callable 06/15/2026)	500,000	611,385
5.000%, 12/15/2031 (Callable 06/15/2026)	300,000	366,294
0.000%, 12/15/2037
(Callable 06/15/2026) (Insured by BAM)	1,980,000	1,141,094
Wisconsin Health & Educational Facilities Authority:
5.000%, 03/01/2021	150,000	150,723
5.000%, 03/01/2022	125,000	129,551
5.000%, 11/01/2022	120,000	124,480
5.000%, 07/01/2023	165,000	183,130
5.000%, 11/01/2023	125,000	131,850
5.000%, 07/01/2024	250,000	287,780
5.000%, 11/01/2024	155,000	166,051
4.000%, 09/15/2025 (Callable 09/15/2023)	225,000	236,077
5.000%, 11/01/2025	245,000	265,805
5.000%, 07/01/2026 (Callable 07/01/2024)	50,000	57,447
2.250%, 11/01/2026 (Callable 11/01/2021)	750,000	749,992
5.000%, 08/15/2028 (Callable 08/15/2023)	1,000,000	1,103,010
5.000%, 12/01/2028 (Callable 11/01/2026)	45,000	55,291
5.000%, 08/15/2029 (Callable 08/15/2027)	170,000	214,326
5.000%, 10/01/2029	515,000	678,991
5.000%, 12/15/2030 (Callable 12/15/2024)	480,000	553,637
5.000%, 02/15/2032 (Callable 02/15/2022)	670,000	697,175
5.000%, 04/01/2032 (Callable 10/01/2022)	290,000	311,092
4.375%, 06/01/2039 (Callable 06/01/2022)	175,000	180,630
5.000%, 08/15/2039 (Callable 08/15/2024)	1,400,000	1,581,300
5.250%, 10/15/2039 (Callable 10/15/2021)	460,000	472,912
4.000%, 11/15/2039 (Callable 05/15/2026)	500,000	568,785
5.000%, 11/15/2044 (Callable 11/15/2022)	330,000	349,269
5.000%, 12/15/2044 (Callable 12/15/2024)	500,000	562,725
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	700,000	849,107
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	2,410,000	2,772,705

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Housing & Economic Development Authority:
4.000%, 03/01/2048
(Callable 03/01/2027) (Insured by FNMA)	$1,445,000	$1,559,834
4.250%, 03/01/2049 (Callable 09/01/2028)	1,820,000	2,039,310
Total Wisconsin
(Cost $39,866,956)		41,338,651	4.8%
Wyoming
Wyoming Community Development Authority:
3.000%, 12/01/2044 (Callable 06/01/2024)	70,000	72,636
4.000%, 12/01/2048 (Callable 06/01/2028)	1,785,000	1,972,318
Total Wyoming
(Cost $1,957,112)		2,044,954	0.2%
Total Long-Term Investments
(Cost $815,001,598)		850,456,128	98.3%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	548,957	548,957
Total Short-Term Investment
(Cost $548,957)		548,957	0.1%
Total Investments
(Cost $815,550,555)		851,005,085	98.4%
Other Assets in Excess of Liabilities		13,446,104	1.6%
TOTAL NET ASSETS		$864,451,189	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
MAC – Municipal Assurance Corp.
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments (cont.)
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2020.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $48,599,022, which represents 5.62% of total net assets.

(4)	Seven-day yield.
(5)
Auction rate security. An auction rate security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2020 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$850,456,128	$—	$850,456,128
Total Long-Term Investments	—	850,456,128	—	850,456,128
Short-Term Investment
Money Market Mutual Fund	548,957	—	—	548,957
Total Short-Term Investment	548,957	—	—	548,957
Total Investments	$548,957	$850,456,128	$—	$851,005,085

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
December 31, 2020 (Unaudited)

The Baird Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

The coronavirus (COVID-19) challenges of 2020 were unexpected and unprecedented, but so was the speed and magnitude of the monetary and fiscal responses. The result was a year of significant volatility, yet a rewarding one for Fund investors who stayed the course. Over the full year, tax-exempt rates fell sharply across the curve with short rates falling 93bps and long yields declining 68bps, steepening the curve. As the year began, no one could have known the challenges that would soon be faced. Municipal funds were benefiting from a record streak of weekly inflows, state and local tax revenues were generally rising with the economy in its eleventh year of expansion and many municipalities were adding to an already healthy level of reserves. News broke in January of COVID-19 in the State of Washington; by the end of February, seven states had confirmed cases and it was spreading rapidly. Trading activity in the municipal market initially froze as the lockdowns began, then a torrent of selling was unleashed and a liquidity crisis quickly emerged. The selling and lack of dealer support for the market drove tax-exempt yields to record highs relative to comparable maturity Treasuries. Never had a U.S. economic shock been so swift, deep and broad, affecting so many municipalities. Investors were questioning the ability of municipalities to withstand this crisis and meet their obligations. On March 27th, President Trump signed the $2.2 trillion CARES Act which, along with other measures, offered substantial aid to nearly every sector of the municipal market. In addition, the establishment of the Municipal Liquidity Facility (MLF), which, for the first time ever, allowed the Fed to lend directly to states and other select municipalities, offered investors the psychological support they were looking for. As the policymakers acted, AAA-rated municipal yields peaked on March 20th and opportunistic investors began to emerge, looking to capitalize on the incredible undervaluation that had been created in the downdraft. From a credit perspective, the further in time we moved away from the initial economic shutdowns, the better the news became on tax revenues.

During 2020, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 474 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2020 include:

Contributors to Performance

•	Security selection
•	Credit sector – overweight to this sector and added to lower-quality issues as valuations became more attractive
•	Curve – favorable structure relative to benchmark

Detractors from Performance

•	The relative price differences between pricing services used by the Fund (ICE) and its benchmark (BVAL)
•	Sector – weighting in Education and Housing

Although the COVID-19 vaccinations have begun, we expect the economic impact of COVID-19 to linger well into 2021, particularly as it relates to travel and entertainment. Yet, with the massive fiscal stimulus that is already in the pipeline, and perhaps more coming now that the Democratic Party has full, albeit narrow, control of Washington, above-average economic growth is very likely this year.  This should boost state and local tax revenues helping municipalities recover from the pandemic-induced decline. With short-term rates anchored by the Fed, a steeper yield curve is likely which provides the opportunity for investors to capture the roll-down benefit as bonds age along a relatively steep curve. We expect the roll-down return to be an important component of total return this year, along with the yield advantage the Fund enjoys above that of its benchmark. Municipal credit spreads have room to narrow further, suggesting a modest credit overweight is appropriate. Strategic positioning across market sectors and the yield curve, a continued focus on credit to identify improving trends, plus the always-important security selection process will all be important to navigate through the current environment.

Baird Municipal Bond Fund
December 31, 2020 (Unaudited)

We expect the Fund will target a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of a steep, upwardly-sloping municipal curve and its sector weightings will favor an overweight to revenue-backed issues over general obligation debt. We believe an overweight credit posture is appropriate for the Fund to benefit from further economic recovery. We also believe our continued focus on selecting investments with strong fundamental tax and revenue support remains critical.

Baird Municipal Bond Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$21,901,820

	SEC 30-Day
	Yield(4)
	Institutional Class	1.71%
	Investor Class	1.44%

	Average
	Effective
	Duration	5.04 years

	Average
	Effective
	Maturity	5.30 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	124%

	Number of
	Holdings	182

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2020.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Municipal Bond Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Baird Municipal Bond Fund
December 31, 2020 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2020	Year	Inception(1)
Institutional Class Shares	9.95%	9.94%
Investor Class Shares	9.58%	9.58%
Bloomberg Barclays Municipal Bond Index(2)	5.21%	5.39%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2020.
(2)
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 15% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income that is taxable for federal income tax purposes, unlike municipal bonds which generally provide income exempt from federal income tax.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Community College System,
3.500%, 11/01/2025 (Insured by BAM)	$100,000	$112,318
Alabama Special Care Facilities Financing Authority,
5.000%, 06/01/2026 (Callable 06/01/2025)	110,000	130,724
Black Belt Energy Gas District,
4.000%, 12/01/2049 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	45,000	51,948
Chilton County Health Care Authority,
3.000%, 11/01/2027 (Callable 11/01/2025)	100,000	108,742
Eutaw Industrial Development Board,
0.060%, 06/01/2028 (Optional Put Date 01/04/2021)(1)	200,000	200,000
Industrial Development Board of the City of Mobile AL,
0.050%, 06/01/2034 (Optional Put Date 01/04/2021)(1)	200,000	200,000
Tallassee Board of Education,
4.000%, 08/01/2034
(Callable 08/01/2030) (Insured by AGM)	100,000	122,539
University of West Alabama:
4.000%, 01/01/2040
(Callable 01/01/2030) (Insured by AGM)	50,000	58,299
4.000%, 01/01/2041
(Callable 01/01/2030) (Insured by AGM)	100,000	116,271
Total Alabama
(Cost $1,066,518)		1,100,841	5.0%
Alaska
CIVIC Ventures,
5.000%, 09/01/2025	100,000	109,987
Total Alaska
(Cost $108,188)		109,987	0.5%
Arizona
Arizona Industrial Development Authority:
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	100,000	103,197
4.000%, 07/01/2032 (Callable 01/01/2028)
(Insured by SD CRED PROG)	100,000	113,322
Industrial Development Authority of the County of Pima,
4.000%, 07/01/2029	25,000	28,987
Total Arizona
(Cost $236,459)		245,506	1.1%
Arkansas
Batesville Public Facilities Board,
5.000%, 06/01/2026	150,000	168,166
Carroll-Boone Water District,
3.000%, 12/01/2032 (Callable 12/01/2025)	150,000	158,726

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southern Arkansas University,
4.000%, 03/01/2028
(Callable 03/01/2025) (Insured by AGM)	$130,000	$146,587
Total Arkansas
(Cost $463,969)		473,479	2.2%
California
California Infrastructure & Economic Development Bank,
0.478%, 08/01/2047 (1 Month LIBOR USD + 0.380%)
(Callable 02/01/2021)
(Mandatory Tender Date 08/01/2021)(2)	75,000	74,992
California Municipal Finance Authority,
5.000%, 10/01/2023	85,000	94,151
California School Finance Authority,
4.000%, 07/01/2021(3)	100,000	101,543
El Rancho Unified School District,
0.000%, 08/01/2031
(Callable 08/01/2028) (Insured by AGM)(7)	115,000	141,367
Los Alamitos Unified School District,
0.000%, 08/01/2042 (Callable 08/01/2029)(7)	105,000	118,873
Los Angeles Regional Airports Improvement Corp.,
4.500%, 01/01/2027 (Callable 01/01/2022)	125,000	128,918
Mayers Memorial Hospital District,
0.000%, 08/01/2029	160,000	128,643
Modesto Irrigation District,
0.731%, 09/01/2027 (3 Month LIBOR USD + 0.580%)
(Callable 02/01/2021) (Insured by NATL)(2)	60,000	59,257
Morongo Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2030)(7)	25,000	27,043
Newport Mesa Unified School District,
0.000%, 08/01/2042 (Callable 08/01/2031)(7)	35,000	49,513
Oak Park Unified School District,
0.000%, 08/01/2038
(Callable 08/01/2031) (Insured by AGM)(7)	50,000	74,358
Oxnard School District,
2.000%, 08/01/2045
(Callable 08/01/2026) (Insured by BAM)(7)	150,000	166,686
Total California
(Cost $1,107,782)		1,165,344	5.3%
Colorado
City & County of Denver CO,
5.000%, 08/01/2041 (Callable 08/01/2026)	115,000	137,096
Colorado Educational & Cultural Facilities Authority,
2.000%, 09/01/2030 (Callable 09/01/2028)	100,000	100,823

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado Health Facilities Authority,
4.250%, 12/01/2023 (ETM)	$15,000	$16,676
E-470 Public Highway Authority,
0.000%, 09/01/2029 (Insured by NATL)	100,000	88,858
Vauxmont Metropolitan District:
5.000%, 12/15/2032
(Callable 12/15/2024) (Insured by AGM)	25,000	29,097
3.250%, 12/15/2050
(Callable 12/15/2024) (Insured by AGM)	75,000	80,680
Total Colorado
(Cost $428,123)		453,230	2.1%
Connecticut
Connecticut State Higher
Education Supplement Loan Authority,
3.000%, 11/15/2035 (Callable 11/15/2026)	150,000	156,601
Total Connecticut
(Cost $146,754)		156,601	0.7%
District of Columbia
Metropolitan Washington Airports Authority,
0.000%, 10/01/2036 (Insured by AGC)	100,000	71,469
Total District of Columbia
(Cost $64,372)		71,469	0.3%
Florida
Capital Trust Agency, Inc.:
5.250%, 12/01/2024(3)	100,000	99,706
5.250%, 12/01/2058 (Callable 12/01/2028)(3)	150,000	159,078
City of Tallahassee FL,
4.000%, 12/01/2035 (Callable 06/01/2025)	25,000	26,601
County of St. Lucie FL,
0.030%, 09/01/2028 (Optional Put Date 01/04/2021)(1)	200,000	200,000
Florida Housing Finance Corp.,
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	125,000	138,126
JEA Water & Sewer System Revenue,
0.080%, 10/01/2038 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	300,000	300,000
Miami Health Facilities Authority,
5.000%, 07/01/2021	25,000	24,967
Orange County Convention Center,
4.000%, 10/01/2034 (Callable 10/01/2026)	150,000	170,892
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	200,000	224,188

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	$200,000	$213,574
University of West Florida,
4.000%, 06/01/2034 (Callable 06/01/2026)	50,000	54,926
Total Florida
(Cost $1,572,618)		1,612,058	7.4%
Georgia
Burke County Development Authority,
0.050%, 07/01/2049 (Optional Put Date 01/04/2021)(1)	100,000	100,000
Development Authority of Appling County,
1.500%, 01/01/2038
(Mandatory Tender Date 02/03/2025)(1)	100,000	102,107
Total Georgia
(Cost $200,000)		202,107	0.9%
Illinois
Chicago Board of Education,
5.500%, 12/01/2026 (Insured by NATL)	60,000	68,437
Chicago Park District,
5.000%, 01/01/2022	85,000	87,978
City of Chicago IL,
0.000%, 01/01/2027 (Insured by NATL)	100,000	86,076
Cook County Community College District No. 508,
5.250%, 12/01/2028 (Callable 12/01/2023)	75,000	80,251
Exceptional Children Have Opportunities,
4.000%, 12/01/2035 (Callable 12/01/2029)	150,000	174,796
Illinois Finance Authority:
5.125%, 05/15/2035 (Callable 02/01/2021)	25,000	25,065
4.125%, 11/15/2037 (Callable 11/15/2025)	30,000	33,175
6.000%, 10/01/2048 (Callable 10/01/2022)	100,000	104,276
Joliet Park District,
4.000%, 02/01/2033
(Callable 02/01/2023) (Insured by AGM)	100,000	103,939
Metropolitan Pier & Exposition Authority,
0.000%, 06/15/2029 (Insured by NATL)	100,000	84,122
Southern Illinois University,
5.000%, 04/01/2021	95,000	95,580
Upper Illinois River Valley Development Authority,
5.000%, 01/01/2045 (Callable 01/01/2027)(3)	100,000	104,304
Village of Crestwood IL,
4.000%, 12/15/2027
(Callable 12/15/2025) (Insured by BAM)	100,000	112,758

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Will County Community High School District No. 210:
0.000%, 01/01/2027	$30,000	$25,853
4.000%, 01/01/2034
(Callable 01/01/2029) (Insured by AGM)	100,000	112,297
Total Illinois
(Cost $1,249,461)		1,298,907	5.9%
Indiana
Indiana Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2023)	150,000	153,789
Indiana Health & Educational Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	100,000	121,327
St. Joseph County Airport Authority,
0.010%, 07/01/2028	155,000	140,453
Total Indiana
(Cost $384,731)		415,569	1.9%
Iowa
City of Cedar Rapids IA,
0.158%, 08/15/2029 (Insured by AMBAC)(1)(5)	100,000	96,250
City of Coralville IA,
4.000%, 06/01/2025 (Callable 06/01/2024)	100,000	99,727
Total Iowa
(Cost $195,772)		195,977	0.9%
Kansas
City of Coffeyville KS,
5.000%, 06/01/2025 (Insured by NATL)(3)	100,000	110,773
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	25,000	25,363
Total Kansas
(Cost $128,868)		136,136	0.6%
Kentucky
Kentucky Economic Development Finance Authority,
0.000%, 10/01/2027 (Insured by NATL)	90,000	80,821
Kentucky Public Energy Authority,
1.216%, 12/01/2049 (1 Month LIBOR USD + 1.120%)
(Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	50,000	50,367
Total Kentucky
(Cost $123,105)		131,188	0.6%
Louisiana
Louisiana Stadium & Exposition District,
5.000%, 07/01/2025 (Callable 07/01/2023)	125,000	137,102
Total Louisiana
(Cost $132,777)		137,102	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maryland
Maryland Health & Higher Educational Facilities Authority,
5.000%, 01/01/2030(6)	$100,000	$120,448
Total Maryland
(Cost $119,563)		120,448	0.6%
Massachusetts
Massachusetts Development Finance Agency:
3.500%, 10/01/2022(3)	60,000	61,312
5.000%, 07/15/2025(3)	50,000	57,562
Total Massachusetts
(Cost $114,645)		118,874	0.6%
Michigan
Flint Hospital Building Authority,
5.000%, 07/01/2023	50,000	52,624
Michigan Finance Authority,
5.000%, 07/01/2044 (Callable 07/01/2024)	300,000	323,043
Total Michigan
(Cost $375,335)		375,667	1.7%
Minnesota
City of Maple Grove MN,
4.000%, 05/01/2037 (Callable 05/01/2027)	105,000	114,031
Housing & Redevelopment Authority of The City of St. Paul,
5.000%, 12/01/2036 (Callable 12/01/2030)	150,000	177,233
Total Minnesota
(Cost $285,229)		291,264	1.3%
Mississippi
City of Gulfport MS,
5.000%, 07/01/2026	100,000	114,772
State of Mississippi,
5.000%, 10/15/2029 (Callable 10/15/2025)	120,000	139,219
Total Mississippi
(Cost $250,450)		253,991	1.2%
Missouri
Hickman Mills C-1 School District,
3.000%, 03/01/2040
(Callable 03/01/2028) (Insured by ST AID)	200,000	219,828
Industrial Development Authority of the City of St. Louis,
3.875%, 11/15/2029 (Callable 11/15/2026)	100,000	93,657
Missouri Southern State University,
4.000%, 10/01/2037
(Callable 10/01/2029) (Insured by AGM)	65,000	73,184

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Joseph Industrial Development Authority,
2.950%, 01/01/2022	$100,000	$99,364
St. Louis Land Clearance for Redevelopment Authority:
4.250%, 06/01/2026	125,000	137,079
3.875%, 10/01/2035 (Callable 10/01/2029)	165,000	156,012
Total Missouri
(Cost $769,609)		779,124	3.6%
Nebraska
Village of Boys Town NE,
3.000%, 09/01/2028	100,000	114,723
Total Nebraska
(Cost $100,000)		114,723	0.5%
Nevada
City of Sparks NV,
2.500%, 06/15/2024(3)	50,000	50,205
Total Nevada
(Cost $45,621)		50,205	0.2%
New Hampshire
New Hampshire Health and Education Facilities Authority:
3.150%, 04/01/2022 (Callable 11/01/2021)(3)	500,000	503,105
0.070%, 10/01/2030 (Callable 01/04/2021)
(Optional Put Date 01/07/2021)(1)	200,000	200,000
Total New Hampshire
(Cost $703,156)		703,105	3.2%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	85,000	91,288
Borough of Woodbury Heights NJ,
4.000%, 12/01/2024
(Callable 02/01/2021) (Insured by AGC)	20,000	20,053
Essex County Improvement Authority,
5.000%, 11/01/2027	100,000	125,774
New Jersey Economic Development Authority,
5.000%, 03/01/2029 (Callable 03/01/2023)	300,000	321,906
New Jersey Transportation Trust Fund Authority:
0.000%, 12/15/2026 (Insured by AMBAC)	35,000	32,054
4.000%, 06/15/2045 (Callable 12/15/2030)	200,000	223,664
State of New Jersey,
5.000%, 06/01/2029	200,000	259,038
Total New Jersey
(Cost $1,043,954)		1,073,777	4.9%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	$100,000	$93,857
Dutchess County Local Development Corp.:
3.000%, 07/01/2036 (Callable 07/01/2026)	150,000	157,250
5.000%, 07/01/2045 (Callable 07/01/2030)(3)	150,000	165,231
Metropolitan Transportation Authority:
5.000%, 05/15/2022	25,000	25,989
5.000%, 11/15/2023	50,000	54,121
0.646%, 11/01/2030 (1 Month LIBOR USD + 0.550%)
(Mandatory Tender Date 11/01/2022)(2)	25,000	24,214
Middletown City School District,
3.000%, 06/15/2034
(Callable 06/15/2024) (Insured by ST AID)	110,000	115,878
New York City Industrial Development Agency,
2.052%, 03/01/2025(1)	100,000	102,482
New York City Transitional Finance Authority,
4.000%, 07/15/2040
(Callable 07/15/2029) (Insured by ST AID)	150,000	176,559
New York State Dormitory Authority,
5.000%, 03/15/2048 (Callable 09/15/2028)	250,000	312,085
New York State Urban Development Corp.,
5.000%, 03/15/2047	200,000	257,224
Onondaga Civic Development Corp.,
5.000%, 10/01/2023	100,000	102,983
Town of Ramapo NY:
3.250%, 05/15/2023	100,000	98,067
3.750%, 03/01/2030 (Callable 03/01/2023)	50,000	48,105
Total New York
(Cost $1,663,988)		1,734,045	7.9%
North Carolina
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	50,935
Total North Carolina
(Cost $54,039)		50,935	0.2%
North Dakota
City of Dickinson ND,
5.000%, 10/01/2025 (Callable 10/01/2021)	100,000	101,961
County of Burleigh ND,
2.750%, 02/01/2022 (Callable 01/21/2021)	250,000	250,043
County of McKenzie ND,
5.000%, 08/01/2024 (Callable 08/01/2023)	100,000	109,674
Jamestown Park District,
4.000%, 07/01/2031 (Callable 07/01/2024)	100,000	108,906

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota Housing Finance Agency,
3.350%, 07/01/2031 (Callable 01/01/2027)	$90,000	$99,357
Total North Dakota
(Cost $662,368)		669,941	3.1%
Ohio
Cleveland-Cuyahoga County Port Authority,
5.000%, 08/01/2025 (Callable 08/01/2024)	160,000	178,515
Ohio Higher Educational Facility Commission,
2.659%, 12/01/2023(1)	170,000	175,370
Ohio Housing Finance Agency,
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	65,000	73,459
Ohio Turnpike & Infrastructure Commission,
0.000%, 02/15/2034 (Callable 02/15/2031)(7)	70,000	87,301
Port of Greater Cincinnati Development Authority:
3.000%, 05/01/2023 (Callable 05/01/2022)	100,000	100,068
5.000%, 04/01/2030	125,000	157,826
Total Ohio
(Cost $751,151)		772,539	3.5%
Oklahoma
Norman Regional Hospital Authority,
5.000%, 09/01/2037 (Callable 09/01/2027)	25,000	29,478
Tulsa Industrial Authority:
5.000%, 10/01/2022	100,000	104,608
5.000%, 10/01/2023	25,000	26,746
Total Oklahoma
(Cost $160,221)		160,832	0.7%
Oregon
Clackamas Community College District,
5.000%, 06/15/2038 (Callable 06/15/2027)(7)	100,000	122,385
Salem Hospital Facility Authority,
5.000%, 05/15/2034 (Callable 05/15/2029)	50,000	64,277
Total Oregon
(Cost $168,721)		186,662	0.9%
Pennsylvania
Berks County Industrial Development Authority,
5.000%, 11/01/2023	200,000	212,938
Bucks County Industrial Development Authority,
3.750%, 09/15/2043 (Callable 09/15/2023)	130,000	136,534
Dauphin County General Authority,
6.250%, 10/15/2053 (Callable 10/15/2028)(3)	400,000	411,348
Delaware County Authority,
4.000%, 10/01/2022	90,000	92,934
The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Delaware Valley Regional Finance Authority:
0.600%, 09/01/2048
(SIFMA Municipal Swap Index + 0.530%)
(Callable 09/01/2022)
(Mandatory Tender Date 09/01/2023)(2)	$150,000	$149,811
0.190%, 11/01/2055
(SIFMA Municipal Swap Index + 0.210%)
(Callable 01/04/2021) (Optional Put Date 01/07/2021)(1)	100,000	100,000
East Hempfield Township Industrial Development Authority,
5.000%, 07/01/2025	150,000	151,827
Mercer County Industrial Development Authority,
6.125%, 10/01/2050 (Callable 10/01/2025)(3)	300,000	308,832
Montgomery County Higher Education & Health Authority,
3.000%, 05/01/2036
(Mandatory Tender Date 05/01/2021)(1)	100,000	100,514
Montgomery County Industrial Development Authority,
5.000%, 11/15/2036 (Callable 11/15/2026)	150,000	174,250
Pennsylvania Higher Educational Facilities Authority:
5.000%, 01/01/2025 (Callable 01/01/2022)	90,000	92,425
5.000%, 05/01/2031 (Callable 05/01/2026)	25,000	29,521
5.000%, 07/01/2035 (Callable 07/01/2026)	100,000	100,379
Pennsylvania Turnpike Commission:
0.000%, 12/01/2040 (Callable 06/01/2029)(7)	75,000	78,965
5.000%, 12/01/2048 (Callable 12/01/2028)	40,000	50,112
Philadelphia Authority for Industrial Development,
3.500%, 12/01/2036 (Callable 12/01/2028)	100,000	110,352
Reading School District,
0.000%, 01/15/2029 (Insured by NATL)	100,000	86,152
Sayre Health Care Facilities Authority,
0.981%, 12/01/2031 (3 Month LIBOR USD + 0.830%)
(Callable 02/01/2021)(2)	75,000	72,742
Total Pennsylvania
(Cost $2,412,089)		2,459,636	11.2%
Rhode Island
Rhode Island Turnpike & Bridge Authority,
4.000%, 10/01/2036 (Callable 10/01/2029)	125,000	150,325
Total Rhode Island
(Cost $139,122)		150,325	0.7%
South Carolina
Florence-Darlington Commission for Technical Education,
5.000%, 03/01/2024 (Callable 09/01/2023)	100,000	106,059
Patriots Energy Group Financing Agency,
4.000%, 10/01/2048 (Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(1)	65,000	71,555

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Carolina Jobs-Economic Development Authority:
4.000%, 08/15/2030 (Callable 08/15/2026)	$100,000	$111,852
5.250%, 08/15/2033 (Callable 08/15/2026)	150,000	178,060
South Carolina State Housing
Finance & Development Authority,
3.800%, 07/01/2034
(Callable 07/01/2024) (Insured by GNMA)	75,000	77,467
South Carolina Transportation Infrastructure Bank,
0.546%, 10/01/2031 (1 Month LIBOR USD + 0.450%)
(Callable 10/01/2021)
(Mandatory Tender Date 10/01/2022)(2)	150,000	149,799
Total South Carolina
(Cost $672,472)		694,792	3.2%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	125,000	140,551
Total South Dakota
(Cost $133,804)		140,551	0.6%
Tennessee
City of Memphis TN,
4.000%, 12/01/2035 (Callable 12/01/2026)	125,000	145,227
Total Tennessee
(Cost $145,780)		145,227	0.7%
Texas
Arlington Higher Education Finance Corp.,
4.000%, 08/01/2033
(Callable 08/01/2028) (PSF Guaranteed)	125,000	148,626
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	100,000	108,995
Brazoria County Toll Road Authority,
0.000%, 03/01/2038 (Callable 03/01/2030)(7)	55,000	56,110
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	80,000	78,923
Harris County Cultural Education Facilities Finance Corp.,
0.640%, 12/01/2049
(SIFMA Municipal Swap Index + 0.570%)
(Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	40,000	39,806
Lower Colorado River Authority,
5.000%, 05/15/2040 (Callable 05/15/2025)	75,000	86,567
Tarrant County Cultural Education Facilities Finance Corp.,
2.250%, 11/15/2025	150,000	154,572

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Texas Municipal Gas Acquisition & Supply Corp. I,
6.250%, 12/15/2026	$90,000	$108,002
Total Texas
(Cost $750,200)		781,601	3.6%
Utah
Weber Basin Water Conservancy District,
5.000%, 10/01/2050 (Callable 10/01/2029)	205,000	260,865
Total Utah
(Cost $252,825)		260,865	1.2%
Washington
King County Housing Authority,
4.000%, 11/01/2036 (Callable 11/01/2029)	200,000	241,178
Pend Oreille County Public Utility District No. 1,
5.000%, 01/01/2038 (Callable 01/01/2029)	150,000	172,624
Washington Health Care Facilities Authority,
1.470%, 01/01/2035
(SIFMA Municipal Swap Index + 1.400%)
(Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	90,000	89,212
Total Washington
(Cost $471,232)		503,014	2.3%
Wisconsin
Palmyra-Eagle Area School District,
3.000%, 03/01/2025 (Callable 03/01/2023)	75,000	72,956
Public Finance Authority:
5.000%, 07/01/2022	55,000	57,087
5.000%, 10/01/2023(3)	75,000	79,685
5.000%, 10/01/2044 (Callable 04/01/2029)	250,000	305,012
Village of Mount Pleasant WI,
5.000%, 04/01/2048 (Callable 04/01/2028)	150,000	180,827
Wisconsin Center District:
0.000%, 12/15/2030 (Insured by AGM)	450,000	379,845
0.000%, 12/15/2037
(Callable 06/15/2026) (Insured by BAM)	200,000	115,262
Wisconsin Health & Educational Facilities Authority:
4.000%, 05/01/2038 (Callable 05/01/2025)	100,000	87,336
5.000%, 08/15/2039 (Callable 08/15/2024)	100,000	112,950
Wisconsin Housing & Economic Development Authority,
3.500%, 07/01/2025(3)	100,000	101,782
Total Wisconsin
(Cost $1,429,360)		1,492,742	6.8%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wyoming
Carbon County Specific Purpose Tax Joint Powers Board,
5.000%, 06/15/2025	$100,000	$113,379
Total Wyoming
(Cost $112,765)		113,379	0.5%
Total Long-Term Investments
(Cost $21,397,196)		22,103,765	100.9%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	102,702	102,702
Total Short-Term Investment
(Cost $102,702)		102,702	0.5%
Total Investments
(Cost $21,499,898)		22,206,467	101.4%
Liabilities in Excess of Other Assets		(304,647)	(1.4)%
TOTAL NET ASSETS		$21,901,820	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2020.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $2,508,951, which represents 11.46% of total net assets.

(4)	Seven-day yield.
(5)
Auction rate security. An auction rate security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2020

Notes to Schedule of Investments (cont.)
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2020.

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$22,103,765	$—	$22,103,765
Total Long-Term Investments	—	22,103,765	—	22,103,765
Short-Term Investment
Money Market Mutual Fund	102,702	—	—	102,702
Total Short-Term Investment	102,702	—	—	102,702
Total Investments	$102,702	$22,103,765	$—	$22,206,467

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/20 – 12/31/20).

Actual Expenses

The third and fourth columns of the following tables provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the tables (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2020 (Unaudited)

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund's	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/20	12/31/20	Period(1)	12/31/20	Period(1)
Baird Ultra Short Bond Fund
Institutional Class	0.15%	$1,000.00	$1,004.70	$0.76	$1,024.38	$0.76
Investor Class	0.40%	$1,000.00	$1,002.40	$2.01	$1,023.13	$2.03

Baird Short-Term Bond Fund
Institutional Class	0.30%	$1,000.00	$1,012.60	$1.52	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,010.30	$2.78	$1,022.37	$2.80

Baird Intermediate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,017.60	$1.52	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,016.30	$2.79	$1,022.37	$2.80

Baird Aggregate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,021.40	$1.52	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,020.20	$2.79	$1,022.37	$2.80

Baird Core Plus Bond Fund
Institutional Class	0.30%	$1,000.00	$1,028.40	$1.53	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,027.50	$2.80	$1,022.37	$2.80

Baird Short-Term
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,016.20	$1.52	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,013.80	$2.78	$1,022.37	$2.80

Baird Strategic
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,034.20	$1.53	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,033.60	$2.81	$1,022.37	$2.80

Baird Quality Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,016.40	$1.52	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,015.40	$2.79	$1,022.37	$2.80

Baird Core Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,028.70	$1.53	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,026.40	$2.80	$1,022.37	$2.80

Baird Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,047.30	$1.54	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,044.90	$2.83	$1,022.37	$2.80

(1)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 366 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2020

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $4,609,222,598,
$9,073,419,320 and
$5,152,382,827, respectively)	$4,612,657,624	$9,211,305,372	$5,406,396,337
Interest receivable	23,997,315	47,068,953	29,657,738
Receivable for Fund shares sold	22,999,393	40,402,764	13,859,019
Uninvested cash	238	—	—
Prepaid expenses and other assets	—	12,813	128,364
Total assets	4,659,654,570	9,298,789,902	5,450,041,458
LIABILITIES:
Payable for securities purchased	72,425,509	302,732,337	127,231,723
Payable for Fund shares redeemed	7,522,340	10,495,453	1,852,236
Due to custodian	—	54,751	—
Payable to Advisor, net (Note 5)	378,180	1,863,382	1,108,815
Accrued administration fees (Note 5)	189,090	372,676	221,763
Accrued Rule 12b-1 fees (Note 7)	19,223	52,757	22,070
Total liabilities	80,534,342	315,571,356	130,436,607
NET ASSETS	$4,579,120,228	$8,983,218,546	$5,319,604,851
NET ASSETS CONSIST OF:
Paid-in capital	$4,575,388,395	$8,835,782,689	$5,063,592,345
Total distributable earnings	3,731,833	147,435,857	256,012,506
NET ASSETS	$4,579,120,228	$8,983,218,546	$5,319,604,851
INSTITUTIONAL CLASS SHARES
Net Assets	$4,456,429,448	$8,790,481,561	$5,264,437,374
Shares outstanding ($0.01 par value,
unlimited shares authorized)	442,176,747	886,552,417	450,339,541
Net asset value, offering and
redemption price per share	$10.08	$9.92	$11.69
INVESTOR CLASS SHARES
Net Assets	$122,690,780	$192,736,985	$55,167,477
Shares outstanding ($0.01 par value,
unlimited shares authorized)	12,143,351	19,442,760	4,501,523
Net asset value, offering and
redemption price per share	$10.10	$9.91	$12.26

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2020

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $31,328,353,100
and $27,646,158,290, respectively)	$33,218,348,819	$29,679,013,266
Interest receivable	176,630,684	182,788,992
Receivable for Fund shares sold	100,250,102	80,263,703
Uninvested cash	307,972	—
Prepaid expenses and other assets	139,182	6,652
Total assets	33,495,676,759	29,942,072,613
LIABILITIES:
Payable for securities purchased	553,683,731	424,530,684
Payable for Fund shares redeemed	29,851,550	19,562,821
Due to custodian	—	53
Payable to Advisor, net (Note 5)	6,855,648	6,133,619
Accrued administration fees (Note 5)	1,371,130	1,226,724
Accrued Rule 12b-1 fees (Note 7)	364,308	755,125
Total liabilities	592,126,367	452,209,026
NET ASSETS	$32,903,550,392	$29,489,863,587
NET ASSETS CONSIST OF:
Paid-in capital	$31,033,756,196	$27,470,035,399
Total distributable earnings	1,869,794,196	2,019,828,188
NET ASSETS	$32,903,550,392	$29,489,863,587
INSTITUTIONAL CLASS SHARES
Net Assets	$31,874,599,159	$26,805,544,109
Shares outstanding ($0.01 par value,
unlimited shares authorized)	2,708,739,925	2,208,185,115
Net asset value, offering and
redemption price per share	$11.77	$12.14
INVESTOR CLASS SHARES
Net Assets	$1,028,951,233	$2,684,319,478
Shares outstanding ($0.01 par value,
unlimited shares authorized)	84,371,979	211,692,826
Net asset value, offering and
redemption price per share	$12.20	$12.68

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2020

			Baird
	Baird	Baird	Quality
	Short-Term	Strategic	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $1,546,220,865,
$169,039,130 and
$1,407,086,556, respectively)	$1,573,785,675	$171,250,079	$1,485,026,013
Interest receivable	12,047,208	986,279	12,981,379
Receivable for Fund shares sold	34,835,429	1,655,258	4,372,439
Deposits with broker for future contracts	—	3,695	—
Uninvested cash	112,759	—	—
Prepaid expenses and other assets	—	4,889	31
Total assets	1,620,781,071	173,900,200	1,502,379,862
LIABILITIES:
Payable for securities purchased	1,884,959	2,525,227	—
Payable for Fund shares redeemed	6,261,233	10,677	312,393
Payable to Advisor, net (Note 5)	330,372	31,614	316,351
Accrued administration fees (Note 5)	66,131	6,323	63,310
Accrued Rule 12b-1 fees (Note 7)	26,642	3,810	65,128
Total liabilities	8,569,337	2,577,651	757,182
NET ASSETS	$1,612,211,734	$171,322,549	$1,501,622,680
NET ASSETS CONSIST OF:
Paid-in capital	$1,584,545,057	$168,667,157	$1,433,068,700
Total distributable earnings	27,666,677	2,655,392	68,553,980
NET ASSETS	$1,612,211,734	$171,322,549	$1,501,622,680
INSTITUTIONAL CLASS SHARES
Net Assets	$1,519,978,919	$164,346,411	$1,449,233,436
Shares outstanding ($0.01 par value,
unlimited shares authorized)	145,762,030	15,401,260	120,438,097
Net asset value, offering and
redemption price per share	$10.43	$10.67	$12.03
INVESTOR CLASS SHARES
Net Assets	$92,232,815	$6,976,138	$52,389,244
Shares outstanding ($0.01 par value,
unlimited shares authorized)	8,859,780	653,812	4,245,852
Net asset value, offering and
redemption price per share	$10.41	$10.67	$12.34

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2020

	Baird Core
	Intermediate	Baird
	Municipal	Municipal
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $815,550,555
and $21,499,898, respectively)	$851,005,085	$22,206,467
Interest receivable	6,869,247	178,859
Receivable for Fund shares sold	8,599,012	5,001
Uninvested cash	23,684	—
Total assets	866,497,028	22,390,327
LIABILITIES:
Payable for securities purchased	1,803,654	382,183
Payable for Fund shares redeemed	24,071	100,556
Payable to Advisor, net (Note 5)	177,793	4,308
Accrued administration fees (Note 5)	35,754	862
Accrued Rule 12b-1 fees (Note 7)	4,567	598
Total liabilities	2,045,839	488,507
NET ASSETS	$864,451,189	$21,901,820
NET ASSETS CONSIST OF:
Paid-in capital	$828,453,637	$21,134,132
Total distributable earnings	35,997,552	767,688
NET ASSETS	$864,451,189	$21,901,820
INSTITUTIONAL CLASS SHARES
Net Assets	$842,156,606	$20,276,976
Shares outstanding ($0.01 par value,
unlimited shares authorized)	76,863,183	1,900,250
Net asset value, offering and
redemption price per share	$10.96	$10.67
INVESTOR CLASS SHARES
Net Assets	$22,294,583	$1,624,844
Shares outstanding ($0.01 par value,
unlimited shares authorized)	2,035,919	152,492
Net asset value, offering and
redemption price per share	$10.95	$10.66

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2020

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$38,570,711	$165,683,639	$117,871,144
Other income	—	12,814	—
Total investment income	38,570,711	165,696,453	117,871,144
EXPENSES:
Investment advisory fees (Note 5)	6,960,328	19,129,986	11,921,551
Administration fees (Note 5)	1,392,066	3,825,997	2,384,310
Rule 12b-1 fees – Investor Class Shares (Note 7)	188,910	443,178	131,043
Total expenses	8,541,304	23,399,161	14,436,904
Fee waiver by Advisor (Note 5)	(4,176,197)	—	—
Net expenses	4,365,107	23,399,161	14,436,904
NET INVESTMENT INCOME	34,205,604	142,297,292	103,434,240

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	3,997,972	94,099,405	94,825,703
Net change in unrealized
appreciation on investments	841,943	63,720,034	131,357,344
Net realized and unrealized gain on investments	4,839,915	157,819,439	226,183,047
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$39,045,519	$300,116,731	$329,617,287

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2020

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$664,397,536	$736,144,462
Other income	—	68,186
Total investment income	664,397,536	736,212,648
EXPENSES:
Investment advisory fees (Note 5)	68,333,750	66,717,956
Administration fees (Note 5)	13,666,750	13,343,591
Rule 12b-1 fees – Investor Class Shares (Note 7)	2,208,840	6,372,462
Total expenses	84,209,340	86,434,009
NET INVESTMENT INCOME	580,188,196	649,778,639

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	450,058,874	377,481,315
Net change in unrealized
appreciation on investments	1,082,021,852	1,156,986,439
Net realized and unrealized gain on investments	1,532,080,726	1,534,467,754
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,112,268,922	$2,184,246,393

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2020

			Baird
	Baird	Baird	Quality
	Short-Term	Strategic	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income	$22,943,539	$1,251,403	$32,573,105
Other income	—	4,998	—
Total investment income	22,943,539	1,256,401	32,573,105
EXPENSES:
Investment advisory fees (Note 5)	3,003,976	155,473	3,489,076
Administration fees (Note 5)	600,795	31,095	697,815
Interest expense (Note 6)	243	123	4,976
Rule 12b-1 fees – Investor Class Shares (Note 7)	179,628	9,772	182,100
Total expenses	3,784,642	196,463	4,373,967
NET INVESTMENT INCOME	19,158,897	1,059,938	28,199,138

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	15,898	1,217,532	(78,247)
Futures contracts	—	69,043	—
Net change in unrealized
appreciation on investments	17,888,577	2,171,814	29,683,436
Net realized and unrealized gain on investments	17,904,475	3,458,389	29,605,189
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$37,063,372	$4,518,327	$57,804,327

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2020

	Baird Core
	Intermediate	Baird
	Municipal	Municipal
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income	$15,353,571	$342,779
Other income	—	59
Total investment income	15,353,571	342,838
EXPENSES:
Investment advisory fees (Note 5)	1,608,719	34,266
Administration fees (Note 5)	321,744	6,853
Rule 12b-1 fees – Investor Class Shares (Note 7)	38,787	707
Total expenses	1,969,250	41,826
NET INVESTMENT INCOME	13,384,321	301,012

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	2,308,013	421,211
Net change in unrealized
appreciation on investments	17,146,048	664,767
Net realized and unrealized gain on investments	19,454,061	1,085,978
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$32,838,382	$1,386,990

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Ultra Short Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$34,205,604	$37,739,622
Net realized gain on investments	3,997,972	1,283,731
Net change in unrealized appreciation on investments	841,943	4,766,335
Net increase in net assets resulting from operations	39,045,519	43,789,688

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,157,653,645	1,576,519,226
Shares issued to holders in reinvestment of distributions	36,864,816	36,713,747
Cost of shares redeemed	(2,349,866,576)	(932,349,988)
Net increase in net assets resulting
from capital share transactions	2,844,651,885	680,882,985

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(37,083,722)	(37,557,823)
Investor Class	(1,027,965)	(624,557)
Total net distributions to shareholders	(38,111,687)	(38,182,380)

TOTAL INCREASE IN NET ASSETS	2,845,585,717	686,490,293

NET ASSETS:
Beginning of year	1,733,534,511	1,047,044,218
End of year	$4,579,120,228	$1,733,534,511

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$142,297,292	$161,129,708
Net realized gain on investments	94,099,405	24,666,686
Net change in unrealized appreciation on investments	63,720,034	107,756,900
Net increase in net assets resulting from operations	300,116,731	293,553,294

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,721,546,127	2,907,577,528
Shares issued to holders in reinvestment of distributions	191,263,918	149,691,548
Cost of shares redeemed	(2,673,470,942)	(2,278,660,216)
Net increase in net assets resulting
from capital share transactions	2,239,339,103	778,608,860

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(203,405,971)	(158,021,583)
Investor Class	(4,268,709)	(3,939,938)
Total net distributions to shareholders	(207,674,680)	(161,961,521)

TOTAL INCREASE IN NET ASSETS	2,331,781,154	910,200,633

NET ASSETS:
Beginning of year	6,651,437,392	5,741,236,759
End of year	$8,983,218,546	$6,651,437,392

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$103,434,240	$103,522,908
Net realized gain on investments	94,825,703	8,857,119
Net change in unrealized appreciation on investments	131,357,344	157,961,371
Net increase in net assets resulting from operations	329,617,287	270,341,398

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,550,823,989	1,396,378,184
Shares issued to holders in reinvestment of distributions	150,464,993	87,687,553
Cost of shares redeemed	(933,016,520)	(568,729,114)
Net increase in net assets resulting
from capital share transactions	768,272,462	915,336,623

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(170,877,181)	(102,554,663)
Investor Class	(1,643,514)	(1,094,238)
Total net distributions to shareholders	(172,520,695)	(103,648,901)

TOTAL INCREASE IN NET ASSETS	925,369,054	1,082,029,120

NET ASSETS:
Beginning of year	4,394,235,797	3,312,206,677
End of year	$5,319,604,851	$4,394,235,797

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$580,188,196	$547,157,275
Net realized gain on investments	450,058,874	117,338,627
Net change in unrealized appreciation on investments	1,082,021,852	1,082,352,966
Net increase in net assets resulting from operations	2,112,268,922	1,746,848,868

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,671,793,407	10,015,319,367
Shares issued to holders in reinvestment of distributions	897,531,339	512,385,172
Cost of shares redeemed	(6,436,143,568)	(4,678,796,166)
Net increase in net assets resulting
from capital share transactions	9,133,181,178	5,848,908,373

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(957,457,896)	(549,645,021)
Investor Class	(28,240,671)	(17,995,718)
Total net distributions to shareholders	(985,698,567)	(567,640,739)

TOTAL INCREASE IN NET ASSETS	10,259,751,533	7,028,116,502

NET ASSETS:
Beginning of year	22,643,798,859	15,615,682,357
End of year	$32,903,550,392	$22,643,798,859

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$649,778,639	$609,321,044
Net realized gain on investments	377,481,315	87,582,941
Net change in unrealized appreciation on investments	1,156,986,439	1,227,759,163
Net increase in net assets resulting from operations	2,184,246,393	1,924,663,148

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,935,514,754	8,006,235,991
Shares issued to holders in reinvestment of distributions	893,836,372	584,928,310
Cost of shares redeemed	(6,490,498,603)	(3,769,814,425)
Net increase in net assets resulting
from capital share transactions	4,338,852,523	4,821,349,876

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(877,183,905)	(567,068,342)
Investor Class	(80,861,249)	(60,455,523)
Total net distributions to shareholders	(958,045,154)	(627,523,865)

TOTAL INCREASE IN NET ASSETS	5,565,053,762	6,118,489,159

NET ASSETS:
Beginning of year	23,924,809,825	17,806,320,666
End of year	$29,489,863,587	$23,924,809,825

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$19,158,897	$11,618,292
Net realized gain (loss) on investments	15,898	(32,969)
Net change in unrealized appreciation on investments	17,888,577	9,376,603
Net increase in net assets resulting from operations	37,063,372	20,961,926

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,268,274,181	896,607,390
Shares issued to holders in reinvestment of distributions	15,454,180	9,383,424
Cost of shares redeemed	(705,651,336)	(244,784,136)
Net increase in net assets resulting
from capital share transactions	578,077,025	661,206,678

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(17,690,198)	(10,340,865)
Investor Class	(945,980)	(1,298,626)
Total net distributions to shareholders	(18,636,178)	(11,639,491)

TOTAL INCREASE IN NET ASSETS	596,504,219	670,529,113

NET ASSETS:
Beginning of year	1,015,707,515	345,178,402
End of year	$1,612,211,734	$1,015,707,515

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Strategic Municipal Bond Fund

		November 15, 2019^
	Year Ended	through
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$1,059,938	$22,291
Net realized gain on:
Investments	1,217,532	40,936
Futures contracts	69,043	—
Net change in unrealized appreciation on investments	2,171,814	39,135
Net increase in net assets resulting from operations	4,518,327	102,362

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	175,516,418	11,940,204
Shares issued to holders in reinvestment of distributions	1,816,257	19,842
Cost of shares redeemed	(20,666,990)	—
Net increase in net assets resulting
from capital share transactions	156,665,685	11,960,046

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(1,794,911)	(21,632)
Investor Class	(107,286)	(42)
Total net distributions to shareholders	(1,902,197)	(21,674)

TOTAL INCREASE IN NET ASSETS	159,281,815	12,040,734

NET ASSETS:
Beginning of period	12,040,734	—
End of period	$171,322,549	$12,040,734

^  Inception was the close of business on November 15, 2019.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Quality Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$28,199,138	$27,923,026
Net realized loss on investments	(78,247)	(296,303)
Net change in unrealized appreciation on investments	29,683,436	36,837,003
Net increase in net assets resulting from operations	57,804,327	64,463,726

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	489,982,241	456,956,508
Shares issued to holders in reinvestment of distributions	24,192,861	24,635,306
Cost of shares redeemed	(385,275,248)	(295,612,497)
Net increase in net assets resulting
from capital share transactions	128,899,854	185,979,317

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(26,280,951)	(26,299,068)
Investor Class	(1,218,131)	(1,731,578)
Total net distributions to shareholders	(27,499,082)	(28,030,646)

TOTAL INCREASE IN NET ASSETS	159,205,099	222,412,397

NET ASSETS:
Beginning of year	1,342,417,581	1,120,005,184
End of year	$1,501,622,680	$1,342,417,581

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$13,384,321	$10,624,164
Net realized gain on investments	2,308,013	1,173,329
Net change in unrealized appreciation on investments	17,146,048	16,527,720
Net increase in net assets resulting from operations	32,838,382	28,325,213

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	503,302,866	206,715,430
Shares issued to holders in reinvestment of distributions	11,616,466	7,931,294
Cost of shares redeemed	(209,742,930)	(70,580,422)
Net increase in net assets resulting
from capital share transactions	305,176,402	144,066,302

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(14,625,581)	(10,964,930)
Investor Class	(331,006)	(90,108)
Total net distributions to shareholders	(14,956,587)	(11,055,038)

TOTAL INCREASE IN NET ASSETS	323,058,197	161,336,477

NET ASSETS:
Beginning of year	541,392,992	380,056,515
End of year	$864,451,189	$541,392,992

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Municipal Bond Fund

		November 15, 2019^
	Year Ended	through
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$301,012	$14,645
Net realized gain on investments	421,211	31,173
Net change in unrealized appreciation on investments	664,767	41,802
Net increase in net assets resulting from operations	1,386,990	87,620

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,623,172	7,329,812
Shares issued to holders in reinvestment of distributions	613,016	13,576
Cost of shares redeemed	(445,444)	—
Net increase in net assets resulting
from capital share transactions	13,790,744	7,343,388

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(655,522)	(14,009)
Investor Class	(37,344)	(47)
Total net distributions to shareholders	(692,866)	(14,056)

TOTAL INCREASE IN NET ASSETS	14,484,868	7,416,952

NET ASSETS:
Beginning of period	7,416,952	—
End of period	$21,901,820	$7,416,952

^  Inception was the close of business on November 15, 2019.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019		2018	2017		2016
Per Share Data:
Net asset value, beginning of year	$10.06	$10.01		$10.03	$10.03		$9.98
Income from investment operations:
Net investment income(1)	0.12	0.26		0.23	0.13		0.11
Net realized and unrealized
gains (losses) on investments	0.05 (3)	0.05		(0.04)	0.00	(2)(3)	0.04
Total from investment operations	0.17	0.31		0.19	0.13		0.15
Less distributions:
Distributions from
net investment income	(0.14)	(0.26)		(0.21)	(0.13)		(0.10)
Distributions from net realized gains	(0.01)	(0.00	)(2)	—	—		—
Total distributions	(0.15)	(0.26)		(0.21)	(0.13)		(0.10)
Net asset value, end of year	$10.08	$10.06		$10.01	$10.03		$10.03
Total return	1.66%	3.11%		1.95%	1.30%		1.56%
Supplemental data and ratios:
Net assets, end of year (millions)	$4,456.4	$1,701.0		$1,031.5	$532.0		$387.3
Ratio of expenses to average net assets	0.15%	0.15%		0.15%	0.15%		0.15%
Ratio of expenses to average
net assets (before waivers)	0.30%	0.30%		0.30%	0.30%		0.30%
Ratio of net investment income
to average net assets	1.24%	2.61%		2.24%	1.31%		1.05%
Ratio of net investment income
to average net assets (before waivers)	1.09%	2.46%		2.09%	1.16%		0.90%
Portfolio turnover rate(4)	92%	70%		66%	83%		97%
(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019		2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$10.05	$10.00		$10.03	$10.03	$9.98
Income from investment operations:
Net investment income(1)	0.10	0.24		0.20	0.11	0.08
Net realized and unrealized
gains (losses) on investments	0.07 (2)	0.04		(0.04)	(0.01)	0.05
Total from investment operations	0.17	0.28		0.16	0.10	0.13
Less distributions:
Distributions from
net investment income	(0.11)	(0.23)		(0.19)	(0.10)	(0.08)
Distributions from net realized gains	(0.01)	(0.00	)(3)	—	—	—
Total distributions	(0.12)	(0.23)		(0.19)	(0.10)	(0.08)
Net asset value, end of year	$10.10	$10.05		$10.00	$10.03	$10.03
Total return	1.66%	2.87%		1.60%	1.05%	1.32%
Supplemental data and ratios:
Net assets, end of year (millions)	$122.7	$32.5		$15.6	$7.6	$5.2
Ratio of expenses to average net assets	0.40%	0.40%		0.40%	0.40%	0.40%
Ratio of expenses to average
net assets (before waivers)	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	0.99%	2.36%		1.99%	1.06%	0.80%
Ratio of net investment income
to average net assets (before waivers)	0.84%	2.21%		1.84%	0.91%	0.65%
Portfolio turnover rate(4)	92%	70%		66%	83%	97%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017		2016
Per Share Data:
Net asset value, beginning of year	$9.77	$9.57	$9.64	$9.66		$9.60
Income from investment operations:
Net investment income(1)	0.18	0.24	0.21	0.17		0.15
Net realized and unrealized
gains (losses) on investments	0.23	0.20	(0.07)	(0.02)		0.06
Total from investment operations	0.41	0.44	0.14	0.15		0.21
Less distributions:
Distributions from net investment income	(0.19)	(0.24)	(0.21)	(0.17)		(0.15)
Distributions from net realized gains	(0.07)	—	—	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.26)	(0.24)	(0.21)	(0.17)		(0.15)
Net asset value, end of year	$9.92	$9.77	$9.57	$9.64		$9.66
Total return	4.23%	4.68%	1.49%	1.53%		2.25%
Supplemental data and ratios:
Net assets, end of year (millions)	$8,790.5	$6,469.1	$5,596.2	$5,399.7		$3,769.3
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income
to average net assets	1.87%	2.50%	2.21%	1.73%		1.57%
Portfolio turnover rate(3)	64%	64%	58%	55%		44%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018	2017		2016
Per Share Data:
Net asset value, beginning of year	$9.77	$9.57	$9.64	$9.66		$9.60
Income from investment operations:
Net investment income(1)	0.16	0.22	0.19	0.14		0.13
Net realized and unrealized
gains (losses) on investments	0.21	0.20	(0.07)	(0.02)		0.06
Total from investment operations	0.37	0.42	0.12	0.12		0.19
Less distributions:
Distributions from
net investment income	(0.16)	(0.22)	(0.19)	(0.14)		(0.13)
Distributions from net realized gains	(0.07)	—	—	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.23)	(0.22)	(0.19)	(0.14)		(0.13)
Net asset value, end of year	$9.91	$9.77	$9.57	$9.64		$9.66
Total return	3.86%	4.42%	1.24%	1.28%		2.00%
Supplemental data and ratios:
Net assets, end of year (millions)	$192.7	$182.4	$145.0	$134.9		$104.9
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%		0.55%
Ratio of net investment income
to average net assets	1.62%	2.25%	1.96%	1.48%		1.32%
Portfolio turnover rate(3)	64%	64%	58%	55%		44%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017		2016
Per Share Data:
Net asset value, beginning of year	$11.27	$10.80	$11.01	$10.97		$10.93
Income from investment operations:
Net investment income(1)	0.25	0.29	0.27	0.26		0.25
Net realized and unrealized
gains (losses) on investments	0.58	0.46	(0.21)	0.04		0.06
Total from investment operations	0.83	0.75	0.06	0.30		0.31
Less distributions:
Distributions from
net investment income	(0.25)	(0.28)	(0.27)	(0.26)		(0.25)
Distributions from net realized gains	(0.16)	—	—	(0.00	)(2)	(0.02)
Total distributions	(0.41)	(0.28)	(0.27)	(0.26)		(0.27)
Net asset value, end of year	$11.69	$11.27	$10.80	$11.01		$10.97
Total return	7.42%	7.05%	0.58%	2.74%		2.83%
Supplemental data and ratios:
Net assets, end of year (millions)	$5,264.4	$4,342.1	$3,264.9	$2,902.0		$2,209.1
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income
to average net assets	2.17%	2.57%	2.51%	2.32%		2.21%
Portfolio turnover rate(3)	37%	26%	32%	31%		30%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018	2017		2016
Per Share Data:
Net asset value, beginning of year	$11.80	$11.29	$11.50	$11.44		$11.39
Income from investment operations:
Net investment income(1)	0.23	0.27	0.25	0.24		0.23
Net realized and unrealized
gains (losses) on investments	0.61	0.50	(0.22)	0.04		0.06
Total from investment operations	0.84	0.77	0.03	0.28		0.29
Less distributions:
Distributions from
net investment income	(0.22)	(0.26)	(0.24)	(0.22)		(0.22)
Distributions from net realized gains	(0.16)	—	—	(0.00	)(2)	(0.02)
Total distributions	(0.38)	(0.26)	(0.24)	(0.22)		(0.24)
Net asset value, end of year	$12.26	$11.80	$11.29	$11.50		$11.44
Total return	7.16%	6.83%	0.30%	2.53%		2.55%
Supplemental data and ratios:
Net assets, end of year (millions)	$55.2	$52.2	$47.3	$53.9		$98.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%		0.55%
Ratio of net investment income
to average net assets	1.92%	2.32%	2.26%	2.07%		1.96%
Portfolio turnover rate(3)	37%	26%	32%	31%		30%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$11.21	$10.53	$10.87	$10.70	$10.61
Income from investment operations:
Net investment income(1)	0.25	0.30	0.29	0.26	0.25
Net realized and unrealized
gains (losses) on investments	0.71	0.69	(0.33)	0.19	0.12
Total from investment operations	0.96	0.99	(0.04)	0.45	0.37
Less distributions:
Distributions from
net investment income	(0.27)	(0.31)	(0.30)	(0.28)	(0.26)
Distributions from net realized gains	(0.13)	—	—	—	(0.02)
Total distributions	(0.40)	(0.31)	(0.30)	(0.28)	(0.28)
Net asset value, end of year	$11.77	$11.21	$10.53	$10.87	$10.70
Total return	8.63%	9.48%	(0.30)%	4.20%	3.52%
Supplemental data and ratios:
Net assets, end of year (millions)	$31,874.6	$21,857.4	$14,897.5	$13,582.8	$9,769.9
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.13%	2.74%	2.77%	2.40%	2.25%
Portfolio turnover rate(2)	35%	31%	24%	28%	36%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$11.60	$10.89	$11.23	$11.05	$10.94
Income from investment operations:
Net investment income(1)	0.23	0.28	0.27	0.24	0.23
Net realized and unrealized
gains (losses) on investments	0.74	0.71	(0.33)	0.19	0.14
Total from investment operations	0.97	0.99	(0.06)	0.43	0.37
Less distributions:
Distributions from
net investment income	(0.24)	(0.28)	(0.28)	(0.25)	(0.24)
Distributions from net realized gains	(0.13)	—	—	—	(0.02)
Total distributions	(0.37)	(0.28)	(0.28)	(0.25)	(0.26)
Net asset value, end of year	$12.20	$11.60	$10.89	$11.23	$11.05
Total return	8.42%	9.17%	(0.54)%	3.90%	3.34%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,029.0	$786.4	$718.2	$825.4	$809.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	1.88%	2.49%	2.52%	2.15%	2.00%
Portfolio turnover rate(2)	35%	31%	24%	28%	36%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$11.56	$10.82	$11.22	$11.03	$10.85
Income from investment operations:
Net investment income(1)	0.29	0.33	0.33	0.30	0.29
Net realized and unrealized
gains (losses) on investments	0.72	0.75	(0.39)	0.21	0.22
Total from investment operations	1.01	1.08	(0.06)	0.51	0.51
Less distributions:
Distributions from
net investment income	(0.31)	(0.34)	(0.34)	(0.32)	(0.31)
Distributions from net realized gains	(0.12)	—	—	—	(0.02)
Total distributions	(0.43)	(0.34)	(0.34)	(0.32)	(0.33)
Net asset value, end of year	$12.14	$11.56	$10.82	$11.22	$11.03
Total return	8.80%	10.11%	(0.51)%	4.65%	4.73%
Supplemental data and ratios:
Net assets, end of year (millions)	$26,805.5	$21,424.9	$15,635.3	$13,920.2	$10,023.6
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.46%	2.95%	3.01%	2.68%	2.61%
Portfolio turnover rate(2)	33%	26%	26%	30%	33%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$12.05	$11.28	$11.68	$11.46	$11.26
Income from investment operations:
Net investment income(1)	0.28	0.32	0.31	0.28	0.27
Net realized and unrealized
gains (losses) on investments	0.74	0.76	(0.40)	0.23	0.23
Total from investment operations	1.02	1.08	(0.09)	0.51	0.50
Less distributions:
Distributions from
net investment income	(0.28)	(0.31)	(0.31)	(0.29)	(0.28)
Distributions from net realized gains	(0.11)	—	—	—	(0.02)
Total distributions	(0.39)	(0.31)	(0.31)	(0.29)	(0.30)
Net asset value, end of year	$12.68	$12.05	$11.28	$11.68	$11.46
Total return	8.58%	9.69%	(0.74)%	4.47%	4.47%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,684.3	$2,500.0	$2,171.0	$2,431.0	$2,881.8
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.21%	2.70%	2.76%	2.43%	2.36%
Portfolio turnover rate(2)	33%	26%	26%	30%	33%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018		2017		2016
Per Share Data:
Net asset value, beginning of year	$10.26	$10.06	$10.08		$9.97		$10.04
Income from investment operations:
Net investment income(1)	0.17	0.20	0.20		0.18		0.15
Net realized and unrealized
gains (losses) on investments	0.16	0.20	(0.03)		0.10		(0.08)
Total from investment operations	0.33	0.40	0.17		0.28		0.07
Less distributions:
Distributions from
net investment income	(0.16)	(0.20)	(0.19)		(0.17)		(0.14)
Distributions from net realized gains	—	—	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.16)	(0.20)	(0.19)		(0.17)		(0.14)
Net asset value, end of year	$10.43	$10.26	$10.06		$10.08		$9.97
Total return	3.25%	3.96%	1.75%		2.84%		0.71%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,520.0	$926.1	$281.2		$120.9		$52.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%		0.30%		0.30%
Ratio of net investment income
to average net assets	1.61%	1.96%	2.03%		1.74%		1.44%
Portfolio turnover rate(3)	32%	34%	107%		54%		38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018		2017		2016
Per Share Data:
Net asset value, beginning of year	$10.25	$10.04	$10.06		$9.96		$10.04
Income from investment operations:
Net investment income(1)	0.14	0.17	0.18		0.15		0.12
Net realized and unrealized
gains (losses) on investments	0.15	0.21	(0.03)		0.09		(0.08)
Total from investment operations	0.29	0.38	0.15		0.24		0.04
Less distributions:
Distributions from
net investment income	(0.13)	(0.17)	(0.17)		(0.14)		(0.12)
Distributions from net realized gains	—	—	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.13)	(0.17)	(0.17)		(0.14)		(0.12)
Net asset value, end of year	$10.41	$10.25	$10.04		$10.06		$9.96
Total return	2.90%	3.81%	1.52%		2.45%		0.40%
Supplemental data and ratios:
Net assets, end of year (millions)	$92.2	$89.6	$64.0		$4.9		$6.3
Ratio of expenses to average net assets	0.55%	0.55%	0.55%		0.55%		0.55%
Ratio of net investment income
to average net assets	1.36%	1.71%	1.78%		1.49%		1.19%
Portfolio turnover rate(3)	32%	34%	107%		54%		38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Institutional Class

	Year Ended	Period Ended
	December 31, 2020	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.18	0.02
Net realized and unrealized gain on investments	0.66	0.07
Total from investment operations	0.84	0.09
Less distributions:
Distributions from net investment income	(0.17)	(0.02)
Distributions from net realized gains	(0.07)	—
Total distributions	(0.24)	(0.02)
Net asset value, end of period	$10.67	$10.07
Total return	8.39%	0.88	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$164.3	$12.0
Ratio of expenses to average net assets	0.30%	0.30	%(4)
Ratio of net investment income to average net assets	1.72%	1.60	%(4)
Portfolio turnover rate(5)	119%	47	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Investor Class

	Year Ended	Period Ended
	December 31, 2020	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.15	0.02
Net realized and unrealized gain on investments	0.67	0.06
Total from investment operations	0.82	0.08
Less distributions:
Distributions from net investment income	(0.15)	(0.01)
Distributions from net realized gains	(0.07)	—
Total distributions	(0.22)	(0.01)
Net asset value, end of period	$10.67	$10.07
Total return	8.13%	0.85	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$6,976.1	$27.4
Ratio of expenses to average net assets	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	1.47%	1.35	%(4)
Portfolio turnover rate(5)	119%	47	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017		2016
Per Share Data:
Net asset value, beginning of year	$11.75	$11.38	$11.52	$11.43		$11.74
Income from investment operations:
Net investment income(1)	0.24	0.27	0.27	0.27		0.26
Net realized and unrealized
gains (losses) on investments	0.28	0.37	(0.14)	0.09		(0.31)
Total from investment operations	0.52	0.64	0.13	0.36		(0.05)
Less distributions:
Distributions from
net investment income	(0.24)	(0.27)	(0.27)	(0.27)		(0.26)
Distributions from return of capital	—	—	—	(0.00	)(2)	—
Total distributions	(0.24)	(0.27)	(0.27)	(0.27)		(0.26)
Net asset value, end of year	$12.03	$11.75	$11.38	$11.52		$11.43
Total return	4.43%	5.65%	1.19%	3.12%		(0.46)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,449.2	$1,257.4	$1,009.2	$1,044.1		$936.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income
to average net assets	2.03%	2.30%	2.39%	2.29%		2.19%
Portfolio turnover rate(3)	15%	20%	40%	31%		22%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018	2017		2016
Per Share Data:
Net asset value, beginning of year	$12.04	$11.66	$11.80	$11.69		$12.00
Income from investment operations:
Net investment income(1)	0.22	0.24	0.25	0.24		0.23
Net realized and unrealized
gains (losses) on investments	0.29	0.38	(0.15)	0.11		(0.31)
Total from investment operations	0.51	0.62	0.10	0.35		(0.08)
Less distributions:
Distributions from
net investment income	(0.21)	(0.24)	(0.24)	(0.24)		(0.23)
Distributions from return of capital	—	—	—	(0.00	)(2)	—
Total distributions	(0.21)	(0.24)	(0.24)	(0.24)		(0.23)
Net asset value, end of year	$12.34	$12.04	$11.66	$11.80		$11.69
Total return	4.23%	5.33%	0.90%	2.97%		(0.70)%
Supplemental data and ratios:
Net assets, end of year (millions)	$52.4	$85.1	$110.8	$107.3		$136.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%		0.55%
Ratio of net investment income
to average net assets	1.78%	2.05%	2.14%	2.00%		1.94%
Portfolio turnover rate(3)	15%	20%	40%	31%		22%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$10.65	$10.22	$10.32	$10.01	$10.13
Income from investment operations:
Net investment income(1)	0.23	0.25	0.23	0.21	0.18
Net realized and unrealized
gains (losses) on investments	0.33	0.43	(0.10)	0.30	(0.05)
Total from investment operations	0.56	0.68	0.13	0.51	0.13
Less distributions:
Distributions from
net investment income	(0.22)	(0.24)	(0.23)	(0.20)	(0.18)
Distributions from net realized gains	(0.03)	(0.01)	—	—	(0.07)
Total distributions	(0.25)	(0.25)	(0.23)	(0.20)	(0.25)
Net asset value, end of year	$10.96	$10.65	$10.22	$10.32	$10.01
Total return	5.26%	6.75%	1.30%	5.15%	1.14%
Supplemental data and ratios:
Net assets, end of year (millions)	$842.2	$535.5	$378.1	$234.8	$96.3
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.09%	2.36%	2.30%	2.04%	1.79%
Portfolio turnover rate(2)	35%	38%	70%	66%	95%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$10.64	$10.22	$10.32	$10.00	$10.13
Income from investment operations:
Net investment income(1)	0.20	0.22	0.21	0.18	0.16
Net realized and unrealized
gains (losses) on investments	0.33	0.43	(0.11)	0.32	(0.06)
Total from investment operations	0.53	0.65	0.10	0.50	0.10
Less distributions:
Distributions from
net investment income	(0.19)	(0.22)	(0.20)	(0.18)	(0.16)
Distributions from net realized gains	(0.03)	(0.01)	—	—	(0.07)
Total distributions	(0.22)	(0.23)	(0.20)	(0.18)	(0.23)
Net asset value, end of year	$10.95	$10.64	$10.22	$10.32	$10.00
Total return	5.01%	6.40%	1.05%	5.00%	0.91%
Supplemental data and ratios:
Net assets, end of year (millions)	$22.3	$5.9	$2.0	$1.7	$1.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	1.84%	2.11%	2.05%	1.79%	1.54%
Portfolio turnover rate(2)	35%	38%	70%	66%	95%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Institutional Class

	Year Ended	Period Ended
	December 31, 2020	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.23	0.02
Net realized and unrealized gain on investments	0.76	0.10
Total from investment operations	0.99	0.12
Less distributions:
Distributions from net investment income	(0.21)	(0.02)
Distributions from net realized gains	(0.21)	—
Total distributions	(0.42)	(0.02)
Net asset value, end of period	$10.67	$10.10
Total return	9.95%	1.19	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$20.3	$7.4
Ratio of expenses to average net assets	0.30%	0.30	%(4)
Ratio of net investment income to average net assets	2.20%	1.69	%(4)
Portfolio turnover rate(5)	124%	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Investor Class

	Year Ended	Period Ended
	December 31, 2020	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.21	0.02
Net realized and unrealized gain on investments	0.75	0.10
Total from investment operations	0.96	0.12
Less distributions:
Distributions from net investment income	(0.19)	(0.02)
Distributions from net realized gains	(0.21)	—
Total distributions	(0.40)	(0.02)
Net asset value, end of period	$10.66	$10.10
Total return	9.58%	1.16	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$1,624.8	$29.1
Ratio of expenses to average net assets	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	1.95%	1.44	%(4)
Portfolio turnover rate(5)	124%	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2020

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund and Baird Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), ten of the sixteen active funds in the series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Ultra Short Bond Fund	December 31, 2013	December 31, 2013
Baird Short-Term Bond Fund	August 31, 2004	September 19, 2012
Baird Intermediate Bond Fund	September 29, 2000	September 29, 2000
Baird Aggregate Bond Fund	September 29, 2000	September 29, 2000
Baird Core Plus Bond Fund	September 29, 2000	September 29, 2000
Baird Short-Term Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Strategic Municipal Bond Fund	November 15, 2019	November 15, 2019
Baird Quality Intermediate Municipal Bond Fund	March 30, 2001	March 30, 2001
Baird Core Intermediate Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Municipal Bond Fund	November 15, 2019	November 15, 2019

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 7.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  The Fund’s benchmark index, the Bloomberg Barclays U.S. Short-Term Government/Corporate Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities less than one year.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.  The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index.  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

Notes to the Financial Statements
December 31, 2020

1.	Organization (cont.)

The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The investment objective of the Baird Strategic Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The investment objective of the Baird Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. On December 31, 2020, entities affiliated with the Advisor held 25.4% of the Baird Municipal Bond Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Corporation is responsible for ensuring the securities are valued at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (generally, 4:00 p.m. ET).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”).  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken

Notes to the Financial Statements
December 31, 2020

2.	Significant Accounting Policies (cont.)

from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Securities Purchased on a When-Issued, Delayed Delivery or Forward Commitment Basis – Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be more or less favorable than the price or yield available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and/or marketable securities at least equal in value to commitments for when-issued, delayed delivery or forward commitment securities.

c)
Unregistered Securities – The Funds own certain investment securities which are unregistered.  All of the unregistered securities held by the Funds as of December 31, 2020 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been classified as liquid under the Funds’ liquidity risk management program.

The value of such securities for the Funds is as follows:

Fund	Value	% of Net Assets
Baird Ultra Short Bond Fund	$788,386,993	17.22%
Baird Short-Term Bond Fund	2,052,327,466	22.85%
Baird Intermediate Bond Fund	824,717,333	15.50%
Baird Aggregate Bond Fund	5,236,253,267	15.91%
Baird Core Plus Bond Fund	5,713,026,639	19.37%
Baird Short-Term Municipal Bond Fund	72,935,626	4.52%
Baird Strategic Municipal Bond Fund	22,740,569	13.27%
Baird Quality Intermediate Municipal Bond Fund	7,398,312	0.49%
Baird Core Intermediate Municipal Bond Fund	48,599,022	5.62%
Baird Municipal Bond Fund	2,508,951	11.46%

d)
Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may

Notes to the Financial Statements
December 31, 2020

2.	Significant Accounting Policies (cont.)

be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

e)
Financial Derivative Instruments – Financial derivative instruments, such as futures contracts, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

f)
Deposits with Broker – When trading derivative instruments, such as futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2020, the Baird Strategic Municipal Bond Fund had $3,695 in cash and cash equivalents on deposit with the broker for futures contracts which is presented on the Fund’s Statement of Assets and Liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At period end, the variation margin is shown as either a receivable or payable on the Fund’s Statement of Assets and Liabilities. The Fund expects to earn interest income on any margin deposits. At December 31, 2020, the Fund had no open positions in futures contracts and therefore there was no variation margin presented on the Fund's Statement of Assets and Liabilities.

g)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2020, or for any other tax years which are open for exam. As of December 31, 2020, open tax years include the tax years ended December 31, 2017 through 2020. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly

Notes to the Financial Statements
December 31, 2020

2.	Significant Accounting Policies (cont.)

change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

h)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

i)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on the trade date. Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

k)
Securities Transactions and Investment Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are recorded as interest income on the Statements of Operations for financial reporting purposes.

l)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

m)
New Accounting Pronouncements – In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The main objective of ASU 2020-04 is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Inter-bank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. ASU 2020-04 allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the adoption of ASU 2020-04 to the Funds’ financial statements and various filings.

n)
Other Matters – The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird Ultra Short Bond Fund

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	462,621,401	$4,663,501,345	152,736,068	$1,536,105,216
Shares issued to shareholders
in reinvestment of distributions	3,564,569	35,891,156	3,599,353	36,181,617
Shares redeemed	(193,156,605)	(1,944,377,181)	(90,279,310)	(908,254,883)
Net increase	273,029,365	$2,755,015,320	66,056,111	$664,031,950
Shares Outstanding:
Beginning of year	169,147,382		103,091,271
End of year	442,176,747		169,147,382

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	49,156,046	$494,152,300	4,021,429	$40,414,010
Shares issued to shareholders
in reinvestment of distributions	96,822	973,660	52,962	532,130
Shares redeemed	(40,343,759)	(405,489,395)	(2,397,279)	(24,095,105)
Net increase	8,909,109	$89,636,565	1,677,112	$16,851,035
Shares Outstanding:
Beginning of year	3,234,242		1,557,130
End of year	12,143,351		3,234,242
Total net increase		$2,844,651,885		$680,882,985

Baird Short-Term Bond Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	463,915,266	$4,586,770,494	289,867,873 (1)	$2,810,969,343 (1)
Shares issued to shareholders
in reinvestment of distributions	18,915,873	187,082,769	15,016,743	145,886,802
Shares redeemed	(258,354,649)	(2,542,726,663)	(227,421,040)	(2,212,086,535)
Net increase	224,476,490	$2,231,126,600	77,463,576	$744,769,610
Shares Outstanding:
Beginning of year	662,075,927		584,612,351
End of year	886,552,417		662,075,927

Notes to the Financial Statements
December 31, 2020

3.      Capital Share Transactions (cont.)

Baird Short-Term Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	13,605,960	$134,775,633	9,981,756	$96,608,185
Shares issued to shareholders
in reinvestment of distributions	422,979	4,181,149	391,693	3,804,746
Shares redeemed	(13,255,473)	(130,744,279)	(6,853,659)	(66,573,681)
Net increase	773,466	$8,212,503	3,519,790	$33,839,250
Shares Outstanding:
Beginning of year	18,669,294		15,149,504
End of year	19,442,760		18,669,294
Total net increase		$2,239,339,103		$778,608,860

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Intermediate Bond Fund

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	131,066,832	$1,530,910,134	124,549,008 (1)	$1,378,094,146 (1)
Shares issued to shareholders
in reinvestment of distributions	12,766,632	148,834,233	7,767,687	86,611,493
Shares redeemed	(78,696,908)	(912,589,791)	(49,521,814)	(552,159,328)
Net increase	65,136,556	$767,154,576	82,794,881	$912,546,311
Shares Outstanding:
Beginning of year	385,202,985		302,408,104
End of year	450,339,541		385,202,985

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,633,425	$19,913,855	1,564,836	$18,284,038
Shares issued to shareholders
in reinvestment of distributions	133,565	1,630,760	92,309	1,076,060
Shares redeemed	(1,686,067)	(20,426,729)	(1,425,125)	(16,569,786)
Net increase	80,923	$1,117,886	232,020	$2,790,312
Shares Outstanding:
Beginning of year	4,420,600		4,188,580
End of year	4,501,523		4,420,600
Total net increase		$768,272,462		$915,336,623

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird Aggregate Bond Fund

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,203,043,975	$14,069,540,913	890,354,110 (1)	$9,744,801,391
Shares issued to shareholders
in reinvestment of distributions	74,311,480	869,932,329	44,958,567	495,565,654
Shares redeemed	(518,886,091)	(6,008,637,812)	(400,015,560)	(4,414,787,850)
Net increase	758,469,364	$8,930,835,430	535,297,117	$5,825,579,195
Shares Outstanding:
Beginning of year	1,950,270,561		1,414,973,444
End of year	2,708,739,925		1,950,270,561

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	49,811,927	$602,252,494	23,678,620	$270,517,976
Shares issued to shareholders
in reinvestment of distributions	2,276,758	27,599,010	1,477,136	16,819,518
Shares redeemed	(35,497,571)	(427,505,756)	(23,327,468)	(264,008,316)
Net increase	16,591,114	$202,345,748	1,828,288	$23,329,178
Shares Outstanding:
Beginning of year	67,780,865		65,952,577
End of year	84,371,979		67,780,865
Total net increase		$9,133,181,178		$5,848,908,373

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Core Plus Bond Fund

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	748,369,472	$8,949,189,350	631,387,566	$7,152,999,146
Shares issued to shareholders
in reinvestment of distributions	67,703,177	813,547,951	46,248,366	524,909,170
Shares redeemed	(461,624,165)	(5,485,878,150)	(268,458,877)	(3,037,655,467)
Net increase	354,448,484	$4,276,859,151	409,177,055	$4,640,252,849
Shares Outstanding:
Beginning of year	1,853,736,631		1,444,559,576
End of year	2,208,185,115		1,853,736,631

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird Core Plus Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	78,958,693	$986,325,404	71,909,873	$853,236,845
Shares issued to shareholders
in reinvestment of distributions	6,401,361	80,288,421	5,080,103	60,019,140
Shares redeemed	(81,049,037)	(1,004,620,453)	(62,144,601)	(732,158,958)
Net increase	4,311,017	$61,993,372	14,845,375	$181,097,027
Shares Outstanding:
Beginning of year	207,381,809		192,536,434
End of year	211,692,826		207,381,809
Total net increase		$4,338,852,523		$4,821,349,876

Baird Short-Term Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	111,010,726	$1,148,586,895	83,569,164	$854,504,880
Shares issued to shareholders
in reinvestment of distributions	1,408,880	14,571,461	791,896	8,094,781
Shares redeemed	(56,886,182)	(586,467,058)	(22,094,002)	(225,537,364)
Net increase	55,533,424	$576,691,298	62,267,058	$637,062,297
Shares Outstanding:
Beginning of year	90,228,606		27,961,548
End of year	145,762,030		90,228,606

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	11,551,814	$119,687,286	4,140,204	$42,102,510
Shares issued to shareholders
in reinvestment of distributions	85,715	882,719	126,459	1,288,643
Shares redeemed	(11,522,304)	(119,184,278)	(1,894,173)	(19,246,772)
Net increase	115,225	$1,385,727	2,372,490	$24,144,381
Shares Outstanding:
Beginning of year	8,744,555		6,372,065
End of year	8,859,780		8,744,555
Total net increase		$578,077,025		$661,206,678

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird Strategic Municipal Bond Fund

	Year Ended		Period Ended
	December 31, 2020		December 31, 2019^
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	15,288,645	$161,427,996	1,191,211	$11,913,000
Shares issued to shareholders
in reinvestment of distributions	162,489	1,723,269	1,971	19,800
Shares redeemed	(1,243,056)	(13,109,436)	—	—
Net increase	14,208,078	$150,041,829	1,193,182	$11,932,800
Shares Outstanding:
Beginning of period	1,193,182		—
End of period	15,401,260		1,193,182

	Year Ended		Period Ended
	December 31, 2020		December 31, 2019^
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,355,384	$14,088,422	2,721	$27,204
Shares issued to shareholders
in reinvestment of distributions	8,830	92,988	4	42
Shares redeemed	(713,127)	(7,557,554)	—	—
Net increase	651,087	$6,623,856	2,725	$27,246
Shares Outstanding:
Beginning of period	2,725		—
End of period	653,812		2,725
Total net increase		$156,665,685		$11,960,046

^  Inception was on close of business November 15, 2019.

Baird Quality Intermediate Municipal Bond Fund

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	39,063,817	$465,544,211	37,429,313	$436,057,112
Shares issued to shareholders
in reinvestment of distributions	1,929,063	23,033,632	1,967,518	22,948,488
Shares redeemed	(27,597,516)	(324,736,306)	(21,039,444)	(244,334,905)
Net increase	13,395,364	$163,841,537	18,357,387	$214,670,695
Shares Outstanding:
Beginning of year	107,042,733		88,685,346
End of year	120,438,097		107,042,733

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird Quality Intermediate Municipal Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,016,175	$24,438,030	1,754,039	$20,899,396
Shares issued to shareholders
in reinvestment of distributions	94,848	1,159,229	141,316	1,686,818
Shares redeemed	(4,929,837)	(60,538,942)	(4,334,171)	(51,277,592)
Net decrease	(2,818,814)	$(34,941,683)	(2,438,816)	$(28,691,378)
Shares Outstanding:
Beginning of year	7,064,666		9,503,482
End of year	4,245,852		7,064,666
Total net increase		$128,899,854		$185,979,317

Baird Core Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	43,702,531	$472,813,969	19,236,314	$202,455,794
Shares issued to shareholders
in reinvestment of distributions	1,042,918	11,293,123	744,428	7,848,852
Shares redeemed	(18,165,745)	(194,263,467)	(6,689,681)	(70,036,885)
Net increase	26,579,704	$289,843,625	13,291,061	$140,267,761
Shares Outstanding:
Beginning of year	50,283,479		36,992,418
End of year	76,863,183		50,283,479

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,881,342	$30,488,897	405,371	$4,259,636
Shares issued to shareholders
in reinvestment of distributions	29,884	323,343	7,809	82,442
Shares redeemed	(1,430,773)	(15,479,463)	(51,823)	(543,537)
Net increase	1,480,453	$15,332,777	361,357	$3,798,541
Shares Outstanding:
Beginning of year	555,466		194,109
End of year	2,035,919		555,466
Total net increase		$305,176,402		$144,066,302

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird Municipal Bond Fund

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019^
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,148,322	$11,975,672	730,100	$7,301,000
Shares issued to shareholders
in reinvestment of distributions	54,692	580,080	1,342	13,530
Shares redeemed	(34,206)	(363,107)	—	—
Net increase	1,168,808	$12,192,645	731,442	$7,314,530
Shares Outstanding:
Beginning of period	731,442		—
End of period	1,900,250		731,442

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019^
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	154,179	$1,647,500	2,881	$28,812
Shares issued to shareholders
in reinvestment of distributions	3,093	32,936	5	46
Shares redeemed	(7,666)	(82,337)	—	—
Net increase	149,606	$1,598,099	2,886	$28,858
Shares Outstanding:
Beginning of period	2,886		—
End of period	152,492		2,886
Total net increase		$13,790,744		$7,343,388

^  Inception was on close of business November 15, 2019.

During the year ended December 31, 2019, the Funds satisfied purchase in-kind requests made by large institutional shareholders by transferring cash and securities into the Funds. The transfers were effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

Year Ended December 31, 2019

		Value of Cash and	Shares
Fund	Effective Date	Securities Received	Sold
Baird Short-Term Bond Fund – Institutional Class	April 17, 2019	$20,928,303	2,164,251
Baird Short-Term Bond Fund – Institutional Class	May 30, 2019	4,117,024	424,435
Baird Short-Term Bond Fund – Institutional Class	September 27, 2019	27,827,277	2,848,237
Total		$52,872,604

Baird Intermediate Bond Fund – Institutional Class	February 27, 2019	$31,286,219	2,878,217
Baird Intermediate Bond Fund – Institutional Class	April 24, 2019	5,132,174	465,715
Baird Intermediate Bond Fund – Institutional Class	April 24, 2019	730,646	66,302
Baird Intermediate Bond Fund – Institutional Class	May 30, 2019	7,067,068	637,822
Total		$44,216,107

Baird Aggregate Bond Fund – Institutional Class	May 30, 2019	$15,529,086	1,424,687
Total		$15,529,086

Notes to the Financial Statements
December 31, 2020

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2020, purchases and sales of investment securities (excluding short-term investments and any in-kind transactions) were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Baird Ultra Short Bond Fund	$311,450,638	$455,799,578	$2,687,409,356	$1,280,246,430
Baird Short-Term Bond Fund	3,875,877,314	3,166,349,524	3,130,985,407	1,635,108,534
Baird Intermediate Bond Fund	1,440,582,096	1,287,407,491	998,530,615	443,465,967
Baird Aggregate Bond Fund	7,613,259,593	6,049,081,269	9,746,559,900	3,268,488,284
Baird Core Plus Bond Fund	5,296,754,393	5,630,454,025	6,987,273,789	2,980,360,645
Baird Short-Term
Municipal Bond Fund	—	—	836,685,411	350,811,405
Baird Strategic Municipal Bond Fund	—	—	182,220,624	70,072,086
Baird Quality Intermediate
Municipal Bond Fund	—	—	325,110,324	200,556,550
Baird Core Intermediate
Municipal Bond Fund	—	—	457,808,969	212,943,082
Baird Municipal Bond Fund	—	—	29,672,042	16,488,892

As of December 31, 2020, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$4,609,222,598	$9,073,462,528	$5,155,326,113
Gross unrealized appreciation	$5,024,523	$140,867,477	$260,161,913
Gross unrealized depreciation	(1,589,497)	(3,024,633)	(9,091,689)
Net unrealized appreciation	3,435,026	137,842,844	251,070,224
Undistributed ordinary income	304,650	4,590,708	2,334,292
Undistributed long-term capital gains	—	5,002,305	2,607,990
Distributable earnings	304,650	9,593,013	4,942,282
Other accumulated losses	(7,843)	—	—
Total distributable earnings	$3,731,833	$147,435,857	$256,012,506

		Baird	Baird
		Aggregate	Core Plus
		Bond Fund	Bond Fund
Cost of investments		$31,348,903,035	$27,660,656,061
Gross unrealized appreciation		$1,954,418,458	$2,096,203,053
Gross unrealized depreciation		(84,972,674)	(77,845,848)
Net unrealized appreciation		1,869,445,784	2,018,357,205
Undistributed ordinary income		2,065,275	2,205,220
Distributable earnings		2,065,275	2,205,220
Other accumulated losses		(1,716,863)	(734,237)
Total distributable earnings		$1,869,794,196	$2,019,828,188

Notes to the Financial Statements
December 31, 2020

4.	Investment Transactions and Income Tax Information (cont.)

	Baird	Baird	Baird Quality
	Short-Term	Strategic	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$1,546,271,044	$169,039,130	$1,407,129,876
Gross unrealized appreciation	$28,172,854	$2,341,541	$78,118,542
Gross unrealized depreciation	(658,223)	(130,592)	(222,405)
Net unrealized appreciation	27,514,631	2,210,949	77,896,137
Undistributed ordinary income	—	384,213	—
Undistributed tax-exempt income	524,675	60,230	700,056
Distributable earnings	524,675	444,443	700,056
Other accumulated losses	(372,629)	—	(10,042,213)
Total distributable earnings	$27,666,677	$2,655,392	$68,553,980

		Baird Core
		Intermediate	Baird
		Municipal	Municipal
		Bond Fund	Bond Fund
Cost of investments		$815,556,772	$21,499,898
Gross unrealized appreciation		$35,815,148	$742,596
Gross unrealized depreciation		(366,835)	(36,027)
Net unrealized appreciation		35,448,313	706,569
Undistributed ordinary income		221,028	49,950
Undistributed tax-exempt income		384,177	11,169
Distributable earnings		605,205	61,119
Other accumulated losses		(55,966)	—
Total distributable earnings		$35,997,552	$767,688

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  Permanent differences are due to equalization, over distributions, miscellaneous book adjustments and net operating losses.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2020, the following table shows the reclassifications made:

	Total
	Distributable	Paid-in
Fund	Earnings	Capital
Baird Ultra Short Bond Fund	$(183,972)	$183,972
Baird Short-Term Bond Fund	(11,327,491)	11,327,491
Baird Intermediate Bond Fund	(6,633,868)	6,633,868
Baird Aggregate Bond Fund	(45,015,380)	45,015,380
Baird Core Plus Bond Fund	(34,250,299)	34,250,299
Baird Strategic Municipal Bond Fund	(41,426)	41,426
Baird Core Intermediate Municipal Bond Fund	(337,647)	337,647

Notes to the Financial Statements
December 31, 2020

4.	Investment Transactions and Income Tax Information (cont.)

Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax components of distributions paid during the periods shown below were as follows:

	Year Ended December 31, 2020
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$38,111,687	$—	$—	$38,111,687
Baird Short-Term Bond Fund	185,540,551	22,134,129	—	207,674,680
Baird Intermediate Bond Fund	124,544,107	47,976,588	—	172,520,695
Baird Aggregate Bond Fund	785,940,815	199,757,752	—	985,698,567
Baird Core Plus Bond Fund	778,259,758	179,785,396	—	958,045,154
Baird Short-Term Municipal Bond Fund	105,949	—	18,530,229	18,636,178
Baird Strategic Municipal Bond Fund	986,026	—	916,171	1,902,197
Baird Quality Intermediate
Municipal Bond Fund	—	—	27,499,082	27,499,082
Baird Core Intermediate
Municipal Bond Fund	1,187,579	810,416	12,958,592	14,956,587
Baird Municipal Bond Fund	410,515	—	282,351	692,866

	Year Ended December 31, 2019
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$38,182,380	$—	$—	$38,132,380
Baird Short-Term Bond Fund	161,961,521	—	—	161,961,521
Baird Intermediate Bond Fund	103,648,901	—	—	103,648,901
Baird Aggregate Bond Fund	567,640,739	—	—	567,640,739
Baird Core Plus Bond Fund	627,523,865	—	—	627,523,865
Baird Short-Term Municipal Bond Fund	28,242	—	11,611,249	11,639,491
Baird Quality Intermediate
Municipal Bond Fund	6,546	—	28,024,100	28,030,646
Baird Core Intermediate
Municipal Bond Fund	66,614	398,341	10,590,083	11,055,038

	Period Ended December 31, 2019(1)
	Ordinary	Tax-Exempt
Fund	Income	Income	Total
Baird Strategic Municipal Bond Fund	$314	$21,360	$21,674
Baird Municipal Bond Fund	166	13,890	14,056

(1)	For the period from close of business on November 15,2019 (inception date) through December 31, 2019.

The Funds in the table above designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2020. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Notes to the Financial Statements
December 31, 2020

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2020, the following Funds deferred, on a tax basis, post-October losses of & specified losses:

Fund	Loss Deferral
Baird Ultra Short Bond Fund	$7,843
Baird Aggregate Bond Fund	1,716,863
Baird Core Plus Bond Fund	734,237
Baird Core Intermediate Municipal Bond Fund	55,966

At December 31, 2020, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Short-Term Municipal Bond Fund	$372,629	$—	Indefinitely	N/A
Baird Quality Intermediate Municipal Bond Fund	5,426,515	4,615,698	Indefinitely	Indefinitely

During the year ended December 31, 2020, the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Core Plus Bond Fund, and Baird Short-Term Municipal Bond Fund utilized capital loss carryover of $7,371,164, $9,020,920, $34,267,426, and $18,963, respectively.

5.	Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers and employees of the Advisor are also officers of the Funds.

For Baird Ultra Short Bond Fund, the Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2022. The agreement may only be terminated prior to the end of this term by or with the consent of the Board.

For the year ended December 31, 2020, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Corporation on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$4,176,197

These fees are not subject to recoupment by the Advisor.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2020 for the Funds.

Notes to the Financial Statements
December 31, 2020

5.	Investment Advisory and Other Agreements (cont.)

The Funds may use related party broker-dealers. For the year ended December 31, 2020, there were no brokerage commissions paid to broker-dealers affiliated with the Advisor. The Advisor or its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor. For the year ended December 31, 2020, the Funds purchased the following amounts of such securities:

Fund	Purchases
Baird Ultra Short Bond Fund	$17,050,000
Baird Short-Term Bond Fund	12,000,000
Baird Intermediate Bond Fund	2,800,000
Baird Aggregate Bond Fund	14,100,000
Baird Short-Term Municipal Bond Fund	28,850,000
Baird Strategic Municipal Bond Fund	2,300,000
Baird Core Intermediate Municipal Bond Fund	6,000,000
Baird Municipal Bond Fund	200,000

6.	Line of Credit

The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the sixteen Funds comprising the Corporation a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $600,000,000 of total borrowings for the Funds comprising the Corporation, whichever is less. U.S. Bank charges interest at the U.S. Prime Rate less 2%, but in no event less than a net rate of 1% per annum. As of December 31, 2020, the Prime Rate was 3.25%. The LOC matures on May 24, 2021, unless renewed. The Corporation has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year ended December 31, 2020, the Funds borrowed from the LOC as follows:

	Amount	Interest Charges	Borrowing
Fund	Borrowed	Accrued	Rate
Baird Quality Intermediate Municipal Bond Fund	$26,539,000	$4,976	2.25%
Baird Short-Term Municipal Bond Fund	2,043,000	71	1.25%
Baird Short-Term Municipal Bond Fund	4,961,000	172	1.25%
Baird Strategic Municipal Bond Fund	1,001,000	104	1.25%
Baird Strategic Municipal Bond Fund	889,000	31	1.25%
Baird Strategic Municipal Bond Fund	270,000	9	1.25%

No other borrowings occurred during the year ended December 31, 2020 nor were any other borrowings outstanding under the LOC as of December 31, 2020.

Notes to the Financial Statements
December 31, 2020

7.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.

For the year ended December 31, 2020, the Funds incurred fees pursuant to the Plan as follows:

Fund
Baird Ultra Short Bond Fund	$188,910
Baird Short-Term Bond Fund	443,178
Baird Intermediate Bond Fund	131,043
Baird Aggregate Bond Fund	2,208,840
Baird Core Plus Bond Fund	6,372,462
Baird Short-Term Municipal Bond Fund	179,628
Baird Strategic Municipal Bond Fund	9,772
Baird Quality Intermediate Municipal Bond Fund	182,100
Baird Core Intermediate Municipal Bond Fund	38,787
Baird Municipal Bond Fund	707

8.	Other Derivative Information

As a principal investment strategy, the Baird Strategic Municipal Bond Fund may invest in U.S. Treasury futures contracts for duration and yield curve management or to manage market and interest rate risk. The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, the fair value of futures contracts, the diversification effects among the Fund’s open positions and the liquidity of the markets in which it trades.

The Baird Strategic Municipal Bond Fund had no outstanding futures contracts at December 31, 2020.

Management has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect a Fund’s Statement of Assets and Liabilities and Statement of Operations. The derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Statement of Operations.

The following table presents the results of the derivative trading and information related to volume for the year ended December 31, 2020 for the Baird Strategic Municipal Bond Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund's Statement of Operations.

	Gain (Loss) from Trading
		Net Change
Fund and Type of Derivative Instrument	Net Realized	in Unrealized
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts
Interest rate	$69,043	$—
Total U.S. Treasury futures contracts	$69,043	$—

Notes to the Financial Statements
December 31, 2020

8.	Other Derivative Information (cont.)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2020 were:

	Average Notional Amount
	Long	Short
	Contracts	Contracts
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts	$—	$991,041

Please refer to the Fund's prospectus for a full listing of risks associated with these investments.

9.	Subsequent Events

In preparing these financial statements, management has evaluated events after December 31, 2020. There were no subsequent events since December 31, 2020, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statements
	Statements of	of Changes	Financial
Fund Name	Operations	in Net Assets	Highlights
Baird Ultra Short Bond Fund, Baird Short-Term Bond	For the	For the	For the
Fund, Baird Intermediate Bond Fund, Baird Aggregate	year ended	years ended	years ended
Bond Fund, Baird Core Plus Bond Fund, Baird	December 31,	December 31,	December 31,
Short-Term Municipal Bond Fund, Baird Quality	2020	2020 and 2019	2020, 2019,
Intermediate Municipal Bond Fund, Baird Core			2018, and 2017
Intermediate Municipal Bond Fund
Baird Strategic Municipal Bond Fund,	For the	For the year ended December 31,
Baird Municipal Bond Fund	year ended	2020 and for the period from
	December 31,	November 15, 2019
	2020	(commencement of operations)
through December 31, 2019

The Funds’ financial highlights for the year ended December 31, 2016, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 26, 2021

Directors & Officers
As of December 31, 2020 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  78

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Thompson IM Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 56

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Cree, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

Frederick P. Stratton, Jr.

Independent Director, Nominating
Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  81

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  67

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Directors & Officers
As of December 31, 2020 (Unaudited) (Continued)

Independent Director

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  50

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  64

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  67

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age:  48

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014.

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  49

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since December 2013.

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  57

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Directors & Officers
As of December 31, 2020 (Unaudited) (Continued)

Officers (Cont.)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 57

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since January 2016;  Senior Vice President, the Advisor (March 2012-December 2015).

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  44

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  46

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Bond Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), comprised of directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 17 and August 25, 2020 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Bond Funds” or the “Funds”).  The Board did not consider the renewal of the investment advisory agreement between the Advisor and the Corporation on behalf of the Baird Municipal Bond Fund and Baird Strategic Municipal Bond Fund (the “New Municipal Bond Funds”) at those meetings because the investment advisory agreement for the New Municipal Bond Funds has an initial two-year term ending in 2021.

The Board, all of whom are Independent Directors, approved the continuation of the investment advisory agreement for the Bond Funds through a process that concluded at the August 25, 2020 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory agreement and related fee schedules, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board by the Advisor, including information about the operation of the Advisor and the Funds during the COVID-19 pandemic, a copy of the Advisor’s Form ADV Part 1A and Form ADV Part 2 brochures and brochure supplements, the annual report and audited consolidated financial statements for Baird Financial Group, Inc. (the Advisor’s parent company), a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2020, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor, trading and brokerage commission information and other pertinent information.

The Board considered the Advisor’s 15(c) response and discussed various questions and information with representatives of the Advisor at the August 17, 2020 special meeting.  At the August 25, 2020 meeting, the Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information, compliance matters, business initiatives of the Advisor, information about investments made by the Advisor in personnel, technology and services that benefit the Funds and discussions with the Funds’ portfolio managers.

Based on its evaluation of this information, the Board, including all of the Independent Directors, approved the continuation of the investment advisory agreement for the Bond Funds for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

Funds and noted that the Advisor continues to add resources in support of the Funds, including investments in personnel, technology, systems, trading and research capabilities, databases, work from home infrastructure and virtual meeting technology.  The Board considered the information provided by the Advisor regarding the effective implementation of the Advisor’s business continuity plan and the performance and operation of the Funds during the COVID-19 pandemic.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, proxy voting, compliance, risk management services, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, valuation support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board noted the growth in net assets in the Bond Funds, including during the challenging first six months of 2020, and Baird Advisors’ ability to effectively manage the Funds’ cash flows while maintaining strong performance.  The Board also considered the strength of the Advisor’s compliance department, including the credentials of the Funds’ chief compliance officer, as well as the Advisor’s risk management system.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2020 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered the Funds’ performance during the recent market downturn in the first six months of 2020 and noted that almost all of the Funds’ Institutional Class shares had seen positive relative performance against their benchmarks during this period.  The Board also reviewed composite investment performance of Baird Advisors with respect to accounts managed by the Advisor that are comparable to the Funds but did not consider it to be a material factor in the 15(c) process.

The Board noted that the performance results of the Bond Funds have been extremely competitive and consistent on both an absolute and relative basis for all applicable periods, and that the performance for the Institutional Class shares of the Funds, other than the Quality Intermediate Municipal Bond Fund, has been in the top quartile of the respective Lipper peer group for the applicable one-year, three-year, five-year, ten-year and since-inception periods.  With respect to the Quality Intermediate Municipal Bond Fund, the Board took note of the Advisor’s commentary regarding the Fund’s high-quality bias and emphasis on intermediate maturity holdings, which impacted the longer-term Lipper rankings for the Fund.

The Board noted that the returns of the Institutional Class of the Ultra Short Bond Fund,  the Core Intermediate Municipal Bond Fund, the Aggregate Bond Fund, the Core Plus Bond Fund, the Short-Term Bond Fund and the Intermediate Bond Fund have exceeded the returns of the benchmark index and the Lipper peer group average over all applicable time periods.  The Institutional Class of the Short-Term Municipal Bond Fund trailed the benchmark index but exceeded the Lipper peer group average for the one-year period and exceeded the benchmark index and the Lipper peer group average for the three-year and since-inception periods.  The Institutional Class of the Quality Intermediate Municipal Bond Fund exceeded the benchmark index and Lipper peer group average for the one-year period, trailed the benchmark index and exceeded the Lipper peer group average for the three-year and since inception periods and trailed the benchmark index and Lipper peer group average for the five- and ten-year periods.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance and the consistent investment strategies the Advisor employs for each Fund.  The Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Advisory Fees and Expenses
The Board reviewed the fee and expense information for each of the Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to industry data for other mutual funds in the same Morningstar peer group.  The Board noted that each Fund’s advisory fee and net expense ratio for the Institutional Class shares are significantly lower than the average advisory fee and expense ratios for all mutual funds in the respective Morningstar category and the net expense ratio for Investor Class shares was lower than or competitive with the category averages.  With respect to the Ultra Short Bond Fund, the Board considered the Advisor’s contractual agreement to waive management fees of 0.15% until April 30, 2021.  In addition, the Board considered that under the Administration Agreement, each of the Bond Funds pays administrative fees to the Advisor at an annual rate of 0.05% of each Fund’s average daily net assets, and the Advisor is responsible for paying all third party service provider fees, director fees and most other expenses of each Fund, excluding management fees, Rule 12b-1 fees and specified excluded expenses, such as borrowing costs, transaction fees and extraordinary expenses, which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients, including separately managed accounts and subadvisory arrangements with unaffiliated mutual funds and a collective investment trust, but did not consider these comparisons to be a material factor given the difference in services provided by the Advisor and the additional risks assumed by the Advisor as investment adviser to the Funds.

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in other advisory and subadvisory relationships.  Those services included operational support, valuation services, administration of the Funds’ liquidity risk management program, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff, the operation of the Funds’ business continuity plan and cybersecurity plan, and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for other accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board concluded that the management fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability
The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services and administration services to the Bond Funds and a profitability analysis with respect to each Fund.  The Board considered that the Advisor’s profitability information does not reflect costs incurred for various support services to the Funds such as IT, compliance, risk, legal and finance.  The Board reviewed the financial condition of the Advisor and its parent company and determined it to be sound.  The Board concluded that the Advisor’s current level of profitability was reasonable.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed asset levels for each Fund and considered whether there may be economies of scale in the management of each Fund at current levels and if its assets were to increase significantly.

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size, but took into account management’s view that each Fund shares in economies of scale through the low advisory fee, which has been in place since the Funds were organized and is significantly lower than the advisory fee of peer Funds.  In addition, the Board noted that the Advisor bears almost all of the Bond Funds’ expenses other than management, Rule 12b-1 and administration fees.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  Those benefits include fees received by the Advisor for administrative services to the Bond Funds and Rule 12b-1 fees received by the Distributor and its representatives.  The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the Directors, all of whom are Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Bond Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.  The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird Ultra Short Bond Fund	7.15%
Baird Short-Term Bond Fund	22.73%
Baird Intermediate Bond Fund	16.88%
Baird Aggregate Bond Fund	19.99%
Baird Core Plus Bond Fund	11.53%
Baird Strategic Municipal Bond Fund	91.47%
Baird Core Intermediate Municipal Bond Fund	96.50%
Baird Municipal Bond Fund	98.03%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing	Baird Funds, Inc.
this notice?
What we do
How does Baird	To protect your personal information from unauthorized access and
Funds, Inc. protect my	use, we use security measures that comply with federal law. These
personal information?	measures include computer safeguards and secured files and buildings.
How does Baird	We collect your personal information, for example, when you
Funds, Inc. collect	• open an account or give us your contact information
my personal	• make a wire transfer or provide account information
information?	• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
•	Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
Darren R. Jackson
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Annual Report –
Baird Funds
December 31, 2020

Baird MidCap Fund
Baird Small/Mid Cap Growth Fund
Baird Small/Mid Cap Value Fund
Baird SmallCap Value Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-442-2473, or sending an e-mail request to prospectus@bairdfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-442-2473 or send an e-mail request to prospectus@bairdfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Go Green.	Go Paperless.

Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
Baird MidCap Fund	2
Baird Small/Mid Cap Growth Fund	11
Baird Small/Mid Cap Value Fund	20
Baird SmallCap Value Fund	29
Chautauqua International Growth Fund	38
Chautauqua Global Growth Fund	46
Additional Information on Fund Expenses	55
Statements of Assets and Liabilities	57
Statements of Operations	60
Statements of Changes in Net Assets	63
Financial Highlights	69
Notes to the Financial Statements	81
Report of Independent Registered Public Accounting Firm	93
Directors and Officers	94
Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds	97
Additional Information	101
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks: In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect. These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 26, 2021

Dear Shareholder,

After the challenges we have all endured over the past year, our Baird Equity Asset Management team hopes this letter finds you, your families and your loved ones healthy and safe. To say that 2020 was a challenging year for the financial markets and investors truly understates what we have all experienced. The impact of the coronavirus on our investors’ lives, families, businesses and communities felt at times overwhelming, but you all persevered and we are honored to have been your equity manager during this period.

For our Baird Equity Asset Management team, this year has reminded us of the importance of looking out for each other and remaining laser focused on delivering on your financial needs. We have spent many years building and refining our equity strategies and I am extremely proud of our team for navigating the unprecedented challenges in 2020. We not only delivered competitive returns, but also peace of mind that your equity portfolio was doing what it was supposed to do. Having talented, experienced teams with time-tested strategies remains a significant competitive advantage. That expertise and talent was a contributor to the Funds’ competitive performance in 2020.

Amidst this extremely volatile and challenged environment, the MidCap, Small/Mid Cap Growth, Chautauqua International Growth and Chautauqua Global Growth Funds delivered very strong absolute performance. Our Value Funds, while lagging in the growth environment, performed as they should have, particularly with superior downside protection during the March downdraft in the market. All of the Baird Equity Funds’ long-term track records remain competitive and the portfolios are positioned well as we enter 2021.

While much in the world has changed, our core commitment to our investors has not. We remain dedicated to generating competitive, risk-controlled returns over full market cycles, providing competitively-priced products, delivering outstanding service and continuing to invest in our long-tenured and seasoned investment team.

Through all of the challenges in 2020, we never lost sight of the fact that our long-term success rests on the trust you have placed in us to be effective stewards of your assets. We want to express our sincere appreciation for your confidence in our work and continued investment in the Baird Equity Funds. May 2021 bring you health, happiness and success.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird MidCap Fund
December 31, 2020 (Unaudited)

Portfolio Managers’ Commentary

For the year ended December 31, 2020, the Baird MidCap Fund Institutional Class posted a total return of 34.81% as compared to 35.59% for the Russell Midcap® Growth Index, the Fund’s benchmark index.

The ability of equity markets to perform so well in 2020 amid a global pandemic and a near full stop of the economy was rather remarkable, but scientific ingenuity applied to vaccine development and significant central bank and government stimulus helped offset the devastating impacts of the virus. The Fund’s positioning entering the year rested on an expectation for continued economic growth. Importantly, our underlying philosophy of investing in a mix of diversified, high-quality growth businesses helped the Fund navigate the significant market decline as the pandemic unfolded in March, as well as the sharp market rebound that followed. The Fund produced a second consecutive year of returns in excess of 30%, and we were pleased with the performance compared to the benchmark, particularly given favorable results in most benchmark sectors.

The Fund’s consumer discretionary holdings played a key role in driving relative outperformance. Despite the pandemic’s significant toll on employment, substantial monetary and fiscal stimulus created enough of a bridge to carry market expectations beyond the worst of the pandemic’s economic impact. The positive wealth effect from a strong equity market and rising home prices and increased levels of consumer savings helped support consumer confidence and spending. Typically, to achieve very strong relative performance in this sector, it takes good stock picking in several areas, and this was the case in 2020 as the Fund holdings we selected in diversified retail, home building, leisure, and the restaurant industries performed well. The Fund’s overweight positioning in the sector relative to the benchmark, based on the favorable fundamentals described above, also contributed to performance.

The Fund’s returns from investments in the producer durables and materials sectors exceeded benchmark performance. It is worth grouping these two sectors together given that the prospects of many companies in both tend to be heavily influenced by changes in the economic cycle. As a result, economic weakness in the first half of the year challenged the stock performance of many companies in these sectors but returns broadly improved in the second half. Fund holdings with exposure to areas experiencing increased activity and spending performed well and included, testing and measurement for the 5G network buildout, trucking, and power transmission equipment. The standout performer for the Fund in the materials sector was a company that produces composite decking primarily for residential homes. The overall housing market was strong in 2020 and Fund holdings in companies along the home spending chain, including repair and remodel, benefitted. The Fund also held several processing and services businesses and their generally more stable revenue streams held up well amid the market volatility during the year.

As a partial offset to the strength in preceding sectors, the Fund’s technology holdings meaningfully trailed benchmark performance. Returns were quite strong throughout the sector, particularly in the large software and services group, leaving little room for stock-selection error. In some respects, the performance headwind was a matter of style over substance. The technology sector includes an increasing number of high revenue growth, but unprofitable companies. We view sustainable revenue growth and the ability to generate a profit as important measures of quality. As a result, profitability is a fundamental characteristic that we require when selecting investments for the Fund. Unprofitable companies as a group produced stronger stock price returns in 2020 compared to profitable companies, and the performance differential between unprofitable and profitable business was particularly acute in the technology sector.

The financial services sector also detracted from relative performance. The payments and processing businesses held in the Fund did not keep pace. In addition, the Fund’s credit sensitive financial holdings struggled, suffering from the overhang of potential credit problems given economic weakness, and the headwind of low rates and a flat yield curve. Even a small weight in this area hurt relative performance. Exposure to a company providing a leading electronic bond trading platform, which performed well, helped moderate the sector’s underperformance.

Baird MidCap Fund
December 31, 2020 (Unaudited)

The healthcare sector positively contributed to Fund performance due to good stock picking. Notable performance from holdings in the healthcare services, medical and dental instruments, and equipment industries led to outperformance, highlighting the diversity of strength. Of note, two holdings providing technologies used in the emerging treatment systems for diabetes also continued to perform well.

The Fund’s investments in two sectors, energy, and consumer staples, each had a single holding during the year, owing to their small benchmark weights. Within energy, we sold a traditional oil and gas holding to reduce exposure to falling oil prices. While the sale proved helpful, not participating in the sector’s alternative energy industry, notably solar, hurt overall Fund performance. The consumer staples sector typically behaves in a more defensive manner; however, the Fund’s holding of a specialty potato producer underperformed both in the market decline and subsequent recovery as pandemic restrictions caused many restaurant closures, a key end market for the company.

While the Fund’s cash position is not used tactically, in such a strong market advance even the modest amount held by the Fund to accommodate additions to individual holdings or new investment ideas created a drag on relative performance.

Signs of an increased appetite for risk among market participants appeared later in the year evidenced by significant equity market strength and an uptick in mergers & acquisitions, not to mention sharp price appreciation in other corners of the market like Bitcoin and IPOs. The Fed continues to signal a desire for an accommodative monetary position to support the economy and lift inflation. We are encouraged by the prospects for the economy to recover further in 2021 but are on guard for excesses that might emerge from the significant push of money into the economic system.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Managers:

Charles F. Severson, CFA
Kenneth M. Hemauer, CFA

Baird MidCap Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

A December 31, 2020 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Monolithic Power Systems, Inc.	3.1%
Paycom Software, Inc.	2.9%
EPAM Systems, Inc.	2.8%
Five Below, Inc.	2.6%
Synopsys, Inc.	2.6%
Align Technology, Inc.	2.6%
Chipotle Mexican Grill, Inc.	2.5%
Pool Corp.	2.4%
Keysight Technologies, Inc.	2.4%
Microchip Technology, Inc.	2.3%

Net Assets:	$2,265,825,678
Portfolio Turnover Rate:	47%
Number of Equity Holdings:	60

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	0.82%
Investor Class:	1.07%	(4)

Net
Institutional Class:	0.82%
Investor Class:	1.07%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2020.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2020, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2022.

(4)	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/10, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/10, assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2020	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	34.81%	19.31%	14.81%	9.41%
Investor Class Shares	34.32%	18.98%	14.52%	9.14%
Russell Midcap® Growth Index(2)	35.59%	18.66%	15.04%	8.91%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2020.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2020

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
HEICO Corp.	231,150	$30,604,260	1.3%
Mercury Systems, Inc.(1)	374,419	32,971,337	1.5%
		63,575,597	2.8%
Banks
Pinnacle Financial Partners, Inc.	444,433	28,621,485	1.3%
Biotechnology
BioMarin Pharmaceutical, Inc.(1)	162,810	14,276,809	0.6%
Building Products
Trex Co, Inc.(1)	504,123	42,205,178	1.9%
Capital Markets
MarketAxess Holdings, Inc.	50,955	29,072,885	1.3%
MSCI, Inc.	63,750	28,466,287	1.2%
		57,539,172	2.5%
Commercial Services & Supplies
Copart, Inc.(1)	391,956	49,876,401	2.2%
Distributors
Pool Corp.	145,453	54,181,242	2.4%
Electrical Equipment
Generac Holdings, Inc.(1)	216,525	49,239,950	2.2%
Rockwell Automation, Inc.	106,164	26,626,993	1.2%
		75,866,943	3.4%
Electronic Equipment, Instruments & Components
CDW Corp.	334,450	44,077,166	1.9%
Keysight Technologies, Inc.(1)	404,794	53,469,239	2.4%
		97,546,405	4.3%
Entertainment
Take-Two Interactive Software, Inc.(1)	206,268	42,860,428	1.9%
Food Products
Lamb Weston Holdings, Inc.	490,689	38,636,852	1.7%
Health Care Equipment & Supplies
Align Technology, Inc.(1)	108,093	57,762,738	2.6%
Cooper Cos., Inc.	110,116	40,007,345	1.8%
DexCom, Inc.(1)	88,675	32,784,921	1.5%
IDEXX Laboratories, Inc.(1)	96,113	48,044,005	2.1%
Insulet Corp.(1)	180,592	46,164,733	2.0%
ResMed, Inc.	206,798	43,956,983	1.9%
		268,720,725	11.9%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Health Care Technology
Veeva Systems, Inc.(1)	180,129	$49,040,120	2.2%
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.(1)	40,565	56,251,891	2.5%
Household Durables
DR Horton, Inc.	260,929	17,983,227	0.8%
Insurance
Arthur J Gallagher & Co.	312,943	38,714,179	1.7%
IT Services
Broadridge Financial Solutions, Inc.	151,012	23,135,038	1.0%
EPAM Systems, Inc.(1)	175,894	63,031,615	2.8%
Euronet Worldwide, Inc.(1)	243,459	35,282,078	1.6%
Jack Henry & Associates, Inc.	108,395	17,558,906	0.8%
VeriSign, Inc.(1)	131,424	28,440,154	1.2%
		167,447,791	7.4%
Life Sciences Tools & Services
ICON PLC(1)(2)	220,694	43,030,916	1.9%
Repligen Corp.(1)	194,092	37,193,850	1.6%
		80,224,766	3.5%
Machinery
Graco, Inc.	517,159	37,416,454	1.7%
IDEX Corp.	119,314	23,767,349	1.0%
RBC Bearings, Inc.(1)	62,232	11,142,017	0.5%
		72,325,820	3.2%
Media
Cable One, Inc.	20,514	45,699,448	2.0%
Pharmaceuticals
Catalent, Inc.(1)	499,425	51,975,160	2.3%
Jazz Pharmaceuticals PLC(1)(2)	140,821	23,242,506	1.0%
		75,217,666	3.3%
Professional Services
CoStar Group, Inc.(1)	45,397	41,959,539	1.8%
TransUnion	301,983	29,962,753	1.3%
Verisk Analytics, Inc.	193,298	40,126,732	1.8%
		112,049,024	4.9%
Road & Rail
J.B. Hunt Transport Services, Inc.	197,321	26,963,915	1.2%
Semiconductors & Semiconductor Equipment
Microchip Technology, Inc.	377,199	52,094,954	2.3%
Monolithic Power Systems, Inc.	189,063	69,240,543	3.1%
		121,335,497	5.4%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Software
Alteryx, Inc.(1)	151,806	$18,488,453	0.8%
ANSYS, Inc.(1)	94,829	34,498,790	1.5%
Aspen Technology, Inc.(1)	261,525	34,063,631	1.5%
Paycom Software, Inc.(1)	142,882	64,618,384	2.9%
PTC, Inc.(1)	277,343	33,172,996	1.5%
Qualys, Inc.(1)	195,018	23,766,844	1.0%
Synopsys, Inc.(1)	230,157	59,665,901	2.6%
Tyler Technologies, Inc.(1)	92,712	40,470,642	1.8%
		308,745,641	13.6%
Specialty Retail
Burlington Stores, Inc.(1)	197,599	51,682,018	2.3%
Five Below, Inc.(1)	344,111	60,212,543	2.6%
Floor & Decor Holdings, Inc.(1)	258,745	24,024,473	1.1%
Tractor Supply Co.	309,353	43,488,845	1.9%
		179,407,879	7.9%
Technology Hardware, Storage & Peripherals
NCR Corp.(1)	667,093	25,062,684	1.1%
Textiles, Apparel & Luxury Goods
Under Armour, Inc.(1)	1,440,370	24,731,153	1.1%
Trading Companies & Distributors
Fastenal Co.	552,696	26,988,146	1.2%
Total Common Stocks
(Cost $1,250,806,335)		2,262,096,084	99.9%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.04%(3)	9,864,530	9,864,530	0.4%
Total Short-Term Investment
(Cost $9,864,530)		9,864,530	0.4%
Total Investments
(Cost $1,260,670,865)		2,271,960,614	100.3%
Liabilities in Excess of Other Assets		(6,134,936)	(0.3)%
TOTAL NET ASSETS		$2,265,825,678	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,262,096,084	$—	$—	$2,262,096,084
Total Equity	2,262,096,084	—	—	2,262,096,084
Short-Term Investment
Money Market Mutual Fund	9,864,530	—	—	9,864,530
Total Short-Term Investment	9,864,530	—	—	9,864,530
Total Investments*	$2,271,960,614	$—	$—	$2,271,960,614

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
December 31, 2020 (Unaudited)

Portfolio Manager's Commentary

For the year ended December 31, 2020, the Baird Small/Mid Growth Fund Institutional Class posted a total return of 44.57% as compared to 40.47% for the Russell 2500® Growth Index, the Fund’s benchmark index.

The ability of equity markets to perform so well in 2020 amid a global pandemic and a near full stop of the economy was rather remarkable, but scientific ingenuity applied to vaccine development and significant central bank and government stimulus helped offset the devastating impacts of the virus. The Fund’s positioning entering the year rested on an expectation for continued economic growth. Importantly, our underlying philosophy of investing in a mix of diversified, high-quality growth businesses helped the Fund navigate the significant market decline as the pandemic unfolded in March, as well as the sharp market rebound that followed. The Fund produced a second consecutive year of returns in excess of 35%, exceeding the benchmark return both years.

The Fund’s consumer discretionary holdings played a key role in driving relative outperformance. Despite the pandemic’s significant toll on employment, substantial monetary and fiscal stimulus created enough of a bridge to carry market expectations beyond the worst of the pandemic’s economic impact. The positive wealth effect from a strong equity market and rising home prices and increased levels of consumer savings helped support consumer confidence and spending. Typically, to achieve very strong relative performance in this sector, it takes good stock picking in several areas, and this was the case in 2020 as the Fund holdings we selected in diversified retail, e-commerce, home-related spending, and home building, industries performed well. The Fund’s overweight positioning in the sector relative to the benchmark, based on the favorable fundamentals described above, also contributed to performance.

The healthcare sector produced the second strongest relative returns for the Fund in calendar 2020.  This was due to better than benchmark returns from businesses that either benefited from the coronavirus (COVID-19) crisis response, or were able to grow sales and earnings in spite of the crisis.  Examples include medical technology companies with novel products, vaccine manufacturing or diagnostic testing companies, or companies that provide life-saving products to treat cancer or diabetes. Furthermore, a few select Fund holdings that were adversely affected due to COVID-19, did better than benchmark returns as the market seemed to assign increased valuations to them based on future years earnings from a more “normal” economic environment.

Based on new Russell benchmark industry definitions in 2020, the financial sector weight was reduced to less than 5%.  The Fund’s relative returns were better than the benchmark due to two holdings in the portfolio, one focused on insurance sold to small businesses and the other an electronic trading platform for fixed income securities.  The Fund’s lone regional bank holding was a negative contributor to annual relative performance.

Similar to financials, the Fund holds only two telecommunications stocks, including a re-classified consumer company the Fund has owned since inception.  This small industry was also a positive contributor to relative performance for the year.

The Fund’s returns from investments in the producer durables and materials sectors exceeded benchmark performance. It is worth grouping these two sectors together given that the prospects of many companies in both tend to be heavily influenced by changes in the economic cycle. As a result, economic weakness in the first half of the year challenged the stock performance of many companies in these sectors but returns broadly improved in the second half. The standout performer for the Fund in the materials sector was a company that produces composite decking primarily for residential homes. The overall housing market was strong in 2020 and Fund holdings in companies along the home spending chain, including repair and remodel, benefitted.  Other industrial companies that benefited the portfolio included auto suppliers, HVAC distributors, and a leading manufacturer of back-up generators and storage technologies for solar energy. The Fund also held a few services businesses and their generally more stable revenue streams held up well amid the market volatility during the year.

Baird Small/Mid Cap Growth Fund
December 31, 2020 (Unaudited)

As a partial offset to the strength in preceding sectors, the Fund’s technology holdings trailed benchmark performance. Returns were quite strong throughout the sector, particularly in the large software and services group, leaving little room for stock-selection error. In some respects, the performance headwind was a matter of style over substance. The technology sector includes an increasing number of high revenue growth, but unprofitable companies. We view sustainable revenue growth and the ability to generate a profit as important measures of quality. As a result, profitability is a fundamental characteristic that we generally require when selecting investments for the Fund, although a small amount of Fund assets can be invested in unprofitable businesses. Unprofitable companies as a group produced stronger stock price returns in 2020 compared to profitable companies, and the performance differential between unprofitable and profitable business was particularly acute in the technology sector.  So, although the Fund benefited from a few unprofitable holdings, that was not enough to keep up with strong benchmark returns.

The Fund held only one stock in total between the energy and consumer staples sectors. The consumer staples sector typically behaves in a more defensive manner; however, the Fund’s holding of a specialty potato producer underperformed both in the market decline and subsequent recovery as pandemic restrictions caused many restaurant closures, a key end market for the company.  The energy industry group in the Fund’s benchmark is majority-weighted to clean or alternative energy businesses, and having no holdings in this group was a detractor to the Fund’s relative performance for the year.

While the Fund’s cash position is not used tactically, in such a strong market advance even the modest amount held by the Fund to accommodate additions to individual holdings or new investment ideas created a drag on relative performance.

Signs of an increased appetite for risk among market participants appeared later in the year evidenced by significant equity market strength and an uptick in mergers & acquisitions, not to mention sharp price appreciation in other corners of the market like Bitcoin and IPOs. The Fed continues to signal a desire for an accommodative monetary position to support the economy and lift inflation. We are encouraged by the prospects for the economy to recover further in 2021 but are on guard for excesses that might emerge from the significant push of money into the economic system.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Manager:

Jonathan Good

Baird Small/Mid Cap Growth Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

A December 31, 2020 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Five Below, Inc.	3.1%
Generac Holdings, Inc.	2.7%
SiteOne Landscape Supply, Inc.	2.7%
Pool Corp.	2.6%
Monolithic Power Systems, Inc.	2.5%
Burlington Stores, Inc.	2.4%
Euronet Worldwide, Inc.	2.4%
LHC Group, Inc.	2.3%
Insulet Corp.	2.3%
Repligen Corp.	2.2%

Net Assets:	$51,814,671
Portfolio Turnover Rate:	65%
Number of Equity Holdings:	60

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	2.10%
Investor Class:	2.35%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2020.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2020, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2022.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Growth Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (10/31/18), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (10/31/18), assuming reinvestment of all distributions.

Baird Small/Mid Cap Growth Fund
December 31, 2020 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2020	Year	Inception(1)
Institutional Class Shares	44.57%	30.23%
Investor Class Shares	43.89%	29.75%
Russell 2500® Growth Index(2)	40.47%	27.48%

(1)	For the period from October 31, 2018 (inception date) through December 31, 2020.
(2)
The Russell 2500® Growth Index measures the performance of the Small-to-Mid Cap Growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies.  Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
HEICO Corp.	7,172	$949,573	1.8%
Banks
Western Alliance Bancorp	8,825	529,059	1.0%
Biotechnology
Halozyme Therapeutics, Inc.(1)	20,725	885,165	1.7%
Building Products
Lennox International, Inc.	1,666	456,434	0.9%
Trex Co, Inc.(1)	10,696	895,469	1.7%
		1,351,903	2.6%
Commercial Services & Supplies
IAA, Inc.(1)	15,984	1,038,640	2.0%
Construction & Engineering
MasTec, Inc.(1)	16,452	1,121,697	2.2%
WillScot Mobile Mini Holdings Corp.(1)	22,255	515,648	1.0%
		1,637,345	3.2%
Containers & Packaging
AptarGroup, Inc.	6,842	936,601	1.8%
Distributors
Pool Corp.	3,675	1,368,938	2.6%
Diversified Telecommunication Services
Bandwidth, Inc.(1)	3,111	478,067	0.9%
Electrical Equipment
Generac Holdings, Inc.(1)	6,216	1,413,581	2.7%
Electronic Equipment, Instruments & Components
Littelfuse, Inc.	3,521	896,658	1.7%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	15,554	560,411	1.1%
Food Products
Lamb Weston Holdings, Inc.	12,783	1,006,533	1.9%
Health Care Equipment & Supplies
Insulet Corp.(1)	4,613	1,179,220	2.3%
Masimo Corp.(1)	3,000	805,140	1.6%
Novocure Ltd.(1)(2)	5,920	1,024,396	2.0%
QUIDEL Corp.(1)	2,938	527,812	1.0%
Shockwave Medical, Inc.(1)	6,193	642,338	1.2%
STAAR Surgical Co.(1)	8,225	651,585	1.3%
		4,830,491	9.4%
Health Care Providers & Services
LHC Group, Inc.(1)	5,575	1,189,259	2.3%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Health Care Technology
Inspire Medical Systems, Inc.(1)	5,023	$944,777	1.8%
Phreesia, Inc.(1)	13,521	733,649	1.4%
Vocera Communications, Inc.(1)	9,800	406,994	0.8%
		2,085,420	4.0%
Household Durables
LGI Homes, Inc.(1)	3,468	367,088	0.7%
Insurance
Kinsale Capital Group, Inc.	4,207	841,947	1.6%
Internet & Direct Marketing Retail
Etsy, Inc.(1)	5,727	1,018,891	2.0%
IT Services
Endava PLC – ADR(1)(2)	6,895	529,191	1.0%
Euronet Worldwide, Inc.(1)	8,209	1,189,648	2.4%
Globant SA(1)(2)	3,334	725,512	1.4%
Jack Henry & Associates, Inc.	4,430	717,616	1.4%
		3,161,967	6.2%
Life Sciences Tools & Services
ICON PLC(1)(2)	4,822	940,194	1.8%
Repligen Corp.(1)	5,950	1,140,198	2.2%
		2,080,392	4.0%
Machinery
RBC Bearings, Inc.(1)	3,652	653,854	1.3%
Toro Co.	8,402	796,846	1.5%
		1,450,700	2.8%
Media
Cable One, Inc.	496	1,104,949	2.1%
Multiline Retail
Ollie’s Bargain Outlet Holdings, Inc.(1)	4,793	391,924	0.8%
Pharmaceuticals
Catalent, Inc.(1)	9,518	990,539	1.9%
Jazz Pharmaceuticals PLC(1)(2)	4,168	687,928	1.3%
		1,678,467	3.2%
Road & Rail
Schneider National, Inc.	19,228	398,020	0.8%
Semiconductors & Semiconductor Equipment
Monolithic Power Systems, Inc.	3,499	1,281,439	2.5%
Software
Aspen Technology, Inc.(1)	7,337	955,644	1.8%
Avalara, Inc.(1)	5,023	828,242	1.6%
Descartes Systems Group, Inc.(1)(2)	10,495	613,748	1.2%
Paylocity Holding Corp.(1)	5,331	1,097,707	2.2%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Software (cont.)
PTC, Inc.(1)	7,671	$917,528	1.8%
Q2 Holdings, Inc.(1)	6,730	851,547	1.6%
Qualys, Inc.(1)	5,568	678,572	1.3%
Tyler Technologies, Inc.(1)	2,403	1,048,958	2.0%
Upland Software, Inc.(1)	15,393	706,385	1.4%
Zendesk, Inc.(1)	6,469	925,843	1.8%
		8,624,174	16.7%
Specialty Retail
Burlington Stores, Inc.(1)	4,726	1,236,085	2.4%
Five Below, Inc.(1)	9,143	1,599,841	3.1%
Floor & Decor Holdings, Inc.(1)	7,460	692,661	1.3%
		3,528,587	6.8%
Textiles, Apparel & Luxury Goods
Crocs, Inc.(1)	17,427	1,091,976	2.2%
Under Armour, Inc.(1)	43,740	751,016	1.4%
		1,842,992	3.6%
Trading Companies & Distributors
SiteOne Landscape Supply, Inc.(1)	8,788	1,394,040	2.7%
Watsco, Inc.	1,853	419,797	0.8%
		1,813,837	3.5%
Total Common Stocks
(Cost $36,643,897)		50,743,018	98.0%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.04%(3)	2,197,659	2,197,659	4.2%
Total Short-Term Investment
(Cost $2,197,659)		2,197,659	4.2%
Total Investments
(Cost $38,841,556)		52,940,677	102.2%
Liabilities in Excess of Other Assets		(1,126,006)	(2.2)%
TOTAL NET ASSETS		$51,814,671	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$50,743,018	$—	$—	$50,743,018
Total Equity	50,743,018	—	—	50,743,018
Short-Term Investment
Money Market Mutual Fund	2,197,659	—	—	2,197,659
Total Short-Term Investment	2,197,659	—	—	2,197,659
Total Investments*	$52,940,677	$—	$—	$52,940,677

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
December 31, 2020 (Unaudited)

Portfolio Manager’s Commentary

2020 equity returns were fueled primarily by investors’ expansion in price-to-earnings valuations as earnings for many companies collapsed under the weight of the global coronavirus (COVID-19) pandemic.  As we look to 2021, it is likely those elevated price-to-earnings valuations will unwind as company earnings recover.  Under such a scenario, we believe companies with strong profitability and earnings momentum will outperform the broader market.

Historically, deep value/low quality stocks fall the hardest during market declines and lead equities out of bear markets.  Their outsized returns tend to be strong and swift, but their returns also tend to be quickly exhausted and yield to the returns of the broader market as the overall market recovery plays out.  Therefore, we believe deep value stocks are unlikely to continue their recent winning ways as we have already been through a period of expanding price-to-earnings ratios along with low quality and beta outperformance during the most recent market downturn and subsequent recovery.

As we reflect upon performance for the calendar year 2020, we observe that the Fund performed consistent with our investment discipline.  Our focus on high-quality businesses rewarded the Fund as expected during the first quarter of 2020, providing strong downside protection as markets plummeted and powering the Fund’s outperformance of its benchmark for the quarter.  We lived off this alpha outperformance for much of the ricochet rebound during the next 8 months as deep value/low quality stocks led with the strongest returns out of the bear market.  Similar to past market cycles, the recovery of high-quality stocks that provide strong protection on the downside, seem to be proceeding at a more measured pace.  The next market phase, if we are correct, will likely favor the protracted outperformance of high-quality value stocks through the remainder of the economic cycle, which should benefit the Fund.

Portfolio Highlights

For the year ended December 31, 2020, the Baird Small/Mid Value Fund Institutional Class posted a total return of 0.48% as compared to 4.88% return for the Russell 2500® Value Index (“Russell 2500 Value”), the Fund’s benchmark.

Significant contributors to the Fund’s relative and absolute performance for the year include the following:

•
The single largest detractor to the Fund’s relative underperformance versus the Russell 2500 Value was its position in Consumer Discretionary stocks.  The Fund’s underweight to industries such as restaurants and retailers held back gains as many stocks in those areas performed ahead of our expectations despite a murky outlook for profitability as the COVID-19 pandemic worsened throughout the year.  In addition, ZAGG declined on lower demand for its mobile phone power management products, and the Fund sold the stock.

•
Cerence, a provider of cognitive assistant solutions to the auto industry, skyrocketed 344% during the year as the company solidified its dominant market position with multiple contract wins throughout the year.

•
ARKO, a new position in the Fund, drifted lower after purchase and was a meaningful detractor for the year.  Despite closing two attractive acquisitions in the convenience store space, the stock ended the year down 14%, likely due to a lack of Wall Street coverage.  We took the opportunity to add to the Fund’s position.

•
The Fund’s Real Estate Investment Trust (REIT) exposure meaningfully outperformed the benchmark sector performance due to superior security selection.  Standout gains were posted by CyrusOne, a data center operator, and a hotel REIT,  RLJ Lodging Trust, which was purchased on the heels of positive efficacy news for COVID-19 vaccines.

•
The Fund’s Utility holdings gained more than 35% for the year, versus a decline for that sector in the Fund’s benchmark, the Russell 2500 Value.  Our focus on renewable energy suppliers, Atlantica Yield and Algonquin Power, led to strong absolute and relative returns.

•
Despite gaining 22% for the year, the Fund’s Healthcare position trailed the corresponding benchmark sector performance largely due to underperformance of Hill-Rom Holdings as hospital capital spending suffered due to the pandemic.

Baird Small/Mid Cap Value Fund
December 31, 2020 (Unaudited)

•	The Fund’s intentional underweight to the Energy sector boosted performance as it was the worst performing sector in the Russell 2500 Value, down 40%.

•
Mixed performance among the Fund’s Industrial holdings held back absolute gains.  E-Commerce logistics providers, Shyft Group and Air Transport Services were winners while FTI Consulting and Astronics were detractors.

•
The Fund’s overweight to Information Technology and superior security selection contributed positively to performance.  The largest sector by weight in the Fund’s portfolio returned 34% during the year.  Notable winners include Immersion Technology and SkyWorks Solutions.

Portfolio Manager:

Michelle Stevens, CFA

Baird Small/Mid Cap Value Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

A December 31, 2020 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Value Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Atlantica Yield PLC	3.7%
Axos Financial, Inc.	3.2%
Arko Corp.	3.2%
Boingo Wireless, Inc.	3.2%
Laboratory Corp. of America Holdings	3.1%
DaVita, Inc.	3.0%
j2 Global, Inc.	2.9%
Urban Outfitters, Inc.	2.7%
Science Applications International Corp.	2.7%
Air Transport Services Group, Inc.	2.6%

Net Assets:	$23,109,266
Portfolio Turnover Rate:	84%
Number of Equity Holdings:	45

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.59%
Investor Class:	1.84%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2020.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2020, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2022.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Value Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Baird Small/Mid Cap Value Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2020	One Year	Three Years	Five Years	Inception(1)
Institutional Class Shares	0.48%	0.28%	5.94%	4.85%
Investor Class Shares	0.15%	0.01%	5.64%	4.56%
Russell 2500® Value Index(2)	4.88%	4.34%	9.43%	8.26%

(1)	For the period from November 30, 2015 (inception date) through December 31, 2020.
(2)
The Russell 2500® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small to mid cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies. Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2020

Common Stocks

			% of
	Shares	Value	Net Assets
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	19,403	$608,090	2.6%
Banks
TCF Financial Corp.	9,190	340,214	1.5%
Chemicals
Avient Corp.	11,235	452,546	2.0%
Commercial Services & Supplies
ACCO Brands Corp.	51,679	436,688	1.9%
Communications Equipment
Ciena Corp.(1)	6,954	367,519	1.6%
F5 Networks, Inc.(1)	3,018	530,987	2.3%
		898,506	3.9%
Diversified Consumer Services
OneSpaWorld Holdings Ltd.(2)	44,122	447,397	1.9%
Electrical Equipment
nVent Electric PLC(2)	15,397	358,596	1.6%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	7,489	498,618	2.2%
CyrusOne, Inc.	5,729	419,076	1.8%
EastGroup Properties, Inc.	2,571	354,952	1.5%
Gaming and Leisure Properties, Inc.	8,022	340,124	1.5%
Host Hotels & Resorts, Inc.	33,502	490,135	2.1%
National Retail Properties, Inc.	8,576	350,930	1.5%
RLJ Lodging Trust	31,362	443,772	1.9%
		2,897,607	12.5%
Food Products
Nomad Foods Ltd.(1)(2)	21,426	544,649	2.4%
Simply Good Foods Co.(1)	18,513	580,568	2.5%
		1,125,217	4.9%
Health Care Equipment & Supplies
ICU Medical, Inc.(1)	1,851	397,021	1.7%
Health Care Providers & Services
DaVita, Inc.(1)	5,916	694,538	3.0%
Laboratory Corp. of America Holdings(1)	3,482	708,761	3.1%
		1,403,299	6.1%
Household Durables
Helen of Troy Ltd.(1)(2)	1,279	284,181	1.2%
Independent Power and Renewable Electricity Producers
Atlantica Yield PLC(2)	22,316	847,562	3.7%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Insurance
American Financial Group, Inc.	6,619	$579,956	2.5%
Fidelity National Financial, Inc.	14,590	570,323	2.5%
Old Republic International Corp.	27,543	542,873	2.3%
		1,693,152	7.3%
IT Services
CACI International, Inc.(1)	1,803	449,542	1.9%
Leidos Holdings, Inc.	4,181	439,507	1.9%
Science Applications International Corp.	6,519	616,958	2.7%
		1,506,007	6.5%
Machinery
Shyft Group, Inc.	21,269	603,614	2.6%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	12,826	353,100	1.5%
Multi-Utilities
Algonquin Power & Utilities Corp.(2)	22,278	366,696	1.6%
Road & Rail
Knight-Swift Transportation Holdings, Inc.	11,727	490,423	2.1%
Semiconductors & Semiconductor Equipment
Silicon Motion Technology Corp. – ADR(2)	10,520	506,538	2.2%
Software
Cerence, Inc.(1)	3,976	399,508	1.7%
j2 Global, Inc.(1)	6,730	657,454	2.9%
		1,056,962	4.6%
Specialty Retail
Arko Corp.(1)	81,987	737,884	3.3%
Tractor Supply Co.	3,495	491,327	2.1%
Urban Outfitters, Inc.(1)	24,684	631,910	2.7%
Williams-Sonoma, Inc.	3,005	306,029	1.3%
		2,167,150	9.4%
Technology Hardware, Storage & Peripherals
Immersion Corp.(1)	52,177	589,078	2.5%
Thrifts & Mortgage Finance
Axos Financial, Inc.(1)	19,695	739,152	3.2%
Essent Group Ltd.(2)	13,500	583,200	2.5%
Merchants Bancorp	20,706	572,107	2.5%
		1,894,459	8.2%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	57,812	$735,369	3.2%
Total Common Stocks
(Cost $17,947,830)		22,459,472	97.2%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.04%(3)	955,999	955,999	4.1%
Total Short-Term Investment
(Cost $955,999)		955,999	4.1%
Total Investments
(Cost $18,903,829)		23,415,471	101.3%
Liabilities in Excess of Other Assets		(306,205)	(1.3)%
TOTAL NET ASSETS		$23,109,266	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$22,459,472	$—	$—	$22,459,472
Total Equity	22,459,472	—	—	22,459,472
Short-Term Investment
Money Market Mutual Fund	955,999	—	—	955,999
Total Short-Term Investment	955,999	—	—	955,999
Total Investments*	$23,415,471	$—	$—	$23,415,471

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2020 (Unaudited)

Portfolio Manager’s Commentary

2020 equity returns were fueled primarily by investors’ expansion in price-to-earnings valuations as earnings for many companies collapsed under the weight of the global coronavirus (COVID-19) pandemic.  As we look to 2021, it is likely those elevated price-to-earnings valuations will unwind as company earnings recover.  Under such a scenario, we believe companies with strong profitability and earnings momentum will outperform the broader market.

Historically, deep value/low quality stocks fall the hardest during market declines and lead equities out of bear markets.  Their outsized returns tend to be strong and swift, but their returns also tend to be quickly exhausted and yield to the returns of the broader market as the overall market recovery plays out.  Therefore, we believe deep value stocks are unlikely to continue their recent winning ways as we have already been through a period of expanding price-to-earnings ratios along with low quality and beta outperformance during the most recent market downturn and subsequent recovery.

As we reflect upon performance for the calendar year 2020, we observe that the Fund performed consistent with our investment discipline.  Our focus on high-quality businesses rewarded the Fund as expected during the first quarter of 2020, providing strong downside protection as markets plummeted and powering the Fund’s outperformance of its benchmark for the quarter.  We lived off this alpha outperformance for much of the ricochet rebound during the next 8 months as deep value/low quality stocks led with the strongest returns out of the bear market.  Similar to past market cycles, the recovery of high-quality stocks that provide strong protection on the downside, seem to be proceeding at a more measured pace.  The next market phase, if we are correct, will likely favor the protracted outperformance of high-quality value stocks through the remainder of the economic cycle, which should benefit the Fund.

Portfolio Highlights

For the year ended December 31, 2020, the Baird SmallCap Value Fund Institutional Class posted a total return of 2.85% as compared to 4.63% return for the Russell 2000® Value Index (“Russell 2000 Value”), the Fund’s benchmark.

Significant contributors to the Fund’s relative and absolute performance for the year include the following:

•
The single largest detractor to the Fund’s relative underperformance versus the Russell 2000 Value was its position in Consumer Discretionary stocks.  The Fund’s underweight to industries such as restaurants and retailers held back gains as many stocks in those areas performed ahead of our expectations despite a murky outlook for profitability as the COVID-19 pandemic worsened throughout the year.  In addition, ZAGG declined on lower demand for its mobile phone power management products, and the Fund sold the stock.

•
The Fund’s Utility holdings gained more than 27% for the year, versus a decline for that sector in the Fund’s benchmark, the Russell 2000 Value.  Our focus on renewable energy suppliers, Atlantica Yield and Algonquin Power led to strong absolute and relative returns and made it the most significant contributor to Fund performance for the year.

•
Cerence, a provider of cognitive assistant solutions to the auto industry, skyrocketed 344% during the year as the company solidified its dominant market position with multiple contract wins throughout the year.

•	The Fund’s intentional underweight to the Energy sector boosted performance as it was the worst performing sector in the Russell 2000 Value, down 38%.

•
ARKO, a new position in the Fund, drifted lower after purchase and was a meaningful detractor for the year.  Despite closing two attractive acquisitions in the convenience store space, the stock ended the year down 14%, likely due to a lack of Wall Street coverage.  We took the opportunity to add to the Fund’s position.

Baird SmallCap Value Fund
December 31, 2020 (Unaudited)

•
The Fund’s Real Estate Investment Trust (REIT) exposure meaningfully outperformed the benchmark sector performance due to superior security selection.  Standout gains were posted by CyrusOne, a data center operator, and hotel REITs (Ryman Hospitality and RLJ Lodging Trust), which were purchased on the heels of positive efficacy news for COVID-19 vaccines.

•
Despite gaining 22% for the year, the Fund’s Healthcare position trailed the corresponding benchmark sector performance largely due to underperformance of Eagle Pharmaceutical and Hill-Rom as hospital capital spending suffered due to the pandemic.

•
Financials were another bright spot in the Fund both due to an underweight position and better security selection.  Despite negative returns for the sector as a whole, many of the Fund’s long-time holdings such as Axos Financial, Merchants Bank, and Old Republic posted strong gains.

•
The Fund’s overweight to Information Technology and superior security selection contributed positively to performance.  The largest sector by weight in the Fund’s portfolio returned 29% during the year.  Notable winners include Immersion Technology, Knowles Group and F5 Networks.

Portfolio Manager:

Michelle Stevens, CFA

Baird SmallCap Value Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

A December 31, 2020 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Atlantica Yield PLC	5.3%
Cerence, Inc.	4.9%
j2 Global, Inc.	4.5%
Axos Financial, Inc.	4.1%
Boingo Wireless, Inc.	3.7%
CACI International, Inc.	3.4%
Algonquin Power & Utilities Corp.	3.1%
Merchants Bancorp	3.1%
ICU Medical, Inc.	2.8%
Preferred Bank	2.8%

Net Assets:	$30,724,055
Portfolio Turnover Rate:	61%
Number of Equity Holdings:	43

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.44%
Investor Class:	1.69%	(4)

Net
Institutional Class:	0.95%
Investor Class:	1.20%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2020.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2020, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2022.

(4)	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (05/01/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (05/01/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2020	One Year	Three Years	Five Years	Inception(1)
Institutional Class Shares	2.85%	0.58%	6.69%	7.73%
Investor Class Shares	2.54%	0.31%	6.43%	7.46%
Russell 2000® Value Index(2)	4.63%	3.72%	9.65%	9.56%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2020.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small-capitalization companies. Small-capitalization companies often are more volatile and face greater risks than larger, more established companies.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2020

Common Stocks

			% of
	Shares	Value	Net Assets
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	25,427	$796,882	2.6%
Banks
Preferred Bank	16,963	856,123	2.8%
Chemicals
Avient Corp.	14,860	598,561	2.0%
Commercial Services & Supplies
ACCO Brands Corp.	77,534	655,162	2.1%
Communications Equipment
Ciena Corp.(1)	8,751	462,490	1.5%
F5 Networks, Inc.(1)	2,805	493,512	1.6%
		956,002	3.1%
Diversified Consumer Services
OneSpaWorld Holdings Ltd.(2)	68,971	699,366	2.3%
Electrical Equipment
nVent Electric PLC(2)	30,710	715,236	2.3%
Electronic Equipment, Instruments & Components
Knowles Corp.(1)	16,380	301,883	1.0%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	9,092	605,345	2.0%
CyrusOne, Inc.	10,384	759,590	2.5%
EastGroup Properties, Inc.	3,006	415,008	1.4%
Gaming and Leisure Properties, Inc.	13,042	552,970	1.8%
QTS Realty Trust, Inc.	7,487	463,296	1.5%
RLJ Lodging Trust	46,706	660,890	2.2%
Ryman Hospitality Properties, Inc.	10,173	689,322	2.2%
		4,146,421	13.6%
Food Products
Nomad Foods Ltd.(1)(2)	24,976	634,890	2.1%
Simply Good Foods Co.(1)	20,628	646,894	2.1%
		1,281,784	4.2%
Health Care Equipment & Supplies
ICU Medical, Inc.(1)	4,072	873,403	2.8%
Household Durables
Helen of Troy Ltd.(1)(2)	1,844	409,718	1.3%
Independent Power and Renewable Electricity Producers
Atlantica Yield PLC(1)	42,949	1,631,203	5.3%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Insurance
Everest Re Group Ltd.(2)	1,723	$403,337	1.3%
First American Financial Corp.	8,237	425,277	1.4%
Old Republic International Corp.	38,068	750,320	2.4%
		1,578,934	5.1%
IT Services
CACI International, Inc.(1)	4,213	1,050,427	3.4%
Science Applications International Corp.	5,909	559,228	1.8%
Verra Mobility Corp.(1)	42,953	576,429	1.9%
		2,186,084	7.1%
Machinery
Shyft Group, Inc.	19,543	554,630	1.8%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	17,560	483,427	1.6%
Multi-Utilities
Algonquin Power & Utilities Corp.(2)	57,940	953,693	3.1%
Road & Rail
Knight-Swift Transportation Holdings, Inc.	14,383	601,497	2.0%
Semiconductors & Semiconductor Equipment
Silicon Motion Technology Corp. – ADR(2)	10,361	498,882	1.6%
Software
Cerence, Inc.(1)	15,005	1,507,702	4.9%
j2 Global, Inc.(1)	14,152	1,382,509	4.5%
		2,890,211	9.4%
Specialty Retail
Arko Corp.(1)	92,971	836,739	2.7%
Urban Outfitters, Inc.(1)	23,635	605,056	2.0%
		1,441,795	4.7%
Technology Hardware, Storage & Peripherals
Immersion Corp.(1)	70,347	794,218	2.6%
Thrifts & Mortgage Finance
Axos Financial, Inc.(1)	33,913	1,272,755	4.1%
Essent Group Ltd.(2)	13,787	595,598	1.9%
Merchants Bancorp	34,061	941,106	3.1%
Meta Financial Group, Inc.	11,666	426,509	1.4%
		3,235,968	10.5%
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	90,240	1,147,853	3.7%
Total Common Stocks
(Cost $21,388,865)		30,288,936	98.6%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2020

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.04%(3)	365,926	$365,926	1.2%
Total Short-Term Investment
(Cost $365,926)		365,926	1.2%
Total Investments
(Cost $21,754,791)		30,654,862	99.8%
Other Assets in Excess of Liabilities		69,193	0.2%
TOTAL NET ASSETS		$30,724,055	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$30,288,936	$—	$—	$30,288,936
Total Equity	30,288,936	—	—	30,288,936
Short-Term Investment
Money Market Mutual Fund	365,926	—	—	365,926
Total Short-Term Investment	365,926	—	—	365,926
Total Investments*	$30,654,862	$—	$—	$30,654,862

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
December 31, 2020 (Unaudited)

Portfolio Manager’s Commentary

In 2020, the Chautauqua International Growth Fund Institutional Class returned 39.84%, significantly outperforming its benchmark, the MSCI ACWI ex U.S. Index®, which returned 10.65%.

The Fund typically holds a limited number of companies (25 to 35) invested primarily in equity securities of non-U.S. companies with medium to large market capitalizations. Stock selection accounted for the majority of the outperformance of the Chautauqua International Growth Fund, as compared to the MSCI ACWI ex U.S. Index®. Portfolio allocation was also a meaningful contributor to the outperformance, led by an overweight in the information technology sector and an underweight in the energy sector, which we exited in the first quarter. Investments in the information technology, health care, and consumer discretionary sectors drove the majority of the outperformance, and standouts such as Adyen, SolarEdge, ASML, Genmab, WuXi Biologics, TAL Education, and BYD were among the top contributors in the entire portfolio. On the other hand, investments in the financials sector were a modest detractor from performance, especially investments in Bank Rakyat, HDFC Bank, and DBS.

Heading into 2020, economic fundamentals were already weak and stock market performance had been overly reliant on monetary accommodation. We were cautious. In the fourth quarter of 2019, we had realigned the Fund towards portfolio companies we viewed as having more economically resilient business models and lower valuation multiples. At the time, this was an extra measure of care to insulate the Fund should the fragile global economy topple over.

Our cautious portfolio positioning at the start of the year proved to be prescient. The coronavirus (COVID-19) pandemic spread around the world in the first quarter. Financial assets were battered, and stock markets suffered a bear market decline. We were able to provide some downside protection in this environment because of the portfolio changes we made in the fourth quarter of 2019.

Central banks and governments around the world responded to the crisis with large waves of fiscal and monetary stimulus, amounting to many trillions of dollars worldwide. This served to prop up afflicted consumers and businesses, stabilize financial markets, and guarantee liquidity almost anywhere it was needed. We took advantage of market dislocations amidst the selloff to initiate positions in several companies that we had analyzed and were monitoring on our watchlist. We initiated positions in Adyen, SolarEdge, Prosus, Beigene, and WuXi Biologics. These investments proved to be among the most beneficial contributors to the Fund’s performance in 2020.

Markets rallied vigorously in the second quarter. The dramatic rise in stock prices was accompanied by extraordinary monetary accommodation, quantitative easing, and repeated signaling by central banks of a do-anything willingness to bolster economies. Not only did this amount to a lower discount rate, which inflates the value of financial assets, but it also provided a psychological backstop for investors. We were able to again outperform in the second quarter as result of the significant repositioning amidst the selloff in the first quarter.

Markets grinded higher again in the third quarter, and our outperformance continued. However, we grew concerned with the disconnect between stock prices and fundamentals. The economic recovery was stagnant or uneven, meanwhile we believed valuation multiples climbed to excessive levels relative to earnings, which had collapsed. We made changes in the Fund’s portfolio to reflect this caution, by taking profits from some high valuation “winners”, redeploying to lower valuation holdings, and initiating new positions in Brookfield Renewable and Fairfax Financial.

In the fourth quarter, positive developments of a COVID-19 vaccine improved market sentiment even further, forming the basis for a sustainable reopening scenario and sending stocks even higher. More so, this helped unleash a powerful “pro-cyclical” rotation, and value stocks substantially outperformed growth stocks. We were able to again outperform in this market environment, aided by the prior changes in the portfolio. Because the market continued to rally, we made additional changes to the portfolio to reflect our caution. We reduced positions in Adyen, Bank Rakyat, DBS Group, and SolarEdge. Proceeds were used to increase positions in Brookfield Renewable, BYD, Fairfax Financial, Novo Nordisk, Sinopharm, TAL Education, Tata Consultancy, Temenos, and WuXi Biologics.

Chautauqua International Growth Fund
December 31, 2020 (Unaudited)

Outlook

Due to the vaccine developments, the most likely economic scenario is one that improves in the next year. And we believe, we have averted a disaster scenario in which the pandemic continues to grow unchecked. As the vaccine is administered to larger swaths of the population, herd immunity is expected to increase, and the spread of the disease should decline. Vaccine manufacturers have announced expected availability in the billions of doses. The most uncertain aspects pertain to how much reach in the next year medical professionals will actually have administering the vaccines, and when emerging countries can obtain their share.

Central banks have become much more optimistic about the prospects for a rebound, albeit shallower and choppier than originally anticipated, in the next year. Many macroeconomic indicators have stabilized and are no longer deteriorating, with the exception of services and consumption data that are more sensitive to weakness in domestic economies. However, the recent resurgence of COVID-19 cases is expected to have follow-through effects on near-term economic growth. And while downside risks have been reduced in recent months, the most likely risks to economic recovery pertain to renewed containment measures. The availability of the vaccine is positive for the economic outlook and is further assisted by ongoing supportive measures by central banks and governments.

Monetary policy will continue to be an important component of the market narrative, but a depleted arsenal and general fatigue also play into worries that monetary policy is increasingly pushing on a string. Therefore, fiscal policy will play an even more critical role for supporting economies in these difficult times. Fortunately, recent important fiscal stimulus packages were passed and made it through political gridlock.

The rotation from growth outperformance to value outperformance was not terribly surprising. The interesting question is whether the rotation might be sustainable, especially as recent instances of growth to value rotations have tended to fizzle. The case that value stocks have more room to grow in price revolves around expectations for more positive vaccine developments and a rebound in corporate earnings. Furthermore, cyclical sectors should be a beneficiary of the economic reopening. Valuation differences between growth stocks and value stocks are still near their widest point over the last ten years. And overall, we believe market valuations have become expensive relative to current earnings power, and they are likely to stay elevated next year as central banks continue to ease into the recovery.

While valuations are high across the market, on a relative basis, they are still most attractive for international stocks. The pandemic has delivered a global growth shock, but in doing so, it has accelerated the timeline for several mega trends that the Fund has been actively investing in, such as productivity enhancement (robotics, automation, and software), e-commerce, electronic payments, and rapid drug development. Furthermore, many portfolio companies have been able to continue to deliver growth even in this recessionary environment, which is an exceptionally rare trait.

We have made adjustments to the Fund portfolio, including realizing profits from some high valuation “winners”, redeploying to lower valuation holdings, and raising cash levels so we hold some dry powder. On the margin, these changes should help mitigate some downside if markets become less hospitable, and we continue to contemplate further adjustments for a more conservative balance of growth, profitability, and valuation in the portfolio.

Respectfully Submitted,

Portfolio Managers:

Brian Beitner, CFA
Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Chautauqua International Growth Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

A December 31, 2020 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings(1)

Wuxi Biologics Cayman, Inc.	5.5%	Net Assets:	$322,471,108
Genmab A/S	4.9%	Portfolio Turnover Rate:	31%
ASML Holding NV	4.9%	Number of Equity Holdings:	30
Tata Consultancy Services Ltd.	4.5%
Novo Nordisk A/S – ADR	4.4%	Annualized Portfolio Expense Ratio(3):
TAL Education Group – ADR	4.2%	Gross
Temenos Group AG	4.2%	Institutional Class:	0.96%
HDFC Bank Ltd. – ADR	4.1%	Investor Class:	1.21%	(4)
Constellation Software, Inc.	3.9%
Keyence Corp.	3.9%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2020.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2020, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2022.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua International Growth Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua International Growth Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2020	One Year	Three Years	Inception(1)
Institutional Class Shares	39.84%	13.75%	14.81%
Investor Class Shares	39.37%	13.41%	14.52%
MSCI ACWI ex USA Index(2)	10.65%	4.88%	9.16%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2020.
(2)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses primarily on non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 65% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, the United Kingdom withdrew from the European Union on January 31, 2020 following a June 2016 referendum referred to as “Brexit.”  Although the EU and UK agreed to a trade deal in December 2020, there is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks

			% of
	Shares	Value	Net Assets
Application Software
Atlassian Corp. PLC (Australia)(1)	35,843	$8,382,602	2.6%
Temenos Group AG (Switzerland)(2)	96,483	13,442,938	4.2%
		21,825,540	6.8%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	117,522	6,770,622	2.1%
Automobile Manufacturers
BYD Co. Ltd. (China)(2)	272,341	7,170,261	2.2%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	36,537	9,440,795	2.9%
Genmab A/S (Denmark)(1)(2)	39,151	15,875,492	4.9%
		25,316,287	7.8%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)(2)	41,679,076	12,391,333	3.9%
DBS Group Holdings Ltd. (Singapore)(2)	652,183	12,359,345	3.8%
		24,750,678	7.7%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	81,879	3,439,160	1.1%
Education Services
TAL Education Group – ADR (China)(1)	188,114	13,452,032	4.2%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	22,259	12,521,067	3.9%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	111,009	11,386,194	3.5%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	3,122,228	7,573,980	2.4%
Industrial Machinery
FANUC Corp. (Japan)(2)	40,641	10,032,195	3.1%
Information Technology
Constellation Software, Inc. (Canada)	9,784	12,704,981	3.9%
Topicus.com, Inc. (Canada)(1)(2)	18,196	64,110	0.0%
		12,769,091	3.9%
Internet & Direct Marketing Retail
Prosus NV (Netherlands)(2)	101,988	11,012,465	3.4%
Internet Retail
Alibaba Group Holding Ltd. – ADR (China)(1)	46,702	10,868,957	3.4%
IT Services
Adyen NV (Netherlands)(1)(2)	5,176	12,026,580	3.7%
Tata Consultancy Services Ltd. (India)(2)	367,734	14,439,124	4.5%
		26,465,704	8.2%

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China)(1)(2)	1,344,148	$17,825,209	5.5%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	30,873	10,522,626	3.3%
Pharmaceuticals
Novo Nordisk A/S – ADR (Denmark)	201,403	14,068,000	4.4%
Regional Banks
HDFC Bank Ltd. – ADR (India)(1)	183,764	13,278,787	4.1%
Renewable Electricity
Brookfield Renewable Corp. (Canada)	159,367	9,286,315	2.9%
Semiconductor Equipment
ASML Holding NV (Netherlands)	32,346	15,775,790	4.9%
Semiconductors
AMS AG (Austria)(1)(2)	163,044	3,552,636	1.1%
Taiwan Semiconductor
Manufacturing Co. Ltd. – ADR (Taiwan)	113,626	12,389,779	3.8%
		15,942,415	4.9%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (Israel)(1)	18,412	5,875,637	1.8%
Total Common Stocks
(Cost $200,853,630)		307,929,012	95.5%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.04%(3)	13,662,627	13,662,627	4.2%
Total Short-Term Investment
(Cost $13,662,627)		13,662,627	4.2%
Total Investments
(Cost $214,516,257)		321,591,639	99.7%
Other Assets in Excess of Liabilities		879,469	0.3%
TOTAL NET ASSETS		$322,471,108	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$147,432,495	$160,496,517	$—	$307,929,012
Total Equity	147,432,495	160,496,517	—	307,929,012
Short-Term Investment
Money Market Mutual Fund	13,662,627	—	—	13,662,627
Total Short-Term Investment	13,662,627	—	—	13,662,627
Total Investments*	$161,095,122	$160,496,517	$—	$321,591,639

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
December 31, 2020 (Unaudited)

Portfolio Manager’s Commentary

In 2020, the Chautauqua Global Growth Fund Institutional Class returned 37.97%, significantly outperforming its benchmark, the MSCI ACWI Index®, which returned 16.25%.

The Fund typically holds a limited number of companies (35 to 45) invested primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations. Stock selection accounted for the majority of the outperformance of the Chautauqua Global Growth Fund, as compared to the MSCI ACWI Index®. Portfolio allocation was also a meaningful contributor to the outperformance, led by an overweight in the information technology sector and an underweight in the energy sector, which we exited in the first quarter. Investments in the information technology, health care, and consumer discretionary sectors drove the majority of the outperformance, and standouts such as Adyen, SolarEdge, Genmab, WuXi Biologics, TAL Education, and BYD were among the top contributors in the entire portfolio.  While all regions positively contributed to the Fund overall, relative underweight exposure to the United States detracted from the allocation effect in North America.

Heading into 2020, economic fundamentals were already weak and stock market performance had been overly reliant on monetary accommodation. We were cautious. In the fourth quarter of 2019, we had realigned the Fund towards portfolio companies we viewed as having more economically resilient business models and lower valuation multiples. At the time, this was an extra measure of care to insulate the Fund should the fragile global economy topple over.

Our cautious portfolio positioning at the start of the year proved to be prescient. The coronavirus (COVID-19) pandemic spread around the world in the first quarter. Financial assets were battered, and stock markets suffered a bear market decline. We were able to provide some downside protection in this environment because of the portfolio changes we made in the fourth quarter of 2019.

Central banks and governments around the world responded to the crisis with large waves of fiscal and monetary stimulus, amounting to many trillions of dollars worldwide. This served to prop up afflicted consumers and businesses, stabilize financial markets, and guarantee liquidity almost anywhere it was needed. We took advantage of market dislocations amidst the selloff to initiate positions in several companies that we had analyzed and were monitoring on our watchlist. We initiated positions in Adyen, EPAM Systems, SolarEdge, Prosus, Beigene, and WuXi Biologics. These investments proved to be among the most beneficial contributors to the Fund’s performance in 2020.

Markets rallied vigorously in the second quarter. The dramatic rise in stock prices was accompanied by extraordinary monetary accommodation, quantitative easing, and repeated signaling by central banks of a do-anything willingness to bolster economies. Not only did this amount to a lower discount rate, which inflates the value of financial assets, but it also provided a psychological backstop for investors. We were able to again outperform in the second quarter as result of the significant repositioning amidst the selloff in the first quarter.

Markets grinded higher again in the third quarter, and our outperformance continued. However, we grew concerned with the disconnect between stock prices and fundamentals. The economic recovery was stagnant or uneven, meanwhile we believed valuation multiples climbed to excessive levels relative to earnings, which had collapsed. We made changes in the Fund’s portfolio to reflect this caution, by taking profits from some high valuation “winners”, redeploying to lower valuation holdings, and initiating new positions in Alteryx, Brookfield Renewable, and Fairfax Financial.

In the fourth quarter, positive developments of a COVID-19 vaccine improved market sentiment even further, forming the basis for a sustainable reopening scenario and sending stocks even higher. More so, this helped unleash a powerful “pro-cyclical” rotation, and value stocks substantially outperformed growth stocks. We were able to again outperform in this market environment, aided by the prior changes in the portfolio. Because the market continued to rally, we made additional changes to the portfolio to reflect our caution. We reduced positions in Adyen, Atlassian, BYD, and SolarEdge. Proceeds were used to initiate a new position in Alexandria Real Estate and increase positions in Bank Rakyat, Brookfield Renewable, DBS, Sinopharm, Tata Consultancy, and WuXi Biologics.

Chautauqua Global Growth Fund
December 31, 2020 (Unaudited)

Outlook

Due to the vaccine developments, the most likely economic scenario is one that improves in the next year. And we believe, we have averted a disaster scenario in which the pandemic continues to grow unchecked. As the vaccine is administered to larger swaths of the population, herd immunity is expected to increase, and the spread of the disease should decline. Vaccine manufacturers have announced expected availability in the billions of doses. The most uncertain aspects pertain to how much reach in the next year medical professionals will actually have administering the vaccines, and when emerging countries can obtain their share.

Central banks have become much more optimistic about the prospects for a rebound, albeit shallower and choppier than originally anticipated, in the next year. Many macroeconomic indicators have stabilized and are no longer deteriorating, with the exception of services and consumption data that are more sensitive to weakness in domestic economies. However, the recent resurgence of COVID-19 cases is expected to have follow-through effects on near-term economic growth. And while downside risks have been reduced in recent months, the most likely risks to economic recovery pertain to renewed containment measures. The availability of the vaccine is positive for the economic outlook and is further assisted by ongoing supportive measures by central banks and governments.

Monetary policy will continue to be an important component of the market narrative, but a depleted arsenal and general fatigue also play into worries that monetary policy is increasingly pushing on a string. Therefore, fiscal policy will play an even more critical role for supporting economies in these difficult times. Fortunately, recent important fiscal stimulus packages were passed and made it through political gridlock.

The rotation from growth outperformance to value outperformance was not terribly surprising. The interesting question is whether the rotation might be sustainable, especially as recent instances of growth to value rotations have tended to fizzle. The case that value stocks have more room to grow in price revolves around expectations for more positive vaccine developments and a rebound in corporate earnings. Furthermore, cyclical sectors should be a beneficiary of the economic reopening. Valuation differences between growth stocks and value stocks are still near their widest point over the last ten years. And overall, we believe market valuations have become expensive relative to current earnings power, and they are likely to stay elevated next year as central banks continue to ease into the recovery.

While valuations are high across the market, on a relative basis, they are still most attractive for international stocks. The pandemic has delivered a global growth shock, but in doing so, it has accelerated the timeline for several mega trends that the Fund has been actively investing in, such as productivity enhancement (robotics, automation, and software), e-commerce, electronic payments, and rapid drug development. Furthermore, many portfolio companies have been able to continue to deliver growth even in this recessionary environment, which is an exceptionally rare trait.

We have made adjustments to the Fund portfolio, including realizing profits from some high valuation “winners”, redeploying to lower valuation holdings, and raising cash levels so we hold some dry powder. On the margin, these changes should help mitigate some downside if markets become less hospitable, and we continue to contemplate further adjustments for a more conservative balance of growth, profitability, and valuation in the portfolio.

Respectfully Submitted,

Portfolio Managers:

Brian Beitner, CFA
Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Chautauqua Global Growth Fund
December 31, 2020 (Unaudited)

Portfolio Characteristics

A December 31, 2020 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings(1)

SVB Financial Group	4.6%	Net Assets:	$139,018,950
Genmab A/S	4.4%	Portfolio Turnover Rate:	24%
TJX Cos, Inc.	3.9%	Number of Equity Holdings:	46
Wuxi Biologics Cayman, Inc.	3.8%
MasterCard, Inc. – Class A	3.3%	Annualized Portfolio Expense Ratio(3):
Tata Consultancy Services Ltd.	3.3%	Gross
HDFC Bank Ltd. – ADR	3.1%	Institutional Class:	1.23%
TAL Education Group – ADR	3.0%	Investor Class:	1.48%	(4)
Bank Rakyat Indonesia Persero Tbk PT	2.9%
Charles Schwab Corp.	2.9%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2020.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2020, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2022.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua Global Growth Fund
December 31, 2020 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua Global Growth Fund
December 31, 2020 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2020	One Year	Three Years	Inception(1)
Institutional Class Shares	37.97%	15.27%	17.39%
Investor Class Shares	37.94%	15.07%	17.15%
MSCI ACWI Index(2)	16.25%	10.06%	12.65%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2020.
(2)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, the United Kingdom withdrew from the European Union on January 31, 2020 following a June 2016 referendum referred to as “Brexit.”  Although the EU and UK agreed to a trade deal in December 2020, there is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks

			% of
	Shares	Value	Net Assets
Apparel Retail
TJX Cos, Inc. (United States)	78,844	$5,384,256	3.9%
Application Software
Atlassian Corp. PLC (Australia)(1)	9,271	2,168,209	1.6%
Temenos Group AG (Switzerland)(2)	20,935	2,916,865	2.1%
		5,085,074	3.7%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	21,550	1,241,528	0.9%
Automobile Manufacturers
BYD Co. Ltd. (China)(2)	76,170	2,005,423	1.4%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	8,663	2,238,433	1.6%
Genmab A/S (Denmark)(1)(2)	15,233	6,176,888	4.4%
Incyte Corp. (United States)(1)	44,780	3,894,964	2.8%
Regeneron Pharmaceuticals, Inc. (United States)(1)	4,852	2,344,050	1.7%
		14,654,335	10.5%
Data Processing & Outsourced Services
MasterCard, Inc. – Class A (United States)	13,020	4,647,359	3.3%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)(2)	13,791,440	4,100,243	2.9%
DBS Group Holdings Ltd. (Singapore)(2)	171,659	3,253,064	2.3%
		7,353,307	5.2%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	31,512	1,323,597	1.0%
Education Services
TAL Education Group – ADR (China)(1)	58,449	4,179,688	3.0%
Electronic Equipment & Instruments
Coherent, Inc. (United States)(1)	5,770	865,615	0.6%
Keyence Corp. (Japan)(2)	4,685	2,635,392	1.9%
Universal Display Corp. (United States)	10,547	2,423,701	1.7%
		5,924,708	4.2%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	31,155	3,195,568	2.3%
Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities, Inc. (United States)	9,044	1,611,822	1.2%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	1,047,957	2,542,161	1.8%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Industrial Machinery
FANUC Corp. (Japan)(2)	11,111	$2,742,741	2.0%
Information Technology
Constellation Software, Inc. (Canada)	2,866	3,721,635	2.7%
Topicus.com, Inc. (Canada)(1)(2)	5,330	18,780	0.0%
		3,740,415	2.7%
Interactive Media & Services
Alphabet, Inc. – Class A (United States)(1)	1,470	2,576,381	1.9%
Internet & Direct Marketing Retail
Prosus NV (Netherlands)(2)	36,755	3,968,733	2.9%
Internet Retail
Alibaba Group Holding Ltd. – ADR (China)(1)	11,671	2,716,192	2.0%
Amazon.com, Inc. (United States)(1)	691	2,250,539	1.6%
		4,966,731	3.6%
IT Services
Adyen NV (Netherlands)(1)(2)	1,445	3,357,498	2.4%
EPAM Systems, Inc. (United States)(1)	4,204	1,506,503	1.1%
Tata Consultancy Services Ltd. (India)(2)	115,110	4,519,808	3.3%
		9,383,809	6.8%
Life Sciences Tools & Services
Illumina, Inc. (United States)(1)	5,419	2,005,030	1.4%
Wuxi Biologics Cayman, Inc. (China)(1)(2)	394,209	5,227,741	3.8%
		7,232,771	5.2%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	8,115	2,765,883	2.0%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	77,112	4,090,020	2.9%
Pharmaceuticals
Bristol-Myers Squibb Company (United States)	15,270	947,198	0.7%
Novo Nordisk A/S – ADR (Denmark)	57,676	4,028,669	2.9%
		4,975,867	3.6%
Regional Banks
HDFC Bank Ltd. – ADR (India)(1)	60,085	4,341,742	3.1%
SVB Financial Group (United States)(1)	16,405	6,362,352	4.6%
		10,704,094	7.7%
Renewable Electricity
Brookfield Renewable Corp. (Canada)	68,543	3,993,971	2.9%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2020

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Semiconductor Equipment
ASML Holding NV (Netherlands)	5,744	$2,801,464	2.0%
Semiconductors
AMS AG (Austria)(1)(2)	47,955	1,044,912	0.8%
Nvidia Corp. (United States)	2,992	1,562,422	1.1%
Taiwan Semiconductor
Manufacturing Co. Ltd. – ADR (Taiwan)	33,529	3,656,002	2.6%
		6,263,336	4.5%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (Israel)(1)	5,866	1,871,958	1.3%
Software
Alteryx, Inc. (United States)(1)	8,991	1,095,014	0.8%
Total Common Stocks
(Cost $90,815,667)		132,322,014	95.2%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.04%(3)	5,109,380	5,109,380	3.7%
Total Short-Term Investment
(Cost $5,109,380)		5,109,380	3.7%
Total Investments
(Cost $95,925,047)		137,431,394	98.9%
Other Assets in Excess of Liabilities		1,587,556	1.1%
TOTAL NET ASSETS		$139,018,950	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund

Summary of Fair Value Exposure at December 31, 2020

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 –	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$85,246,640	$47,075,374	$—	$132,322,014
Total Equity	85,246,640	47,075,374	—	132,322,014
Short-Term Investment
Money Market Mutual Fund	5,109,380	—	—	5,109,380
Total Short-Term Investment	5,109,380	—	—	5,109,380
Total Investments*	$90,356,020	$47,075,374	$—	$137,431,394

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2020 (Unaudited)

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. With the exception of the Chautauqua International Growth and Chautauqua Global Growth Funds, which charge redemption fees, the Funds do not charge any sales loads, redemption fees or other transaction fees; however, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/20 – 12/31/20).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2020 (Unaudited)

Actual vs. Hypothetical Returns

For the Six Months Ended December 31, 2020

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/20	12/31/20	Period(1)	12/31/20	Period(1)
Baird MidCap Fund
Institutional Class	0.82%	$1,000.00	$1,290.60	$4.72	$1,021.01	$4.17
Investor Class	1.07%	$1,000.00	$1,288.20	$6.15	$1,019.76	$5.43

Baird Small/Mid Cap
Growth Fund
Institutional Class	0.85%	$1,000.00	$1,329.60	$4.98	$1,020.86	$4.32
Investor Class	1.10%	$1,000.00	$1,325.10	$6.43	$1,019.61	$5.58

Baird Small/Mid Cap
Value Fund
Institutional Class	0.85%	$1,000.00	$1,231.80	$4.77	$1,020.86	$4.32
Investor Class	1.10%	$1,000.00	$1,228.80	$6.16	$1,019.61	$5.58

Baird SmallCap
Value Fund
Institutional Class	0.95%	$1,000.00	$1,253.80	$5.38	$1,020.36	$4.82
Investor Class	1.20%	$1,000.00	$1,251.70	$6.79	$1,019.10	$6.09

Chautauqua International
Growth Fund
Institutional Class	0.80%	$1,000.00	$1,335.90	$4.70	$1,021.11	$4.06
Investor Class	1.05%	$1,000.00	$1,333.40	$6.16	$1,019.86	$5.33

Chautauqua Global
Growth Fund
Institutional Class	0.80%	$1,000.00	$1,297.30	$4.62	$1,021.11	$4.06
Investor Class	1.05%	$1,000.00	$1,294.70	$6.06	$1,019.86	$5.33

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 366 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2020

		Baird
	Baird	Small/Mid
	MidCap	Cap Growth
	Fund	Fund
ASSETS:
Investments, at value (cost $1,260,670,865
and $38,841,556, respectively)	$2,271,960,614	$52,940,677
Dividends receivable	184,363	6,313
Interest receivable	1,575	74
Receivable for Fund shares sold	2,497,815	223,087
Prepaid expenses and other assets	28,497	13,199
Total assets	2,274,672,864	53,183,350
LIABILITIES:
Payable for securities purchased	3,653,445	1,319,828
Payable for Fund shares redeemed	3,548,382	1,952
Payable to Advisor, net (Note 5)	1,398,348	18,962
Payable to Directors	13,310	13,310
Accrued fund accounting and administration fees	29,186	5,117
Accrued shareholder servicing fees	106,868	2,766
Accrued professional fees	1,929	1,929
Accrued custody fees	4,171	2,445
Accrued Rule 12b-1 fees (Note 7)	72,912	171
Accrued expenses and other liabilities	18,635	2,199
Total liabilities	8,847,186	1,368,679
NET ASSETS	$2,265,825,678	$51,814,671
NET ASSETS CONSIST OF:
Paid-in capital	$1,208,438,450	$36,704,869
Total distributable earnings	1,057,387,228	15,109,802
NET ASSETS	$2,265,825,678	$51,814,671
INSTITUTIONAL CLASS SHARES
Net Assets	$2,065,521,329	$51,153,659
Shares outstanding ($0.01 par value,
unlimited shares authorized)	73,335,285	2,941,923
Net asset value, offering and redemption price per share	$28.17	$17.39
INVESTOR CLASS SHARES
Net Assets	$200,304,349	$661,012
Shares outstanding ($0.01 par value,
unlimited shares authorized)	7,638,735	38,317
Net asset value, offering and redemption price per share	$26.22	$17.25

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2020

	Baird
	Small/Mid	Baird
	Cap Value	SmallCap
	Fund	Value Fund
ASSETS:
Investments, at value (cost $18,903,829
and $21,754,791, respectively)	$23,415,471	$30,654,862
Dividends receivable	18,146	42,285
Interest receivable	14	13
Receivable for Fund shares sold	35,457	39,800
Receivable from Advisor, net (Note 5)	400	—
Prepaid expenses and other assets	18,312	21,754
Total assets	23,487,800	30,758,714
LIABILITIES:
Payable for securities purchased	353,703	—
Payable to Advisor, net (Note 5)	—	4,429
Payable to Directors	13,310	13,310
Accrued fund accounting and administration fees	5,533	6,141
Accrued shareholder servicing fees	3,047	7,485
Accrued professional fees	1,929	1,928
Accrued custody fees	216	58
Accrued Rule 12b-1 fees (Note 7)	32	515
Accrued expenses and other liabilities	764	793
Total liabilities	378,534	34,659
NET ASSETS	$23,109,266	$30,724,055
NET ASSETS CONSIST OF:
Paid-in capital	$19,893,873	$23,950,109
Total distributable earnings	3,215,393	6,773,946
NET ASSETS	$23,109,266	$30,724,055
INSTITUTIONAL CLASS SHARES
Net Assets	$23,030,200	$30,428,369
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,873,425	1,955,517
Net asset value, offering and redemption price per share	$12.29	$15.56
INVESTOR CLASS SHARES
Net Assets	$79,066	$295,686
Shares outstanding ($0.01 par value,
unlimited shares authorized)	6,440	19,047
Net asset value, offering and redemption price per share	$12.28	$15.52

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2020

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $214,516,257
and $95,925,047, respectively)	$321,591,639	$137,431,394
Foreign currency, at value (cost $780,597
and $137,515, respectively)	781,385	139,014
Dividends receivable	168,147	56,285
Interest receivable	594	239
Receivable for Fund shares sold	592,790	1,622,655
Uninvested cash	38,074	15,758
Prepaid expenses and other assets	22,542	19,853
Total assets	323,195,171	139,285,198
LIABILITIES:
Payable for Fund shares redeemed	4,592	5,075
Payable to Advisor, net (Note 5)	175,313	64,910
Payable to directors	13,310	13,310
Accrued fund accounting and administration fees	9,138	7,794
Accrued shareholder servicing fees	11,215	6,573
Accrued professional fees	1,290	1,290
Accrued custody fees	8,746	3,951
Accrued Rule 12b-1 fees (Note 7)	204	451
Deferred tax	490,722	158,120
Accrued expenses and other liabilities	9,533	4,774
Total liabilities	724,063	266,248
NET ASSETS	$322,471,108	$139,018,950
NET ASSETS CONSIST OF:
Paid-in capital	$221,346,226	$99,256,074
Total distributable earnings	101,124,882	39,762,876
NET ASSETS	$322,471,108	$139,018,950
INSTITUTIONAL CLASS SHARES
Net Assets	$321,773,703	$137,342,222
Shares outstanding ($0.01 par value,
unlimited shares authorized)	18,381,431	6,920,329
Net asset value, offering and redemption price per share	$17.51	$19.85
INVESTOR CLASS SHARES
Net Assets	$697,405	$1,676,728
Shares outstanding ($0.01 par value,
unlimited shares authorized)	39,895	84,961
Net asset value, offering and redemption price per share	$17.48	$19.74

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2020

		Baird
	Baird	Small/Mid
	MidCap	Cap Growth
	Fund	Fund
INVESTMENT INCOME:
Dividends	$8,831,101	$129,639
Interest	215,483	3,935
Total investment income	9,046,584	133,574

EXPENSES:
Investment advisory fees (Note 5)	14,508,524	225,664
Shareholder servicing fees	803,153	17,885
Fund accounting and administration fees	168,328	32,150
Federal and state registration fees	71,764	56,113
Directors fees	59,571	59,571
Reports to shareholders	69,090	1,472
Professional fees	27,930	28,625
Custody fees	26,812	8,361
Interest expense (Note 6)	30,545	2
Miscellaneous expenses	2,049	195
Rule 12b-1 fees – Investor Class Shares (Note 7)	406,855	750
Total expenses	16,174,621	430,788
Fee waiver by Advisor (Note 5)	—	(174,285)
Net expenses	16,174,621	256,503
NET INVESTMENT LOSS	(7,128,037)	(122,929)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	291,556,478	2,179,765
Net change in unrealized appreciation on investments	318,460,636	11,277,721
Net realized and unrealized gain on investments	610,017,114	13,457,486
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$602,889,077	$13,334,557

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2020

	Baird
	Small/Mid	Baird
	Cap Value	SmallCap
	Fund	Value Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $2,518 and $5,647, respectively)	$340,801	$298,411
Interest	4,522	6,006
Other income	701	1,347
Total investment income	346,024	305,764

EXPENSES:
Investment advisory fees (Note 5)	158,831	224,344
Directors fees	59,571	59,571
Federal and state registration fees	47,291	53,254
Fund accounting and administration fees	34,567	35,393
Professional fees	27,946	28,103
Shareholder servicing fees	18,634	28,417
Reports to shareholders	1,541	1,618
Custody fees	1,256	1,423
Miscellaneous expenses	411	883
Rule 12b-1 fees – Investor Class Shares (Note 7)	828	1,323
Total expenses	350,876	434,329
Fee waiver by Advisor (Note 5)	(170,040)	(182,269)
Net expenses	180,836	252,060
NET INVESTMENT INCOME	165,188	53,704

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(860,611)	(2,166,119)
Net change in unrealized appreciation on investments	878,323	2,348,969
Net realized and unrealized gain on investments	17,712	182,850
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$182,900	$236,554

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2020

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $253,944 and $60,466, respectively)	$1,850,132	$531,460
Interest	46,571	14,934
Other income	4,362	1,018
Total investment income	1,901,065	547,412

EXPENSES:
Investment advisory fees (Note 5)	1,631,915	647,641
Federal and state registration fees	60,973	55,522
Directors fees	59,571	59,571
Fund accounting and administration fees	54,329	45,985
Shareholder servicing fees	60,680	32,327
Custody fees	46,984	24,801
Professional fees	31,273	31,153
Reports to shareholders	6,367	3,092
Miscellaneous expenses	2,513	655
Rule 12b-1 fees – Investor Class Shares (Note 7)	2,571	3,902
Total expenses	1,957,176	904,649
Fee waiver by Advisor (Note 5)	(213,896)	(209,930)
Net expenses	1,743,280	694,719
NET INVESTMENT INCOME (LOSS)	157,785	(147,307)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on investments
(net of foreign taxes withheld of $676 and $0, respectively)	3,840,351	(666,978)
Net realized gain on foreign currency translation	1,689	28,534
Net change in unrealized appreciation on investments	81,505,309	34,020,688
Net change in unrealized appreciation
(depreciation) on foreign currency translation	5,661	(3,704)
Net realized and unrealized gain on investments	85,353,010	33,378,540
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$85,510,795	$33,231,233

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment loss	$(7,128,037)	$(1,758,440)
Net realized gain on investments	291,556,478	113,591,259
Net change in unrealized appreciation on investments	318,460,636	445,197,148
Net increase in net assets resulting from operations	602,889,077	557,029,967

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	462,769,490	658,933,497
Shares issued to holders in reinvestment of distributions	163,266,379	92,604,419
Cost of shares redeemed	(736,918,649)	(650,544,300)
Net increase (decrease) in net assets resulting
from capital share transactions	(110,882,780)	100,993,616

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(181,775,657)	(109,134,740)
Investor Class	(18,567,375)	(7,559,012)
Total net distributions to shareholders	(200,343,032)	(116,693,752)

TOTAL INCREASE IN NET ASSETS	291,663,265	541,329,831

NET ASSETS:
Beginning of year	1,974,162,413	1,432,832,582
End of year	$2,265,825,678	$1,974,162,413

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Small/Mid Cap Growth Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment loss	$(122,929)	$(32,973)
Net realized gain (loss) on investments	2,179,765	(32,734)
Net change in unrealized appreciation on investments	11,277,721	3,511,422
Net increase in net assets resulting from operations	13,334,557	3,445,715

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	24,212,271	9,941,887
Shares issued to holders in reinvestment of distributions	916,495	—
Cost of shares redeemed	(4,275,076)	(2,104,855)
Net increase in net assets resulting
from capital share transactions	20,853,690	7,837,032

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(934,480)	—
Investor Class	(11,948)	—
Total net distributions to shareholders	(946,428)	—

TOTAL INCREASE IN NET ASSETS	33,241,819	11,282,747

NET ASSETS:
Beginning of year	18,572,852	7,290,105
End of year	$51,814,671	$18,572,852

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Small/Mid Cap Value Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$165,188	$228,828
Net realized gain (loss) on investments	(860,611)	346,989
Net change in unrealized appreciation on investments	878,323	2,878,359
Net increase in net assets resulting from operations	182,900	3,454,176

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,507,607	6,171,911
Shares issued to holders in reinvestment of distributions	137,203	167,707
Cost of shares redeemed	(9,442,201)	(2,097,080)
Net increase (decrease) in net assets resulting
from capital share transactions	(1,797,391)	4,242,538

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(163,070)	(208,297)
Investor Class	(50)	(3,681)
Total net distributions to shareholders	(163,120)	(211,978)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,777,611)	7,484,736

NET ASSETS:
Beginning of year	24,886,877	17,402,141
End of year	$23,109,266	$24,886,877

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird SmallCap Value Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$53,704	$284,077
Net realized gain (loss) on investments	(2,166,119)	2,315,161
Net change in unrealized appreciation on investments	2,348,969	2,792,139
Net increase in net assets resulting from operations	236,554	5,391,377

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,992,494	4,097,702
Shares issued to holders in reinvestment of distributions	1,383,444	184,267
Cost of shares redeemed	(8,125,553)	(5,124,745)
Net decrease in net assets resulting
from capital share transactions	(1,749,615)	(842,776)

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(1,581,926)	(223,517)
Investor Class	(14,822)	(3,885)
Total net distributions to shareholders	(1,596,748)	(227,402)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,109,809)	4,321,199

NET ASSETS:
Beginning of year	33,833,864	29,512,665
End of year	$30,724,055	$33,833,864

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua International Growth Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$157,785	$3,654,520
Net realized gain (loss) on investments
and foreign currency translation	3,842,040	(6,741,312)
Net change in unrealized appreciation
on investments and foreign currency translation	81,510,970	32,743,535
Net increase in net assets resulting from operations	85,510,795	29,656,743

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	91,388,589	77,073,338
Shares issued to holders in reinvestment of distributions	1,730,938	2,901,751
Cost of shares redeemed	(28,256,851)	(19,364,200)
Redemption fees	35,222	32,973
Net increase in net assets resulting
from capital share transactions	64,897,898	60,643,862

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(2,104,798)	(3,632,612)
Investor Class	(1,953)	(26,317)
Total net distributions to shareholders	(2,106,751)	(3,658,929)

TOTAL INCREASE IN NET ASSETS	148,301,942	86,641,676

NET ASSETS:
Beginning of year	174,169,166	87,527,490
End of year	$322,471,108	$174,169,166

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua Global Growth Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income (loss)	$(147,307)	$792,759
Net realized loss on investments
and foreign currency translation	(638,444)	(157,584)
Net change in unrealized appreciation
on investments and foreign currency translation	34,016,984	11,322,762
Net increase in net assets resulting from operations	33,231,233	11,957,937

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,986,909	15,333,359
Shares issued to holders in reinvestment of distributions	554,641	688,936
Cost of shares redeemed	(14,586,110)	(7,222,512)
Redemption fees	33,841	3,722
Net increase in net assets resulting
from capital share transactions	48,989,281	8,803,505

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(635,729)	(847,342)
Investor Class	(4,036)	(21,289)
Total net distributions to shareholders	(639,765)	(868,631)

TOTAL INCREASE IN NET ASSETS	81,580,749	19,892,811

NET ASSETS:
Beginning of year	57,438,201	37,545,390
End of year	$139,018,950	$57,438,201

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$22.90	$17.72	$19.16	$15.80	$14.99
Income from investment operations:
Net investment loss(1)	(0.08)	(0.02)	(0.03)	(0.03)	(0.02)
Net realized and unrealized
gains (losses) on investments	7.99	6.44	(0.30)	4.28	0.83
Total from investment operations	7.91	6.42	(0.33)	4.25	0.81
Less distributions:
Distributions from net realized gains	(2.64)	(1.24)	(1.11)	(0.89)	—
Total distributions	(2.64)	(1.24)	(1.11)	(0.89)	—
Net asset value, end of year	$28.17	$22.90	$17.72	$19.16	$15.80
Total return	34.81%	36.31%	(1.61)%	26.88%	5.40%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,065.5	$1,825.8	$1,337.4	$1,279.6	$1,105.1
Ratio of expenses to average net assets	0.82%	0.82%	0.81%	0.83%	0.82%
Ratio of net investment loss
to average net assets	(0.35)%	(0.07)%	(0.15)%	(0.17)%	(0.14)%
Portfolio turnover rate(2)	47%	43%	38%	45%	57%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$21.53	$16.76	$18.23	$15.10	$14.36
Income from investment operations:
Net investment loss(1)	(0.14)	(0.07)	(0.08)	(0.07)	(0.06)
Net realized and unrealized
gains (losses) on investments	7.47	6.08	(0.28)	4.09	0.80
Total from investment operations	7.33	6.01	(0.36)	4.02	0.74
Less distributions:
Distributions from net realized gains	(2.64)	(1.24)	(1.11)	(0.89)	—
Total distributions	(2.64)	(1.24)	(1.11)	(0.89)	—
Net asset value, end of year	$26.22	$21.53	$16.76	$18.23	$15.10
Total return	34.32%	35.94%	(1.86)%	26.61%	5.08%
Supplemental data and ratios:
Net assets, end of year (millions)	$200.3	$148.3	$95.5	$111.4	$137.2
Ratio of expenses to average net assets	1.07%	1.07%	1.06%	1.08%	1.07%
Ratio of net investment loss
to average net assets	(0.60)%	(0.32)%	(0.40)%	(0.42)%	(0.39)%
Portfolio turnover rate(2)	47%	43%	38%	45%	57%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Institutional Class

			Period Ended
	Year Ended December 31,		December 31,
	2020	2019	2018(1)
Per Share Data:
Net asset value, beginning of period	$12.26	$8.95	$10.00
Income from investment operations:
Net investment loss(2)	(0.06)	(0.03)	(0.00	)(3)
Net realized and unrealized
gains (losses) on investments	5.52	3.34	(1.05)
Total from investment operations	5.46	3.31	(1.05)
Less distributions:
Distributions from net realized gains	(0.33)	—	—
Total distributions	(0.33)	—	—
Net asset value, end of period	$17.39	$12.26	$8.95
Total return	44.57%	36.98%	(10.50	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$51.2	$18.3	$7.3
Ratio of expenses to average net assets	0.85%	0.85%	0.85	%(5)
Ratio of expenses to average
net assets (before waivers)	1.43%	2.10%	3.88	%(5)
Ratio of net investment loss
to average net assets	(0.41)%	(0.25)%	(0.03	)%(5)
Ratio of net investment loss
to average net assets (before waivers)	(0.99)%	(1.50)%	(3.06	)%(5)
Portfolio turnover rate(6)	65%	60%	9	%(4)

(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Investor Class

			Period Ended
	Year Ended December 31,		December 31,
	2020	2019	2018(1)
Per Share Data:
Net asset value, beginning of period	$12.21	$8.94	$10.00
Income from investment operations:
Net investment loss(2)	(0.09)	(0.06)	(0.00	)(3)
Net realized and unrealized
gains (losses) on investments	5.46	3.33	(1.06)
Total from investment operations	5.37	3.27	(1.06)
Less distributions:
Distributions from net realized gains	(0.33)	—	—
Total distributions	(0.33)	—	—
Net asset value, end of period	$17.25	$12.21	$8.94
Total return	43.89%	36.69%	(10.60	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$661.0	$287.3	$8.9
Ratio of expenses to average net assets	1.10%	1.10%	1.10	%(5)
Ratio of expenses to average
net assets (before waivers)	1.68%	2.35%	4.13	%(5)
Ratio of net investment loss
to average net assets	(0.66)%	(0.50)%	(0.28	)%(5)
Ratio of net investment loss
to average net assets (before waivers)	(1.24)%	(1.75)%	(3.31	)%(5)
Portfolio turnover rate(6)	65%	60%	9	%(4)

(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Institutional Class

	Year Ended December 31,
	2020		2019	2018		2017		2016
Per Share Data:
Net asset value, beginning of year	$12.32		$10.51	$12.43		$10.29		$9.52
Income from investment operations:
Net investment income(1)	0.08		0.12	0.04		0.07		0.13
Net realized and unrealized
gains (losses) on investments	(0.02	)(5)	1.80	(1.92)		2.14		0.72
Total from investment operations	0.06		1.92	(1.88)		2.21		0.85
Less distributions:
Distributions from net
investment income	(0.09)		(0.11)	(0.04)		(0.07)		(0.08)
Distributions from net realized gains	—		—	(0.00	)(2)	(0.00	)(2)	—
Total distributions	(0.09)		(0.11)	(0.04)		(0.07)		(0.08)
Net asset value, end of year	$12.29		$12.32	$10.51		$12.43		$10.29
Total return	0.48%		18.23%	(15.11)%		21.48%		8.91%
Supplemental data and ratios:
Net assets, end of year (millions)	$23.0		$24.3	$17.1		$16.9		$11.9
Ratio of expenses to average net assets	0.85%		0.85%	0.94	%(3)	0.95%		0.95%
Ratio of expenses to average
net assets (before waivers)	1.65%		1.59%	1.75%		1.91%		2.86%
Ratio of net investment income
to average net assets	0.78%		1.04%	0.34%		0.62%		1.35%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.02)%		0.30%	(0.47)%		(0.34)%		(0.56)%
Portfolio turnover rate(4)	84%		37%	34%		60%		38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.85%. Prior to December 1, 2018, the expense cap was 0.95%.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(5)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Investor Class

	Year Ended December 31,
	2020		2019	2018		2017		2016
Per Share Data:
Net asset value, beginning of year	$12.27		$10.48	$12.40		$10.28		$9.52
Income from investment operations:
Net investment income(1)	0.06		0.09	0.01		0.04		0.11
Net realized and unrealized
gains (losses) on investments	(0.04	)(5)	1.78	(1.90)		2.13		0.71
Total from investment operations	0.02		1.87	(1.89)		2.17		0.82
Less distributions:
Distributions from net
investment income	(0.01)		(0.08)	(0.03)		(0.05)		(0.06)
Distributions from net realized gains	—		—	(0.00	)(2)	(0.00	)(2)	—
Total distributions	(0.01)		(0.08)	(0.03)		(0.05)		(0.06)
Net asset value, end of year	$12.28		$12.27	$10.48		$12.40		$10.28
Total return	0.15%		17.86%	(15.25)%		21.08%		8.64%
Supplemental data and ratios:
Net assets, end of year (thousands)	$79.1		$560.4	$341.5		$86.1		$53.2
Ratio of expenses to average net assets	1.10%		1.10%	1.19	%(3)	1.20%		1.20%
Ratio of expenses to average
net assets (before waivers)	1.90%		1.84%	2.00%		2.16%		3.11%
Ratio of net investment income
to average net assets	0.53%		0.79%	0.09%		0.37%		1.10%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.27)%		0.05%	(0.72)%		(0.59)%		(0.81)%
Portfolio turnover rate(4)	84%		37%	34%		60%		38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.10%. Prior to December 1, 2018, the expense cap was 1.20%.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(5)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Data:
Net asset value, beginning of year	$15.96	$13.58	$16.99		$14.83	$13.03
Income from investment operations:
Net investment income(1)	0.03	0.13	0.05		0.09	0.21
Net realized and unrealized
gains (losses) on investments	0.43 (4)	2.36	(2.85)		2.59	1.76
Total from investment operations	0.46	2.49	(2.80)		2.68	1.97
Less distributions:
Distributions from net
investment income	(0.03)	(0.11)	(0.06)		(0.09)	(0.17)
Distributions from net realized gains	(0.83)	—	(0.55)		(0.43)	—
Total distributions	(0.86)	(0.11)	(0.61)		(0.52)	(0.17)
Net asset value, end of year	$15.56	$15.96	$13.58		$16.99	$14.83
Total return	2.85%	18.40%	(16.45)%		18.05%	15.11%
Supplemental data and ratios:
Net assets, end of year (millions)	$30.4	$33.0	$28.8		$33.6	$28.2
Ratio of expenses to average net assets	0.95%	0.95%	1.00	%(2)	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.64%	1.44%	1.38%		1.35%	1.43%
Ratio of net investment income
to average net assets	0.21%	0.87%	0.29%		0.61%	1.58%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.48)%	0.38%	(0.09)%		0.26%	1.15%
Portfolio turnover rate(3)	61%	55%	36%		30%	49%

(1)	Calculated using average shares outstanding during the year.
(2)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.95%. Prior to December 1, 2018, the expense cap was 1.00%.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(4)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Data:
Net asset value, beginning of year	$15.97	$13.58	$16.97		$14.81	$12.99
Income from investment operations:
Net investment income (loss)(1)	(0.01)	0.09	0.01		0.06	0.18
Net realized and unrealized
gains (losses) on investments	0.42 (4)	2.37	(2.85)		2.58	1.75
Total from investment operations	0.41	2.46	(2.84)		2.64	1.93
Less distributions:
Distributions from net
investment income	(0.03)	(0.07)	—		(0.05)	(0.11)
Distributions from net realized gains	(0.83)	—	(0.55)		(0.43)	—
Total distributions	(0.86)	(0.07)	(0.55)		(0.48)	(0.11)
Net asset value, end of year	$15.52	$15.97	$13.58		$16.97	$14.81
Total return	2.54%	18.19%	(16.71)%		17.78%	14.84%
Supplemental data and ratios:
Net assets, end of year (millions)	$0.3	$0.9	$0.8		$2.6	$2.6
Ratio of expenses to average net assets	1.20%	1.20%	1.25	%(2)	1.25%	1.25%
Ratio of expenses to average
net assets (before waivers)	1.89%	1.69%	1.63%		1.60%	1.68%
Ratio of net investment income (loss)
to average net assets	(0.04)%	0.62%	0.04%		0.36%	1.33%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.73)%	0.13%	(0.34)%		0.01%	0.90%
Portfolio turnover rate(3)	61%	55%	36%		30%	49%

(1)	Calculated using average shares outstanding during the year.
(2)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.20%. Prior to December 1, 2018, the expense cap was 1.25%.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(4)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Institutional Class

						Period Ended
	Year Ended December 31,					December 31,
	2020	2019	2018		2017	2016(1)
Per Share Data:
Net asset value, beginning of period	$12.62	$10.17	$12.59		$9.57	$10.00
Income from investment operations:
Net investment income(2)	0.01	0.30	0.06		0.04	0.00	(3)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	5.00	2.42	(2.19)		3.41	(0.43)
Total from investment operations	5.01	2.72	(2.13)		3.45	(0.43)
Less distributions:
Distributions from net
investment income	(0.12)	(0.27)	(0.06)		(0.02)	—
Distributions from net realized gains	—	—	(0.23)		(0.41)	—
Total distributions	(0.12)	(0.27)	(0.29)		(0.43)	—
Paid in capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	—
Net asset value, end of period	$17.51	$12.62	$10.17		$12.59	$9.57
Total return	39.84%	26.72%	(16.94)%		36.11%	(4.30	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$321.8	$172.7	$85.4		$74.2	$14.8
Ratio of expenses to average net assets	0.80%	0.80%	0.94	%(5)	0.95%	0.95	%(6)
Ratio of expenses to average
net assets (before waivers)	0.90%	0.96%	1.07%		1.20%	2.32	%(6)
Ratio of net investment income
to average net assets	0.07%	2.56%	0.51%		0.30%	0.06	%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.03)%	2.40%	0.38%		0.05%	(1.31	)%(6)
Portfolio turnover rate(7)	31%	31%	42%		71%	73	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Investor Class

							Period Ended
	Year Ended December 31,						December 31,
	2020	2019	2018		2017		2016(1)
Per Share Data:
Net asset value, beginning of period	$12.60	$10.15	$12.57		$9.56		$10.00
Income from investment operations:
Net investment income (loss)(2)	(0.02)	0.27	0.03		0.01		(0.01)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	4.95 (8)	2.41	(2.19)		3.41		(0.44)
Total from investment operations	4.93	2.68	(2.16)		3.42		(0.45)
Less distributions:
Distributions from net
investment income	(0.05)	(0.23)	(0.03)		(0.00	)(3)	—
Distributions from net realized gains	—	—	(0.23)		(0.41)		—
Total distributions	(0.05)	(0.23)	(0.26)		(0.41)		—
Paid in capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)	0.01
Net asset value, end of period	$17.48	$12.60	$10.15		$12.57		$9.56
Total return	39.37%	26.42%	(17.21)%		35.86%		(4.40	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$0.7	$1.5	$2.1		$1.6		$0.3
Ratio of expenses to average net assets	1.05%	1.05%	1.19	%(5)	1.20%		1.20	%(6)
Ratio of expenses to average
net assets (before waivers)	1.15%	1.21%	1.32%		1.45%		2.58	%(6)
Ratio of net investment income (loss)
to average net assets	(0.18)%	2.31%	0.26%		0.05%		(0.19	)%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.28)%	2.15%	0.13%		(0.20)%		(1.57	)%(6)
Portfolio turnover rate(7)	31%	31%	42%		71%		73	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(8)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Institutional Class

						Period Ended
	Year Ended December 31,					December 31,
	2020	2019	2018		2017	2016(1)
Per Share Data:
Net asset value, beginning of period	$14.47	$11.29	$13.43		$10.09	$10.00
Income from investment operations:
Net investment income (loss)(2)	(0.03)	0.22	0.00	(3)	(0.04)	(0.01)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	5.49	3.18	(1.98)		3.85	0.10
Total from investment operations	5.46	3.40	(1.98)		3.81	0.09
Less distributions:
Distributions from net
investment income	(0.09)	(0.16)	(0.00	)(3)	—	—
Distributions from net realized gains	—	(0.06)	(0.16)		(0.47)	—
Total distributions	(0.09)	(0.22)	(0.16)		(0.47)	—
Paid in capital from redemption fees	0.01	0.00 (3)	0.00	(3)	0.00 (3)	—
Net asset value, end of period	$19.85	$14.47	$11.29		$13.43	$10.09
Total return	37.97%	30.14%	(14.70)%		37.75%	0.90	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$137.3	$55.8	$36.8		$23.2	$7.6
Ratio of expenses to average net assets	0.80%	0.80%	0.94	%(5)	0.95%	0.95	%(6)
Ratio of expenses to average
net assets (before waivers)	1.04%	1.23%	1.34%		2.26%	3.65	%(6)
Ratio of net investment income (loss)
to average net assets	(0.17)%	1.64%	0.01%		(0.30)%	(0.16	)%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.41)%	1.21%	(0.39)%		(1.61)%	(2.86	)%(6)
Portfolio turnover rate(7)	24%	26%	38%		61%	69	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Investor Class

						Period Ended
	Year Ended December 31,					December 31,
	2020	2019	2018		2017	2016(1)
Per Share Data:
Net asset value, beginning of period	$14.36	$11.22	$13.37		$10.08	$10.00
Income from investment operations:
Net investment income (loss)(2)	(0.06)	0.19	(0.03)		(0.07)	(0.03)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	5.44	3.15	(1.96)		3.83	0.11
Total from investment operations	5.38	3.34	(1.99)		3.76	0.08
Less distributions:
Distributions from net
investment income	(0.05)	(0.14)	—		—	—
Distributions from net realized gains	—	(0.06)	(0.16)		(0.47)	—
Total distributions	(0.05)	(0.20)	(0.16)		(0.47)	—
Paid in capital from redemption fees	0.05	0.00 (3)	0.00	(3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$19.74	$14.36	$11.22		$13.37	$10.08
Total return	37.94%	29.73%	(14.86)%		37.29%	0.80	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$1.7	$1.6	$0.7		$0.7	$0.2
Ratio of expenses to average net assets	1.05%	1.05%	1.19	%(5)	1.20%	1.20	%(6)
Ratio of expenses to average
net assets (before waivers)	1.29%	1.48%	1.59%		2.51%	3.90	%(6)
Ratio of net investment income (loss)
to average net assets	(0.42)%	1.39%	(0.24)%		(0.55)%	(0.41	)%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.66)%	0.96%	(0.64)%		(1.86)%	(3.11	)%(6)
Portfolio turnover rate(7)	24%	26%	38%		61%	69	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2020

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird MidCap Fund, the Baird Small/Mid Cap Growth Fund, the Baird Small/Mid Cap Value Fund, the Baird SmallCap Value Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), six of the sixteen active funds in the series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird MidCap Fund	December 29, 2000	December 29, 2000
Baird Small/Mid Cap Growth Fund	October 31, 2018	October 31, 2018
Baird Small/Mid Cap Value Fund	November 30, 2015	November 30, 2015
Baird SmallCap Value Fund	May 1, 2012	May 1, 2012
Chautauqua International Growth Fund	April 15, 2016	April 15, 2016
Chautauqua Global Growth Fund	April 15, 2016	April 15, 2016

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 7.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Growth Fund seeks long-term growth of capital through investments in equity securities of small- and mid-capitalization companies.

The Baird Small/Mid Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio of common stocks of companies with small-to-medium market capitalizations.

The Baird SmallCap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio of common stocks of companies with small market capitalizations.

The Chautauqua International Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. companies with medium to large market capitalizations.

The Chautauqua Global Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. On December 31, 2020, entities affiliated with the Advisor held 53% of the Baird Small/Mid Cap Growth Fund, 64% of the Baird Small/Mid Cap Value Fund, 61% of the Baird SmallCap Value Fund, and 31% of the Chautauqua Global Growth Fund. These shareholders included the Baird Foundation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Notes to the Financial Statements
December 31, 2020

2.	Significant Accounting Policies (cont.)

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Corporation is responsible for ensuring the securities are valued at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. ET).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”). Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

The Chautauqua International Growth and Chautauqua Global Growth Funds have retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds calculate their NAVs. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

Notes to the Financial Statements
December 31, 2020

2.	Significant Accounting Policies (cont.)

b)
Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

c)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held nor currency gains or losses realized between the trade and settlement dates on securities transactions. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2020, or for any other tax years which are open for exam.  As of December 31, 2020, open tax years include the tax years ended December 31, 2017 through 2020.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the period, the Funds did not incur any interest or penalties.

e)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on trade date. Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their respective assets or are divided equally amongst the Funds.

Notes to the Financial Statements
December 31, 2020

2.	Significant Accounting Policies (cont.)

g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  For financial reporting purposes, investment transactions are recorded on the trade date.  When a capital gain tax is determined to apply, the Fund may record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been accounted for in accordance with the Funds’ interpretation of applicable tax laws of the countries in which they invest.  Distributions received from underlying investments in real estate investment trusts (“REITs”) may be classified as dividends, capital gains or return of capital.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
Other Matters – The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird MidCap Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	17,318,781	$405,389,307	28,582,666	$617,683,654
Shares issued to shareholders
in reinvestment of distributions	5,260,655	145,088,864	3,751,830	85,204,069
Shares redeemed	(28,981,798)	(679,611,746)	(28,056,428)	(626,508,980)
Net increase (decrease)	(6,402,362)	$(129,133,575)	4,278,068	$76,378,743
Shares Outstanding:
Beginning of year	79,737,647		75,459,579
End of year	73,335,285		79,737,647

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird MidCap Fund (cont.)
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,665,048	$57,380,183	2,001,794	$41,249,843
Shares issued to shareholders
in reinvestment of distributions	707,847	18,177,515	346,621	7,400,350
Shares redeemed	(2,623,729)	(57,306,903)	(1,156,037)	(24,035,320)
Net increase	749,166	$18,250,795	1,192,378	$24,614,873
Shares Outstanding:
Beginning of year	6,889,569		5,697,191
End of year	7,638,735		6,889,569
Total net increase (decrease)		$(110,882,780)		$100,993,616

Baird Small/Mid Cap Growth Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,684,734	$23,519,261	857,808	$9,686,310
Shares issued to shareholders
in reinvestment of distributions	52,529	904,547	—	—
Shares redeemed	(287,296)	(3,832,151)	(179,809)	(2,102,209)
Net increase	1,449,967	$20,591,657	677,999	$7,584,101
Shares Outstanding:
Beginning of year	1,491,956		813,957
End of year	2,941,923		1,491,956

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	45,645	$693,010	22,746	$255,577
Shares issued to shareholders
in reinvestment of distributions	699	11,948	—	—
Shares redeemed	(31,548)	(442,925)	(225)	(2,646)
Net increase	14,796	$262,033	22,521	$252,931
Shares Outstanding:
Beginning of year	23,521		1,000
End of year	38,317		23,521
Total net increase		$20,853,690		$7,837,032

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird Small/Mid Cap Value Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	689,239	$7,452,148	513,710	$6,004,940
Shares issued to shareholders
in reinvestment of distributions	11,214	137,153	13,395	164,491
Shares redeemed	(801,809)	(8,974,059)	(175,075)	(2,077,538)
Net increase (decrease)	(101,356)	$(1,384,758)	352,030	$4,091,893
Shares Outstanding:
Beginning of year	1,974,781		1,622,751
End of year	1,873,425		1,974,781

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	5,288	$55,459	14,425	$166,971
Shares issued to shareholders
in reinvestment of distributions	4	50	263	3,216
Shares redeemed	(44,509)	(468,142)	(1,618)	(19,542)
Net increase (decrease)	(39,217)	$(412,633)	13,070	$150,645
Shares Outstanding:
Beginning of year	45,657		32,587
End of year	6,440		45,657
Total net increase (decrease)		$(1,797,391)		$4,242,538

Baird SmallCap Value Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	345,450	$4,859,915	265,753	$4,013,663
Shares issued to shareholders
in reinvestment of distributions	89,539	1,374,807	11,374	181,421
Shares redeemed	(543,876)	(7,510,893)	(330,733)	(5,030,908)
Net decrease	(108,887)	$(1,276,171)	(53,606)	$(835,824)
Shares Outstanding:
Beginning of year	2,064,404		2,118,010
End of year	1,955,517		2,064,404

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Baird SmallCap Value Fund (cont.)
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	8,461	$132,579	5,551	$84,039
Shares issued to shareholders
in reinvestment of distributions	564	8,637	178	2,846
Shares redeemed	(45,333)	(614,660)	(6,225)	(93,837)
Net decrease	(36,308)	$(473,444)	(496)	$(6,952)
Shares Outstanding:
Beginning of year	55,355		55,851
End of year	19,047		55,355
Total net decrease		$(1,749,615)		$(842,776)

Chautauqua International Growth Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	6,655,236	$90,770,906	6,564,998 (1)	$76,704,816 (1)
Shares issued to shareholders
in reinvestment of distributions	100,236	1,729,079	227,632	2,881,816
Shares redeemed	(2,058,055)	(26,613,627)	(1,503,822)	(17,898,951)
Redemption fees	—	34,899	—	32,968
Net increase	4,697,417	$65,921,257	5,288,808	$61,720,649
Shares Outstanding:
Beginning of year	13,684,014		8,395,206
End of year	18,381,431		13,684,014

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	40,351	$617,683	30,595	$368,522
Shares issued to shareholders
in reinvestment of distributions	108	1,859	1,577	19,935
Shares redeemed	(119,218)	(1,643,224)	(124,988)	(1,465,249)
Redemption fees	—	323	—	5
Net decrease	(78,759)	$(1,023,359)	(92,816)	$(1,076,787)
Shares Outstanding:
Beginning of year	118,654		211,470
End of year	39,895		118,654
Total net increase		$64,897,898		$60,643,862
(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Notes to the Financial Statements
December 31, 2020

3.	Capital Share Transactions (cont.)

Chautauqua Global Growth Fund
	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,815,907	$60,626,046	1,067,813	$14,402,805
Shares issued to shareholders
in reinvestment of distributions	28,094	550,653	45,894	667,696
Shares redeemed	(782,203)	(11,881,788)	(516,819)	(6,920,288)
Redemption fees	—	28,770	—	3,644
Net increase	3,061,798	$49,323,681	596,888	$8,153,857
Shares Outstanding:
Beginning of year	3,858,531		3,261,643
End of year	6,920,329		3,858,531

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	146,201	$2,360,863	68,911	$930,554
Shares issued to shareholders
in reinvestment of distributions	204	3,988	1,472	21,240
Shares redeemed	(173,322)	(2,704,322)	(22,141)	(302,224)
Redemption fees	—	5,071	—	78
Net increase (decrease)	(26,917)	$(334,400)	48,242	$649,648
Shares Outstanding:
Beginning of year	111,878		63,636
End of year	84,961		111,878
Total net increase		$48,989,281		$8,803,505

During the year ended December 31, 2019, Chautauqua International Growth Fund satisfied a purchase in-kind request made by a large institutional shareholder by transferring cash and securities into the Fund. The transfer was effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

Year Ended December 31, 2019

		Value of Cash and	Shares
Fund	Effective Date	Securities Received	Sold
Chautauqua International Growth
Fund – Institutional Class	February 28, 2019	$26,869,633	2,367,369
Total		$26,869,633

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2020, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird	Baird	Chautauqua	Chautauqua
	MidCap	Small/Mid Cap	Small/Mid Cap	SmallCap	International	Global Growth
	Fund	Growth Fund	Value Fund	Value Fund	Growth Fund	Fund
Purchases:	$886,343,012	$38,822,490	$16,851,517	$15,528,642	$128,436,401	$65,165,416
Sales:	1,276,883,684	19,183,099	18,151,890	17,888,086	64,703,668	19,759,276

The Funds did not purchase or sell U.S. Government securities during the year ended December 31, 2020.

Notes to the Financial Statements
December 31, 2020

4.	Investment Transactions and Income Tax Information (cont.)

As of December 31, 2020, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

	Baird	Baird	Baird
	MidCap	Small/Mid Cap	Small/Mid Cap
	Fund	Growth Fund	Value Fund
Cost of investments	$1,265,427,882	$38,962,168	$18,977,800
Gross unrealized appreciation	$1,016,850,168	$14,315,009	$4,964,360
Gross unrealized depreciation	(10,317,436)	(336,500)	(526,689)
Net unrealized appreciation	1,006,532,732	13,978,509	4,437,671
Undistributed ordinary income	5,402,485	265,469	2,986
Undistributed long-term capital gains	45,452,011	865,824	—
Distributable earnings	50,854,496	1,131,293	2,986
Other accumulated losses	—	—	(1,225,264)
Total distributable earnings	$1,057,387,228	$15,109,802	$3,215,393

	Baird	Chautauqua	Chautauqua
	SmallCap	International	Global
	Value Fund	Growth Fund	Growth Fund
Cost of investments	$21,803,136	$219,008,242	$97,665,668
Gross unrealized appreciation	$9,247,876	$112,064,762	$44,208,922
Gross unrealized depreciation	(396,150)	(9,972,087)	(4,601,316)
Net unrealized appreciation	8,851,726	102,092,675	39,607,606
Undistributed ordinary income	35,329	2,203,513	1,103,536
Distributable earnings	35,329	2,203,513	1,103,536
Other accumulated losses	(2,113,109)	(3,171,306)	(948,266)
Total distributable earnings	$6,773,946	$101,124,882	$39,762,876

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for equalization accounting for tax purposes.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2020, the following table shows the reclassifications made:

	Total
	Distributable	Paid In
Fund	Earnings	Capital
Baird MidCap Fund	$(36,806,866)	$36,806,866
Baird Small/MidCap Growth Fund	(36,264)	36,264
Chautauqua International Growth Fund	(26,000)	26,000
Chautauqua Global Growth Fund	(2,500)	2,500

Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Notes to the Financial Statements
December 31, 2020

4.	Investment Transactions and Income Tax Information (cont.)

The tax components of distributions paid during the periods shown below are as follows:

	Year Ended December 31, 2020
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird MidCap Fund	$33,330,403	$167,012,629	$200,343,032
Baird Small/Mid Cap Growth Fund	503,155	443,273	946,428
Baird Small/Mid Cap Value Fund	163,120	—	163,120
Baird SmallCap Value Fund	49,386	1,547,362	1,596,748
Chautauqua International Growth Fund	2,106,751	—	2,106,751
Chautauqua Global Growth Fund	639,765	—	639,765

	Year Ended December 31, 2019
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird MidCap Fund	$4,716,248	$111,977,504	$116,693,752
Baird Small/Mid Cap Value Fund	211,978	—	211,978
Baird SmallCap Value Fund	227,402	—	227,402
Chautauqua International Growth Fund	3,658,929	—	3,658,929
Chautauqua Global Growth Fund	843,708	24,923	868,631

The Funds in the table above designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2019 and 2020.

At December 31, 2020, accumulated net realized capital loss carryovers without expiration were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Small/Mid Cap Value Fund	$1,112,826	$112,438	Indefinitely	Indefinitely
Baird SmallCap Value Fund	1,713,951	399,158	Indefinitely	Indefinitely
Chautauqua International Growth Fund	—	3,112,101	N/A	Indefinitely
Chautauqua Global Growth Fund	—	931,566	N/A	Indefinitely

During the year ended December 31, 2020, the Chautauqua International Growth Fund utilized $3,529,037 of long-term capital loss carryover.

5.	Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rates as follows:

Fund	Investment Advisory Fees
Baird MidCap Fund	0.75%
Baird Small/Mid Cap Growth Fund	0.75%
Baird Small/Mid Cap Value Fund	0.75%
Baird SmallCap Value Fund	0.85%
Chautauqua International Growth Fund	0.75%
Chautauqua Global Growth Fund	0.75%

Notes to the Financial Statements
December 31, 2020

5.	Investment Advisory and Other Agreements (cont.)

The Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses, to the extent necessary to ensure that total operating expenses, including interest expense and the fees and expenses incurred by the Funds in connection with the Funds’ investments in other investment companies (to the extent, in the aggregate, such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets), but excluding taxes, brokerage commissions and extraordinary expenses, do not exceed the following annual percentages of the average daily net assets attributable to the Funds’ Institutional Class and Investor Class shares:

	Institutional	Investor
Fund	Class	Class
Baird MidCap Fund	0.85%	1.10%
Baird Small/Mid Cap Growth Fund	0.85%	1.10%
Baird Small/Mid Cap Value Fund	0.85%	1.10%
Baird SmallCap Value Fund	0.95%	1.20%
Chautauqua International Growth Fund	0.80%	1.05%
Chautauqua Global Growth Fund	0.80%	1.05%

The Expense Cap/Reimbursement Agreement is in effect through at least April 30, 2022.

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the date in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2020	2019	2018
Subject to recovery on or before fiscal year ending December 31,	2023	2022	2021
Fund
Baird Small/Mid Cap Growth Fund	$174,285	$160,643	$32,277	(a)
Baird Small/Mid Cap Value Fund	170,040	164,099	151,826
Baird SmallCap Value Fund	182,269	160,963	135,562
Chautauqua International Growth Fund	213,896	230,596	116,439
Chautauqua Global Growth Fund	209,929	206,779	155,834

(a)	For the period from close of business on October 31, 2018 (inception date) through December 31, 2018.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2020 for the Funds.

Certain officers and employees of the Advisor are also officers of the Funds.

6.	Line of Credit

The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the sixteen Funds comprising the Corporation a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $600,000,000 of total borrowings for the Funds comprising the Corporation, whichever is less. U.S. Bank charges interest at the U.S. Prime Rate less 2%, but in no event less

Notes to the Financial Statements
December 31, 2020

6.	Line of Credit (cont.)

than a net rate of 1% per annum. As of December 31, 2020, the Prime Rate was 3.25%. The LOC matures on May 24, 2021, unless renewed. The Corporation has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year ended December 31, 2020, the Funds borrowed from the LOC as follows:

	Amount	Interest Charges	Borrowing
Fund	Borrowed	Accrued	Rate
Baird MidCap Fund	$196,669,000	$30,545	2.75%
Baird Small/Mid Cap Growth Fund	23,000	2	2.75%

No other borrowings occurred during the year ended December 31, 2020 nor were any other borrowings outstanding under the LOC as of December 31, 2020.

7.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.

For the year ended December 31, 2020, the Funds incurred fees pursuant to the Plan as follows:

Fund
Baird MidCap Fund	$406,855
Baird Small/Mid Cap Growth Fund	750
Baird Small/Mid Cap Value Fund	828
Baird SmallCap Value Fund	1,323
Chautauqua International Growth Fund	2,571
Chautauqua Global Growth Fund	3,902

8.	Redemption Fees

A redemption fee of 2.00% will be assessed on Institutional and Investor Class shares of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund if redeemed (including in connection with an exchange) 90 days or less from their date of purchase, determined on a first-in, first-out (“FIFO”) basis.  The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

For the year ended December 31, 2020, the Funds charged redemption fees as follows:

Fund
Chautauqua International Growth Fund	$35,222
Chautauqua Global Growth Fund	$33,841

The Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund and Baird SmallCap Value Fund do not charge redemption fees.

9.	Subsequent Events

In preparing these financial statements, management has evaluated events after December 31, 2020.  There were no subsequent events since December 31, 2020, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statements
	Statements of	of Changes	Financial
Fund Name	Operations	in Net Assets	Highlights
Baird MidCap Fund,	For the	For the	For the years ended December 31,
Baird Small/Mid Cap Value Fund,	year ended	years ended	2020, 2019, 2018, and 2017
Baird SmallCap Value Fund,	December 31,	December 31,
Chautauqua International Growth Fund,	2020	2020 and
Chautauqua Global Growth Fund		2019
Baird Small/Mid Cap Growth Fund	For the	For the	For the years ended December 31,
	year ended	years ended	2020 and 2019 and for the
	December 31,	December 31,	period from October 31, 2018
	2020	2020 and	(commencement of operations)
		2019	through December 31, 2018

The Funds’ financial highlights for the period ended December 31, 2016, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 26, 2021

Directors & Officers
As of December 31, 2020 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  78

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Thompson IM Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 56

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Cree, Inc., a Semiconductor Company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

Frederick P. Stratton, Jr.

Independent Director, Nominating
Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  81

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  67

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Directors & Officers
As of December 31, 2020 (Unaudited) (Continued)

Independent Director

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  50

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  64

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  67

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  48

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014.

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  49

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since December 2013.

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  57

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Directors & Officers
As of December 31, 2020 (Unaudited) (Continued)

Officers (Continued)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  57

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since January 2016;  Senior Vice President, the Advisor (March 2012-December 2015).

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  44

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  46

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), comprised of directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”) met on August 17 and August 25, 2020 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund (the “Equity Funds” or the “Funds”).

The Board, all of whom are Independent Directors, approved the continuation of the investment advisory agreement for the Equity Funds through a process that concluded at the August 25, 2020 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory agreement and related fee schedules, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board by the Advisor, including information about the operation of the Advisor and the Funds during the COVID-19 pandemic, a copy of the Advisor’s Form ADV Part 1A and Form ADV Part 2 brochures and brochure supplements, the annual report and audited consolidated financial statements for Baird Financial Group, Inc. (the Advisor’s parent company), a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2020, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor, trading and brokerage commission information and other pertinent information.

The Board considered the Advisor’s 15(c) response and discussed various questions and information with representatives of the Advisor at the August 17, 2020 special meeting.  At the August 25, 2020 meeting, the Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information, compliance matters, business initiatives of the Advisor, information about investments made by the Advisor in personnel, technology and services that benefit the Funds and discussions with the Funds’ portfolio managers.

Based on its evaluation of this information, the Board, including all of the Independent Directors, approved the continuation of the investment advisory agreement for the Funds for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the Funds and noted that the Advisor continues to add resources in support of the Funds, including investments in personnel, technology, systems, trading and research capabilities, databases, work from home infrastructure and virtual meeting technology.  The Board considered the information provided by the Advisor regarding the effective implementation of the Advisor’s business continuity plan and the performance and operation of the Funds during the COVID-19 pandemic.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, proxy voting, compliance, risk management services, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, valuation support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board noted the general stability of the assets managed by Baird Equity Asset Management despite outflows in certain Funds.  The Board also considered the strength of the Advisor’s compliance department, including the credentials of the Funds’ chief compliance officer, as well as the Advisor’s risk management system.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2020 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered the Funds’ performance during the recent market downturn in the first six months of 2020 and noted that almost all of the Funds’ Institutional Class had seen positive relative performance against their benchmarks during this period.  The Board also reviewed composite investment performance of Baird Equity Asset Management with respect to accounts managed by the Advisor that are comparable to the Funds but did not consider it to be a material factor in the 15(c) process.

The Board noted that the performance of the Institutional Class of the MidCap Fund exceeded the benchmark index, but underperformed the Lipper peer group average for the one-year period, exceeded the benchmark index and Lipper peer group average for the three- and five-year periods, underperformed the benchmark index, but exceeded the Lipper peer group average for the ten-year period and exceeded the benchmark index and Lipper peer group average for the since-inception period.  The Board took note of the outperformance of the Small/Mid Cap Growth Fund since inception on October 31, 2018 as compared to both the benchmark index and Lipper peer group.  The Board noted that the SmallCap Value Fund and Small/Mid Cap Value Fund have outperformed the benchmark index over the one- and three-year periods, the Small Cap Value Fund has underperformed the benchmark index for the five-year period and both Funds underperformed the benchmark index for the since inception period.  During the relevant periods, the Funds underperformed the Lipper peer group index.  The Board noted that the Advisor considers the Funds to be appropriately classified as value funds whereas Lipper classifies the Funds as core funds and that underperformance versus the small-cap core peer group has been influenced by the growth tilt of many core managers as growth has continued to outperform value.  The Board took note of the Advisor’s commentary regarding the Funds’ underperformance in certain time periods and the Advisor’s commitment to closely monitor the Value Funds’ performance going forward.

The Board noted that the Institutional Class of the Chautauqua International Growth Fund had outperformed the benchmark index and Lipper peer group for the one-, three- and since-inception periods and the Institutional Class of the Chautauqua Global Growth Fund had outperformed the benchmark index and Lipper peer group for the one-year and since-inception periods and had outperformed the benchmark, but underperformed the Lipper peer group, for the three-year period.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance and the investment strategies the Advisor employs for each Fund.  The Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

Advisory Fees and Expenses
The Board reviewed the fee and expense information for each of the Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to industry data for other mutual funds in the same Morningstar peer group.  The Board noted that the advisory fee for the MidCap Fund and the Small/MidCap Growth Fund is slightly above the Morningstar category average; the advisory fee for the Small/Mid Cap Value Fund is below the Morningstar category average; and the advisory fee for the Small/Cap Value Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund is above the category average.  The Board also considered the total expense ratio of each Fund, after fee waivers and expense reimbursements by the Advisor, relative to all other mutual funds in its Morningstar category.  The Board noted that the net expense ratios for each class of the Funds, after waivers, are below the Morningstar average except for the Investor Class of the SmallCap Value Fund, which has an expense ratio that is slightly above the peer group average.  The Board considered the Advisor’s commentary regarding the competitiveness of the Equity Funds’ fees, as well as fee comparisons for the Institutional Class of each Fund with the institutional shares of similarly sized funds, noting that the expense ratio of the Institutional Class of each Fund fell below the category average.

The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients, including separately managed accounts, subadvisory arrangements with unaffiliated mutual funds, two private limited partnerships managed in strategies similar to the International Growth Fund and the Global Growth Fund  and a collective investment trust, but did not consider these comparisons to be a material factor given the difference in services provided by the Advisor and the additional risks assumed by the Advisor as investment adviser to the Funds.

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in other advisory and subadvisory relationships.  Those services included operational support, valuation services, administration of the Funds’ liquidity risk management program, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff, the operation of the Funds’ business continuity plan and cybersecurity plan, and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for other accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board concluded that the management fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability
The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board considered that the Advisor’s profitability information does not reflect costs incurred for various support services to the Funds such as IT, compliance, risk, legal and finance.  The Board reviewed the financial condition of the Advisor and its parent company and determined it to be sound.  The Board concluded that the Advisor’s current level of profitability was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed asset levels for each Fund and considered whether there may be economies of scale in the management of each Fund at current levels and if its assets were to increase significantly.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

The Board recognized that the Advisor has waived fees and/or reimbursed expenses for each Fund pursuant to the fee waiver/expense reimbursement agreement.  Other than the MidCap Fund, the Board did not consider economies of scale to be a material factor due to the current asset size of each Fund.  The Board noted that the MidCap Fund’s management fee structure does not contain any breakpoint reductions as the Fund’s assets grow in size but considered the expenses incurred and management fees waived by the Advisor in the past.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  Those benefits include Rule 12b-1 fees received by the Distributor and its representatives.  The Board noted that the Advisor derives ancillary benefits from its association with the Equity Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds. The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the Directors, all of whom are Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird MidCap Fund	100.00%
Baird Small/Mid Cap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%
Chautauqua International Growth Fund	100.00%
Chautauqua Global Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was as follows:

Baird MidCap Fund	100.00%
Baird Small/Mid Cap Value Fund	91.99%
Baird SmallCap Value Fund	96.44%
Chautauqua Global Growth Fund	6.34%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird MidCap Fund	100.00%
Baird Small/Mid Cap Growth Fund	100.00%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing	Baird Funds, Inc.
this notice?
What we do
How does Baird	To protect your personal information from unauthorized access and
Funds, Inc. protect my	use, we use security measures that comply with federal law. These
personal information?	measures include computer safeguards and secured files and buildings.
How does Baird	We collect your personal information, for example, when you
Funds, Inc. collect	• open an account or give us your contact information
my personal	• make a wire transfer or provide account information
information?	• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
•	Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
Darren R. Jackson
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

(b). Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., Marlyn J. Spear, and Darren R. Jackson, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, Ms. Spear, and Mr. Jackson are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed by Cohen & Company, Ltd. (“Cohen”), the Registrant’s principal accountant, during the last two fiscal years were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$234,300	$229,600
Audit-Related Fees	$0	$0
Tax Fees	$72,000	$72,000
All Other Fees	$0	$0

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by Cohen to the Registrant during fiscal 2020. During the past two fiscal years, the Registrant did not receive any non-audit services from Cohen pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Additionally, during the past two fiscal years, neither the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant received non-audit services from Cohen.  All of Cohen’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of Cohen.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund, Chautauqua Global Growth Fund, Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, and Baird Municipal Bond Fund are included as part of the report to shareholders filed under Item 1.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is not a closed-end management investment company.

Item 13. Exhibits.

(a)	(1) Code of ethics

  Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2018.

  https://www.sec.gov/Archives/edgar/data/1282693/000089853118000184/0000898531-18-000184-index.htm

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(4) Changes in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  BAIRD FUNDS, INC.

By (Signature and Title)      /s/ Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 5, 2021

By (Signature and Title)      /s/ Heidi Schneider
Heidi Schneider, Treasurer (Principal Financial Officer)

Date    March 5, 2021